UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-21977

                             PowerShares Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

                         Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                      Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:          800-983-0903

Date of fiscal year end:   October 31

Date of reporting period:   October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

October 31, 2016

2016 Annual Report to Shareholders

FXEP	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio

PIZ	PowerShares DWA Developed Markets Momentum Portfolio

PIE	PowerShares DWA Emerging Markets Momentum Portfolio

PXR	PowerShares Emerging Markets Infrastructure Portfolio

FXEU	PowerShares Europe Currency Hedged Low Volatility Portfolio

PAF	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

PXF	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

PDN	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

PXH	PowerShares FTSE RAFI Emerging Markets Portfolio

PAGG	PowerShares Global Agriculture Portfolio

PBD	PowerShares Global Clean Energy Portfolio

PSAU	PowerShares Global Gold and Precious Metals Portfolio

PIO	PowerShares Global Water Portfolio

IPKW	PowerShares International BuyBack AchieversTM Portfolio

FXJP	PowerShares Japan Currency Hedged Low Volatility Portfolio

IDHQ	PowerShares S&P International Developed Quality Portfolio

2

The Market Environment

US Equity

During the fiscal year ended October 31, 2016, the US economy continued to expand. The initial estimate of US gross domestic product (GDP) showed the US economy grew by 2.9% in the third calendar quarter of 2016, beating consensus estimates.1 However, annualized GDP is expected to be lower. Employment data were mixed, though the unemployment rate had a surprise uptick from 4.9% in August to 5.0% in September before ending the fiscal year at 4.9%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3

The US Federal Reserve (the Fed) raised interest rates in December 2015—its first increase since 2006—but that was its only increase during the reporting period. Major US stock market indexes posted gains for the reporting period, but they were fairly volatile. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over Fed policy, including rumors of possible negative interest rates in the US. Markets recovered in late February and posted gains until June when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.4 In this environment, investors generally favored the perceived safety of government bonds and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

Global Equity

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

Equity market rallies in October and November 2015 were offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates—its first increase since 2006—even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.5

Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union—resulting in a sharp stock-market sell-off. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

[1]	Source: Bureau of Economic Analysis
[2]	Source: Bureau of Labor Statistics
[3]	Source: Thompson-Reuters
[4]	Source: Reuters
[5]	Source: Bureau of Economic Analysis

3

FXEP	Manager’s Analysis
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)

As an index fund, the PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P EPAC Ex Korea Low Volatility USD Hedged Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Index measures the performance of the 200 least volatile stocks in the S&P EPAC Ex-Korea LargeMidCap Index, while also employing a currency-hedged strategy to mitigate exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries in which the component securities of the Index are domiciled. From the constituents of the S&P EPAC Ex-Korea LargeMidCap Index, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Index, with the least volatile stocks receiving the greatest weights. To hedge against exchange rate fluctuations, the Fund also will invest in foreign currency forward contracts to “lock in” the contract’s agreed-upon exchange rates. Through this process, the Fund attempts to use the profits (or losses) from the forward contracts to offset the losses (or profits) from changes in currency values. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 2.06%. On a net asset value (“NAV”) basis, the Fund returned 2.04%. During the same time period, the Index returned 2.91%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to slippage around rebalances and the fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Local Currency Index (Net) (the “Benchmark Index”) returned (1.90)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of stock of Europe, Australasia and the Far East.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the health care sector during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to a larger allocation in the real estate sector and stock selection in the real estate and financial sectors.

For the fiscal year ended October 31, 2016, the real estate sector contributed most significantly to the Fund’s return, followed by the consumer staples and industrials sectors. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the telecommunication services and financials sectors.

Positions that contributed most significantly to the Fund’s return included Kagome Co. Ltd., a consumer staples company (portfolio average weight of 0.60%), and HK Electric Investments & HK Electric Investments Ltd., a utilities company (portfolio average weight of 0.79%). Positions that detracted most significantly from the Fund’s return included Next PLC, a consumer discretionary company (no longer held at fiscal year-end), and Derwent London PLC REIT, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Industrials	20.6
Real Estate	17.5
Consumer Staples	12.1
Utilities	11.7
Financials	11.2
Consumer Discretionary	7.4
Health Care	5.6
Telecommunication Services	4.9
Information Technology	3.6
Materials	2.7
Other Assets Less Liabilities	2.7

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
MAN SE	1.3
Sofina SA	0.7
Hong Kong & China Gas Co. Ltd.	0.7
MTR Corp. Ltd.	0.7
Venture Corp. Ltd.	0.7
HK Electric Investments & HK Electric Investments Ltd.	0.6
United Overseas Bank Ltd.	0.6
AGL Energy Ltd.	0.6
SGS SA	0.6
Jardine Strategic Holdings Ltd.	0.6
Total	7.1

4

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
S&P EPAC Ex Korea Low Volatility USD Hedged Index (Net)††	2.91%	5.15%	5.47%
MSCI EAFE® Local Currency Index (Net)††	(1.90)	0.23	0.24
Fund
NAV Return	2.04	4.30	4.56
Market Price Return	2.06	4.06	4.31

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects invested dividends net of withholding taxes.

5

PIZ	Manager’s Analysis
PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

As an index fund, the PowerShares DWA Developed Markets Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Developed Markets Technical Leaders Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in equity securities that comprise the Index, which is comprised of equity securities of large capitalization companies based in countries with developed economies excluding the United States.

Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors such as market performance. Dorsey Wright selects securities from a universe of approximately 1,000 constituents by market capitalization within the NASDAQ Developed Market Ex-United States Index. The Index provider then ranks the eligible securities by their relative strength score, selects approximately 100 securities with the greatest score for inclusion in the Index and weights each component security based on its relative strength score. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (2.43)%. On a net asset value (“NAV”) basis, the Fund returned (2.97)%. During the same time period, the Index returned (2.43)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period which were offset by a gain around rebalances due to starting trading early for liquidity purposes.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (3.23)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection and overweight positions in the materials and information technology sectors.

For the fiscal year ended October 31, 2016, the health care sector contributed most significantly to the Fund’s return, followed by the industrials and energy sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the financials and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Genmab A/S, a health care company (no longer held at fiscal year-end), and Ramsay Health Care Ltd., a health care company (portfolio average weight of 3.16%). Positions that detracted most significantly from the Fund’s return included Goldin Financial Holdings Limited, a financials company (no longer held at fiscal year-end), and Howden Joinery Group PLC, an industrials company (portfolio average weight of 1.70%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Industrials	31.4
Health Care	14.6
Information Technology	10.4
Consumer Staples	9.8
Materials	9.0
Financials	7.0
Utilities	5.4
Consumer Discretionary	5.4
Real Estate	3.5
Energy	2.3
Telecommunication Services	1.2
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Ramsay Health Care Ltd.	3.0
Ryman Healthcare Ltd.	2.8
Kone Oyj, Class B	2.7
Jardine Matheson Holdings Ltd.	2.7
Experian PLC	2.6
Recordati SpA	2.5
Wartsila Oyj Abp	2.4
Flughafen Zuerich AG	2.3
Constellation Software, Inc.	2.3
Auckland International Airport Ltd.	2.1
Total	25.4

*	Excluding money market fund holdings.

6

PowerShares DWA Developed Markets Momentum Portfolio (PIZ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dorsey Wright® Developed Markets Technical Leaders Index (Net)††	(2.43)%	(1.27)%	(3.76)%	6.62%	37.78%	1.45%	13.53%
MSCI EAFE® Index (Net)††	(3.23)	(1.31)	(3.87)	4.99	27.59	(0.51)	(4.40)
Fund
NAV Return	(2.97)	(2.33)	(6.82)	5.51	30.75	0.44	3.95
Market Price Return	(2.43)	(2.46)	(7.20)	5.68	31.80	0.36	3.25

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.81% includes the unitary management fee of 0.80% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

7

PIE	Manager’s Analysis
PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

As an index fund, the PowerShares DWA Emerging Markets Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Emerging Markets Technical Leaders Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in equity securities that comprise the Index.

Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects such securities pursuant to its proprietary selection methodology, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors such as performance security’s relative performance against the overall market. Dorsey Wright selects securities for inclusion in the Index from an eligible universe of the largest 1,000 constituents by market capitalization within the NASDAQ Emerging Markets Index (except for U.S. –listed American Depository Receipts or foreign listings). The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Index and weights each security on its relative strength score. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 2.25%. On a net asset value (“NAV”) basis, the Fund returned 2.00%. During the same time period, the Index returned 3.63%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to trading costs and slippage around quarterly rebalances, and fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 9.27%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 830 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection and having overweight positions within the consumer discretionary and materials sector.

For the fiscal year ended October 31, 2016, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer staples and utilities sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the materials and telecommunication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Grape King Bio Ltd., a consumer staples company (portfolio average weight of 2.18%), and KCE Electronics PCL NVDR, an information technology company (portfolio average weight of 1.96%). Positions that detracted most significantly from the Fund’s return included Tipco Asphalt PCL NVDR, a materials company (no longer held at fiscal year-end), and EOH Holdings Ltd., an information technology company (portfolio average weight of 0.46%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Information Technology	31.1
Consumer Discretionary	18.5
Consumer Staples	11.1
Financials	10.3
Utilities	7.4
Real Estate	7.4
Materials	6.4
Industrials	4.5
Health Care	2.6
Energy	0.7
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Sahamitr Pressure Container PCL NVDR	4.1
KCE Electronics PCL NVDR	3.1
Grape King Bio Ltd.	2.9
Tencent Holdings Ltd.	2.5
CP ALL PCL NVDR	2.5
My E.G. Services Bhd	2.4
AAC Technologies Holdings, Inc.	2.2
EOH Holdings Ltd.	2.2
Magazine Luiza SA	2.1
Supalai PCL NVDR	2.1
Total	26.1

*	Excluding money market fund holdings.

8

PowerShares DWA Emerging Markets Momentum Portfolio (PIE) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dorsey Wright® Emerging Markets Technical Leaders Index (Net)††	3.63%	(2.93)%	(8.53)%	1.65%	8.53%	(0.99)%	(8.46)%
MSCI Emerging Markets IndexSM (Net)††	9.27	(2.05)	(6.01)	0.55	2.76	(1.19)	(10.07)
Fund
NAV Return	2.00	(4.16)	(11.98)	0.67	3.41	(4.19)	(31.48)
Market Price Return	2.25	(4.15)	(11.93)	0.75	3.80	(4.27)	(32.00)

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.90% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

9

PXR	Manager’s Analysis
PowerShares Emerging Markets Infrastructure Portfolio (PXR)

As an index fund, the PowerShares Emerging Markets Infrastructure Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Emerging Infrastructure Builders IndexSM (the “Index”). The Fund will invest at least 90% of its total assets in the equity securities of companies involved in the following sectors related to infrastructure construction and development in emerging market countries: 1) construction and engineering; 2) construction machinery; 3) construction materials; 4) diversified metals and mining; 5) heavy electrical equipment; 6) industrial machinery; and 7) steel, and that comprise the Index, and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. Historically, the Index has consisted of securities of companies listed on exchanges in Australia, Bermuda, Brazil, Canada, Chile, China, Egypt, France, Hong Kong, India, Indonesia, Israel, Luxembourg, Malaysia, Mexico, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan and the United States.

The Index is calculated and maintained by Standard & Poor’s Custom Indices on behalf of S-Network Global Indexes Inc. (the “Index Provider”). Emerging market countries are determined according to the Index Provider’s definition, which currently includes those countries identified in the World Bank Country Classification system as “Middle Income” countries. The Index Provider will include stocks only with a minimum market capitalization of $500 million, and it will remove such stocks if their market capitalization falls below $300 million. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 3.21%. On a net asset value (“NAV”) basis, the Fund returned 2.44%. During the same time period, the Index returned 2.19%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred partially offset by the income received from the security lending program in which the Fund participates.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 9.27%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 830 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection and a significant overweight in the industrials sector and underweight in the information technology sector.

For the fiscal year ended October 31, 2016, the materials sector contributed most significantly to the Fund’s return, followed by the financials and energy sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the telecommunication services sector.

Positions that contributed most significantly to the Fund’s return included African Rainbow Minerals Ltd., a materials company (portfolio average weight of 1.28%), and Cia Siderurgica Nacional SA ADR, a materials company (portfolio average weight of 1.18%). Positions that detracted most significantly from the Fund’s return included PPC Ltd., a materials company (portfolio average weight of 1.08%), and Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares, an industrials company (portfolio average weight of 1.93%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Industrials	52.1
Materials	42.0
Energy	1.6
Consumer Discretionary	1.5
Utilities	1.3
Financials	1.0
Telecommunication Services	0.6
Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
China Communications Construction Co. Ltd., H-Shares	3.1
China National Building Material Co. Ltd., H-Shares	2.8
Shanghai Electric Group Co. Ltd., H-Shares	2.7
Alstom SA	2.7
Taiwan Cement Corp.	2.5
Anhui Conch Cement Co. Ltd., H-Shares	2.1
Caterpillar, Inc.	2.1
Cemex SAB de CV ADR	2.0
Atlas Copco AB, Class A	2.0
Metallurgical Corp. of China Ltd., H-Shares	2.0
Total	24.0

10

PowerShares Emerging Markets Infrastructure Portfolio (PXR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S-Network Emerging Infrastructure Builders IndexSM	2.19%	(4.94)%	(14.10)%	(3.11)%	(14.62)%	7.31%	76.34%
MSCI Emerging Markets IndexSM (Net)††	9.27	(2.05)	(6.01)	0.55	2.76	8.35	90.51
Fund
NAV Return	2.44	(5.29)	(15.04)	(3.64)	(16.93)	6.05	60.32
Market Price Return	3.21	(5.03)	(14.34)	(3.56)	(16.57)	4.53	42.78

Fund Inception: October 16, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.77% includes the unitary management fee of 0.75% and other expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

11

FXEU	Manager’s Analysis
PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)

As an index fund, the PowerShares Europe Currency Hedged Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P Eurozone Low Volatility USD Hedged Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Index measures the performance of the 80 least volatile stocks in the S&P Eurozone BMI Index, while also employing a currency-hedged strategy to mitigate exposure to fluctuations between the value of the U.S. dollar and the currencies of the countries in which the component securities of the Index are domiciled. From the constituents of the S&P Eurozone BMI Index, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Index, with the least volatile stocks receiving the greatest weights. To hedge against exchange rate fluctuations, the Fund also will invest in foreign currency forward contracts to “lock in” the contract’s agreed-upon exchange rates. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (2.02)%. On a net asset value (“NAV”) basis, the Fund returned (2.00)%. During the same time period, the Index returned (1.76)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EMU Local Currency Index (Net) (the “Benchmark Index”) returned (4.99)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 80 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight the information technology sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2016, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and utilities sectors. The financials sector detracted most significantly from the Fund’s return, followed by the real estate and consumer discretionary sectors.

Positions that contributed most significantly to the Fund’s return included Sodexo SA, a consumer discretionary company (portfolio average weight of 1.26%), and DiaSorin SpA, a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Eutelsat Communications SA, a consumer discretionary company (no longer held at fiscal year-end), and Vienna Insurance Group AG Wiener Versicherung Gruppe, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Industrials	24.3
Real Estate	16.8
Consumer Staples	15.6
Consumer Discretionary	10.7
Utilities	10.7
Financials	8.7
Health Care	5.0
Information Technology	3.6
Materials	2.3
Telecommunication Services	2.3
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
MAN SE	3.4
DMG Mori AG	1.7
Cofinimmo SA REIT	1.6
RHOEN KLINIKUM AG	1.6
Red Electrica Corp. SA	1.6
Ebro Foods SA	1.5
Enagas SA	1.5
Groupe Bruxelles Lambert SA	1.4
Telenet Group Holding NV	1.4
Aeroports de Paris	1.4
Total	17.1

12

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
S&P Eurozone Low Volatility USD Hedged Index (Net)††	(1.76)%	1.28%	1.90%
MSCI EMU Local Currency Index (Net)††	(4.99)	(4.74)	(6.93)
Fund
NAV Return	(2.00)	1.07	1.60
Market Price Return	(2.02)	0.79	1.17

Fund Inception: May 7, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

13

PAF	Manager’s Analysis
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

As an index fund, the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed Asia Pacific ex-Japan Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in equity securities that are classified as “Asia Pacific” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding Japanese companies, and that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. The Index is designed to track the performance of the Asia Pacific companies with the largest cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE All Cap Developed Index, as determined by FTSE. The Index Provider selects and weights the companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Index has consisted of securities of companies that were domiciled in Australia, Hong Kong, New Zealand, Singapore and South Korea or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 10.21%. On a net asset value (“NAV”) basis, the Fund returned 10.52%. During the same time period, the Index returned 10.78%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses the Fund incurred during the period.

During this same time period, the MSCI Pacific ex-Japan Index (Net) (the “Benchmark Index”) returned 9.70%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 150 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad Asia Pacific equities benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the Asia Pacific equity markets (excluding Japan). The Fund outperformed the Benchmark Index in part because the Fund employs a fundamental weighting and selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to its allocation to the materials sector.

For the fiscal year ended October 31, 2016, the materials sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. The consumer discretionary sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Samsung Electronics Co. Ltd., an information technology company (portfolio average weight of 7.02%), and BHP Billiton Ltd., a materials company (portfolio average weight of 4.70%). Positions that detracted most significantly from the Fund’s return included Kia Motors Corp., a consumer discretionary company (portfolio average weight of 0.96%), and QBE Insurance Group Ltd., a financials company (portfolio average weight of 0.99%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Financials	31.7
Materials	15.4
Information Technology	11.1
Real Estate	9.6
Industrials	7.9
Consumer Discretionary	6.5
Consumer Staples	5.8
Energy	4.8
Utilities	3.2
Telecommunication Services	3.2
Health Care	0.8
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Samsung Electronics Co. Ltd.	7.6
BHP Billiton Ltd.	6.3
Australia & New Zealand Banking Group Ltd.	4.3
Commonwealth Bank of Australia	4.1
Westpac Banking Corp.	4.0
National Australia Bank Ltd.	3.1
POSCO	2.0
AIA Group Ltd.	1.7
Woolworths Ltd.	1.7
Wesfarmers Ltd.	1.7
Total	36.5

14

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI Developed Asia Pacific ex-Japan Index (Net)††	10.78%	(2.62)%	(7.64)%	2.58%	13.61%	3.74%	41.00%
MSCI Pacific ex-Japan Index (Net)††	9.70	(1.73)	(5.09)	3.66	19.69	2.44	25.30
Fund
NAV Return	10.52	(3.14)	(9.13)	2.18	11.36	2.92	30.93
Market Price Return	10.21	(3.14)	(9.12)	2.23	11.67	2.91	30.79

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

15

PXF	Manager’s Analysis
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

As an index fund, the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex-U.S. 1000 Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies originating in countries that are classified as “developed” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding the United States, and that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. The Index is designed to track the performance of the companies domiciled in developed markets with the largest cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE RAFI Developed ex U.S. Large/Mid-Cap Index as determined by FTSE. The Index Provider selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (1.24)%. On a net asset value (“NAV”) basis, the Fund returned (1.73)%. During the same time period, the Index returned (1.65)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses the Fund incurred during the period partially offset by revenue generated from lending portfolio securities.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (3.23)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 930 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S. The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index (on NAV basis) during that period can be attributed to security selection within the materials sector.

For the fiscal year ended October 31, 2016, the materials sector contributed most significantly to the Fund’s return, followed by the industrials and energy sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Glencore PLC, a materials company (portfolio average weight of 0.45%), and Teck Resources Ltd., Class B, a materials company (portfolio average weight of 0.14%). Positions that detracted most significantly from the Fund’s return included UniCredit SpA, a financials company (portfolio average weight of 0.33%), and Deutsche Bank AG, a financials company (portfolio average weight of 0.42%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Financials	26.7
Industrials	12.5
Energy	11.0
Consumer Discretionary	10.8
Materials	10.7
Consumer Staples	6.9
Utilities	5.0
Health Care	4.8
Telecommunication Services	4.7
Information Technology	4.3
Real Estate	2.3
Money Market Fund Plus Other Assets Less Liabilities	0.3

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
BP PLC	1.8
HSBC Holdings PLC	1.7
Royal Dutch Shell PLC, Class A	1.5
Banco Santander SA	1.5
Total SA	1.3
Toyota Motor Corp.	1.1
Royal Dutch Shell PLC, Class B	1.0
Samsung Electronics Co. Ltd.	1.0
Nestle SA	0.9
Mitsubishi UFJ Financial Group, Inc.	0.9
Total	12.7

*	Excluding money market fund holdings.

16

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI Developed ex-U.S. 1000 Index (Net)††	(1.65)%	(1.88)%	(5.54)%	4.35%	23.70%	(0.10)%	(0.97)%
MSCI EAFE® Index (Net)††	(3.23)	(1.31)	(3.87)	4.99	27.59	(0.36)	(3.33)
Fund
NAV Return	(1.73)	(2.07)	(6.07)	4.06	22.00	(0.59)	(5.38)
Market Price Return	(1.24)	(2.31)	(6.77)	4.32	23.55	(0.62)	(5.65)

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.46% includes the unitary management fee of 0.45% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

17

PDN	Manager’s Analysis
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

As an index fund, the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex-U.S. Mid-Small 1500 Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in securities of small- and mid-capitalization companies that are classified as “developed” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding the United States, and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index rather than ADRs or GDRs. The Index is designed to track the performance of the small- and mid-capitalization companies domiciled in developed markets with the highest ranking cumulative score (“Fundamental Value”), selected from the constituents of the FTSE Developed All Cap ex U.S. Index, as determined by FTSE. The Index Provider selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 4.87%. On a net asset value (“NAV”) basis, the Fund returned 5.37%. During the same time period, the Index returned 5.66%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Small Cap Index (the “Benchmark Index”) returned 2.98%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,220 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of small capitalization equities markets in developed countries around the world, excluding the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the real estate sector during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to sector allocation differences and stock selection within the materials and consumer discretionary sectors.

For the fiscal year ended October 31, 2016, the materials sector contributed most significantly to the Fund’s return, followed by the consumer staples and industrials sectors. The financials sector detracted most significantly from the Fund’s return, followed by the telecommunication services sector.

Positions that contributed most significantly to the Fund’s return included Tokuyama Corp., a materials company (portfolio average weight of 0.18%), and Whitehaven Coal Ltd., an energy company (portfolio average weight of 0.08%). Positions that detracted most significantly from the Fund’s return included Banca Carige SpA, a financials company (portfolio average weight of 0.09%), and Credito Valtellinese SC, a financials company (portfolio average weight of 0.09%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Industrials	23.6
Consumer Discretionary	17.9
Materials	12.5
Financials	10.0
Information Technology	9.5
Consumer Staples	7.5
Real Estate	6.3
Health Care	5.0
Energy	4.7
Utilities	1.6
Telecommunication Services	1.2
Money Market Fund Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Tokuyama Corp.	0.4
Vedanta Resources PLC	0.3
ALS Ltd.	0.3
Downer EDI Ltd.	0.2
Whitehaven Coal Ltd.	0.2
DeNA Co. Ltd.	0.2
Calsonic Kansei Corp.	0.2
Pengrowth Energy Corp.	0.2
Sims Metal Management Ltd.	0.2
Serco Group PLC	0.2
Total	2.4

*	Excluding money market fund holdings.

18

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI Developed ex-U.S. Mid-Small 1500 Index (Net)††	5.66%	2.45%	7.52%	6.95%	39.90%	3.67%	38.72%
MSCI EAFE® Small Cap Index (Net)††	2.98	3.05	9.43	8.91	53.24	2.52	25.36
Fund
NAV Return	5.37	2.08	6.36	6.40	36.38	3.08	31.73
Market Price Return	4.87	1.41	4.28	6.86	39.36	2.90	29.70

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% includes the unitary management fee of 0.49% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

19

PXH	Manager’s Analysis
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

As an index fund, the PowerShares FTSE RAFI Emerging Markets Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Emerging Markets Index (Net) (the “Index”). The Fund will invest at least 90% of its total assets in securities of companies domiciled in countries that are classified as emerging markets within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”) and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that a significant portion of its investments will be in ADRs and GDRs that are based on the securities included in the Index.

The Index is designed to track the performance of securities of companies domiciled in emerging market countries with the highest ranking cumulative score (“Fundamental Value”), selected from the constituents of the FTSE Emerging All Cap Index, as determined by FTSE. The Index Provider selects and weights the securities based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Historically, the Index has consisted of securities of companies that were domiciled in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 25.57%. On a net asset value (“NAV”) basis, the Fund returned 25.08%. During the same time period, the Index returned 26.12%. During the fiscal year, the Fund replicated the majority of the components of the Index and sampled a minority of the Index primarily for exposure to Indian and Russian securities; therefore, the Fund’s performance, on a NAV basis, trailed the return of the Index primarily due to sampling of these Indian and Russian securities, the Fund’s use of GDRs and ADRs, and the fees and expenses that the Fund incurred.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 9.27%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 830 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities markets in emerging market countries.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection and a larger allocation to the energy, financials and materials sectors.

For the fiscal year ended October 31, 2016, the energy sector contributed most significantly to the Fund’s return, followed by the financials and materials sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the telecommunication services sector.

Positions that contributed most significantly to the Fund’s return included Petroleo Brasileiro SA (Preference Shares), an energy company (portfolio average weight of 3.14%), and Petroleo Brasileiro SA, an energy company (portfolio average weight of 3.21%). Positions that detracted most significantly from the Fund’s return included America Movil SAB de CV, Series L, , a telecommunication services company (portfolio average weight of 0.93%), and China Life Insurance Co. Ltd.,
H-Shares, a financials company (portfolio average weight of 0.40%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Financials	30.4
Energy	25.6
Materials	11.3
Information Technology	8.4
Telecommunication Services	7.3
Consumer Staples	4.3
Consumer Discretionary	3.6
Utilities	3.4
Industrials	2.5
Real Estate	1.7
Investment Companies	1.1
Health Care	0.4
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Petroleo Brasileiro SA (Preference Shares)	5.9
Petroleo Brasileiro SA	5.2
Itau Unibanco Holding SA (Preference Shares)	3.0
Vale SA (Preference Shares)	2.8
China Construction Bank Corp., H-Shares	2.8
LUKOIL PJSC ADR	2.4
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2
Industrial & Commercial Bank of China Ltd., H-Shares	2.1
Banco Bradesco SA (Preference Shares)	2.1
Gazprom PJSC ADR	2.1
Total	30.6

20

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI Emerging Markets Index (Net)††	26.12%	(1.00)%	(2.98)%	0.36%	1.83%	0.12%	1.10%
MSCI Emerging Markets IndexSM (Net)††	9.27	(2.05)	(6.01)	0.55	2.76	(0.74)	(6.54)
Fund
NAV Return	25.08	(1.56)	(4.61)	(0.15)	(0.74)	(1.17)	(10.15)
Market Price Return	25.57	(1.27)	(3.75)	(0.20)	(1.02)	(1.41)	(12.15)

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

21

PAGG	Manager’s Analysis
PowerShares Global Agriculture Portfolio (PAGG)

As an index fund, the PowerShares Global Agriculture Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Agriculture IndexSM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies engaged in agriculture and farming-related activities that comprise the Index, as well as American depositary receipts and global depositary receipts that are based on the securities in the Index.

Nasdaq, Inc., the Index provider, maintains and calculates the Index, which is designed to measure the overall performance of the most liquid, globally traded securities of companies engaged in agriculture and farming-related activities. The Index may include securities in emerging market countries. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (4.11)%. On a net asset value (“NAV”) basis, the Fund returned (4.39)%. During the same time period, the Index returned (4.25)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period partially offset by income received from the security lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (3.23)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the agricultural sub-industry during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to a larger allocation of securities to the fertilizers and agricultural chemicals sector as well as fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended October 31, 2016, the agricultural products sub-industry was the only contributing sub-industry. The fertilizers & agricultural chemicals sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Ingredion, Inc., an agricultural products company (portfolio average weight of 4.40%), and Scotts Miracle-Gro Co. (The), Class A, a fertilizers & agricultural chemicals company (portfolio average weight of 3.08%). Positions that detracted most significantly from the Fund’s return included CF Industries Holdings, Inc., a fertilizers & agricultural chemicals company (no longer held at fiscal year-end), and Mosaic Co. (The), a fertilizers & agricultural chemicals company (portfolio average weight of 5.53%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Fertilizers & Agricultural Chemicals	57.5
Agricultural Products	42.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Archer-Daniels-Midland Co.	8.3
Agrium, Inc.	7.9
Monsanto Co.	7.9
Potash Corp. of Saskatchewan, Inc.	7.5
Mosaic Co. (The)	6.0
Wilmar International Ltd.	4.4
FMC Corp.	4.2
Yara International ASA	4.2
Bunge Ltd.	4.0
K+S AG	4.0
Total	58.4

*	Excluding money market fund holdings.

22

PowerShares Global Agriculture Portfolio (PAGG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ OMX Global Agriculture IndexSM (Net)††	(4.25)%	(5.27)%	(15.00)%	(2.54)%	(12.05)%	1.26%	10.66%
MSCI EAFE® Index (Net)††	(3.23)	(1.31)	(3.87)	4.99	27.59	3.52	32.38
Fund
NAV Return	(4.39)	(5.22)	(14.86)	(2.64)	(12.51)	0.86	7.18
Market Price Return	(4.11)	(5.06)	(14.42)	(2.45)	(11.66)	0.65	5.40

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.76% includes the unitary management fee of 0.75% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

23

PBD	Manager’s Analysis
PowerShares Global Clean Energy Portfolio (PBD)

As an index fund, the PowerShares Global Clean Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill New Energy Global Innovation Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of companies engaged in the business of advancing cleaner energy and conservation that comprise the Index, as well as in American depositary receipts and global depositary receipts that are based on the securities in the Index.

The Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC (the “Index Provider”). The Index is comprised mainly of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses and also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. The Index Provider selects securities principally on the basis of their capital appreciation potential as identified by the Index Provider pursuant to a proprietary Index methodology, with a bias placed on renewable energy companies. The Index may include companies in emerging market countries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (5.56)%. On a net asset value (“NAV”) basis, the Fund returned (5.29)%. During the same time period, the Index returned (5.50)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by the income received from the security lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (3.23)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductor sub-industry and most underweight in the packaged foods & meats sub-industry during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to a larger allocation of securities to the semiconductor equipment and electrical components and equipment sectors.

For the fiscal year ended October 31, 2016, the heavy electrical equipment sub-industry contributed most significantly to the Fund’s return, followed by the electronic components and packaged foods & meats sub-industries, respectively. The semiconductors sub-industry detracted most significantly from the Fund’s return, followed by the semiconductor equipment and electrical components & equipment sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Universal Display Corp., an electronic components company (portfolio average weight of 2.01%), and TransAlta Renewables, Inc., a renewable electricity company (portfolio average weight of 1.86%). Positions that detracted most significantly from the Fund’s return included SunPower Corp., a semiconductors company (portfolio average weight of 1.06%), and Vivint Solar, Inc., a renewable electricity company (portfolio average weight of 0.55%).

24

PowerShares Global Clean Energy Portfolio (PBD) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Renewable Electricity	24.0
Heavy Electrical Equipment	10.9
Electrical Components & Equipment	9.6
Semiconductors	9.5
Semiconductor Equipment	9.5
Independent Power Producers & Energy Traders	4.6
Electric Utilities	4.0
Building Products	3.6
Oil & Gas Refining & Marketing	3.0
Automobile Manufacturers	3.0
Electronic Equipment & Instruments	2.6
Industrial Machinery	2.4
Diversified Support Services	2.1
Mortgage REITs	2.0
Electronic Components	1.8
Packaged Foods & Meats	1.3
Research & Consulting Services	1.3
Application Software	1.1
Environmental & Facilities Services	1.0
Specialty Chemicals	0.9
Construction & Engineering	0.9
Auto Parts & Equipment	0.5
Investment Companies	0.3
Electronic Manufacturing Services	0.3
Money Market Fund Plus Other Assets Less Liabilities	(0.2)
Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Veeco Instruments, Inc.	2.3
Caverion Corp.	2.1
Meidensha Corp.	2.1
Itron, Inc.	2.0
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	2.0
Tesla Motors, Inc.	2.0
Kingspan Group PLC	1.8
Cree, Inc.	1.8
Universal Display Corp.	1.8
Boralex, Inc., Class A	1.8
Total	19.7

*	Excluding money market fund holdings.

25

PowerShares Global Clean Energy Portfolio (PBD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
WilderHill New Energy Global Innovation Index	(5.50)%	(2.20)%	(6.45)%	3.27%	17.45%	(7.07)%	(49.73)%
MSCI EAFE® Index (Net)††	(3.23)	(1.31)	(3.87)	4.99	27.59	(0.17)	(1.59)
Fund
NAV Return	(5.29)	(2.82)	(8.21)	2.99	15.89	(7.91)	(53.84)
Market Price Return	(5.56)	(2.88)	(8.39)	3.19	17.00	(8.01)	(54.34)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.77% includes the unitary management fee of 0.75% and other expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

26

PSAU	Manager’s Analysis
PowerShares Global Gold and Precious Metals Portfolio (PSAU)

As an index fund, the PowerShares Global Gold and Precious Metals Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Gold and Precious Metals IndexSM (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies involved in the gold, silver and other precious metals mining industries that comprise the Index, as well as in American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index rather than in ADRs and GDRs.

Nasdaq, Inc., the Index provider, calculates and maintains the Index, which is designed to measure the overall performance of the most liquid, globally traded securities of companies involved in gold, silver and other precious metals mining industry activities. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Index. The Index may include securities in emerging market countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index. The Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 62.19%. On a net asset value (“NAV”) basis, the Fund returned 61.40%. During the same time period, the Index returned 62.77%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (3.23)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S. While the Benchmark Index has some exposure to gold, precious metals and mining operators, these represent a fairly small proportion. In contrast, the Fund focuses fully on these sub-industries. The Fund outperformed the Benchmark Index during the period due to its focus on these sub-industries and their strong performance compared to that of the broad equities market in developed countries outside the U.S.

For the fiscal year ended October 31, 2016, the gold sub-industry contributed most significantly to the Fund’s return, followed by the silver and precious metals & minerals sub-industries, respectively. The diversified metals & mining sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Barrick Gold Corp., a gold company (portfolio average weight of 8.45%), and Newmont Mining Corp., a gold company (portfolio average weight of 8.12%). Positions that detracted most significantly from the Fund’s return included Eldorado Gold Corp., a gold company (portfolio average weight of 1.90%), and First Majestic Silver Corp., a silver company (portfolio average weight of 0.11%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Gold	81.9
Silver	9.8
Precious Metals & Minerals	8.0
Diversified Metals & Mining	0.3
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Barrick Gold Corp.	8.6
Newmont Mining Corp.	8.1
Goldcorp, Inc.	7.0
Newcrest Mining Ltd.	6.7
Franco-Nevada Corp.	5.8
Agnico Eagle Mines Ltd.	4.2
Silver Wheaton Corp.	4.0
Randgold Resources Ltd.	3.8
AngloGold Ashanti Ltd.	2.7
Kinross Gold Corp.	2.6
Total	53.5

27

PowerShares Global Gold and Precious Metals Portfolio (PSAU) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ OMX Global Gold and Precious Metals IndexSM	62.77%	0.45%	1.35%	(13.06)%	(50.34)%	(1.76)%	(13.41)%
MSCI EAFE® Index (Net)††	(3.23)	(1.31)	(3.87)	4.99	27.59	3.52	32.38
Fund
NAV Return	61.40	(0.41)	(1.22)	(13.90)	(52.70)	(2.52)	(18.71)
Market Price Return	62.19	(0.17)	(0.52)	(13.76)	(52.29)	(2.54)	(18.83)

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

28

PIO	Manager’s Analysis
PowerShares Global Water Portfolio (PIO)

As an index fund, the PowerShares Global Water Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies listed on a global exchange that create products designed to conserve and purify water for homes, businesses and industries that comprise the Index, as well as in American depositary receipts and global depositary receipts that are based on the securities in the Index.

The Index was created by, and is a trademark of, the Nasdaq, Inc., the Index provider. A security must have a worldwide market capitalization of $50 million to be included in the Index. The Index may include companies in emerging market countries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (0.78)%. On a net asset value (“NAV”) basis, the Fund returned (1.14)%. During the same time period, the Index returned (0.64)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by income received from the security lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (3.23)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equities market in developed countries outside the U.S.

Relative to the Benchmark Index, the Fund was most overweight in the multi-utilities sector and most underweight in the diversified chemicals sector during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to security selection and a larger allocation of securities to the building products, industrial machinery and water utilities sectors.

For the fiscal year ended October 31, 2016, the industrials sector contributed most significantly to the Fund’s return, followed by the health care and information technology sectors, respectively. The utilities sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Geberit AG, an industrials company (portfolio average weight of 7.91%), and Cia de Saneamento Basico do Estado de Sao Paulo, a utilities company (portfolio average weight of 2.43%). Positions that detracted most significantly from the Fund’s return included TerraForm Power, Inc., Class A, a utilities company (no longer held at fiscal year-end), and United Utilities Group PLC, a utilities company (portfolio average weight of 3.62%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Industrials	40.2
Utilities	36.0
Health Care	10.5
Materials	7.7
Consumer Discretionary	3.9
Information Technology	1.5
Other Assets Less Liabilities	0.2

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Geberit AG	8.0
Danaher Corp.	8.0
Ecolab, Inc.	7.7
Veolia Environnement SA	6.6
Wolseley PLC	5.9
TOTO Ltd.	4.3
American Water Works Co., Inc.	4.1
Roper Technologies, Inc.	4.0
Coway Co. Ltd.	3.9
Cia de Saneamento Basico do Estado de Sao Paulo	3.7
Total	56.2

29

PowerShares Global Water Portfolio (PIO) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—NASDAQ OMX Global Water IndexSM††	(0.64)%	1.16%	3.51%	6.25%	35.40%	0.38%	3.58%
MSCI EAFE® Index (Net)†††	(3.23)	(1.31)	(3.87)	4.99	27.59	(0.17)	(1.59)
Fund
NAV Return	(1.14)	0.47	1.43	6.07	34.25	(0.22)	(2.05)
Market Price Return	(0.78)	0.35	1.05	6.31	35.82	(0.45)	(4.14)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.76% includes the unitary management fee of 0.75% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended—NASDAQ OMX Global Water IndexSM performance is comprised of the performance of Palisades Global Water Index, the Fund’s previous underlying index, from Fund inception through date of the change to the Index, March 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2016.

†††	Reflects reinvested dividends net of withholding taxes.

30

IPKW	Manager’s Analysis
PowerShares International BuyBack AchieversTM Portfolio (IPKW)

As an index fund, the PowerShares International BuyBack AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ International BuyBack AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, the NASDAQ OMX Group, Inc. (“NASDAQ OMX” or the “Index Provider”) includes in the Index common stocks of foreign companies that are classified as “International BuyBack AchieversTM” pursuant to a proprietary selection methodology. To qualify as an “International BuyBack AchieversTM” and have its stock be eligible for inclusion in the Index, an issuer must: (i) have its common stock included in the NASDAQ Global Ex-US Index (a broad-based index designed to track the performance of the global equity market and whose component securities are issued by companies located throughout the world, excluding the United States); (ii) have a minimum market capitalization of $250 million; (iii) have effected a net reduction of 5% or more of its outstanding shares in its latest fiscal year; and (iv) have a minimum three-month average daily cash volume of $1 million. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 6.78%. On a net asset value (“NAV”) basis, the Fund returned 6.25%. During the same time period, the Index returned 7.00%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses the fund incurred during the period.

During this same time period, the MSCI ACWI ex-USA® Index (Net) (the “Benchmark Index”) returned 0.22%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,850 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the developed and emerging equity markets outside the U.S. The performance of the Fund differed from the Benchmark Index in part because the Fund employs a modified market capitalization weighting methodology and selects stocks based on constituent companies engaging in stock buybacks, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the

Benchmark Index during the period can be attributed to security selection within the consumer discretionary sector.

For the fiscal year ended October 31, 2016, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the materials and telecommunication services sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the financials and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Cia Siderurgica Nacional SA, a materials company (no longer held at fiscal year-end), and NTT DoCoMo, Inc., a telecommunication services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Magna International, Inc., a consumer discretionary company (no longer held at fiscal year-end), and Nisshinbo Holdings, Inc., an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Consumer Discretionary	26.0
Information Technology	14.7
Consumer Staples	14.1
Health Care	13.1
Financials	11.0
Industrials	6.2
Energy	5.1
Telecommunication Services	4.8
Real Estate	2.5
Materials	2.5
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Suzuki Motor Corp.	5.5
Hoya Corp.	5.3
Tokyo Electron Ltd.	5.2
FUJIFILM Holdings Corp.	5.2
LUKOIL PJSC ADR	5.1
BRF SA	5.0
Canadian Pacific Railway Ltd.	4.8
Actelion Ltd.	4.2
Isuzu Motors Ltd.	2.7
Celestica, Inc.	2.7
Total	45.7

31

PowerShares International BuyBack AchieversTM Portfolio (IPKW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
NASDAQ International BuyBack AchieversTM Index	7.00%	6.95%	19.65%
MSCI ACWI ex-USA® Index (Net)††	0.22	(1.94)	(5.10)
Fund
NAV Return	6.25	6.14	17.28
Market Price Return	6.78	6.03	16.94

Fund Inception: February 27, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.55% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

32

FXJP	Manager’s Analysis
PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)

As an index fund, the PowerShares Japan Currency Hedged Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P Japan 500® Low Volatility USD Hedged Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index strictly in accordance with its guidelines and mandated procedures. The Index is designed to measure the performance of the 100 least volatile stocks in the S&P Japan 500® Index, while also employing a currency-hedged strategy to mitigate exposure to fluctuations between the value of the U.S. dollar and the Japanese yen. From the constituents of the S&P Japan 500® Index, which are the 500 largest publicly listed companies in Japan, the Index Provider selects securities with the least volatility over the past 12 months for inclusion in the Index, with the least volatile stocks receiving the greatest weights. To hedge against exchange rate fluctuations, the Fund also will invest in foreign currency forward contracts to “lock in” the contract’s agreed-upon exchange rates. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (5.98)%. On a net asset value (“NAV”) basis, the Fund returned (6.17)%. During the same time period, the Index returned (5.33)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to trading costs and slippage around rebalances as well as fees and expenses incurred by the Fund during this period.

During this same time period, the MSCI Japan Local Currency Index (Net) (the “Benchmark Index”) returned (10.14)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 320 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall Japanese stock market. The Fund outperformed the Benchmark Index primarily due to a larger allocation of securities in the consumer staples, industrials and the consumer discretionary sectors.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal year ended October 31, 2016.

For the fiscal year ended October 31, 2016, the consumer staples sector contributed most significantly to the Fund’s return, followed by the industrials and consumer discretionary sectors. The financials sector detracted most significantly from the Fund’s return, followed by the utilities and telecommunication services sectors.

Positions that contributed most significantly to the Fund’s return included Maruha Nichiro Corp., a consumer staples company (portfolio average weight of 1.09%), and Kagome Co. Ltd., a consumer staples company (portfolio average weight of 1.55%). Positions that detracted most significantly from the Fund’s return included Taiheiyo Cement Corp., a materials company (no longer held at fiscal year-end), and Mizuho Financial Group, Inc., a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Industrials	28.4
Consumer Discretionary	21.5
Consumer Staples	19.7
Information Technology	5.7
Materials	5.5
Health Care	4.6
Utilities	4.1
Financials	3.0
Real Estate	2.2
Energy	1.2
Telecommunication Services	0.4
Other Assets Less Liabilities	3.7

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Shochiku Co. Ltd.	1.6
Kagome Co. Ltd.	1.4
Daito Trust Construction Co. Ltd.	1.3
Keikyu Corp.	1.2
Yamaguchi Financial Group, Inc.	1.2
Coca-Cola West Co. Ltd.	1.2
TonenGeneral Sekiyu K.K.	1.2
Maruha Nichiro Corp.	1.2
Toppan Printing Co. Ltd.	1.2
Nippo Corp.	1.1
Total	12.6

33

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
S&P Japan 500® Low Volatility USD Hedged Index (Net)††	(5.33)%	(2.39)%	(2.53)%
MSCI Japan Local Currency Index (Net)††	(10.14)	(7.13)	(7.53)
Fund
NAV Return	(6.17)	(3.21)	(3.40)
Market Price Return	(5.98)	(3.51)	(3.72)

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

34

IDHQ	Manager’s Analysis
PowerShares S&P International Developed Quality Portfolio (IDHQ)

Effective after the close of markets on March 18, 2016, the Fund’s name changed from PowerShares S&P International Developed High Quality Portfolio to PowerShares S&P International Developed Quality Portfolio and the underlying index changed from S&P International Developed High Quality Rankings Index (Net) (the “Previous Index”) to S&P Quality Developed ex-U.S. LargeMidCap Index (Net) (the “Index”).

As an index fund, PowerShares S&P International Developed Quality Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through March 18, 2016, the Fund sought investment results that generally corresponded (before fees and expenses) to the price and yield of the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through March 18, 2016, generally invested 90% of its total assets in the securities that comprised the Previous Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is constructed from constituents of the S&P Developed ex-U.S. LargeMidCap Index (the “Developed ex-U.S. Index”) that the Index Provider identifies as being of the highest quality that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. Strictly in accordance with its guidelines and mandated procedures, the Index Provider calculates the quality score of each security in the Developed ex-U.S. Index based on a composite of the following three factors: (i) return on equity, calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share; (ii) accruals ratio, computed using the change of the company’s net operating asset over the last year divided by the company’s average net operating asset over the last two years; and (iii) financial leverage, calculated as the company’s latest total debt divided by the company’s book value. The Index Provider then selects the 100 stocks with the highest quality score for inclusion in the Index. The Index is modified float-adjusted market-capitalization weighted, weighting securities by multiplying their float-adjusted market capitalization and their quality score. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (0.59)%. On a net asset value (“NAV”) basis, the Fund returned (0.62)%. During the same time period, the Blended—S&P Quality Developed ex-U.S. LargeMidCap Index (Net) (a composite of the returns of the Previous Index through March 18, 2016, and of the Index for the remainder for the fiscal year, referred to herein as the “Blended-Index”) returned (0.94)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Blended-Index primarily due to fees and operating expenses incurred by the Fund partially offset by the proceeds received from a class action settlement.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (3.23)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 930 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad international developed equity markets benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity markets in developed countries outside the U.S. The performance of the Fund differed from the Benchmark Index in part because the Fund employs a quality ranking-driven weighting and stock selection methodology, as defined by the Index Provider, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended October 31, 2016.

The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to security selection within the consumer discretionary sector.

For the fiscal year ended October 31, 2016, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and telecommunication services sectors. The health care sector detracted most significantly from the Fund’s return, followed by the energy and financials sectors.

Positions that contributed most significantly to the Fund’s return included Novartis AG, a health care company (no longer held at fiscal year-end), and Daito Trust Construction Co. Ltd., a real estate company (portfolio average weight of 0.38%). Positions that detracted most significantly from the Fund’s return included Novo Nordisk A/S, Class B, a health care company (portfolio average weight of 2.34%), and Saipem SpA, an energy company (no longer held at fiscal year-end).

35

PowerShares S&P International Developed Quality Portfolio (IDHQ) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Consumer Discretionary	20.8
Consumer Staples	19.0
Industrials	15.8
Health Care	14.5
Financials	10.4
Information Technology	6.1
Materials	4.7
Telecommunication Services	4.7
Utilities	2.7
Real Estate	0.8
Energy	0.5
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Nestle SA	5.1
Roche Holding AG	4.6
Industria de Diseno Textil SA	3.2
NTT DoCoMo, Inc.	2.5
Novo Nordisk A/S, Class B	2.5
Japan Tobacco, Inc.	2.3
Reckitt Benckiser Group PLC	1.9
Unilever NV CVA	1.9
AIA Group Ltd.	1.8
Diageo PLC	1.8
Total	27.6

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—S&P Quality Developed ex-U.S. LargeMidCap Index (Net)††,†††	(0.94)%	2.14%	6.56%	6.73%	38.48%	0.42%	3.99%
S&P Quality Developed ex-U.S. LargeMidCap Index (Net)†††	(2.75)	N/A	N/A	N/A	N/A	N/A	N/A
MSCI EAFE® Index (Net)†††	(3.23)	(1.31)	(3.87)	4.99	27.59	(0.17)	(1.59)
Fund
NAV Return	(0.62)	1.84	5.63	6.14	34.70	(0.59)	(5.41)
Market Price Return	(0.59)	1.75	5.35	6.60	37.67	(0.77)	(7.03)

36

PowerShares S&P International Developed Quality Portfolio (IDHQ) (continued)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% includes the unitary management fee of 0.45% and other expenses of 0.04%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended—S&P Quality Developed ex-U.S. LargeMidCap Index is comprised of the performance of the QSG Developed International Opportunities Index, the Fund’s previous underlying index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the Previous Index, the Fund’s underlying index for the period March 1, 2012 through March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through October 31, 2016.

†††	Reflects reinvested dividends net of withholding taxes.

37

Schedule of Investments

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—97.3%
	Australia—15.6%
557	AGL Energy Ltd.	$8,129
487	Amcor Ltd.	5,448
1,552	AMP Ltd.	5,397
1,017	APA Group	6,160
196	ASX Ltd.	7,029
5,705	AusNet Services	6,512
1,254	Boral Ltd.	6,012
725	Brambles Ltd.	6,361
858	Coca-Cola Amatil Ltd.	6,229
118	Commonwealth Bank of Australia	6,590
96	CSL Ltd.	7,342
966	Dexus Property Group REIT	6,572
4,308	DUET Group	7,802
1,266	Goodman Group REIT	6,541
1,993	GPT Group (The) REIT	7,067
1,487	Insurance Australia Group Ltd.	6,235
4,284	Mirvac Group REIT	6,813
279	National Australia Bank Ltd.	5,944
109	Ramsay Health Care Ltd.	6,085
140	REA Group Ltd.	5,448
2,287	Scentre Group REIT	7,327
2,206	Stockland REIT	7,420
644	Suncorp Group Ltd.	5,866
1,308	Sydney Airport	6,231
2,353	Tatts Group Ltd.	7,269
1,942	Telstra Corp. Ltd.	7,359
995	Transurban Group	7,867
2,912	Vicinity Centres REIT	6,360
222	Wesfarmers Ltd.	6,928
982	Westfield Corp. REIT	6,650
253	Westpac Banking Corp.	5,866

		204,859

	Austria—0.5%
242	BUWOG AG	5,840

	Belgium—4.6%
43	Ackermans & van Haaren NV	5,965
162	Ageas	5,909
47	Anheuser-Busch InBev SA	5,387
256	bpost SA	6,801
128	Colruyt SA	6,870
86	Groupe Bruxelles Lambert SA	7,387
210	Proximus SADP	6,004
64	Sofina SA	8,931
137	Telenet Group Holding NV(a)	7,324

		60,578

	Denmark—1.0%
63	Carlsberg A/S, Class B	5,673
184	ISS A/S	7,223

		12,896

	Finland—0.9%
130	Huhtamaki Oyj	5,241
129	Sampo Oyj, Class A	5,907

		11,148

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France—8.0%
69	Aeroports de Paris	$6,959
54	Air Liquide SA	5,486
314	Bureau Veritas SA	5,924
54	Cie Generale des Etablissements Michelin	5,838
84	Danone SA	5,808
74	Dassault Systemes	5,852
47	Essilor International SA	5,276
14	Hermes International	5,665
125	Klepierre REIT	5,106
32	L’Oreal SA	5,720
53	Pernod Ricard SA	6,295
51	Sodexo SA	5,915
364	Suez	5,756
69	Thales SA	6,488
23	Unibail-Rodamco SE REIT	5,471
268	Veolia Environnement SA	5,840
85	Vinci SA	6,148
282	Vivendi SA	5,694

		105,241

	Germany—4.1%
69	Beiersdorf AG	6,066
161	Deutsche Wohnen AG-BR	5,245
55	Hannover Rueck SE	6,123
56	Henkel AG & Co. KGaA	6,157
166	MAN SE	16,952
34	Muenchener Rueckversicherungs-Gesellschaft AG	6,582
72	SAP SE	6,333

		53,458

	Hong Kong—10.0%
786	Cheung Kong Infrastructure Holdings Ltd.	6,441
500	CK Hutchison Holdings Ltd.	6,186
695	CLP Holdings Ltd.	7,071
8,289	HK Electric Investments & HK Electric Investments Ltd.(b)	8,209
5,617	HKT Trust & HKT Ltd.	7,721
4,540	Hong Kong & China Gas Co. Ltd.	8,899
898	Hongkong Land Holdings Ltd.	6,017
854	Hysan Development Co. Ltd.	3,943
229	Jardine Strategic Holdings Ltd.	8,036
1,865	Kerry Properties Ltd.	5,904
810	Link REIT	5,776
1,573	MTR Corp. Ltd.	8,712
5,000	New World Development Co. Ltd.	6,235
10,000	PCCW Ltd.	5,958
748	Power Assets Holdings Ltd.	7,036
532	Sun Hung Kai Properties Ltd.	7,944
685	Swire Pacific Ltd., Class A	7,124
2,312	Swire Properties Ltd.	6,648
603	VTech Holdings Ltd.	7,403

		131,263

	Ireland—1.3%
305	Experian PLC	5,857
309	Glanbia PLC	5,027
82	Kerry Group PLC, Class A	5,945

		16,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Israel—0.6%
90	Check Point Software Technologies Ltd.(a)	$7,610

	Italy—1.0%
1,162	Snam SpA	6,117
1,310	Terna-Rete Elettrica Nationale SpA	6,407

		12,524

	Japan—4.1%
2	Advance Residence Investment Corp. REIT	5,584
5	GLP J-REIT REIT	6,257
2	Japan Retail Fund Investment Corp. REIT	4,528
257	Kagome Co. Ltd.	6,733
668	Keikyu Corp.	6,732
3	Mori Trust Sogo REIT, Inc. REIT	4,822
1,352	Nagoya Railroad Co. Ltd.	7,127
3	ORIX JREIT Inc. REIT	5,130
200	Sankyo Co. Ltd.	7,042

		53,955

	Netherlands—1.9%
76	Heineken NV	6,252
271	Koninklijke Ahold Delhaize NV	6,178
205	Koninklijke Philips NV	6,171
163	Wolters Kluwer NV	6,299

		24,900

	New Zealand—3.6%
1,163	Auckland International Airport Ltd.	5,483
2,276	Contact Energy Ltd.	7,734
935	Fisher & Paykel Healthcare Corp. Ltd.	5,927
791	Fletcher Building Ltd.	5,868
2,723	Meridian Energy Ltd.	5,006
1,186	Ryman Healthcare Ltd.	7,534
1,730	SKYCITY Entertainment Group Ltd.	4,827
1,338	Trade Me Ltd.	4,652

		47,031

	Norway—1.5%
334	Gjensidige Forsikring ASA	5,995
367	Marine Harvest ASA	6,667
790	Orkla ASA	7,472

		20,134

	Singapore—11.9%
3,536	Ascendas Real Estate Investment Trust REIT	6,021
6,378	CapitaLand Commercial Trust Ltd. REIT	7,217
2,795	CapitaLand Ltd.	6,205
4,726	CapitaLand Mall Trust REIT	7,028
874	City Developments Ltd.	5,331
3,272	ComfortDelGro Corp. Ltd.	5,971
608	DBS Group Holdings Ltd.	6,552
3,342	M1 Ltd.	4,898
8,338	Mapletree Greater China Commercial Trust REIT(b)	6,230
10,485	Mapletree Logistics Trust REIT	7,796
1,242	Oversea-Chinese Banking Corp. Ltd.	7,567
1,825	SATS Ltd.	6,346
1,019	Singapore Airlines Ltd.	7,416
1,343	Singapore Exchange Ltd.	6,841
6,140	Singapore Post Ltd.	7,058

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore (continued)
2,814	Singapore Press Holdings Ltd.	$7,521
2,300	Singapore Technologies Engineering Ltd.	5,172
2,291	Singapore Telecommunications Ltd.	6,386
2,987	StarHub Ltd.	7,253
5,841	Suntec Real Estate Investment Trust REIT	7,050
607	United Overseas Bank Ltd.	8,190
1,748	UOL Group Ltd.	7,121
1,260	Venture Corp. Ltd.	8,600

		155,770

	Spain—3.9%
380	Abertis Infraestructuras SA	5,634
42	Aena SA(b)	6,158
127	Amadeus IT Group SA	5,987
325	Endesa SA	6,899
277	Ferrovial SA	5,382
295	Grifols SA	5,824
1,016	Iberdrola SA	6,915
378	Red Electrica Corp. SA	7,875

		50,674

	Sweden—3.4%
333	Axfood AB	5,212
448	Castellum AB	6,078
199	Fastighets AB Balder, Class B(a)	4,526
390	Hufvudstaden AB, Class A	6,044
322	Industrivarden AB, Class C	5,754
171	Saab AB, Class B	6,066
179	Swedish Match AB	6,236
1,243	Telia Co. AB	4,974

		44,890

	Switzerland—6.3%
298	ABB Ltd.	6,147
34	Actelion Ltd.	4,917
16	Geberit AG	6,774
4	Givaudan SA	7,746
56	Kuehne + Nagel International AG	7,600
105	Nestle SA	7,618
89	Novartis AG	6,336
29	Roche Holding AG	6,672
36	Schindler Holding AG-PC	6,695
4	SGS SA	8,114
77	Swiss Re AG	7,156
16	Swisscom AG	7,324

		83,099

	United Kingdom—13.1%
207	Admiral Group PLC	4,845
90	AstraZeneca PLC	5,041
412	Babcock International Group PLC	4,975
950	BAE Systems PLC	6,292
121	British American Tobacco PLC	6,931
250	Bunzl PLC	6,712
379	Compass Group PLC	6,853
67	DCC PLC	5,452
283	Diageo PLC	7,531
1,123	Direct Line Insurance Group PLC	4,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
340	GlaxoSmithKline PLC	$6,719
143	Imperial Brands PLC	6,906
832	Informa PLC	6,831
128	Intertek Group PLC	5,341
1,120	Kingfisher PLC	4,940
953	Merlin Entertainments PLC(b)	5,361
586	National Grid PLC	7,620
79	Reckitt Benckiser Group PLC	7,053
398	RELX PLC	7,099
879	Royal Mail PLC	5,269
605	Sage Group PLC (The)	5,329
263	Severn Trent PLC	7,475
406	Smith & Nephew PLC	5,864
301	SSE PLC	5,847
150	Unilever PLC	6,260
600	United Utilities Group PLC	6,886
2,113	Vodafone Group PLC	5,799
268	WPP PLC	5,818

		171,794

	Total Common Stocks and Other Equity Interests (Cost $1,241,266)	1,274,493

	Rights—0.0%
	Spain—0.0%
277	Ferrovial SA, expiring 11/14/16(a) (Cost $124)	119

	Total Investments (Cost $1,241,390)—97.3%	1,274,612
	Other assets less liabilities—2.7%	34,967

	Net Assets—100.0%	$1,309,579

Investment Abbreviations:

BR—Bearer Shares

PC—Participation Certificate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $25,958, which represented 1.98% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments

PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—7.0%
94,665	Amcor Ltd.	$1,058,919
82,762	Aristocrat Leisure Ltd.	966,079
178,095	Challenger Ltd.	1,458,210
35,086	CSL Ltd.	2,683,485
92,530	Ramsay Health Care Ltd.	5,165,328
81,707	Seek Ltd.	910,241

		12,242,262

	Canada—16.2%
44,418	Alimentation Couche-Tard, Inc., Class B	2,233,079
21,326	Bank of Nova Scotia	1,146,934
37,565	Canadian National Railway Co.	2,363,351
36,000	Canadian Utilities Ltd., Class A	1,029,569
7,152	CCL Industries, Inc., Class B	1,272,925
22,349	CGI Group, Inc., Class A(a)	1,062,380
8,541	Constellation Software, Inc.	4,004,281
14,459	Dollarama, Inc.	1,081,310
28,506	Emera, Inc.(b)	994,972
46,893	Inter Pipeline Ltd.	973,023
29,000	Metro, Inc.	897,101
97,101	Pembina Pipeline Corp.	2,985,661
93,258	RioCan Real Estate Investment Trust REIT	1,814,713
20,342	Royal Bank of Canada	1,271,897
60,798	Saputo, Inc.	2,186,505
60,992	Teck Resources Ltd., Class B	1,317,910
35,081	Toronto-Dominion Bank (The)	1,593,008

		28,228,619

	Denmark—2.8%
13,460	Coloplast A/S, Class B	937,776
30,133	Novozymes A/S, Class B	1,117,640
34,319	Vestas Wind Systems A/S	2,748,595

		4,804,011

	Finland—8.9%
33,424	Elisa Oyj	1,124,829
24,059	Huhtamaki Oyj	970,017
102,679	Kone Oyj, Class B	4,719,505
33,758	Metso Oyj	884,432
85,567	Orion Oyj, Class B	3,638,447
94,769	Wartsila Oyj Abp	4,093,101

		15,430,331

	France—4.0%
11,108	Essilor International SA	1,246,883
18,275	Rubis SCA	1,664,347
9,044	Teleperformance	954,424
6,607	Unibail-Rodamco SE REIT	1,571,643
26,650	Valeo SA	1,533,722

		6,971,019

	Germany—3.2%
9,838	Adidas AG	1,611,192
36,159	Freenet AG	1,034,737
10,130	Henkel AG & Co. KGaA	1,113,782
13,293	Symrise AG	910,883
18,758	Wirecard AG	888,610

		5,559,204

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong—3.8%
620,000	China Gas Holdings Ltd.	$945,009
76,380	Jardine Matheson Holdings Ltd.	4,652,306
145,500	Link REIT	1,037,563

		6,634,878

	Ireland—2.6%
238,781	Experian PLC	4,585,731

	Israel—0.7%
17,691	Nice Ltd.	1,173,197

	Italy—3.1%
153,466	Recordati SpA	4,336,956
181,157	Snam SpA	953,602

		5,290,558

	Japan—3.3%
650	Daiwa House REIT Investment Corp. REIT	1,753,580
9,700	Kose Corp.	885,217
28,400	Nippon Paint Holdings Co. Ltd.	967,522
56,164	Seiko Epson Corp.	1,140,009
14,168	Sysmex Corp.	982,868

		5,729,196

	Luxembourg—0.9%
3,453	Eurofins Scientific SE	1,566,686

	Netherlands—1.2%
11,537	ASML Holding NV	1,220,422
41,045	Koninklijke Ahold Delhaize NV	935,641

		2,156,063

	New Zealand—4.9%
791,563	Auckland International Airport Ltd.	3,731,814
756,076	Ryman Healthcare Ltd.	4,803,164

		8,534,978

	Singapore—0.5%
482,800	ComfortDelGro Corp. Ltd.	881,035

	South Africa—0.6%
56,026	Mondi PLC	1,091,698

	Spain—2.5%
37,373	Industria de Diseno Textil SA	1,304,635
142,030	Red Electrica Corp. SA	2,958,952

		4,263,587

	Sweden—2.6%
47,161	ASSA ABLOY AB, Class B	858,898
255,988	Fingerprint Cards AB, Class B(a)(b)	2,482,841
32,959	Hexagon AB, Class B	1,155,200

		4,496,939

	Switzerland—13.5%
84,844	ABB Ltd.	1,750,245
38	Chocoladefabriken Lindt & Sprungli AG	2,359,389
2,048	EMS-CHEMIE HOLDING AG	1,028,763
22,009	Flughafen Zuerich AG	4,050,600
6,096	Geberit AG	2,581,045
601	Givaudan SA	1,163,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

PowerShares DWA Developed Markets Momentum Portfolio (PIZ) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
24,622	Kuehne + Nagel International AG	$3,341,362
12,395	Nestle SA	899,324
2,199	Partners Group Holding AG	1,114,065
9,976	Schindler Holding AG-PC	1,855,179
901	SGS SA	1,827,693
15,700	Swiss Re AG	1,459,025

		23,430,524

	United Kingdom—17.7%
58,552	British American Tobacco PLC	3,353,772
50,442	Bunzl PLC	1,354,246
52,646	Compass Group PLC	951,920
53,339	Croda International PLC	2,277,953
10,970	DCC PLC	892,661
252,463	Dixons Carphone PLC	970,006
217,913	DS Smith PLC	1,061,007
127,367	Halma PLC	1,629,665
70,141	Hiscox Ltd.	874,335
588,907	Howden Joinery Group PLC	2,695,518
82,998	IG Group Holdings PLC	836,498
23,688	Intercontinental Hotels Group PLC	918,231
348,586	Legal & General Group PLC	891,182
47,167	Micro Focus International PLC	1,232,920
41,496	Provident Financial PLC	1,494,543
24,336	Reckitt Benckiser Group PLC	2,172,825
46,381	Rightmove PLC	2,115,002
115,044	Rolls-Royce Holdings PLC	1,020,422
5,292,024	Rolls-Royce Holdings PLC (Preference Shares), Class C(a)	6,461
105,011	RPC Group PLC	1,215,411
35,712	Spirax-Sarco Engineering PLC	1,923,666
77,594	United Utilities Group PLC	890,504

		30,778,748

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $169,855,597)—100.0%	173,849,264

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.6%
2,754,010	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(c)(d) (Cost $2,754,010)	2,754,010

	Total Investments (Cost $172,609,607)—101.6%	176,603,274
	Other assets less liabilities—(1.6)%	(2,712,233)

	Net Assets—100.0%	$173,891,041

Investment Abbreviations:

PC—Participation Certificate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2016.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Brazil—7.6%
241,600	Ambev SA	$1,437,001
180,900	Centrais Eletricas Brasileiras SA(a)	1,354,243
106,600	Cia de Saneamento de Minas Gerais-COPASA MG	1,121,946
100,300	Cielo SA	1,026,492
85,500	Engie Brasil Energia SA	1,095,133
94,400	Equatorial Energia SA	1,697,849
133,800	Magazine Luiza SA(a)	3,907,686
219,700	Petroleo Brasileiro SA (Preference Shares)(a)	1,227,630
47,500	Raia Drogasil SA	1,063,174

		13,931,154

	China—14.7%
420,869	AAC Technologies Holdings, Inc.	4,016,107
1,498,408	Beijing Enterprises Water Group Ltd.	1,087,840
939,357	China Medical System Holdings Ltd.	1,468,114
589,363	China Resources Gas Group Ltd.	1,850,582
735,855	Guangdong Investment Ltd.	1,112,107
295,988	Minth Group Ltd.	1,053,440
8,715	NetEase, Inc. ADR	2,239,668
1,003,064	Shandong Chenming Paper Holdings Ltd., H-Shares	866,623
932,801	Shenzhen Expressway Co. Ltd., H-Shares	937,029
352,386	Shenzhou International Group Holdings Ltd.	2,337,925
338,525	Sunny Optical Technology Group Co. Ltd.	1,654,461
175,582	Tencent Holdings Ltd.	4,659,636
580,344	TravelSky Technology Ltd., H-Shares	1,240,785
1,426,090	Xinhua Winshare Publishing and Media Co. Ltd., H-Shares(a)	1,458,300
2,672,877	Yuzhou Properties Co. Ltd.	992,654

		26,975,271

	Egypt—0.6%
178,341	Commercial International Bank Egypt SAE	1,038,119

	India—0.5%
13,667	HDFC Bank Ltd. ADR	967,350

	Indonesia—4.1%
1,033,083	PT Bank Central Asia Tbk	1,229,201
10,197,851	PT Japfa Comfeed Indonesia Tbk	1,473,248
24,968,389	PT Kalbe Farma Tbk	3,329,629
7,851,822	PT Waskita Karya Persero Tbk	1,576,623

		7,608,701

	Malaysia—2.9%
7,442,600	My E.G. Services Bhd	4,328,950
199,700	Public Bank Bhd	945,421

		5,274,371

	Mexico—0.7%
207,259	Grupo Aeroportuario del Centro Norte SAB de CV, Class B	1,211,872

	Philippines—10.2%
3,704,199	Aboitiz Power Corp.	3,515,059
58,075	Ayala Corp.	1,001,448
1,344,151	Ayala Land, Inc.	1,006,257
442,388	Bank of the Philippine Islands	923,650

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Philippines (continued)
419,117	BDO Unibank, Inc.	$976,331
5,104,729	D&L Industries, Inc.	1,157,518
1,802,743	First Gen Corp.	854,416
665,448	International Container Terminal Services, Inc.	1,069,169
397,594	Jollibee Foods Corp.	1,954,202
555,964	Metropolitan Bank & Trust Co.	933,448
572,263	Security Bank Corp.	2,604,714
98,764	SM Investments Corp.	1,370,632
2,281,798	SM Prime Holdings, Inc.	1,267,600

		18,634,444

	South Africa—9.9%
95,891	Bidvest Group Ltd. (The)	1,190,663
200,587	Clicks Group Ltd.	1,867,137
331,494	EOH Holdings Ltd.	3,931,459
212,608	Famous Brands Ltd.	2,480,177
109,161	Hyprop Investments Ltd. REIT	969,151
18,357	Naspers Ltd., Class N	3,076,950
95,320	Pioneer Foods Group Ltd.	1,150,769
229,259	RMB Holdings Ltd.	1,012,089
67,347	SPAR Group Ltd. (The)	954,072
545,643	Super Group Ltd.(a)	1,610,724

		18,243,191

	Taiwan—29.0%
1,697,000	Accton Technology Corp.	2,710,253
240,000	Advantech Co. Ltd.	1,954,527
602,000	Basso Industry Corp.	1,623,392
490,000	Cheng Shin Rubber Industry Co. Ltd.	998,400
526,525	Chicony Electronics Co. Ltd.	1,348,118
1,194,752	China Life Insurance Co. Ltd.	1,103,605
465,000	Elite Material Co. Ltd.	1,298,154
199,000	Ennoconn Corp.	3,159,281
813,000	Feng Tay Enterprise Co. Ltd.	3,400,650
845,000	Getac Technology Corp.	1,097,837
643,000	Grape King Bio Ltd.	5,399,509
883,000	Hota Industrial Manufacturing Co. Ltd.	3,679,458
142,000	Hotai Motor Co. Ltd.	1,653,648
713,000	IEI Integration Corp.	1,061,903
1,178,000	King’s Town Bank Co. Ltd.	964,946
19,000	Largan Precision Co. Ltd.	2,248,752
994,000	Micro-Star International Co. Ltd.	2,863,174
367,000	Pegatron Corp.	988,513
128,000	President Chain Store Corp.	957,237
690,000	Primax Electronics Ltd.	1,093,242
1,238,000	Sinbon Electronics Co. Ltd.	2,785,328
516,000	Taiwan Paiho Ltd.	1,757,744
932,000	Taiwan Pcb Techvest Co. Ltd.	911,105
214,000	Taiwan Semiconductor Manufacturing Co. Ltd.	1,278,270
422,000	Tong Yang Industry Co. Ltd.	981,535
830,000	Topco Scientific Co. Ltd.	2,130,397
874,000	TYC Brother Industrial Co. Ltd.	900,103
768,000	Uni-President Enterprises Corp.	1,486,962
1,036,650	WT Microelectronics Co. Ltd.	1,470,018

		53,306,061

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares DWA Emerging Markets Momentum Portfolio (PIE) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Thailand—19.2%
13,129,903	AP Thailand PCL NVDR	$2,663,685
20,480,967	Bangkok Land PCL NVDR	924,635
3,804,950	BTS Group Holdings PCL NVDR	929,561
1,125,343	Central Pattana PCL NVDR	1,792,639
2,616,333	CP ALL PCL NVDR	4,541,531
210,035	Kasikornbank PCL NVDR	1,032,246
1,755,661	KCE Electronics PCL NVDR	5,618,517
347,221	Krungthai Card PCL NVDR	1,488,196
2,576,330	MCS Steel PCL NVDR	1,118,943
15,044,514	Sahamitr Pressure Container PCL NVDR	7,565,782
70,428	Siam Cement PCL (The) NVDR	1,006,186
5,581,005	Supalai PCL NVDR	3,891,036
993,310	Thanachart Capital PCL NVDR	1,121,101
1,114,333	Tisco Financial Group PCL NVDR	1,647,739

		35,341,797

	United States—0.6%
822,924	Nexteer Automotive Group Ltd.	1,084,519

	Total Common Stocks and Other Equity Interests (Cost $165,311,730)	183,616,850

	Money Market Fund—0.6%
1,098,965	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(b) (Cost $1,098,965)	1,098,965

	Total Investments (Cost $166,410,695)—100.6%	184,715,815
	Other assets less liabilities—(0.6)%	(1,047,844)

	Net Assets—100.0%	$183,667,971

Investment Abbreviations:

ADR—American Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Schedule of Investments

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Australia—0.4%
3,345	CIMIC Group Ltd.	$75,318

	Brazil—6.3%
87,335	Cia Siderurgica Nacional SA ADR(a)	294,319
115,051	Gerdau SA (Preference Shares) ADR	394,625
26,200	Iochpe-Maxion SA	134,068
44,045	Vale SA ADR	304,791
26,460	WEG SA	147,100

		1,274,903

	Chile—1.1%
31,673	CAP SA	221,050

	China—29.3%
470,250	Angang Steel Co. Ltd., H-Shares(a)	241,345
152,658	Anhui Conch Cement Co. Ltd., H-Shares	423,238
1,012,750	BBMG Corp., H-Shares	370,892
570,863	China Communications Construction Co. Ltd., H-Shares	628,661
357,575	China Machinery Engineering Corp., H-Shares	213,950
1,567,327	China Molybdenum Co. Ltd., H-Shares	347,628
1,248,091	China National Building Material Co. Ltd., H-Shares	571,349
243,572	China Railway Construction Corp. Ltd., H-Shares	305,295
498,976	China Railway Group Ltd., H-Shares	386,062
234,000	Chongqing Iron & Steel Co. Ltd., H-Shares(a)	74,833
330,279	CSG Holding Co. Ltd., Class B	275,557
107,947	CSSC Offshore and Marine Engineering Group Company Ltd., H-Shares	163,142
147,181	Dongfang Electric Corp. Ltd., H-Shares	114,065
174,925	First Tractor Co. Ltd., H-Shares	97,897
118,700	Hangzhou Steam Turbine Co. Ltd., Class B(a)	139,749
292,664	Harbin Electric Co. Ltd., H-Shares	143,033
153,676	Jiangxi Copper Co. Ltd., H-Shares	181,521
1,243,131	Metallurgical Corp. of China Ltd., H-Shares	405,568
1,198,712	Shanghai Electric Group Co. Ltd., H-Shares(a)	554,927
216,513	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	299,299

		5,938,011

	France—2.7%
20,306	Alstom SA(a)	544,689

	Germany—0.4%
616	HOCHTIEF AG	83,968

	India—3.5%
18,116	Larsen & Toubro Ltd. GDR(b)	398,552
15,518	Mahindra & Mahindra Ltd. GDR(b)	303,377

		701,929

	Indonesia—9.8%
754,600	PT Adhi Karya Persero Tbk	131,280
3,637,800	PT Aneka Tambang (Persero) Tbk(a)	249,527
170,542	PT Indocement Tunggal Prakarsa Tbk	215,007
1,026,203	PT Pembangunan Perumahan Persero Tbk	324,031
374,014	PT Semen Indonesia (Persero) Tbk	282,345
253,053	PT Tower Bersama Infrastructure Tbk	115,879

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Indonesia (continued)
192,031	PT United Tractors Tbk	$318,261
268,543	PT Vale Indonesia Tbk(a)	55,981
593,939	PT Waskita Karya Persero Tbk	119,261
930,858	PT Wijaya Karya Persero Tbk	183,347

		1,994,919

	Israel—1.8%
10,350	Caesarstone Sdot-Yam Ltd.(a)	365,872

	Malaysia—3.8%
483,374	Dialog Group Bhd	178,601
199,584	Gamuda Bhd	233,601
338,914	IJM Corp. Bhd	266,607
42,724	Lafarge Malaysia Bhd	82,494

		761,303

	Mexico—3.6%
47,933	Cemex SAB de CV ADR(a)	416,059
12,400	Grupo Carso SAB de CV, Series A1	54,393
23,034	Promotora y Operadora de Infraestructura SAB de CV	258,784

		729,236

	Netherlands—0.6%
8,135	OCI NV(a)	112,808

	Philippines—1.1%
1,437,617	Metro Pacific Investments Corp.	213,761

	Poland—1.6%
17,504	KGHM Polska Miedz SA	316,116

	Russia—3.3%
36,840	Evraz PLC(a)	92,250
14,377	Magnitogorsk Iron & Steel OJSC GDR(b)	94,457
23,289	MMC Norilsk Nickel PJSC ADR	351,198
2,871	Novolipetsk Steel PJSC GDR(b)	46,510
6,021	Severstal PJSC GDR(b)	84,896

		669,311

	Singapore—0.5%
104,841	Sembcorp Marine Ltd.	97,542

	South Africa—5.4%
43,218	African Rainbow Minerals Ltd.	312,535
4,492	Assore Ltd.	60,797
548,144	PPC Ltd.	223,608
60,945	Reunert Ltd.	278,903
19,678	Wilson Bayly Holmes-Ovcon Ltd.	221,847

		1,097,690

	Spain—1.0%
6,892	ACS Actividades de Construccion y Servicios SA	211,012

	Sweden—2.0%
13,993	Atlas Copco AB, Class A	411,034

	Switzerland—1.9%
18,424	ABB Ltd.	379,651

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

PowerShares Emerging Markets Infrastructure Portfolio (PXR) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan—9.5%
307,234	Asia Cement Corp.	$268,218
425,845	China Steel Corp.	307,669
251,000	CTCI Corp.	368,656
28,000	King Slide Works Co. Ltd.	343,373
414,573	Taiwan Cement Corp.	497,238
38,000	Yeong Guan Energy Technology Group Co. Ltd.	149,315

		1,934,469

	Thailand—6.8%
183,178	CH Karnchang PCL NVDR	154,404
990,343	Gunkul Engineering PCL NVDR	140,356
730,107	Italian-Thai Development PCL NVDR(a)	103,474
10,265	Siam Cement PCL (The) NVDR	146,653
8,546	Siam City Cement PCL NVDR	70,571
323,183	Sino-Thai Engineering & Construction PCL NVDR	235,479
5,798,006	Superblock PCL NVDR(a)	263,414
255,182	Tipco Asphalt PCL NVDR	131,975
2,095,242	TPI Polene PCL NVDR	131,710

		1,378,036

	Turkey—1.7%
21,033	Cimsa Cimento Sanayi ve Ticaret AS	104,399
96,021	Tekfen Holding AS	243,421

		347,820

	United States—2.0%
4,987	Caterpillar, Inc.	416,215

	Total Investments (Cost $22,309,626)—100.1%	20,276,663
	Other assets less liabilities—(0.1)%	(19,024)

	Net Assets—100.0%	$20,257,639

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $927,792, which represented 4.58% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Austria—1.2%
81,254	BUWOG AG	$1,960,891

	Belgium—10.7%
14,478	Ackermans & van Haaren NV	2,008,448
54,496	Ageas	1,987,800
86,126	bpost SA	2,288,059
23,535	Cofinimmo SA REIT	2,754,051
42,822	Colruyt SA	2,298,490
28,398	Groupe Bruxelles Lambert SA	2,439,339
70,358	Proximus SADP	2,011,458
45,391	Telenet Group Holding NV(a)	2,426,431

		18,214,076

	Finland—1.2%
43,453	Sampo Oyj, Class A	1,989,638

	France—30.2%
23,213	Aeroports de Paris	2,341,296
102,587	Bureau Veritas SA	1,935,366
18,140	Cie Generale des Etablissements Michelin	1,961,265
28,326	Danone SA	1,958,695
24,784	Dassault Systemes	1,959,916
25,315	Eiffage SA	1,871,481
93,797	Elior Group(b)	2,103,189
15,697	Essilor International SA	1,762,003
22,894	Fonciere des Regions REIT	1,998,427
14,811	Gecina SA REIT	2,156,117
4,711	Hermes International	1,906,106
25,359	ICADE REIT	1,820,249
28,699	Imerys SA	1,993,296
31,653	Legrand SA	1,786,602
10,595	L’Oreal SA	1,893,702
39,220	Nexity SA	1,966,714
24,307	Orpea	2,020,783
17,876	Pernod Ricard SA	2,123,192
24,704	Publicis Groupe SA	1,692,533
13,945	Societe BIC SA	1,930,687
17,264	Sodexo SA	2,002,244
23,168	Thales SA	2,178,281
7,526	Unibail-Rodamco SE REIT	1,790,251
89,462	Veolia Environnement SA	1,949,597
28,979	Vinci SA	2,095,973
95,444	Vivendi SA	1,927,206

		51,125,171

	Germany—23.6%
168,225	alstria office REIT-AG REIT	2,167,720
38,763	Axel Springer SE	1,938,273
23,348	Beiersdorf AG	2,052,646
50,323	Deutsche EuroShop AG	2,170,707
53,872	Deutsche Wohnen AG-BR	1,755,100
62,348	DMG Mori AG	2,849,682
32,311	Fielmann AG	2,237,793
35,720	Fraport AG Frankfurt Airport Services Worldwide	2,117,180
18,342	Hannover Rueck SE	2,041,816
15,815	Henkel AG & Co. KGaA (Preference Shares)	2,026,626
56,121	MAN SE	5,731,190

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
11,603	Muenchener Rueckversicherungs-Gesellschaft AG	$2,246,213
97,400	RHOEN KLINIKUM AG	2,707,151
23,953	SAP SE	2,106,885
27,835	Symrise AG	1,907,351
137,951	TAG Immobilien AG	1,838,859
66,840	Talanx AG	2,071,710

		39,966,902

	Ireland—3.4%
104,267	Glanbia PLC	1,696,175
1,437,837	Hibernia REIT PLC REIT	2,022,210
27,453	Kerry Group PLC, Class A	1,990,417

		5,708,802

	Italy—3.7%
827,721	Hera SpA	2,114,121
390,870	Snam SpA	2,057,522
439,895	Terna-Rete Elettrica Nationale SpA	2,151,634

		6,323,277

	Netherlands—8.4%
59,129	Aalberts Industries NV	1,865,116
47,997	Eurocommercial Properties NV CVA	2,040,384
25,207	Heineken NV	2,073,776
90,881	Koninklijke Ahold Delhaize NV	2,071,676
69,511	Koninklijke Philips NV	2,092,397
43,886	Wereldhave NV REIT	1,962,560
54,308	Wolters Kluwer NV	2,098,816

		14,204,725

	Spain—15.3%
128,665	Abertis Infraestructuras SA	1,907,602
14,206	Aena SA(b)	2,082,838
42,763	Amadeus IT Group SA	2,015,703
110,918	Cellnex Telecom SA(b)	1,818,962
119,596	Ebro Foods SA	2,577,449
85,511	Enagas SA	2,451,228
110,062	Endesa SA	2,336,387
94,100	Ferrovial SA	1,828,377
99,155	Grifols SA	1,957,574
343,308	Iberdrola SA	2,336,660
127,524	Red Electrica Corp. SA	2,656,744
39,844	Viscofan SA	1,875,272

		25,844,796

	United Kingdom—2.3%
124,267	RELX NV	2,094,406
44,383	Unilever NV CVA	1,857,559

		3,951,965

	Total Common Stocks and Other Equity Interests (Cost $176,290,354)	169,290,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU) (continued)

October 31, 2016

Number of Shares		Value
	Rights—0.0%
	Spain—0.0%
91,541	Ferrovial SA, expiring 11/14/16(a) (Cost $40,942)	$39,135

	Total Investments (Cost $176,331,296)—100.0%	169,329,378
	Other assets less liabilities—(0.0)%	(20,868)

	Net Assets—100.0%	$169,308,510

Investment Abbreviations:

BR—Bearer Shares

CVA—Dutch Certificates

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $6,004,989, which represented 3.55% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Schedule of Investments

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—46.0%
8,067	AGL Energy Ltd.	$117,738
10,469	Amcor Ltd.	117,106
36,961	AMP Ltd.	128,533
8,099	APA Group	49,057
1,475	ASX Ltd.	52,899
26,151	Aurizon Holdings Ltd.	97,110
48,011	Australia & New Zealand Banking Group Ltd.	1,017,471
5,772	Bank of Queensland Ltd.	45,942
10,516	Bendigo & Adelaide Bank Ltd.	89,064
656,750	BGP Holdings PLC(a)	0
86,023	BHP Billiton Ltd.	1,510,144
11,328	BlueScope Steel Ltd.	67,236
10,642	Boral Ltd.	51,018
10,292	Brambles Ltd.	90,299
3,845	Caltex Australia Ltd.	89,911
5,662	Challenger Ltd.	46,359
1,728	CIMIC Group Ltd.	38,909
9,636	Coca-Cola Amatil Ltd.	69,952
17,781	Commonwealth Bank of Australia	993,000
5,146	Computershare Ltd.	41,312
4,027	Crown Resorts Ltd.	33,371
1,503	CSL Ltd.	114,954
10,607	Dexus Property Group REIT	72,158
25,409	DUET Group	46,017
50,708	Fortescue Metals Group Ltd.	212,224
12,527	Goodman Group REIT	64,725
15,210	GPT Group (The) REIT	53,935
6,622	Iluka Resources Ltd.	29,075
27,155	Incitec Pivot Ltd.	60,958
35,366	Insurance Australia Group Ltd.	148,284
8,979	Lend Lease Group	92,376
3,915	Macquarie Group Ltd.	237,734
22,386	Medibank Private Ltd.	43,949
34,341	Metcash Ltd.(a)	52,002
45,847	Mirvac Group REIT	72,914
35,084	National Australia Bank Ltd.	747,521
6,208	Newcrest Mining Ltd.	106,573
6,589	Oil Search Ltd.	33,393
9,575	Orica Ltd.	118,691
59,778	Origin Energy Ltd.	243,361
8,632	OZ Minerals Ltd.	44,009
16,958	Qantas Airways Ltd.	39,487
26,559	QBE Insurance Group Ltd.	201,899
39,294	Santos Ltd.	106,746
42,249	Scentre Group REIT	135,349
4,791	Sonic Healthcare Ltd.	74,701
39,831	South32 Ltd.	77,895
7,463	Star Entertainment Group Ltd. (The)	28,338
35,849	Stockland REIT	120,575
23,600	Suncorp Group Ltd.	214,962
13,018	Tabcorp Holdings Ltd.	47,945
19,956	Tatts Group Ltd.	61,653
66,057	Telstra Corp. Ltd.	250,325
9,396	Transurban Group	74,287
15,963	Vicinity Centres REIT	34,862
13,182	Wesfarmers Ltd.	411,365

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
13,886	Westfield Corp. REIT	$94,042
41,098	Westpac Banking Corp.	952,904
13,313	Woodside Petroleum Ltd.	287,403
22,895	Woolworths Ltd.	412,029
12,030	WorleyParsons Ltd.(a)	77,811

		11,045,862

	China—0.6%
23,228	China Mengniu Dairy Co. Ltd.	44,031
32,666	Global Logistic Properties Ltd.	41,657
26,002	Tingyi Cayman Islands Holding Corp.	28,064
51,764	Want Want China Holdings Ltd.	31,573

		145,325

	Hong Kong—13.4%
65,530	AIA Group Ltd.	413,637
13,080	Bank of East Asia Ltd. (The)	52,709
48,735	BOC Hong Kong (Holdings) Ltd.	174,079
15,983	Cheung Kong Property Holdings Ltd.	118,406
12,983	CK Hutchison Holdings Ltd.	160,637
12,669	CLP Holdings Ltd.	128,898
11,867	Galaxy Entertainment Group Ltd.	48,739
26,635	Hang Lung Properties Ltd.	58,801
7,073	Hang Seng Bank Ltd.	127,782
12,729	Henderson Land Development Co. Ltd.	75,423
39,348	Hong Kong & China Gas Co. Ltd.	77,125
2,564	Hong Kong Exchanges & Clearing Ltd.	67,912
14,308	Hongkong Land Holdings Ltd.	95,864
80,616	Hutchison Port Holdings Trust	35,874
8,000	Hysan Development Co. Ltd.	36,932
1,775	Jardine Matheson Holdings Ltd.	108,115
1,100	Jardine Strategic Holdings Ltd.	38,599
104,938	Li & Fung Ltd.	51,692
20,252	Link REIT	144,417
11,213	MTR Corp. Ltd.	62,103
111,130	New World Development Co. Ltd.	138,575
299,540	Noble Group Ltd.(a)	35,723
8,459	Power Assets Holdings Ltd.	79,574
22,094	Sands China Ltd.	96,156
28,416	Sino Land Co. Ltd.	48,369
54,404	SJM Holdings Ltd.	37,673
23,727	Sun Hung Kai Properties Ltd.	354,306
7,888	Swire Pacific Ltd., Class A	82,035
59,504	WH Group Ltd.(b)	48,264
23,238	Wharf Holdings Ltd. (The)	174,700
8,500	Yue Yuen Industrial Holdings Ltd.	32,389

		3,205,508

	Indonesia—0.1%
111,936	Golden Agri-Resources Ltd.	30,961

	Ireland—0.2%
2,325	James Hardie Industries PLC	34,730

	New Zealand—0.8%
10,464	Contact Energy Ltd.	35,558
11,370	Fletcher Building Ltd.	84,351
27,969	Spark New Zealand Ltd.	73,233

		193,142

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore—7.0%
18,743	Ascendas Real Estate Investment Trust REIT	$31,914
34,182	CapitaLand Ltd.	75,883
22,672	CapitaLand Mall Trust REIT	33,717
8,514	City Developments Ltd.	51,932
18,377	ComfortDelGro Corp. Ltd.	33,535
25,883	DBS Group Holdings Ltd.	278,932
59,103	Genting Singapore PLC	31,634
1,385	Jardine Cycle & Carriage Ltd.	42,011
38,928	Keppel Corp. Ltd.	147,668
33,801	Oversea-Chinese Banking Corp. Ltd.	205,929
23,642	Sembcorp Industries Ltd.	42,973
7,131	Singapore Airlines Ltd.	51,898
19,913	Singapore Press Holdings Ltd.	53,220
14,760	Singapore Technologies Engineering Ltd.	33,191
87,327	Singapore Telecommunications Ltd.	243,429
16,961	United Overseas Bank Ltd.	228,844
37,800	Wilmar International Ltd.	89,890

		1,676,600

	South Korea—30.5%
6,624	BNK Financial Group, Inc.	53,779
99	CJ CheilJedang Corp.	30,239
18	CJ CheilJedang Corp. (Preference Shares)	2,769
220	CJ Corp.	33,550
576	Daelim Industrial Co. Ltd.	41,127
810	Dongbu Insurance Co. Ltd.	50,331
702	Doosan Corp.	62,884
2,980	Doosan Heavy Industries & Construction Co. Ltd.	68,233
12,505	Doosan Infracore Co. Ltd.(a)	75,735
351	E-Mart, Inc.	49,847
1,395	GS Engineering & Construction Corp.(a)	32,673
1,021	GS Holdings Corp.	45,596
5,406	Hana Financial Group, Inc.	154,963
956	Hankook Tire Co. Ltd.	46,119
1,428	Hanwha Corp.	46,612
426	Hyosung Corp.	49,888
1,714	Hyundai Engineering & Construction Co. Ltd.	62,089
177	Hyundai Glovis Co. Ltd.	26,838
1,214	Hyundai Heavy Industries Co. Ltd.(a)	154,369
1,478	Hyundai Marine & Fire Insurance Co. Ltd.	45,661
854	Hyundai Mobis Co. Ltd.	204,497
2,282	Hyundai Motor Co.	279,205
366	Hyundai Motor Co. (Preference Shares)	30,579
585	Hyundai Motor Co. (2nd Preference Shares)	51,381
1,816	Hyundai Steel Co.	78,401
7,607	Industrial Bank of Korea	87,754
6,016	KB Financial Group, Inc.	222,396
1,191	KB Insurance Co. Ltd.	30,133
4,898	Kia Motors Corp.	174,218
4,711	Korea Electric Power Corp.	202,768
1,071	Korea Gas Corp.	43,383
83	Korea Zinc Co. Ltd.	33,004
1,598	Korean Air Lines Co. Ltd.(a)	44,690
2,866	KT Corp.	80,902
904	KT&G Corp.	89,274
483	LG Chem Ltd.	104,050

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
86	LG Chem Ltd. (Preference Shares)	$13,529
1,107	LG Corp.	59,304
7,041	LG Display Co. Ltd.	167,987
3,198	LG Electronics, Inc.	133,594
495	LG Electronics, Inc. (Preference Shares)	10,274
5,065	LG Uplus Corp.	52,232
164	Lotte Chemical Corp.	41,349
283	Lotte Shopping Co. Ltd.	56,513
450	OCI Co. Ltd.(a)	35,591
2,323	POSCO	481,146
1,012	Samsung Electro-Mechanics Co. Ltd.	41,656
1,267	Samsung Electronics Co. Ltd.	1,814,825
241	Samsung Electronics Co. Ltd. (Preference Shares)	277,384
408	Samsung Fire & Marine Insurance Co. Ltd.	103,939
29	Samsung Fire & Marine Insurance Co. Ltd. (Preference Shares)	4,790
7,762	Samsung Heavy Industries Co. Ltd.(a)	66,139
1,116	Samsung Life Insurance Co. Ltd.	107,772
817	Samsung SDI Co. Ltd.	67,331
4,575	Shinhan Financial Group Co. Ltd.	175,323
6,811	SK Hynix, Inc.	244,047
1,569	SK Innovation Co. Ltd.	207,737
7,832	SK Networks Co. Ltd.	44,627
408	SK Telecom Co. Ltd.	79,692
850	S-Oil Corp.	58,313
8,295	Woori Bank	90,616

		7,325,647

	United Kingdom—1.4%
8,283	Rio Tinto Ltd.	341,494

	Total Investments (Cost $25,607,059)—100.0%	23,999,269
	Other assets less liabilities—(0.0)%	(8,947)

	Net Assets—100.0%	$23,990,322

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2016 represented less than 1% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Schedule of Investments

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.7%
	Australia—6.2%
39,344	AGL Energy Ltd.	$574,226
51,545	Amcor Ltd.	576,581
181,429	AMP Ltd.	630,927
39,843	APA Group	241,336
7,228	ASX Ltd.	259,222
128,891	Aurizon Holdings Ltd.	478,628
237,230	Australia & New Zealand Banking Group Ltd.	5,027,486
28,452	Bank of Queensland Ltd.	226,465
51,871	Bendigo & Adelaide Bank Ltd.	439,315
231,466	BGP Holdings PLC(a)	0
426,657	BHP Billiton Ltd.	7,490,012
273,268	BHP Billiton PLC	4,118,698
55,721	BlueScope Steel Ltd.	330,727
52,425	Boral Ltd.	251,325
50,132	Brambles Ltd.	439,846
18,781	Caltex Australia Ltd.	439,175
27,920	Challenger Ltd.	228,604
8,555	CIMIC Group Ltd.	192,629
47,428	Coca-Cola Amatil Ltd.	344,302
87,831	Commonwealth Bank of Australia	4,905,020
25,381	Computershare Ltd.	203,759
19,841	Crown Resorts Ltd.	164,417
7,310	CSL Ltd.	559,091
52,351	Dexus Property Group REIT	356,138
125,044	DUET Group	226,462
248,248	Fortescue Metals Group Ltd.	1,038,974
61,750	Goodman Group REIT	319,053
74,900	GPT Group (The) REIT	265,597
32,609	Iluka Resources Ltd.	143,176
133,667	Incitec Pivot Ltd.	300,056
173,624	Insurance Australia Group Ltd.	727,977
44,281	Lend Lease Group	455,565
19,238	Macquarie Group Ltd.	1,168,204
110,195	Medibank Private Ltd.	216,340
169,095	Metcash Ltd.(a)	256,059
225,830	Mirvac Group REIT	359,157
173,389	National Australia Bank Ltd.	3,694,330
30,237	Newcrest Mining Ltd.	519,079
32,492	Oil Search Ltd.	164,667
46,767	Orica Ltd.	579,718
294,110	Origin Energy Ltd.	1,197,346
42,457	OZ Minerals Ltd.	216,461
83,522	Qantas Airways Ltd.	194,482
130,373	QBE Insurance Group Ltd.	991,081
192,163	Santos Ltd.	522,028
207,365	Scentre Group REIT	664,314
23,353	Sonic Healthcare Ltd.	364,117
196,119	South32 Ltd.	383,538
36,735	Star Entertainment Group Ltd. (The)	139,488
175,197	Stockland REIT	589,257
116,139	Suncorp Group Ltd.	1,057,860
64,132	Tabcorp Holdings Ltd.	236,198
98,284	Tatts Group Ltd.	303,644
325,347	Telstra Corp. Ltd.	1,232,912
45,768	Transurban Group	361,854
78,571	Vicinity Centres REIT	171,593

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
64,930	Wesfarmers Ltd.	$2,026,242
67,769	Westfield Corp. REIT	458,962
203,111	Westpac Banking Corp.	4,709,361
65,571	Woodside Petroleum Ltd.	1,415,556
112,774	Woolworths Ltd.	2,029,533
59,264	WorleyParsons Ltd.(a)	383,324

		58,561,494

	Austria—0.3%
3,597	Andritz AG	187,886
25,447	Erste Group Bank AG	798,076
6,221	Immoeast AG(a)	0
85,462	IMMOFINANZ AG	183,901
26,971	OMV AG	841,881
24,382	Raiffeisen Bank International AG(a)	399,042
13,899	voestalpine AG	491,059

		2,901,845

	Belgium—0.6%
22,857	Ageas	833,733
21,755	Anheuser-Busch InBev SA	2,493,292
3,405	Colruyt SA	182,765
15,953	KBC Groep NV(a)	970,741
11,778	Proximus SADP	336,720
5,634	Solvay SA	645,700
3,217	UCB SA	217,548
8,084	Umicore SA	490,849

		6,171,348

	Canada—7.9%
6,538	Agnico Eagle Mines Ltd.	332,303
8,880	Agrium, Inc.	815,814
10,897	Alimentation Couche-Tard, Inc., Class B	547,838
7,752	AltaGas Ltd.(b)	191,971
25,611	ARC Resources Ltd.(b)	435,115
5,996	ATCO Ltd., Class I	210,358
46,807	Bank of Montreal	2,981,120
88,989	Bank of Nova Scotia	4,785,918
67,382	Barrick Gold Corp.	1,186,506
141,109	Baytex Energy Corp.(a)(b)	543,274
16,650	BCE, Inc.	757,061
57,417	BlackBerry Ltd.(a)	405,700
249,938	Bombardier, Inc., Class B(a)	331,945
41,775	Brookfield Asset Management, Inc., Class A	1,464,034
22,274	Cameco Corp.	171,677
29,493	Canadian Imperial Bank of Commerce	2,211,562
18,515	Canadian National Railway Co.	1,164,846
86,590	Canadian Natural Resources Ltd.	2,750,335
3,512	Canadian Pacific Railway Ltd.	502,437
4,687	Canadian Real Estate Investment Trust REIT	161,496
4,100	Canadian Tire Corp. Ltd., Class A	398,849
10,789	Canadian Utilities Ltd., Class A	308,556
10,732	Capital Power Corp.	165,354
16,655	Celestica, Inc.(a)	197,213
103,105	Cenovus Energy, Inc.	1,488,589
7,709	CGI Group, Inc., Class A(a)	366,454
10,727	CI Financial Corp.	197,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
16,180	Cominar Real Estate Investment Trust REIT	$179,396
58,728	Crescent Point Energy Corp.	699,784
11,258	Dream Office Real Estate Investment Trust REIT	140,363
71,394	Eldorado Gold Corp.(a)	225,329
13,891	Empire Co. Ltd., Class A	200,242
44,257	Enbridge, Inc.	1,912,602
256,845	Encana Corp.	2,451,071
95,135	Enerplus Corp.	640,977
815	Fairfax Financial Holdings Ltd.	417,731
18,479	Finning International, Inc.	344,142
125,800	First Quantum Minerals Ltd.	1,195,816
16,222	Fortis, Inc.	534,379
2,543	Franco-Nevada Corp.	166,573
4,958	George Weston Ltd.	404,335
15,332	Gibson Energy, Inc.	192,529
49,622	Goldcorp, Inc.	754,188
20,229	Great-West Lifeco, Inc.	508,498
22,081	H&R Real Estate Investment Trust REIT	375,801
54,431	Husky Energy, Inc.(a)	586,039
61,859	IAMGOLD Corp.(a)	247,851
8,176	IGM Financial, Inc.	219,613
15,378	Imperial Oil Ltd.	499,118
6,975	Industrial Alliance Insurance and Financial Services, Inc.	270,309
6,033	Intact Financial Corp.	410,438
15,997	Inter Pipeline Ltd.	331,936
6,631	Keyera Corp.	199,190
74,351	Kinross Gold Corp.(a)	289,027
12,349	Loblaw Cos. Ltd.	609,779
58,156	Lundin Mining Corp.(a)	227,808
28,368	Magna International, Inc.	1,165,623
155,278	Manulife Financial Corp.	2,251,111
5,460	Methanex Corp.	198,601
11,312	Metro, Inc.	349,931
26,183	National Bank of Canada	935,379
5,150	Onex Corp.	333,381
17,722	Pembina Pipeline Corp.	544,916
142,845	Penn West Petroleum Ltd.(a)(b)	228,083
63,717	Potash Corp. of Saskatchewan, Inc.	1,036,872
31,479	Power Corp. of Canada	675,733
22,585	Power Financial Corp.	534,187
44,665	Precision Drilling Corp.	199,289
5,765	Quebecor, Inc., Class B	161,906
20,949	RioCan Real Estate Investment Trust REIT	407,648
22,820	Rogers Communications, Inc., Class B	918,759
89,077	Royal Bank of Canada(b)	5,569,597
8,162	Saputo, Inc.	293,534
28,207	Shaw Communications, Inc., Class B	559,405
11,266	Silver Wheaton Corp.	271,679
6,188	Smart Real Estate Investment Trust REIT	154,440
11,159	SNC-Lavalin Group, Inc.	453,770
43,387	Sun Life Financial, Inc.	1,453,193
118,293	Suncor Energy, Inc.	3,552,541
139,759	Teck Resources Ltd., Class B	3,019,900
12,703	TELUS Corp.	411,633

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
103,743	Toronto-Dominion Bank (The)	$4,710,911
7,314	Tourmaline Oil Corp.(a)	191,820
62,166	TransAlta Corp.	274,129
41,200	TransCanada Corp.	1,866,565
7,583	Vermilion Energy, Inc.	297,606
122,889	Yamana Gold, Inc.	439,200

		73,770,063

	Chile—0.0%
45,264	Antofagasta PLC	300,077

	China—0.1%
113,042	China Mengniu Dairy Co. Ltd.	214,281
157,815	Global Logistic Properties Ltd.	201,251
127,885	Tingyi Cayman Islands Holding Corp.	138,029
254,255	Want Want China Holdings Ltd.	155,081

		708,642

	Denmark—0.7%
610	AP Moller—Maersk A/S, Class A	891,249
874	AP Moller—Maersk A/S, Class B	1,339,434
5,431	Carlsberg A/S, Class B	488,987
35,642	Danske Bank A/S	1,098,754
5,115	DSV A/S	247,529
4,479	FLSmidth & Co. A/S	162,497
9,276	ISS A/S	364,143
4,217	Jyske Bank A/S	191,084
25,612	Novo Nordisk A/S, Class B	914,856
3,230	Novozymes A/S, Class B	119,801
1,409	Pandora A/S	183,129
119,395	TDC A/S(a)	657,837
4,258	Vestas Wind Systems A/S	341,021

		7,000,321

	Finland—0.7%
6,757	Elisa Oyj	227,396
55,049	Fortum Oyj	916,637
6,710	Kesko Oyj, Class B	333,057
9,789	Kone Oyj, Class B	449,939
11,639	Metso Oyj	304,932
8,792	Neste Oyj	379,054
222,113	Nokia Oyj	990,478
6,451	Nokian Renkaat Oyj	216,179
4,423	Orion Oyj, Class B	188,073
21,480	Sampo Oyj, Class A	983,532
56,469	Stora Enso Oyj, Class R	533,280
46,241	UPM-Kymmene Oyj	1,074,615
7,016	Wartsila Oyj Abp	303,023

		6,900,195

	France—9.2%
10,239	Accor SA	388,182
53,877	Air France-KLM(a)(b)	328,255
16,171	Air Liquide SA	1,642,906
24,790	Airbus Group SE	1,471,516
19,252	Alstom SA(a)	516,416
6,473	Arkema SA	612,927
4,467	Atos SE	463,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
214,398	AXA SA	$4,826,201
119,570	BNP Paribas SA	6,925,880
48,984	Bollore SA	161,089
24,071	Bouygues SA	783,815
9,216	Bureau Veritas SA	173,865
6,793	Capgemini SA	562,061
73,179	Carrefour SA	1,916,829
17,999	Casino Guichard Perrachon SA	894,384
8,418	CGG SA(a)(b)	222,298
2,762	Christian Dior SE	532,119
48,231	Cie de Saint-Gobain	2,138,361
14,587	Cie Generale des Etablissements Michelin	1,577,121
17,512	CNP Assurances	303,019
131,782	Credit Agricole SA	1,420,326
23,702	Danone SA	1,638,953
10,039	Edenred	232,255
6,757	Eiffage SA	499,530
73,864	Electricite de France SA(b)	826,701
8,157	Elior Group(c)	182,903
242,794	Engie SA	3,495,892
4,023	Essilor International SA	451,585
3,739	Eurazeo SA	214,895
7,609	Eutelsat Communications SA	159,313
6,810	Faurecia	250,156
2,130	Fonciere des Regions REIT	185,929
1,916	Gecina SA REIT	278,923
13,724	Groupe Eurotunnel SE	128,343
2,647	ICADE REIT	190,000
3,510	Kering	777,420
5,586	Klepierre REIT	228,188
11,842	Lagardere SCA	301,164
9,878	Legrand SA	557,547
6,338	L’Oreal SA	1,132,825
8,350	LVMH Moet Hennessy Louis Vuitton SE	1,515,324
82,461	Natixis SA	416,263
8,276	Neopost SA	250,210
4,199	Nexans SA(a)	238,341
3,427	Nexity SA	171,849
201,534	Orange SA	3,170,226
7,561	Pernod Ricard SA	898,045
53,999	Peugeot SA(a)	807,698
8,055	Publicis Groupe SA	551,868
15,088	Renault SA	1,308,438
52,992	Rexel SA	733,965
10,551	Safran SA	724,379
70,523	Sanofi	5,485,729
36,401	Schneider Electric SE	2,439,657
14,166	SCOR SE	457,944
123,682	Societe Generale SA	4,821,234
4,664	Sodexo SA	540,921
29,942	Suez	473,464
11,829	Technip SA	783,463
1,961	Teleperformance	206,947
4,465	Thales SA	419,804
246,767	Total SA	11,826,525
4,034	Unibail-Rodamco SE REIT	959,590

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
12,054	Valeo SA	$693,714
118,721	Vallourec SA(a)	582,516
49,994	Veolia Environnement SA	1,089,492
30,339	Vinci SA(b)	2,194,338
116,147	Vivendi SA	2,345,241
2,494	Wendel SA	286,515
8,161	Zodiac Aerospace	198,335

		86,185,455

	Germany—9.0%
5,192	Aareal Bank AG	187,050
7,364	Adidas AG	1,206,019
45,071	Allianz SE	7,015,772
8,305	Aurubis AG	431,436
80,124	BASF SE	7,052,906
31,708	Bayer AG	3,138,329
34,196	Bayerische Motoren Werke AG	2,975,237
5,608	Bayerische Motoren Werke AG (Preference Shares)	425,099
2,030	Beiersdorf AG	178,468
5,757	Bilfinger SE(a)(b)	202,546
8,573	Brenntag AG	457,622
238,711	Commerzbank AG	1,618,984
4,623	Continental AG	884,573
87,623	Daimler AG	6,234,759
260,714	Deutsche Bank AG(a)	3,759,630
6,888	Deutsche Boerse AG(a)	535,189
39,389	Deutsche Lufthansa AG	502,811
83,729	Deutsche Post AG	2,591,056
249,822	Deutsche Telekom AG	4,065,377
8,261	Deutsche Wohnen AG-BR	269,136
568,225	E.ON SE	4,155,912
9,530	Evonik Industries AG	297,316
7,199	Freenet AG	206,009
6,661	Fresenius Medical Care AG & Co. KGaA	541,866
14,102	Fresenius SE & Co. KGaA	1,039,437
6,165	GEA Group AG	238,053
4,733	Hannover Rueck SE	526,874
10,407	HeidelbergCement AG	982,927
3,521	Henkel AG & Co. KGaA	387,130
5,101	Henkel AG & Co. KGaA (Preference Shares)	653,672
2,386	HOCHTIEF AG	325,242
3,484	HUGO BOSS AG	218,494
33,479	Infineon Technologies AG	600,223
21,720	K+S AG(b)	438,809
3,072	KION Group AG	185,281
17,243	Kloeckner & Co. SE(a)	214,913
9,160	LANXESS AG	585,703
1,878	LEG Immobilien AG	158,188
5,650	Leoni AG	214,203
10,576	Linde AG	1,742,490
2,071	MAN SE	211,495
3,412	Merck KGaA	350,310
42,152	METRO AG	1,260,990
2,211	MTU Aero Engines AG	230,445
15,685	Muenchener Rueckversicherungs-Gesellschaft AG	3,036,443

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
4,559	Osram Licht AG	$258,125
11,847	Porsche Automobil Holding SE (Preference Shares)	637,971
10,021	ProSiebenSat.1 Media SE	431,272
2,981	Rheinmetall AG	206,229
211,537	RWE AG(a)	3,353,085
13,937	RWE AG (Preference Shares)	160,493
8,732	Salzgitter AG	286,203
22,793	SAP SE	2,004,852
54,345	Siemens AG	6,162,828
11,252	Suedzucker AG	287,886
2,589	Symrise AG	177,407
5,505	Talanx AG	170,628
36,810	Telefonica Deutschland Holding AG	142,480
56,999	thyssenkrupp AG	1,317,752
30,188	TUI AG	382,202
56,755	Uniper SE(a)	754,355
4,677	Volkswagen AG	697,262
30,281	Volkswagen AG (Preference Shares)	4,155,894
10,814	Vonovia SE	380,346

		84,501,694

	Hong Kong—1.7%
325,757	AIA Group Ltd.	2,056,236
63,569	Bank of East Asia Ltd. (The)	256,166
238,022	BOC Hong Kong (Holdings) Ltd.	850,205
77,590	Cheung Kong Property Holdings Ltd.	574,807
63,294	CK Hutchison Holdings Ltd.	783,130
61,211	CLP Holdings Ltd.	622,778
57,932	Galaxy Entertainment Group Ltd.	237,933
133,706	Hang Lung Properties Ltd.	295,176
34,606	Hang Seng Bank Ltd.	625,196
61,542	Henderson Land Development Co. Ltd.	364,656
190,499	Hong Kong & China Gas Co. Ltd.	373,390
12,873	Hong Kong Exchanges & Clearing Ltd.	340,963
70,246	Hongkong Land Holdings Ltd.	470,648
396,900	Hutchison Port Holdings Trust	176,621
40,297	Hysan Development Co. Ltd.	186,030
8,717	Jardine Matheson Holdings Ltd.	530,953
5,773	Jardine Strategic Holdings Ltd.	202,575
510,166	Li & Fung Ltd.	251,305
99,288	Link REIT	708,025
55,939	MTR Corp. Ltd.	309,816
546,012	New World Development Co. Ltd.	680,856
1,462,376	Noble Group Ltd.(a)	174,405
40,940	Power Assets Holdings Ltd.	385,123
107,889	Sands China Ltd.	469,545
142,216	Sino Land Co. Ltd.	242,075
260,988	SJM Holdings Ltd.	180,726
116,053	Sun Hung Kai Properties Ltd.	1,732,972
38,575	Swire Pacific Ltd., Class A	401,178
293,219	WH Group Ltd.(c)	237,832
118,619	Wharf Holdings Ltd. (The)	891,763
40,948	Yue Yuen Industrial Holdings Ltd.	156,033

		15,769,117

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Indonesia—0.0%
551,031	Golden Agri-Resources Ltd.	$152,415

	Ireland—0.4%
2,032,599	Bank of Ireland(a)	434,486
46,090	CRH PLC	1,487,813
27,926	Experian PLC	536,312
11,382	James Hardie Industries PLC	170,018
3,082	Kerry Group PLC, Class A	223,453
2,107	Ryanair Holdings PLC ADR(a)	158,215
15,860	Smurfit Kappa Group PLC	347,574

		3,357,871

	Israel—0.3%
65,352	Bank Hapoalim BM	376,726
88,530	Bank Leumi Le-Israel BM(a)	333,771
153,897	Bezeq The Israeli Telecommunication Corp. Ltd.	279,288
72,764	Israel Chemicals Ltd.	258,796
35,047	Teva Pharmaceutical Industries Ltd.	1,466,413

		2,714,994

	Italy—2.8%
160,377	A2A SpA	218,174
196,751	Assicurazioni Generali SpA	2,538,536
21,563	Atlantia SpA	527,350
980,630	Banca Monte dei Paschi di Siena SpA(a)(b)	261,325
59,001	Banca Popolare dell’Emilia Romagna SC	276,429
362,918	Banca Popolare di Milano Scarl	166,134
74,937	Banco Popolare SC	215,551
1,048,140	Enel SpA	4,503,968
483,952	Eni SpA	7,008,015
4,630	Ferrari NV	243,518
52,085	Hera SpA	133,033
934,722	Intesa Sanpaolo SpA	2,161,996
70,709	Intesa Sanpaolo SpA RSP	152,542
32,299	Leonardo-Finmeccanica SpA(a)	393,009
4,250	Luxottica Group SpA	211,279
75,299	Mediaset SpA	214,941
47,352	Mediobanca SpA	346,481
12,857	Prysmian SpA	319,508
129,012	Snam SpA	679,113
1,481,332	Telecom Italia SpA(a)	1,283,643
930,474	Telecom Italia SpA RSP	658,911
71,820	Terna-Rete Elettrica Nationale SpA	351,289
942,411	UniCredit SpA	2,334,741
164,147	Unione di Banche Italiane SpA(b)	452,004
111,192	Unipol Gruppo Finanziario SpA	339,582
113,018	UnipolSai SpA	215,569

		26,206,641

	Japan—22.2%
102,968	Aeon Co. Ltd.	1,423,728
12,314	Air Water, Inc.	230,496
18,365	Aisin Seiki Co. Ltd.	806,533
18,005	Ajinomoto Co., Inc.	400,330
19,485	Alfresa Holdings Corp.	412,006
11,894	Alps Electric Co. Ltd.	285,225
17,772	Amada Holdings Co. Ltd.	202,606

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
79,968	ANA Holdings, Inc.	$224,643
69,352	Aozora Bank Ltd.	229,006
153,304	Asahi Glass Co. Ltd.	1,072,260
18,474	Asahi Group Holdings Ltd.	659,428
140,475	Asahi Kasei Corp.	1,266,995
72,385	Astellas Pharma, Inc.	1,074,220
10,741	Bandai Namco Holdings, Inc.	321,969
29,160	Bank of Kyoto Ltd. (The)	213,945
4,752	Benesse Holdings, Inc.	124,492
38,752	Bridgestone Corp.	1,443,727
21,940	Brother Industries Ltd.	402,952
76,062	Canon, Inc.	2,183,747
7,545	Casio Computer Co. Ltd.(b)	105,257
7,719	Central Japan Railway Co.	1,312,270
55,503	Chiba Bank Ltd. (The)	343,312
54,148	Chubu Electric Power Co., Inc.	795,847
5,562	Chugai Pharmaceutical Co. Ltd.	189,484
34,325	Chugoku Electric Power Co., Inc. (The)	401,114
25,450	Citizen Watch Co. Ltd.	143,131
89,117	Concordia Financial Group Ltd.	413,168
12,379	Credit Saison Co. Ltd.	213,925
46,363	Dai Nippon Printing Co. Ltd.	465,020
13,958	Daicel Corp.	183,831
42,878	Daido Steel Co. Ltd.	181,982
162,467	DAI-Ichi Life Holdings, Inc.	2,382,468
41,343	Daiichi Sankyo Co. Ltd.	993,790
9,401	Daikin Industries Ltd.	901,766
3,705	Daito Trust Construction Co. Ltd.	619,645
33,540	Daiwa House Industry Co. Ltd.	921,125
107,570	Daiwa Securities Group, Inc.	642,544
50,114	Denka Co. Ltd.	227,477
32,101	Denso Corp.	1,394,500
9,858	Dentsu, Inc.	491,563
11,176	DIC Corp.	338,731
4,244	Don Quijote Holdings Co. Ltd.	161,344
21,506	East Japan Railway Co.	1,894,476
9,100	Ebara Corp.	270,181
9,262	Eisai Co. Ltd.	590,350
15,453	Electric Power Development Co. Ltd.	359,837
5,905	FANUC Corp.	1,105,871
1,140	Fast Retailing Co. Ltd.	384,683
62,086	Fuji Electric Co. Ltd.	310,179
22,744	Fuji Heavy Industries Ltd.	886,082
26,615	FUJIFILM Holdings Corp.	1,006,753
36,838	Fujikura Ltd.	216,643
321,363	Fujitsu Ltd.	1,905,517
103,286	Fukuoka Financial Group, Inc.	447,211
11,200	Furukawa Electric Co. Ltd.	329,866
43,407	Gunma Bank Ltd. (The)	207,359
36,581	Hachijuni Bank Ltd. (The)	199,466
15,900	Hakuhodo DY Holdings, Inc.	191,100
13,440	Hankyu Hanshin Holdings, Inc.	445,080
17,262	Haseko Corp.	168,045
23,593	Hino Motors Ltd.	257,068
43,302	Hiroshima Bank Ltd. (The)	185,430
12,637	Hitachi Construction Machinery Co. Ltd.	264,200

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
787,976	Hitachi Ltd.	$4,193,141
14,104	Hitachi Metals Ltd.	176,090
23,582	Hokkaido Electric Power Co., Inc.	179,303
13,700	Hokuhoku Financial Group, Inc.	197,512
15,722	Hokuriku Electric Power Co.	178,487
192,745	Honda Motor Co. Ltd.	5,766,668
15,163	Hoya Corp.	632,724
13,659	Ibiden Co. Ltd.	198,220
19,523	Idemitsu Kosan Co. Ltd.	449,781
249,036	IHI Corp.(a)	656,449
10,300	Iida Group Holdings Co. Ltd.	198,874
134,986	Inpex Corp.	1,266,044
31,451	Isetan Mitsukoshi Holdings Ltd.	317,847
47,252	Isuzu Motors Ltd.	584,327
143,407	ITOCHU Corp.	1,812,972
26,558	J Front Retailing Co. Ltd.	365,699
4,554	Japan Airlines Co. Ltd.	134,169
100,555	Japan Display, Inc.(a)	198,077
34,832	Japan Post Bank Co. Ltd.	410,354
65,304	Japan Post Holdings Co. Ltd.	831,486
14,647	Japan Post Insurance Co. Ltd.	306,920
29,478	Japan Tobacco, Inc.	1,120,380
103,650	JFE Holdings, Inc.	1,485,928
17,487	JGC Corp.	309,353
14,617	JSR Corp.	222,277
20,293	JTEKT Corp.	300,287
310,298	JX Holdings, Inc.	1,228,081
64,202	Kajima Corp.	433,166
28,088	Kaneka Corp.	232,541
74,956	Kansai Electric Power Co., Inc. (The)(a)	716,499
14,180	Kao Corp.	729,342
153,763	Kawasaki Heavy Industries Ltd.	449,210
217,682	Kawasaki Kisen Kaisha Ltd.(b)	538,586
75,039	KDDI Corp.	2,279,340
17,213	Keikyu Corp.	173,465
20,314	Keio Corp.	168,180
497	Keyence Corp.	364,456
86,093	Kintetsu Group Holdings Co. Ltd.	347,371
74,681	Kirin Holdings Co. Ltd.	1,284,540
75,600	Kobe Steel Ltd.(a)	624,455
4,081	Koito Manufacturing Co. Ltd.	212,817
81,247	Komatsu Ltd.	1,811,502
44,913	Konica Minolta, Inc.	402,180
52,677	Kubota Corp.	849,419
26,461	Kuraray Co. Ltd.	401,378
6,228	Kurita Water Industries Ltd.	147,395
20,080	Kyocera Corp.	976,436
10,617	Kyowa Hakko Kirin Co. Ltd.	162,157
53,980	Kyushu Electric Power Co., Inc.	489,537
2,474	Lawson, Inc.	187,872
23,921	Leopalace21 Corp.	155,702
21,258	LIXIL Group Corp.	488,134
4,722	Makita Corp.	326,678
294,692	Marubeni Corp.	1,549,948
12,208	Marui Group Co. Ltd.	171,355
48,810	Mazda Motor Corp.	802,391

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
20,573	Medipal Holdings Corp.	$351,416
4,197	MEIJI Holdings Co. Ltd.	418,562
162,982	Mitsubishi Chemical Holdings Corp.	1,071,709
170,667	Mitsubishi Corp.	3,720,779
147,765	Mitsubishi Electric Corp.	2,000,245
40,005	Mitsubishi Estate Co. Ltd.	792,410
17,560	Mitsubishi Gas Chemical Co., Inc.	270,372
352,280	Mitsubishi Heavy Industries Ltd.	1,506,539
17,300	Mitsubishi Materials Corp.	496,355
56,745	Mitsubishi Motors Corp.	315,895
9,826	Mitsubishi Tanabe Pharma Corp.	191,312
1,589,814	Mitsubishi UFJ Financial Group, Inc.	8,239,166
229,488	Mitsui & Co. Ltd.	3,184,027
114,745	Mitsui Chemicals, Inc.	565,617
149,517	Mitsui Engineering & Shipbuilding Co. Ltd.	207,732
40,267	Mitsui Fudosan Co. Ltd.	916,004
121,154	Mitsui Mining & Smelting Co. Ltd.	269,782
291,171	Mitsui OSK Lines Ltd.	728,724
2,640,112	Mizuho Financial Group, Inc.	4,449,387
46,593	MS&AD Insurance Group Holdings, Inc.	1,384,245
4,770	Murata Manufacturing Co. Ltd.	665,898
49,984	Nagoya Railroad Co. Ltd.	263,512
376,622	NEC Corp.	1,007,097
10,043	NGK Insulators Ltd.	184,259
9,628	NGK Spark Plug Co. Ltd.	190,205
16,154	NH Foods Ltd.	386,460
18,283	NHK Spring Co. Ltd.	172,243
6,000	Nidec Corp.	580,673
26,084	Nikon Corp.	393,922
2,707	Nintendo Co. Ltd.	655,337
59,235	Nippon Electric Glass Co. Ltd.	321,865
89,654	Nippon Express Co. Ltd.	442,789
17,820	Nippon Paper Industries Co. Ltd.	333,728
30,000	Nippon Sheet Glass Co. Ltd.(a)	244,088
109,835	Nippon Steel & Sumitomo Metal Corp.	2,172,451
40,832	Nippon Telegraph & Telephone Corp.	1,810,697
361,233	Nippon Yusen Kabushiki Kaisha	739,069
265,094	Nissan Motor Co. Ltd.	2,695,465
11,629	Nisshin Seifun Group, Inc.	171,306
14,769	Nisshin Steel Co. Ltd.	196,058
3,049	Nissin Foods Holdings Co. Ltd.	176,409
1,991	Nitori Holdings Co. Ltd.	238,158
8,475	Nitto Denko Corp.	590,835
11,044	NOK Corp.	247,711
286,455	Nomura Holdings, Inc.	1,435,205
9,746	Nomura Real Estate Holdings, Inc.	164,806
34,119	NSK Ltd.	378,577
57,255	NTN Corp.	216,848
7,170	NTT Data Corp.	369,809
69,585	NTT DoCoMo, Inc.	1,748,482
45,440	Obayashi Corp.	438,033
11,600	Odakyu Electric Railway Co. Ltd.	236,780
116,650	OJI Holdings Corp.	493,974
8,169	Olympus Corp.	291,514
11,831	OMRON Corp.	453,718
5,952	Ono Pharmaceutical Co. Ltd.	151,059

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
2,649	Oriental Land Co. Ltd.	$154,703
73,059	ORIX Corp.	1,157,918
170,407	Osaka Gas Co. Ltd.	708,158
16,877	Otsuka Holdings Co. Ltd.	738,293
282,493	Panasonic Corp.	2,948,992
19,238	Rakuten, Inc.	221,973
11,861	Recruit Holdings Co. Ltd.	476,314
29,151	Rengo Co. Ltd.	182,809
269,197	Resona Holdings, Inc.	1,193,756
80,585	Ricoh Co. Ltd.	656,428
5,981	Rohm Co. Ltd.	314,745
9,333	Santen Pharmaceutical Co. Ltd.	136,240
6,096	Sapporo Holdings Ltd.	172,232
16,709	SBI Holdings, Inc.	198,756
6,624	Secom Co. Ltd.	477,992
16,363	Sega Sammy Holdings, Inc.	241,509
7,302	Seibu Holdings, Inc.	126,188
17,911	Seiko Epson Corp.	363,555
14,365	Seino Holdings Co. Ltd.	159,254
29,457	Sekisui Chemical Co. Ltd.	463,923
39,332	Sekisui House Ltd.	649,950
45,138	Seven & i Holdings Co. Ltd.	1,882,665
380,679	Sharp Corp.(a)(b)	655,687
13,775	Shikoku Electric Power Co., Inc.	129,511
1,046	Shimano, Inc.	178,771
37,707	Shimizu Corp.	335,141
21,591	Shin-Etsu Chemical Co. Ltd.	1,637,740
124,994	Shinsei Bank Ltd.	202,208
6,064	Shionogi & Co. Ltd.	298,800
16,906	Shiseido Co. Ltd.	435,661
39,192	Shizuoka Bank Ltd. (The)	330,811
31,088	Showa Denko K.K.	410,917
40,366	Showa Shell Sekiyu K.K.	376,829
1,520	SMC Corp.	441,022
53,322	SoftBank Group Corp.	3,349,972
299,520	Sojitz Corp.	786,673
37,051	Sompo Holdings, Inc.	1,200,187
103,049	Sony Corp.	3,295,881
13,812	Sony Financial Holdings, Inc.	194,000
7,087	Stanley Electric Co. Ltd.	195,106
167,829	Sumitomo Chemical Co. Ltd.	795,345
137,223	Sumitomo Corp.	1,579,400
80,503	Sumitomo Electric Industries Ltd.	1,190,864
16,719	Sumitomo Forestry Co. Ltd.	232,922
58,815	Sumitomo Heavy Industries Ltd.	310,068
47,958	Sumitomo Metal Mining Co. Ltd.	620,440
164,559	Sumitomo Mitsui Financial Group, Inc.	5,720,455
36,800	Sumitomo Mitsui Trust Holdings, Inc.	1,243,184
18,512	Sumitomo Realty & Development Co. Ltd.	486,736
16,927	Sumitomo Rubber Industries Ltd.	283,177
4,616	Suntory Beverage & Food Ltd.	201,842
11,273	Suzuken Co. Ltd.	362,053
31,994	Suzuki Motor Corp.	1,135,629
80,544	T&D Holdings, Inc.	974,177
149,394	Taiheiyo Cement Corp.	427,916
64,128	Taisei Corp.	480,876

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
1,765	Taisho Pharmaceutical Holdings Co. Ltd.	$172,158
29,195	Takashimaya Co. Ltd.	238,094
39,810	Takeda Pharmaceutical Co. Ltd.	1,780,530
8,523	TDK Corp.	588,828
17,700	Teijin Ltd.	342,429
8,299	Terumo Corp.	321,030
53,919	Tobu Railway Co., Ltd.	264,759
30,580	Toho Gas Co. Ltd.	283,145
8,831	Toho Holdings Co. Ltd.	185,301
48,739	Tohoku Electric Power Co., Inc.	595,990
53,527	Tokio Marine Holdings, Inc.	2,113,370
404,201	Tokyo Electric Power Co. Holdings, Inc.(a)	1,569,339
6,180	Tokyo Electron Ltd.	557,985
200,663	Tokyo Gas Co. Ltd.	909,318
52,312	Tokyu Corp.	391,774
34,217	Tokyu Fudosan Holdings Corp.	193,088
51,996	TonenGeneral Sekiyu K.K.	512,612
53,565	Toppan Printing Co. Ltd.	503,613
90,759	Toray Industries, Inc.	845,362
1,024,539	Toshiba Corp.(a)	3,714,606
73,991	Tosoh Corp.	483,721
6,048	TOTO Ltd.	241,724
13,957	Toyo Seikan Group Holdings Ltd.	257,664
3,722	Toyo Suisan Kaisha Ltd.	150,708
8,018	Toyoda Gosei Co. Ltd.	183,197
13,213	Toyota Industries Corp.	605,420
186,897	Toyota Motor Corp.	10,811,694
20,505	Toyota Tsusho Corp.	484,502
153,065	Ube Industries Ltd.	316,078
7,330	Unicharm Corp.	174,278
12,398	West Japan Railway Co.	763,571
86,215	Yamada Denki Co. Ltd.	445,494
19,240	Yamaguchi Financial Group, Inc.	212,018
5,667	Yamaha Corp.	202,499
22,546	Yamaha Motor Co. Ltd.	500,975
21,548	Yamato Holdings Co. Ltd.	491,102
10,342	Yamazaki Baking Co. Ltd.	231,867
9,372	Yokohama Rubber Co. Ltd. (The)	162,673

		208,892,689

	Jersey Island—0.0%
1,659	Randgold Resources Ltd.	146,644

	Luxembourg—0.5%
595,492	ArcelorMittal SA(a)	4,006,755
3,067	RTL Group SA	240,050
12,152	SES SA FDR, Class A	279,075
35,586	Tenaris SA	502,441

		5,028,321

	Netherlands—4.4%
14,612	ABN AMRO Group NV CVA(c)	336,772
386,191	Aegon NV	1,662,890
14,621	Akzo Nobel NV	943,702
9,187	Altice NV, Class A(a)	169,189
2,964	Altice NV, Class B(a)	55,089
5,728	ASML Holding NV	605,927
5,990	Boskalis Westminster NV	193,015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Netherlands (continued)
123,687	Delta Lloyd NV	$747,077
13,105	Fugro NV CVA(a)	233,874
2,560	Gemalto NV	139,009
5,680	Heineken Holding NV, Class A	436,534
7,492	Heineken NV	616,366
321,495	ING Groep NV	4,227,313
58,223	Koninklijke Ahold Delhaize NV	1,327,222
30,979	Koninklijke BAM Groep NV	144,021
13,621	Koninklijke DSM NV	874,678
247,122	Koninklijke KPN NV	804,830
62,548	Koninklijke Philips NV	1,882,799
35,313	NN Group NV	1,062,593
44,237	PostNL NV(a)	208,130
7,276	Randstad Holding NV	374,192
582,805	Royal Dutch Shell PLC, Class A	14,504,876
360,859	Royal Dutch Shell PLC, Class B	9,318,112
12,711	SBM Offshore NV	182,324
11,180	Wolters Kluwer NV	432,068

		41,482,602

	New Zealand—0.1%
51,514	Contact Energy Ltd.	175,053
55,248	Fletcher Building Ltd.	409,868
135,926	Spark New Zealand Ltd.	355,904

		940,825

	Norway—0.8%
86,766	DNB ASA	1,256,571
12,426	Gjensidige Forsikring ASA	223,026
21,451	Marine Harvest ASA	389,690
117,365	Norsk Hydro ASA	525,561
46,240	Orkla ASA	437,381
178,431	Statoil ASA(b)	2,927,917
64,310	Storebrand ASA(a)	331,392
57,010	Telenor ASA	908,545
10,092	TGS Nopec Geophysical Co. ASA	204,862
14,244	Yara International ASA	504,063

		7,709,008

	Portugal—0.2%
86,347	Banco Comercial Portugues SA, Class R(a)	114,815
243,478	EDP-Energias de Portugal SA	803,638
38,758	Galp Energia SGPS SA	524,709
12,236	Jeronimo Martins SGPS SA	210,183

		1,653,345

	Singapore—0.9%
90,161	Ascendas Real Estate Investment Trust REIT	153,518
166,550	CapitaLand Ltd.	369,739
111,927	CapitaLand Mall Trust REIT	166,455
41,862	City Developments Ltd.	255,340
88,721	ComfortDelGro Corp. Ltd.	161,902
127,597	DBS Group Holdings Ltd.	1,375,066
291,369	Genting Singapore PLC	155,952
7,047	Jardine Cycle & Carriage Ltd.	213,754
190,294	Keppel Corp. Ltd.	721,857
166,529	Oversea-Chinese Banking Corp. Ltd.	1,014,560
114,661	Sembcorp Industries Ltd.	208,415

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore (continued)
35,093	Singapore Airlines Ltd.	$255,401
96,737	Singapore Press Holdings Ltd.	258,540
72,700	Singapore Technologies Engineering Ltd.	163,482
425,670	Singapore Telecommunications Ltd.	1,186,579
82,958	United Overseas Bank Ltd.	1,119,298
185,535	Wilmar International Ltd.	441,211

		8,221,069

	South Africa—0.1%
35,273	Investec PLC	218,769
17,015	Mondi PLC	331,547

		550,316

	South Korea—3.8%
32,619	BNK Financial Group, Inc.	264,829
494	CJ CheilJedang Corp.	150,888
66	CJ CheilJedang Corp. (Preference Shares)	10,152
1,065	CJ Corp.	162,414
2,899	Daelim Industrial Co. Ltd.	206,990
4,016	Dongbu Insurance Co. Ltd.	249,541
3,456	Doosan Corp.	309,583
14,705	Doosan Heavy Industries & Construction Co. Ltd.	336,702
61,599	Doosan Infracore Co. Ltd.(a)	373,066
1,673	E-Mart, Inc.	237,590
6,802	GS Engineering & Construction Corp.(a)	159,313
5,047	GS Holdings Corp.	225,389
26,450	Hana Financial Group, Inc.	758,191
4,674	Hankook Tire Co. Ltd.	225,479
7,061	Hanwha Corp.	230,481
2,058	Hyosung Corp.	241,007
8,503	Hyundai Engineering & Construction Co. Ltd.	308,018
916	Hyundai Glovis Co. Ltd.	138,891
6,026	Hyundai Heavy Industries Co. Ltd.(a)	766,251
7,238	Hyundai Marine & Fire Insurance Co. Ltd.	223,608
4,248	Hyundai Mobis Co. Ltd.	1,017,218
11,221	Hyundai Motor Co.	1,372,899
1,872	Hyundai Motor Co. (Preference Shares)	156,402
2,932	Hyundai Motor Co. (2nd Preference Shares)	257,519
9,009	Hyundai Steel Co.	388,940
37,399	Industrial Bank of Korea	431,433
29,540	KB Financial Group, Inc.	1,092,018
5,792	KB Insurance Co. Ltd.	146,540
24,017	Kia Motors Corp.	854,264
23,208	Korea Electric Power Corp.	998,902
5,224	Korea Gas Corp.	211,608
430	Korea Zinc Co. Ltd.	170,985
7,808	Korean Air Lines Co. Ltd.(a)	218,358
9,413	KT Corp. ADR	150,514
9,296	KT Corp.	262,408
4,481	KT&G Corp.	442,520
2,421	LG Chem Ltd.	521,544
450	LG Chem Ltd. (Preference Shares)	70,789
5,494	LG Corp.	294,326
34,589	LG Display Co. Ltd.	825,239
15,727	LG Electronics, Inc.	656,981

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
2,471	LG Electronics, Inc. (Preference Shares)	$51,288
24,946	LG Uplus Corp.	257,254
867	Lotte Chemical Corp.	218,597
1,415	Lotte Shopping Co. Ltd.	282,567
2,169	OCI Co. Ltd.(a)	171,549
11,444	POSCO	2,370,311
5,016	Samsung Electro-Mechanics Co. Ltd.	206,470
6,279	Samsung Electronics Co. Ltd.	8,993,910
1,193	Samsung Electronics Co. Ltd. (Preference Shares)	1,373,110
2,005	Samsung Fire & Marine Insurance Co. Ltd.	510,778
104	Samsung Fire & Marine Insurance Co. Ltd. (Preference Shares)	17,178
38,601	Samsung Heavy Industries Co. Ltd.(a)	328,914
5,492	Samsung Life Insurance Co. Ltd.	530,361
4,007	Samsung SDI Co. Ltd.	330,225
22,449	Shinhan Financial Group Co. Ltd.	860,292
33,491	SK Hynix, Inc.	1,200,027
7,689	SK Innovation Co. Ltd.	1,018,032
38,615	SK Networks Co. Ltd.	220,030
2,092	SK Telecom Co. Ltd.	408,619
4,155	S-Oil Corp.	285,049
40,800	Woori Bank	445,707

		36,200,058

	Spain—4.4%
29,564	Abertis Infraestructuras SA	438,319
3,087	Acciona SA	234,645
31,588	ACS Actividades de Construccion y Servicios SA	967,126
1,563	Aena SA(c)	229,162
7,787	Amadeus IT Group SA	367,053
607,497	Banco Bilbao Vizcaya Argentaria SA	4,380,543
477,534	Banco de Sabadell SA	638,114
342,114	Banco Popular Espanol SA	374,651
2,868,885	Banco Santander SA	14,079,595
425,239	Bankia SA	373,850
32,097	Bankinter SA	245,378
305,290	CaixaBank SA	922,655
78,517	Distribuidora Internacional de Alimentacion SA	419,765
11,069	Enagas SA	317,300
66,080	Endesa SA	1,402,741
28,686	Ferrovial SA	557,373
24,641	Fomento de Construcciones y Contratas SA(a)	212,851
33,543	Gas Natural SDG SA	660,938
5,697	Grifols SA	112,473
4,479	Grifols SA (Preference Shares), Class B	64,516
364,326	Iberdrola SA	2,479,715
21,756	Industria de Diseno Textil SA	759,469
199,617	Mapfre SA	592,346
27,711	Obrascon Huarte Lain SA	111,270
18,228	Red Electrica Corp. SA	379,749
254,436	Repsol SA	3,560,322
601,675	Telefonica SA	6,107,492

		40,989,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Sweden—2.0%
14,710	Alfa Laval AB	$211,645
20,791	ASSA ABLOY AB, Class B	378,647
25,103	Atlas Copco AB, Class A(b)	737,382
16,291	Atlas Copco AB, Class B(b)	426,529
21,003	Boliden AB	487,272
389	Bonava AB(a)	4,722
6,519	Bonava AB, Class B(a)	80,643
16,765	Electrolux AB, Series B	397,499
9,002	Getinge AB, Class B	147,680
36,437	Hennes & Mauritz AB, Class B	1,026,286
7,084	Hexagon AB, Class B	248,291
22,570	Husqvarna AB, Class B	169,997
10,528	Industrivarden AB, Class A	200,139
9,002	Industrivarden AB, Class C	160,852
389	NCC AB, Class A	9,866
6,519	NCC AB, Class B	165,911
232,829	Nordea Bank AB	2,450,492
78,979	Sandvik AB	899,090
19,412	Securitas AB, Class B	300,384
92,130	Skandinaviska Enskilda Banken AB, Class A	930,848
28,594	Skanska AB, Class B	621,864
1,143	SKF AB, Class A	19,423
28,549	SKF AB, Class B	484,493
45,247	SSAB AB, Class A(a)(b)	143,593
50,810	SSAB AB, Class B(a)	135,058
23,001	Svenska Cellulosa AB (SCA), Class B	652,437
84,669	Svenska Handelsbanken AB, Class A	1,156,262
2,067	Svenska Handelsbanken AB, Class B	27,815
65,749	Swedbank AB, Class A	1,542,148
6,226	Swedish Match AB	216,908
55,061	Tele2 AB, Class B	455,612
203,204	Telefonaktiebolaget LM Ericsson, Class B	984,767
269,795	Telia Co. AB	1,079,599
10,724	Trelleborg AB, Class B	187,460
127,280	Volvo AB, Class B	1,368,526

		18,510,140

	Switzerland—5.8%
119,024	ABB Ltd.	2,455,344
1,110	Actelion Ltd.	160,512
12,638	Adecco Group AG	752,095
5,084	Aryzta AG	223,534
3,573	Baloise Holding AG	440,076
1	Chocoladefabriken Lindt & Sprungli AG	62,089
16	Chocoladefabriken Lindt & Sprungli AG-PC	83,163
15,280	Clariant AG	253,250
9,740	Coca-Cola HBC AG	210,005
17,356	Compagnie Financiere Richemont SA	1,117,109
211,987	Credit Suisse Group AG	2,962,545
1,620	Dufry AG(a)	197,237
740	Geberit AG	313,316
248	Georg Fischer AG	220,063
232	Givaudan SA	449,267
2,411,614	Glencore PLC(a)	7,360,848
466	Helvetia Holding AG	242,684
7,601	Julius Baer Group Ltd.	308,298
2,395	Kuehne + Nagel International AG	325,017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
23,309	LafargeHolcim Ltd.	$1,245,708
1,519	Lonza Group AG	286,934
117,657	Nestle SA	8,536,647
79,608	Novartis AG	5,667,310
20,418	Roche Holding AG	4,697,234
852	Roche Holding AG-BR	198,246
526	Schindler Holding AG	97,338
1,083	Schindler Holding AG-PC	201,399
182	SGS SA	369,190
60	Sika AG-BR	288,563
59,051	STMicroelectronics NV	562,324
2,011	Swatch Group AG (The)	116,015
1,349	Swatch Group AG (The)-BR	406,105
3,266	Swiss Life Holding AG	865,297
2,578	Swiss Prime Site AG	213,899
28,269	Swiss Re AG	2,627,082
1,241	Swisscom AG	568,107
2,818	Syngenta AG	1,127,314
155,448	UBS Group AG	2,200,700
16,315	Wolseley PLC	846,756
18,369	Zurich Insurance Group AG	4,809,115

		54,067,735

	United Kingdom—14.4%
49,058	3i Group PLC	401,895
58,306	Aberdeen Asset Management PLC	227,937
8,675	Admiral Group PLC	203,035
16,343	Aggreko PLC	159,925
59,951	Amec Foster Wheeler PLC	327,324
307,697	Anglo American PLC(a)	4,248,796
15,659	Ashtead Group PLC	244,329
9,021	Associated British Foods PLC	271,158
67,499	AstraZeneca PLC	3,780,949
360,788	Aviva PLC	1,950,472
11,086	Babcock International Group PLC	133,860
197,717	BAE Systems PLC	1,309,555
55,419	Balfour Beatty PLC	183,361
2,239,036	Barclays PLC	5,202,115
31,282	Barratt Developments PLC	173,278
5,026	Berkeley Group Holdings PLC (The)	144,754
72,534	Booker Group PLC	158,871
2,870,429	BP PLC	16,951,297
68,414	British American Tobacco PLC	3,918,652
44,745	British Land Co. PLC (The) REIT	319,854
263,475	BT Group PLC	1,209,343
11,729	Bunzl PLC	314,895
15,451	Burberry Group PLC	278,246
21,041	Capita PLC	150,537
51,289	Carillion PLC	157,236
614,173	Centrica PLC	1,606,165
107,112	CNH Industrial NV, Class A	831,307
74,433	Cobham PLC	129,861
57,510	Compass Group PLC	1,039,869
3,598	Croda International PLC	153,660
4,523	DCC PLC	368,050
78,708	Diageo PLC	2,094,382
108,664	Direct Line Insurance Group PLC	459,163

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
26,108	Dixons Carphone PLC	$100,311
62,018	Drax Group PLC	239,950
39,884	DS Smith PLC	194,193
9,681	easyJet PLC	110,749
306,797	Fiat Chrysler Automobiles NV(b)	2,243,194
136,767	G4S PLC	367,353
101,756	GKN PLC	396,555
265,741	GlaxoSmithKline PLC	5,251,112
12,708	Greene King PLC	113,494
39,403	Hammerson PLC REIT	265,070
90,737	Hays PLC	151,327
9,814	Hiscox Ltd.	122,335
2,112,169	HSBC Holdings PLC	15,890,238
33,548	ICAP PLC	198,445
17,187	IMI PLC	208,577
37,211	Imperial Brands PLC	1,797,019
29,118	Inchcape PLC	231,254
23,798	Informa PLC	195,395
15,160	Inmarsat PLC	129,840
8,821	Intercontinental Hotels Group PLC	341,933
18,068	Intermediate Capital Group PLC	133,569
56,446	International Consolidated Airlines Group SA	299,366
4,500	Intertek Group PLC	187,787
58,006	Intu Properties PLC REIT	195,108
96,419	ITV PLC	200,709
245,737	J Sainsbury PLC	752,751
26,446	John Wood Group PLC	248,294
14,422	Johnson Matthey PLC	600,427
178,300	Kingfisher PLC	786,501
19,867	Lancashire Holdings Ltd.	169,062
43,890	Land Securities Group PLC REIT	535,317
538,719	Legal & General Group PLC	1,377,270
4,195,544	Lloyds Banking Group PLC	2,933,051
6,268	London Stock Exchange Group PLC	215,038
121,167	Man Group PLC	184,472
130,495	Marks & Spencer Group PLC	542,489
47,287	Meggitt PLC	251,310
207,143	National Grid PLC	2,693,394
4,186	Next PLC	246,131
455,542	Old Mutual PLC	1,120,685
69,398	Pearson PLC	641,815
18,953	Pennon Group PLC	193,101
6,733	Persimmon PLC	139,252
22,950	Petrofac Ltd.	225,979
16,482	Phoenix Group Holdings	146,998
4,059	Provident Financial PLC	146,191
151,496	Prudential PLC	2,468,310
15,711	Reckitt Benckiser Group PLC	1,402,747
19,862	RELX NV	334,756
22,369	RELX PLC	399,004
40,801	Rio Tinto Ltd.	1,682,154
112,901	Rio Tinto PLC	3,913,990
121,397	Rolls-Royce Holdings PLC	1,076,772
5,584,262	Rolls-Royce Holdings PLC (Preference Shares), Class C(a)	6,818
437,112	Royal Bank of Scotland Group PLC(a)	1,009,170

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
75,585	Royal Mail PLC	$453,103
98,287	RSA Insurance Group PLC	662,992
31,586	Sage Group PLC (The)	278,235
498,363	Seadrill Ltd.(a)(b)	1,070,839
33,112	Segro PLC REIT	176,744
11,280	Severn Trent PLC	320,606
34,781	Sky PLC	347,356
23,818	Smith & Nephew PLC	344,009
25,636	Smiths Group PLC	443,820
94,179	SSE PLC	1,829,382
17,216	St. James’s Place PLC	198,630
442,615	Standard Chartered PLC(a)	3,847,026
190,721	Standard Life PLC	786,572
52,582	Subsea 7 SA(a)	590,727
32,992	Tate & Lyle PLC	314,183
81,658	Taylor Wimpey PLC	141,270
1,184,675	Tesco PLC(a)	3,048,224
199,173	Thomas Cook Group PLC(a)	169,003
12,873	Travis Perkins PLC	209,503
104,919	Tullow Oil PLC(a)	339,069
53,435	Unilever NV CVA	2,236,411
41,190	Unilever PLC	1,718,873
33,693	United Utilities Group PLC	386,676
2,599,182	Vodafone Group PLC	7,133,670
18,691	Weir Group PLC (The)	387,937
5,449	Whitbread PLC	240,495
36,637	William Hill PLC	132,312
326,067	WM Morrison Supermarkets PLC	901,686
52,943	WPP PLC	1,149,265

		134,970,881

	United States—0.2%
7,035	Carnival PLC	338,064
6,753	QIAGEN NV(a)	165,116
8,745	Shire PLC	496,470
17,360	Thomson Reuters Corp.	684,686
4,539	Valeant Pharmaceuticals International, Inc.(a)	81,077

		1,765,413

	Total Common Stocks and Other Equity Interests (Cost $1,010,246,157)	936,330,629

	Rights—0.0%
	Spain—0.0%
28,686	Ferrovial SA, expiring 11/14/16(a)	12,264

	Sweden—0.0%
55,061	Tele2 AB, expiring 11/16/16(a)	16,517

	Total Rights (Cost $12,830)	28,781

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,010,258,987)—99.7%	936,359,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2016

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.5%
13,665,318	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(d)(e) (Cost $13,665,318)	$13,665,318

	Total Investments (Cost $1,023,924,305)—101.2%	950,024,728
	Other assets less liabilities—(1.2)%	(11,375,160)

	Net Assets—100.0%	$938,649,568

Investment Abbreviations:

ADR—American Depositary Receipt

BR—Bearer Shares

CVA—Dutch Certificates

FDR—Fiduciary Depositary Receipt

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2016.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $986,669, which represented less than 1% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Schedule of Investments

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.8%
	Australia—6.0%
32,190	Abacus Property Group REIT	$68,586
39,189	Adelaide Brighton Ltd.	159,542
82,200	ALS Ltd.	389,687
112,064	Alumina Ltd.	134,735
11,354	Ansell Ltd.	187,398
60,640	Ardent Leisure Group	93,211
16,365	Aristocrat Leisure Ltd.	191,028
161,545	AusNet Services	184,391
40,027	Australian Agricultural Co. Ltd.(a)	53,150
51,111	Australian Pharmaceutical Industries Ltd.	73,897
31,327	Automotive Holdings Group Ltd.	96,545
18,399	Aveo Group, Class Miscellaneous	45,082
149,778	AWE Ltd.(a)	62,116
9,299	Bapcor Ltd.	36,300
248,719	Beach Energy Ltd.	137,215
9,934	Bega Cheese Ltd.	37,267
8,289	Breville Group Ltd.	58,408
4,582	Brickworks Ltd.	47,000
7,161	BT Investment Management Ltd.	50,405
27,810	BWP Trust REIT	62,851
15,201	Cabcharge Australia Ltd.	41,642
7,184	carsales.com Ltd.	58,275
17,045	Charter Hall Group REIT	60,961
29,959	Charter Hall Retail REIT	94,609
134,373	Cleanaway Waste Management Ltd.	118,611
2,294	Cochlear Ltd.	223,369
128,405	Cromwell Property Group REIT	88,916
83,061	CSR Ltd.	231,331
84,699	Downer EDI Ltd.	375,753
20,972	DSHE Holdings Ltd.(a)	0
22,207	DuluxGroup Ltd.	108,826
320,834	Fairfax Media Ltd.	201,414
28,723	FlexiGroup Ltd.	49,178
4,184	Flight Centre Travel Group Ltd.	107,836
20,106	G8 Education Ltd.	48,347
68,778	Genworth Mortgage Insurance Australia Ltd.	160,150
28,257	GrainCorp Ltd., Class A	180,618
14,950	GUD Holdings Ltd.	108,074
35,970	GWA Group Ltd.	78,282
38,307	Harvey Norman Holdings Ltd.	147,206
62,759	Healthscope Ltd.	105,542
42,999	Investa Office Fund REIT	138,733
6,553	InvoCare Ltd.	65,174
26,082	IOOF Holdings Ltd.	162,746
8,780	IRESS Ltd.	75,831
17,718	Japara Healthcare Ltd.	25,347
11,523	JB Hi-Fi Ltd.	248,936
10,942	Mantra Group Ltd.	27,394
4,424	McMillan Shakespeare Ltd.	36,459
34,011	Mineral Resources Ltd.	299,439
16,802	Monadelphous Group Ltd.	119,161
185,885	Myer Holdings Ltd.	166,203
23,412	Navitas Ltd.	93,353
15,757	NIB Holdings Ltd.	57,793
96,209	Nine Entertainment Co. Holdings Ltd.	62,961
18,936	Nufarm Ltd.	127,667
32,584	OceanaGold Corp.	99,679

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
88,709	Orora Ltd.	$195,759
14,833	Pact Group Holdings Ltd.	74,157
3,186	Perpetual Ltd.	109,679
8,882	Platinum Asset Management Ltd.	33,726
7,169	Premier Investments Ltd.	77,410
99,260	Primary Health Care Ltd.	290,042
61,885	Programmed Maintenance Services Ltd.	67,576
46,429	Qube Holdings Ltd.	78,786
4,916	Ramsay Health Care Ltd.	274,427
10,550	Retail Food Group Ltd.	54,350
20,105	SAI Global Ltd.	71,599
12,429	Seek Ltd.	138,463
19,516	Seven Group Holdings Ltd.	134,993
138,745	Seven West Media Ltd.	71,793
46,650	Shopping Centres Australasia Property Group REIT	77,741
80,652	Sigma Pharmaceuticals Ltd.	81,625
63,100	Slater & Gordon Ltd.(a)	17,526
76,949	Southern Cross Media Group Ltd.	84,318
171,747	Spotless Group Holdings Ltd.	130,691
13,657	Super Retail Group Ltd.	101,844
43,774	Sydney Airport	208,519
12,236	Tassal Group Ltd.	35,847
6,431	TPG Telecom Ltd.	36,996
32,357	Treasury Wine Estates Ltd.	264,441
12,336	Village Roadshow Ltd.	47,780
112,977	Virgin Australia Holdings Ltd.(a)	0
7,677	Virtus Health Ltd.	40,717
31,556	Western Areas Ltd.(a)	59,311
159,806	Whitehaven Coal Ltd.(a)	368,461

		9,793,207

	Austria—1.0%
1,910	ams AG	53,597
4,478	BUWOG AG	108,067
7,149	CA Immobilien Anlagen AG	129,620
4,812	Conwert Immobilien Invest SE	85,243
796	Lenzing AG	103,531
372	Mayr-Melnhof Karton AG	41,146
4,064	Oesterreichische Post AG	140,131
3,263	RHI AG	82,054
1,077	Schoeller-Bleckmann Oilfield Equipment AG	76,161
14,209	Telekom Austria AG, Class A	81,524
17,059	UNIQA Insurance Group AG	109,807
10,865	Verbund AG	181,095
8,122	Vienna Insurance Group AG Wiener Versicherung Gruppe	159,993
13,169	Wienerberger AG	210,258
3,049	Zumtobel AG	53,460

		1,615,687

	Belgium—1.6%
1,438	Ackermans & van Haaren NV	199,485
47,301	AGFA-Gevaert NV(a)	196,517
680	Barco NV	53,372
1,866	Befimmo SA REIT	108,555
5,552	Bekaert SA NV	246,609

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Belgium (continued)
8,280	bpost SA	$219,970
1,830	Cofinimmo SA REIT	214,145
601	Compagnie d’Entreprises CFE SA	66,112
3,784	D’Ieteren SA/NV	166,688
2,204	Elia System Operator SA	113,916
6,825	Euronav SA	53,411
1,135	EVS Broadcast Equipment SA	39,609
1,086	Gimv NV	58,333
10,721	Nyrstar NV(a)	55,001
3,770	Ontex Group NV	113,835
5,549	Orange Belgium SA(a)	124,789
1,266	Sofina SA	176,666
3,795	Telenet Group Holding NV(a)	202,866
2,293	Tessenderlo Chemie NV(a)	76,363
649	Warehouses De Pauw SCA REIT	59,675

		2,545,917

	Cambodia—0.0%
97,405	NagaCorp Ltd.	60,165

	Canada—9.1%
12,639	Advantage Oil & Gas Ltd.(a)	85,344
11,370	Aecon Group, Inc.	147,104
30,628	Aimia, Inc.	165,680
16,257	Alamos Gold, Inc., Class A	127,606
11,006	Algonquin Power & Utilities Corp.	97,311
7,401	Allied Properties Real Estate Investment Trust REIT	199,127
5,862	Amaya, Inc.(a)	78,554
23,171	Artis Real Estate Investment Trust REIT	202,622
147,468	Athabasca Oil Corp.(a)	138,638
7,491	ATS Automation Tooling Systems, Inc.(a)	64,276
4,342	AutoCanada, Inc.	71,435
79,002	B2Gold Corp.(a)	228,709
15,250	Birchcliff Energy Ltd.(a)	97,172
4,963	Boardwalk Real Estate Investment Trust REIT	182,264
5,667	Bonterra Energy Corp.	106,723
18,359	CAE, Inc.	258,074
15,356	Canaccord Genuity Group, Inc.	48,007
10,474	Canadian Apartment Properties REIT	229,135
24,916	Canadian Energy Services & Technology Corp.	98,344
9,770	Canadian Western Bank	185,522
12,072	Canfor Corp.(a)	134,028
14,931	Cascades, Inc.	140,927
901	CCL Industries, Inc., Class B	160,362
19,772	Centerra Gold, Inc.	100,022
14,253	Chartwell Retirement Residences	158,881
4,113	Cineplex, Inc.	156,510
1,003	Cogeco Communications, Inc.	46,818
1,672	Colliers International Group, Inc.	58,260
226	Constellation Software, Inc.	105,956
21,227	Corus Entertainment, Inc., Class B	175,328
9,263	Cott Corp.	121,571
30,762	Crew Energy, Inc.(a)	151,257
6,119	Detour Gold Corp.(a)	116,742
6,850	DH Corp.	88,727

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
2,046	Dollarama, Inc.	$153,009
10,815	Dominion Diamond Corp.	91,991
3,721	Dorel Industries, Inc., Class B	94,535
6,587	Dream Unlimited Corp., Class A(a)	33,961
11,144	ECN Capital Corp.(a)	24,363
11,144	Element Fleet Management Corp.	108,675
2,804	Emera, Inc.	97,871
12,053	Enerflex Ltd.	128,152
27,316	Ensign Energy Services, Inc.	164,884
48,742	Entertainment One Ltd.	138,180
17,309	Extendicare, Inc.(b)	119,074
8,163	First Capital Realty, Inc.	130,279
11,054	First Majestic Silver Corp.(a)	88,828
6,679	Genworth MI Canada, Inc.(b)	145,166
8,131	Gildan Activewear, Inc.	209,000
4,195	Granite Real Estate Investment Trust REIT	132,087
3,094	Great Canadian Gaming Corp.(a)	51,434
6,091	Home Capital Group, Inc.	120,661
52,573	HudBay Minerals, Inc.	221,628
16,838	Hudson’s Bay Co.	207,044
7,941	Innergex Renewable Energy, Inc.	88,342
5,460	Jean Coutu Group (PJC), Inc. (The), Class A	82,292
34,078	Just Energy Group, Inc.	179,003
13,442	Kelt Exploration Ltd.(a)	59,475
4,150	Laurentian Bank of Canada	153,490
3,970	Linamar Corp.	161,584
1,669	MacDonald Dettwiler & Associates Ltd.	95,601
5,808	Manitoba Telecom Services, Inc.(b)	162,464
7,167	Maple Leaf Foods, Inc.	163,366
14,335	Martinrea International, Inc.	84,176
69,038	MEG Energy Corp.(a)(b)	281,767
3,662	Morguard Real Estate Investment Trust REIT	41,531
13,986	Mullen Group Ltd.	193,993
23,317	Nevsun Resources Ltd.	67,676
55,540	New Gold, Inc.(a)	219,218
3,117	Norbord, Inc.	73,375
4,516	North West Co., Inc. (The)	86,260
7,670	Northland Power, Inc.	137,347
6,446	Northview Apartment Real Estate Investment Trust REIT	95,854
13,606	Nuvista Energy Ltd.(a)	69,236
3,209	Open Text Corp.	199,400
11,971	Pan American Silver Corp.	191,322
9,336	Paramount Resources Ltd., Class A(a)	106,020
12,450	Parkland Fuel Corp.	291,034
5,264	Pason Systems, Inc.	59,896
222,190	Pengrowth Energy Corp.	343,170
8,343	Peyto Exploration & Development Corp.	214,512
5,219	Raging River Exploration, Inc.(a)	41,861
3,440	Restaurant Brands International, Inc.	153,051
3,703	Ritchie Bros Auctioneers, Inc.	128,144
14,671	Russel Metals, Inc.	233,707
12,057	Secure Energy Services, Inc.	73,948
16,121	SEMAFO, Inc.(a)	63,269
5,855	Seven Generations Energy Ltd., Class A(a)	124,942
6,659	ShawCor Ltd.	166,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
2,756	Sierra Wireless, Inc.(a)	$37,713
5,901	Silver Standard Resources, Inc.(a)	64,811
4,703	Stantec, Inc.	104,710
1,209	Stella-Jones, Inc.	42,939
26,340	Superior Plus Corp.	234,657
4,384	TMX Group Ltd.	202,444
10,640	TORC Oil & Gas Ltd.	60,256
4,435	Toromont Industries Ltd.	130,378
9,567	Transcontinental, Inc., Class A	128,060
12,215	TransForce, Inc.	277,338
75,648	Turquoise Hill Resources Ltd.(a)	234,804
33,458	Veresen, Inc.	303,313
3,485	Waste Connections, Inc.	261,742
5,275	West Fraser Timber Co. Ltd.	180,733
7,913	Westshore Terminals Investment Corp.	152,740
27,763	Whitecap Resources, Inc.	222,063
1,100	Winpak Ltd.	37,623
6,358	WSP Global, Inc.	206,122

		14,757,322

	China—0.7%
19,123	AAC Technologies Holdings, Inc.	182,480
207,008	China Travel International Investment Hong Kong Ltd.	59,794
293,380	FIH Mobile Ltd.	96,849
33,833	Minth Group Ltd.	120,414
2,230,814	Semiconductor Manufacturing International Corp.(a)	270,407
471,301	Shui On Land Ltd.	116,688
83,406	SITC International Holdings Co. Ltd.	49,367
16,784	Stella International Holdings Ltd.	29,132
78,257	Uni-President China Holdings Ltd.	52,980
294,508	Yangzijiang Shipbuilding Holdings Ltd.	157,632
133,818	Yingde Gases Group Co. Ltd.	54,011

		1,189,754

	Colombia—0.2%
58,504	Gran Tierra Energy, Inc.(a)	171,114
10,432	Parex Resources, Inc.(a)	120,101

		291,215

	Denmark—1.0%
5,329	Alm. Brand A/S	40,049
1,665	Chr. Hansen Holding A/S	99,564
2,249	Coloplast A/S, Class B	156,691
2,200	DFDS A/S	106,172
5,948	GN Store Nord A/S	120,430
2,402	H. Lundbeck A/S(a)	77,339
2,792	Matas A/S	54,103
2,433	NKT Holding A/S	163,630
398	Rockwool International A/S, Class B	66,508
1,455	Royal Unibrew A/S	67,967
860	Schouw & Co.	54,557
824	SimCorp A/S	45,473
6,495	Spar Nord Bank A/S	65,083
5,897	Sydbank A/S	184,136
5,541	Topdanmark A/S(a)	149,014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Denmark (continued)
8,282	Tryg A/S	$161,584
4,040	William Demant Holding A/S(a)	75,131

		1,687,431

	Faroe Islands—0.0%
1,154	Bakkafrost P/F	48,473

	Finland—1.8%
6,710	Amer Sports Oyj	182,417
5,245	Cargotec Oyj, Class B	214,919
8,280	Caverion Corp.	59,542
21,084	Citycon Oyj	49,368
2,629	Cramo Oyj	69,022
7,351	Finnair Oyj(a)	32,555
6,358	Huhtamaki Oyj	256,343
11,463	Kemira Oyj	136,464
7,739	Konecranes Oyj	263,413
17,169	Metsa Board Oyj, Class B	98,526
42,069	Outokumpu Oyj(a)	292,837
47,097	Outotec Oyj(a)	204,859
7,298	Ramirent Oyj	53,761
10,780	Sanoma Oyj	100,858
25,352	Sponda Oyj	119,834
7,091	Tieto Oyj	194,251
4,800	Uponor Oyj	81,557
14,648	Valmet Oyj	217,253
29,596	YIT Oyj	246,243

		2,874,022

	France—3.4%
1,706	Aeroports de Paris	172,070
1,598	Alten SA	114,055
7,527	Altran Technologies SA	107,264
611	bioMerieux	88,947
3,830	Bourbon Corp.(b)	49,962
8,720	Coface SA(a)	56,388
2,720	Dassault Systemes	215,097
17,076	Derichebourg SA	53,423
4,509	Elis SA	74,834
6,289	Eramet(a)	294,788
35,467	Etablissements Maurel et Prom(a)(b)	155,905
1,036	Euler Hermes Group	89,774
7,464	Europcar Groupe SA(a)(c)	69,269
1,105	Gaztransport Et Technigaz SA	37,308
849	Groupe Fnac SA(a)	57,795
11,205	Havas SA	91,029
498	Hermes International	201,495
682	Iliad SA	142,868
3,474	Imerys SA	241,288
1,583	Ingenico Group	125,114
1,476	Ipsen SA	101,869
4,889	Ipsos	159,440
3,249	JCDecaux SA	99,207
3,413	Korian SA	104,402
3,980	Mercialys SA REIT	82,327
8,509	Metropole Television SA	148,075
1,739	Orpea	144,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
3,818	Plastic Omnium SA	$124,219
12,957	Rallye SA(b)	234,215
1,439	Remy Cointreau SA	116,572
2,670	Rubis SCA	243,163
2,119	SEB SA	311,378
3,876	SFR Group SA	104,267
1,540	Societe BIC SA	213,213
939	Sopra Steria Group	95,378
3,271	SPIE SA	61,781
1,915	Tarkett SA	68,109
26,476	Technicolor SA	154,576
18,166	Television Francaise 1(b)	167,234
6,640	Ubisoft Entertainment SA(a)	225,642
1,334	Vicat SA	83,748
227	Virbac SA(a)	36,081
1,815	Worldline SA(a)(c)	49,820

		5,567,962

	Georgia—0.1%
2,943	BGEO Group PLC	106,212

	Germany—3.0%
12,024	Aixtron SE(a)	59,471
4,535	alstria office REIT-AG REIT	58,437
3,651	Axel Springer SE	182,562
2,491	BayWa AG	83,462
851	Bechtle AG	89,322
315	Bertrandt AG	33,512
589	Biotest AG	10,492
1,847	Biotest AG (Preference Shares)	25,632
2,394	Deutsche EuroShop AG	103,266
12,421	Deutsche Pfandbriefbank AG(c)	127,418
20,789	Deutz AG	102,550
4,801	Dic Asset AG	45,992
1,961	DMG Mori AG	89,630
556	Draegerwerk AG & Co. KGaA	35,411
1,182	Draegerwerk AG & Co. KGaA (Preference Shares)	84,195
1,940	Drillisch AG	88,468
1,020	Duerr AG	75,921
2,837	ElringKlinger AG	43,881
971	Fielmann AG	67,249
3,537	Fraport AG Frankfurt Airport Services Worldwide	209,643
1,865	FUCHS PETROLUB SE	73,619
3,611	FUCHS PETROLUB SE (Preference Shares)	161,205
1,805	Gerresheimer AG	135,952
3,649	Gerry Weber International AG	45,500
3,285	Hamburger Hafen und Logistik AG, Class A	52,251
59,636	Heidelberger Druckmaschinen AG(a)(b)	158,203
3,306	Hella KGAA Hueck & Co.	125,863
1,987	Indus Holding AG	116,988
3,320	Jenoptik AG	56,847
3,780	Jungheinrich AG (Preference Shares)	119,109
856	Krones AG	87,126
124	KWS Saat SE	40,507
2,319	Nordex SE(a)	60,896

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
1,396	Norma Group SE	$64,150
796	Pfeiffer Vacuum Technology AG	72,136
194	Puma SE	48,211
93	Rational AG	48,170
4,572	RHOEN KLINIKUM AG	127,075
592	Sartorius AG (Preference Shares)	46,445
5,714	SGL Carbon SE(a)(b)	71,156
1,527	Sixt SE	92,399
1,900	Sixt SE (Preference Shares)	84,561
799	SMA Solar Technology AG(b)	20,469
2,932	Software AG	106,385
5,536	STADA Arzneimittel AG	276,757
7,926	TAG Immobilien AG	105,652
2,470	TLG Immobilien AG	51,661
3,495	United Internet AG	143,249
1,231	Vossloh AG(a)	74,610
2,106	Wacker Chemie AG	187,320
3,187	Wacker Neuson SE	44,019
3,129	Wincor Nixdorf AG(a)	227,547
1,926	Wirecard AG	91,239
1,517	Zalando SE(a)(c)	66,501

		4,900,292

	Hong Kong—2.7%
16,247	ASM Pacific Technology Ltd.	156,817
233,328	Brightoil Petroleum Holdings Ltd.	67,397
13,573	Cafe de Coral Holdings Ltd.	47,957
131,144	Cathay Pacific Airways Ltd.	172,833
147,951	Champion REIT	84,136
15,395	Cheung Kong Infrastructure Holdings Ltd.	126,160
143,170	Chow Tai Fook Jewellery Group Ltd.	101,541
28,513	Dah Sing Banking Group Ltd.	51,622
9,446	Dah Sing Financial Holdings Ltd.	64,193
154,313	Esprit Holdings Ltd.(a)	127,353
195,071	First Pacific Co. Ltd.	147,910
97,901	Fortune Real Estate Investment Trust REIT	118,670
297,605	Global Brands Group Holding Ltd.(a)	33,771
63,064	Haitong International Securities Group Ltd.	40,498
46,754	Hang Lung Group Ltd.	179,363
11,807	Hopewell Holdings Ltd.	41,413
281,947	Huabao International Holdings Ltd.(a)	105,800
125,015	Ju Teng International Holdings Ltd.	39,657
30,685	Kerry Logistics Network Ltd.	40,756
74,744	Kerry Properties Ltd.	236,622
50,130	Luk Fook Holdings International Ltd.	147,064
87,068	Man Wah Holdings Ltd.	57,822
47,395	NWS Holdings Ltd.	83,974
21,061	Orient Overseas International Ltd.	78,895
369,060	Pacific Basin Shipping Ltd.(a)	55,205
42,094	Pacific Textile Holdings Ltd.	53,087
351,537	PCCW Ltd.	209,430
215,636	Pou Sheng International Holdings Ltd.	67,570
109,361	Shangri-La Asia Ltd.	120,292
139,079	Shun Tak Holdings Ltd.(a)	46,988
32,306	SmarTone Telecommunications Holding Ltd.	48,825
254,029	Sun Art Retail Group Ltd.	179,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
69,950	Swire Properties Ltd.	$201,150
50,548	Techtronic Industries Co. Ltd.	190,333
24,684	Television Broadcasts Ltd.	89,443
67,132	Texwinca Holdings Ltd.	47,093
170,946	Truly International Holdings Ltd.	67,013
13,225	VTech Holdings Ltd.	162,353
41,704	Wheelock & Co. Ltd.	257,596
222,253	Xinyi Glass Holdings Co. Ltd.	191,161
98,871	Yuexiu Real Estate Investment Trust REIT	56,736

		4,395,682

	India—0.3%
46,709	Vedanta Resources PLC	406,888

	Ireland—0.5%
26,580	C&C Group PLC	101,979
5,170	Glanbia PLC	84,104
31,638	Green REIT PLC REIT	47,167
19,173	Greencore Group PLC	77,247
24,076	Hibernia REIT PLC REIT	33,861
7,733	Irish Continental Group PLC	36,010
5,638	Kingspan Group PLC	137,822
11,789	Origin Enterprises PLC	73,016
350	Paddy Power Betfair PLC	36,194
15,976	UDG Healthcare PLC	127,466

		754,866

	Isle of Man—0.1%
9,435	Gvc Holdings PLC	80,231

	Israel—0.9%
6,890	Alony Hetz Properties & Investments Ltd. REIT	59,200
2,267	Azrieli Group Ltd.	96,448
1,462	B Communications Ltd.	32,333
9,989	Cellcom Israel Ltd.(a)	75,346
4,324	Delek Automotive Systems Ltd.	36,927
1,382	Elbit Systems Ltd.	136,736
3,719	First International Bank of Israel Ltd.	47,835
12,768	Gazit-Globe Ltd.	115,024
99,780	Israel Discount Bank Ltd., Class A(a)	183,131
11,453	Mizrahi Tefahot Bank Ltd.	149,100
1,631	Nice Ltd.	108,161
239,548	Oil Refineries Ltd.(a)	84,450
10,983	Partner Communications Co. Ltd.(a)	51,188
554	Paz Oil Co. Ltd.	86,460
32,184	Shikun & Binui Ltd.	55,809
2,780	Strauss Group Ltd.	43,719
4,512	Tower Semiconductor Ltd.(a)	69,771

		1,431,638

	Italy—2.3%
5,485	ACEA SpA	70,949
7,885	Anima Holding SpA(c)	38,360
6,843	Ansaldo STS SpA	78,539
16,255	Astaldi SpA	65,537
3,571	ASTM SpA	38,499
12,635	Autogrill SpA	105,195

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Italy (continued)
4,838	Azimut Holding SpA	$77,536
419,891	Banca Carige SpA(a)	142,964
3,782	Banca Generali SpA	83,870
51,337	Banca Popolare DI Sondrio SCPA	171,078
123,879	Beni Stabili SpA REIT	72,176
1,545	Brembo SpA	95,351
6,718	Buzzi Unicem SpA	130,495
3,852	Buzzi Unicem SpA RSP	39,270
7,465	Cementir Holding SpA	36,415
10,927	Cerved Information Solutions SpA	87,860
9,247	Credito Emiliano SpA	52,001
240,958	Credito Valtellinese SC	105,761
2,015	Danieli & C. Officine Meccaniche SpA	37,550
6,678	Danieli & C. Officine Meccaniche SpA RSP	89,309
13,501	Davide Campari-Milano SpA	135,788
3,367	De’Longhi SpA	78,690
810	DiaSorin SpA	49,724
656	Ei Towers SpA(a)	30,922
9,567	ERG SpA	106,132
4,878	Esprinet SpA	36,094
106,497	Fincantieri SpA(a)	48,179
4,858	Finecobank Banca Fineco SpA	28,331
662	Industria Macchine Automatiche SpA	40,892
3,980	Interpump Group SpA	63,785
74,121	Iren SpA	132,927
465	Italmobiliare SpA	22,026
2,828	MARR SpA	52,019
2,793	Moncler SpA	46,446
7,423	OVS SpA(c)	40,588
29,719	Parmalat SpA	78,383
26,819	Piaggio & C. SpA	46,744
40,765	Prada SpA	142,983
3,581	Recordati SpA	101,199
155,853	Rizzoli Corriere Della Sera Mediagroup SpA(a)	166,404
6,599	Safilo Group SpA(a)	68,975
68,056	Saipem SpA(a)	27,976
22,438	Salini Impregilo SpA	62,475
1,977	Salvatore Ferragamo SpA	48,307
115,549	Saras SpA	200,384
26,316	Societa Cattolica di Assicurazioni SCRL	158,950
7,821	Societa Iniziative Autostradali e Servizi SpA	73,131
1,083	Tod’s SpA	63,277

		3,770,446

	Japan—36.7%
45,561	77 Bank Ltd. (The)	205,943
932	ABC-Mart, Inc.	56,673
8,440	Accordia Golf Co. Ltd.	85,135
15,299	ACOM Co. Ltd.(a)	70,464
2,272	Adastria Co. Ltd.	59,500
11,326	ADEKA Corp.	171,369
10,534	Advantest Corp.	150,665
1,386	AEON DELIGHT Co. Ltd.	40,953
7,827	AEON Financial Service Co. Ltd.	137,867
11,141	AEON Mall Co. Ltd.	165,390
4,641	Aica Kogyo Co. Ltd.	132,493
2,400	Aichi Steel Corp.	115,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
5,629	Aida Engineering Ltd.	$48,424
26,608	Aiful Corp.(a)	81,025
1,524	Ain Holdings, Inc.	102,823
7,236	Aisan Industry Co. Ltd.(b)	58,805
21,855	Akebono Brake Industry Co. Ltd.(a)(b)	41,595
3,297	Alpen Co. Ltd.	60,020
7,375	Alpine Electronics, Inc.	98,254
5,881	Amano Corp.	109,410
16,943	Anritsu Corp.	89,806
5,630	AOKI Holdings, Inc.	68,095
5,112	Aoyama Trading Co. Ltd.	179,991
4,112	Arcs Co. Ltd.	103,265
6,673	Asahi Diamond Industrial Co. Ltd.	49,721
5,037	Asahi Holdings, Inc.	90,497
6,392	Asatsu-DK, Inc.	177,311
9,692	ASICS Corp.	206,780
1,385	ASKUL Corp.(b)	57,003
9,006	Autobacs Seven Co. Ltd.	128,039
5,561	Avex Group Holdings, Inc.	73,557
12,588	Awa Bank Ltd. (The)	82,774
1,322	Axial Retailing, Inc.	47,491
7,462	Azbil Corp.	221,549
1,100	Bank of Nagoya Ltd. (The)	38,731
5,789	Bank of The Ryukyus Ltd.	76,133
27,271	Bic Camera, Inc.	234,860
2,000	BML, Inc.	53,043
4,631	Bunka Shutter Co. Ltd.	38,384
1,876	Calbee, Inc.	68,017
29,169	Calsonic Kansei Corp.	365,012
3,352	Canon Electronics, Inc.	52,121
5,898	Canon Marketing Japan, Inc.	101,869
3,213	Capcom Co. Ltd.(b)	83,012
3,282	Cawachi Ltd.	84,420
27,684	Central Glass Co. Ltd.	113,281
8,748	Chiba Kogyo Bank Ltd. (The)	38,793
2,457	Chiyoda Co. Ltd.	58,383
21,747	Chiyoda Corp.	189,770
2,511	Chudenko Corp.	52,163
20,929	Chugoku Bank Ltd. (The)	280,819
9,461	Chugoku Marine Paints Ltd.	68,874
6,854	CKD Corp.	85,443
9,891	CMK Corp.(a)(b)	52,145
6,357	Coca-Cola East Japan Co. Ltd.	140,104
7,368	Coca-Cola West Co. Ltd.	217,706
2,732	cocokara fine, Inc.	105,682
2,902	Colowide Co. Ltd.(b)	56,364
11,319	COMSYS Holdings Corp.	199,376
396	Cosmos Pharmaceutical Corp.	86,183
3,810	CyberAgent, Inc.	110,763
5,543	Daibiru Corp.	48,106
6,602	Daifuku Co. Ltd.	119,494
12,963	Daihen Corp.	75,125
11,142	Daiho Corp.	61,284
37,050	Daikyo, Inc.	79,329
2,811	Daikyonishikawa Corp.	36,273
15,912	Daio Paper Corp.(b)	191,092

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
2,812	Daiseki Co. Ltd.	$57,747
22,401	Daishi Bank Ltd. (The)	96,353
38,591	Daiwabo Holdings Co. Ltd.	93,278
20,914	DCM Holdings Co. Ltd.	183,098
11,358	DeNA Co. Ltd.	365,324
2,442	Descente Ltd.	33,881
5,290	Dexerials Corp.	42,487
1,023	DISCO Corp.	123,634
12,783	DMG Mori Co. Ltd.	135,633
2,152	Doshisha Co. Ltd.	44,480
2,992	Doutor Nichires Holdings Co. Ltd.	59,905
40,414	Dowa Holdings Co. Ltd.	300,360
1,827	DTS Corp.	40,474
5,704	Duskin Co. Ltd.	109,537
1,254	DyDo Drinco, Inc.	69,332
3,539	Eagle Industry Co. Ltd.	50,449
1,385	Earth Chemical Co. Ltd.	64,252
18,417	EDION Corp.(b)	163,165
1,635	EIZO Corp.	51,655
5,620	EXEDY Corp.	159,960
2,503	Ezaki Glico Co. Ltd.	142,198
4,814	F.C.C. Co. Ltd.	105,547
3,698	Familymart UNY Holdings Co. Ltd.	231,554
3,600	Fancl Corp.	54,367
39,568	FIDEA Holdings Co. Ltd.	71,165
4,249	Foster Electric Co. Ltd.	78,078
1,697	FP Corp.	91,402
7,824	Fuji Machine Manufacturing Co. Ltd.	99,619
5,095	Fuji Oil Holdings, Inc.	98,230
1,793	Fuji Seal International, Inc.	73,965
2,867	Fuji Soft, Inc.	76,173
7,023	Fujitec Co. Ltd.	80,332
5,260	Fujitsu General Ltd.	120,732
20,514	Fukuyama Transporting Co. Ltd.	116,738
5,693	Funai Electric Co. Ltd.(b)	46,428
47,471	Furukawa Co. Ltd.	75,892
4,444	Futaba Corp.	72,569
2,593	Fuyo General Lease Co. Ltd.	131,519
6,501	Geo Holdings Corp.(b)	82,465
4,730	Glory Ltd.	156,414
3,154	GMO Internet, Inc.	42,169
2,300	Godo Steel Ltd.	40,294
15,161	Gree, Inc.	84,112
49,641	GS Yuasa Corp.	214,465
4,476	G-Tekt Corp.	84,890
17,800	GungHo Online Entertainment, Inc.(b)	45,057
19,182	Gunze Ltd.	64,436
12,740	H2O Retailing Corp.	189,127
5,585	Hamamatsu Photonics K.K.	169,009
34,242	Hanwa Co. Ltd.	209,522
22,629	Hazama Ando Corp.	146,000
5,310	Heiwa Corp.	124,810
5,568	Heiwa Real Estate Co. Ltd.	79,161
4,720	Heiwado Co. Ltd.	98,276
1,922	Hikari Tsushin, Inc.	176,315
1,677	Hirose Electric Co. Ltd.	221,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
3,161	HIS Co. Ltd.	$86,271
3,817	Hisamitsu Pharmaceutical Co., Inc.	203,772
4,436	Hitachi Capital Corp.	99,117
12,454	Hitachi Chemical Co. Ltd.	291,543
6,341	Hitachi High-Technologies Corp.	264,598
6,842	Hitachi Koki Co. Ltd.	57,882
4,701	Hitachi Kokusai Electric, Inc.	93,854
8,468	Hitachi Maxell Ltd.	154,315
7,402	Hitachi Transport System Ltd.	152,569
35,704	Hitachi Zosen Corp.	179,735
953	Hogy Medical Co. Ltd.	62,756
28,153	Hokkoku Bank Ltd. (The)	94,303
20,048	Hokuetsu Kishu Paper Co. Ltd.	125,342
2,303	Hokuto Corp.	44,795
3,500	Horiba Ltd.	167,198
1,185	Hoshizaki Corp.	106,902
8,562	Hosiden Corp.	63,470
6,775	House Foods Group, Inc.	151,186
8,860	Hulic Co. Ltd.	84,397
18,385	Hyakugo Bank Ltd. (The)	67,707
14,320	Hyakujushi Bank Ltd. (The)	48,785
4,175	IBJ Leasing Co. Ltd.	87,326
3,614	Idom, Inc.(b)	18,846
9,984	Iino Kaiun Kaisha Ltd.	37,148
2,185	Inaba Denki Sangyo Co. Ltd.	79,324
3,353	Inabata & Co. Ltd.	36,470
2,351	Internet Initiative Japan, Inc.	41,523
35,684	Iseki & Co. Ltd.	88,289
11,200	Ishihara Sangyo Kaisha Ltd.(a)	85,051
5,007	Ito EN Ltd.	182,489
7,522	Itochu Enex Co. Ltd.	57,837
5,038	ITOCHU Techno-Solutions Corp.	124,314
16,060	Itoham Yonekyu Holdings, Inc.(a)	153,134
5,707	Itoki Corp.	35,192
37,634	Iwatani Corp.	224,905
31,008	Iyo Bank Ltd. (The)	190,619
3,453	Izumi Co. Ltd.	159,695
9,022	J Trust Co. Ltd.	73,749
28,145	Jaccs Co. Ltd.	110,346
2,321	JAFCO Co. Ltd.	77,194
2,093	Japan Airport Terminal Co. Ltd.(b)	80,366
9,231	Japan Aviation Electronics Industry Ltd.	132,116
13,576	Japan Exchange Group, Inc.	201,925
7,125	Japan Petroleum Exploration Co. Ltd.	156,420
12,528	Japan Securities Finance Co. Ltd.	55,675
10,700	Japan Steel Works Ltd. (The)	229,813
6,408	Japan Wool Textile Co. Ltd. (The)	46,710
3,129	Joyful Honda Co. Ltd.	86,380
4,678	Juki Corp.	34,990
25,956	Juroku Bank Ltd. (The)	78,299
54,317	JVC KENWOOD Corp.	146,796
5,302	Kagome Co. Ltd.	138,901
1,932	Kakaku.com, Inc.	32,450
1,346	Kaken Pharmaceutical Co. Ltd.	84,793
19,713	Kamigumi Co. Ltd.	168,269
2,941	Kanamoto Co. Ltd.	70,667

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
15,684	Kandenko Co. Ltd.	$154,474
95,388	Kanematsu Corp.	157,036
12,334	Kansai Paint Co. Ltd.	265,260
4,748	Kasai Kogyo Co. Ltd.	53,632
3,252	Kato Sangyo Co. Ltd.	78,387
2,400	Kato Works Co. Ltd.	60,203
29,251	Keihan Holdings Co. Ltd.	197,354
8,185	Keihin Corp.	133,113
6,700	Keisei Electric Railway Co. Ltd.	161,754
16,373	Keiyo Bank Ltd. (The)	68,867
8,355	Kenedix, Inc.	35,142
9,608	Kewpie Corp.	272,921
6,102	Kikkoman Corp.	194,235
15,307	Kinden Corp.	184,409
5,547	Kintetsu World Express, Inc.	75,484
2,638	Kissei Pharmaceutical Co. Ltd.	68,984
12,212	Kitz Corp.	70,191
6,589	Kiyo Bank Ltd. (The)	109,289
23,394	KNT-CT Holdings Co. Ltd.(a)	25,824
2,661	Kobayashi Pharmaceutical Co. Ltd.	139,020
2,443	Koei Tecmo Holdings Co. Ltd.	46,775
7,384	Kohnan Shoji Co. Ltd.	146,015
10,902	Kokuyo Co. Ltd.	144,412
5,152	Komeri Co. Ltd.	125,852
5,162	Komori Corp.	65,529
6,779	Konami Holdings Corp.	267,393
5,253	Konoike Transport Co. Ltd.	69,533
882	Kose Corp.	80,491
14,200	K’s Holdings Corp.	245,799
36,314	Kumagai Gumi Co. Ltd.	96,413
2,900	Kureha Corp.	110,939
7,368	Kuroda Electric Co. Ltd.	143,384
47,970	KYB Corp.	219,571
3,353	Kyoei Steel Ltd.	63,943
4,199	Kyokuto Kaihatsu Kogyo Co. Ltd.	49,588
4,549	KYORIN Holdings, Inc.	101,729
536	Kyoritsu Maintenance Co. Ltd.	32,185
12,786	Kyowa Exeo Corp.	192,243
3,647	Kyudenko Corp.	117,477
2,238	Life Corp.	72,623
6,008	Lintec Corp.	130,926
15,783	Lion Corp.	258,181
3,039	Mabuchi Motor Co. Ltd.	176,698
17,903	Maeda Corp.	165,937
7,143	Maeda Road Construction Co. Ltd.	132,141
11,750	Makino Milling Machine Co. Ltd.	74,692
1,176	Mandom Corp.	54,836
5,770	Maruha Nichiro Corp.	159,947
4,646	Maruichi Steel Tube Ltd.	149,657
3,662	Marusan Securities Co. Ltd.	30,422
5,941	Matsui Securities Co. Ltd.	47,546
3,771	Matsumotokiyoshi Holdings Co. Ltd.	194,139
27,585	Mebuki Financial Group, Inc.	98,176
7,769	Megmilk Snow Brand Co. Ltd.	270,216
22,841	Meidensha Corp.	76,510
1,542	Meitec Corp.	52,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
31,175	Minebea Co. Ltd.	$318,618
1,909	Ministop Co. Ltd.(b)	32,881
4,996	Miraca Holdings, Inc.	241,516
11,920	Mirait Holdings Corp.	105,719
8,827	Misawa Homes Co. Ltd.	66,443
10,304	MISUMI Group, Inc.	187,969
7,441	Mitsuba Corp.	108,763
12,556	Mitsubishi Logistics Corp.	170,146
1,018	Mitsubishi Pencil Co. Ltd.	50,956
1,522	Mitsubishi Shokuhin Co. Ltd.	49,968
50,225	Mitsubishi UFJ Lease & Finance Co. Ltd.	243,275
5,086	Mitsuboshi Belting Ltd.	43,898
1,600	Mitsui Sugar Co. Ltd.	36,039
23,387	Mitsui-Soko Holdings Co. Ltd.	70,549
19,041	Mitsumi Electric Co. Ltd.(a)(b)	115,603
3,463	Miura Co. Ltd.	59,746
940	Mochida Pharmaceutical Co. Ltd.	73,618
2,873	Modec, Inc.	48,637
19,762	Monex Group, Inc.(b)	45,322
2,600	Morinaga & Co. Ltd.	120,864
40,743	Morinaga Milk Industry Co. Ltd.	328,007
1,350	MOS Food Services, Inc.	45,349
3,624	Musashi Seimitsu Industry Co. Ltd.	88,492
3,218	Musashino Bank Ltd. (The)	88,867
8,969	Nabtesco Corp.	267,999
27,643	Nachi-Fujikoshi Corp.(b)	104,958
11,759	Nagase & Co. Ltd.	150,505
13,465	Namura Shipbuilding Co. Ltd.	82,134
33,727	Nankai Electric Railway Co. Ltd.	153,093
1,300	Nanto Bank Ltd. (The)	49,422
3,927	NEC Networks & System Integration Corp.	69,807
19,062	NET One Systems Co. Ltd.	138,405
5,121	Nexon Co. Ltd.	87,230
15,168	Nichias Corp.	134,958
10,679	Nichicon Corp.	91,562
4,061	Nichiha Corp.	100,284
10,168	Nichiigakkan Co. Ltd.(b)	84,665
2,373	Nichi-iko Pharmaceutical Co. Ltd.	42,589
13,000	Nichirei Corp.	284,408
2,456	Nifco, Inc.	141,398
4,181	Nihon Kohden Corp.	101,974
8,540	Nihon Parkerizing Co. Ltd.	117,838
5,904	Nihon Unisys Ltd.	71,971
9,506	Nikkiso Co. Ltd.	84,037
4,970	Nikkon Holdings Co. Ltd.	106,792
7,528	Nippo Corp.	145,280
54,044	Nippon Chemi-Con Corp.	94,115
31,762	Nippon Denko Co. Ltd.	58,939
2,975	Nippon Densetsu Kogyo Co. Ltd.	54,243
6,300	Nippon Flour Mills Co. Ltd.	93,165
3,660	Nippon Gas Co. Ltd.	110,930
17,810	Nippon Kayaku Co. Ltd.	205,243
128,991	Nippon Light Metal Holdings Co. Ltd.	293,371
7,976	Nippon Paint Holdings Co. Ltd.	271,724
6,572	Nippon Road Co. Ltd. (The)	26,955
5,657	Nippon Seiki Co. Ltd.	108,903

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
1,800	Nippon Shinyaku Co. Ltd.	$91,298
3,540	Nippon Shokubai Co. Ltd.	244,568
8,569	Nippon Signal Co. Ltd.	75,999
20,030	Nippon Soda Co. Ltd.	88,823
2,200	Nippon Steel & Sumikin Bussan Corp.	80,601
41,777	Nippon Suisan Kaisha Ltd.	200,765
58,225	Nippon Yakin Kogyo Co. Ltd.	85,328
16,933	Nipro Corp.	209,155
35,268	Nishimatsu Construction Co. Ltd.	164,786
24,600	Nishi-Nippon Financial Holdings, Inc.(a)	244,396
27,865	Nishi-Nippon Railroad Co. Ltd.	132,053
2,083	Nishio Rent All Co. Ltd.	62,935
7,373	Nissan Chemical Industries Ltd.	250,128
5,734	Nissan Shatai Co. Ltd.	59,203
3,406	Nissha Printing Co. Ltd.(b)	82,423
13,332	Nisshin Oillio Group Ltd. (The)(b)	60,643
19,830	Nisshinbo Holdings, Inc.	197,573
6,509	Nissin Kogyo Co. Ltd.	96,255
1,314	Nitta Corp.	34,011
16,654	Nitto Boseki Co. Ltd.	54,201
2,970	Nitto Kogyo Corp.	43,581
14,920	NOF Corp.	162,283
5,482	Nomura Research Institute Ltd.	190,150
5,107	Noritz Corp.	105,848
57,761	North Pacific Bank Ltd.	215,467
2,059	NS Solutions Corp.	39,285
2,396	NSD Co. Ltd.	38,556
7,772	NTT Urban Development Corp.	71,297
1,803	OBIC Co. Ltd.	93,680
30,219	Ogaki Kyoritsu Bank Ltd. (The)	108,125
2,920	Oiles Corp.	52,934
6,152	Okabe Co. Ltd.	52,513
4,068	Okamoto Industries, Inc.	44,054
7,552	Okamura Corp.	74,093
24,160	Okasan Securities Group, Inc.	128,519
15,100	Oki Electric Industry Co. Ltd.	197,003
5,100	Okinawa Electric Power Co., Inc. (The)	117,982
13,439	OKUMA Corp.	112,541
19,427	Okumura Corp.	112,031
22,748	Onward Holdings Co. Ltd.	152,180
1,222	Oracle Corp. Japan	66,516
31,041	Orient Corp.(a)(b)	57,896
4,861	OSG Corp.(b)	103,571
3,425	Otsuka Corp.	162,963
6,096	Pacific Industrial Co. Ltd.	74,775
20,947	Pacific Metals Co. Ltd.(a)(b)	62,989
7,726	Paltac Corp.	189,538
9,742	PanaHome Corp.	72,403
1,441	Paramount Bed Holdings Co. Ltd.	54,851
4,485	Park24 Co. Ltd.(b)	138,496
35,344	Penta-Ocean Construction Co. Ltd.	210,547
2,810	Pigeon Corp.	79,151
1,260	Pilot Corp.	56,354
99,355	Pioneer Corp.(a)	243,932
2,890	Plenus Co. Ltd.	59,486
824	Pola Orbis Holdings, Inc.	68,533

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
15,317	Press Kogyo Co. Ltd.	$74,482
27,887	Prima Meat Packers Ltd.	101,373
3,643	Raito Kogyo Co. Ltd.	43,889
5,181	Relia, Inc.	49,648
350	Relo Group, Inc.	57,787
3,300	Resorttrust, Inc.	65,978
1,415	Ricoh Leasing Co. Ltd.	40,867
2,009	Rinnai Corp.	193,090
5,491	Rohto Pharmaceutical Co. Ltd.	96,354
11,323	Round One Corp.	79,843
2,147	Royal Holdings Co. Ltd.	37,082
25,778	Ryobi Ltd.	103,765
659	Ryohin Keikaku Co. Ltd.	140,724
4,733	Ryosan Co. Ltd.	145,704
2,123	Saizeriya Co. Ltd.	55,941
5,281	SAKATA INX Corp.	69,251
1,460	Sakata Seed Corp.	42,028
1,257	San-A Co. Ltd.	68,421
7,120	San-Ai Oil Co. Ltd.	50,206
40,063	Sanden Holdings Corp.	123,904
6,295	Sangetsu Corp.	121,605
16,881	San-in Godo Bank Ltd. (The)	121,445
30,241	Sanken Electric Co. Ltd.(a)	107,053
4,170	Sanki Engineering Co. Ltd.	37,817
5,288	Sankyo Co. Ltd.	186,188
7,548	Sankyo Tateyama, Inc.(b)	118,803
37,931	Sankyu, Inc.	223,431
4,449	Sanrio Co. Ltd.(b)	83,362
5,188	Sanshin Electronics Co. Ltd.	45,914
23,984	Sanwa Holdings Corp.	239,190
1,500	Sanyo Chemical Industries Ltd.	67,874
8,418	Sanyo Denki Co. Ltd.	54,713
28,201	Sanyo Shokai Ltd.	45,353
19,297	Sanyo Special Steel Co. Ltd.	98,794
2,070	Sato Holdings Corp.	45,621
1,525	Sawai Pharmaceutical Co. Ltd.	98,537
2,967	SCREEN Holdings Co. Ltd.	203,005
1,815	SCSK Corp.	67,705
2,911	Seikagaku Corp.	46,705
28,120	Seiko Holdings Corp.(b)	92,052
5,104	Seiren Co. Ltd.	59,741
16,580	Senko Co. Ltd.	114,546
42,870	Senshu Ikeda Holdings, Inc.	195,003
29,158	Seven Bank Ltd.	89,623
26,346	Shiga Bank Ltd. (The)	136,638
3,212	Shima Seiki Manufacturing Ltd.	90,505
7,116	Shimachu Co. Ltd.	190,961
12,160	Shimadzu Corp.	176,930
2,032	Shimamura Co. Ltd.	260,079
14,712	Shindengen Electric Manufacturing Co. Ltd.	63,700
12,143	Shinko Electric Industries Co. Ltd.	78,230
12,050	Shinmaywa Industries Ltd.	93,226
4,213	Ship Healthcare Holdings, Inc.	123,281
1,391	SHO-BOND Holdings Co. Ltd.	67,111
6,100	Shochiku Co. Ltd.	68,323
11,105	Showa Corp.	72,388

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
2,440	Siix Corp.	$97,521
12,648	SKY Perfect JSAT Holdings, Inc.	62,707
9,460	Skylark Co. Ltd.	132,963
5,780	Sodick Co. Ltd.	43,397
2,719	Sohgo Security Services Co. Ltd.	123,938
27,108	Sotetsu Holdings, Inc.	132,335
3,525	Square Enix Holdings Co. Ltd.	116,734
3,596	Star Micronics Co. Ltd.	51,193
2,446	Starts Corp., Inc.	45,412
2,135	Sugi Holdings Co. Ltd.	114,384
19,108	Sumco Corp.	200,381
24,070	Sumitomo Bakelite Co. Ltd.	130,789
14,933	Sumitomo Dainippon Pharma Co. Ltd.	258,771
130,718	Sumitomo Mitsui Construction Co. Ltd.	124,393
46,357	Sumitomo Osaka Cement Co. Ltd.	191,895
5,879	Sumitomo Riko Co. Ltd.	56,393
1,600	Sumitomo Seika Chemicals Co. Ltd.	59,837
16,168	Sumitomo Warehouse Co. Ltd. (The)	86,467
1,657	Sundrug Co. Ltd.	130,403
9,898	Suruga Bank Ltd.	241,598
77,605	SWCC Showa Holdings Co. Ltd.(a)(b)	54,649
2,371	Sysmex Corp.	164,482
6,054	Tachi-S Co. Ltd.	100,473
12,030	Tadano Ltd.	135,085
5,163	Taihei Dengyo Kaisha Ltd.	53,455
3,548	Taikisha Ltd.	89,641
1,069	Taiyo Holdings Co. Ltd.	40,131
14,602	Taiyo Nippon Sanso Corp.	153,544
14,976	Taiyo Yuden Co. Ltd.	159,900
14,963	Takara Holdings, Inc.	141,820
2,300	Takara Standard Co. Ltd.	42,702
7,065	Takasago Thermal Engineering Co. Ltd.	99,637
22,569	Takata Corp.(a)(b)	77,746
7,125	Takuma Co. Ltd.	65,429
2,542	Tamron Co. Ltd.	44,509
16,251	Tamura Corp.	66,807
1,420	Technopro Holdings, Inc.	48,714
18,411	Tekken Corp.(b)	59,919
7,094	Temp Holdings Co. Ltd.	120,298
7,211	T-Gaia Corp.	110,891
10,184	THK Co. Ltd.	215,145
9,305	TIS, Inc.	210,654
2,700	Toa Corp.	56,808
12,597	Toagosei Co. Ltd.	140,373
35,336	Toda Corp.	191,669
6,663	Toei Co. Ltd.	53,515
6,102	Toenec Corp.	29,208
14,240	Toho Bank Ltd. (The)	54,068
5,990	Toho Co. Ltd.	179,840
28,987	Toho Zinc Co. Ltd.	100,959
38,763	Tokai Carbon Co. Ltd.	118,039
12,918	Tokai Holdings Corp.(b)	82,854
6,906	Tokai Rika Co. Ltd.	129,268
24,637	Tokai Tokyo Financial Holdings, Inc.	125,195
738	Token Corp.	53,304
162,694	Tokuyama Corp.(a)(b)	696,696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
3,447	Tokyo Broadcasting System Holdings, Inc.	$54,222
3,399	Tokyo Century Corp.	119,839
8,300	Tokyo Dome Corp.	78,905
3,702	Tokyo Ohka Kogyo Co. Ltd.	131,403
3,095	Tokyo Seimitsu Co. Ltd.	84,440
7,956	Tokyo Steel Manufacturing Co. Ltd.	55,041
17,443	Tokyo Tatemono Co. Ltd.	221,762
2,234	Tokyo Ty Financial Group, Inc.	71,536
9,059	Tokyu Construction Co. Ltd.	91,637
8,503	Tomy Co. Ltd.	91,839
6,916	Topcon Corp.	103,393
5,252	Toppan Forms Co. Ltd.	52,228
3,709	Topre Corp.	85,697
1,600	Topy Industries Ltd.	37,120
16,064	Toshiba Machine Co. Ltd.	58,089
4,029	Toshiba Plant Systems & Services Corp.	64,987
34,348	Toshiba TEC Corp.(a)	152,970
1,966	Totetsu Kogyo Co. Ltd.	55,771
860	Towa Pharmaceutical Co. Ltd.(b)	32,081
11,981	Toyo Construction Co. Ltd.	49,937
28,449	Toyo Engineering Corp.	97,461
21,897	Toyo Ink SC Holdings Co. Ltd.	101,895
14,850	Toyo Kohan Co. Ltd.	44,514
12,155	Toyo Tire & Rubber Co. Ltd.	187,267
135,248	Toyobo Co. Ltd.	221,370
10,438	Toyota Boshoku Corp.	262,428
3,112	TPR Co. Ltd.	89,879
2,440	transcosmos, Inc.	61,763
5,577	Trend Micro, Inc.	196,364
1,604	Trusco Nakayama Corp.	82,883
7,801	TS Tech Co. Ltd.	208,972
14,323	TSI Holdings Co. Ltd.	80,553
22,623	Tsubakimoto Chain Co.	179,331
6,165	Tsumura & Co.	175,179
1,829	Tsuruha Holdings, Inc.	210,948
2,464	TV Asahi Corp.	46,262
2,402	TV TOKYO Holdings Corp.	54,950
55,868	UACJ Corp.	182,355
2,381	UKC Holdings Corp.	39,832
3,214	Ulvac, Inc.	101,541
8,348	Unipres Corp.	160,549
1,566	United Arrows Ltd.	42,710
187,263	Unitika Ltd.(a)	126,523
9,876	Ushio, Inc.	119,074
8,847	USS Co. Ltd.	149,688
6,839	Valor Co. Ltd.	193,875
7,730	VT Holdings Co. Ltd.	41,561
12,856	Wacoal Holdings Corp.	148,275
11,695	Wacom Co. Ltd.(b)	35,279
6,976	Wakita & Co. Ltd.	59,547
2,579	Warabeya Nichiyo Holdings Co. Ltd.	62,190
1,348	Welcia Holdings Co. Ltd.	91,975
3,806	XEBIO Holdings Co. Ltd.	59,072
52,152	Yahoo! Japan Corp.	200,002
3,542	Yakult Honsha Co. Ltd.	165,160
10,154	Yamanashi Chuo Bank Ltd. (The)	49,666

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
5,138	Yamato Kogyo Co. Ltd.	$144,579
5,188	Yamazen Corp.	41,372
1,784	Yaoko Co. Ltd.	74,952
19,032	Yaskawa Electric Corp.(b)	303,722
1,930	Yodogawa Steel Works Ltd.	52,656
3,909	Yokogawa Bridge Holdings Corp.	42,964
21,556	Yokogawa Electric Corp.	302,976
4,374	Yokohama Reito Co. Ltd.	44,246
3,381	Yorozu Corp.	53,119
6,943	Yoshinoya Holdings Co. Ltd.(b)	104,523
2,111	Yuasa Trading Co. Ltd.	50,603
6,086	Yurtec Corp.	44,595
1,830	Zenkoku Hosho Co. Ltd.	78,713
10,174	Zensho Holdings Co. Ltd.	189,955
25,048	Zeon Corp.	229,063
4,007	ZERIA Pharmaceutical Co. Ltd.	67,187

		59,791,641

	Jersey Island—0.1%
69,618	Centamin PLC	134,125

	Jordan—0.1%
3,772	Hikma Pharmaceuticals PLC	80,776

	Luxembourg—0.2%
6,059	APERAM SA	274,941
154	Eurofins Scientific SE	69,872
22,517	L’Occitane International SA	46,516

		391,329

	Macau—0.3%
107,823	MGM China Holdings Ltd.	178,526
182,259	Wynn Macau Ltd.	279,681

		458,207

	Mexico—0.1%
10,593	Fresnillo PLC	212,101

	Netherlands—1.1%
6,015	Aalberts Industries NV	189,732
11,639	Arcadis NV	153,104
3,137	ASM International NV	133,631
8,354	BinckBank NV	49,506
2,294	Brunel International NV	37,381
5,994	Corbion NV	138,114
3,594	Eurocommercial Properties NV CVA	152,783
2,484	Euronext NV(c)	99,266
1,691	GrandVision NV(c)	38,677
2,278	Imcd Group NV	98,400
4,191	Koninklijke Vopak NV	211,355
11,666	NSI NV REIT	45,654
6,488	OCI NV(a)(b)	89,969
3,481	Refresco Group NV(c)	50,751
3,122	TKH Group NV CVA	120,056
7,617	TomTom NV(a)	61,504
1,598	Vastned Retail NV REIT	61,328
3,110	Wereldhave NV REIT	139,078

		1,870,289

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	New Zealand—0.8%
46,091	Air New Zealand Ltd.	$63,639
32,013	Auckland International Airport Ltd.	150,925
34,123	Chorus Ltd.	89,224
13,712	Fisher & Paykel Healthcare Corp. Ltd.	86,913
34,882	Genesis Energy Ltd.	48,911
48,072	Kiwi Property Group Ltd.	50,382
41,670	Mercury NZ Ltd.	90,923
93,803	Meridian Energy Ltd.	172,464
11,903	Ryman Healthcare Ltd.	75,617
56,139	Sky Network Television Ltd.	185,548
49,797	SKYCITY Entertainment Group Ltd.	138,937
18,975	Trade Me Ltd.	65,973
25,269	Z Energy Ltd.	141,365

		1,360,821

	Norway—0.8%
62,499	AKER Solutions ASA(a)(c)	288,051
9,804	Austevoll Seafood ASA	88,518
59,793	DNO ASA(a)(b)	51,304
4,157	Entra ASA(c)	44,585
1,203	Leroy Seafood Group ASA	63,697
7,782	Nordic Semiconductor ASA(a)	31,123
84,807	Petroleum Geo-Services ASA(a)(b)	228,476
3,139	Salmar ASA	102,028
2,632	Schibsted ASA, Class A	63,189
3,132	Schibsted ASA, Class B	70,600
8,084	Tomra Systems ASA	87,929
5,087	Veidekke ASA	76,137
5,110	XXL ASA(c)	64,096

		1,259,733

	Portugal—0.4%
62,188	Banco BPI SA(a)	77,033
15,233	CTT-Correios de Portugal SA	100,675
24,846	Mota-Engil SGPS SA	48,480
38,467	Navigator Co. SA (The)	112,587
13,258	NOS SGPS SA	87,956
20,391	REN—Redes Energeticas Nacionais SGPS SA	59,503
3,477	Semapa-Sociedade de Investimento e Gestao SGPS SA	44,671
177,877	Sonae SGPS SA	141,367

		672,272

	Russia—0.2%
95,673	Evraz PLC(a)	239,572
13,276	Polymetal International PLC	144,419

		383,991

	Singapore—1.6%
97,342	Ascendas Hospitality Trust REIT	51,752
49,435	Ascott Residence Trust REIT	40,311
10,550	BW LPG Ltd.(c)	34,086
67,132	Cache Logistics Trust REIT	40,031
161,649	CapitaLand Commercial Trust Ltd. REIT	182,913
36,450	CDL Hospitality Trusts REIT	35,091
385,298	COSCO Corp. Singapore Ltd.(a)	70,588
177,346	Ezion Holdings Ltd.(a)	38,224
1,165,297	Ezra Holdings Ltd.(a)	36,000

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore (continued)
27,049	First Resources Ltd.	$35,368
34,269	Frasers Centrepoint Trust REIT	51,210
141,271	Keppel REIT	110,630
30,797	M1 Ltd.	45,137
90,981	Mapletree Commercial Trust REIT	100,008
127,920	Mapletree Greater China Commercial Trust REIT(c)	95,579
83,352	Mapletree Industrial Trust REIT	103,000
126,271	Mapletree Logistics Trust REIT	93,894
47,985	SATS Ltd.	166,856
141,384	Sembcorp Marine Ltd.	131,541
32,799	Singapore Exchange Ltd.	167,070
97,418	Singapore Post Ltd.	111,983
50,529	StarHub Ltd.	122,701
185,833	Suntec Real Estate Investment Trust REIT	224,297
23,180	United Engineers Ltd.	43,133
46,012	UOL Group Ltd.	187,433
19,953	Venture Corp. Ltd.	136,183
31,362	Wing Tai Holdings Ltd.	38,191
57,978	Yanlord Land Group Ltd.	57,691

		2,550,901

	South Africa—0.1%
46,754	Petra Diamonds Ltd.	86,708

	South Korea—6.5%
424	Amorepacific Corp.	133,027
135	Amorepacific Corp. (Preference Shares)	23,596
797	AMOREPACIFIC Group	103,086
34,178	Asiana Airlines, Inc.(a)	137,996
403	BGF Retail Co. Ltd.	61,282
518	Celltrion, Inc.(a)	48,077
4,311	Cheil Worldwide, Inc.	63,860
1,196	CJ E&M Corp.	73,061
3,545	CJ Hellovision Co. Ltd.	25,342
438	CJ Korea Express Co. Ltd.(a)	76,939
454	CJ O Shopping Co. Ltd.	64,316
1,889	Coway Co. Ltd.	147,917
2,247	Daesang Corp.	52,923
25,339	Daewoo Engineering & Construction Co. Ltd.(a)	140,176
49,457	Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	193,635
6,982	Daishin Securities Co. Ltd.	64,374
4,654	Daishin Securities Co. Ltd. (Preference Shares)	31,725
2,127	Daou Technology, Inc.	38,478
22,127	DGB Financial Group, Inc.	185,641
10,518	Dongkuk Steel Mill Co. Ltd.(a)	75,191
555	Fila Korea Ltd.	42,295
1,327	Green Cross Holdings Corp.	25,746
273	GS Home Shopping, Inc.	41,943
1,088	GS Retail Co. Ltd.	46,401
1,009	Halla Holdings Corp.	59,874
555	Hanil Cement Co. Ltd.	36,086
21,988	Hanjin Heavy Industries & Construction Co. Ltd.(a)	74,943

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
2,809	Hanjin Kal Corp.	$41,487
1,767	Hanjin Transportation Co. Ltd.	45,478
11,050	Hanon Systems	103,330
10,250	Hanwha Chemical Corp.	242,309
9,144	Hanwha General Insurance Co. Ltd.	60,654
22,151	Hanwha Life Insurance Co. Ltd.	120,991
3,820	Hanwha Techwin Co. Ltd.	212,992
2,704	Hite Jinro Co. Ltd.	51,989
1,554	Hotel Shilla Co. Ltd.	77,819
2,478	Huchems Fine Chemical Corp.	51,217
2,753	Hyundai Corp.	50,525
1,351	Hyundai Department Store Co. Ltd.	138,731
5,228	Hyundai Development Co.-Engineering & Construction	221,593
3,004	Hyundai Greenfood Co. Ltd.	43,974
444	Hyundai Home Shopping Network Corp.	44,041
1,704	Hyundai Mipo Dockyard Co. Ltd.(a)	104,690
4,750	Hyundai Rotem Co. Ltd.(a)	77,627
2,116	Hyundai Wia Corp.	145,536
3,454	iMarketKorea, Inc.	38,638
4,525	Interpark Holdings Corp.	19,753
12,566	JB Financial Group Co. Ltd.	65,232
908	Kakao Corp.	60,626
4,909	Kangwon Land, Inc.	162,811
599	KCC Corp.	211,750
826	KEPCO Plant Service & Engineering Co. Ltd.	39,631
725	Kiwoom Securities Co. Ltd.	42,135
850	Kolon Corp.	37,811
3,460	Kolon Industries, Inc.	224,972
1,097	Korea Aerospace Industries Ltd.	62,124
3,954	Korea Investment Holdings Co. Ltd.	142,023
205	Korea Petrochemical Industries Co. Ltd.	36,638
8,049	Korean Reinsurance Co.	83,005
6,991	Kumho Industrial Co. Ltd.(a)	58,531
3,560	Kumho Petrochemical Co. Ltd.	218,096
15,438	Kumho Tire Co., Inc.(a)	138,291
2,815	LF Corp.	53,385
723	LG Hausys Ltd.	59,837
191	LG Household & Health Care Ltd.	136,876
48	LG Household & Health Care Ltd. (Preference Shares)	19,968
2,112	LG Innotek Co. Ltd.	143,969
7,663	LG International Corp.	186,510
49	Lotte Chilsung Beverage Co. Ltd.	65,947
323	Lotte Confectionery Co. Ltd.	54,198
2,207	Lotte Fine Chemical Co. Ltd.	55,934
1,264	Lotte Himart Co. Ltd.	48,770
5,914	LS Corp.	283,748
2,232	LS Industrial Systems Co. Ltd.	76,367
4,705	Meritz Financial Group, Inc.	46,258
6,594	Meritz Fire & Marine Insurance Co. Ltd.	91,915
16,524	Meritz Securities Co. Ltd.	49,171
23,614	Mirae Asset Daewoo Co. Ltd.	159,937
13,772	Mirae Asset Life Insurance Co. Ltd.	56,328
4,821	Mirae Asset Securities Co. Ltd.	95,430
395	Naver Corp.	295,840

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
459	NCSOFT Corp.	$106,100
3,279	Nexen Tire Corp.	37,683
13,882	NH Investment & Securities Co. Ltd.	122,533
1,409	NHN Entertainment Corp.(a)	61,815
213	Nongshim Co. Ltd.	53,611
131	Orion Corp.	81,857
22,080	Pan Ocean Co. Ltd.(a)	69,564
3,132	Paradise Co. Ltd.	35,583
3,702	Partron Co. Ltd.	28,956
4,250	Poongsan Corp.	129,255
12,403	POSCO Daewoo Corp.	270,443
739	S-1 Corp.	59,740
1,166	Samsung C&T Corp.	164,570
4,825	Samsung Card Co. Ltd.	203,247
21,461	Samsung Engineering Co. Ltd.(a)	177,615
887	Samsung SDS Co. Ltd.	119,765
5,489	Samsung Securities Co., Ltd.	165,737
556	Samyang Corp.	60,738
2,289	Seah Besteel Corp.	46,410
1,112	Sebang Global Battery Co. Ltd.	36,054
3,493	Seoul Semiconductor Co. Ltd.	41,821
773	Shinsegae, Inc.	125,653
3,090	SK Chemicals Co. Ltd.	161,487
612	SK Gas Co. Ltd.	51,399
569	SK Holdings Co. Ltd.	111,140
3,166	SKC Co. Ltd.	74,844
4,013	Ssangyong Cement Industrial Co. Ltd.(a)	56,289
5,757	Ssangyong Motor Co.(a)	36,929
11,650	Sungwoo Hitech Co. Ltd.	78,193
5,095	Tongyang Life Insurance Co. Ltd.	53,432
25,466	Tongyang, Inc.	71,552
47	Young Poong Corp.	40,870
1,392	Youngone Corp.	39,111
12,717	Yuanta Securities Korea Co. Ltd.(a)	34,897
227	Yuhan Corp.	41,660

		10,575,921

	Spain—2.0%
19,268	Acerinox SA	236,984
3,124	Almirall SA	44,896
11,122	Applus Services SA	106,704
5,147	Bolsas y Mercados Espanoles	155,554
3,310	Cellnex Telecom SA(c)	54,281
1,741	Cia de Distribucion Integral Logista Holdings SA	38,609
3,697	CIE Automotive SA	76,149
266	Construcciones y Auxiliar de Ferrocarriles SA	100,103
8,295	Ebro Foods SA	178,768
16,753	EDP Renovaveis SA	126,422
15,193	Ence Energia y Celulosa SA	33,143
4,547	Euskaltel SA(a)(c)	45,757
14,599	Faes Farma SA	53,531
12,234	Gamesa Corp. Tecnologica SA	282,635
4,572	Grupo Catalana Occidente SA	143,890
17,892	Indra Sistemas SA(a)	221,335
12,493	Inmobiliaria Colonial SA	88,099
80,554	Liberbank SA(a)	79,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Spain (continued)
10,610	Mediaset Espana Comunicacion SA	$118,342
7,162	Melia Hotels International SA	88,441
8,520	MERLIN Properties SOCIMI SA REIT	95,638
20,229	NH Hotel Group SA(a)	89,255
14,279	Promotora de Informaciones SA, Class A(a)	98,925
22,138	Prosegur Compania de Seguridad SA	160,652
111,347	Sacyr SA(a)	254,248
4,524	Tecnicas Reunidas SA	169,431
2,220	Viscofan SA	104,485
5,920	Zardoya Otis SA	49,904

		3,296,095

	Sweden—2.4%
1,295	AAK AB	85,625
2,643	AF AB, Class B	48,486
999	Avanza Bank Holding AB	37,816
8,346	Axfood AB	130,627
5,295	Betsson AB, Class B	51,180
4,956	Bilia AB, Class A	118,386
8,927	BillerudKorsnas AB	146,846
14,917	Castellum AB	202,388
8,138	Com Hem Holding AB	73,428
20,507	Elekta AB, Class B	178,099
7,475	Fabege AB	126,441
2,949	Fastighets AB Balder, Class B(a)	67,077
203	Fastighets AB Balder (Preference Shares)	7,700
5,577	Haldex AB	72,019
5,661	Hemfosa Fastigheter AB	53,338
632	Hemfosa Fastigheter AB (Preference Shares)	11,244
7,791	Hexpol AB, Class B	64,123
6,501	Holmen AB, Class B	222,813
5,397	Hufvudstaden AB, Class A	83,634
4,858	ICA Gruppen AB	151,047
4,101	Indutrade AB	76,324
1,747	Intrum Justitia AB	53,931
1,135	Investment AB Latour, Class B	41,945
4,694	JM AB	135,333
23,985	Klovern AB, Class B	25,324
854	Klovern AB (Preference Shares)	29,194
13,542	Kungsleden AB	85,562
2,199	L E Lundbergforetagen AB, Class B	142,594
6,275	Lindab International AB	53,836
3,816	Loomis AB, Class B	108,708
6,693	Lundin Petroleum AB(a)	120,558
5,328	Modern Times Group AB, Class B	143,631
8,591	Nibe Industrier AB, Class B	63,993
4,196	Nobia AB	36,604
2,093	Pandox AB, Class B	33,223
20,329	Peab AB, Class B	172,723
32,486	Ratos AB, Class B	133,667
137	Ratos AB (Preference Shares)	28,443
3,222	Saab AB, Class B	114,287
32,329	SAS AB(a)(b)	54,828
1,520	SAS AB (Preference Shares)	93,173
2,395	Sweco AB, Class B	48,078
2,788	Thule Group AB (The)(c)	43,111
8,365	Wallenstam AB, Class B	64,489

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Sweden (continued)
3,990	Wihlborgs Fastigheter AB	$77,399

		3,913,275

	Switzerland—2.9%
4,936	AFG Arbonia-Forster Holding AG(a)	74,122
661	Allreal Holding AG	97,322
2,459	Ascom Holding AG	42,148
488	Autoneum Holding AG	129,291
208	Banque Cantonale Vaudoise	130,723
110	Barry Callebaut AG	137,041
21	Belimo Holding AG	64,238
571	Bucher Industries AG	126,972
186	Burckhardt Compression Holding AG	53,981
1,869	Cembra Money Bank AG	142,977
311	Daetwyler Holding AG-BR	42,582
2,758	DKSH Holding AG	191,323
126	dormakaba Holding AG	87,597
6,085	EFG International AG	32,797
148	Emmi AG	87,402
238	EMS-CHEMIE HOLDING AG	119,554
758	Flughafen Zuerich AG	139,505
68	Forbo Holding AG	86,779
149	Galenica AG	149,467
15,512	GAM Holding AG	150,430
2,364	Implenia AG	158,373
2,915	Kudelski SA-BR	50,259
7,082	Logitech International SA	171,518
10,374	Meyer Burger Technology AG(a)(b)	33,989
528	Mobimo Holding AG	127,128
14,987	OC Oerlikon Corp. AG	141,095
1,071	Panalpina Welttransport Holding AG	139,168
496	Partners Group Holding AG	251,285
2,345	PSP Swiss Property AG	209,862
401	Rieter Holding AG	76,315
66,899	Schmolz + Bickenbach AG(a)	43,972
67	Schweiter Technologies AG	72,224
1,064	SFS Group AG	80,212
1,804	Sonova Holding AG	242,078
92	St. Galler Kantonalbank AG	34,538
195	Straumann Holding AG	73,256
1,350	Sulzer AG	133,103
2,872	Sunrise Communications Group AG(c)	196,326
287	Tecan Group AG	47,306
1,454	Valiant Holding AG	137,990
486	Valora Holding AG	141,416
953	Vontobel Holding AG	46,691
2,467	Wizz Air Holdings PLC(a)(c)	45,511
986	Zehnder Group AG(a)	41,029

		4,780,895

	United Kingdom—8.3%
42,168	AA PLC	131,848
16,932	Acacia Mining PLC	107,186
37,927	Ashmore Group PLC	162,577
56,296	Assura PLC REIT	40,414
4,322	Aveva Group PLC	97,092
73,852	BBA Aviation PLC	233,169

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
41,930	Beazley PLC	$186,340
5,693	Bellway PLC	164,451
12,675	Berendsen PLC	149,488
6,721	Big Yellow Group PLC REIT	56,783
15,828	Bodycote PLC	114,497
8,813	Bovis Homes Group PLC	81,505
15,446	Brewin Dolphin Holdings PLC	49,031
15,176	Britvic PLC	102,832
9,634	BTG PLC(a)	77,395
56,526	Cairn Energy PLC(a)	140,372
30,390	Capital & Counties Properties PLC	106,968
10,678	Card Factory PLC	33,074
9,465	Cineworld Group PLC	62,459
12,011	Close Brothers Group PLC	194,594
4,267	Computacenter PLC	37,848
11,363	Countrywide PLC	24,999
10,834	Crest Nicholson Holdings PLC	53,822
20,572	Daily Mail & General Trust PLC NV, Class A	188,373
14,655	Dairy Crest Group PLC	109,143
7,400	De La Rue PLC	51,814
193,027	Debenhams PLC	126,553
2,562	Dechra Pharmaceuticals PLC	42,071
5,128	Derwent London PLC REIT	151,448
2,254	Dialog Semiconductor PLC(a)	88,332
1,121	Dignity PLC	36,310
5,592	Diploma PLC	64,006
9,372	Domino’s Pizza Group PLC	38,915
3,853	Dunelm Group PLC	35,587
38,082	Electrocomponents PLC	173,238
33,848	Elementis PLC	98,436
29,312	Enterprise Inns PLC(a)	33,014
10,983	Essentra PLC	68,387
13,090	esure Group PLC	43,454
34,729	Fenner PLC	92,857
1,211	Fidessa Group PLC	36,357
171,877	FirstGroup PLC(a)	229,990
7,035	Galliford Try PLC	105,302
69,835	Genel Energy PLC(a)	69,488
2,518	Genus PLC	57,672
4,120	Go-Ahead Group PLC	104,324
16,994	Grafton Group PLC	103,180
24,944	Grainger PLC	67,304
16,820	Great Portland Estates PLC REIT	121,981
5,978	Greggs PLC	69,738
24,814	Halfords Group PLC	102,762
11,704	Halma PLC	149,753
54,357	Hansteen Holdings PLC REIT	71,342
4,067	Hargreaves Lansdown PLC	57,599
63,120	Henderson Group PLC	178,555
9,511	HomeServe PLC	70,775
17,108	Howden Joinery Group PLC	78,306
30,028	Hunting PLC	184,589
20,594	IG Group Holdings PLC	207,557
65,397	Indivior PLC	251,027
29,480	International Personal Finance PLC	105,997
11,257	Interserve PLC	46,522

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
6,393	J D Wetherspoon PLC	$67,905
25,095	Jupiter Fund Management PLC	132,266
84,885	KAZ Minerals PLC(a)	296,399
41,504	KCOM Group PLC	59,667
4,816	Keller Group PLC	40,012
5,720	Kennedy Wilson Europe Real Estate PLC	70,883
8,253	Kier Group PLC	136,934
127,457	Ladbrokes Coral Group PLC	207,898
20,716	Laird PLC	36,674
34,053	LondonMetric Property PLC REIT	61,989
66,981	Lonmin PLC(a)	155,376
25,941	Lookers PLC	32,701
67,488	Marston’s PLC	110,164
21,827	Merlin Entertainments PLC(c)	122,797
5,233	Micro Focus International PLC	136,788
28,424	Mitchells & Butlers PLC	96,578
44,327	Mitie Group PLC	113,974
19,213	Moneysupermarket.com Group PLC	61,434
21,312	Morgan Advanced Materials PLC	70,904
16,238	N Brown Group PLC	37,806
32,526	National Express Group PLC	146,057
9,934	Northgate PLC	51,030
11,757	Ocado Group PLC(a)	39,474
72,958	Ophir Energy PLC(a)	61,684
4,071	Oxford Instruments PLC	33,599
20,025	Pagegroup PLC	88,773
27,995	Paragon Group of Cos. PLC (The)	113,304
19,025	Pets at Home Group PLC	49,568
9,929	Playtech PLC	112,495
8,060	Polypipe Group PLC	24,798
135,861	Premier Oil PLC(a)	109,476
24,271	PZ Cussons PLC	99,239
38,873	QinetiQ Group PLC	109,253
68,290	Redefine International PLC REIT	34,392
8,398	Redrow PLC	38,900
27,063	Regus PLC	82,240
1,848	Renishaw PLC	58,278
96,173	Rentokil Initial PLC	268,064
11,406	Restaurant Group PLC (The)	52,291
936	Rightmove PLC	42,682
57,233	Rotork PLC	142,547
12,935	RPC Group PLC	149,711
11,478	Safestore Holdings PLC REIT	50,210
8,786	Savills PLC	74,444
6,003	Schroders PLC	206,606
32,969	Senior PLC	70,159
196,455	Serco Group PLC(a)	329,077
13,154	Shaftesbury PLC REIT	147,268
71,146	SIG PLC	95,983
22,390	Soco International PLC	37,792
8,560	Spectris PLC	214,139
4,503	Spirax-Sarco Engineering PLC	242,559
18,315	Spire Healthcare Group PLC(c)	83,182
21,022	Sports Direct International PLC(a)	71,017
25,055	SSP Group PLC	103,913
13,124	St. Modwen Properties PLC	43,711

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
49,305	Stagecoach Group PLC	$119,069
12,112	SVG Capital PLC(a)	103,882
18,430	Synthomer PLC	80,419
50,192	TalkTalk Telecom Group PLC	124,765
4,332	Telecom Plus PLC	62,621
21,805	Tritax Big Box REIT PLC REIT	36,152
20,595	Tullett Prebon PLC	89,263
26,136	UBM PLC	229,269
4,079	Ultra Electronics Holdings PLC	92,529
8,909	Unite Group PLC (The)	60,204
11,194	Vesuvius PLC	49,815
5,216	Victrex PLC	111,507
15,900	Virgin Money Holdings UK PLC	63,866
4,990	WH Smith PLC	89,739
6,516	Workspace Group PLC REIT	50,079
8,488	WS Atkins PLC	156,689

		13,567,734

	United States—0.5%
21,474	Alacer Gold Corp.(a)	43,421
38,652	Nexteer Automotive Group Ltd.	50,939
1,529,947	REC Silicon ASA(a)(b)	191,905
56,021	Samsonite International SA	176,265
44,630	Sims Metal Management Ltd.	340,291
3,683	Tahoe Resources, Inc.	44,188

		847,009

	Total Common Stocks and Other Equity Interests (Cost $148,315,801)	162,511,233

	Rights—0.0%
	Austria—0.0%
24,553	IMMOFINANZ AG, expiring 12/31/49(a) (Cost $0)	0

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $148,315,801)—99.8%	162,511,233

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.4%
3,949,685	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(d)(e) (Cost $3,949,685)	3,949,685

	Total Investments (Cost $152,265,486)—102.2%	166,460,918
	Other assets less liabilities—(2.2)%	(3,606,630)

	Net Assets—100.0%	$162,854,288

Investment Abbreviations:

BR—Bearer Shares

CVA—Dutch Certificates

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2016.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $1,698,012, which represented 1.04% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Schedule of Investments

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Brazil—30.2%
91,200	AES Tiete Energia SA	$476,475
688,050	Ambev SA	4,092,418
295,322	Banco Bradesco SA	2,959,890
1,245,676	Banco Bradesco SA (Preference Shares)	13,157,732
716,958	Banco do Brasil SA	6,633,195
193,300	Banco Santander Brasil SA	1,605,821
53,700	BB Seguridade Participacoes SA	545,167
434,685	BM&FBOVESPA SA	2,581,322
187,170	BR Malls Participacoes SA(a)	755,574
73,409	Braskem SA (Preference Shares), Class A	655,518
146,800	BRF SA	2,476,150
203,800	CCR SA	1,116,898
153,710	Centrais Eletricas Brasileiras SA(a)	1,150,695
126,700	Centrais Eletricas Brasileiras SA (Preference Shares), Class B(a)	1,094,570
108,579	Cia Brasileira de Distribuicao (Preference Shares), Class A	2,092,114
139,392	Cia de Saneamento Basico do Estado de Sao Paulo	1,483,807
423,282	Cia Siderurgica Nacional SA(a)	1,435,965
107,152	Cielo SA	1,096,617
72,980	Companhia Energetica de Minas Gerais—CEMIG	223,607
649,723	Companhia Energetica de Minas Gerais (Preference Shares)—CEMIG	2,000,979
16,200	Copel—Companhia Paranaense de Energia	121,020
81,408	Copel—Companhia Paranaense de Energia (Preference Shares), Class B	939,862
48,900	Cosan SA Industria e Comercio	662,946
149,568	CPFL Energia SA	1,144,254
147,500	Cyrela Brazil Realty SA Empreendimentos e Participacoes	500,853
127,841	EDP—Energias do Brasil SA	619,852
125,567	Embraer SA	680,220
63,154	Engie Brasil Energia SA	808,912
37,900	Equatorial Energia SA	681,658
50,855	Fibria Celulose SA	410,265
911,717	Gerdau SA (Preference Shares)	3,173,594
1,532,317	Itau Unibanco Holding SA (Preference Shares)	18,586,153
883,818	Itausa—Investimentos Itau SA (Preference Shares)	2,635,388
290,082	JBS SA	889,712
67,100	Klabin SA	348,657
195,200	Kroton Educacional SA	980,362
24,910	Lojas Americanas SA	123,218
79,520	Lojas Americanas SA (Preference Shares)	519,944
96,600	Lojas Renner SA	823,855
64,400	Natura Cosmeticos SA	623,688
5,529,162	Petroleo Brasileiro SA(a)	32,554,789
6,581,147	Petroleo Brasileiro SA (Preference Shares)(a)	36,773,849
52,700	Porto Seguro SA	503,886
99,300	Sul America SA	604,423
137,843	Telefonica Brasil SA (Preference Shares)	2,010,705
407,266	Tim Participacoes SA	1,139,781
98,896	Ultrapar Participacoes SA	2,259,471

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Brazil (continued)
1,788,423	Vale SA	$12,473,231
2,747,527	Vale SA (Preference Shares)	17,904,033

		189,133,095

	Chile—0.8%
4,977,914	Banco de Chile	592,409
14,800,274	Banco Santander Chile	828,001
148,004	Cencosud SA	482,420
551,615	Empresa Nacional de Electricidad SA	380,462
551,619	Endesa Americas SA	256,635
5,027,576	Enersis Americas SA	851,422
5,027,645	Enersis Chile SA	503,288
54,646	LATAM Airlines Group SA(a)	523,324
58,560	S.A.C.I. Falabella	459,753

		4,877,714

	China—21.3%
8,167,959	Agricultural Bank of China Ltd., H-Shares	3,444,196
255,526	Anhui Conch Cement Co. Ltd., H-Shares	708,435
24,192,222	Bank of China Ltd., H-Shares	10,856,294
2,550,626	Bank of Communications Co. Ltd., H-Shares	1,943,842
103,911	Beijing Enterprises Holdings Ltd.	519,900
1,266,658	Belle International Holdings Ltd.	767,686
1,863,099	China Cinda Asset Management Co. Ltd., H-Shares	670,296
1,827,029	China CITIC Bank Corp. Ltd., H-Shares	1,180,347
1,016,596	China Communications Construction Co. Ltd., H-Shares	1,119,523
24,326,977	China Construction Bank Corp., H-Shares	17,818,169
861,207	China Everbright Bank Co. Ltd., H-Shares	393,131
1,307,833	China Evergrande Group	865,160
950,914	China Life Insurance Co. Ltd., H-Shares	2,361,697
764,634	China Longyuan Power Group Corp., H-Shares	584,702
1,053,313	China Merchants Bank Co. Ltd., H-Shares	2,569,835
216,227	China Merchants Port Holdings Co. Ltd.	560,445
1,314,921	China Minsheng Banking Corp. Ltd., H-Shares	1,500,616
989,518	China Mobile Ltd.	11,337,250
1,568,489	China National Building Material Co. Ltd., H-Shares	718,020
417,042	China Oilfield Services Ltd., H-Shares	403,337
446,776	China Overseas Land & Investment Ltd.	1,379,819
364,318	China Pacific Insurance (Group) Co. Ltd., H-Shares	1,317,771
9,905,304	China Petroleum & Chemical Corp. (Sinopec), H-Shares	7,216,770
725,160	China Power International Development Ltd.	264,635
598,690	China Railway Construction Corp. Ltd., H-Shares	750,404
996,190	China Railway Group Ltd., H-Shares	770,762
502,215	China Resources Beer Holdings Co. Ltd.(a)	1,068,563
385,124	China Resources Land Ltd.	960,470
554,036	China Resources Power Holdings Co. Ltd.	941,629
1,274,921	China Shenhua Energy Co. Ltd., H-Shares	2,653,465
268,373	China Taiping Insurance Holdings Co. Ltd.(a)	518,415
4,774,604	China Telecom Corp. Ltd., H-Shares	2,468,928

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
1,899,727	China Unicom (Hong Kong) Ltd.	$2,226,802
897,982	Chongqing Rural Commercial Bank Co. Ltd., H-Shares	538,452
1,275,687	CITIC Ltd.	1,832,550
249,695	CITIC Securities Co. Ltd., H-Shares	553,815
6,151,714	CNOOC Ltd.	7,829,606
420,741	Cosco Shipping Ports Ltd.	417,765
1,656,777	Country Garden Holdings Co. Ltd.	863,122
591,925	Dongfeng Motor Group Co. Ltd., H-Shares	615,980
85,321	ENN Energy Holdings Ltd.	401,583
302,448	Fosun International Ltd.	439,153
3,176,320	GCL-Poly Energy Holdings Ltd.	430,071
821,928	Geely Automobile Holdings Ltd.	847,911
3,989,112	GOME Electrical Appliances Holding Ltd.	504,114
487,533	Great Wall Motor Co. Ltd., H-Shares	475,912
401,520	Greentown China Holdings Ltd.(a)	328,264
281,425	Guangdong Investment Ltd.	425,321
396,830	Guangzhou R&F Properties Co. Ltd., H-Shares	560,843
278,309	Haitong Securities Co. Ltd., H-Shares	493,824
69,025	Hengan International Group Co. Ltd.	549,629
1,228,664	Huaneng Power International, Inc., H-Shares	755,750
22,075,456	Industrial & Commercial Bank of China Ltd., H-Shares	13,293,923
586,500	Inner Mongolia Yitai Coal Co. Ltd., Class B	579,462
497,640	Jiangxi Copper Co. Ltd., H-Shares	587,811
792,967	Kunlun Energy Co. Ltd.	600,233
1,831,638	Lenovo Group Ltd.	1,176,239
318,495	Longfor Properties Co. Ltd.	423,025
107,398	New China Life Insurance Co. Ltd., H-Shares	465,331
1,657,307	People’s Insurance Co. Group of China Ltd. (The), H-Shares	660,371
6,171,397	PetroChina Co. Ltd., H-Shares	4,249,632
538,296	PICC Property & Casualty Co. Ltd., H-Shares	871,841
626,242	Ping An Insurance (Group) Co. of China Ltd., H-Shares	3,306,912
13,819	Qinqin Foodstuffs Group Cayman Co. Ltd.(a)	4,776
154,568	Shanghai Industrial Holdings Ltd.	473,380
478,432	Shimao Property Holdings Ltd.	640,389
912,225	Sino-Ocean Group Holding Ltd.	379,954
186,377	Sinopharm Group Co. Ltd., H-Shares	907,269
817,903	SOHO China Ltd.	422,934
545,836	Sunac China Holdings Ltd.	373,752
84,321	Tencent Holdings Ltd.	2,237,730

		133,379,943

	Hong Kong—0.2%
389,621	Digital China Holdings Ltd.	326,574
204,039	Haier Electronics Group Co. Ltd.	329,416
621,492	Skyworth Digital Holdings Ltd.	402,315

		1,058,305

	India—7.0%
18,754	Axis Bank Ltd. GDR(b)	678,895
14,079	GAIL India Ltd. GDR(b)	542,042
12,319	HDFC Bank Ltd. ADR	871,939
288,065	ICICI Bank Ltd. ADR	2,388,059

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	India (continued)
145,670	Infosys Ltd. ADR	$2,222,924
57,543	Larsen & Toubro Ltd. GDR(b)	1,265,946
42,039	Mahindra & Mahindra Ltd. GDR(b)	821,862
343,322	PowerShares India Portfolio(c)	7,130,798
357,492	Reliance Industries Ltd. GDR(b)	11,332,496
19,305	Reliance Infrastructure Ltd. GDR(b)	466,216
170,250	State Bank of India GDR(b)	6,486,525
69,661	Tata Motors Ltd. ADR	2,745,340
701,029	Tata Steel Ltd. GDR(b)	4,136,071
157,279	Vedanta Ltd. ADR	1,896,785
74,939	Wipro Ltd. ADR	724,660

		43,710,558

	Indonesia—1.7%
3,461,464	PT Astra International Tbk	2,181,985
877,530	PT Bank Central Asia Tbk	1,044,118
1,380,909	PT Bank Mandiri Persero Tbk	1,214,434
1,359,044	PT Bank Negara Indonesia (Persero) Tbk	580,677
1,410,659	PT Bank Rakyat Indonesia (Persero) Tbk	1,318,979
628,071	PT Indofood Sukses Makmur Tbk	409,151
2,034,547	PT Perusahaan Gas Negara Persero Tbk	399,175
557,960	PT Semen Indonesia (Persero) Tbk	421,207
7,267,815	PT Telekomunikasi Indonesia Persero Tbk	2,350,566
372,913	PT United Tractors Tbk	618,044

		10,538,336

	Malaysia—2.1%
291,700	AMMB Holdings Bhd	292,048
747,500	Axiata Group Bhd	876,686
910,500	CIMB Group Holdings Bhd	1,091,732
538,100	DiGi.Com Bhd	645,207
288,900	Genting Bhd	539,923
431,200	IJM Corp. Bhd	339,204
366,300	IOI Corp. Bhd	392,932
63,400	Kuala Lumpur Kepong Bhd	362,113
750,700	Malayan Banking Bhd	1,413,714
329,900	Maxis Bhd	468,702
216,000	MISC Bhd	387,204
399,700	Petronas Chemicals Group Bhd	666,960
80,500	Petronas Gas Bhd	422,169
429,300	Public Bank Bhd	2,032,395
735,800	SapuraKencana Petroleum Bhd(a)	284,147
340,400	Sime Darby Bhd	664,571
203,000	Telekom Malaysia Bhd	316,477
615,100	Tenaga Nasional Bhd	2,102,630

		13,298,814

	Mexico—3.4%
491,917	Alfa SAB de CV, Class A	749,613
7,295,629	America Movil SAB de CV, Series L	4,856,641
5,411,554	Cemex SAB de CV, Series CPO(a)(d)	4,707,325
60,504	Coca-Cola Femsa SAB de CV, Series L	456,752
283,584	Fibra Uno Administracion SA de CV REIT	543,872
183,466	Fomento Economico Mexicano SAB de CV	1,768,570
141,097	Grupo Bimbo SAB de CV, Series A	381,935
258,578	Grupo Financiero Banorte SAB de CV, Class O	1,530,364
287,559	Grupo Financiero Inbursa SAB de CV, Class O	468,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Mexico (continued)
432,177	Grupo Financiero Santander Mexico SAB de CV, Series B	$786,111
700,876	Grupo Mexico SAB de CV, Series B	1,735,467
241,957	Grupo Televisa SAB, Series CPO(e)	1,196,438
195,986	Mexichem SAB de CV	471,012
666,173	Wal-Mart de Mexico SAB de CV	1,416,470

		21,069,502

	Netherlands—0.2%
192,689	Steinhoff International Holdings NV	1,040,299

	Poland—1.3%
28,284	Bank Pekao SA	869,895
4,212	Bank Zachodni WBK SA	339,242
68,620	KGHM Polska Miedz SA	1,239,252
208,838	Orange Polska SA	297,139
206,753	PGE Polska Grupa Energetyczna SA	539,490
93,276	Polski Koncern Naftowy Orlen SA	1,843,788
399,778	Polskie Gornictwo Naftowe i Gazownictwo SA	509,899
224,294	Powszechna Kasa Oszczednosci Bank Polski SA	1,566,015
157,937	Powszechny Zaklad Ubezpieczen SA	1,093,081

		8,297,801

	Russia—9.2%
2,981,650	Gazprom PJSC ADR	12,880,728
302,897	LUKOIL PJSC ADR	14,766,229
30,442	Magnit PJSC GDR(b)	1,208,243
42,232	MegaFon PJSC GDR(b)	402,471
150,622	MMC Norilsk Nickel PJSC ADR	2,271,380
327,511	Mobile TeleSystems PJSC ADR	2,525,110
12,157	Novatek OJSC GDR(b)	1,299,583
623,648	Rosneft PJSC GDR(b)	3,398,882
334,084	RusHydro PJSC ADR	407,582
1,150,997	Sberbank of Russia PJSC ADR	10,922,961
46,932	Severstal PJSC GDR(b)	661,741
63,077	Sistema Pjsc Fc GDR(b)	471,185
469,425	Surgutneftegas OJSC ADR	2,017,589
62,874	Tatneft PJSC ADR	2,104,393
1,041,979	VTB Bank PJSC GDR(b)	2,181,904

		57,519,981

	South Africa—7.1%
379,526	African Bank Investments Ltd.(a)	0
112,512	AngloGold Ashanti Ltd.(a)	1,507,531
21,099	Aspen Pharmacare Holdings Ltd.	459,663
115,144	Barclays Africa Group Ltd.	1,335,354
114,357	Barloworld Ltd.	740,808
71,883	Bid Corp. Ltd.	1,267,583
71,803	Bidvest Group Ltd. (The)	891,566
571,558	FirstRand Ltd.	2,048,410
48,800	Foschini Group Ltd. (The)	502,388
345,072	Gold Fields Ltd.	1,402,811
466,869	Growthpoint Properties Ltd. REIT	870,542
138,161	Harmony Gold Mining Co. Ltd.	421,272
315,998	Impala Platinum Holdings Ltd.(a)	1,270,320
98,225	Imperial Holdings Ltd.	1,240,844
59,182	Investec Ltd.	364,990

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Africa (continued)
171,523	Life Healthcare Group Holdings Ltd.	$457,988
297,585	MMI Holdings Ltd.	499,047
17,485	Mondi Ltd.	341,724
33,515	Mr Price Group Ltd.	382,119
651,388	MTN Group Ltd.	5,622,253
314,277	Nampak Ltd.	438,228
10,533	Naspers Ltd., Class N	1,765,513
67,812	Nedbank Group Ltd.	1,109,034
252,650	Netcare Ltd.	648,935
693,643	Redefine Properties Ltd. REIT	595,764
51,876	Remgro Ltd.	861,875
402,204	Sanlam Ltd.	1,949,791
196,280	Sappi Ltd.(a)	1,091,860
166,891	Sasol Ltd.	4,634,699
94,223	Shoprite Holdings Ltd.	1,390,720
135,457	Sibanye Gold Ltd.	369,223
42,181	SPAR Group Ltd. (The)	597,558
389,986	Standard Bank Group Ltd.	4,138,060
116,176	Telkom SA SOC Ltd.	536,051
30,050	Tiger Brands Ltd.	855,820
80,998	Truworths International Ltd.	429,246
75,742	Vodacom Group Ltd.	817,109
120,517	Woolworths Holdings Ltd.	698,207

		44,554,906

	Taiwan—11.4%
1,197,811	Advanced Semiconductor Engineering, Inc.	1,408,185
122,738	Asustek Computer, Inc.	1,075,404
5,598,000	AU Optronics Corp.	2,128,686
88,000	Catcher Technology Co. Ltd.	690,169
1,828,440	Cathay Financial Holding Co. Ltd.	2,372,641
306,894	Cheng Shin Rubber Industry Co. Ltd.	625,312
2,239,081	China Development Financial Holding Corp.	561,234
868,896	China Life Insurance Co. Ltd.	802,608
1,584,360	China Steel Corp.	1,144,685
721,000	Chunghwa Telecom Co. Ltd.	2,467,496
967,054	Compal Electronics, Inc.	576,111
3,267,838	CTBC Financial Holding Co. Ltd.	1,760,382
311,506	Delta Electronics, Inc.	1,643,532
1,044,057	E.Sun Financial Holding Co. Ltd.	593,863
468,562	Far Eastern New Century Corp.	363,031
279,000	Far EasTone Telecommunications Co. Ltd.	659,539
1,387,810	First Financial Holding Co. Ltd.	727,822
351,920	Formosa Chemicals & Fibre Corp.	1,047,145
281,000	Formosa Petrochemical Corp.	939,412
480,280	Formosa Plastics Corp.	1,299,720
249,102	Foxconn Technology Co. Ltd.	723,053
1,798,928	Fubon Financial Holding Co. Ltd.	2,553,814
337,900	Highwealth Construction Corp.	500,573
2,584,330	Hon Hai Precision Industry Co. Ltd.	6,985,450
654,233	HTC Corp.(a)	1,915,587
3,861,490	Innolux Corp.	1,303,172
357,000	Inotera Memories, Inc.(a)	334,290
1,252,000	Inventec Corp.	979,938
5,000	Largan Precision Co. Ltd.	591,777
355,313	Lite-On Technology Corp.	510,043
313,091	MediaTek, Inc.	2,381,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
1,641,080	Mega Financial Holding Co. Ltd.	$1,123,261
476,940	Nan Ya Plastics Corp.	992,948
98,000	Novatek Microelectronics Corp.	367,995
670,106	Pegatron Corp.	1,804,928
583,740	Pou Chen Corp.	789,850
174,200	Powertech Technology, Inc.	497,359
69,000	President Chain Store Corp.	516,010
496,000	Quanta Computer, Inc.	1,005,910
179,000	Radiant Opto-Electronics Corp.	302,327
176,000	Ruentex Industries Ltd.	283,875
2,303,908	Shin Kong Financial Holding Co. Ltd.(a)	500,096
380,000	Siliconware Precision Industries Co. Ltd.	574,982
1,560,481	SinoPac Financial Holdings Co. Ltd.	450,479
1,815,337	Taishin Financial Holding Co. Ltd.	664,411
486,089	Taiwan Cement Corp.	583,014
232,400	Taiwan Mobile Co. Ltd.	813,759
2,308,000	Taiwan Semiconductor Manufacturing Co. Ltd.	13,786,200
243,000	TPK Holding Co. Ltd.(a)	388,862
649,941	Uni-President Enterprises Corp.	1,258,382
2,905,000	United Microelectronics Corp.	1,081,637
1,653,018	Wistron Corp.	1,246,671
1,909,671	Yuanta Financial Holding Co. Ltd.	714,065

		71,412,804

	Thailand—2.3%
236,857	Advanced Info Service PCL NVDR	1,038,861
77,433	Bangkok Bank PCL NVDR	352,898
38,365	Bangkok Bank PCL (Foreign Shares)	174,299
844,729	Banpu PCL NVDR	441,704
996,279	Charoen Pokphand Foods PCL NVDR	896,715
397,459	CP ALL PCL NVDR	689,924
3,772,626	IRPC PCL NVDR	515,270
186,795	Kasikornbank PCL NVDR	918,030
886,536	Krung Thai Bank PCL NVDR	435,700
571,533	PTT Exploration & Production PCL NVDR	1,359,529
572,143	PTT Global Chemical PCL NVDR	980,887
401,096	PTT PCL NVDR	3,965,404
44,153	Siam Cement PCL (The) NVDR	630,802
284,644	Siam Commercial Bank PCL (The) NVDR	1,167,124
285,062	Thai Oil PCL NVDR	570,165
460,305	Total Access Communication PCL NVDR	411,016

		14,548,328

	Turkey—1.8%
520,103	Akbank TAS	1,389,047
22,715	BIM Birlesik Magazalar AS	369,714
531,208	Eregli Demir ve Celik Fabrikalari TAS	720,503
296,223	Haci Omer Sabanci Holding AS	894,442
212,672	KOC Holding AS	885,976
44,169	Tupras Turkiye Petrol Rafinerileri AS	899,341
176,752	Turk Hava Yollari AO(a)	310,517
227,589	Turk Telekomunikasyon AS	420,406
220,153	Turkcell Iletisim Hizmetleri AS(a)	708,829
577,561	Turkiye Garanti Bankasi AS	1,568,613
259,282	Turkiye Halk Bankasi AS	787,086
613,436	Turkiye Is Bankasi AS, Class C	994,477

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Turkey (continued)
413,128	Turkiye Vakiflar Bankasi TAO, Class D	$611,043
281,162	Yapi ve Kredi Bankasi AS(a)	335,954

		10,895,948

	Total Investments (Cost $574,448,227)—100.0%	625,336,334
	Other assets less liabilities—0.0%	62,063

	Net Assets—100.0%	$625,398,397

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $35,354,062, which represented 5.65% of the Fund’s Net Assets.
(c)	Affiliated company. The Fund’s Adviser also serves as the adviser for the PowerShares India Portfolio and therefore, PowerShares India Portfolio is considered to be affiliated with the Fund. See Note 4.
(d)	Each CPO for Cemex SAB de CV represents two Series A shares and one Series B share.
(e)	Each CPO for Grupo Televisa SAB represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Schedule of Investments

PowerShares Global Agriculture Portfolio (PAGG)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—2.9%
42,976	Costa Group Holdings Ltd.	$93,203
39,602	GrainCorp Ltd., Class A	253,135
45,382	Nufarm Ltd.	305,966

		652,304

	Canada—15.4%
19,289	Agrium, Inc.	1,772,098
102,586	Potash Corp. of Saskatchewan, Inc.	1,669,391

		3,441,489

	China—1.7%
521,974	China Agri-Industries Holdings Ltd.(a)	204,620
565,790	China Modern Dairy Holdings Ltd.(a)	123,302
413,616	Sinofert Holdings Ltd.	54,403

		382,325

	Germany—4.0%
44,432	K+S AG(b)	897,658

	Hong Kong—0.9%
1,539,865	C.P. Pokphand Co. Ltd.	196,582

	Indonesia—5.2%
1,630,033	Golden Agri-Resources Ltd.	450,868
91,004	PT Astra Agro Lestari Tbk	106,362
1,710,281	PT Charoen Pokphand Indonesia Tbk	484,981
2,534,291	PT Eagle High Plantations Tbk(a)	37,098
661,412	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	77,303

		1,156,612

	Ireland—0.5%
18,706	Origin Enterprises PLC	115,856

	Israel—2.6%
120,668	Israel Chemicals Ltd.	429,173
966	Israel Corp. Ltd. (The)(a)	143,868

		573,041

	Japan—2.0%
6,424	Hokuto Corp.	124,953
14,340	Kumiai Chemical Industry Co. Ltd.(b)	81,194
8,368	Sakata Seed Corp.	240,883

		447,030

	Malaysia—6.7%
303,000	Felda Global Ventures Holdings Bhd	145,180
58,100	Genting Plantations Bhd	152,348
597,990	IOI Corp. Bhd	641,467
83,474	Kuala Lumpur Kepong Bhd	476,767
12,800	United Plantations Bhd	85,130

		1,500,892

	Netherlands—1.0%
16,595	OCI NV(a)(b)	230,122

	Norway—4.2%
26,192	Yara International ASA	926,875

	Russia—3.9%
69,318	PhosAgro PJSC GDR(c)	859,543

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore—5.0%
112,682	First Resources Ltd.	$147,339
410,919	Wilmar International Ltd.	977,184

		1,124,523

	Taiwan—1.1%
176,099	Taiwan Fertilizer Co. Ltd.	236,045

	Turkey—0.6%
79,174	Gubre Fabrikalari TAS	130,399

	United Kingdom—1.0%
460,639	Sirius Minerals PLC(a)	216,522

	United States—41.3%
42,453	Archer-Daniels-Midland Co.	1,849,677
14,536	Bunge Ltd.	901,378
26,140	Darling Ingredients, Inc.(a)	355,504
19,788	FMC Corp.	927,859
5,589	Fresh Del Monte Produce, Inc.	337,296
6,782	Ingredion, Inc.	889,595
17,443	Monsanto Co.	1,757,731
56,729	Mosaic Co. (The)	1,334,834
9,769	Scotts Miracle-Gro Co. (The), Class A	860,551

		9,214,425

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $28,567,687)—100.0%	22,302,243

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.3%
960,398	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(d)(e) (Cost $960,398)	960,398

	Total Investments (Cost $29,528,085)—104.3%	23,262,641
	Other assets less liabilities—(4.3)%	(961,496)

	Net Assets-100.0%	$22,301,145

Investment Abbreviations:

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2016.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2016 represented 3.85% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Schedule of Investments

PowerShares Global Clean Energy Portfolio (PBD)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.2%
	Austria—0.3%
9,963	Verbund AG	$166,060

	Brazil—1.3%
35,400	Sao Martinho SA	710,829

	Canada—6.2%
70,400	Ballard Power Systems, Inc.(a)	138,147
70,560	Boralex, Inc., Class A	1,012,926
57,465	Canadian Solar, Inc.(a)(b)	829,795
47,990	Innergex Renewable Energy, Inc.	533,879
90,241	TransAlta Renewables, Inc.	997,179

		3,511,926

	China—13.5%
85,663	BYD Co. Ltd., H-Shares(a)	563,365
461,076	China Everbright International Ltd.	552,945
1,133,642	China Longyuan Power Group Corp., H-Shares	866,876
1,538,613	China Power New Energy Development Co. Ltd.	934,495
389,820	China Singyes Solar Technologies Holdings Ltd.	185,991
1,789,728	China Titans Energy Technology Group Co. Ltd.(a)	323,104
5,203,592	GCL-Poly Energy Holdings Ltd.	704,562
2,656,196	Huaneng Renewables Corp. Ltd., H-Shares	893,979
35,346	JA Solar Holdings Co. Ltd. ADR(a)(b)	205,714
58,514	Kandi Technologies Group, Inc.(a)(b)	292,570
1,633,409	Shunfeng International Clean Energy Ltd.(a)	139,016
594,493	Wasion Group Holdings Ltd.	350,340
643,672	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	889,787
1,793,495	Xinyi Solar Holdings Ltd.	666,069

		7,568,813

	Denmark—4.5%
25,477	Dong Energy A/S(a)(c)	1,008,771
14,010	Novozymes A/S, Class B	519,634
12,380	Vestas Wind Systems A/S	991,509

		2,519,914

	Finland—2.1%
160,862	Caverion Corp.	1,156,771

	France—0.6%
10,157	Albioma SA	167,568
11,289	Blue Solutions SA(a)(b)	146,273

		313,841

	Germany—5.2%
29,587	Capital Stage AG(b)	210,816
35,410	Nordex SE(a)	929,848
56,275	Senvion SA(a)	988,561
23,707	SMA Solar Technology AG(b)	607,331
27,385	VERBIO Vereinigte BioEnergie AG	203,172

		2,939,728

	Guernsey—1.8%
768,301	Renewables Infrastructure Group Ltd. (The)	1,007,432

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong—4.2%
1,322,923	Canvest Environmental Protection Group Co. Ltd.(c)	$597,075
973,133	China High Speed Transmission Equipment Group Co. Ltd.	1,010,171
10,967,817	FDG Electric Vehicles Ltd.(a)	572,798
2,115,464	United Photovoltaics Group Ltd.(a)	185,499

		2,365,543

	Ireland—1.8%
42,428	Kingspan Group PLC	1,037,164

	Japan—4.5%
142,354	GS Yuasa Corp.	615,014
343,774	Meidensha Corp.	1,151,529
8,810	Odelic Co. Ltd.	342,054
18,542	Takuma Co. Ltd.	170,272
30,902	West Holdings Corp.	245,252

		2,524,121

	Netherlands—1.8%
42,896	Philips Lighting NV(a)(c)	1,004,403

	New Zealand—1.9%
153,995	Contact Energy Ltd.	523,298
254,605	Mercury NZ Ltd.	555,541

		1,078,839

	Philippines—1.0%
4,445,329	Energy Development Corp.	541,637

	Spain—6.5%
39,197	Atlantica Yield PLC	704,762
128,275	EDP Renovaveis SA	967,995
42,412	Gamesa Corp. Tecnologica SA	979,820
103,960	Saeta Yield SA	1,003,996

		3,656,573

	Sweden—1.8%
134,383	Nibe Industrier AB, Class B	1,001,002

	Switzerland—0.3%
60,059	Meyer Burger Technology AG(a)	196,775

	Taiwan—4.8%
1,446,131	Epistar Corp.(a)	985,243
201,000	Everlight Electronics Co. Ltd.	303,498
62,000	Gigasolar Materials Corp.	782,920
214,000	Motech Industries, Inc.(a)	207,507
411,241	Neo Solar Power Corp.(a)	210,459
205,000	Sino-American Silicon Products, Inc.	220,867

		2,710,494

	Thailand—1.6%
830,859	Energy Absolute PCL NVDR	670,670
359,304	SPCG PCL NVDR	209,438

		880,108

	Turkey—0.3%
481,187	Akenerji Elektrik Uretim AS(a)	149,179

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

PowerShares Global Clean Energy Portfolio (PBD) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom—5.0%
36,905	Dialight PLC(a)	$316,302
156,401	Drax Group PLC	605,120
125,142	GCP Infrastructure Investments Ltd.	196,483
706,043	Greencoat UK Wind PLC	986,999
27,118	Ricardo PLC	306,418
198,360	Utilitywise PLC	399,593

		2,810,915

	United States—29.2%
4,446	Acuity Brands, Inc.	993,992
62,503	Ameresco, Inc., Class A(a)	300,014
46,258	Cree, Inc.(a)	1,031,553
58,307	EnerNOC, Inc.(a)	303,196
20,095	First Solar, Inc.(a)	813,647
26,659	FuelCell Energy, Inc.(a)(b)	89,308
24,683	Green Plains, Inc.	641,758
49,026	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	1,120,734
20,936	Itron, Inc.(a)	1,128,450
31,580	LSI Industries, Inc.	271,588
32,701	Maxwell Technologies, Inc.(a)	158,273
58,786	NRG Yield, Inc., Class C	905,304
11,023	Ormat Technologies, Inc.	531,639
43,139	Pattern Energy Group, Inc.	964,157
86,519	Plug Power, Inc.(a)(b)	132,374
1,807,950	REC Silicon ASA(a)	226,776
21,344	Renewable Energy Group, Inc.(a)	186,760
23,623	Silver Spring Networks, Inc.(a)	332,139
38,708	SolarCity Corp.(a)(b)	758,677
45,578	SolarEdge Technologies, Inc.(a)(b)	624,419
87,412	SunPower Corp.(a)(b)	632,863
51,433	TerraForm Power, Inc., Class A(a)(b)	638,284
5,567	Tesla Motors, Inc.(a)(b)	1,100,763
19,637	Universal Display Corp.(a)	1,015,233
60,254	Veeco Instruments, Inc.(a)	1,307,512
70,459	Vivint Solar, Inc.(a)(b)	218,423

		16,427,836

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $54,414,292)—100.2%	56,279,903

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—9.0%
5,023,977	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(d)(e) (Cost $5,023,977)	5,023,977

	Total Investments (Cost $59,438,269)—109.2%	61,303,880
	Other assets less liabilities—(9.2)%	(5,151,420)

	Net Assets—100.0%	$56,152,460

Investment Abbreviations:

ADR—American Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2016.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $2,610,249, which represented 4.65% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Schedule of Investments

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

October 31, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Australia—12.4%
410,855	Evolution Mining Ltd.	$706,567
167,268	Newcrest Mining Ltd.	2,871,495
147,256	Northern Star Resources Ltd.	466,146
149,261	OceanaGold Corp.	456,609
47,850	Orocobre Ltd.(a)	139,456
122,830	Regis Resources Ltd.	303,769
188,120	Saracen Mineral Holdings Ltd.(a)	159,612
95,281	St. Barbara Ltd.(a)	190,686

		5,294,340

	Canada—50.9%
35,194	Agnico Eagle Mines Ltd.	1,788,782
65,301	Alamos Gold, Inc., Class A	512,566
193,798	B2Gold Corp.(a)	561,042
209,900	Barrick Gold Corp.	3,696,057
40,421	Centerra Gold, Inc.	204,480
38,598	Detour Gold Corp.(a)	736,393
166,925	Eldorado Gold Corp.(a)	526,837
40,183	First Majestic Silver Corp.(a)	322,903
35,695	Fortuna Silver Mines, Inc.(a)	244,225
37,974	Franco-Nevada Corp.	2,487,400
196,030	Goldcorp, Inc.	2,979,393
41,556	Guyana Goldfields, Inc.(a)	244,639
110,494	IAMGOLD Corp.(a)	442,718
286,902	Kinross Gold Corp.(a)	1,115,284
24,791	Kirkland Lake Gold, Inc.(a)	172,025
17,374	MAG Silver Corp.(a)	255,117
125,753	New Gold, Inc.(a)	496,350
51,091	NovaGold Resources, Inc.(a)	255,788
26,167	Osisko Gold Royalties Ltd.	275,678
35,078	Pan American Silver Corp.	560,620
44,997	Premier Gold Mines Ltd.(a)	94,677
32,508	Sandstorm Gold Ltd.(a)	156,446
9,972	Seabridge Gold, Inc.(a)	108,927
79,656	SEMAFO, Inc.(a)	312,621
29,236	Silver Standard Resources, Inc.(a)	321,100
70,377	Silver Wheaton Corp.	1,697,135
19,446	Torex Gold Resources, Inc.(a)	362,005
232,336	Yamana Gold, Inc.	830,360

		21,761,568

	China—1.5%
190,843	Zhaojin Mining Industry Co. Ltd., H-Shares	192,938
1,405,512	Zijin Mining Group Co. Ltd., H-Shares	442,233

		635,171

	Japan—0.4%
8,811	Asahi Holdings, Inc.	158,302

	Jersey Island—5.0%
282,503	Centamin PLC	544,265
18,149	Randgold Resources Ltd.	1,604,247

		2,148,512

	Mexico—2.1%
45,172	Fresnillo PLC	904,468

	Monaco—0.7%
15,131	Endeavour Mining Corp.(a)	295,790

Number of Shares		Value
	Common Stocks (continued)
	Peru—0.4%
57,122	Hochschild Mining PLC	$185,858

	Russia—1.3%
49,226	Polymetal International PLC	535,491

	South Africa—9.0%
15,207	Anglo American Platinum Ltd.(a)	358,313
86,070	AngloGold Ashanti Ltd.(a)	1,153,239
149,069	Gold Fields Ltd.	606,006
91,298	Harmony Gold Mining Co. Ltd.	278,380
160,353	Impala Platinum Holdings Ltd.(a)	644,623
115,001	Northam Platinum Ltd.(a)	419,915
142,724	Sibanye Gold Ltd.	389,031

		3,849,507

	Turkey—0.1%
11,237	Koza Altin Isletmeleri AS(a)	63,796

	United Kingdom—0.7%
31,224	Acacia Mining PLC	197,659
49,195	Lonmin PLC(a)	114,118

		311,777

	United States—15.5%
71,706	Alacer Gold Corp.(a)	144,990
39,812	Coeur Mining, Inc.(a)	445,098
83,386	Hecla Mining Co.	499,482
93,251	Newmont Mining Corp.	3,454,017
13,763	Royal Gold, Inc.	947,170
21,412	Stillwater Mining Co.(a)	285,208
70,143	Tahoe Resources, Inc.	841,559

		6,617,524

	Total Investments (Cost $44,193,842)—100.0%	42,762,104
	Other assets less liabilities—(0.0)%	(20,697)

	Net Assets—100.0%	$42,741,407

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Schedule of Investments

PowerShares Global Water Portfolio (PIO)

October 31, 2016

Number of Shares		Value
	Common Stocks—99.8%
	Brazil—3.7%
651,841	Cia de Saneamento Basico do Estado de Sao Paulo	$6,938,750

	Canada—1.2%
15,282	Pure Technologies Ltd.	55,415
99,702	Stantec, Inc.	2,219,816

		2,275,231

	Cayman Islands—0.0%
5,542	Consolidated Water Co. Ltd.	62,070

	China—4.1%
5,323,955	Beijing Enterprises Water Group Ltd.	3,865,177
639,316	China Everbright Water Ltd.	261,808
1,981,123	CT Environmental Group Ltd.	556,922
1,997,979	Guangdong Investment Ltd.	3,019,570

		7,703,477

	Finland—0.2%
22,451	Uponor Oyj	381,467

	France—10.0%
403,848	Suez	6,385,923
572,719	Veolia Environnement SA	12,480,958

		18,866,881

	Hong Kong—0.4%
948,930	China Water Affairs Group Ltd.	690,144

	Italy—0.9%
697,836	Hera SpA	1,782,376

	Japan—6.8%
150,707	Kurita Water Industries Ltd.	3,566,716
31,184	Metawater Co. Ltd.	850,783
14,880	Torishima Pump Manufacturing Co. Ltd.	160,291
204,695	TOTO Ltd.	8,181,177

		12,758,967

	Netherlands—2.7%
111,689	Aalberts Industries NV	3,523,025
118,036	Arcadis NV	1,552,693

		5,075,718

	Singapore—0.1%
307,014	SIIC Enviornment Holdings Ltd.(a)	140,063

	South Korea—3.9%
93,580	Coway Co. Ltd.	7,327,741

	Spain—2.7%
66,746	Acciona SA	5,073,399

	Switzerland—13.9%
35,635	Geberit AG	15,087,850
214,108	Wolseley PLC	11,112,302

		26,200,152

	United Kingdom—13.7%
222,252	Halma PLC	2,843,721
347,305	Pennon Group PLC	3,538,485
111,840	Pentair PLC	6,165,739
228,624	Severn Trent PLC	6,498,077

Number of Shares		Value
	Common Stocks (continued)
	United Kingdom (continued)
602,482	United Utilities Group PLC	$6,914,360

		25,960,382

	United States—35.5%
100,746	A.O. Smith Corp.	4,550,697
105,143	American Water Works Co., Inc.	7,784,788
63,995	Aqua America, Inc.	1,964,646
191,122	Danaher Corp.	15,012,633
126,446	Ecolab, Inc.	14,436,340
137,585	HD Supply Holdings, Inc.(a)	4,540,305
25,270	IDEX Corp.	2,184,339
43,816	Roper Technologies, Inc.	7,593,751
34,536	Waters Corp.(a)	4,805,339
84,870	Xylem, Inc.	4,101,767

		66,974,605

	Total Investments (Cost $160,322,078)—99.8%	188,211,423
	Other assets less liabilities—0.2%	453,486

	Net Assets—100.0%	$188,664,909

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Schedule of Investments

PowerShares International BuyBack AchieversTM Portfolio (IPKW)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—0.8%
686,084	Asaleo Care Ltd.	$762,230

	Brazil—5.0%
274,800	BRF SA	4,635,191

	Canada—16.0%
298,459	Aimia, Inc.	1,614,496
79,446	Avigilon Corp.(a)	503,855
30,724	Canadian Pacific Railway Ltd.	4,395,463
208,898	Celestica, Inc.(a)	2,473,577
30,024	Dollarama, Inc.	2,245,331
71,616	Great Canadian Gaming Corp.(a)	1,190,528
102,139	Maple Leaf Foods, Inc.	2,328,182

		14,751,432

	China—5.0%
3,463,423	China Evergrande Group	2,291,129
6,257,602	China Huishan Dairy Holdings Co. Ltd.	2,323,951

		4,615,080

	Denmark—2.4%
83,585	Topdanmark A/S(a)	2,247,852

	France—4.7%
72,351	JCDecaux SA	2,209,213
79,445	SFR Group SA	2,137,131

		4,346,344

	Germany—2.2%
74,562	RHOEN KLINIKUM AG	2,072,388

	Hong Kong—1.3%
3,546,038	SSY Group Ltd.	1,198,040

	Ireland—2.2%
520,569	C&C Group PLC	1,997,268

	Japan—31.8%
9,588	Ci:z Holdings Co. Ltd.	274,634
61,336	Credit Saison Co. Ltd.	1,059,963
50,568	DMG Mori Co. Ltd.	536,550
21,860	Duskin Co. Ltd.	419,789
34,059	EDION Corp.	301,745
7,212	Elecom Co. Ltd.	147,486
5,836	Enplas Corp.	180,214
10,828	Fujicco Co. Ltd.	247,812
127,446	FUJIFILM Holdings Corp.	4,820,839
32,461	Fujitec Co. Ltd.	371,301
13,160	Geo Holdings Corp.	166,934
20,480	Heiwado Co. Ltd.	426,419
117,320	Hoya Corp.	4,895,544
10,328	Ines Corp.	114,892
200,850	Isuzu Motors Ltd.	2,483,747
25,204	J Trust Co. Ltd.	206,026
98,644	Marui Group Co. Ltd.	1,384,592
5,196	Melco Holdings, Inc.	140,722
11,992	Ryosan Co. Ltd.	369,169
23,156	Sankyo Co. Ltd.	815,313
140,970	Suzuki Motor Corp.	5,003,741
6,008	Tamron Co. Ltd.	105,198

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
53,404	Tokyo Electron Ltd.	$4,821,784

		29,294,414

	Russia—5.1%
96,120	LUKOIL PJSC ADR	4,685,850

	South Africa—2.5%
620,131	Northam Platinum Ltd.(a)	2,264,346

	South Korea—4.9%
138,345	Cheil Worldwide, Inc.	2,049,332
447,431	Hanwha Life Insurance Co. Ltd.	2,443,910

		4,493,242

	Spain—2.4%
197,371	Mediaset Espana Comunicacion SA	2,201,444

	Sweden—2.5%
252,812	Com Hem Holding AB	2,281,095

	Switzerland—9.1%
26,973	Actelion Ltd.	3,900,434
29,769	Cembra Money Bank AG	2,277,303
1,736	Forbo Holding AG	2,215,423

		8,393,160

	United Kingdom—2.1%
225,975	SVG Capital PLC(a)	1,938,147

	Total Investments (Cost $90,626,698)—100.0%	92,177,523
	Other assets less liabilities—0.0%	24,669

	Net Assets—100.0%	$92,202,192

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Schedule of Investments(a)

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)

October 31, 2016

Number of Shares		Value
	Common Stocks—96.3%
	Consumer Discretionary—21.5%
200	ABC-Mart, Inc.	$12,162
300	Aoyama Trading Co. Ltd.	10,563
864	Autobacs Seven Co. Ltd.	12,283
471	Benesse Holdings, Inc.	12,339
300	Daiichikosho Co. Ltd.	13,032
893	Fuji Media Holdings, Inc.	12,322
100	Hikari Tsushin, Inc.	9,173
420	McDonald’s Holdings Co. Japan Ltd.	12,070
908	Nikon Corp.	13,713
1,972	Onward Holdings Co. Ltd.	13,192
200	Oriental Land Co. Ltd.	11,680
100	Rinnai Corp.	9,611
367	Sankyo Co. Ltd.	12,922
773	Sekisui Chemical Co. Ltd.	12,174
463	Shimachu Co. Ltd.	12,425
1,811	Shochiku Co. Ltd.	20,284
1,372	Takashimaya Co. Ltd.	11,189
379	Toho Co. Ltd.	11,379
1,200	Tokyo Dome Corp.	11,408
1,932	TSI Holdings Co. Ltd.	10,866
1,002	Wacoal Holdings Corp.	11,557
2,458	Yamada Denki Co. Ltd.	12,701

		269,045

	Consumer Staples—19.7%
305	Asahi Group Holdings Ltd.	10,887
502	Coca-Cola West Co. Ltd.	14,833
131	Familymart UNY Holdings Co. Ltd.	8,203
580	House Foods Group, Inc.	12,943
386	Ito EN Ltd.	14,068
647	Kagome Co. Ltd.	16,950
200	Kao Corp.	10,287
715	Kirin Holdings Co. Ltd.	12,298
264	Kobayashi Pharmaceutical Co. Ltd.	13,792
158	Lawson, Inc.	11,998
522	Maruha Nichiro Corp.	14,470
497	NH Foods Ltd.	11,890
800	Nisshin Seifun Group, Inc.	11,785
148	Nissin Foods Holdings Co. Ltd.	8,563
400	Sapporo Holdings Ltd.	11,301
287	Seven & i Holdings Co. Ltd.	11,970
239	Sugi Holdings Co. Ltd.	12,805
286	Suntory Beverage & Food Ltd.	12,506
1,200	Takara Holdings, Inc.	11,374
321	Toyo Suisan Kaisha Ltd.	12,998

		245,921

	Energy—1.2%
1,499	TonenGeneral Sekiyu K.K.	14,778

	Financials—3.0%
3,604	Aozora Bank Ltd.	11,901
1,321	Matsui Securities Co. Ltd.	10,572
1,368	Yamaguchi Financial Group, Inc.	15,075

		37,548

	Health Care—4.6%
725	Astellas Pharma, Inc.	10,759
672	Mitsubishi Tanabe Pharma Corp.	13,084

Number of Shares		Value
	Common Stocks (continued)
	Health Care (continued)
188	Sawai Pharmaceutical Co. Ltd.	$12,148
100	Taisho Pharmaceutical Holdings Co. Ltd.	9,754
270	Takeda Pharmaceutical Co. Ltd.	12,076

		57,821

	Industrials—28.4%
478	Aica Kogyo Co. Ltd.	13,646
4,311	ANA Holdings, Inc.	12,110
543	COMSYS Holdings Corp.	9,565
1,393	Dai Nippon Printing Co. Ltd.	13,972
134	East Japan Railway Co.	11,804
400	Hankyu Hanshin Holdings, Inc.	13,246
2,208	Iwatani Corp.	13,195
400	Japan Airlines Co. Ltd.	11,785
1,251	Kamigumi Co. Ltd.	10,678
2,000	Keihan Holdings Co. Ltd.	13,494
1,537	Keikyu Corp.	15,489
1,411	Keio Corp.	11,682
3,084	Kintetsu Group Holdings Co. Ltd.	12,443
527	Kurita Water Industries Ltd.	12,472
600	Miura Co. Ltd.	10,352
2,144	Nagoya Railroad Co. Ltd.	11,303
2,293	Nankai Electric Railway Co. Ltd.	10,408
732	Nippo Corp.	14,127
2,857	Nishimatsu Construction Co. Ltd.	13,349
2,000	Nishi-Nippon Railroad Co. Ltd.	9,478
500	Odakyu Electric Railway Co. Ltd.	10,206
364	Park24 Co. Ltd.	11,240
301	Recruit Holdings Co. Ltd.	12,088
191	Secom Co. Ltd.	13,783
2,038	Sotetsu Holdings, Inc.	9,949
1,876	Taisei Corp.	14,068
2,715	Tobu Railway Co., Ltd.	13,331
1,504	Tokyu Corp.	11,264
1,531	Toppan Printing Co. Ltd.	14,394

		354,921

	Information Technology—5.7%
443	Azbil Corp.	13,153
483	Canon, Inc.	13,867
303	FUJIFILM Holdings Corp.	11,461
340	Nomura Research Institute Ltd.	11,793
252	NTT Data Corp.	12,998
159	Oracle Corp. Japan	8,655

		71,927

	Materials—5.5%
795	ADEKA Corp.	12,029
799	Kuraray Co. Ltd.	12,120
349	Maruichi Steel Tube Ltd.	11,242
600	Nippon Paper Industries Co. Ltd.	11,237
2,161	Sumitomo Osaka Cement Co. Ltd.	8,945
1,448	Toray Industries, Inc.	13,487

		69,060

	Real Estate—2.2%
99	Daito Trust Construction Co. Ltd.	16,557
579	Mitsubishi Estate Co. Ltd.	11,469

		28,026

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks (continued)
	Telecommunication Services—0.4%
100	Nippon Telegraph & Telephone Corp.	$4,434

	Utilities—4.1%
952	Chugoku Electric Power Co., Inc. (The)	11,125
1,001	Hokuriku Electric Power Co.	11,364
2,746	Osaka Gas Co. Ltd.	11,412
957	Toho Gas Co. Ltd.	8,861
1,865	Tokyo Gas Co. Ltd.	8,451

		51,213

	Total Investments (Cost $1,109,609)—96.3%	1,204,694
	Other assets less liabilities—3.7%	46,234

	Net Assets—100.0%	$1,250,928

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Schedule of Investments

PowerShares S&P International Developed Quality Portfolio (IDHQ)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—2.9%
7,290	Amcor Ltd.	$81,545
1,528	Caltex Australia Ltd.	35,731
2,537	CIMIC Group Ltd.	57,124
450	Cochlear Ltd.	43,817
3,283	CSL Ltd.	251,094
869	Flight Centre Travel Group Ltd.	22,397
13,321	Qantas Airways Ltd.	31,018
11,700	Westfield Corp. REIT	79,238

		601,964

	Belgium—0.5%
1,938	bpost SA	51,485
919	Colruyt SA	49,328

		100,813

	Canada—2.3%
2,351	Alimentation Couche-Tard, Inc., Class B	118,195
1,673	CI Financial Corp.	30,808
146	Constellation Software, Inc.	68,449
735	Dollarama, Inc.	54,967
505	Genworth MI Canada, Inc.	10,976
2,208	Magna International, Inc.	90,725
1,281	Metro, Inc.	39,627
3,824	Potash Corp. of Saskatchewan, Inc.	62,228

		475,975

	Denmark—5.0%
1,713	Coloplast A/S, Class B	119,347
1,001	DSV A/S	48,441
14,505	Novo Nordisk A/S, Class B	518,116
1,463	Novozymes A/S, Class B	54,263
721	Pandora A/S	93,709
1,737	Tryg A/S	33,889
1,960	Vestas Wind Systems A/S	156,976

		1,024,741

	Finland—2.8%
1,040	Elisa Oyj	34,999
5,317	Fortum Oyj	88,535
375	Kesko Oyj, Class B	18,614
3,208	Kone Oyj, Class B	147,452
1,118	Metso Oyj	29,291
1,320	Neste Oyj	56,910
32,738	Nokia Oyj	145,990
686	Nokian Renkaat Oyj	22,988
825	Orion Oyj, Class B	35,080

		579,859

	France—5.4%
4,235	Airbus Group SE	251,386
2,218	Alstom SA(a)	59,496
948	Christian Dior SE	182,639
621	Hermes International	251,261
5,121	Peugeot SA(a)	76,598
1,209	Thales SA	113,672
9,088	Vivendi SA	183,505

		1,118,557

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany—0.7%
638	Hannover Rueck SE	$71,022
2,086	METRO AG	62,403

		133,425

	Hong Kong—5.3%
60,200	AIA Group Ltd.	379,993
13,125	CLP Holdings Ltd.	133,537
7,450	Hong Kong Exchanges & Clearing Ltd.	197,326
13,192	Power Assets Holdings Ltd.	124,097
46,029	Sands China Ltd.	200,324
38,275	SJM Holdings Ltd.	26,504
2,398	VTech Holdings Ltd.	29,438

		1,091,219

	Ireland—1.7%
6,997	Experian PLC	134,375
688	Paddy Power Betfair PLC	71,120
2,019	Ryanair Holdings PLC ADR(a)	151,607

		357,102

	Israel—1.1%
8,273	Bank Hapoalim BM	47,690
9,358	Bank Leumi Le-Israel BM(a)	35,281
1,037	Check Point Software Technologies Ltd.(a)	87,689
243	Elbit Systems Ltd.	24,043
355	Nice Ltd.	23,542

		218,245

	Italy—0.5%
4,168	Finecobank Banca Fineco SpA	24,307
1,543	Moncler SpA	25,659
1,145	Recordati SpA	32,358
1,057	Salvatore Ferragamo SpA	25,827

		108,151

	Japan—31.4%
3,499	77 Bank Ltd. (The)	15,816
1,487	Aisin Seiki Co. Ltd.	65,304
1,050	Alps Electric Co. Ltd.	25,180
11,859	Astellas Pharma, Inc.	175,992
1,226	Bandai Namco Holdings, Inc.	36,750
2,625	Bank of Kyoto Ltd. (The)	19,259
4,212	Bridgestone Corp.	156,920
1,751	Chiyoda Corp.	15,280
1,226	Colopl, Inc.	17,652
8,500	DAI-Ichi Life Holdings, Inc.	124,647
3,687	Daiichi Sankyo Co. Ltd.	88,627
1,475	Daikin Industries Ltd.	141,485
563	Daito Trust Construction Co. Ltd.	94,159
1,675	Eisai Co. Ltd.	106,763
349	Ezaki Glico Co. Ltd.	19,827
4,376	Fuji Electric Co. Ltd.	21,862
5,699	Fuji Heavy Industries Ltd.	222,027
3,150	Gunma Bank Ltd. (The)	15,048
3,150	Hino Motors Ltd.	34,322
264	Hirose Electric Co. Ltd.	34,870
4,376	Hiroshima Bank Ltd. (The)	18,739
1,243	Hitachi Chemical Co. Ltd.	29,098

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

PowerShares S&P International Developed Quality Portfolio (IDHQ) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
784	Hitachi High-Technologies Corp.	$32,715
2,449	Hitachi Metals Ltd.	30,576
800	Hokuhoku Financial Group, Inc.	11,534
467	Hoshizaki Corp.	42,129
2,725	Hoya Corp.	113,709
3,250	Japan Exchange Group, Inc.	48,339
12,638	Japan Tobacco, Inc.	480,337
2,100	JTEKT Corp.	31,075
399	Kaken Pharmaceutical Co. Ltd.	25,136
1,575	Kansai Paint Co. Ltd.	33,873
2,630	Kao Corp.	135,273
962	Koito Manufacturing Co. Ltd.	50,167
4,637	Komatsu Ltd.	103,388
874	Konami Holdings Corp.	34,474
2,974	Kyushu Financial Group, Inc.	19,782
801	Makita Corp.	55,415
3,326	Mazda Motor Corp.	54,676
789	MEIJI Holdings Co. Ltd.	78,686
1,400	Mitsubishi Gas Chemical Co., Inc.	21,556
7,489	Mitsubishi Motors Corp.	41,691
701	MonotaRO Co. Ltd.	17,091
4,266	MS&AD Insurance Group Holdings, Inc.	126,740
1,088	Murata Manufacturing Co. Ltd.	151,886
701	Nabtesco Corp.	20,946
3,099	Nexon Co. Ltd.	52,788
1,663	Nippon Paint Holdings Co. Ltd.	56,655
264	Nippon Shokubai Co. Ltd.	18,239
1,000	Nishi-Nippon Financial Holdings, Inc.(a)	9,935
874	Nissan Chemical Industries Ltd.	29,650
613	Nitori Holdings Co. Ltd.	73,325
1,062	Nitto Denko Corp.	74,037
962	NOK Corp.	21,577
1,314	Nomura Research Institute Ltd.	45,578
3,414	NSK Ltd.	37,881
20,626	NTT DoCoMo, Inc.	518,275
3,939	Obayashi Corp.	37,971
579	OBIC Co. Ltd.	30,084
1,226	OMRON Corp.	47,017
1,084	Oracle Corp. Japan	59,004
1,853	Oriental Land Co. Ltd.	108,216
11,500	Osaka Gas Co. Ltd.	47,790
527	Otsuka Corp.	25,075
13,031	Panasonic Corp.	136,033
650	Pigeon Corp.	18,309
349	Pola Orbis Holdings, Inc.	29,027
9,389	Renesas Electronics Corp.(a)	59,237
349	Rinnai Corp.	33,543
176	Ryohin Keikaku Co. Ltd.	37,583
596	Sanrio Co. Ltd.	11,167
2,713	Santen Pharmaceutical Co. Ltd.	39,604
579	SCSK Corp.	21,599
1,326	Secom Co. Ltd.	95,685
2,364	Seiko Epson Corp.	47,984
525	Shimano, Inc.	89,727
17,501	Shinsei Bank Ltd.	28,312
625	Sohgo Security Services Co. Ltd.	28,489

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
2,608	Sompo Holdings, Inc.	$84,480
962	Stanley Electric Co. Ltd.	26,484
2,012	Sumitomo Dainippon Pharma Co. Ltd.	34,866
1,487	Sumitomo Rubber Industries Ltd.	24,876
349	Sundrug Co. Ltd.	27,466
3,426	Suzuki Motor Corp.	121,606
1,056	Sysmex Corp.	73,257
4,883	T&D Holdings, Inc.	59,060
6,124	Taisei Corp.	45,922
2,012	Terumo Corp.	77,830
3,499	Toho Gas Co. Ltd.	32,398
5,416	Tokio Marine Holdings, Inc.	213,836
1,016	Tokyo Electron Ltd.	91,733
1,751	TonenGeneral Sekiyu K.K.	17,263
4,150	Tosoh Corp.	27,131
962	TOTO Ltd.	38,449
1,050	Toyota Boshoku Corp.	26,399
1,763	Toyota Industries Corp.	80,781
874	Trend Micro, Inc.	30,773
1,706	USS Co. Ltd.	28,865
1,314	Yamaha Corp.	46,953
1,487	Yaskawa Electric Corp.	23,730
1,575	Yokogawa Electric Corp.	22,137

		6,466,512

	Jordan—0.1%
1,326	Hikma Pharmaceuticals PLC	28,396

	New Zealand—0.2%
3,313	Fisher & Paykel Healthcare Corp. Ltd.	20,999
10,393	Spark New Zealand Ltd.	27,213

		48,212

	Norway—0.1%
698	Salmar ASA	22,687

	Portugal—0.4%
4,165	Jeronimo Martins SGPS SA	71,544

	Singapore—1.6%
11,659	ComfortDelGro Corp. Ltd.	21,276
8,456	SATS Ltd.	29,404
7,920	Singapore Exchange Ltd.	40,342
8,360	Singapore Press Holdings Ltd.	22,343
75,741	Singapore Telecommunications Ltd.	211,132

		324,497

	South Africa—0.2%
2,071	Mondi PLC	40,355

	South Korea—2.7%
298	Amorepacific Corp.	93,495
390	AMOREPACIFIC Group	50,444
839	Cheil Worldwide, Inc.	12,428
441	Coway Co. Ltd.	34,532
465	Grand Korea Leisure Co. Ltd.	8,819
353	Hanmi Science Co. Ltd.	23,477
137	Hanssem Co. Ltd.	21,252

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

PowerShares S&P International Developed Quality Portfolio (IDHQ) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
508	Hyundai Development Co.-Engineering & Construction	$21,532
238	KEPCO Plant Service & Engineering Co. Ltd.	11,419
129	Korea Kolmar Co. Ltd.	9,188
2,608	KT Corp. ADR	41,702
667	KT&G Corp.	65,869
82	LG Household & Health Care Ltd.	58,764
193	Loen Entertainment, Inc.(a)	11,368
201	Lotte Chemical Corp.	50,678
35	Medy-Tox, Inc.	12,443
268	S-1 Corp.	21,665

		549,075

	Spain—4.3%
6,209	Abertis Infraestructuras SA	92,055
6,570	Endesa SA	139,468
18,690	Industria de Diseno Textil SA	652,440

		883,963

	Sweden—2.7%
2,399	Alfa Laval AB	34,516
5,287	Atlas Copco AB, Class A	155,302
1,916	Axfood AB	29,988
1,902	Electrolux AB, Series B	45,097
8,745	Hennes & Mauritz AB, Class B	246,312
2,295	Skanska AB, Class B	49,912

		561,127

	Switzerland—16.1%
11,819	ABB Ltd.	243,814
890	Actelion Ltd.	128,698
53	Givaudan SA	102,634
846	Kuehne + Nagel International AG	114,808
14,441	Nestle SA	1,047,772
4,116	Roche Holding AG	946,901
291	Schindler Holding AG-PC	54,116
45	SGS SA	91,283
2,070	Swiss Re AG	192,368
278	Swisscom AG	127,263
476	Syngenta AG	190,419
1,650	Wolseley PLC	85,636

		3,325,712

	United Kingdom—11.9%
2,065	Admiral Group PLC	48,331
1,277	Aggreko PLC	12,496
4,314	Associated British Foods PLC	129,673
2,454	Burberry Group PLC	44,192
2,538	Coca-Cola European Partners PLC	97,561
10,592	Compass Group PLC	191,519
14,079	Diageo PLC	374,635
9,932	Direct Line Insurance Group PLC	41,968
2,938	easyJet PLC	33,610
5,043	Hargreaves Lansdown PLC	71,421
1,587	IMI PLC	19,259
23,304	ITV PLC	48,510
1,386	Johnson Matthey PLC	57,703
4,540	Pearson PLC	41,987

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
1,891	Persimmon PLC	$39,110
4,467	Reckitt Benckiser Group PLC	398,833
7,791	RELX PLC	138,971
5,710	Sage Group PLC (The)	50,298
1,872	Schroders PLC	64,429
4,816	Smith & Nephew PLC	69,559
3,558	Sports Direct International PLC(a)	12,020
14,113	Standard Life PLC	58,205
20,043	Taylor Wimpey PLC	34,675
9,126	Unilever NV CVA	381,950

		2,460,915

	United States—0.1%
320	ICON PLC(a)	25,690

	Total Investments (Cost $20,512,336)—100.0%	20,618,736
	Other assets less liabilities—0.0%	9,648

	Net Assets—100.0%	$20,628,384

Investment Abbreviations:

ADR—American Depositary Receipt

CVA—Dutch Certificates

PC—Participation Certificate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Statements of Assets and Liabilities

October 31, 2016

	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)	PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	PowerShares Emerging Markets Infrastructure Portfolio (PXR)
Assets:
Unaffiliated investments, at value(a)	$1,274,612	$173,849,264	$183,616,850	$20,276,663
Affiliated investments, at value	—	2,754,010	1,098,965	—

Total investments, at value	1,274,612	176,603,274	184,715,815	20,276,663
Foreign currencies, at value	10,048	50,875	—	915
Receivables:
Dividends	1,356	162,675	22,181	14,042
Foreign tax reclaims	297	902,647	49,199	270
Securities lending	—	33,106	—	—
Settlement proceeds	—	7,240	—	—
Investments sold	—	17	—	—
Unrealized appreciation on forward foreign currency contracts outstanding	33,792	—	—	—

Total Assets	1,320,105	177,759,834	184,787,195	20,291,890

Liabilities:
Due to custodian	10,119	983,244	—	21,455
Due to foreign custodian	—	—	980,804	—
Payables:
Collateral upon return of securities loaned	—	2,754,010	—	—
Investments purchased	—	84	—	—
Unrealized depreciation on forward foreign currency contracts outstanding	126	—	—	—
Accrued unitary management fees	281	121,037	138,420	12,796
Accrued expenses	—	10,418	—	—

Total Liabilities	10,526	3,868,793	1,119,224	34,251

Net Assets	$1,309,579	$173,891,041	$183,667,971	$20,257,639

Net Assets Consist of:
Shares of beneficial interest	$1,285,262	$272,029,769	$296,569,203	$60,050,720
Undistributed net investment income	12,969	228,635	—	24,233
Undistributed net realized gain (loss)	(55,355)	(102,276,950)	(131,204,934)	(37,784,396)
Net unrealized appreciation (depreciation)	66,703	3,909,587	18,303,702	(2,032,918)

Net Assets	$1,309,579	$173,891,041	$183,667,971	$20,257,639

Shares outstanding (unlimited amount authorized, $0.01 par value)	50,001	7,800,000	11,400,000	650,000
Net asset value	$26.19	$22.29	$16.11	$31.17

Market price	$26.16	$22.27	$16.10	$31.10

Unaffiliated investments, at cost	$1,241,390	$169,855,597	$165,311,730	$22,309,626

Affiliated investments, at cost	$—	$2,754,010	$1,098,965	$—

Total investments, at cost	$1,241,390	$172,609,607	$166,410,695	$22,309,626

Foreign currencies, at cost	$10,183	$51,033	$(980,804)	$914

(a) Includes securities on loan with an aggregate value of:	$—	$2,585,503	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	PowerShares Global Agriculture Portfolio (PAGG)	PowerShares Global Clean Energy Portfolio (PBD)	PowerShares Global Gold and Precious Metals Portfolio (PSAU)

$169,329,378	$23,999,269	$936,359,410	$162,511,233	$618,205,536	$22,302,243	$56,279,903	$42,762,104
—	—	13,665,318	3,949,685	7,130,798	960,398	5,023,977	—

169,329,378	23,999,269	950,024,728	166,460,918	625,336,334	23,262,641	61,303,880	42,762,104
—	689	—	—	44,832	9,345	60,290	—

57,826	3,433	2,296,134	431,417	604,839	22,827	46,220	5,495
525,878	303	2,073,159	161,842	3,980	198,035	43,096	2,642
—	—	51,601	7,753	—	567	16,060	335
—	—	11	139	7,257	—	234,653	—
—	—	82	—	—	—	—	—
4,552,861	—	—	—	—	—	—	—

174,465,943	24,003,694	954,445,715	167,062,069	625,997,242	23,493,415	61,704,199	42,770,576

410,741	3,298	1,305,569	107,547	353,642	217,763	491,161	2,320
1,631	—	447,717	82,275	—	—	—	54

—	—	13,665,318	3,949,685	—	960,398	5,023,977	—
4,609,015	—	423	51	58	—	—	—
99,812	—	—	—	—	—	—	—
36,234	10,074	356,844	68,223	245,145	14,109	36,601	26,795
—	—	20,276	—	—	—	—	—

5,157,433	13,372	15,796,147	4,207,781	598,845	1,192,270	5,551,739	29,169

$169,308,510	$23,990,322	$938,649,568	$162,854,288	$625,398,397	$22,301,145	$56,152,460	$42,741,407

$182,457,642	$34,846,118	$1,068,897,289	$164,568,619	$706,695,873	$42,227,172	$243,477,379	$63,579,355
1,252,324	(49,496)	4,136,553	(182,450)	1,129,694	82,513	109,331	94,182
(11,839,186)	(9,198,513)	(60,354,042)	(15,705,222)	(133,330,067)	(13,724,680)	(189,290,322)	(19,499,538)
(2,562,270)	(1,607,787)	(74,030,232)	14,173,341	50,902,897	(6,283,860)	1,856,072	(1,432,592)

$169,308,510	$23,990,322	$938,649,568	$162,854,288	$625,398,397	$22,301,145	$56,152,460	$42,741,407

7,100,001	500,000	25,550,000	5,950,000	33,250,000	950,000	5,275,000	2,050,000
$23.85	$47.98	$36.74	$27.37	$18.81	$23.47	$10.65	$20.85

$23.83	$47.75	$36.68	$27.30	$18.80	$23.50	$10.62	$20.87

$176,331,296	$25,607,059	$1,010,258,987	$148,315,801	$567,405,091	$28,567,687	$54,414,292	$44,193,842

$—	$—	$13,665,318	$3,949,685	$7,043,136	$960,398	$5,023,977	$—

$176,331,296	$25,607,059	$1,023,924,305	$152,265,486	$574,448,227	$29,528,085	$59,438,269	$44,193,842

$(1,631)	$689	$(459,850)	$(84,452)	$44,721	$9,330	$61,698	$(55)

$—	$—	$12,806,065	$3,711,968	$—	$904,269	$4,660,685	$—

93

Statements of Assets and Liabilities (continued)

October 31, 2016

	PowerShares Global Water Portfolio (PIO)	PowerShares International BuyBack AchieversTM Portfolio (IPKW)	PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)	PowerShares S&P International Developed Quality Portfolio (IDHQ)
Assets:
Unaffiliated investments, at value	$188,211,423	$92,177,523	$1,204,694	$20,618,736

Foreign currencies, at value	485,678	—	—	12,080
Cash segregated as collateral	—	61,370	—	—
Receivables:
Dividends	320,412	204,110	7,546	56,475
Foreign tax reclaims	399,050	80,893	—	60,824
Settlement proceeds	51,739	—	—	631
Investments sold	—	3,071,581	—	—
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	46,176	—

Total Assets	189,468,302	95,595,477	1,258,416	20,748,746

Liabilities:
Due to custodian	673,677	18,221	7,047	112,357
Due to foreign custodian	—	201,031	—	—
Payables:
Investments purchased	—	3,071,118	—	—
Collateral upon receipt of securities in-kind	—	61,370	—	—
Unrealized depreciation on forward foreign currency contracts outstanding	—	—	181	—
Accrued unitary management fees	121,830	41,545	260	8,005
Accrued expenses	7,886	—	—	—

Total Liabilities	803,393	3,393,285	7,488	120,362

Net Assets	$188,664,909	$92,202,192	$1,250,928	$20,628,384

Net Assets Consist of:
Shares of beneficial interest	$264,386,029	$95,940,623	$1,283,761	$46,435,048
Undistributed net investment income	649,550	383,421	15,024	124,877
Undistributed net realized gain (loss)	(104,228,127)	(5,709,269)	(188,633)	(26,030,015)
Net unrealized appreciation	27,857,457	1,587,417	140,776	98,474

Net Assets	$188,664,909	$92,202,192	$1,250,928	$20,628,384

Shares outstanding (unlimited amount authorized, $0.01 par value)	8,850,000	3,300,000	50,001	1,050,000
Net asset value	$21.32	$27.94	$25.02	$19.65

Market price	$21.29	$28.02	$24.91	$19.61

Unaffiliated investments, at cost	$160,322,078	$90,626,698	$1,109,609	$20,512,336

Foreign currencies, at cost	$493,679	$(248,885)	$—	$12,342

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

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Statements of Operations

For the year ended October 31, 2016

	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)	PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	PowerShares Emerging Markets Infrastructure Portfolio (PXR)
Investment Income:
Unaffiliated dividend income	$55,387	$5,433,582	$3,855,333	$459,394
Affiliated dividend income	18	280	833	34
Securities lending income	—	33,106	—	54,603
Foreign withholding tax	(4,724)	(478,687)	(574,585)	(51,593)

Total Income	50,681	4,988,281	3,281,581	462,438

Expenses:
Unitary management fees	3,794	1,729,777	1,519,504	151,378
Professional fees	—	20,682	—	119

Total Expenses	3,794	1,750,459	1,519,504	151,497

Less: Waivers	(23)	(122)	(522)	(17)

Net Expenses	3,771	1,750,337	1,518,982	151,480

Net Investment Income	46,910	3,237,944	1,762,599	310,958

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(37,399)	(4,417,566)	(14,486,091)	(4,695,902)
In-kind redemptions	23,244	3,717,757	(775,211)	(1,015,569)
Foreign currencies	(1,932)	(131,591)	(184,573)	(7,602)
Forward foreign currency contracts	2,043	—	—	—

Net realized gain (loss)	(14,044)	(831,400)	(15,445,875)	(5,719,073)

Change in net unrealized appreciation (depreciation) on:
Investment securities	(54,259)	(9,871,588)	13,676,204	4,690,674
Foreign currencies	(184)	9,116	27,021	34
Forward foreign currency contracts	35,241	—	—	—

Net change in unrealized appreciation (depreciation)	(19,202)	(9,862,472)	13,703,225	4,690,708

Net realized and unrealized gain (loss)	(33,246)	(10,693,872)	(1,742,650)	(1,028,365)

Net increase (decrease) in net assets resulting from operations	$13,664	$(7,455,928)	$19,949	$(717,407)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	PowerShares Global Agriculture Portfolio (PAGG)	PowerShares Global Clean Energy Portfolio (PBD)	PowerShares Global Gold and Precious Metals Portfolio (PSAU)

$8,686,515	$856,697	$28,932,147	$4,100,294	$14,085,564	$716,938	$1,182,899	$345,749
1,266	63	1,301	354	51,810	—	8	30
—	—	664,866	126,336	—	14,688	451,034	3,413
(1,086,927)	(40,007)	(2,391,546)	(415,362)	(1,578,762)	(61,551)	(98,027)	(30,123)

7,600,854	816,753	27,206,768	3,811,622	12,558,612	670,075	1,535,914	319,069

494,257	109,577	3,493,542	745,377	1,958,364	177,886	446,407	298,831
—	—	27,690	2,282	—	1,945	442	—

494,257	109,577	3,521,232	747,659	1,958,364	179,831	446,849	298,831

(678)	(38)	(768)	(204)	(37,670)	—	(5)	(23)

493,579	109,539	3,520,464	747,455	1,920,694	179,831	446,844	298,808

7,107,275	707,214	23,686,304	3,064,167	10,637,918	490,244	1,089,070	20,261

(12,582,228)	(743,731)	(21,160,833)	(5,307,856)	(26,598,140)	(4,746,603)	(5,662,704)	(6,762,512)
(814,540)	75,126	1,804,625	3,226,453	(922,987)	(463,818)	1,095,985	4,934,595
(583,471)	6,382	64,547	47,635	(228,177)	2,367	(30,863)	(30,110)
4,808,848	—	—	—	—	—	—	—

(9,171,391)	(662,223)	(19,291,661)	(2,033,768)	(27,749,304)	(5,208,054)	(4,597,582)	(1,858,027)

(10,792,140)	2,201,051	(16,800,921)	8,211,471	125,535,603	3,239,588	(255,122)	16,432,984
(12,923)	20	(17,906)	(11,745)	55,542	1,843	4,379	(153)
2,748,558	—	—	—	—	—	—	—

(8,056,505)	2,201,071	(16,818,827)	8,199,726	125,591,145	3,241,431	(250,743)	16,432,831

(17,227,896)	1,538,848	(36,110,488)	6,165,958	97,841,841	(1,966,623)	(4,848,325)	14,574,804

$(10,120,621)	$2,246,062	$(12,424,184)	$9,230,125	$108,479,759	$(1,476,379)	$(3,759,255)	$14,595,065

97

Statements of Operations (continued)

For the year ended October 31, 2016

	PowerShares Global Water Portfolio (PIO)	PowerShares International BuyBack AchieversTM Portfolio (IPKW)	PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)	PowerShares S&P International Developed Quality Portfolio (IDHQ)
Investment Income:
Unaffiliated dividend income	$5,044,849	$2,612,914	$25,710	$611,021
Affiliated dividend income	105	348	3	71
Securities lending income	75,365	—	—	—
Foreign withholding tax	(300,334)	(170,973)	(3,579)	(64,935)

Total Income	4,819,985	2,442,289	22,134	546,157

Expenses:
Unitary management fees	1,529,364	406,208	3,661	96,757
Professional fees	(12,951)	—	—	974

Total Expenses	1,516,413	406,208	3,661	97,731

Less: Waivers	(71)	(194)	(3)	(38)

Net Expenses	1,516,342	406,014	3,658	97,693

Net Investment Income	3,303,643	2,036,275	18,476	448,464

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(7,055,570)	(2,685,385)	40,061	(1,879,698)
In-kind redemptions	10,486,008	3,238,385	62,569	2,051,817
Foreign currencies	(184,546)	(57,768)	(13,212)	53,276
Forward foreign currency contracts	—	—	(200,631)	—

Net realized gain (loss)	3,245,892	495,232	(111,213)	225,395

Change in net unrealized appreciation (depreciation) on:
Investment securities	(10,975,575)	2,059,610	(38,959)	(646,337)
Foreign currencies	(6,806)	38,529	(303)	(1,777)
Forward foreign currency contracts	—	—	35,643	—

Net change in unrealized appreciation (depreciation)	(10,982,381)	2,098,139	(3,619)	(648,114)

Net realized and unrealized gain (loss)	(7,736,489)	2,593,371	(114,832)	(422,719)

Net increase (decrease) in net assets resulting from operations	$(4,432,846)	$4,629,646	$(96,356)	$25,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

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Statements of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)		PowerShares DWA Developed Markets Momentum Portfolio (PIZ)
	2016	2015(a)	2016	2015
Operations:
Net investment income	$46,910	$3,377	$3,237,944	$3,836,494
Net realized gain (loss)	(14,044)	(81)	(831,400)	(36,300,363)
Net change in unrealized appreciation (depreciation)	(19,202)	85,905	(9,862,472)	11,218,719

Net increase (decrease) in net assets resulting from operations	13,664	89,201	(7,455,928)	(21,245,150)

Distributions to Shareholders from:
Net investment income	(53,569)	—	(3,575,110)	(4,075,936)
Net realized gains	(5,146)	—	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	(58,715)	—	(3,575,110)	(4,075,936)

Shareholder Transactions:
Proceeds from shares sold	1,302,119	2,566,867	—	135,238,189
Value of shares repurchased	(2,603,557)	—	(79,074,299)	(229,242,363)
Transaction fees	—	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	(1,301,438)	2,566,867	(79,074,299)	(94,004,174)

Increase (Decrease) in Net Assets	(1,346,489)	2,656,068	(90,105,337)	(119,325,260)

Net Assets:
Beginning of year	2,656,068	—	263,996,378	383,321,638

End of year	$1,309,579	$2,656,068	$173,891,041	$263,996,378

Undistributed net investment income at end of year	$12,969	$3,221	$228,635	$688,386

Changes in Shares Outstanding:
Shares sold	50,000	100,001	—	5,300,000
Shares repurchased	(100,000)	—	(3,500,000)	(9,650,000)
Shares outstanding, beginning of year	100,001	—	11,300,000	15,650,000

Shares outstanding, end of year	50,001	100,001	7,800,000	11,300,000

(a)	For the period October 6, 2015 (commencement of investment operations) through October 31, 2015.
(b)	For the period May 4, 2015 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)		PowerShares Emerging Markets Infrastructure Portfolio (PXR)		PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)		PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)
2016	2015	2016	2015	2016	2015(b)	2016	2015

$1,762,599	$2,047,692	$310,958	$551,657	$7,107,275	$427,321	$707,214	$1,473,392
(15,445,875)	(33,620,140)	(5,719,073)	(3,450,751)	(9,171,391)	(2,835,148)	(662,223)	(2,149,850)
13,703,225	(29,050,307)	4,690,708	(1,877,613)	(8,056,505)	5,494,235	2,201,071	(6,647,564)

19,949	(60,622,755)	(717,407)	(4,776,707)	(10,120,621)	3,086,408	2,246,062	(7,324,022)

(2,384,361)	(1,862,258)	(355,728)	(562,003)	(8,081,224)	(19,178)	(858,645)	(1,354,446)
—	—	—	—	—	—	—	—
(66,148)	—	—	—	—	—	—	—

(2,450,509)	(1,862,258)	(355,728)	(562,003)	(8,081,224)	(19,178)	(858,645)	(1,354,446)

17,607,844	77,328,655	—	—	190,264,696	169,744,737	2,210,526	—
(27,837,124)	(221,746,185)	(6,540,888)	(3,600,407)	(175,566,308)	—	(2,185,883)	(13,112,366)
59,744	486,827	—	—	—	—	—	—

(10,169,536)	(143,930,703)	(6,540,888)	(3,600,407)	14,698,388	169,744,737	24,643	(13,112,366)

(12,600,096)	(206,415,716)	(7,614,023)	(8,939,117)	(3,503,457)	172,811,967	1,412,060	(21,790,834)

196,268,067	402,683,783	27,871,662	36,810,779	172,811,967	—	22,578,262	44,369,096

$183,667,971	$196,268,067	$20,257,639	$27,871,662	$169,308,510	$172,811,967	$23,990,322	$22,578,262

$—	$751,831	$24,233	$74,208	$1,252,324	$1,093,304	$(49,496)	$60,032

1,100,000	4,100,000	—	—	7,850,000	6,850,001	50,000	—
(1,950,000)	(13,150,000)	(250,000)	(100,000)	(7,600,000)	—	(50,000)	(300,000)
12,250,000	21,300,000	900,000	1,000,000	6,850,001	—	500,000	800,000

11,400,000	12,250,000	650,000	900,000	7,100,001	6,850,001	500,000	500,000

101

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2016 and 2015

	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)		PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)
	2016	2015	2016	2015
Operations:
Net investment income	$23,686,304	$23,816,453	$3,064,167	$2,021,602
Net realized gain (loss)	(19,291,661)	34,388,849	(2,033,768)	804,550
Net change in unrealized appreciation (depreciation)	(16,818,827)	(91,805,638)	8,199,726	1,293,636

Net increase (decrease) in net assets resulting from operations	(12,424,184)	(33,600,336)	9,230,125	4,119,788

Distributions to Shareholders from:
Net investment income	(23,487,004)	(22,728,390)	(3,521,834)	(1,894,365)

Shareholder Transactions:
Proceeds from shares sold	312,511,011	293,870,441	22,671,965	42,312,799
Value of shares repurchased	(125,486,253)	(212,273,153)	(9,146,629)	(6,832,131)

Net increase (decrease) in net assets resulting from shares transactions	187,024,758	81,597,288	13,525,336	35,480,668

Increase (Decrease) in Net Assets	151,113,570	25,268,562	19,233,627	37,706,091

Net Assets:
Beginning of year	787,535,998	762,267,436	143,620,661	105,914,570

End of year	$938,649,568	$787,535,998	$162,854,288	$143,620,661

Undistributed net investment income at end of year	$4,136,553	$3,524,101	$(182,450)	$(53,616)

Changes in Shares Outstanding:
Shares sold	8,850,000	7,200,000	900,000	1,650,000
Shares repurchased	(3,700,000)	(5,300,000)	(350,000)	(250,000)
Shares outstanding, beginning of year	20,400,000	18,500,000	5,400,000	4,000,000

Shares outstanding, end of year	25,550,000	20,400,000	5,950,000	5,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)		PowerShares Global Agriculture Portfolio (PAGG)		PowerShares Global Clean Energy Portfolio (PBD)		PowerShares Global Gold and Precious Metals Portfolio (PSAU)
2016	2015	2016	2015	2016	2015	2016	2015

$10,637,918	$10,907,508	$490,244	$1,067,505	$1,089,070	$747,926	$20,261	$121,891
(27,749,304)	(50,147,939)	(5,208,054)	(1,473,440)	(4,597,582)	139,356	(1,858,027)	(8,464,016)
125,591,145	(54,090,317)	3,241,431	(4,361,616)	(250,743)	(6,858,965)	16,432,831	871,806

108,479,759	(93,330,748)	(1,476,379)	(4,767,551)	(3,759,255)	(5,971,683)	14,595,065	(7,470,319)

(11,147,902)	(9,357,675)	(520,195)	(1,114,870)	(1,139,789)	(700,178)	(25,870)	(138,487)

259,038,350	130,069,015	—	—	—	7,312,370	27,894,011	31,431,974
(24,369,455)	(121,183,360)	(3,306,307)	(22,211,750)	(5,710,569)	(11,166,396)	(17,193,034)	(24,650,928)

234,668,895	8,885,655	(3,306,307)	(22,211,750)	(5,710,569)	(3,854,026)	10,700,977	6,781,046

332,000,752	(93,802,768)	(5,302,881)	(28,094,171)	(10,609,613)	(10,525,887)	25,270,172	(827,760)

293,397,645	387,200,413	27,604,026	55,698,197	66,762,073	77,287,960	17,471,235	18,298,995

$625,398,397	$293,397,645	$22,301,145	$27,604,026	$56,152,460	$66,762,073	$42,741,407	$17,471,235

$1,129,694	$1,841,046	$82,513	$104,045	$109,331	$177,490	$94,182	$22,670

16,050,000	6,950,000	—	—	—	600,000	1,500,000	1,700,000
(1,800,000)	(6,950,000)	(150,000)	(800,000)	(550,000)	(950,000)	(800,000)	(1,550,000)
19,000,000	19,000,000	1,100,000	1,900,000	5,825,000	6,175,000	1,350,000	1,200,000

33,250,000	19,000,000	950,000	1,100,000	5,275,000	5,825,000	2,050,000	1,350,000

103

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2016 and 2015

	PowerShares Global Water Portfolio (PIO)		PowerShares International BuyBack AchieversTM Portfolio (IPKW)
	2016	2015	2016	2015
Operations:
Net investment income	$3,303,643	$3,408,468	$2,036,275	$569,472
Net realized gain (loss)	3,245,892	2,198,876	495,232	336,383
Net change in unrealized appreciation (depreciation)	(10,982,381)	(20,237,082)	2,098,139	(74,980)

Net increase (decrease) in net assets resulting from operations	(4,432,846)	(14,629,738)	4,629,646	830,875

Distributions to Shareholders from:
Net investment income	(2,943,188)	(3,532,866)	(2,039,215)	(349,993)
Net realized gains	—	—	—	—

Total distributions to shareholders	(2,943,188)	(3,532,866)	(2,039,215)	(349,993)

Shareholder Transactions:
Proceeds from shares sold	—	6,128,370	60,024,324	63,225,930
Value of shares repurchased	(45,790,737)	(34,501,225)	(28,511,244)	(23,144,975)

Net increase (decrease) in net assets resulting from shares transactions	(45,790,737)	(28,372,855)	31,513,080	40,080,955

Increase (Decrease) in Net Assets	(53,166,771)	(46,535,459)	34,103,511	40,561,837

Net Assets:
Beginning of year	241,831,680	288,367,139	58,098,681	17,536,844

End of year	$188,664,909	$241,831,680	$92,202,192	$58,098,681

Undistributed net investment income at end of year	$649,550	$473,641	$383,421	$305,392

Changes in Shares Outstanding:
Shares sold	—	250,000	2,200,000	2,300,000
Shares repurchased	(2,200,000)	(1,550,000)	(1,050,000)	(850,000)
Shares outstanding, beginning of year	11,050,000	12,350,000	2,150,000	700,000

Shares outstanding, end of year	8,850,000	11,050,000	3,300,000	2,150,000

(a)	For the period October 6, 2015 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)		PowerShares S&P International Developed Quality Portfolio (IDHQ)
2016	2015(a)	2016	2015

$18,476	$243	$448,464	$291,587
(111,213)	—	225,395	58,950
(3,619)	144,395	(648,114)	527,727

(96,356)	144,638	25,745	878,264

(10,051)	—	(448,611)	(270,592)
(10,531)	—	—	—

(20,582)	—	(448,611)	(270,592)

1,241,552	2,542,510	16,658,112	2,067,429
(2,560,834)	—	(14,787,248)	—

(1,319,282)	2,542,510	1,870,864	2,067,429

(1,436,220)	2,687,148	1,447,998	2,675,101

2,687,148	—	19,180,386	16,505,285

$1,250,928	$2,687,148	$20,628,384	$19,180,386

$15,024	$243	$124,877	$63,450

50,000	100,001	850,000	100,000
(100,000)	—	(750,000)	—
100,001	—	950,000	850,000

50,001	100,001	1,050,000	950,000

105

Financial Highlights

PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)

	Year Ended October 31, 2016	For the Period October 6, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$26.56	$25.66
Net investment income(b)	0.81	0.03
Net realized and unrealized gain (loss) on investments	(0.29)	0.87
Total from investment operations	0.52	0.90
Distributions to shareholders from:
Net investment income	(0.79)	—
Net realized gains	(0.10)	—
Total distributions	(0.89)	—
Net asset value at end of period	$26.19	$26.56
Market price at end of period(c)	$26.16	$26.52
Net Asset Value Total Return(d)	2.04%	3.51	%(e)
Market Price Total Return(d)	2.06%	3.35	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,310	$2,656
Ratio to average net assets of:
Expenses	0.25%	0.25	%(f)
Net investment income	3.09%	2.05	%(f)
Portfolio turnover rate(g)	75%	0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 2.47%. The market price total return from Fund Inception to October 31, 2015 was 2.20%.
(f) Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$23.36	$24.49	$25.39	$19.33	$18.85
Net investment income(a)	0.35	0.27	0.38	0.35	0.40
Net realized and unrealized gain (loss) on investments	(1.04)	(1.15)	(0.43)	6.00	0.56
Total from investment operations	(0.69)	(0.88)	(0.05)	6.35	0.96
Distributions to shareholders from:
Net investment income	(0.38)	(0.25)	(0.85)	(0.29)	(0.48)
Net asset value at end of year	$22.29	$23.36	$24.49	$25.39	$19.33
Market price at end of year(b)	$22.27	$23.21	$24.55	$25.47	$19.44
Net Asset Value Total Return(c)	(2.97)%	(3.63)%	(0.35)%	33.09%	5.43%
Market Price Total Return(c)	(2.43)%	(4.48)%	(0.43)%	32.75%	6.99%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$173,891	$263,996	$383,322	$507,811	$65,735
Ratio to average net assets of:
Expenses	0.81%	0.81%	0.80%	0.81%	0.80%
Net investment income	1.50%	1.10%	1.48%	1.55%	2.19%
Portfolio turnover rate(d)	124%	120%	99%	96%	133%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Financial Highlights (continued)

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

	Year Ended October 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$16.02		$18.91	$18.78	$17.44	$16.33
Net investment income(a)	0.16		0.12	0.13	0.24	0.19
Net realized and unrealized gain (loss) on investments	0.14	(b)	(2.94)	0.08	1.24	1.12
Total from investment operations	0.30		(2.82)	0.21	1.48	1.31
Distributions to shareholders from:
Net investment income	(0.21)		(0.10)	(0.10)	(0.16)	(0.20)
Return of capital	(0.01)		—	—	—	—
Total distributions	(0.22)		(0.10)	(0.10)	(0.16)	(0.20)
Transaction fees(a)	0.01		0.03	0.02	0.02	—
Net asset value at end of year	$16.11		$16.02	$18.91	$18.78	$17.44
Market price at end of year(c)	$16.10		$15.97	$18.79	$18.76	$17.48
Net Asset Value Total Return(d)	2.00	%(b)	(14.78)%	1.27%	8.66%	8.12%
Market Price Total Return(d)	2.25%		(14.50)%	0.74%	8.29%	8.84%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$183,668		$196,268	$402,684	$373,792	$182,842
Ratio to average net assets of:
Expenses	0.90%		0.90%	0.90%	0.91%	0.90%
Net investment income	1.04%		0.68%	0.69%	1.26%	1.12%
Portfolio turnover rate(e)	160%		176%	147%	142%	181%

(a)	Based on average shares outstanding.
(b)	Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $0.10 and total return would have been lower.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

	Year Ended October 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$30.97		$36.81	$38.71	$40.15	$40.96
Net investment income(a)	0.45		0.60	0.53	0.54	0.58
Net realized and unrealized gain (loss) on investments	0.26	(b)	(5.83)	(1.74)	(1.48)	(0.57)
Total from investment operations	0.71		(5.23)	(1.21)	(0.94)	0.01
Distributions to shareholders from:
Net investment income	(0.51)		(0.61)	(0.69)	(0.50)	(0.82)
Net asset value at end of year	$31.17		$30.97	$36.81	$38.71	$40.15
Market price at end of year(c)	$31.10		$30.67	$36.62	$38.31	$39.90
Net Asset Value Total Return(d)	2.44	%(b)	(14.36)%	(3.16)%	(2.35)%	0.13%
Market Price Total Return(d)	3.21%		(14.74)%	(2.65)%	(2.75)%	0.15%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$20,258		$27,872	$36,811	$71,615	$94,351
Ratio to average net assets of:
Expenses	0.75%		0.77%	0.76%	0.76%	0.75%
Net investment income	1.54%		1.69%	1.42%	1.35%	1.46%
Portfolio turnover rate(e)	28%		34%	20%	30%	20%

(a)	Based on average shares outstanding.
(b)	Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $0.06 and total return would have been lower.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

Financial Highlights (continued)

PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)

	Year Ended October 31, 2016	For the Period May 4, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$25.23	$25.14
Net investment income(b)	0.86	0.11
Net realized and unrealized gain (loss) on investments	(1.38)	0.17
Total from investment operations	(0.52)	0.28
Distributions to shareholders from:
Net investment income	(0.86)	(0.19)
Net asset value at end of period	$23.85	$25.23
Market price at end of period(c)	$23.83	$25.21
Net Asset Value Total Return(d)	(2.00)%	1.16	%(e)
Market Price Total Return(d)	(2.02)%	1.08	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$169,309	$172,812
Ratio to average net assets of:
Expenses	0.25%	0.25	%(f)
Net investment income	3.59%	0.95	%(f)
Portfolio turnover rate(g)	77%	26%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 7, 2015, the first day of trading on the exchange) to October 31, 2015 was 3.68%. The market price total return from Fund Inception to October 31, 2015 was 3.25%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

	Year Ended October 31,
	2016	2015		2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$45.16	$55.46		$58.66	$54.04	$51.15
Net investment income(a)	1.41	1.98	(b)	1.77	1.54	1.37
Net realized and unrealized gain (loss) on investments	3.13	(10.57)		(3.17)	5.07	2.99
Total from investment operations	4.54	(8.59)		(1.40)	6.61	4.36
Distributions to shareholders from:
Net investment income	(1.72)	(1.71)		(1.80)	(1.99)	(1.47)
Net asset value at end of year	$47.98	$45.16		$55.46	$58.66	$54.04
Market price at end of year(c)	$47.75	$45.08		$55.40	$58.38	$53.84
Net Asset Value Total Return(d)	10.52%	(15.78)%		(2.38)%	12.50%	8.92%
Market Price Total Return(d)	10.21%	(15.83)%		(2.02)%	12.38%	9.33%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$23,990	$22,578		$44,369	$49,861	$56,743
Ratio to average net assets of:
Expenses, after Waivers	0.49%	0.49%		0.49%	0.51%	0.80%
Expenses, prior to Waivers	0.49%	0.49%		0.49%	0.53%	0.80%
Net investment income, after Waivers	3.16%	3.93	%(b)	3.10%	2.74%	2.72%
Portfolio turnover rate(e)	20%	19%		16%	32%	14%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.75 and 3.46%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Financial Highlights (continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

	Year Ended October 31,
	2016	2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$38.60	$41.20	$42.99		$34.18	$35.10
Net investment income(a)	1.09	1.16	1.55	(b)	1.08	0.99
Net realized and unrealized gain (loss) on investments	(1.82)	(2.65)	(1.79)		8.75	(0.90)
Total from investment operations	(0.73)	(1.49)	(0.24)		9.83	0.09
Distributions to shareholders from:
Net investment income	(1.13)	(1.11)	(1.55)		(1.02)	(1.01)
Net asset value at end of year	$36.74	$38.60	$41.20		$42.99	$34.18
Market price at end of year(c)	$36.68	$38.34	$41.71		$43.23	$34.29
Net Asset Value Total Return(d)	(1.73)%	(3.72)%	(0.72)%		29.20%	0.53%
Market Price Total Return(d)	(1.24)%	(5.55)%	(0.07)%		29.49%	2.35%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$938,650	$787,536	$762,267		$649,172	$283,715
Ratio to average net assets of:
Expenses, after Waivers	0.45%	0.46%	0.45%		0.48%	0.75%
Expenses, prior to Waivers	0.45%	0.46%	0.45%		0.49%	0.75%
Net investment income, after Waivers	3.05%	2.87%	3.57	%(b)	2.82%	2.99%
Portfolio turnover rate(e)	14%	12%	16%		17%	17%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.31 and 3.00%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$26.60	$26.48	$27.40	$22.18	$22.40
Net investment income(a)	0.53	0.46	0.48	0.44	0.40
Net realized and unrealized gain (loss) on investments	0.86	0.12	(0.79)	5.36	(0.15)
Total from investment operations	1.39	0.58	(0.31)	5.80	0.25
Distributions to shareholders from:
Net investment income	(0.62)	(0.46)	(0.61)	(0.58)	(0.47)
Net asset value at end of year	$27.37	$26.60	$26.48	$27.40	$22.18
Market price at end of year(b)	$27.30	$26.66	$27.11	$27.87	$22.30
Net Asset Value Total Return(c)	5.37%	2.18%	(1.21)%	26.56%	1.32%
Market Price Total Return(c)	4.87%	0.01%	(0.58)%	28.00%	4.40%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$162,854	$143,621	$105,915	$98,656	$59,880
Ratio to average net assets of:
Expenses, after Waivers	0.49%	0.50%	0.49%	0.52%	0.75%
Expenses, prior to Waivers	0.49%	0.50%	0.49%	0.54%	0.75%
Net investment income, after Waivers	2.01%	1.73%	1.73%	1.78%	1.84%
Portfolio turnover rate(d)	25%	24%	24%	27%	28%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Financial Highlights (continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$15.44	$20.38	$21.41	$21.20	$21.75
Net investment income(a)	0.42	0.53	0.60	0.56	0.50
Net realized and unrealized gain (loss) on investments	3.37	(5.02)	(1.02)	0.19	(0.44)
Total from investment operations	3.79	(4.49)	(0.42)	0.75	0.06
Distributions to shareholders from:
Net investment income	(0.42)	(0.45)	(0.61)	(0.54)	(0.61)
Net asset value at end of year	$18.81	$15.44	$20.38	$21.41	$21.20
Market price at end of year(b)	$18.80	$15.37	$20.25	$21.21	$21.11
Net Asset Value Total Return(c)	25.08%	(22.16)%	(2.03)%	3.67%	0.37%
Market Price Total Return(c)	25.57%	(22.00)%	(1.73)%	3.14%	(0.29)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$625,398	$293,398	$387,200	$367,102	$375,161
Ratio to average net assets of:
Expenses, after Waivers	0.48%	0.49%	0.49%	0.52%	0.85%
Expenses, prior to Waivers	0.49%	0.49%	0.49%	0.54%	0.85%
Net investment income, after Waivers	2.66%	2.88%	2.91%	2.66%	2.34%
Portfolio turnover rate(d)	16%	34%	22%	24%	33%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Agriculture Portfolio (PAGG)

	Year Ended October 31,
	2016	2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$25.09	$29.31	$29.60		$29.82	$29.71
Net investment income(a)	0.48	0.68	0.69	(b)	0.49	0.35
Net realized and unrealized gain (loss) on investments	(1.59)	(4.17)	(0.29)		(0.22)	0.15 (c)
Total from investment operations	(1.11)	(3.49)	0.40		0.27	0.50
Distributions to shareholders from:
Net investment income	(0.51)	(0.73)	(0.69)		(0.49)	(0.39)
Net asset value at end of year	$23.47	$25.09	$29.31		$29.60	$29.82
Market price at end of year(d)	$23.50	$25.05	$29.25		$29.49	$29.66
Net Asset Value Total Return(e)	(4.39)%	(12.10)%	1.31%		0.91%	1.85%
Market Price Total Return(e)	(4.11)%	(12.06)%	1.49%		1.07%	2.13%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$22,301	$27,604	$55,698		$93,233	$108,832
Ratio to average net assets of:
Expenses	0.76%	0.76%	0.75%		0.76%	0.75%
Net investment income	2.07%	2.35%	2.31	%(b)	1.63%	1.22%
Portfolio turnover rate(f)	36%	32%	22%		17%	30%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.53 and 1.77%, respectively.
(c)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Financial Highlights (continued)

PowerShares Global Clean Energy Portfolio (PBD)

	Year Ended October 31,
	2016		2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$11.46		$12.52	$12.04		$7.40	$9.89
Net investment income(a)	0.20		0.13	0.11		0.10	0.17
Net realized and unrealized gain (loss) on investments	(0.80	)(b)	(1.07)	0.47	(b)	4.65	(2.47)
Total from investment operations	(0.60)		(0.94)	0.58		4.75	(2.30)
Distributions to shareholders from:
Net investment income	(0.21)		(0.12)	(0.10)		(0.11)	(0.19)
Net asset value at end of year	$10.65		$11.46	$12.52		$12.04	$7.40
Market price at end of year(c)	$10.62		$11.46	$12.60		$12.03	$7.34
Net Asset Value Total Return(d)	(5.29	)%(b)	(7.51)%	4.79	%(b)	64.73%	(23.35)%
Market Price Total Return(d)	(5.56)%		(8.10)%	5.55%		65.94%	(23.03)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$56,152		$66,762	$77,288		$81,000	$56,456
Ratio to average net assets of:
Expenses	0.75%		0.77%	0.76%		0.82%	0.75%
Net investment income	1.83%		1.11%	0.83%		1.10%	2.05%
Portfolio turnover rate(e)	57%		51%	53%		48%	54%

(a)	Based on average shares outstanding.
(b)	Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $(0.83) and $0.42 for the year ended October 31, 2016 and the year ended October 31, 2104, respectively, and total return would have been lower.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$12.94	$15.25	$21.32	$40.49	$45.42
Net investment income(a)	0.01	0.08	0.05	0.19	0.22
Net realized and unrealized gain (loss) on investments	7.92	(2.29)	(6.07)	(19.26)	(4.54)
Total from investment operations	7.93	(2.21)	(6.02)	(19.07)	(4.32)
Distributions to shareholders from:
Net investment income	(0.02)	(0.10)	(0.05)	(0.10)	(0.61)
Net asset value at end of year	$20.85	$12.94	$15.25	$21.32	$40.49
Market price at end of year(b)	$20.87	$12.89	$15.17	$21.19	$41.12
Net Asset Value Total Return(c)	61.40%	(14.63)%	(28.31)%	(47.10)%	(9.48)%
Market Price Total Return(c)	62.19%	(14.51)%	(28.25)%	(48.22)%	(7.37)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$42,741	$17,471	$18,299	$29,848	$38,462
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.76%	0.75%
Net investment income	0.05%	0.49%	0.24%	0.70%	0.57%
Portfolio turnover rate(d)	27%	17%	18%	14%	19%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Global Water Portfolio (PIO)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$21.89	$23.35	$21.91	$17.01	$17.17
Net investment income(a)	0.34	0.29	0.34	0.36	0.32
Net realized and unrealized gain (loss) on investments	(0.60)	(1.45)	1.44	4.86	(0.15)
Total from investment operations	(0.26)	(1.16)	1.78	5.22	0.17
Distributions to shareholders from:
Net investment income	(0.31)	(0.30)	(0.34)	(0.32)	(0.33)
Net asset value at end of year	$21.32	$21.89	$23.35	$21.91	$17.01
Market price at end of year(b)	$21.29	$21.77	$23.30	$21.96	$16.93
Net Asset Value Total Return(c)	(1.14)%	(5.03)%	8.08%	30.91%	1.11%
Market Price Total Return(c)	(0.78)%	(5.35)%	7.59%	31.84%	1.95%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$188,665	$241,832	$288,367	$227,854	$206,712
Ratio to average net assets of:
Expenses	0.74%	0.76%	0.76%	0.83%	0.75%
Net investment income	1.62%	1.27%	1.46%	1.86%	1.90%
Portfolio turnover rate(d)	67%	78%	28%	52%	104%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares International BuyBack AchieversTM Portfolio (IPKW)

	Year Ended October 31,			For the Period February 24, 2014(a) Through October 31, 2014
	2016		2015
Per Share Operating Performance:
Net asset value at beginning of period	$27.02		$25.05	$25.03
Net investment income(b)	0.74	(c)	0.44	0.33
Net realized and unrealized gain (loss) on investments	0.89		1.82	(0.09)
Total from investment operations	1.63		2.26	0.24
Distributions to shareholders from:
Net investment income	(0.71)		(0.29)	(0.22)
Net asset value at end of period	$27.94		$27.02	$25.05
Market price at end of period(d)	$28.02		$26.96	$25.35
Net Asset Value Total Return(e)	6.25%		9.04%	0.91	%(f)
Market Price Total Return(e)	6.78%		7.51%	2.11	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$92,202		$58,099	$17,537
Ratio to average net assets of:
Expenses	0.55%		0.55%	0.55	%(g)
Net investment income	2.76	%(c)	1.68%	1.88	%(g)
Portfolio turnover rate(h)	106%		162%	130%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.51 and 1.90%, respectively.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (February 27, 2014, the first day of trading on the exchange) to October 31, 2014 was 1.23%. The market price total return from Fund Inception to October 31, 2014 was 1.87%.
(g) Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)

	Year Ended October 31, 2016	For the Period October 6, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$26.87	$25.42
Net investment income(b)	0.32	0.00	(c)
Net realized and unrealized gain (loss) on investments	(1.96)	1.45
Total from investment operations	(1.64)	1.45
Distributions to shareholders from:
Net investment income	(0.10)	—
Net realized gains	(0.11)	—
Total distributions	(0.21)	—
Net asset value at end of period	$25.02	$26.87
Market price at end of period(d)	$24.91	$26.70
Net Asset Value Total Return(e)	(6.17)%	5.70	%(f)
Market Price Total Return(e)	(5.98)%	5.04	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,251	$2,687
Ratio to average net assets of:
Expenses	0.25%	0.25	%(g)
Net investment income	1.26%	0.15	%(g)
Portfolio turnover rate(h)	80%	—%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 2.95%. The market price total return from Fund Inception to October 31, 2015 was 2.42%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P International Developed Quality Portfolio (IDHQ)

	Year Ended October 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$20.19		$19.42	$19.67	$16.65	$16.03
Net investment income(a)	0.41		0.33	0.35	0.32	0.29
Net realized and unrealized gain (loss) on investments	(0.54	)(b)	0.75	(0.21)	3.04	0.62
Total from investment operations	(0.13)		1.08	0.14	3.36	0.91
Distributions to shareholders from:
Net investment income	(0.41)		(0.31)	(0.39)	(0.34)	(0.29)
Net asset value at end of period	$19.65		$20.19	$19.42	$19.67	$16.65
Market price at end of period(c)	$19.61		$20.14	$19.59	$19.68	$16.81
Net Asset Value Total Return(d)	(0.62	)%(b)	5.60%	0.66%	20.44%	5.87%
Market Price Total Return(d)	(0.59)%		4.42%	1.48%	19.34%	9.50%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$20,628		$19,180	$16,505	$21,641	$18,312
Ratio to average net assets of:
Expenses, after Waivers	0.45%		0.49%	0.47%	0.57%	0.75%
Expenses, prior to Waivers	0.45%		0.49%	0.47%	0.59%	0.75%
Net investment income, after Waivers	2.09%		1.66%	1.73%	1.79%	1.82%
Portfolio turnover rate(e)	165%		78%	57%	28%	115%

(a)	Based on average shares outstanding.
(b)	Includes settlement proceeds recorded during the period. Had these settlement proceeds not been recorded Net realized and unrealized gain (loss) on investments per share would have been $(0.71) and total return would have been lower.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2016

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2016, the Trust offered sixty-seven portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)	“Developed EuroPacific Currency Hedged Low Volatility Portfolio”
PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	“DWA Developed Markets Momentum Portfolio”
PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	“DWA Emerging Markets Momentum Portfolio”
PowerShares Emerging Markets Infrastructure Portfolio (PXR)	“Emerging Markets Infrastructure Portfolio”
PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)	“Europe Currency Hedged Low Volatility Portfolio”
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	“FTSE RAFI Asia Pacific ex-Japan Portfolio”
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	“FTSE RAFI Developed Markets ex-U.S. Portfolio”
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	“FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio”
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	“FTSE RAFI Emerging Markets Portfolio”
PowerShares Global Agriculture Portfolio (PAGG)	“Global Agriculture Portfolio”
PowerShares Global Clean Energy Portfolio (PBD)	“Global Clean Energy Portfolio”
PowerShares Global Gold and Precious Metals Portfolio (PSAU)	“Global Gold and Precious Metals Portfolio”
PowerShares Global Water Portfolio (PIO)	“Global Water Portfolio”
PowerShares International BuyBack AchieversTM Portfolio (IPKW)	“International BuyBack AchieversTM Portfolio”
PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)	“Japan Currency Hedged Low Volatility Portfolio”
PowerShares S&P International Developed Quality Portfolio (IDHQ) (formerly, PowerShares S&P International Developed High Quality Portfolio)	“S&P International Developed Quality Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange
Developed EuroPacific Currency Hedged Low Volatility Portfolio	NYSE Arca, Inc.
DWA Developed Markets Momentum Portfolio	NYSE Arca, Inc.
DWA Emerging Markets Momentum Portfolio	NYSE Arca, Inc.
Emerging Markets Infrastructure Portfolio	NYSE Arca, Inc.
Europe Currency Hedged Low Volatility Portfolio	NYSE Arca, Inc.
FTSE RAFI Asia Pacific ex-Japan Portfolio	NYSE Arca, Inc.
FTSE RAFI Developed Markets ex-U.S. Portfolio	NYSE Arca, Inc.
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	NYSE Arca, Inc.
FTSE RAFI Emerging Markets Portfolio	NYSE Arca, Inc.
Global Agriculture Portfolio	The NASDAQ Stock Market LLC
Global Clean Energy Portfolio	NYSE Arca, Inc.
Global Gold and Precious Metals Portfolio	The NASDAQ Stock Market LLC
Global Water Portfolio	NYSE Arca, Inc.
International BuyBack AchieversTM Portfolio	The NASDAQ Stock Market LLC
Japan Currency Hedged Low Volatility Portfolio	NYSE Arca, Inc.
S&P International Developed Quality Portfolio	NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation

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Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Developed EuroPacific Currency Hedged Low Volatility Portfolio	S&P EPAC Ex Korea Low Volatility USD Hedged Index
DWA Developed Markets Momentum Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index
DWA Emerging Markets Momentum Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index
Emerging Markets Infrastructure Portfolio	S-Network Emerging Infrastructure Builders IndexSM
Europe Currency Hedged Low Volatility Portfolio	S&P Eurozone Low Volatility USD Hedged Index
FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Developed Asia Pacific ex-Japan Index
FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed ex-U.S. 1000 Index
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex-U.S. Mid-Small 1500 Index
FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Markets Index
Global Agriculture Portfolio	NASDAQ OMX Global Agriculture IndexSM
Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index
Global Gold and Precious Metals Portfolio	NASDAQ OMX Global Gold and Precious Metals IndexSM
Global Water Portfolio	NASDAQ OMX Global Water IndexSM
International BuyBack AchieversTM Portfolio	NASDAQ International BuyBack AchieversTM Index
Japan Currency Hedged Low Volatility Portfolio	S&P Japan 500® Low Volatility USD Hedged Index
S&P International Developed Quality Portfolio	S&P Quality Developed ex-U.S. LargeMidCap Index*

*	Effective after the close of markets on March 18, 2016, the underlying index changed from S&P International Developed High Quality Rankings Index to S&P Quality Developed ex-U.S. LargeMidCap Index.

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

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Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry or Geographic Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector, or, in a specific country or geographic region. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry, sector, country or region, each Fund will also concentrate its investments to approximately the same extent. By so concentrating its investments, a Fund may face more risks than if it were diversified broadly over numerous industries, sectors, countries or geographic regions. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV. Also, a natural or other disaster could occur in a country or geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact such Fund’s investments in the affected country or region.

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Non-Diversified Fund Risk. Developed EuroPacific Currency Hedged Low Volatility Portfolio, Europe Currency Hedged Low Volatility Portfolio, Global Agriculture Portfolio, Global Gold and Precious Metals Portfolio, Global Water Portfolio, International BuyBack AchieversTM Portfolio and Japan Currency Hedged Low Volatility Portfolio are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. FTSE RAFI Emerging Markets Portfolio’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Small- and Mid-Capitalization Company Risk. For each Fund (except DWA Developed Markets Momentum Portfolio, DWA Emerging Markets Momentum Portfolio, FTSE RAFI Asia Pacific ex-Japan Portfolio, FTSE RAFI Developed Markets ex-U.S. Portfolio, FTSE RAFI Emerging Markets Portfolio and Japan Currency Hedged Low Volatility Portfolio), investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. DWA Developed Markets Momentum Portfolio, DWA Emerging Markets Momentum Portfolio and International BuyBack AchieversTM Portfolio may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Currency Risk. The Funds may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because a Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases.

Currency Hedging Risk. While currency hedging can reduce or eliminate losses, it can also reduce or eliminate gains. There can be no assurance that the hedging strategy of Developed EuroPacific Currency Hedged Low Volatility Portfolio, Europe Currency Hedged Low Volatility Portfolio or Japan Currency Hedged Low Volatility Portfolio will effectively reduce the currency risk included in either Fund’s portfolio. Hedges are sometimes subject to imperfect matching between the derivative and its reference asset. Some foreign currency forward contracts are less liquid, which could result in a Fund being unable to structure its hedging transactions as intended. Increased volatility in exchange rates will generally reduce the effectiveness of those Funds’ currency hedging strategy. The effectiveness of the Funds’ currency hedging strategy will also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of a Fund’s currency hedging strategy.

Commodity Pool Risk. Under amended regulations promulgated by the CFTC, investments by Developed EuroPacific Currency Hedged Low Volatility Portfolio, Europe Currency Hedged Low Volatility Portfolio and Japan Currency Hedged Low Volatility Portfolio will cause each Fund to be considered a commodity pool, thereby subjecting it to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage the

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Funds in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA imposes additional compliance obligations on the Adviser, which could increase costs and may affect the operations and financial performance of the Funds.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

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Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for Global Agriculture Portfolio and Global Gold and Precious Metals Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Global Agriculture Portfolio and Global Gold and Precious Metals Portfolio each declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

I. Forward Foreign Currency Contracts

Developed EuroPacific Currency Hedged Low Volatility Portfolio, Europe Currency Hedged Low Volatility Portfolio and Japan Currency Hedged Low Volatility Portfolio engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Funds also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund also enters into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Funds set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statements of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statements of Assets and Liabilities.

J. Securities Lending

During the fiscal year ended October 31, 2016, DWA Developed Markets Momentum Portfolio, Emerging Markets Infrastructure Portfolio, FTSE RAFI Developed Markets ex-U.S. Portfolio, FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, Global Agriculture

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Portfolio, Global Clean Energy Portfolio, Global Gold and Precious Metals Portfolio and Global Water Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
Developed EuroPacific Currency Hedged Low Volatility Portfolio	0.25%
DWA Developed Markets Momentum Portfolio	0.80%
DWA Emerging Markets Momentum Portfolio	0.90%
Emerging Markets Infrastructure Portfolio	0.75%
Europe Currency Hedged Low Volatility Portfolio	0.25%
FTSE RAFI Asia Pacific ex-Japan Portfolio	0.49%
FTSE RAFI Developed Markets ex-U.S. Portfolio	0.45%
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.49%
FTSE RAFI Emerging Markets Portfolio	0.49%
Global Agriculture Portfolio	0.75%
Global Clean Energy Portfolio	0.75%
Global Gold and Precious Metals Portfolio	0.75%
Global Water Portfolio	0.75%
International BuyBack AchieversTM Portfolio	0.55%
Japan Currency Hedged Low Volatility Portfolio	0.25%
S&P International Developed Quality Portfolio	0.45%

Further, through August 31, 2018, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

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For the fiscal year ended October 31, 2016, the Adviser waived fees for each Fund in the following amounts:

Developed EuroPacific Currency Hedged Low Volatility Portfolio	$23
DWA Developed Markets Momentum Portfolio	122
DWA Emerging Markets Momentum Portfolio	522
Emerging Markets Infrastructure Portfolio	17
Europe Currency Hedged Low Volatility Portfolio	678
FTSE RAFI Asia Pacific ex-Japan Portfolio	38
FTSE RAFI Developed Markets ex-U.S. Portfolio	768
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	204
FTSE RAFI Emerging Markets Portfolio	37,670
Global Agriculture Portfolio	—
Global Clean Energy Portfolio	5
Global Gold and Precious Metals Portfolio	23
Global Water Portfolio	71
International BuyBack AchieversTM Portfolio	194
Japan Currency Hedged Low Volatility Portfolio	3
S&P International Developed Quality Portfolio	38

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Developed EuroPacific Currency Hedged Low Volatility Portfolio	S&P Dow Jones Indices LLC
DWA Developed Markets Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Emerging Markets Momentum Portfolio	Dorsey Wright & Associates, LLC
Emerging Markets Infrastructure Portfolio	S-Network Global Indexes Inc.SM
Europe Currency Hedged Low Volatility Portfolio	S&P Dow Jones Indices LLC
FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE International Ltd.
FTSE RAFI Emerging Markets Portfolio	FTSE International Ltd.
Global Agriculture Portfolio	Nasdaq, Inc.
Global Clean Energy Portfolio	WilderHill New Energy Finance, LLC
Global Gold and Precious Metals Portfolio	Nasdaq, Inc.
Global Water Portfolio	Nasdaq, Inc.
International BuyBack AchieversTM Portfolio	Nasdaq, Inc.
Japan Currency Hedged Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P International Developed Quality Portfolio	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser also serves as the adviser for PowerShares India Portfolio, and therefore PowerShares India Portfolio is considered to be affiliated with the Funds. The table below shows FTSE RAFI Emerging Markets Portfolio’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2016.

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FTSE RAFI Emerging Markets Portfolio

	Value October 31, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2016	Dividend Income
PowerShares India Portfolio	$2,674,520	$4,671,711	$(630,915)	$460,597	$(45,115)	$7,130,798	$49,986

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices	are determined using quoted prices in an active market for identical assets.

Level 2 — Prices	are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices	are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2016, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the fiscal year ended October 31, 2016, there were transfers in Emerging Markets Infrastructure Portfolio from Level 3 to Level 1 of $960,495 due to the security resuming active trading.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Developed EuroPacific Currency Hedged Low Volatility Portfolio
Equity Securities	$1,274,612	$—	$—	$1,274,612
Forward Foreign Currency Contracts(a)	—	33,666	—	33,666

Total Investments	1,274,612	33,666	—	1,308,278

DWA Developed Markets Momentum Portfolio
Equity Securities	176,596,813	6,461	—	176,603,274

Europe Currency Hedged Low Volatility Portfolio
Equity Securities	169,329,378	—	—	169,329,378
Forward Foreign Currency Contracts(a)	—	4,453,049	—	4,453,049

Total Investments	169,329,378	4,453,049	—	173,782,427

FTSE RAFI Asia Pacific ex-Japan Portfolio
Equity Securities	23,999,269	—	0	23,999,269

FTSE RAFI Developed Markets ex-U.S. Portfolio
Equity Securities	950,001,393	23,335	0	950,024,728

FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio
Equity Securities	166,267,283	—	193,635	166,460,918

FTSE RAFI Emerging Markets Portfolio
Equity Securities	625,336,334	—	0	625,336,334

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	Investments in Securities
	Level 1	Level 2	Level 3	Total
Japan Currency Hedged Low Volatility Portfolio
Equity Securities	$1,204,694	$—	$—	$1,204,694
Forward Foreign Currency Contracts(a)	—	45,995	—	45,995

Total Investments	1,204,694	45,995	—	1,250,689

(a)	Unrealized appreciation.

A reconciliation of Level 3 investments is presented when a Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for Emerging Markets Infrastructure Portfolio during the fiscal year ended October 31, 2016:

	Beginning Balance, as of October 31, 2015	Purchases	Sales	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of October 31, 2016
Equity Securities	$1,124,740	$—	$—	$—	$(164,245)	$—	$(960,495)	$—

Note 6. Derivative Investments

The Funds may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

Value of Derivative Investments at Fiscal Year-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2016:

	Value
	Developed EuroPacific Currency Hedged Low Volatility Portfolio	Europe Currency Hedged Low Volatility Portfolio	Japan Currency Hedged Low Volatility Portfolio
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$33,792	$4,552,861	$46,176
Derivatives not subject to master netting agreements	—	—	—

Total Derivative Assets subject to master netting agreements	$33,792	$4,552,861	$46,176

Derivative Liabilities
Unrealized depreciation forward foreign currency contracts outstanding	$(126)	$(99,812)	$(181)
Derivatives not subject to master netting agreements	—	—	—

Total Derivative Liabilities subject to master netting agreements	$(126)	$(99,812)	$(181)

Offsetting Assets and Liabilities

The tables below reflect the Funds’ exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2016:

Developed EuroPacific Currency Hedged Low Volatility Portfolio

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net value of derivatives	Non-Cash	Cash	Net amount
CIBC World Markets Corp.	$33,792	$(126)	$33,666	$—	$—	$33,666

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Europe Currency Hedged Low Volatility Portfolio

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net value of derivatives	Non-Cash	Cash	Net amount
CIBC World Markets Corp.	$1,519,189	$(84,102)	$1,435,087	$—	$—	$1,435,087
Goldman, Sachs & Co.	1,517,816	(7,630)	1,510,186	—	—	1,510,186
RBC Capital Markets LLC	1,515,856	(8,080)	1,507,776	—	—	1,507,776

Total	$4,552,861	$(99,812)	$4,453,049	$—	$—	$4,453,049

Japan Currency Hedged Low Volatility Portfolio

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward foreign currency contracts	Forward foreign currency contracts	Net value of derivatives	Non-Cash	Cash	Net amount
CIBC World Markets Corp.	$46,176	$(181)	$45,995	$—	$—	$45,995

Effect of Derivative Investments for the Fiscal Year Ended October 31, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	Developed EuroPacific Currency Hedged Low Volatility Portfolio	Europe Currency Hedged Low Volatility Portfolio	Japan Currency Hedged Low Volatility Portfolio
	Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$2,043	$4,808,848	$(200,631)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	35,241	2,748,558	35,643

Total	$37,284	$7,557,406	$(164,988)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the year.

	Average Notional Value
	Developed EuroPacific Currency Hedged Low Volatility Portfolio	Europe Currency Hedged Low Volatility Portfolio	Japan Currency Hedged Low Volatility Portfolio
Forward foreign currency contracts	$3,371,097	$451,959,707	$3,205,707

Developed EuroPacific Currency Hedged Low Volatility Portfolio

Open Forward Foreign Currency Contracts
		Contract to					Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive		Notional Value
11/2/2016	CIBC World Markets Corp.	AUD	283,000	USD	216,436	$215,349	$1,087
11/2/2016	CIBC World Markets Corp.	CHF	89,000	USD	91,963	89,999	1,964
11/2/2016	CIBC World Markets Corp.	DKK	90,000	USD	13,600	13,262	338
11/2/2016	CIBC World Markets Corp.	EUR	309,000	USD	347,715	338,726	8,989
11/2/2016	CIBC World Markets Corp.	GBP	153,000	USD	198,863	186,797	12,066
11/2/2016	CIBC World Markets Corp.	HKD	930,000	USD	119,940	119,925	15
11/2/2016	CIBC World Markets Corp.	JPY	5,477,000	USD	54,148	52,120	2,028

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Developed EuroPacific Currency Hedged Low Volatility Portfolio (continued)

Open Forward Foreign Currency Contracts
		Contract to					Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive		Notional Value
11/2/2016	CIBC World Markets Corp.	NOK	165,000	USD	20,646	$19,996	$650
11/2/2016	CIBC World Markets Corp.	NZD	71,000	USD	51,569	50,794	775
11/2/2016	CIBC World Markets Corp.	SEK	415,000	USD	48,508	46,001	2,507
11/2/2016	CIBC World Markets Corp.	SGD	223,000	USD	163,576	160,213	3,363
11/2/2016	CIBC World Markets Corp.	USD	215,349	AUD	283,000	215,349	0
11/2/2016	CIBC World Markets Corp.	USD	338,726	EUR	309,000	338,726	0
11/2/2016	CIBC World Markets Corp.	USD	186,798	GBP	153,000	186,798	0
11/2/2016	CIBC World Markets Corp.	USD	50,793	NZD	71,000	50,793	0
12/2/2016	CIBC World Markets Corp.	AUD	272,000	USD	206,815	206,807	8
12/2/2016	CIBC World Markets Corp.	CHF	88,000	USD	89,118	89,134	(16)
12/2/2016	CIBC World Markets Corp.	DKK	89,000	USD	13,131	13,133	(2)
12/2/2016	CIBC World Markets Corp.	EUR	313,000	USD	343,518	343,564	(46)
12/2/2016	CIBC World Markets Corp.	GBP	153,000	USD	186,905	186,917	(12)
12/2/2016	CIBC World Markets Corp.	HKD	935,000	USD	120,586	120,591	(5)
12/2/2016	CIBC World Markets Corp.	JPY	5,630,000	USD	53,627	53,635	(8)
12/2/2016	CIBC World Markets Corp.	NOK	170,000	USD	20,603	20,604	(1)
12/2/2016	CIBC World Markets Corp.	NZD	67,000	USD	47,876	47,874	2
12/2/2016	CIBC World Markets Corp.	SEK	414,000	USD	45,950	45,957	(7)
12/2/2016	CIBC World Markets Corp.	SGD	223,000	USD	160,221	160,250	(29)

Total Forward Foreign Currency Contracts — Currency Risk							$33,666

Currency Abbreviations:

AUD—Australian Dollar

CHF—Swiss Franc

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

USD—U.S. Dollar

Europe Currency Hedged Low Volatility Portfolio

Open Forward Foreign Currency Contracts
		Contract to					Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive		Notional Value
11/2/2016	CIBC World Markets Corp.	EUR	52,170,000	USD	58,707,944	$57,188,772	$1,519,172
11/2/2016	CIBC World Markets Corp.	USD	54,141,318	EUR	49,390,000	54,141,335	17
11/2/2016	CIBC World Markets Corp.	USD	3,122,885	EUR	2,780,000	3,047,437	(75,448)
11/2/2016	Goldman, Sachs & Co.	EUR	52,170,000	USD	58,706,588	57,188,772	1,517,816
11/2/2016	Goldman, Sachs & Co.	USD	57,191,571	EUR	52,170,000	57,188,772	(2,799)
11/2/2016	RBC Capital Markets LLC	EUR	52,160,000	USD	58,693,666	57,177,810	1,515,856
11/2/2016	RBC Capital Markets LLC	USD	57,179,200	EUR	52,160,000	57,177,810	(1,390)
12/2/2016	CIBC World Markets Corp.	EUR	51,667,000	USD	56,703,499	56,712,153	(8,654)
12/2/2016	Goldman, Sachs & Co.	EUR	51,667,000	USD	56,707,322	56,712,153	(4,831)
12/2/2016	RBC Capital Markets LLC	EUR	51,666,000	USD	56,704,365	56,711,055	(6,690)

Total Forward Foreign Currency Contracts — Currency Risk							$4,453,049

Currency Abbreviations:

EUR—Euro

USD—U.S. Dollar

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Japan Currency Hedged Low Volatility Portfolio

Open Forward Foreign Currency Contracts
		Contract to					Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive		Notional Value
11/2/2016	CIBC World Markets Corp.	JPY	124,700,000	USD	1,232,835	$1,186,659	$46,176
12/2/2016	CIBC World Markets Corp.	JPY	131,900,000	USD	1,256,370	1,256,551	(181)

Total Forward Foreign Currency Contracts — Currency Risk							$45,995

Currency Abbreviations:

JPY—Japanese Yen

USD—U.S. Dollar

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016			2015
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$55,672	$3,043	$—	$—	$—	$—
DWA Developed Markets Momentum Portfolio	3,575,110	—	—	4,075,936	—	—
DWA Emerging Markets Momentum Portfolio	2,384,361	—	66,148	1,862,258	—	—
Emerging Markets Infrastructure Portfolio	355,728	—	—	562,003	—	—
Europe Currency Hedged Low Volatility Portfolio	8,081,224	—	—	19,178	—	—
FTSE RAFI Asia Pacific ex-Japan Portfolio	858,645	—	—	1,354,446	—	—
FTSE RAFI Developed Markets ex-U.S. Portfolio	23,487,004	—	—	22,728,390	—	—
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	3,521,834	—	—	1,894,365	—	—
FTSE RAFI Emerging Markets Portfolio	11,147,902	—	—	9,357,675	—	—
Global Agriculture Portfolio	520,195	—	—	1,114,870	—	—
Global Clean Energy Portfolio	1,139,789	—	—	700,178	—	—
Global Gold and Precious Metals Portfolio	25,870	—	—	138,487	—	—
Global Water Portfolio	2,943,188	—	—	3,532,866	—	—
International BuyBack AchieversTM Portfolio	2,039,215	—	—	349,993	—	—
Japan Currency Hedged Low Volatility Portfolio	14,263	6,319	—	—	—	—
S&P International Developed Quality Portfolio	448,611	—	—	270,592	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$26,241	$9,830	$3,416	$(15,170)	$1,285,262	$1,309,579
DWA Developed Markets Momentum Portfolio	228,635	3,955,535	(84,080)	(102,238,818)	272,029,769	173,891,041
DWA Emerging Markets Momentum Portfolio	—	18,135,046	(1,418)	(131,034,860)	296,569,203	183,667,971
Emerging Markets Infrastructure Portfolio	25,025	(2,277,967)	45	(37,540,184)	60,050,720	20,257,639
Europe Currency Hedged Low Volatility Portfolio	1,314,827	(7,961,461)	(37,747)	(6,464,751)	182,457,642	169,308,510
FTSE RAFI Asia Pacific ex-Japan Portfolio	94,624	(2,455,179)	3	(8,495,244)	34,846,118	23,990,322
FTSE RAFI Developed Markets ex-U.S. Portfolio	5,359,373	(97,239,053)	(130,655)	(38,237,386)	1,068,897,289	938,649,568
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	816,203	11,450,491	(22,091)	(13,958,934)	164,568,619	162,854,288
FTSE RAFI Emerging Markets Portfolio	1,231,055	(3,852,908)	14,790	(78,690,413)	706,695,873	625,398,397
Global Agriculture Portfolio	174,068	(6,973,630)	(18,416)	(13,108,049)	42,227,172	22,301,145

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	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Global Clean Energy Portfolio	$179,745	$385,516	$(9,539)	$(187,880,641)	$243,477,379	$56,152,460
Global Gold and Precious Metals Portfolio	411,233	(4,002,888)	(854)	(17,245,439)	63,579,355	42,741,407
Global Water Portfolio	649,550	20,471,746	(31,888)	(96,810,528)	264,386,029	188,664,909
International BuyBack AchieversTM Portfolio	651,616	839,372	36,592	(5,266,011)	95,940,623	92,202,192
Japan Currency Hedged Low Volatility Portfolio	18,148	75,563	(485)	(126,059)	1,283,761	1,250,928
S&P International Developed Quality Portfolio	132,724	79,948	(7,926)	(26,011,410)	46,435,048	20,628,384

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of October 31, 2016.

				Post-effective/no expiration
	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$—	$—	$—	$15,170	$—	$15,170	$—
DWA Developed Markets Momentum Portfolio	6,761,697	1,071,796	11,083,378	83,321,947	—	102,238,818	17,174,329
DWA Emerging Markets Momentum Portfolio	5,190,203	602,137	18,886,830	106,355,690	—	131,034,860	14,116,179
Emerging Markets Infrastructure Portfolio	—	5,545	7,449,409	6,000,527	24,084,703	37,540,184	—
Europe Currency Hedged Low Volatility Portfolio	—	—	—	6,464,751	—	6,464,751	—
FTSE RAFI Asia Pacific ex-Japan Portfolio	4,187,699	923,451	—	784,615	2,599,479	8,495,244	317,335
FTSE RAFI Developed Markets ex-U.S. Portfolio	8,801,477	5,210,563	1,248,239	1,493,216	21,483,891	38,237,386	2,040,934
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	2,633,165	695,775	—	631,688	9,998,306	13,958,934	192,155
FTSE RAFI Emerging Markets Portfolio	11,700,199	450,476	—	5,939,844	60,599,894	78,690,413	5,378,903
Global Agriculture Portfolio	—	—	365,885	1,161,026	11,581,138	13,108,049	—
Global Clean Energy Portfolio	65,130,758	22,796,787	31,202,293	12,081,613	56,669,190	187,880,641	34,356,421
Global Gold and Precious Metals Portfolio	—	—	374,482	1,605,148	15,265,809	17,245,439	—
Global Water Portfolio	41,990,185	1,909,380	4,235,497	37,503,483	11,171,983	96,810,528	64,839,461
International BuyBack AchieversTM Portfolio	—	—	—	4,244,620	1,021,391	5,266,011	—
Japan Currency Hedged Low Volatility Portfolio	—	—	—	19,051	107,008	126,059	—
S&P International Developed Quality Portfolio	19,713,557	980,146	2,056,117	2,510,767	750,823	26,011,410	23,676,544

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8. Investment Transactions

For the fiscal year ended October 31, 2016, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$1,141,150	$2,295,635
DWA Developed Markets Momentum Portfolio	269,615,172	271,248,828
DWA Emerging Markets Momentum Portfolio	273,187,369	276,258,644
Emerging Markets Infrastructure Portfolio	5,758,634	7,041,001
Europe Currency Hedged Low Volatility Portfolio	151,181,137	145,172,106
FTSE RAFI Asia Pacific ex-Japan Portfolio	4,407,854	4,441,835

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	Purchases	Sales
FTSE RAFI Developed Markets ex-U.S. Portfolio	$118,558,503	$111,476,999
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	40,290,401	38,955,277
FTSE RAFI Emerging Markets Portfolio	155,735,050	64,737,492
Global Agriculture Portfolio	8,596,668	8,912,318
Global Clean Energy Portfolio	34,316,343	34,581,854
Global Gold and Precious Metals Portfolio	10,376,059	10,392,413
Global Water Portfolio	138,074,175	139,032,599
International BuyBack AchieversTM Portfolio	83,958,643	78,624,858
Japan Currency Hedged Low Volatility Portfolio	1,180,349	2,427,229
S&P International Developed Quality Portfolio	36,485,290	35,516,309

For the fiscal year ended October 31, 2016, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$1,227,630	$1,384,448
DWA Developed Markets Momentum Portfolio	—	77,473,960
DWA Emerging Markets Momentum Portfolio	12,050,812	19,221,748
Emerging Markets Infrastructure Portfolio	—	5,197,038
Europe Currency Hedged Low Volatility Portfolio	189,484,589	174,711,521
FTSE RAFI Asia Pacific ex-Japan Portfolio	1,548,601	1,549,593
FTSE RAFI Developed Markets ex-U.S. Portfolio	300,382,584	120,874,078
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	20,670,200	8,981,415
FTSE RAFI Emerging Markets Portfolio	159,104,514	15,806,505
Global Agriculture Portfolio	—	2,965,171
Global Clean Energy Portfolio	—	5,128,391
Global Gold and Precious Metals Portfolio	27,894,570	17,193,100
Global Water Portfolio	—	44,617,207
International BuyBack AchieversTM Portfolio	54,140,329	28,006,583
Japan Currency Hedged Low Volatility Portfolio	1,259,325	1,547,921
S&P International Developed Quality Portfolio	15,895,243	14,734,897

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

During the period, DWA Emerging Markets Momentum Portfolio, Emerging Markets Infrastructure Portfolio, Global Clean Energy Portfolio and S&P International Developed Quality Portfolio received $488,463, $136,115, $168,260 and $188,800, respectively, in litigation settlement proceeds from foreign exchange investment transactions.

At October 31, 2016, the aggregate cost and net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$63,669	$(53,839)	$9,830	$1,264,782
DWA Developed Markets Momentum Portfolio	12,516,937	(8,561,402)	3,955,535	172,647,739
DWA Emerging Markets Momentum Portfolio	20,813,050	(2,678,004)	18,135,046	166,580,769
Emerging Markets Infrastructure Portfolio	2,453,233	(4,731,200)	(2,277,967)	22,554,630
Europe Currency Hedged Low Volatility Portfolio	2,548,000	(10,509,461)	(7,961,461)	177,290,839
FTSE RAFI Asia Pacific ex-Japan Portfolio	2,557,419	(5,012,598)	(2,455,179)	26,454,448
FTSE RAFI Developed Markets ex-U.S. Portfolio	38,626,353	(135,865,406)	(97,239,053)	1,047,263,781
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	25,631,925	(14,181,434)	11,450,491	155,010,427
FTSE RAFI Emerging Markets Portfolio	56,451,736	(60,304,644)	(3,852,908)	629,189,242
Global Agriculture Portfolio	2,150,746	(9,124,376)	(6,973,630)	30,236,271

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	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Global Clean Energy Portfolio	$8,241,967	$(7,856,451)	$385,516	$60,918,364
Global Gold and Precious Metals Portfolio	2,736,588	(6,739,476)	(4,002,888)	46,764,992
Global Water Portfolio	25,108,832	(4,637,086)	20,471,746	167,739,677
International BuyBack AchieversTM Portfolio	3,912,712	(3,073,340)	839,372	91,338,151
Japan Currency Hedged Low Volatility Portfolio	111,039	(35,476)	75,563	1,129,131
S&P International Developed Quality Portfolio	1,173,921	(1,093,973)	79,948	20,538,788

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, foreign currency transactions, passive foreign investment company and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2016, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Developed EuroPacific Currency Hedged Low Volatility Portfolio	$16,407	$(36,240)	$19,833
DWA Developed Markets Momentum Portfolio	(122,585)	13,631,556	(13,508,971)
DWA Emerging Markets Momentum Portfolio	(130,069)	15,105,154	(14,975,085)
Emerging Markets Infrastructure Portfolio	(5,205)	1,551,450	(1,546,245)
Europe Currency Hedged Low Volatility Portfolio	1,132,969	852,514	(1,985,483)
FTSE RAFI Asia Pacific ex-Japan Portfolio	41,903	245,857	(287,760)
FTSE RAFI Developed Markets ex-U.S. Portfolio	413,152	4,138,338	(4,551,490)
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	328,833	(3,150,072)	2,821,239
FTSE RAFI Emerging Markets Portfolio	(201,368)	7,638,355	(7,436,987)
Global Agriculture Portfolio	8,419	578,260	(586,679)
Global Clean Energy Portfolio	(17,440)	33,518,563	(33,501,123)
Global Gold and Precious Metals Portfolio	77,121	(4,237,740)	4,160,619
Global Water Portfolio	(184,546)	54,766,515	(54,581,969)
International BuyBack AchieversTM Portfolio	80,969	(3,066,878)	2,985,909
Japan Currency Hedged Low Volatility Portfolio	6,356	(66,889)	60,533
S&P International Developed Quality Portfolio	61,574	21,686,302	(21,747,876)

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not

129

available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 13. Subsequent Events

Effective December 7, 2016 each of DWA Developed Markets Momentum Portfolio, DWA Emerging Markets Momentum Portfolio and Global Water Portfolio’s Shares were listed and began trading on The NASDAQ Stock Market LLC.

In addition, at a meeting held on December 15, 2016, the Board of Trustees approved a reduction in the annual unitary management fee of S&P International Developed Quality Portfolio to 0.29% of the Fund’s average daily net assets. The reduced fee will become effective on January 1, 2017.

130

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio, PowerShares DWA Developed Markets Momentum Portfolio, PowerShares DWA Emerging Markets Momentum Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Europe Currency Hedged Low Volatility Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares International BuyBack AchieversTM Portfolio, PowerShares Japan Currency Hedged Low Volatility Portfolio, and PowerShares S&P International Developed Quality Portfolio (formerly PowerShares S&P International Developed High Quality Portfolio) (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 22, 2016

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio (FXEP)
Actual	$1,000.00	$1,021.91	0.25%	$1.27
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
PowerShares DWA Developed Markets Momentum Portfolio (PIZ)
Actual	1,000.00	972.91	0.80	3.97
Hypothetical (5% return before expenses)	1,000.00	1,021.11	0.80	4.06
PowerShares DWA Emerging Markets Momentum Portfolio (PIE)
Actual	1,000.00	1,063.28	0.90	4.67
Hypothetical (5% return before expenses)	1,000.00	1,020.61	0.90	4.57
PowerShares Emerging Markets Infrastructure Portfolio (PXR)
Actual	1,000.00	1,020.66	0.75	3.81
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.75	3.81
PowerShares Europe Currency Hedged Low Volatility Portfolio (FXEU)
Actual	1,000.00	1,007.38	0.25	1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)
Actual	1,000.00	1,054.60	0.49	2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.67	0.49	2.49

132

Fees and Expenses (continued)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)
Actual	$1,000.00	$1,009.98	0.45%	$2.27
Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.45	2.29
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)
Actual	1,000.00	1,020.93	0.49	2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.67	0.49	2.49
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)
Actual	1,000.00	1,165.07	0.48	2.61
Hypothetical (5% return before expenses)	1,000.00	1,022.72	0.48	2.44
PowerShares Global Agriculture Portfolio (PAGG)
Actual	1,000.00	989.47	0.75	3.75
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.75	3.81
PowerShares Global Clean Energy Portfolio (PBD)
Actual	1,000.00	972.28	0.75	3.72
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.75	3.81
PowerShares Global Gold and Precious Metals Portfolio (PSAU)
Actual	1,000.00	953.80	0.75	3.68
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.75	3.81
PowerShares Global Water Portfolio (PIO)
Actual	1,000.00	985.33	0.75	3.74
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.75	3.81
PowerShares International BuyBack AchieversTM Portfolio (IPKW)
Actual	1,000.00	1,003.02	0.55	2.77
Hypothetical (5% return before expenses)	1,000.00	1,022.37	0.55	2.80
PowerShares Japan Currency Hedged Low Volatility Portfolio (FXJP)
Actual	1,000.00	1,013.79	0.25	1.27
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
PowerShares S&P International Developed Quality Portfolio (IDHQ)
Actual	1,000.00	983.05	0.45	2.24
Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.45	2.29

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on annualized data in the Financial Highlights.

133

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Long-Term Capital Gains
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio	49%	0%	$3,043
PowerShares DWA Developed Markets Momentum Portfolio	100%	0%	—
PowerShares DWA Emerging Markets Momentum Portfolio	100%	0%	—
PowerShares Emerging Markets Infrastructure Portfolio	100%	0%	—
PowerShares Europe Currency Hedged Low Volatility Portfolio	85%	0%	—
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	91%	0%	—
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	100%	0%	—
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	100%	0%	—
PowerShares FTSE RAFI Emerging Markets Portfolio	70%	0%	—
PowerShares Global Agriculture Portfolio	66%	18%	—
PowerShares Global Clean Energy Portfolio	75%	9%	—
PowerShares Global Gold and Precious Metals Portfolio	100%	16%	—
PowerShares Global Water Portfolio	83%	7%	—
PowerShares International BuyBack AchieversTM Portfolio	100%	0%	—
PowerShares Japan Currency Hedged Low Volatility Portfolio	42%	0%	6,319
PowerShares S&P International Developed Quality Portfolio	100%	0%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
PowerShares Developed EuroPacific Currency Hedged Low Volatility Portfolio	$55,386	$3,817
PowerShares DWA Developed Markets Momentum Portfolio	5,433,582	423,039
PowerShares DWA Emerging Markets Momentum Portfolio	3,855,333	574,532
PowerShares Emerging Markets Infrastructure Portfolio	434,517	50,826
PowerShares Europe Currency Hedged Low Volatility Portfolio	8,686,736	1,071,500
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	856,697	33,940
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	24,013,977	1,488,753
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	4,100,340	380,443
PowerShares FTSE RAFI Emerging Markets Portfolio	14,085,564	1,578,697
PowerShares Global Agriculture Portfolio	—	—
PowerShares Global Clean Energy Portfolio	—	—
PowerShares Global Gold and Precious Metals Portfolio	—	—
PowerShares Global Water Portfolio	—	—
PowerShares International BuyBack AchieversTM Portfolio	2,609,755	169,826
PowerShares Japan Currency Hedged Low Volatility Portfolio	25,710	3,579
PowerShares S&P International Developed Quality Portfolio	611,020	41,503

134

Trustees and Officers

The Independent Trustees, the Unaffiliated Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of October 31, 2016.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge - 1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	126	None

Todd J. Barre - 1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	126	None

Marc M. Kole - 1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	126	None

Yung Bong Lim - 1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	126	None

*	This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

135

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	126	None

Donald H. Wilson - 1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	126	None

The Unaffiliated Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Unaffiliated Trustees and the other directorships, if any, held by such Trustees are shown below.

Philip M. Nussbaum - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee***	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	126	None

*	This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.
***	Effective February 25, 2016, Mr. Nussbaum became an Unaffiliated Trustee.

136

Trustees and Officers (continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Year of Birth of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome - 1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc., and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President, Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	126	None

*	This is the date the Non-Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

137

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper - 1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill - 1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard - 1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Christopher Joe - 1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

138

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris - 1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia - 1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann - 1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren - 1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd./Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

139

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

P-PS-AR-8
©2016 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

October 31, 2016

2016 Annual Report to Shareholders

PLW	PowerShares 1-30 Laddered Treasury Portfolio

BAB	PowerShares Build America Bond Portfolio

PWZ	PowerShares California AMT-Free Municipal Bond Portfolio

PCEF	PowerShares CEF Income Composite Portfolio

DSUM	PowerShares Chinese Yuan Dim Sum Bond Portfolio

PCY	PowerShares Emerging Markets Sovereign Debt Portfolio

PHB	PowerShares Fundamental High Yield® Corporate Bond Portfolio

PFIG	PowerShares Fundamental Investment Grade Corporate Bond Portfolio

PGHY	PowerShares Global Short Term High Yield Bond Portfolio

PICB	PowerShares International Corporate Bond Portfolio

LDRI	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

PZA	PowerShares National AMT-Free Municipal Bond Portfolio

PZT	PowerShares New York AMT-Free Municipal Bond Portfolio

PGX	PowerShares Preferred Portfolio

VRP	PowerShares Variable Rate Preferred Portfolio

PVI	PowerShares VRDO Tax-Free Weekly Portfolio

The Market Environment	3

Manager’s Analysis	5

Fixed Income Portfolios

Schedules of Investments

PowerShares 1-30 Laddered Treasury Portfolio (PLW)	51

PowerShares Build America Bond Portfolio (BAB)	52

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)	59

PowerShares CEF Income Composite Portfolio (PCEF)	63

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	65

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	67

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	71

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	79

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)	89

PowerShares International Corporate Bond Portfolio (PICB)	99

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)	107

PowerShares National AMT-Free Municipal Bond Portfolio (PZA)	113

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)	122

PowerShares Preferred Portfolio (PGX)	124

PowerShares Variable Rate Preferred Portfolio (VRP)	128

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)	131

Statements of Assets and Liabilities	134

Statements of Operations	138

Statements of Changes in Net Assets	142

Financial Highlights	148

Notes to Financial Statements	159

Report of Independent Registered Public Accounting Firm	174

Fees and Expenses	175

Tax Information	177

Trustees and Officers	178

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio and PowerShares Treasury Collateral Portfolio and Sub-Advisory Agreement for PowerShares Treasury Collateral Portfolio	183

2

The Market Environment

Fixed Income

The fiscal year began amid heightened global financial market volatility triggered by a significant summer sell-off in Chinese equities caused by economic growth concerns and uncertainty over the country’s monetary and fiscal policy response. The 10-year US Treasury yield mirrored this volatility as lower oil prices began to threaten the solvency of several US energy companies. In January 2016, the confluence of these factors produced a “perfect storm” that roiled global financial markets. This caused Treasury prices to rise as Treasury bonds played their traditional role of buffering risk-asset volatility such as that of equities. Riskier asset classes posted significant losses.

The US Federal Reserve (the Fed) went ahead with its first interest rate hike in nearly a decade in December 2015, lifting the federal funds rate, the rate that banks lend to each other overnight, from a range of zero to 0.25% to a range of 0.25% to 0.50%.1 Realizing the systemic risks from the fallout of financial markets and the subsequent financial tightening which could significantly hamper economic growth and overall economic health, global central banks quickly acted to provide liquidity and more accommodative monetary policy measures to help spur growth. The Bank of Japan (BOJ) and the European Central Bank (ECB) adopted negative interest rates in an attempt to stimulate growth by forcing investors to spend rather than save. These actions along with the stabilization in oil prices, calmed markets and induced a significant rally across most risk assets. This rally more than offset the losses posted at the beginning of the year and carried through to the end of the reporting period.

Geopolitics, including the decision by UK voters to leave the European Union, did its part to reignite volatility. However, it was short-lived as central banks remained committed to keeping financial markets functioning and to promote economic growth. This had the effect of driving the 10-year US Treasury yield to an all-time low of 1.37%.1 The 10-year US Treasury yield ended the reporting period at 1.83%, 33 basis points lower than at the beginning of the fiscal year.1

For the reporting period, the broader bond market posted gains largely attributable to the decline in US Treasury yields and global government bond yields. All fixed income sectors (Treasuries, global government bonds, corporate, and securitized) posted positive returns for the fiscal year. Riskier fixed income sectors, such as high yield and emerging market (EM) debt, notched strong gains despite concerns over global growth, volatile commodity prices and the possibility of Fed interest rate hikes.

[1]	Source: US Federal Reserve

US Equity

During the fiscal year ended October 31, 2016, the US economy continued to expand. The initial estimate of US gross domestic product (GDP) showed the US economy grew by 2.9% in the third calendar quarter of 2016, beating consensus estimates.1 However, annualized GDP is expected to be lower. Employment data were mixed, though the unemployment rate had a surprise uptick from 4.9% in August to 5.0% in September before ending the fiscal year at 4.9%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3

The US Federal Reserve (the Fed) raised interest rates in December 2015—its first increase since 2006—but that was its only increase during the reporting period. Major US stock market indexes posted gains for the reporting period, but they were fairly volatile. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over Fed policy, including rumors of possible negative interest rates in the US. Markets recovered in late February and posted gains until June when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.4 In this environment, investors generally favored the perceived safety of government bonds and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

[1]	Source: Bureau of Economic Analysis
[2]	Source: Bureau of Labor Statistics
[3]	Source: Thompson-Reuters
[4]	Source: Reuters

Global Equity

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

Equity market rallies in October and November 2015 were offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates—its first increase since 2006—even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.1

Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union—resulting

3

The Market Environment (continued)

in a sharp stock-market sell-off. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

[1]	Source: Bureau of Economic Analysis

4

PLW	Manager’s Analysis
PowerShares 1-30 Laddered Treasury Portfolio (PLW)

As an index fund, the PowerShares 1-30 Laddered Treasury Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (the “Index”). The Fund generally will invest at least 80% of its total assets in U.S. Treasury securities that comprise the Index. The Index measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. Nasdaq, Inc. (the “Index Provider”) allows a six-month maturity deviation if securities with a desired maturity date are not available.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects securities for inclusion in the Index that are U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. The Index Provider does not include treasury inflation-protected securities, bills or zero-coupon securities in the Index. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 5.82%. On a net asset value (“NAV”) basis, the Fund returned 5.73%. During the same time period, the Index returned 6.03%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Treasury Index (the “Benchmark Index”) returned 3.32%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 250 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the roughly 5-year average duration U.S. Treasury market.

Relative to the Benchmark Index, the Fund was most overweight in the bonds with maturities less than 1 year duration and most underweight in the bonds with maturities between 10 and 20 years duration during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed in part due to the Fund’s relative underweight position in bonds with maturities between 10 and 20 years.

For the fiscal year ended October 31, 2016, the bonds with maturities between 10 and 20 years duration contributed most significantly to the Fund’s return, followed by the bonds with maturities less than 1 year and bonds with maturities between 7 and 10 years durations. The bonds with maturities greater than

20 years duration detracted most significantly from the Fund’s return, followed by the bonds with maturities between 5 and 7 years duration.

Positions that contributed most significantly to the Fund’s return included United States Treasury Bonds, 4.40% coupon, due 2/15/2038 (portfolio average weight of 6.30%), and United States Treasury Bonds, 4.80% coupon, due 2/15/2037 (portfolio average weight of 6.30%). Positions that detracted most significantly from the Fund’s return included United States Treasury Bonds, 4.80% coupon, due 2/15/2041 (portfolio average weight of 6.20%), and United States Treasury Bonds, 6.30% coupon, due 8/15/2023 (portfolio average weight of 26.50%).

Duration Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Maturing in 0-5 Years	19.5
Maturing in 6-10 Years	16.3
Maturing in 11-15 Years	19.9
Maturing in 16-20 Years	13.2
Maturing in 21-25 Years	16.7
Maturing in 26-30 Years	13.5
Money Market Fund Plus Other Assets Less Liabilities	0.9

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
United States Treasury Bonds, 5.375%, 02/15/2031	10.0
United States Treasury Bonds, 4.500%, 02/15/2036	9.9
United States Treasury Bonds, 2.500%, 02/15/2046	3.4
United States Treasury Bonds, 2.500%, 02/15/2045	3.4
United States Treasury Notes, 2.000%, 02/15/2022	3.4
United States Treasury Bonds, 3.125%, 02/15/2043	3.4
United States Treasury Bonds, 3.625%, 02/15/2044	3.4
United States Treasury Bonds, 3.125%, 02/15/2042	3.3
United States Treasury Bonds, 3.500%, 02/15/2039	3.3
United States Treasury Bonds, 6.250%, 05/15/2030	3.3
Total	46.8

*	Excluding money market fund holdings.

5

PowerShares 1-30 Laddered Treasury Portfolio (PLW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index	6.03%	6.14%	19.57%	4.07%	22.09%	6.58%	78.11%
Bloomberg Barclays U.S. Treasury Index	3.32	2.83	8.73	2.12	11.08	4.22	45.33
Fund
NAV Return	5.73	5.87	18.66	3.81	20.54	6.27	73.49
Market Price Return	5.82	5.91	18.80	3.73	20.10	6.26	73.23

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

6

BAB	Manager’s Analysis
PowerShares Build America Bond Portfolio (BAB)

As an index fund, the PowerShares Build America Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch Build America Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in taxable municipal securities eligible to participate in the Build America Bond program (the “BAB program”) created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid (“Build America Bonds”) and that comprise the Index.

The Index is designed to track the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the BAB program by U.S. states and territories, and their political subdivisions, in the U.S. market. Qualifying securities must have a minimum amount outstanding of $1 million, at least 18 months remaining term to final maturity at the time of issuance and at least one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s Investors Service, Inc., Standard & Poor’s, a division of The McGraw-Hill Company, Inc., and Fitch Ratings, Inc.). Because Congress did not extend the BAB program, issuance of Build America Bonds ceased on December 31, 2010. Outstanding Build America Bonds remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the BAB program are eligible for the federal tax subsidy. The Index does not include bonds that, under the BAB program, are eligible for tax credits. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 9.90%. On a net asset value (“NAV”) basis, the Fund returned 9.89%. During the same time period, the Index returned 9.36%. The Fund’s performance differed from that of the Index primarily as a result of the Fund’s sampling methodology, which resulted in the Fund being overweight in the State of California and in particular California General Obligation bonds. The State of California was the best performing state and California General Obligation bonds also were a top performer for the Fund.

During this same time period, The BofA Merrill Lynch U.S. Corporate Master Index returned 7.02% and Bloomberg Barclays U.S. Aggregate Index returned 4.37% (both are “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 8,225 securities and 9,980 securities, respectively. The adviser provided these Benchmark Indices to help investors better understand how the investment results of the Fund compare to the performance of a benchmark of investment grade corporate debt with at least one year to maturity and a benchmark representative of the U.S investment-grade, fixed-rate bond market, respectively.

Relative to The BofA Merrill Lynch U.S. Corporate Master Index, the Fund’s outperformance during the period can primarily be attributed to the continuing low interest rate environment and limited supply of Build America Bonds, thus resulting in the Build America Bond market outperforming other markets within the fixed income universe.

Relative to the Bloomberg Barclays U.S. Aggregate Index, the Fund’s outperformance relative to the Benchmark Index during the period can be primarily attributed to the limited supply of Build America Bonds as well as the longer duration of Build America Bonds held by the Fund compared to the duration of this index. The Bloomberg Barclays U.S. Aggregate Index consists primarily of government bonds, corporate bonds and mortgage and asset-backed securities.

For the fiscal year ended October 31, 2016, the State of California contributed most significantly to the Fund’s return, followed by the State of New York and the State of Illinois. There were no detracting states.

Positions that contributed most significantly to the Fund’s return included California State Ser. 10, 7.60% coupon, due 11/1/2040 (portfolio average weight of 4.13%), and Municipal Electric Auth. of Georgia (Plant Vogtle Units 3&4 Project P) Ser. 10, 7.055%, due 4/1/2057 (portfolio average weight of 1.37%). Positions that detracted most significantly from the Fund’s return included Missouri State Health & Educational Facilities Auth. Educational Taxable Ref. (Washington University) Ser. 16B, 3.086%, due 9/15/2051 (portfolio average weight of 0.10%), and New York City New York Ser. 10, 6.246%, due 6/1/2035 (portfolio average weight of 0.09%).

State and Territory Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
California	30.6
Illinois	6.5
New Jersey	3.4
New York	15.5
Ohio	3.2
Texas	6.9
Washington	3.0
Other States, Territories and Security Types Less Than 3% Each	25.5
Money Market Fund Plus Other Assets Less Liabilities	5.4

7

PowerShares Build America Bond Portfolio (BAB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
California State Ser. 10, 7.600%, 11/01/2040	4.3
California State Ser. 10, 7.950%, 03/01/2036	2.5
California State Ser. 09, 7.500%, 04/01/2034	2.4
California State Various Purpose Ser. 09, 7.550%, 04/01/2039	2.3
California State Highway Safety Air Quality Remarketed Ser. 09B, 6.509%, 04/01/2039	1.7
Metropolitan Transportation Auth. New York Rev. Ser. 10E, 6.814%, 11/15/2040	1.6
Utah State Ser. 10B, 3.539%, 07/01/2025	1.6
Illinois State Ser. 10-1, 5.563%, 02/01/2021	1.5
Texas State Transportation Commission Rev. (First Tier) Ser. 10B, 5.178%, 04/01/2030	1.4
University of California Rev. Ser. 10, 5.946%, 05/15/2045	1.3
Total	20.6

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
The BofA Merrill Lynch Build America Bond Index	9.36%	8.36%	27.22%	6.89%	39.55%	8.31%	74.15%
The BofA Merrill Lynch U.S. Corporate Master Index	7.02	4.79	15.06	4.69	25.76	5.73	47.35
Bloomberg Barclays U.S. Aggregate Index	4.37	3.48	10.81	2.90	15.37	3.84	29.95
Fund
NAV Return	9.89	8.04	26.10	6.64	37.89	8.25	73.57
Market Price Return	9.90	8.25	26.84	6.67	38.09	8.23	73.30

8

PowerShares Build America Bond Portfolio (BAB) (continued)

Fund Inception: November 17, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Indices performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indices returns are based on the inception date of the Fund.

9

PWZ	Manager’s Analysis
PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

As an index fund, the PowerShares California AMT-Free Municipal Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Index provider (the “Index Provider”) for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued in California or any U.S. territory, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 5.79%. On a net asset value (“NAV”) basis, the Fund returned 5.80%. During the same time period, the Index returned 5.67%. During the fiscal year, the Fund’s performance differed from the return of the Index primarily due to security selection as part of the Fund’s sampling methodology and the Fund’s slightly longer duration.

During this same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 5.39%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 5,280 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of California and most underweight in the State of New York during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s heavy concentration in the State of California bonds and security selection.

For the fiscal year ended October 31, 2016, the State of California was the only contributor. The U.S. territory of Puerto Rico detracted most significantly from the Fund’s return, followed by the U.S. territory of Guam.

Positions that contributed most significantly to the Fund’s return included Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. First Sub.-Ser. 10C, 5.125% coupon, due 8/1/2042 (portfolio average weight of 1.10%), and Chula Vista California Industrial Development Rev. (San Diego Gas-Remarketed 06/17/09)

Ser. 04A, 5.875%, due 2/15/2034 (portfolio average weight of 0.62%). Positions that detracted most significantly from the Fund’s return included Bay Area California Auth. Toll Bridge Rev. Ser. 14S-6, 5.00% coupon, due 10/1/2054 (portfolio average weight of 4.76%), and California State Educational Facilities Auth. Rev. (California Institute of Technology) Ser. 09, 5.00% coupon, due 11/1/2039 (no longer held at fiscal year-end).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Ad Valorem Property Tax	19.8
Health, Hospital, Nursing Home Revenue	10.1
Electric Power Revenue	9.7
Lease Revenue	9.6
General Fund	8.8
Water Revenue	7.6
College Revenue	7.5
Highway Tolls Revenue	6.0
Port, Airport & Marina Revenue	5.5
Miscellaneous Revenue	3.5
Tax Increment Revenue	2.2
Sewer Revenue	1.7
Special Tax	1.6
Natural Gas Revenue	1.5
Transit Revenue	0.9
Special Assessment	0.9
Sales Tax Revenue	0.8
Recreational Revenue	0.6
Local or GTD Housing	0.6
Other Assets Less Liabilities	1.1

10

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Bay Area California Auth. Toll Bridge Rev. Ser. 14S-6, 5.000%, 10/01/2054	6.0
Los Angeles California Department of Water & Power Rev. (Power System) Ser. 12B, 5.000%, 07/01/2043	2.8
Santa Clara Valley California Water District Ref. Ser. 16A, 5.000%, 06/01/2046	2.6
California State Health Facilities Financing Auth. Rev. Ref. (Sutter Health) Ser. 11D, 5.000%, 08/15/2035	2.0
California State Ser. 15, 5.000%, 08/01/2045	1.9
San Francisco California City & County Airports Commission Rev. (San Francisco International Airport) Ser. 16C, 5.000%, 05/01/2046	1.9
California State University Rev. Systemwide Ser. 12A, 5.000%, 11/01/2037	1.8
San Jose California Financing Auth. Ref. (Civic Center Project) Ser. 13A, 5.000%, 06/01/2039	1.8
Contra Costa California Community College District (Election of 2006) Ser. 13, 5.000%, 08/01/2038	1.7
California State Ref. Various Purpose Ser.16, 5.000%, 09/01/2034	1.6
Total	24.1

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index††	5.67%	7.38%	23.82%	5.87%	33.02%	5.24%	58.78%
Bloomberg Barclays Municipal Bond 20 Year Index	5.39	6.71	21.53	5.64	31.54	5.57	63.33
Fund
NAV Return	5.80	7.21	23.21	5.62	31.43	4.69	51.46
Market Price Return	5.79	7.40	23.89	5.67	31.73	4.63	50.72

11

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended—BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index the Fund’s underlying index, from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through October 31, 2016.

12

PCEF	Manager’s Analysis
PowerShares CEF Income Composite Portfolio (PCEF)

As an index fund, the PowerShares CEF Income Composite Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Composite Closed-End Fund IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of U.S.-listed closed-end funds that comprise the Index. The Fund is a “fund of funds,” as it invests its assets in the common shares of funds included in the Index rather than in individual securities.

S-Network Global Indexes, LLC (the “Index Provider”), compiles, maintains and calculates the Index, which tracks the overall performance of a universe of U.S.-listed closed-end funds that are organized under the laws of the United States, which may be invested in taxable investment grade fixed-income securities, taxable high yield fixed-income securities and taxable equity options. The Index may include closed-end funds that are advised by an affiliate of Invesco PowerShares Capital Management LLC, the adviser. The number of constituents comprising the Index varies based on the number of closed-end funds that meet the Index’s eligibility criteria at each quarterly rebalancing. The Index Provider selects constituents of the Index from a universe of approximately 350 closed-end funds that: (i) are organized under the laws of the United States and are in compliance with all applicable laws and regulations applicable to closed-end funds; (ii) have a stated investment objective of concentrating in the taxable fixed-income, high yield fixed-income or option income sector; (iii) trade on a recognized North American stock exchange that provides a “last closing price;” (iv) have a minimum capitalization value greater than $100 million; and (v) have an average daily turnover of more than $500,000 per day for the three months prior to the snapshot date. The Index Provider weights Index constituents based on their net assets, adjusted for their average market price discount and modified to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund generally invests in all of the securities in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 10.41%. On a net asset value (“NAV”) basis, the Fund returned 10.11%. During the same time period, the Index returned 10.95%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around quarterly rebalances during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 4.51%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 equity securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark.

The majority of the Fund’s holdings were focused in investment grade and high yield fixed income closed-end funds during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index can be attributed to this exposure to fixed income, which generally outperformed the equity markets during the period. Additionally, many of the Fund’s underlying closed-end funds utilize financial leverage, which enhanced their returns during this period of positive performance.

Positions that contributed most significantly to the Fund’s return included DoubleLine Income Solutions Fund, a closed-end fixed income fund (portfolio average weight of 2.45%), and Aberdeen Asia-Pacific Income Fund, Inc., a closed-end equity fund (portfolio average weight of 2.23%). Positions that detracted most significantly from the Fund’s return included PIMCO Dynamic Credit and Mortgage Income Fund, a closed-end fixed income fund (no longer held at fiscal year-end), and BlackRock International Growth and Income Trust, a closed-end equity fund (portfolio average weight of 0.97%).

Asset Class Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Bonds	46.3
Bonds/High Yield	26.4
Option Income	25.8
Domestic Equity	1.5
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	2.9
DoubleLine Income Solutions Fund	2.8
Eaton Vance Limited Duration Income Fund	2.5
BlackRock Enhanced Equity Dividend Trust	2.4
BlackRock Credit Allocation Income Trust	2.3
Eaton Vance Tax-Managed Diversified Equity Income Fund	2.2
Aberdeen Asia-Pacific Income Fund, Inc.	2.1
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund	2.1
BlackRock Corporate High Yield Fund, Inc.	2.0
Nuveen Preferred Securities Income Fund	1.9
Total	23.2

13

PowerShares CEF Income Composite Portfolio (PCEF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S-Network Composite Closed-End Fund IndexSM	10.95%	5.78%	18.35%	7.57%	44.06%	7.02%	57.43%
S&P 500® Index	4.51	8.84	28.93	13.57	88.90	12.56	120.71
Fund
NAV Return	10.11	5.20	16.41	6.99	40.19	6.45	52.02
Market Price Return	10.41	5.19	16.39	6.98	40.13	6.44	51.87

Fund Inception: February 19, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 1.94% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 1.44%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

14

DSUM	Manager’s Analysis
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

As an index fund, the PowerShares Chinese Yuan Dim Sum Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Citi Custom Dim Sum (Offshore CNY) Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in Chinese Renminbi (“RMB”) denominated bonds that comprise the Index.

The Index measures the performance of RMB-denominated “Dim Sum” bonds that are issued and settled outside of mainland China. Dim Sum bonds are RMB-denominated and generally are issued in Hong Kong by a variety of entities ranging from governments to corporations. The Index is designed to provide exposure to RMB-denominated bonds that are issued and settled outside of mainland China. Strictly in accordance with the Index’s guidelines and mandated procedures, securities must have a minimum maturity of one month and an outstanding amount of at least RMB 1 billion to be eligible for entry. There is no minimum rating requirement for inclusion in the Index. Securities with a maturity of less than one month are removed from the Index. The Index is composed of RMB-denominated bonds issued by governments, agencies, supranationals and corporations, excluding synthetics, convertible bonds, retail bonds and CDs. Citigroup Index LLC, the Index provider, rebalances the Index monthly. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (2.02)%. On a net asset value (“NAV”) basis, the Fund returned (2.28)%. During the same time period, the Index returned (1.72)%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays China Aggregate Index (the “Benchmark Index”) returned (0.68)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,560 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the Dim Sum fixed income market.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the sovereign industry during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to frictional trading costs and fees and operating expenses that the Fund incurred during the period.

Positions that contributed most significantly to the Fund’s return included China Unicom Hong Kong Ltd., 4.00% coupon, due 4/16/2017 (portfolio average weight of 1.77%), and China City Construction, 5.35% coupon, due 7/3/2017 (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Banco BTG Pactual SA, 4.10% coupon, due 3/26/2016 (no longer held at fiscal year-end), and IT Ltd., 6.25% coupon, due 5/15/2018 (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Sovereign	28.9
Banks	15.2
Real Estate	8.2
Diversified Financial Services	7.1
Transportation	4.4
Multi-National	4.3
Computers	3.3
Chemicals	2.9
Insurance	2.7
Food	2.7
Oil & Gas	2.6
Investment Companies	2.1
Electronics	1.6
Holding Companies-Diversified	1.5
Auto Manufacturers	1.5
Telecommunications	1.5
Airlines	1.5
Electric	1.5
Machinery-Construction & Mining	1.5
Mining	1.4
Engineering & Construction	1.2
Other Assets Less Liabilities	2.4

15

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
China Development Bank Corp., EMTN, 3.600%, 11/13/2018	3.0
Caisse d’Amortissement de la Dette Sociale, 3.800%, 02/06/2017	2.9
Export-Import Bank of Korea, EMTN, 3.600%, 06/10/2018	2.9
Export-Import Bank of China (The), Series B, 3.250%, 01/21/2017	2.9
Bank of Tokyo-Mitsubishi UFJ China Ltd., 3.050%, 05/26/2017	2.9
Gazprombank OJSC Via GPB Eurobond Finance PLC, EMTN, 4.250%, 01/30/2017	2.9
Asian Development Bank, EMTN, 2.850%, 10/21/2020	2.9
China Government Bond, 2.360%, 08/18/2021	2.9
China Government Bond, 3.160%, 06/27/2023	2.7
Bank of China Ltd./Abu Dhabi, EMTN, 3.600%, 06/30/2017	2.4
Total	28.4

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Citi Custom Dim Sum (Offshore CNY) Bond Index	(1.72)%	0.44%	1.33%	3.10%	16.52%	3.00%	16.29%
Bloomberg Barclays China Aggregate Index	(0.68)	3.78	11.76	4.30	23.40	4.53	25.38
Fund
NAV Return	(2.28)	(0.20)	(0.60)	2.62	13.83	2.29	12.25
Market Price Return	(2.02)	(0.49)	(1.47)	2.45	12.87	1.48	7.78

16

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

Fund Inception: September 23, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

PCY	Manager’s Analysis
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

As an index fund, the PowerShares Emerging Markets Sovereign Debt Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DBIQ Emerging Market USD Liquid Balanced Index (the “Index”). The Index measures potential returns of a theoretical portfolio of liquid emerging market U.S. dollar-denominated government bonds. The Fund generally will invest 80% of its total assets in U.S. dollar-denominated government bonds from emerging market countries that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects one to three securities from each eligible emerging market country as determined by the Index Provider that (i) are denominated in U.S. dollars, (ii) are sovereign bonds, (iii) have at least three years to maturity, and (iv) have an outstanding float of at least $500 million. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 11.61%. On a net asset value (“NAV”) basis, the Fund returned 11.79%. During the same time period, the Index returned 12.74%. During the fiscal year, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to a market moratorium on trading Ukraine bonds after the sovereign default that caused a debt restructuring, as well as fees incurred by the Fund during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 11.59%. The Benchmark Index is an unmanaged index weighted by country, which limits weights of countries with higher debt outstanding, reallocating this excess to countries with lower debt outstanding, based on the average performance of approximately 300 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar- denominated bond market in emerging market countries. Relative to the Benchmark Index, the Fund was most overweight in the country of Slovenia and most underweight in the country of Mexico during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to country allocation differences.

For the fiscal year ended October 31, 2016, the country of Venezuela contributed most significantly to the Fund’s return, followed by the countries of Brazil and El Salvador. There were no detracting countries.

Positions that contributed most significantly to the Fund’s return included Venezuela Government International Bond, 7.75% coupon, due 10/13/2019 (portfolio average weight of 0.01%), and Venezuela Government International Bond, 9.00% coupon, due 5/7/2023 (portfolio average weight of 0.01%). Positions that detracted most significantly from the Fund’s return included Venezuela Government International Bond, 7.00% coupon, due 12/1/2018 (no longer held at fiscal year-end), and Ukraine Government International Bond, 0.00% coupon, due 5/31/2040 (no longer held at fiscal year-end).

Country Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
El Salvador	3.7
Brazil	3.7
Venezuela	3.7
Colombia	3.6
Indonesia	3.5
Kazakhstan	3.4
Sri Lanka	3.4
Peru	3.4
Russia	3.4
South Africa	3.4
Dominican Republic	3.3
Uruguay	3.3
Morocco	3.3
Ukraine	3.3
Mexico	3.3
Pakistan	3.2
Hungary	3.2
Slovenia	3.2
Panama	3.2
Latvia	3.1
Romania	3.1
Croatia	3.1
Qatar	3.1
Serbia	3.1
Poland	3.1
Philippines	3.1
South Korea	3.1
Turkey	3.0
Lithuania	3.0
Lebanon	3.0
Money Market Funds Plus Other Assets Less Liabilities	1.7

18

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Latvia Government International Bond, 2.750%, 01/12/2020	3.1
Morocco Government International Bond, 5.500%, 12/11/2042	1.7
Morocco Government International Bond, 4.250%, 12/11/2022	1.6
Serbia International Bond, 4.875%, 02/25/2020	1.6
Korea International Bond, 3.875%, 09/11/2023	1.6
Serbia International Bond, 7.250%, 09/28/2021	1.5
Korea International Bond, 4.125%, 06/10/2044	1.5
Venezuela Government International Bond, 7.750%, 10/13/2019	1.3
El Salvador Government International Bond, 7.625%, 02/01/2041	1.3
Brazil Government International Bond, 5.625%, 01/07/2041	1.3
Total	16.5

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
DBIQ Emerging Market USD Liquid Balanced Index	12.74%	8.06%	26.17%	7.81%	45.64%	8.57%	110.53%
JP Morgan Emerging Market Bond Global Index	11.59	5.98	19.02	6.17	34.87	7.29	89.13
Fund
NAV Return	11.79	7.39	23.86	6.78	38.80	7.44	91.56
Market Price Return	11.61	7.28	23.46	6.67	38.13	7.32	89.54

19

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

20

PHB	Manager’s Analysis
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

As an index fund, the PowerShares Fundamental High Yield® Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Bonds US High Yield 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in high-yield corporate bonds that comprise the Index.

The Index is comprised of U.S. dollar-denominated bonds that are registered with the U.S. Securities and Exchange Commission or that are Rule 144A securities that provide for registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States, are excluded from the Index. Ryan ALM, Inc. compiles and calculates the Index, which measures potential returns based on the Fundamental Index® methodology developed by Research Affiliates, LLC (the “Index Provider”). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 7.56%. On a net asset value (“NAV”) basis, the Fund returned 7.90%. During the same time period, the Index returned 9.30%. The Fund’s performance differed from the return of the Index primarily due to the Fund having a lower weighting to the energy industry as well as fees and trading costs the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 10.14%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,190 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compares to the performance of a broad-based U.S. high yield corporate bond benchmark.

Relative to the Benchmark Index, the Fund was most overweight in the consumer cyclicals industry and most underweight in the communications industry during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund having a lower weighting to the energy industry as well as fees and trading costs the Fund incurred.

For the fiscal year ended October 31, 2016, the energy industry contributed most significantly to the Fund’s return, followed by the communications and consumer non-cyclical industries. The insurance industry detracted most significantly from the Fund’s return, followed by the basic industry and transportation industries.

Positions that contributed most significantly to the Fund’s return included Murphy Oil Corp., 4.70% coupon, due 12/1/2022, an energy company (portfolio average weight of 0.63%), and Freeport-McMoran Copper & Gold Inc., 3.55% coupon, 3/1/2022, a basic materials company (portfolio average weight of 0.62%). Positions that detracted most significantly from the Fund’s return included Denbury Resources Inc., 4.625% coupon, due 7/15/2023, an energy company (no longer held at fiscal year-end), and Chesapeake Energy Corp., 6.625% coupon, due 8/15/2020, an energy company (no longer held at fiscal year-end).

21

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Oil & Gas	14.9
Retail	6.1
Healthcare-Services	5.3
Media	4.6
Telecommunications	4.6
Electric	3.9
Pipelines	3.8
Diversified Financial Services	3.6
Chemicals	3.2
REITs	3.1
Commercial Services	2.6
Entertainment	2.5
Home Builders	2.2
Insurance	2.2
Packaging & Containers	2.2
Building Materials	2.2
Food	2.1
Mining	2.1
Computers	2.0
Auto Parts & Equipment	1.9
Internet	1.8
Auto Manufacturers	1.7
Semiconductors	1.6
Iron/Steel	1.4
Lodging	1.4
Engineering & Construction	1.2

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016 (continued)
Aerospace/Defense	1.2
Cosmetics/Personal Care	1.1
Miscellaneous Manufacturing	0.9
Electrical Components & Equipment	0.9
Airlines	0.8
Banks	0.8
Leisure Time	0.8
Distribution/Wholesale	0.7
Advertising	0.6
Holding Companies-Diversified	0.6
Healthcare-Products	0.6
Electronics	0.6
Food Service	0.5
Household Products/Wares	0.5
Oil & Gas Services	0.5
Beverages	0.5
Office/Business Equipment	0.5
Machinery-Construction & Mining	0.4
Environmental Control	0.4
Housewares	0.3
Home Furnishings	0.3
Apparel	0.3
Machinery-Diversified	0.2
Software	0.2
Real Estate	0.2
Money Market Fund Plus Other Assets Less Liabilities	1.4

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2016
BBB+	0.3
BBB	4.8
BBB-	11.9
BB+	21.0
BB	17.6
BB-	17.2
B+	14.1
B	8.9
B-	2.8
Money Market Fund Plus Other Assets Less Liabilities	1.4

*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Ally Financial, Inc., 8.000%, 03/15/2020	1.2
Micron Technology, Inc., 5.500%, 02/01/2025	0.9
Freeport-McMoRan, Inc., 3.550%, 03/01/2022	0.9
General Motors Financial Co., Inc., 3.200%, 07/06/2021	0.9
Murphy Oil Corp., 4.700%, 12/01/2022	0.9
General Motors Co., 4.875%, 10/02/2023	0.9
Yum! Brands, Inc., 3.750%, 11/01/2021	0.8
Western Digital Corp., 10.500%, 04/01/2024	0.8
American Airlines Group, Inc., 6.125%, 06/01/2018	0.8
Gap, Inc. (The), 5.950%, 04/12/2021	0.8
Total	8.9

*	Excluding money market fund holdings.

22

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—RAFI® Bonds U.S. High Yield 1-10 Index††	9.30%	4.87%	15.33%	6.56%	37.42%	5.41%	60.38%
Bloomberg Barclays U.S. Corporate High Yield Index	10.14	4.55	14.29	7.17	41.36	7.96	98.64
Fund
NAV Return	7.90	3.79	11.80	5.45	30.39	3.35	34.31
Market Price Return	7.56	3.59	11.15	5.36	29.85	3.02	30.60

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended—RAFI® Bonds U.S. High Yield 1-10 Index is comprised of performance of the original underlying index from Fund inception through the conversion date, August 2, 2010, followed by the performance of the Index starting at the conversion date and through October 31, 2016.

23

PFIG	Manager’s Analysis
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

As an index fund, the PowerShares Fundamental Investment Grade Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Bonds US Investment Grade 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in component securities that comprise the Index.

The Index is comprised of U.S. dollar-denominated bonds that are registered with the U.S. Securities and Exchange Commission or that are Rule 144A securities that provide for registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States are excluded from the Index. Ryan ALM, Inc. compiles and calculates the Index, which measures potential returns based on a methodology approach developed by Research Affiliates, LLC, the Index Provider, utilizing fundamental measures. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 5.03%. On a net asset value (“NAV”) basis, the Fund returned 5.08%. During the same time period, the Index returned 5.14%. During the fiscal year, the Fund employed a “sampling” methodology to attempt to track the Index, rather than a full replication methodology. The Fund’s performance differed from the return of the Index primarily due to fees that the Fund incurred during the period partially offset by a positive impact as a result of the sampling methodology employed by the Fund.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 7.23%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5,630 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

Relative to the Benchmark Index, the majority of the Fund’s underperformance during the period can be attributed to the Fund’s lower duration and pricing differences between the Benchmark Index and the Fund.

For the fiscal year ended October 31, 2016, the banking industry contributed most significantly to the Fund’s return, followed by the energy and technology industries. The communications industry detracted most significantly from the Fund’s return, followed by the insurance and capital goods industries.

Positions that contributed most significantly to the Fund’s return included Halliburton Co., 6.15% coupon, due 9/15/2019, an energy company (no longer held at fiscal year-end), and Dow Chemical Co. (The), 4.25% coupon, due 11/15/2020, a basic industry company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Joy Global Inc., 5.125% coupon, due 10/15/2021, a capital goods company (no longer held at fiscal year-end), and Exxon Mobil Corp., 3.043% coupon, due 03/01/2026, an energy company (portfolio average weight of 0.46%).

24

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Banks	10.7
Retail	6.7
Insurance	6.1
Pharmaceuticals	5.6
Oil & Gas	5.3
Electric	4.7
REITs	3.7
Diversified Financial Services	3.5
Chemicals	2.8
Aerospace/Defense	2.8
Miscellaneous Manufacturing	2.8
Telecommunications	2.8
Food	2.7
Computers	2.6
Media	2.5
Semiconductors	2.3
Agriculture	2.2
Software	2.2
Healthcare-Products	2.0
Healthcare-Services	2.0
Oil & Gas Services	1.6
Beverages	1.6
Pipelines	1.5
Transportation	1.5
Auto Manufacturers	1.4
Internet	1.4
Commercial Services	1.1
Biotechnology	1.0
Electronics	1.0

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016 (continued)
Cosmetics/Personal Care	1.0
Machinery-Diversified	0.9
Gas	0.8
Apparel	0.6
Environmental Control	0.6
Machinery-Construction & Mining	0.5
Mining	0.5
Advertising	0.5
Housewares	0.4
Real Estate	0.4
Auto Parts & Equipment	0.4
Iron/Steel	0.4
Office/Business Equipment	0.4
Household Products/Wares	0.4
Airlines	0.3
Forest Products & Paper	0.3
Engineering & Construction	0.3
Electrical Components & Equipment	0.2
Leisure Time	0.2
Water	0.2
Textiles	0.2
Hand/Machine Tools	0.2
Savings & Loans	0.2
Lodging	0.2
Toys/Games/Hobbies	0.2
Distribution/Wholesale	0.2
Money Market Fund Plus Other Assets Less Liabilities	1.4

25

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2016
AAA	1.1
AA+	2.0
AA	3.6
AA-	6.9
A+	5.3
A	15.3
A-	14.3
BBB+	21.3
BBB	17.8
BBB-	9.4
BB+	0.9
BB-	0.7
Money Market Fund Plus Other Assets Less Liabilities	1.4

*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
General Electric Co., 5.250%, 12/06/2017	0.7
Exxon Mobil Corp., 3.043%, 03/01/2026	0.7
Home Depot, Inc. (The), 2.625%, 06/01/2022	0.7
Wells Fargo & Co., 3.000%, 04/22/2026	0.6
Wal-Mart Stores, Inc., 3.250%, 10/25/2020	0.6
Verizon Communications, Inc., 5.150%, 09/15/2023	0.6
JPMorgan Chase & Co., 6.000%, 01/15/2018	0.6
Hartford Financial Services Group, Inc. (The), 5.500%, 03/30/2020	0.6
JPMorgan Chase & Co., 4.500%, 01/24/2022	0.6
L-3 Communications Corp., 5.200%, 10/15/2019	0.5
Total	6.2

*	Excluding money market fund holdings.

26

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
RAFI® Bonds U.S. Investment Grade 1-10 Index	5.14%	3.80%	11.85%	3.76%	20.26%	3.81%	21.11%
Bloomberg Barclays U.S. Corporate Index	7.23	4.82	15.18	4.59	25.17	4.87	27.62
Fund
NAV Return	5.08	3.50	10.86	3.33	17.78	3.33	18.28
Market Price Return	5.03	3.54	11.01	2.96	15.72	3.38	18.55

Fund Inception: September 15, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

27

PGHY	Manager’s Analysis
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

As an index fund, the PowerShares Global Short Term High Yield Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DB Global Short Maturity High Yield Bond Index (the “Index”). The Fund generally invests at least 80% of its total assets in U.S. and foreign short-term, non- investment grade bonds included in the Index, all of which are denominated in U.S. dollars.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects such bonds issued by corporations, as well as sovereign, sub-sovereign or quasi-government entities, from a universe of eligible securities for inclusion in the Index that (i) are denominated in U.S. dollars; (ii) are rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+,” but no less than “C”); (iii) have three years or less to maturity; and (iv) have a fixed coupon.

Eligible bonds must be rated by at least one of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc., or Fitch Ratings Inc. DB converts all available ratings for each bond into a numerical score, and then calculates an average score for each bond from those available ratings that corresponds to DB’s “composite rating” system. Eligible bonds include either “short-term” bonds (i.e., bonds that have three years or less until maturity from the date they were issued) or “long-term seasoned” bonds (i.e., bonds that had a maturity longer than three years at the date they were issued, but currently have three years or less until maturity). To be eligible for inclusion in the Index, a “short-term” bond (excluding Eurodollar bonds) must have a minimum amount outstanding of at least $100 million, and a “long-term seasoned” bond (excluding Eurodollar bonds) must have a minimum amount outstanding of at least $250 million. Short-term Eurodollar bonds must have more than $200 million outstanding and long-term seasoned Eurodollar bonds must have more than $350 million outstanding. Effective with the close of markets on November 30, 2016, the Index Provider modified the eligibility requirements noted in this paragraph such that all bonds must now have a minimum amount outstanding of at least $250 million to be eligible for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 10.17%. On a net asset value (“NAV”) basis, the Fund returned 9.23%. During the same time period, the Index returned 14.42%. Due to the relative lower liquidity of certain bonds in the Index, the Fund’s sampling methodology resulted in the Fund being underweight less liquid CCC rated bonds which outperformed the broad Index and overweight more liquid CCC rated bonds which underperformed the broad Index.

During this same time period, The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index (the “Benchmark Index”) returned 9.27%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 880 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. Dollar-denominated short-term high yield corporate bond market.

The majority of the Fund’s underperformance (on a NAV basis) relative to the Benchmark Index during the period can be attributed to fees and operating expense incurred by the Fund during the period partially offset by performance differences as a result of varying country weights between the Fund and the Benchmark.

Positions that contributed most significantly to the Fund’s return included Energy XXI Gulf Coast, Inc., 9.25% coupon, due 12/15/2017, an energy company (portfolio average weight of 0.34%), and Thompson Creek Metals Co. Inc., 7.375% coupon, due 6/1/2018, a basic industry company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Aspect Software Inc., 10.625% coupon, due 5/15/2017, a technology company (no longer held at fiscal year-end), and Chesapeake Energy Corp., 6.50% coupon, due 8/15/2017, an energy company (no longer held at fiscal year-end).

28

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Banks	13.1
Oil & Gas	9.6
Sovereign	9.1
Diversified Financial Services	6.9
Telecommunications	6.3
Mining	3.2
Chemicals	3.1
Real Estate	2.7
Home Builders	2.7
Electric	2.5
Healthcare-Services	2.5
Pipelines	2.5
Oil & Gas Services	2.4
Transportation	2.1
Commercial Services	1.8
Media	1.8
Iron/Steel	1.7
Engineering & Construction	1.7
Food	1.3
Machinery-Diversified	1.3
Retail	1.2
Packaging & Containers	1.2
Aerospace/Defense	1.2
Healthcare-Products	1.2
Miscellaneous Manufacturing	1.0
Coal	1.0
REITs	0.9

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016 (continued)
Building Materials	0.9
Auto Manufacturers	0.7
Lodging	0.7
Environmental Control	0.6
Forest Products & Paper	0.6
Machinery-Construction & Mining	0.5
Auto Parts & Equipment	0.5
Private Equity	0.4
Electrical Components & Equipment	0.4
Airlines	0.4
Multi-National	0.3
Semiconductors	0.3
Investment Companies	0.3
Insurance	0.3
Storage/Warehousing	0.3
Entertainment	0.2
Computers	0.2
Pharmaceuticals	0.2
Internet	0.2
Electronics	0.2
Advertising	0.2
Beverages	0.2
Software	0.1
Leisure Time	0.1
Agriculture	0.0
Money Market Fund Plus Other Assets Less Liabilities	5.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Trillion Chance Ltd., 8.500%, 01/10/2019	0.8
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.250%, 01/31/2019	0.7
Mallinckrodt International Finance SA, 3.500%, 04/15/2018	0.7
Petroleos de Venezuela SA, 5.250%, 04/12/2017	0.7
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 8.125%, 02/15/2019	0.6
Novelis, Inc., 8.375%, 12/15/2017	0.6
VimpelCom Holdings BV, 5.200%, 02/13/2019	0.6
Jaguar Land Rover Automotive PLC, 4.125%, 12/15/2018	0.6
Phosagro OAO Via Phosagro Bond Funding Dac, 4.204%, 02/13/2018	0.6
VTB Bank OJSC Via VTB Capital SA, 6.000%, 04/12/2017	0.6
Total	6.5

*	Excluding money market fund holdings.

29

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
DB Global Short Maturity High Yield Bond Index	14.42%	6.39%	20.41%	6.69%	24.30%
The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained Index	9.27	3.49	10.85	4.46	15.79
Fund
NAV Return	9.23	4.06	12.69	4.48	15.88
Market Price Return	10.17	3.85	12.00	4.64	16.50

Fund Inception: June 20, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

30

PICB	Manager’s Analysis
PowerShares International Corporate Bond Portfolio (PICB)

As an index fund, the PowerShares International Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Corporate Bond Index® (Net) (the “Index”). The Fund generally will invest at least 80% of its total assets in investment grade corporate bonds that comprise the Index.

The Index measures the performance of investment grade corporate bonds issued in the following currencies of Group of Ten (“G10”) countries, excluding the U.S. Dollar (USD): Australian Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (CHF). S&P Dow Jones Indices LLC, the Index Provider, constructs the Index from investment grade corporate bonds denominated in the currencies noted above. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (1.26)%. On a net asset value (“NAV”) basis, the Fund returned (1.22)%. During the same time period, the Index returned (1.07)%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period partially offset by favorable allocations as a result of the Fund’s sampling methodology to the consumer cyclical and energy sectors.

During this same time period, the Bloomberg Barclays Pan-European Aggregate Index (the “Benchmark Index”) returned (0.13)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,710 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broader non-U.S. dollar corporate bond benchmark. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to fees and operating expenses incurred by the Fund during the period as well as due to a different currency composition relative to the Benchmark index.

Positions that contributed most significantly to the Fund’s return included Electricite de France SA, 5.50% coupon, due 3/27/2037 (portfolio average weight of 0.70%), and GlaxoSmithKline Capital PLC, 6.375% coupon, due 3/9/2039 (portfolio average weight of 0.60%). Positions that detracted most significantly from the Fund’s return included Engie SA, 5.00% coupon, due 10/1/2060 (portfolio average weight of 0.35%), and BHP Billiton Finance Ltd., Series 12, 4.30% coupon, due 9/25/2042 (portfolio average weight of 0.05%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Banks	43.7
Electric	14.4
Telecommunications	9.2
Oil & Gas	6.2
Pharmaceuticals	2.6
Beverages	2.6
Auto Manufacturers	2.3
Insurance	2.1
Mining	1.8
Water	1.7
Commercial Services	1.5
Agriculture	1.4
Media	1.1
Engineering & Construction	1.0
Gas	0.9
Savings & Loans	0.9
Diversified Financial Services	0.8
Sovereign	0.6
Real Estate	0.6
Home Furnishings	0.6
Holding Companies-Diversified	0.6
Miscellaneous Manufacturing	0.5
Chemicals	0.4
Computers	0.3
Building Materials	0.3
Healthcare-Services	0.2
Food	0.2
Transportation	0.1
Semiconductors	0.1
Money Market Fund Plus Other Assets Less Liabilities	1.3

31

PowerShares International Corporate Bond Portfolio (PICB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Electricite de France SA, EMTN, 5.500%, 10/17/2041	1.2
Lloyds Bank PLC, EMTN, 7.625%, 04/22/2025	1.0
Orange SA, EMTN, 5.625%, 01/23/2034	0.9
Anheuser-Busch InBev SA, EMTN, 2.000%, 03/17/2028	0.8
HSBC Holdings PLC, 2.625%, 08/16/2028	0.7
Cooperatieve Rabobank UA, GMTN, 1.375%, 02/03/2027	0.7
Barclays, EMTN, 6.000%, 01/14/2021	0.7
Electricite de France SA, EMTN, 5.500%, 03/27/2037	0.7
Cooperatieve Rabobank UA, EMTN, 5.250%, 09/14/2027	0.7
Electricite de France SA, EMTN, 5.125%, 09/22/2050	0.7
Total	8.1

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P International Corporate Bond Index® (Net)††	(1.07)%	(3.16)%	(9.18)%	0.21%	1.06%	3.00%	20.82%
Bloomberg Barclays Pan-European Aggregate Index	(0.13)	(2.09)	(6.14)	0.73	3.70	3.29	23.02
Fund
NAV Return	(1.22)	(3.01)	(8.76)	0.53	2.67	3.09	21.51
Market Price Return	(1.26)	(3.16)	(9.17)	0.65	3.29	2.92	20.30

32

PowerShares International Corporate Bond Portfolio (PICB) (continued)

Fund Inception: June 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

33

LDRI	Manager’s Analysis
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)

As an index fund, the PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in U.S. and foreign investment grade corporate bonds that comprise the Index. The Index measures potential returns of a theoretical portfolio of fixed income securities with a yield curve based upon remaining effective terms to maturity of five years or less.

Nasdaq, Inc. (the “Index Provider”) includes in the Index a portfolio of bonds with short- to intermediate-term maturities, meaning that it divides the components of the Index into five equally weighted groups of bonds with staggered terms to maturity in an annual, sequential (“laddered”) structure from zero to five years. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects such bonds issued by companies domiciled in the U.S. and other developed countries for inclusion in the Index that: (i) are denominated in U.S. dollars; (ii) pay fixed amounts of taxable interest; (iii) are rated as “investment grade” by at least one of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Inc. (“Fitch”) (i.e., have a grade of BBB- or higher from Fitch or S&P or of Baa3 or higher from Moody’s); (iv) have an outstanding face value of at least $500 million; and (v) have five years or less to maturity. Bonds must have an initial term to maturity of at least one year to be eligible for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 1.84%. On a net asset value (“NAV”) basis, the Fund returned 1.84%. During the same time period, the Index returned 2.73%. The Fund employed a “sampling” methodology to attempt to track the Index, rather than a full replication methodology; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to this sampling as well as the fees the Fund incurred during the period.

During this same time period, The BofA Merrill Lynch 0-5 US Corporate Index (the “Benchmark Index”) returned 3.04%. The Benchmark Index is an unmanaged index weighted by capitalization and based on current amount outstanding times the market price plus accrued interest based on the average performance of approximately 3,440 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the short-term investment grade U.S. corporate bond market. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s relative overweight in the banking industry and relative underweight in the oil field equipment & services industry.

Positions that contributed most significantly to the Fund’s return included Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas, Inc., a basic industry company (portfolio average weight of 0.40%), and Enbridge Energy Partners LP, an energy company (portfolio average weight of 0.52%). Positions that detracted most significantly from the Fund’s return included Weatherford International Ltd., an energy company (no longer held at fiscal year-end), and SESI LLC, an energy company (no longer held at fiscal year-end).

34

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Banks	31.4
Oil & Gas	6.0
Telecommunications	5.2
Pharmaceuticals	4.6
Media	4.5
Diversified Financial Services	4.1
Auto Manufacturers	3.5
Retail	3.2
Beverages	2.8
Miscellaneous Manufacturing	2.4
REITs	2.1
Electric	2.0
Pipelines	2.0
Food	2.0
Insurance	1.9
Software	1.9
Healthcare-Products	1.8
Healthcare-Services	1.8
Chemicals	1.4

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016 (continued)
Computers	1.4
Agriculture	1.1
Oil & Gas Services	0.9
Transportation	0.9
Biotechnology	0.9
Mining	0.9
Machinery-Diversified	0.9
Internet	0.9
Semiconductors	0.9
Metal Fabricate/Hardware	0.7
Household Products/Wares	0.5
Electrical Components & Equipment	0.5
Environmental Control	0.5
Aerospace/Defense	0.5
Cosmetics/Personal Care	0.5
Machinery-Construction & Mining	0.4
Gas	0.4
Money Market Fund Plus Other Assets Less Liabilities	2.6

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2016
AAA	1.8
AA+	1.1
AA	1.9
AA-	10.4
A+	9.0
A	17.2
A-	13.4
BBB+	24.0
BBB	10.0
BBB-	7.3
BB-	0.9
NR	0.4
Money Market Fund Plus Other Assets Less Liabilities	2.6

*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
American Express Bank FSB, Series BKNT, 6.000%, 09/13/2017	0.9
Synchrony Financial, 3.000%, 08/15/2019	0.9
Lloyds Bank PLC, 2.000%, 08/17/2018	0.9
Bank of Montreal, MTN, 1.800%, 07/31/2018	0.9
Royal Bank of Canada, GMTN, 1.800%, 07/30/2018	0.9
Santander UK PLC, 1.650%, 09/29/2017	0.9
Bank of Nova Scotia (The), 1.700%, 06/11/2018	0.9
US Bancorp, MTN, 1.650%, 05/15/2017	0.9
Bank of Montreal, MTN, 1.450%, 04/09/2018	0.9
Bank of Nova Scotia (The), 1.450%, 04/25/2018	0.9
Total	9.0

*	Excluding money market fund holdings.

35

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index	2.73%	2.10%	4.53%
The BofA Merrill Lynch 0-5 U.S. Corporate Index	3.04	2.24	4.86
Fund
NAV Return	1.84	1.65	3.57
Market Price Return	1.84	1.80	3.90

Fund Inception: September 10, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

36

PZA	Manager’s Analysis
PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

As an index fund, the PowerShares National AMT-Free Municipal Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from the federal alternative minimum tax.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax- exempt debt publicly issued by U.S. states and territories, or their political subdivisions, in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 5.82%. On a net asset value (“NAV”) basis, the Fund returned 5.71%. During the same time period, the Index returned 5.89%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 5.39%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 5,280 securities. The adviser provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a municipal bond benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of insured municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of New York and most underweight in the State of Texas during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to security selection within the States of California and Texas compared to the Benchmark Index.

For the fiscal year ended October 31, 2016, the U.S. territory of Puerto Rico contributed most significantly to the Fund’s return, followed by the State of Pennsylvania and the State of Illinois. The State of New York detracted most significantly from the Fund’s return, followed by the State of Massachusetts and the State of Texas.

Positions that contributed most significantly to the Fund’s return included Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A, 5.00%, due 7/1/2035 (portfolio average weight of 0.79%), and Pennsylvania State Turnpike Commission Rev. Sub.-Ser. 12B, 5.00%, due 12/1/2042 (portfolio average weight of 0.85%). Positions that detracted most significantly from the Fund’s return included Sales Tax Asset Receivables Corp. Ref. (Fiscal 2015) Ser. 14A, 4.00% coupon, due 10/15/2032 (portfolio average weight of 2.52%), and New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution Fiscal 2014) Ser. 14CC-1, 5.00% coupon, due 6/15/2047 (portfolio average weight of 1.10%).

State and Territory Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
California	17.5
Florida	5.3
Illinois	4.2
Massachusetts	4.7
New York	26.4
Pennsylvania	4.7
Texas	6.6
Other States and Territories Less Than 3% Each	28.3
Other Assets Less Liabilities	2.3

37

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Sales Tax Asset Receivables Corp. Ref. (Fiscal 2015) Ser. 14A, 4.000%, 10/15/2032	2.2
Chicago Illinois Wastewater Transmission Rev. (Second Lien) Ser. 12 AGM, 5.000%, 01/01/2037	1.9
City of Jasper Alabama Ser. 14 BAM, 5.000%, 03/01/2044	1.7
Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGC, 5.000%, 10/01/2029	1.6
Massachusetts State School Building Auth. Dedicated Sales Tax Rev. Ref. Ser. 15C, 5.000%, 08/15/2037	1.6
California Statewide Communities Development Auth. Rev. (St. Joseph Health System-Remarketed) Insured Ser. 07C FGIC, 5.750%, 07/01/2018	1.6
Port Auth. of New York & New Jersey Ref. (194th Series) Ser. 15, 5.000%, 10/15/2041	1.5
Inland Valley California Development Successor Agency Tax Allocation Ref. Ser. 14A AGM, 5.000%, 09/01/2044	1.4
North Texas Tollway Auth. Rev. Ref. (First Tier) Ser. 08K-1 AGC, 5.750%, 01/01/2019	1.3
New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution Fiscal 2013) Ser. 13CC, 5.000%, 06/15/2047	1.3
Total	16.1

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index††	5.89%	6.90%	22.17%	5.76%	32.33%	5.29%	59.47%
Bloomberg Barclays Municipal Bond 20 Year Index	5.39	6.71	21.53	5.64	31.54	5.57	63.33
Fund
NAV Return	5.71	7.24	23.32	5.39	29.99	4.69	51.50
Market Price Return	5.82	7.41	23.93	5.44	30.31	4.62	50.58

38

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended—BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index the Fund’s underlying index, from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through October 31, 2016.

39

PZT	Manager’s Analysis
PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

As an index fund, the PowerShares New York AMT-Free Municipal Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in municipal securities that comprise the Index and that are also exempt from federal alternative minimum tax.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or any U.S. territory, including Puerto Rico, or their political subdivisions in the U.S. domestic market with a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 6.02%. On a net asset value (“NAV”) basis, the Fund returned 5.50%. During the same time period, the Index returned 6.15%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the Fund’s duration being shorter than that of the Index, and security selection as a result of the Fund’s “sampling” methodology.

During this same time period, the Bloomberg Barclays Municipal Bond 20 Year Index (the “Benchmark Index”) returned 5.39%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 5,280 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compares to the performance of a municipal bond benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of New York and most underweight in the U.S. territory of the Virgin Islands during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to New York bonds outperforming the municipal bond market in general.

For the fiscal year ended October 31, 2016, the U.S. territory of Puerto Rico contributed most significantly to the Fund’s return, followed by the U.S. territory of the Virgin Islands. The U.S. territory of Guam bonds detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. First Sub.-Ser. 10C, 5.125%, due 8/1/2042 (portfolio average weight of 2.71%), and Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4, 5.00% coupon, due 7/1/2031 (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A, 5.50% coupon, due 5/1/2019 (portfolio average weight of 9.08%), and New York State Dormitory Auth. Rev. (New York University) Ser. 01, 5.50% coupon, due 7/1/2040 (portfolio average weight of 3.86%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Miscellaneous Revenue	14.1
College Revenue	13.9
Income Tax Revenue	11.8
Electric Power Revenue	9.2
Sales Tax Revenue	7.8
Highway Tolls Revenue	5.5
Health, Hospital, Nursing Home Revenue	5.3
Ad Valorem Property Tax	4.2
Lease Revenue	3.9
Transit Revenue	3.7
Water Revenue	3.7
Recreational Revenue	3.5
Port, Airport & Marina Revenue	3.5
Hotel Occupancy Tax	3.4
Sewer Revenue	3.2
Other Assets Less Liabilities	3.3

40

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
New York State Dormitory Auth. Rev. (The New School) Ser. 10 AGM, 5.500%, 07/01/2043	4.5
Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A BHAC, 5.500%, 05/01/2019	4.3
New York City Industrial Development Agency Rev. (Queens Baseball Stadium-PILOT) Ser. 09 AGC, 6.500%, 01/01/2046	4.3
New York State Dormitory Auth. Personal Income Tax Rev. (General Purpose) Ser. 11C, 5.000%, 03/15/2041	3.9
New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (Icahn School of Medicine at Mount Sinai) Ser. 15A, 5.000%, 07/01/2035	3.6
Brooklyn Arena New York Local Development Corp. PILOT Rev. Ref. (Barclays Center Project) Ser. 16A, 5.000%, 07/15/2042	3.6
New York City Industrial Development Agency Rev. Yankee Stadium (PILOT) Ser. 09 AGC, 7.000%, 03/01/2049	3.5
Sales Tax Asset Receivables Corp. Ref. (Fiscal 2015) Ser. 14A, 4.000%, 10/15/2032	3.5
New York State Convention Center Development Corp. Rev. Ref. (Hotel Unit Fee Secured) Ser. 15, 5.000%, 11/15/2040	3.5
New York State Ref. (Fiscal 2015) Ser. 14A, 5.000%, 08/01/2032	3.2
Total	37.9

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index††	6.15%	7.55%	24.39%	5.34%	29.72%	4.92%	54.43%
Bloomberg Barclays Municipal Bond 20 Year Index	5.39	6.71	21.53	5.64	31.54	5.57	63.33
Fund
NAV Return	5.50	7.03	22.59	4.79	26.35	4.11	44.04
Market Price Return	6.02	7.21	23.24	4.85	26.74	4.02	42.83

41

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended—BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index the Fund’s underlying index, from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through October 31, 2016.

42

PGX	Manager’s Analysis
PowerShares Preferred Portfolio (PGX)

As an index fund, the PowerShares Preferred Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in fixed-rate U.S. dollar-denominated preferred securities that comprise the Index.

The Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed-rate U.S. dollar- denominated preferred securities market. The Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary receipts, as well as senior and subordinated debt securities. Unlisted preferred securities are excluded from the Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion. The Index may include Rule 144A securities. Strictly in accordance with its guidelines and mandated procedures, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch” or the “Index Provider”) selects securities for the Index using a rules-based methodology. Qualifying securities must be rated at least B3 (based on an average of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), and Fitch Ratings, Inc. (“Fitch”)) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 7.36%. On a net asset value (“NAV”) basis, the Fund returned 7.22%. During the same time period, the Index returned 7.02%. The Fund’s performance differed from that of the Index primarily due to a positive impact as a result of the Fund’s sampling methodology partially offset by fees that the Fund incurred during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 5.95%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 290 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the preferred stock market, which includes convertible preferred stocks.

Relative to the Benchmark Index, the Fund was most overweight in the diversified financials industry and most underweight in the consumer non-cyclical industry during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Benchmark Index’s allocation to convertible preferred stock that performed poorly over the period.

For the fiscal year ended October 31, 2016, the banks industry contributed most significantly to the Fund’s return, followed by the diversified financials and insurance industries. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return included HSBC Holdings PLC, 8.13% (United Kingdom), a banks company (portfolio average weight of 2.65%), and Barclays Bank PLC, 8.13%, Series 5 (United Kingdom), a banks company (portfolio average weight of 3.67%). Positions that detracted most significantly from the Fund’s return included Deutsche Bank Contingent Capital Trust V, 8.05% (Germany), a banks company (portfolio average weight of 2.31%), and Deutsche Bank Contingent Capital Trust III, 7.60% (Germany), a banks company (portfolio average weight of 0.59%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Banks	43.5
Capital Markets	15.8
Insurance	12.1
Equity Real Estate Investment Trusts	8.8
Electric Utilities	6.8
Diversified Telecommunication Services	3.3
Consumer Finance	2.9
Industrial Conglomerates	1.6
Multi-Utilities	1.5
Wireless Telecommunication Services	1.3
Commercial Services & Supplies	0.6
Internet Software & Services	0.6
Machinery	0.6
Mortgage Real Estate Investment Trusts	0.2
Media	0.2
Chemicals	0.1
Trading Companies & Distributors	0.1
Thrifts & Mortgage Finance	0.1
Oil, Gas & Consumable Fuels	0.1
Money Market Fund Plus Other Assets Less Liabilities	(0.2)

43

PowerShares Preferred Portfolio (PGX) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Barclays Bank PLC, 8.13%, Series 5	3.1
HSBC Holdings PLC, 8.00%, Series 2	2.7
Wells Fargo & Co., 8.00%, Series J	2.6
HSBC Holdings PLC, 8.13%	2.6
Deutsche Bank Contingent Capital Trust V, 8.05%	2.2
Citigroup, Inc., 6.88%, Series K	1.6
BB&T Corp., 5.63%, Series E	1.6
Bank of America Corp., 6.50%, Series Y	1.5
JPMorgan Chase & Co., 6.13%, Series Y	1.5
PNC Financial Services Group, Inc. (The), 6.13%, Series P	1.5
Total	20.9

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index††	7.02%	9.39%	30.90%	8.13%	47.83%	4.27%	44.17%
S&P U.S. Preferred Stock Index	5.95	7.84	25.40	7.77	45.38	5.86	64.56
Fund
NAV Return	7.22	9.10	29.88	7.85	45.94	3.55	35.66
Market Price Return	7.36	9.17	30.12	7.84	45.88	3.38	33.81

44

PowerShares Preferred Portfolio (PGX) (continued)

Fund Inception: January 31, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended—The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index performance is comprised of the performance of The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index, the Fund’s previous underlying index, from Fund inception through the conversion date, April 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2016.

45

VRP	Manager’s Analysis
PowerShares Variable Rate Preferred Portfolio (VRP)

As an index fund, the PowerShares Variable Rate Preferred Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”), employs a proprietary methodology to select for the Index issues of preferred stock and “hybrid securities” that, in the Index Provider’s judgment, are functionally equivalent to preferred stock, including certain convertible securities, depositary preferred stock, trust preferred securities, perpetual subordinated debt listed on the New York Stock Exchange, NYSE Arca or NASDAQ and other types of hybrid securities that receive preferred treatment within an issuer’s capital structure similar to that of traditional preferred stock. To be eligible for inclusion in the Index, the preferred stock or hybrid security must: (i) maintain a minimum par value of $100 million outstanding or a minimum of 10 million shares outstanding; (ii) have floating or variable dividends or coupons; and (iii) be U.S. dollar-denominated and U.S. registered (or otherwise exempt from registration in the United States). The Fund considers the traditional preferred stocks and functionally equivalent hybrid securities included in the Index, collectively, to be “Preferred Securities.” The Index is a market capitalization-weighted index designed to track the performance of Preferred Securities. The Fund does not purchase all of the Preferred Securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 9.63%. On a net asset value (“NAV”) basis, the Fund returned 9.43%. During the same time period, the Index returned 9.44%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to beneficial trade execution during monthly rebalances offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 5.95%. The Benchmark Index is an unmanaged index weighted by modified market capitalization and based on the average performance of approximately 290 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the primarily fixed-rate preferred stock market. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s inclusion of only variable rate Preferred Securities, rather than the Benchmark Index’s focus on both fixed rate and variable rate securities. The variable rate segment of the preferred market (and hence the Fund) outpaced the fixed rate segment in 2016, benefitting from the potential for higher US short-term interest rates.

For the fiscal year ended October 31, 2016, the banks industry contributed most significantly to the Fund’s return, followed by the capital markets and insurance industries. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return included Citigroup Capital XIII, 7.26% coupon (portfolio average weight of 3.72%), and Wachovia Capital Trust III, 5.57% coupon, due 3/29/2049 (portfolio average weight of 3.93%). Positions that detracted most significantly from the Fund’s return included Legacy Reserves LP, 8.00% coupon, due 12/31/2049 (no longer held at fiscal year-end), and Assured Guaranty US Holdings, 6.40% coupon, due 12/15/2066 (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Banks	39.6
Insurance	22.3
Capital Markets	14.6
Pipelines	6.4
Consumer Finance	4.4
Electric	4.4
Food Products	1.8
Electric Utilities	1.7
Diversified Financial Services	1.5
Commercial Services & Supplies	0.7
Hand/Machine Tools	0.7
Multi-Utilities	0.6
Miscellaneous Manufacturing	0.5
Oil, Gas & Consumable Fuels	0.2
Mortgage Real Estate Investment Trusts	0.2
Other Assets Less Liabilities	0.4

46

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
GMAC Capital Trust I, 6.60%, Series 2	4.4
Wachovia Capital Trust III, 5.570%, 03/29/2049	3.9
Citigroup Capital XIII, 7.26%	3.7
Wells Fargo & Co., 5.85%	2.9
PNC Financial Services Group, Inc. (The), 6.13%, Series P	2.7
Citigroup, Inc., 6.88%, Series K	2.7
Prudential Financial, Inc., 5.625%, 06/15/2043	2.5
Emera, Inc., Series 16-A, 6.750%, 06/15/2076	2.1
TransCanada Trust, Series 16-A, 5.875%, 08/15/2076	2.0
U.S. Bancorp, 6.50%, Series F	2.0
Total	28.9

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index	9.44%	6.02%	15.71%
S&P U.S. Preferred Stock Index	5.95	6.01	15.69
Fund
NAV Return	9.43	5.70	14.88
Market Price Return	9.63	5.76	15.03

47

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

Fund Inception: May 1, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

48

PVI	Manager’s Analysis
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

As an index fund, the PowerShares VRDO Tax-Free Weekly Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index (the “Index”). The Fund generally will invest at least 80% of its total assets in variable rate demand obligation (“VRDO”) bonds that are exempt from federal income tax with interest rates that reset weekly, which comprise the Index.

Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg” or the “Index Provider”) compiles and calculates the Index, which is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the Index must be rated by at least one of the following statistical rating agencies: Moody’s Investors Service, Inc. as A-3 for long-term bonds or Prime-2 for short-term bonds; by Standard & Poor’s, a division of The McGraw-Hill Company, Inc., as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. as A- for long- term bonds or F-2 for short-term bonds. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (0.01)%. On a net asset value (“NAV”) basis, the Fund returned 0.07%. During the same time period, the Index returned 0.32%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays Municipal 1-Year Index (the “Benchmark Index”) returned 0.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 4,490 securities. The adviser provided this additional comparative benchmark to help investors understand how investment results of the Fund compare to the performance of a 1-year duration municipal benchmark.

Relative to the Benchmark Index, the majority of the Fund’s underperformance during the period can be attributed to fees and operating expenses that the Fund incurred during the period as well as the Benchmark’s 1 year duration compared to the Fund’s focus on bonds with weekly resets.

For the fiscal year ended October 31, 2016, the State of New York contributed most significantly to the Fund’s return, followed by the State of Florida and the State of California. There were no detracting states.

Positions that contributed most significantly to the Fund’s return included Texas State Transportation Commission Rev. (First Tier) Ser. 06B, 0.80% coupon, due 4/1/2026 (portfolio average weight of 4.43%), and New York City Transitional Finance Auth. Rev. (Future Tax Secured) Sub.-Ser. 99-B3, 0.65% coupon, due 11/1/2028 (portfolio average weight of 5.63%). There were no detracting positions.

State Breakdown (% of the Fund’s Net Assets)
California	13.6
Colorado	4.2
Connecticut	4.2
Florida	13.7
Indiana	4.2
Maryland	4.8
Michigan	4.2
Missouri	4.7
New York	11.1
North Carolina	9.6
Ohio	4.0
Tennessee	7.4
Texas	8.7
Other States Less Than 3% Each	2.9
Other Assets Less Liabilities	2.7

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Bay Area California Auth. Toll Bridge Rev. Ser. 07, 0.520%, 04/01/2047	6.4
Florida State Department of Environmental Protection Preservation Rev. (Everglades Restoration) Ser. 07A AGC, 0.670%, 07/01/2027	5.2
Texas State Transportation Commission Rev. (First Tier) Ser. 06B, 0.800%, 04/01/2026	5.0
North Carolina Medical Care Commission Health Care Facilities (Pennybyrn at Maryfield) Ser. 05A, 0.710%, 11/01/2034	5.0
Maryland State Health & Higher Educational Facilities Auth. Rev. (University of Maryland Medical Systems) Ser. 07A, 0.630%, 07/01/2034	4.8
Charlotte-Mecklenburg Hospital Auth. North Carolina Health Care System Rev. Ref. (Carolina-Remarketed) Ser. 07C, 0.630%, 01/15/2037	4.2
San Diego County California Regional Transportation Commission (Limited Tax) Ser. 08C, 0.580%, 04/01/2038	4.2
Connecticut State Health & Educational Facilities Auth. Rev. (Yale New Heaven Hospital) Ser. 13O, 0.590%, 07/01/2053	4.2
Colorado Springs Colorado Utilities Rev. (Sub.-Lien Improvement) Ser. 06B, 0.690%, 11/01/2036	4.2
Missouri State Health & Educational Facilities Auth. (BJC Health System) Ser. 08C, 0.600%, 05/15/2038	4.2
Total	47.4

49

PowerShares VRDO Tax-Free Weekly Portfolio (PVI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended—Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index††	0.32%	0.14%	0.42%	0.15%	0.75%	0.59%	5.37%
Bloomberg Barclays Municipal 1-Year Index	0.40	0.62	1.88	0.72	3.67	1.67	15.99
Fund
NAV Return	0.07	(0.06)	(0.17)	0.01	0.05	0.64	5.92
Market Price Return	(0.01)	(0.08)	(0.25)	(0.01)	(0.03)	0.63	5.83

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended—Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index is comprised of the performance of the Thompson Municipal Market Data VRDO Index, the Fund’s original underlying index, from inception through the conversion date, August 5, 2010, followed by the performance of the Index starting at the conversion date through October 31, 2016.

50

Schedule of Investments

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

October 31, 2016

Principal Amount		Value
	Long-Term Investments—95.8%
	United States Government Obligations—95.8%
	United States Treasury Notes—6.7%
$7,064,000	3.500%, 02/15/2018	$7,309,863
7,247,000	2.000%, 02/15/2022	7,467,099

		14,776,962

	United States Treasury Bonds—89.1%
5,911,000	8.875%, 02/15/2019	6,988,717
5,681,000	8.500%, 02/15/2020	7,047,991
5,571,000	7.875%, 02/15/2021	7,111,621
5,362,000	7.125%, 02/15/2023	7,172,410
5,543,000	6.250%, 08/15/2023	7,217,052
4,934,000	7.625%, 02/15/2025	7,207,301
5,336,000	6.000%, 02/15/2026	7,261,335
5,011,000	6.625%, 02/15/2027	7,259,295
5,170,000	6.125%, 11/15/2027	7,346,249
5,388,000	5.250%, 02/15/2029	7,318,628
4,900,000	6.250%, 05/15/2030	7,376,891
15,528,000	5.375%, 02/15/2031	22,062,493
16,181,000	4.500%, 02/15/2036	22,005,529
5,213,000	4.750%, 02/15/2037	7,308,178
5,473,000	4.375%, 02/15/2038	7,361,825
6,219,000	3.500%, 02/15/2039	7,399,640
5,294,000	4.625%, 02/15/2040	7,340,459
5,191,000	4.750%, 02/15/2041	7,352,159
6,650,000	3.125%, 02/15/2042	7,403,319
6,692,000	3.125%, 02/15/2043	7,443,933
6,094,000	3.625%, 02/15/2044	7,407,897
7,638,000	2.500%, 02/15/2045	7,506,718
7,736,000	2.500%, 02/15/2046	7,592,157

		197,491,797

	Total Long-Term Investments (Cost $208,625,667)	212,268,759

	Short-Term Investments—3.3%
	United States Government Obligations—3.3%
	United States Treasury Notes—3.3%
7,127,000	4.625%, 02/15/2017 (Cost $7,198,262)	7,215,546

Number of Shares
	Money Market Fund—0.0%
76,586	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(a) (Cost $76,586)	76,586

	Total Short-Term Investments (Cost $7,274,848)	7,292,132

	Total Investments (Cost $215,900,515)—99.1%	219,560,891
	Other assets less liabilities—0.9%	1,910,630

	Net Assets—100.0%	$221,471,521

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Schedule of Investments

PowerShares Build America Bond Portfolio (BAB)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—93.8%
	Ad Valorem Property Tax—19.5%
$3,000,000	Anchorage Alaska Ser. 10A-2	5.910%	04/01/2030	$3,356,280
1,500,000	Bexar County Texas Ser. 10	5.755	06/15/2040	1,614,120
14,890,000	California State Highway Safety Air Quality Remarketed Ser. 09B	6.509	04/01/2039	17,930,389
8,505,000	California State Ser. 09	7.350	11/01/2039	12,631,541
4,500,000	California State Ser. 10	7.625	03/01/2040	6,936,570
1,010,000	Carson City Nevada (Water Improvement) Ser. 10A	6.662	11/01/2039	1,089,689
2,000,000	Channelview Texas Independent School District Ser. 10 PSF-GTD	5.926	08/15/2035	2,145,400
2,000,000	Chicago Illinois (Recovery Zone Economic Development) Ser. 10D	6.257	01/01/2040	1,904,560
2,000,000	Chicago Illinois (Taxable Project) Ser. 10B	7.517	01/01/2040	2,182,080
6,205,000	Chicago Illinois Ser. 10C	6.207	01/01/2036	5,913,613
1,500,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.554	07/01/2030	1,915,200
1,620,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.754	07/01/2038	2,173,149
4,560,000	Clark County Nevada Ser. 10	7.000	07/01/2038	5,349,701
4,955,000	Commonwealth of Pennsylvania First Ser. 10B	4.650	02/15/2026	5,520,762
1,600,000	Cook County Illinois Community Consolidated (School District No. 65) Ser. 09	4.400	12/01/2020	1,643,360
700,000	Corpus Christi Texas Independent School District (School Building) Ser. 10B PSF-GTD	6.124	08/15/2032	796,397
5,170,000	Dallas Texas Independent School District Ser. 10C PSF-GTD	6.450	02/15/2035	6,116,834
200,000	Delaware State Ser. 09D	5.200	10/01/2026	220,694
500,000	Denver Colorado City & County School District No. 1 Ser. 09C	5.664	12/01/2033	646,860
1,000,000	Douglas County Nevada School District Ser. 10A PSF-GTD	6.110	04/01/2030	1,081,140
605,000	Hallettsville Texas Independent School Ser. 10 PSF-GTD	6.265	08/15/2030	685,132
1,000,000	Hallettsville Texas Independent School Ser. 10 PSF-GTD	6.465	08/15/2035	1,102,340
1,000,000	Hawaii State Ser. 10DX	5.530	02/01/2030	1,274,240
2,000,000	Hayward California Unified School District Ser. 10 AGM	7.350	08/01/2043	2,358,940
1,000,000	Hillsborough County Florida Ser. 09B	6.350	07/01/2039	1,082,130
200,000	Itasca Illinois Ser. 09A	6.100	02/01/2034	221,902
320,000	Itasca Illinois Ser. 09A	6.200	02/01/2039	354,931
2,000,000	Kiski Pennsylvania Area School District Ser. 10 AGM	6.526	09/01/2031	2,274,700
1,000,000	Lancaster Texas Ser. 10	6.528	02/15/2040	1,115,770
1,000,000	Las Vegas Valley Nevada Water District Ser. 09A	7.100	06/01/2039	1,121,440
5,140,000	Los Angeles California Community College District Ser. 10	6.600	08/01/2042	7,657,366
5,000,000	Los Angeles California Community College District Ser. 10	6.750	08/01/2049	7,656,700
500,000	Los Angeles California Unified School District Qualified School Construction Bonds (Election of 2005) Ser. 10J-1	5.981	05/01/2027	649,125
1,000,000	Los Angeles California Unified School District Taxable Ser. 09KRY	5.755	07/01/2029	1,260,620
10,295,000	Los Angeles California University School District Ser. 09KRY	5.750	07/01/2034	13,417,062
200,000	Louisville & Jefferson County Kentucky Metro Government (Recovery Zone Economic Development) Ser. 09E	5.450	11/15/2027	244,800
4,300,000	Massachusetts State Ser. 10	4.480	05/01/2024	4,896,926
1,595,000	Massachusetts State Ser. 10E	4.200	12/01/2021	1,760,561
1,500,000	Massachusetts State Ser. 16F	3.277	06/01/2046	1,496,880
1,000,000	Montgomery County Pennsylvania Ser. 10	6.030	09/01/2039	1,128,250
3,000,000	Napa Valley California University School District Ser. 10B	6.507	08/01/2043	4,213,590
1,000,000	New Orleans Louisiana Ser. 10A	8.800	12/01/2039	1,157,670
1,500,000	New York City New York Ser. 09	5.985	12/01/2036	1,963,665
1,000,000	New York City New York Ser. 09D-1	6.385	12/01/2029	1,133,860
1,000,000	New York City New York Ser. 10	5.646	06/01/2027	1,234,530
2,710,000	New York City New York Ser. 10	5.817	10/01/2031	3,084,603
3,920,000	New York City New York Ser. 10	6.246	06/01/2035	4,451,082
8,495,000	New York City New York Ser. 10	5.968	03/01/2036	11,288,326
1,965,000	New York City New York Taxable Ser. 10F-1	6.271	12/01/2037	2,716,554
960,000	North Las Vegas Nevada Ser. 10	5.372	06/01/2019	952,166
1,000,000	NYE County Nevada Ser. 10B AGM	6.300	08/01/2035	1,104,540
1,000,000	NYE County Nevada Ser. 10B AGM	6.400	08/01/2040	1,091,120
1,450,000	Peoria Illinois Community Unit (School District No. 323) Ser. 10	6.020	04/01/2028	1,581,993
1,000,000	Philadelphia Pennsylvania School District Ser. 10	6.615	06/01/2030	1,164,610
1,000,000	Quaker Valley Pennsylvania School District Ser. 10 AGM	5.959	10/01/2030	1,100,520
2,000,000	Round Rock Texas Independent School District Ser. 10 PSF-GTD	5.774	08/01/2030	2,280,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Ad Valorem Property Tax (continued)
$1,000,000	Round Rock Texas Independent School District Ser. 10B	6.054%	08/01/2035	$1,080,190
2,000,000	San Antonio Texas Independent School District Ser. 10 PSF-GTD	6.397	08/15/2040	2,263,560
1,500,000	San Francisco California City & County Ser. 10	6.260	06/15/2030	1,973,985
3,850,000	San Francisco California City & County Ser. 10D	6.260	06/15/2030	5,066,562
1,000,000	San Mateo California Union High School District Ser. 10B	6.733	09/01/2034	1,192,700
1,000,000	Snohomish County Washington Public Hospital District No. 3 (Cascade Valley Hospital) Ser. 10B	6.329	12/01/2035	1,037,260
200,000	Southwestern Community College District California Ser. 09B	7.130	08/01/2031	231,272
5,000,000	Utah State Ser. 10B	3.369	07/01/2021	5,402,850
15,255,000	Utah State Ser. 10B	3.539	07/01/2025	16,704,378
675,000	Wilson County Tennessee Tenth Special School District Ser. 10	6.130	04/01/2035	735,122

				209,135,442

	College Revenue—7.2%
4,500,000	California Infrastructure & Economic Development Bank Rev. (California Infrastructure Economic Development) Ser. 10	6.486	05/15/2049	6,155,190
900,000	California State University Rev. Ser. 10	6.484	11/01/2041	1,201,032
1,000,000	Colorado State Board Governors University Enterprise System Rev. Ser. 10	5.957	03/01/2033	1,210,900
2,000,000	Indiana University Rev. Ser. 10	5.536	06/01/2030	2,185,820
1,500,000	Indiana University Rev. Ser. 10	5.636	06/01/2035	1,620,945
5,000,000	Massachusetts State College Building Auth. Ser. 09C	5.832	05/01/2030	6,137,100
1,215,000	Mesa State College Colorado (Auxiliary Facilities Enterprise) Rev. Ser. 09B	5.800	05/15/2040	1,472,070
4,000,000	Missouri State Health & Educational Facilities Auth. Taxable Ref. (Washington University) Ser. 16B	3.086	09/15/2051	3,729,720
3,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10	6.190	07/01/2040	3,210,630
1,000,000	New Mexico State University Regents Improvement Rev. Ser. 10B	6.124	04/01/2030	1,080,250
1,000,000	North Carolina State University at Raleigh Rev. Ser. 10B	5.927	10/01/2030	1,134,770
3,000,000	Northern Arizona University Rev. (Arizona Board of Regents) Ser. 10A	6.593	08/01/2030	3,347,790
500,000	Northern Arizona University Rev. Ser. 09A	6.687	06/01/2039	552,860
1,000,000	Pennsylvania State Higher Educational Facilities Auth. Rev. (Temple University) Ser. 10	6.141	04/01/2030	1,231,950
905,000	Rutgers The State University of New Jersey Ser. 10	5.545	05/01/2029	1,054,778
1,500,000	University of California Rev. Ref. Ser. 16AS	3.552	05/15/2039	1,488,690
10,745,000	University of California Rev. Ser. 10	5.946	05/15/2045	13,940,885
3,000,000	University of Hawaii Rev. Ser. 10	5.834	10/01/2030	3,362,880
5,000,000	University of Hawaii Rev. Ser. 10	6.034	10/01/2040	5,602,500
1,500,000	University of Massachusetts Building Auth. Project Rev. Ser. 10	4.550	11/01/2025	1,724,925
250,000	University of Michigan University Rev. Ser. 10A	5.513	04/01/2030	301,195
500,000	University of North Carolina University Ser. 09B	5.757	12/01/2039	537,590
500,000	University of Texas Ser. 09B	6.276	08/15/2041	560,600
10,000,000	University of Texas System Ser. 10C	4.644	08/15/2030	11,742,400
1,435,000	Washington State Biomedical Research Facilities No. 3 Ser. 10B	6.416	07/01/2030	1,877,568
250,000	Wayne State University Ser. 09B	6.536	11/15/2039	278,200

				76,743,238

	Electric Power Revenue—11.5%
7,665,000	American Municipal Power Ohio Inc. (Combined Hydroelectric Projects) Rev. Ser.10	8.084	02/15/2050	12,364,105
2,090,000	American Municipal Power Ohio Inc. (Meldahl Hydroelectric-Remarketed) Rev. Ser. 10E	6.270	02/15/2050	2,680,843
8,005,000	American Municipal Power Ohio Inc. Rev. Ser. 09	6.053	02/15/2043	10,116,319
3,395,000	American Municipal Power Ohio Inc. Rev. Ser. 10	7.499	02/15/2050	4,952,015
750,000	Benton County Washington Public Utility District No. 1 Electric Rev. Ser. 10	6.546	11/01/2030	956,887
6,500,000	Cowlitz County Washington Public Utility District No. 1 Electric Ser. 10	6.884	09/01/2032	8,329,685
2,000,000	Douglas County Washington Public Utility District No. 1 Wells Hydroelectric Ser. 10B	5.245	09/01/2030	2,321,500
2,500,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.730	01/01/2030	3,029,500
2,750,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.830	01/01/2040	3,391,245
500,000	JEA Florida Electric Systems Rev. Ser. 09F	6.406	10/01/2034	631,390
8,000,000	Los Angeles California Department of Water & Power Rev. Ser. 10	6.166	07/01/2040	9,069,760
1,500,000	Los Angeles California Department of Water & Power Rev. Ser. 10	7.000	07/01/2041	1,810,065
500,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.790	01/01/2029	529,250
10,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.890	01/01/2042	12,777,300
1,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 10	7.597	01/01/2032	1,259,880
9,909,000	Municipal Electric Auth. of Georgia (Plant Vogtle Units 3&4 Project P) Ser. 10	7.055	04/01/2057	11,938,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Electric Power Revenue (continued)
$6,690,000	Municipal Electric Auth. of Georgia Ser. 10	6.655%	04/01/2057	$8,688,771
1,000,000	Northern California Power Agency (Lodi Energy Center) Rev. Ser. 10B	7.311	06/01/2040	1,319,760
250,000	Northern Illinois Municipal Power Agency Power Project Rev. Ser. 10	7.620	01/01/2030	308,635
9,050,000	South Carolina State Public Service Auth. Rev. Obligation Ser. 10C	6.454	01/01/2050	12,649,547
1,900,000	Southern California Public Power Auth. (Power Project) Rev. Ser. 10	5.843	07/01/2030	2,319,748
2,000,000	Southern California Public Power Auth. Rev. Ser. 10	5.921	07/01/2035	2,404,320
2,570,000	Tacoma Washington Electric System Rev. Ser. 10 AGM	5.791	01/01/2032	3,172,793
5,795,000	Virgin Islands Water & Power Auth. (Electric System) Rev. Ser. 10C AGM	6.850	07/01/2035	6,344,830

				123,367,106

	Fuel Sales Tax Revenue—1.9%
595,000	Idaho Housing & Financing Association Ser. 10A-2	6.348	07/15/2028	709,579
2,250,000	Missouri State Highways & Transportation Commission (State Road Rev.) Ser. 09	4.963	05/01/2023	2,615,850
6,000,000	Missouri State Highways & Transportation Commission (Taxable Third Lien State Road) Ser. 09C	5.063	05/01/2024	7,062,120
2,000,000	Washington State Ser. 10	5.090	08/01/2033	2,468,740
1,400,000	Washoe County Nevada Highway Rev. Ser. 10	7.063	02/01/2030	1,559,166
5,000,000	Washoe County Nevada Highway Rev. Ser. 10	7.213	02/01/2039	5,553,950

				19,969,405

	General Fund—16.0%
17,590,000	California State Ser. 09	7.500	04/01/2034	25,950,703
3,500,000	California State Ser. 09	7.300	10/01/2039	5,162,220
22,850,000	California State Ser. 10	7.950	03/01/2036	27,271,475
28,955,000	California State Ser. 10	7.600	11/01/2040	45,523,340
15,860,000	California State Various Purpose Ser. 09	7.550	04/01/2039	24,585,538
5,000,000	California State Various Purpose Ser. 10	5.700	11/01/2021	5,842,900
9,300,000	Illinois State Ser. 10	6.900	03/01/2035	9,901,152
5,000,000	Illinois State Ser. 10-1	5.363	02/01/2019	5,264,950
14,795,000	Illinois State Ser. 10-1	5.563	02/01/2021	16,156,732
2,500,000	Illinois State Ser. 10-2	5.650	03/01/2020	2,638,050
2,000,000	Kauai County Hawaii Ser. 10	5.763	08/01/2033	2,593,580

				170,890,640

	Government Fund/Grant Revenue—0.9%
10,700,000	Chicago Board of Education Ser. 09E	6.138	12/01/2039	9,070,069

	Health, Hospital, Nursing Home Revenue—1.0%
1,000,000	Cuyahoga County Ohio Hospital Rev. Ser. 10	8.223	02/15/2040	1,265,860
2,000,000	King County Washington Public Hospital District No. 1 Hospital Facilities Rev. Ser. 10	7.900	06/15/2030	2,311,080
2,500,000	Lee Memorial Health System Florida Hospital Rev. Ser. 10A	7.281	04/01/2027	3,148,575
1,000,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center) Ser. 16B	4.053	07/01/2026	1,075,700
1,000,000	Oak Valley California Hospital District (Health Facility) Rev. Ser. 10B	9.000	11/01/2039	1,029,500
1,500,000	Tangipahoa Parish Louisiana Hospital Service District No. 1 (North Oaks Health System) Ser. 09A AGC	7.200	02/01/2042	1,595,370
500,000	University California Regents Medical Center Pooled Rev. Ser. 09F	6.458	05/15/2029	630,570

				11,056,655

	Highway Tolls Revenue—5.4%
3,025,000	Bay Area California Auth. Toll Bridge Rev. (San Francisco Bay Area) Ser. 10S3	6.907	10/01/2050	4,619,598
3,605,000	Bay Area California Auth. Toll Bridge Rev. Sub.-Lien Ser. 10S1	7.043	04/01/2050	5,512,910
200,000	Illinois State Toll Highway Auth. Toll Highway Rev. Ser. 09A	5.293	01/01/2024	213,786
1,200,000	Maryland State Transportation Auth. (Transportation Facilities Projects) Rev. Ser. 10B	5.604	07/01/2030	1,502,424
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.259	11/01/2029	281,083
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.009	11/01/2039	317,438
4,215,000	New Jersey State Turnpike Auth. Rev. Ser. 09F	7.414	01/01/2040	6,384,798
2,280,000	New York Triborough Bridge & Tunnel Auth. Rev. Ser. 10	5.450	11/15/2032	2,826,767
5,000,000	North Texas Tollway Auth. Rev. Sub.-Lien Ser. 10B-2	8.410	02/01/2030	6,792,700
1,443,000	Pennsylvania State Turnpike Commission Rev. Ser. 09	6.105	12/01/2039	1,922,927
2,000,000	Texas State Transportation Commission Rev. (First Tier) Ser. 10B	5.028	04/01/2026	2,398,180
11,715,000	Texas State Transportation Commission Rev. (First Tier) Ser. 10B	5.178	04/01/2030	14,679,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Highway Tolls Revenue (continued)
$5,000,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.420%	11/15/2036	$6,330,300
2,715,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.500	11/15/2039	3,509,816

				57,291,739

	Hotel Occupancy Tax—0.4%
2,780,000	Dallas Texas Convention Center Hotel Development Corp. Ser. 09	7.088	01/01/2042	3,887,274

	Income Tax Revenue—2.7%
3,785,000	New York City Transitional Finance Auth. (Building Aid) Rev. Sub.-Ser. 10S-1B	6.828	07/15/2040	5,228,902
6,475,000	New York City Transitional Finance Auth. (Future Tax Secured) Rev. Ser. 10	5.932	11/01/2036	7,409,342
5,730,000	New York City Transitional Finance Auth. Rev. Ser. 10	4.325	11/01/2021	6,396,514
200,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 09F	5.292	03/15/2025	237,348
2,760,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10	5.500	03/15/2030	3,431,977
1,800,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10	5.389	03/15/2040	2,287,494
1,400,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10C	4.904	02/15/2023	1,609,748
2,000,000	New York State Urban Development Corp. Rev. State Personal Income Tax Ser. 10C	5.838	03/15/2040	2,572,860

				29,174,185

	Lease Revenue—3.1%
300,000	Beverly Hills California Public Financing Auth. Lease Rev. (Various Projects) Ser. 10C	6.674	06/01/2030	341,175
1,000,000	Beverly Hills California Public Financing Auth. Lease Rev. (Various Projects) Ser. 10C	6.774	06/01/2040	1,131,810
2,000,000	Brighton Colorado COP Ser. 10B AGM	6.550	12/01/2030	2,200,320
800,000	California State Public Works Board Lease Rev. (California State University Projects) Ser. 10B-2	7.804	03/01/2035	1,131,024
1,000,000	Columbus Indiana Multi-High School Building Corp. Ser. 10	6.446	01/15/2030	1,071,700
80,000	Escondido California Union High School District COP (Qualified School Construction Bonds) Ser. 10 AGM	5.000	06/01/2017	81,147
1,000,000	Franklin County Ohio Convention Facilities Auth. Ser. 10	6.390	12/01/2030	1,203,050
1,070,000	Franklin County Ohio Convention Facilities Auth. Ser. 10	6.540	12/01/2036	1,317,384
500,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Recovery Zone Economic Development) Ser. 09D	7.757	09/01/2039	564,075
2,000,000	Miami-Dade County Florida School Board COP Ser. 10	6.935	06/15/2032	2,171,560
1,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10B	7.225	07/01/2030	1,144,450
2,000,000	New York City Educational Construction Fund Rev. Ser. 10	6.000	04/01/2035	2,325,160
1,000,000	Passaic County New Jersey Ser. 10	6.540	08/01/2031	1,080,280
500,000	Peoria Illinois Public Building Commission (School District Facilities) Rev. Ser. 09C AGC	6.580	12/01/2029	545,815
5,000,000	Port of Morrow Oregon Transmission Facilities Rev. (Bonneville Corporation Project No. 4) Ser. 16	2.987	09/01/2036	4,849,150
3,000,000	Regional Transportation District Colorado COP Ser. 10	7.672	06/01/2040	4,069,530
500,000	Salt Lake County Utah Municipal Building Auth. (Lease Rev.) Ser. 09B	5.820	12/01/2029	635,680
3,000,000	San Francisco California City and County COP Ser. 09D	6.487	11/01/2041	3,961,650
1,000,000	St. Charles Missouri COP Ser. 10B	5.650	02/01/2030	1,068,830
2,250,000	Williamsburg County South Carolina Public Facilities Corp. (Installment Purchase Rev.) Ser. 10	6.526	12/01/2030	2,521,980

				33,415,770

	Miscellaneous Revenue—3.8%
500,000	Battery Park City Auth. Rev. Ser. 09A	6.375	11/01/2039	555,565
500,000	Camden County New Jersey Improvement Auth. Rev. Ser. 09A	6.180	01/15/2027	584,405
2,000,000	Commonwealth Financing Auth. Pennsylvania Rev. Ser. 10	5.587	06/01/2030	2,342,300
1,000,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10	5.854	01/15/2030	1,251,650
3,500,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10B-2	5.966	01/15/2030	4,419,835
500,000	Kansas State Development Finance Auth. Rev. (Kansas State Projects) Ser. 10E-2	6.120	11/01/2029	558,445
2,000,000	Kansas State Development Finance Auth. Rev. Ser. 10	5.945	03/01/2030	2,202,620
7,000,000	Miami-Dade County Florida Special Obligation Ser. 10B	6.743	04/01/2040	7,910,140
1,000,000	Mississippi State Ser. 10	5.245	11/01/2034	1,241,910
3,000,000	New Jersey Economic Development Auth. Rev. Ser. 10CC-1	6.425	12/15/2035	3,255,060
1,000,000	Port St. Lucie Florida Stormwater Utility Rev. Ser. 10A AGC	7.376	05/01/2039	1,157,010
2,000,000	St. Cloud Florida Capital Improvement Rev. Ser. 10B AGM	5.849	09/01/2030	2,205,300
9,680,000	Texas State Ser. 09	5.517	04/01/2039	13,108,656

				40,792,896

	Multiple Utility Revenue—0.1%
810,000	Colorado Springs Colorado Utilities Rev. (Direct Pay) Ser. 10B2	5.738	11/15/2050	910,383

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Nuclear Revenue—0.2%
$2,500,000	South Carolina State Public Service Auth. Rev. Obligation Ser. 16D	2.388%	12/01/2023	$2,523,100

	Port, Airport & Marina Revenue—3.3%
3,190,000	Chicago Illinois O’Hare International Airport Ser. 10	6.845	01/01/2038	3,567,792
5,750,000	Chicago Illinois O’Hare International Airport Ser. 10	6.395	01/01/2040	7,991,580
250,000	Long Beach California Senior Airport Rev. Ser. 09C	7.765	06/01/2039	278,712
2,000,000	New York State Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal Redevelopment Project) Ser. 16B	3.023	07/01/2024	2,009,900
2,750,000	New York State Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal Redevelopment Project) Ser. 16B	3.123	01/01/2025	2,776,043
2,500,000	New York State Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal Redevelopment Project) Ser. 16B	3.223	07/01/2025	2,524,825
2,000,000	New York State Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal Redevelopment Project) Ser. 16B	3.273	01/01/2026	2,023,360
1,000,000	New York State Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal Redevelopment Project) Ser. 16B	3.323	07/01/2026	1,013,030
2,000,000	New York State Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal Redevelopment Project) Ser. 16B	3.423	07/01/2027	2,018,860
3,000,000	New York State Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal Redevelopment Project) Ser. 16B	3.473	07/01/2028	3,017,130
2,000,000	New York State Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal Redevelopment Project) Ser. 16B	3.573	07/01/2029	2,010,140
1,000,000	New York State Transportation Development Corp. Special Facilities Rev. (LaGuardia Airport Terminal Redevelopment Project) Ser. 16B	3.673	07/01/2030	1,008,170
5,000,000	South Jersey Port Corp. New Jersey Rev. (Marine Terminal) Ser. 09-P-3	7.365	01/01/2040	5,516,800

				35,756,342

	Sales Tax Revenue—2.0%
1,855,000	Central Puget Sound Washington Regional Transportation Auth. Sales & Use Ser. 09	5.491	11/01/2039	2,461,789
1,000,000	Denver Colorado City & County Dedicated Tax Rev. Ref. & Improvement Ser. 16B	3.818	08/01/2032	1,037,780
200,000	Glendale Arizona Municipal Property Corp. (Excise Tax) Rev. Ser. 08B AGM	6.157	07/01/2033	249,074
2,000,000	Massachusetts State Bay Transportation Auth. Sales Tax Rev. Ser. 10	5.869	07/01/2040	2,556,320
450,000	Massachusetts State School Building Auth. Dedicated Sales Tax Rev. Ser. 09B	5.715	08/15/2039	599,413
2,500,000	Miami-Dade County Florida Transit Sales Surtax Rev. Ser. 10B	5.534	07/01/2032	2,869,050
1,000,000	Missouri State Highways & Transportation Commission (State Road Rev.) Ser. 10	5.020	05/01/2025	1,173,930
1,955,000	New York City Transitional Finance Auth. Rev. Ser. 10	4.867	08/01/2024	2,282,541
1,025,000	Santa Clara Valley California Transportation Auth. Sales Tax Rev. Ser. 10	5.876	04/01/2032	1,306,168
1,815,000	Utah Transit Auth. Sales Tax Rev. Ser. 09B	5.937	06/15/2039	2,413,533
3,000,000	Washoe County Nevada Sales Tax Rev. Ser. 10	7.451	02/01/2040	4,078,140

				21,027,738

	Sewer Revenue—1.1%
3,000,000	East Bay California Municipal Utility District Wastewater System Rev. Ser. 10	5.026	06/01/2032	3,599,490
1,030,000	Jurupa California Community Services District COP Ser. 10B	6.347	09/01/2025	1,295,163
1,070,000	Jurupa California Community Services District COP Ser. 10B	6.497	09/01/2026	1,380,407
1,125,000	Jurupa California Community Services District COP Ser. 10B	6.597	09/01/2027	1,470,577
1,170,000	Jurupa California Community Services District COP Ser. 10B	6.697	09/01/2028	1,542,891
500,000	Knoxville Tennessee Waste Water System Rev. Ser. 10	6.300	04/01/2045	550,850
200,000	Memphis Tennessee Sanitary Sewage System Rev. Ser. 09B AGC	6.300	10/01/2029	225,230
1,100,000	Riverside California Sewer Rev. Ser. 09	7.000	08/01/2029	1,249,842
200,000	Sarasota Florida Water & Sewer System Rev. Ser. 10B	5.425	10/01/2030	219,058

				11,533,508

	Special Assessment—0.2%
1,500,000	Macomb Interceptor Drainage District Michigan Ser. 10A	5.375	05/01/2035	1,551,930

	Tax Increment Revenue—0.2%
1,000,000	Temecula California Redevelopment Agency Tax Allocation Rev. (Temecula Redevelopment No. 1) Ser. 10B	7.930	08/01/2030	1,100,390
1,000,000	Temecula California Redevelopment Agency Tax Allocation Rev. (Temecula Redevelopment No. 1) Ser. 10B	8.180	08/01/2039	1,107,920

				2,208,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Transit Revenue—4.7%
$2,500,000	Metropolitan Transportation Auth. New York Dedicated Tax Fund (Metro Transit Auth.) Ser. 10A-2	6.089%	11/15/2040	$3,349,600
335,000	Metropolitan Transportation Auth. New York Rev. Ser. 09	5.871	11/15/2039	432,954
1,230,000	Metropolitan Transportation Auth. New York Rev. Ser. 10	6.648	11/15/2039	1,688,101
7,250,000	Metropolitan Transportation Auth. New York Rev. Ser. 10A	6.668	11/15/2039	10,161,673
3,745,000	Metropolitan Transportation Auth. New York Rev. Ser. 10C-1	6.687	11/15/2040	5,229,630
12,525,000	Metropolitan Transportation Auth. New York Rev. Ser. 10E	6.814	11/15/2040	17,550,531
7,455,000	New Jersey State Transportation Trust Fund Auth. Ser. 10B	6.561	12/15/2040	8,875,923
1,990,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	5.754	12/15/2028	2,210,014
1,125,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	6.104	12/15/2028	1,248,919

				50,747,345

	Water Revenue—8.6%
1,500,000	Beaumont Texas Waterworks & Sewer System Ser. 10B	6.007	09/01/2030	1,704,960
200,000	Davie Florida Water & Sewer Rev. Ser. 10B AGM	6.599	10/01/2030	230,576
3,000,000	East Bay California Municipal Utility District Water System Rev. Ser. 10	5.874	06/01/2040	3,967,560
2,000,000	Fresno California Water System Rev. Ser. 10A-2	6.500	06/01/2030	2,435,800
1,250,000	JEA Florida Water & Sewer System Rev. Ser. 10A	6.210	10/01/2033	1,645,375
2,000,000	Jurupa California Community Services District COP (Water Bonds) Ser. 10B	7.192	09/01/2040	2,784,700
1,715,000	Los Angeles California Department of Water & Power Rev. Ser. 10	6.603	07/01/2050	2,586,494
500,000	Los Angeles California Department of Water & Power Water System Rev. Ser. 09C	5.381	07/01/2024	601,085
2,270,000	Los Angeles California Department of Water & Power Water System Rev. Ser. 09C	6.008	07/01/2039	2,960,330
1,125,000	Massachusetts State Water Pollution Abatement Trust Ser. 10	5.192	08/01/2040	1,333,755
1,000,000	Metropolitan Water District of Southern California Ser. 10	6.947	07/01/2040	1,171,330
1,700,000	New York City Municipal Finance Auth. Water & Sewer System Rev. (Taxable Second General) Ser. 10EE	6.011	06/15/2042	2,373,982
1,480,000	New York City Municipal Finance Auth. Water & Sewer System Rev. Ser. 10	5.952	06/15/2042	2,054,714
2,925,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.790	06/15/2041	3,322,361
9,460,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.724	06/15/2042	12,862,762
6,100,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	6.124	06/15/2042	6,982,670
4,460,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.440	06/15/2043	5,900,981
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10DD	6.452	06/15/2041	1,158,510
1,000,000	New York State Environmental Facilities Corp. (State Clean Water & Drinking Water) Ser. 10	5.707	06/15/2030	1,234,160
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.570	12/15/2029	648,410
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.820	12/15/2039	699,120
500,000	Riverside California Water Rev. Ser. 09B	6.349	10/01/2039	703,055
2,245,000	San Francisco California City & County Public Utilities Commission Water Rev. Ser. 10	6.000	11/01/2040	2,903,167
3,000,000	San Francisco California City & County Public Utilities Commission Water Rev. Ser. 10DE	5.700	11/01/2027	3,730,770
2,480,000	San Francisco California City & County Public Utilities Commission Water Rev. Ser. 10DE	6.000	11/01/2040	3,214,998
4,600,000	San Francisco City & County Public Utilities Commission Ser. 10	6.950	11/01/2050	6,879,346
3,000,000	Santa Clara Valley California Water District Ref. Ser. 16B	4.354	06/01/2046	3,162,090
2,000,000	Seminole County Florida Water & Sewer Rev. Ser. 10B	6.443	10/01/2040	2,292,700
2,000,000	South Central Connecticut Regional Water Auth. Water System Rev. Ser. 10	6.243	08/01/2030	2,402,000
1,645,000	South Central Connecticut Regional Water Auth. Water System Rev. Ser. 10	6.393	08/01/2040	2,096,108
1,500,000	Sunrise Florida Utility System Rev. Ser. 10B	5.813	10/01/2030	1,677,915
1,000,000	Tacoma Washington Water System Rev. Ser. 10B	5.371	12/01/2030	1,162,840
1,275,000	Tucson Arizona Water Rev. Ser. 10	5.789	07/01/2026	1,525,856
1,250,000	Upper Eagle Regional Water Auth. Colorado Rev. Ser. 10	6.518	12/01/2039	1,395,538
500,000	Western Nassau County Water Auth. Water System Rev. Ser. 10	6.701	04/01/2040	641,915

				92,447,933

	Total Municipal Bonds (Cost $927,998,753)			1,003,501,008

	Corporate Bonds—0.8%
	Healthcare-Services—0.6%
3,000,000	Baylor Scott & White Holdings	3.967	11/15/2046	3,052,983
2,000,000	Mayo Clinic, Series 2016	4.128	11/15/2052	2,157,506
1,435,000	Montefiore Medical Center	2.895	04/20/2032	1,409,279

				6,619,768

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Commercial Services—0.2%
$2,000,000	Trustees of Dartmouth College	3.474%	06/01/2046	$2,034,204

	Total Corporate Bonds (Cost $8,434,900)			8,653,972

Number of Shares
	Money Market Fund—3.8%
40,960,612	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(a) (Cost $40,960,612)	40,960,612

	Total Investments (Cost $977,394,265)— 98.4%	1,053,115,592
	Other assets less liabilities—1.6%	17,563,695

	Net Assets—100.0%	$1,070,679,287

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

Auth.—Authority

COP—Certificate of Participation

PSF-GTD—Permanent School Fund Guaranteed

Ref.—Refunding

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Schedule of Investments

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—98.9%
	Ad Valorem Property Tax—19.8%
$1,350,000	Antelope Valley California Community College District (Election 2004) Ser. 07B NATL(a)	5.250%	08/01/2017	$1,396,629
500,000	Arcadia California Unified School District (Election 2006) Ser. 07A AGM	5.000	08/01/2037	505,105
775,000	California State Ref. Ser. 12	5.000	02/01/2038	894,900
1,500,000	California State Ref. Ser. 15	5.000	08/01/2035	1,786,530
3,000,000	California State Ser. 15	5.000	08/01/2045	3,573,060
1,000,000	California State Various Purpose Ser. 09	5.500	11/01/2039	1,124,540
1,965,000	California State Various Purpose Ser. 13	5.000	11/01/2043	2,308,993
800,000	Centinela Valley California Union High School District (Election 2010) Ser. 12B AGM	5.000	08/01/2050	954,784
2,000,000	Chaffey California Joint Union High School District (Election 2012) Ser. 15B	5.000	08/01/2044	2,347,780
1,000,000	Colton California Joint Unified School District (Election 2008) Ser. 09-A AGC(a)	5.375	08/01/2019	1,120,590
2,745,000	Contra Costa California Community College District (Election of 2006) Ser. 13	5.000	08/01/2038	3,256,751
1,500,000	Corona-Norco California Unified School District (Election 2006) Ser. 09C AGM(a)	5.500	08/01/2019	1,685,955
500,000	Desert California Community College District Ser. 07C AGM(a)	5.000	08/01/2017	516,300
1,500,000	El Monte California Union High School District (Election 2008) Ser. 09A AGC(a)	5.500	06/01/2019	1,674,975
500,000	Los Angeles California Community College District (Election 2001) Ser. 07A NATL(a)	5.000	08/01/2017	516,300
1,000,000	Los Angeles California Community College District Ref. Ser. 16	5.000	08/01/2036	1,214,130
1,505,000	Los Angeles Unified School District (Election 2002) Ser. 07C AGM(a)	5.000	07/01/2017	1,548,419
1,500,000	Oakland California Unified School District (Alameda County) Ser. 15A	5.000	08/01/2040	1,759,545
1,100,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/2031	1,168,288
400,000	San Diego California Community College District (Election 2006) Ser. 07 AGM(a)	5.000	08/01/2017	413,040
1,000,000	San Diego California Community College District (Election of 2006) Ser. 13	5.000	08/01/2043	1,176,770
1,000,000	San Diego California Unified School District (Election 2012) Ser. 13C	5.000	07/01/2035	1,184,290
1,000,000	San Diego California Unified School District (Election 2012) Ser. 16F	5.000	07/01/2040	1,185,980
2,000,000	West Contra Costa California Unified School District Ref. Ser. 12 AGM	5.000	08/01/2032	2,332,580
1,740,000	Yosemite California Community College District (Election 2004) Ser. 08C AGM(a)	5.000	08/01/2018	1,866,150

				37,512,384

	College Revenue—7.5%
1,500,000	California State Educational Facilities Auth. Rev. Ref. (Pepperdine University) Ser. 16	5.000	10/01/2046	1,790,655
2,100,000	California State University Rev. Ser. 15A	5.000	11/01/2038	2,522,646
210,000	California State University Rev. Systemwide Ser. 07A AGM(a)	5.000	05/01/2017	214,546
135,000	California State University Rev. Systemwide Ser. 07A AGM(a)	5.000	05/01/2017	137,931
155,000	California State University Rev. Systemwide Ser. 07A AGM	5.000	11/01/2037	158,168
2,940,000	California State University Rev. Systemwide Ser. 12A	5.000	11/01/2037	3,484,400
2,000,000	California State University Rev. Systemwide Ser. 14A	5.000	11/01/2039	2,368,460
1,500,000	University of California Rev. (Limited Project) Ser. 12G	5.000	05/15/2037	1,760,640
1,500,000	University of California Rev. General Ser. 13AI	5.000	05/15/2038	1,759,470

				14,196,916

	Electric Power Revenue—9.7%
2,000,000	Guam Power Auth. Rev. Ser. 10A AGM	5.000	10/01/2037	2,236,720
2,000,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/2030	2,328,340
4,445,000	Los Angeles California Department of Water & Power Rev. (Power System) Ser. 12B	5.000	07/01/2043	5,218,430
2,500,000	Los Angeles California Department of Water & Power Rev. Ref. (Power System) Ser. 16A	5.000	07/01/2046	2,970,775
1,000,000	Los Angeles California Department of Water & Power Rev. Ser. 14D	5.000	07/01/2039	1,182,590
1,000,000	Los Angeles California Department of Water & Power Rev. Ser. 15E	5.000	07/01/2044	1,174,930
1,500,000	Los Angeles California Department of Water & Power Rev. Ser. 16B	5.000	07/01/2042	1,789,185
400,000	Los Angeles California Water & Power Rev. (Power System) Sub.-Ser. 07A-1 AMBAC	5.000	07/01/2039	410,288
1,000,000	Redding California Electric System Rev. COP Ser. 08A AGM	5.000	06/01/2030	1,057,050

				18,368,308

	General Fund—8.8%
550,000	California State Ref. Ser. 07 NATL	4.250	08/01/2033	554,125
1,000,000	California State Ref. Ser. 16	5.000	09/01/2036	1,198,390
2,585,000	California State Ref. Various Purpose Ser.16	5.000	09/01/2034	3,110,220
2,025,000	California State Ser. 10	5.250	11/01/2040	2,327,090
1,000,000	California State Various Purpose Ref. Ser. 16	5.000	09/01/2036	1,198,390
2,020,000	California State Various Purpose Ser. 09	6.000	04/01/2038	2,254,381
1,160,000	California State Various Purpose Ser. 13	5.000	04/01/2037	1,354,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	General Fund (continued)
$2,000,000	California State Various Purpose Ser. 13	5.000%	04/01/2043	$2,322,980
2,000,000	California State Various Purpose Ser. 16	5.000	09/01/2045	2,394,860

				16,715,304

	Health, Hospital, Nursing Home Revenue—10.1%
1,000,000	California State Health Facilities Auth. Rev. (Lucile Packard Stanford Hospital) Ser. 16B	5.000	08/15/2055	1,156,480
500,000	California State Health Facilities Financing Auth. Rev. Ref. (Cedars Sinai Medical Center) Ser. 16B	5.000	08/15/2035	596,235
500,000	California State Health Facilities Financing Auth. Rev. Ref. (Providence St. Joseph Health) Ser. 16A	4.000	10/01/2036	535,065
2,265,000	California State Health Facilities Financing Auth. Rev. Ref. (Sutter Health) Ser. 08A	5.000	08/15/2038	2,403,958
3,305,000	California State Health Facilities Financing Auth. Rev. Ref. (Sutter Health) Ser. 11D	5.000	08/15/2035	3,797,907
1,000,000	California State Health Facilities Financing Auth. Rev. Ref. (Sutter Health) Ser. 15A	5.000	08/15/2043	1,159,330
495,000	California Statewide Communities Development Auth. Rev. (Adventist Remarketed 05/23/08) Ser. 07B AGC(a)	5.000	05/23/2018	525,225
1,000,000	California Statewide Communities Development Auth. Rev. (Catholic Healthcare West) Ser. 07K AGC	5.500	07/01/2041	1,026,140
1,000,000	California Statewide Communities Development Auth. Rev. (Kaiser Permanente) Ser. 12A	5.000	04/01/2042	1,138,390
1,000,000	California Statewide Communities Development Auth. Rev. (St. Joseph Health System-Remarketed) Insured Ser. 07C FGIC(a)	5.750	07/01/2018	1,081,860
1,000,000	California Statewide Communities Development Auth. Rev. (Sutter Health) Rev. Ser. 11A	6.000	08/15/2042	1,169,150
1,000,000	California Statewide Communities Development Auth. Rev. Ref. (Cottage Health System Obligated Group) Ser. 15	5.000	11/01/2043	1,159,420
1,000,000	California Statewide Communities Development Auth. Rev. Ref. (John Muir Health) Ser. 16A	4.000	08/15/2046	1,039,830
1,000,000	California Statewide Communities Development Auth. Rev. Ref. (John Muir Health) Ser. 16A	5.000	08/15/2051	1,177,990
1,045,000	California Statewide Communities Development Auth. Rev. Ref. (Trinity Health) Ser. 11	5.000	12/01/2041	1,196,880

				19,163,860

	Highway Tolls Revenue—6.0%
9,830,000	Bay Area California Auth. Toll Bridge Rev. Ser. 14S-6	5.000	10/01/2054	11,384,811

	Lease Revenue—9.6%
540,000	Anaheim California Public Financing Auth. Lease Rev. Ref. Ser. 14A	5.000	05/01/2039	638,280
670,000	California State Public Works Board Lease Rev. Ref. (Various Capital Projects) Ser. 16C	5.000	11/01/2034	802,312
1,500,000	Kern County California COP (Capital Improvements Projects) Ser. 09A AGC	5.750	08/01/2035	1,644,450
400,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Police Headquarters Facility) Ser. 06A NATL(a)	4.250	01/01/2017	402,408
1,000,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Real Property) Ser. 09B AGC(a)	5.500	04/01/2019	1,108,190
1,130,000	Los Angeles County California Public Works Financing Auth. Lease Rev. (Multiple Capital Project II) Ser. 12	5.000	08/01/2037	1,324,857
2,330,000	Los Angeles County California Public Works Financing Auth. Lease Rev. (Multiple Capital Project II) Ser. 12	5.000	08/01/2042	2,731,785
2,000,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 15A	5.000	12/01/2044	2,330,420
1,000,000	Richmond Joint Powers Financing Auth. Lease Rev. (Civic Center Project) Ser. 09 AGC	5.750	08/01/2029	1,108,690
1,000,000	San Diego California Public Facilities Financing Auth. Lease Rev. (Capital improvement Projects) Ser. 15A	5.000	10/15/2044	1,175,780
3,000,000	San Jose California Financing Auth. Ref. (Civic Center Project) Ser. 13A	5.000	06/01/2039	3,468,360
400,000	Santa Clara Valley California Water District (COP Water Utility System Improvement) Ser. 07A NATL	5.000	06/01/2037	409,424
1,000,000	Yuba California Levee Financing Auth. Rev. (Levee Financing Project) Ser. 08A AGC	5.000	09/01/2038	1,033,470

				18,178,426

	Local or GTD Housing—0.6%
1,000,000	California Statewide Communities Development Auth. Student Housing Rev. Ref. (CHF Irvine LLC) Ser. 16	5.000	05/15/2040	1,146,950

	Miscellaneous Revenue—3.5%
1,500,000	California State Various Purpose (Green Bonds) Ser. 14	5.000	10/01/2037	1,784,400
1,000,000	California State Various Purpose Ser. 14	5.000	10/01/2044	1,184,840
1,000,000	California State Various Purpose Ser. 15	5.000	03/01/2045	1,182,850
2,000,000	Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11 AGM(a)	5.500	09/01/2021	2,412,520

				6,564,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Natural Gas Revenue—1.5%
$2,500,000	Chula Vista California Industrial Development Rev. (San Diego Gas—Remarketed 06/17/09) Ser. 04A	5.875%	02/15/2034	$2,782,625

	Port, Airport & Marina Revenue—5.5%
500,000	Long Beach California Marina Rev. Ser. 15	5.000	05/15/2040	561,610
500,000	Long Beach California Marina Rev. Ser. 15	5.000	05/15/2045	558,460
1,000,000	Los Angeles California Department of Airports (Senior Los Angeles International Airport) Ser. 10A	5.000	05/15/2040	1,125,690
2,000,000	Los Angeles California Department of Airports Rev. Ref. Sub.-Ser. 15C	5.000	05/15/2038	2,362,060
2,000,000	San Francisco California City & County Airports Commission Rev. (San Francisco International Airport) Ser. 14B	5.000	05/01/2044	2,298,720
3,000,000	San Francisco California City & County Airports Commission Rev. (San Francisco International Airport) Ser. 16C	5.000	05/01/2046	3,528,030

				10,434,570

	Recreational Revenue—0.6%
1,000,000	California Infrastructure & Economic Development Bank Rev. Ref. (Academy of Motion Picture Arts & Projects) Ser. 15	5.000	11/01/2041	1,164,520

	Sales Tax Revenue—0.8%
1,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. First Sub.-Ser. 10C AGM	5.125	08/01/2042	1,594,485

	Sewer Revenue—1.7%
400,000	Bakersfield California Wastewater Rev. Ser. 07A AGM(a)	5.000	09/15/2017	415,032
400,000	Clovis California Public Financing Auth. Wastewater Rev. Ser. 07 AMBAC	4.500	08/01/2038	408,972
650,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/2037	695,299
1,525,000	Sacramento County California Sanitation District Financing Auth. Rev. Ref. Ser. 14A	5.000	12/01/2044	1,790,304

				3,309,607

	Special Assessment—0.9%
1,500,000	Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08 BHAC	5.625	10/01/2037	1,616,310

	Special Tax—1.6%
2,600,000	Irvine California Unified School District Special Tax Ref. Ser. 15 BAM	5.000	09/01/2038	3,035,032

	Tax Increment Revenue—2.2%
1,000,000	Inland Valley California Development Successor Agency Tax Allocation Ref. Ser. 14A AGM	5.000	09/01/2044	1,138,500
2,500,000	Santa Cruz County California Redevelopment Successor Agency Tax Allocation Ref. Ser. 15A AGM	5.000	09/01/2035	2,949,125

				4,087,625

	Transit Revenue—0.9%
1,500,000	Alameda California Corridor Transportation Auth. Ref. (Second Sub.-Lien) Ser. 16B AGM	5.000	10/01/2035	1,782,555

	Water Revenue—7.6%
1,000,000	California State Department of Water Resources (Central Valley Project) Water System Rev. Ref. Ser. 16AW	5.000	12/01/2033	1,236,660
1,000,000	East Bay California Municipal Utility District Water System Rev. Ref. Ser. 07A NATL(a)	5.000	06/01/2017	1,025,430
1,500,000	East Bay California Municipal Utility District Water System Rev. Ref. Ser. 15A	5.000	06/01/2037	1,794,435
2,000,000	Los Angeles California Department of Water & Power Rev. Ser. 12B	5.000	07/01/2043	2,340,940
1,250,000	Los Angeles California Department of Water & Power Rev. System Ser. 11A	5.000	07/01/2041	1,432,038
500,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A AGC	5.125	07/01/2047	513,320
1,000,000	San Diego County California Water Auth. Ref. Ser. 16B	5.000	05/01/2037	1,208,360
4,090,000	Santa Clara Valley California Water District Ref. Ser. 16A	5.000	06/01/2046	4,864,932

				14,416,115

	Total Investments (Cost $182,753,892)(b)—98.9%			187,455,013
	Other assets less liabilities—1.1%			2,165,039

	Net Assets—100.0%			$189,620,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ) (continued)

October 31, 2016

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

BAM—Build America Mutual

BHAC—Berkshire Hathaway Assurance Corp.

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Co.

GTD—Grant To Date

NATL—National Public Finance Guarantee Corp.

Ref.—Refunding

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2016. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	14.6%
Assured Guaranty Corp.	5.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Schedule of Investments

PowerShares CEF Income Composite Portfolio (PCEF)

October 31, 2016

Number of Shares		Value
	Closed-End Funds—100.0%
	Bonds—46.3%
2,772,672	Aberdeen Asia-Pacific Income Fund, Inc.	$13,641,546
510,684	BlackRock Core Bond Trust	6,945,302
1,129,367	BlackRock Credit Allocation Income Trust	14,534,953
481,103	BlackRock Income Trust, Inc.	3,040,571
354,630	BlackRock Limited Duration Income Trust	5,358,459
409,687	BlackRock Multi-Sector Income Trust	6,866,354
375,956	BlackRock Taxable Municipal Bond Trust	8,552,999
484,309	Blackstone/GSO Strategic Credit Fund	7,133,872
240,406	Brookfield Mortgage Opportunity Income Fund, Inc.	3,445,018
133,587	Brookfield Total Return Fund, Inc.	2,885,479
213,674	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	5,269,201
67,462	Cohen & Steers Select Preferred and Income Fund, Inc.	1,841,038
79,190	Cutwater Select Income Fund	1,552,916
961,197	DoubleLine Income Solutions Fund	18,022,444
74,422	DoubleLine Opportunistic Credit Fund	1,860,550
256,493	Duff & Phelps Utility and Corporate Bond Trust, Inc.	2,421,294
1,232,342	Eaton Vance Limited Duration Income Fund	16,390,149
189,697	Eaton Vance Short Duration Diversified Income Fund	2,534,352
101,812	Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	1,221,744
183,835	First Trust Aberdeen Global Opportunity Income Fund	2,106,749
399,642	First Trust Intermediate Duration Preferred & Income Fund	9,055,888
141,568	Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	3,472,663
226,244	Flaherty & Crumrine Preferred Securities Income Fund, Inc.	4,576,916
52,238	Flaherty & Crumrine Total Return Fund, Inc.	1,086,028
279,235	Franklin Limited Duration Income Trust	3,367,574
113,063	Guggenheim Taxable Municipal Managed Duration Trust	2,516,782
85,537	Invesco Bond Fund(a)	1,644,021
1,901,068	Invesco Senior Income Trust(a)	8,345,689
67,063	John Hancock Investors Trust	1,121,964
170,244	John Hancock Preferred Income Fund	3,610,875
119,198	John Hancock Preferred Income Fund II	2,547,261
207,320	John Hancock Preferred Income Fund III	3,781,517
279,398	John Hancock Premium Dividend Fund	4,179,794
572,940	MFS Charter Income Trust	4,841,343
243,453	MFS Government Markets Income Trust	1,268,390
1,098,021	MFS Intermediate Income Trust	4,886,193
819,366	MFS Multimarket Income Trust	4,891,615
173,779	Nuveen Build America Bond Fund	3,737,986
53,095	Nuveen Build America Bond Opportunity Fund	1,157,471
1,437,724	Nuveen Credit Strategies Income Fund	12,105,636
506,819	Nuveen Floating Rate Income Fund	5,651,032
252,477	Nuveen Global High Income Fund, Class I	3,961,364
143,780	Nuveen Preferred & Income Term Fund	3,455,033
653,782	Nuveen Preferred Income Opportunities Fund	6,289,383
1,328,281	Nuveen Preferred Securities Income Fund	12,366,296
203,162	PIMCO Corporate & Income Strategy Fund	3,008,829

Number of Shares		Value
	Closed-End Funds (continued)
	Bonds (continued)
83,161	PIMCO Income Opportunity Fund	$1,891,913
163,513	PIMCO Income Strategy Fund	1,736,508
380,392	PIMCO Income Strategy Fund II	3,579,489
237,812	Pioneer Floating Rate Trust	2,808,560
314,168	Prudential Short Duration High Yield Fund, Inc.	4,816,195
542,660	Putnam Master Intermediate Income Trust	2,403,984
1,242,703	Putnam Premier Income Trust	6,051,964
86,178	Stone Harbor Emerging Markets Income Fund	1,303,011
462,437	TCW Strategic Income Fund, Inc.	2,455,541
1,434,499	Templeton Global Income Fund	9,094,724
119,439	Virtus Global Multi-Sector Income Fund	1,839,361
140,953	Western Asset Global Corporate Defined Opportunity Fund, Inc.	2,451,173
58,988	Western Asset Income Fund	858,275
56,121	Western Asset Investment Grade Defined Opportunity Trust, Inc.	1,185,332
79,071	Western Asset Premier Bond Fund	1,057,179
712,226	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	8,012,543
309,142	Western Asset/Claymore Inflation-Linked Securities & Income Fund	3,524,219

		297,622,504

	Bonds/High Yield—26.4%
811,922	AllianceBernstein Global High Income Fund, Inc.	10,116,548
192,970	Barings Global Short Duration High Yield Fund	3,577,664
1,218,282	BlackRock Corporate High Yield Fund, Inc.	12,816,327
2,000,230	BlackRock Debt Strategies Fund, Inc.	7,240,833
354,626	BlackRock Floating Rate Income Strategies Fund, Inc.	4,886,746
224,693	BlackRock Floating Rate Income Trust	3,051,331
273,065	Brookfield High Income Fund, Inc.	1,946,953
549,586	Credit Suisse Asset Management Income Fund, Inc.	1,698,221
556,483	Credit Suisse High Yield Bond Fund	1,352,254
141,832	Deutsche High Income Opportunities Fund, Inc.	2,005,505
210,993	Deutsche Multi-Market Income Trust	1,785,001
473,193	Dreyfus High Yield Strategies Fund	1,561,537
370,491	Eaton Vance Floating-Rate Income Trust	5,342,480
342,771	Eaton Vance Senior Floating-Rate Trust	4,850,210
414,298	First Trust High Income Long/Short Fund	6,429,905
199,338	First Trust Senior Floating Rate Income Fund II	2,716,977
36,019	Guggenheim Credit Allocation Fund	780,532
175,341	Ivy High Income Opportunities Fund	2,481,075
162,708	KKR Income Opportunities Fund	2,551,261
255,692	Morgan Stanley Emerging Markets Debt Fund, Inc.	2,383,049
228,569	Neuberger Berman High Yield Strategies Fund, Inc.	2,653,686
243,476	New America High Income Fund, Inc. (The)	2,196,154
357,219	Nuveen Floating Rate Income Opportunity Fund	4,050,864
70,098	Nuveen High Income 2020 Target Term Fund, Class I	727,617

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

PowerShares CEF Income Composite Portfolio (PCEF) (continued)

October 31, 2016

Number of Shares		Value
	Closed-End Funds (continued)
	Bonds/High Yield (continued)
160,944	Nuveen High Income December 2018 Target Term Fund, Class I	$1,649,676
275,988	Nuveen NASDAQ 100 Dynamic Overwrite Fund	5,042,301
367,089	Nuveen Senior Income Fund	2,389,749
93,956	Nuveen Short Duration Credit Opportunities Fund	1,550,274
367,885	PIMCO Corporate & Income Opportunity Fund	5,242,361
63,574	Pioneer Diversified High Income Trust	1,016,548
161,431	Pioneer High Income Trust	1,620,767
398,625	Prudential Global Short Duration High Yield Fund, Inc.	5,867,760
90,654	Stone Harbor Emerging Markets Total Income Fund	1,335,333
509,308	Templeton Emerging Markets Income Fund	5,561,643
1,552,358	Voya Prime Rate Trust	8,243,021
684,419	Wells Fargo Income Opportunities Fund	5,591,703
442,771	Wells Fargo Multi-Sector Income Fund	5,605,481
325,209	Western Asset Emerging Markets Debt Fund, Inc.	4,978,950
333,034	Western Asset Emerging Markets Income Fund, Inc.	3,660,044
480,099	Western Asset Global High Income Fund, Inc.	4,757,781
657,867	Western Asset High Income Fund II, Inc.	4,651,120
1,371,143	Western Asset High Income Opportunity Fund, Inc.	6,800,869
218,516	Western Asset High Yield Defined Opportunity Fund, Inc.	3,277,740
152,676	Western Asset Worldwide Income Fund, Inc.	1,685,543

		169,731,394

	Domestic Equity—1.5%
240,951	BlackRock Science & Technology Trust	4,522,650
245,391	Cohen & Steers Global Income Builder, Inc.	2,132,448
119,015	GAMCO Natural Resources Gold & Income Trust	935,458
136,574	John Hancock Hedged Equity & Income Fund	2,172,892

		9,763,448

	Option Income—25.8%
1,107,191	AllianzGI NFJ Dividend, Interest & Premium Strategy Fund	13,529,874
274,895	BlackRock Energy and Resources Trust	3,790,802
331,738	BlackRock Enhanced Capital and Income Fund, Inc.	4,319,229
1,988,179	BlackRock Enhanced Equity Dividend Trust	15,348,742
812,963	BlackRock Global Opportunities Equity Trust	9,446,630
45,890	BlackRock Health Sciences Trust	1,502,438
1,185,636	BlackRock International Growth and Income Trust	6,710,700
1,200,804	BlackRock Resources & Commodities Strategy Trust	9,570,408
80,783	Columbia Seligman Premium Technology Growth Fund, Inc.	1,462,172
299,211	Eaton Vance Enhanced Equity Income Fund	3,611,477
429,305	Eaton Vance Enhanced Equity Income Fund II	5,735,515
588,185	Eaton Vance Risk-Managed Diversified Equity Income Fund	5,399,538

Number of Shares		Value
	Closed-End Funds (continued)
	Option Income (continued)
127,535	Eaton Vance Tax-Managed Buy-Write Income Fund	$2,089,023
332,717	Eaton Vance Tax-Managed Buy-Write Opportunities Fund	4,851,014
1,354,792	Eaton Vance Tax-Managed Diversified Equity Income Fund	13,940,810
676,535	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	7,157,740
2,263,635	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	18,720,261
181,722	First Trust Dynamic Europe Equity Income Fund	2,758,540
208,449	First Trust Enhanced Equity Income Fund	2,743,189
140,754	Guggenheim Enhanced Equity Income Fund	1,104,919
202,607	Madison Covered Call & Equity Strategy Fund	1,560,074
340,579	Nuveen Dow 30sm Dynamic Overwrite Fund	4,822,598
672,040	Nuveen S&P 500 Buy-Write Income Fund	8,467,704
151,567	Nuveen S&P 500 Dynamic Overwrite Fund	2,058,280
147,470	Voya Asia Pacific High Dividend Equity Income Fund	1,396,541
194,473	Voya Global Advantage and Premium Opportunity Fund	1,878,609
1,011,562	Voya Global Equity Dividend and Premium Opportunity Fund	7,141,628
224,893	Voya Infrastructure Industrials and Materials Fund	2,831,403
232,187	Voya Natural Resources Equity Income Fund	1,504,572

		165,454,430

	Total Investments (Cost $652,775,705)—100.0%	642,571,776
	Other assets less liabilities—(0.0)%	(98,712)

	Net Assets—100.0%	$642,473,064

Notes to Schedule of Investments:

(a)	Affiliated company. The Fund’s Adviser and the adviser for Invesco Bond Fund and Invesco Senior Income Trust are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Bond Fund and Invesco Senior Income Trust are considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Schedule of Investments

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

October 31, 2016

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds—68.7%
		China—43.7%
CNH	7,850,000	Agile Group Holdings Ltd.	6.500%	02/28/2017	$1,160,627
CNH	5,000,000	AVIC International Finance & Investment Ltd.	4.800	04/10/2017	739,868
CNH	8,000,000	Bank of China Ltd./Abu Dhabi, EMTN	3.600	06/30/2017	1,181,076
CNH	10,000,000	Bank of Tokyo-Mitsubishi UFJ China Ltd.	3.050	05/26/2017	1,472,291
CNH	5,000,000	Bestgain Real Estate Lyra Ltd., EMTN	4.050	12/16/2016	736,698
CNH	5,000,000	Bestgain Real Estate Lyra Ltd., EMTN	4.500	12/04/2018	740,569
CNH	6,000,000	China Development Bank Corp.	4.200	01/19/2027	908,956
CNH	10,000,000	China Development Bank Corp., EMTN	3.600	11/13/2018	1,476,165
CNH	5,500,000	China Electronics Corp. Holdings Co. Ltd.	4.700	01/16/2017	808,057
CNH	5,000,000	China Power International Development Ltd.	4.500	05/09/2017	736,145
CNH	5,000,000	China Unicom Hong Kong Ltd., EMTN	4.000	04/16/2017	737,988
CNH	5,000,000	Eastern Creation II Investment Holdings Ltd., EMTN	3.750	06/27/2017	737,988
CNH	1,500,000	Hang Seng Bank China Ltd.	3.250	07/03/2017	220,733
CNH	5,000,000	Huarui Investment Holding Co. Ltd.	5.250	11/26/2018	750,153
CNH	4,000,000	ICBCIL Finance Co. Ltd.	3.900	06/18/2018	591,682
CNH	5,000,000	Jinchuan Group Co. Ltd.	4.750	07/17/2017	706,840
CNH	5,000,000	Kunzhi Ltd.	5.875	01/15/2017	736,794
CNH	6,000,000	Lenovo Group Ltd.	4.950	06/10/2020	907,925
CNH	4,000,000	Power Construction Corp. of China	4.200	05/15/2017	590,686
	5,000,000	Rosy Capital Global Ltd.	5.250	07/30/2018	749,232
CNH	5,000,000	Shanghai Pudong Development Bank Co. Ltd.	4.080	05/22/2017	739,057
CNH	5,000,000	Sinochem Offshore Capital Co. Ltd.	3.550	05/13/2017	736,366
CNH	5,000,000	Sinotrans Sailing Ltd.	4.500	06/10/2017	735,408
CNH	5,000,000	Tingyi Cayman Islands Holding Corp.	4.375	08/06/2018	741,306
CNH	5,000,000	Unican Ltd., EMTN	5.600	09/18/2017	745,545
CNH	5,000,000	Wanhua Chemical International Holding Co. Ltd.	4.500	11/19/2017	737,251
CNH	5,000,000	Zhuhai DA Heng Qin Investment Co. Ltd.	4.750	12/11/2017	742,781

					21,868,187

		France—1.2%
CNH	4,000,000	Total Capital SA, EMTN	3.750	09/24/2018	591,275

		Germany—1.5%
CNH	5,000,000	Volkswagen International Finance NV, EMTN	3.750	11/30/2017	738,910

		Hong Kong—8.0%
CNH	7,000,000	Beijing Capital Hong Kong Ltd.	4.700	06/20/2017	1,035,351
CNH	5,000,000	Hainan Airlines Hong Kong Co. Ltd.	6.250	05/22/2017	737,251
CNH	1,000,000	Industrial & Commercial Bank of China Asia Ltd., EMTN	6.000	11/04/2021	147,487
CNH	5,000,000	Southwest Securities International Securities Ltd.	6.450	05/28/2018	754,761
CNH	4,000,000	Value Success International Ltd., Series 1, EMTN	4.750	11/04/2018	599,385
CNH	5,000,000	Value Success International Ltd., Series 2, EMTN	4.000	11/21/2016	737,251

					4,011,486

		Malaysia—1.5%
CNH	5,000,000	Cagamas Global PLC, EMTN	3.700	09/22/2017	736,514

		New Zealand—1.2%
CNH	4,000,000	Fonterra Co-operative Group Ltd., Series 14, EMTN	4.000	06/22/2020	593,812

		Russia—2.9%
CNH	10,000,000	Gazprombank OJSC Via GPB Eurobond Finance PLC, EMTN	4.250	01/30/2017	1,469,946

		Singapore—1.5%
CNH	5,000,000	BOC Aviation Ltd., Series 10, EMTN	4.200	11/05/2018	742,780

		Supranational—4.3%
CNH	10,000,000	Asian Development Bank, EMTN	2.850	10/21/2020	1,450,542
CNH	5,000,000	International Finance Corp., GMTN	2.000	01/18/2017	734,486

					2,185,028

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

October 31, 2016

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		United Kingdom—1.5%
CNH	5,000,000	BP Capital Markets PLC, EMTN	3.950%	10/08/2018	$740,937

		United States—1.4%
CNH	5,000,000	Caterpillar Financial Services Corp., EMTN	3.550	06/23/2018	735,408

		Total Corporate Bonds (Cost $36,994,563)			34,414,283

		Sovereign Debt Obligations—28.9%
		Canada—1.5%
CNH	5,000,000	Province of British Columbia Canada	2.850	11/13/2016	736,993

		China—20.1%
CNH	5,000,000	China Government Bond	2.600	11/22/2016	736,989
CNH	5,000,000	China Government Bond	2.560	06/29/2017	734,892
CNH	6,000,000	China Government Bond	2.900	07/04/2019	882,879
CNH	5,000,000	China Government Bond	3.090	06/29/2020	738,884
CNH	6,000,000	China Government Bond	2.480	12/01/2020	866,304
CNH	10,000,000	China Government Bond	2.360	08/18/2021	1,429,714
CNH	6,500,000	China Government Bond	3.100	06/29/2022	960,137
CNH	9,000,000	China Government Bond	3.160	06/27/2023	1,333,774
CNH	6,000,000	Export-Import Bank of China (The)	3.350	06/18/2017	884,878
CNH	10,000,000	Export-Import Bank of China (The), Series B	3.250	01/21/2017	1,474,134

					10,042,585

		France—2.9%
CNH	10,000,000	Caisse d’Amortissement de la Dette Sociale	3.800	02/06/2017	1,475,534

		South Korea—2.9%
CNH	10,000,000	Export-Import Bank of Korea, EMTN	3.600	06/10/2018	1,474,545

		United Kingdom—1.5%
CNH	5,000,000	United Kingdom Government International Bond	2.700	10/21/2017	734,487

		Total Sovereign Debt Obligations (Cost $15,700,854)			14,464,144

		Total Investments (Cost $52,695,417)—97.6%			48,878,427
		Other assets less liabilities—2.4%			1,186,236

		Net Assets—100.0%			$50,064,663

Investment Abbreviations:

CNH—Chinese Yuan

EMTN—Euro Medium-Term Note

GMTN—Global Medium-Term Note

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Schedule of Investments

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations—98.3%
	Brazil—3.7%
$39,180,000	Brazil Government International Bond	8.250%	01/20/2034	$49,366,800
44,937,000	Brazil Government International Bond	7.125	01/20/2037	51,452,865
53,840,000	Brazil Government International Bond	5.625	01/07/2041	52,224,800

				153,044,465

	Colombia—3.6%
38,295,000	Colombia Government International Bond	7.375	09/18/2037	49,209,075
43,214,000	Colombia Government International Bond	6.125	01/18/2041	49,588,065
44,898,000	Colombia Government International Bond	5.625	02/26/2044	49,275,555

				148,072,695

	Croatia—3.1%
37,988,000	Croatia Government International Bond(a)	6.625	07/14/2020	42,211,316
37,993,000	Croatia Government International Bond(a)	6.375	03/24/2021	42,264,173
39,256,000	Croatia Government International Bond(a)	6.000	01/26/2024	44,391,666

				128,867,155

	Dominican Republic—3.3%
40,793,000	Dominican Republic International Bond(a)	6.600	01/28/2024	44,464,370
41,320,000	Dominican Republic International Bond(a)	7.450	04/30/2044	46,071,800
45,167,000	Dominican Republic International Bond(a)	6.850	01/27/2045	47,199,515

				137,735,685

	El Salvador—3.7%
44,751,000	El Salvador Government International Bond(a)	8.250	04/10/2032	48,996,527
49,772,000	El Salvador Government International Bond(a)	7.650	06/15/2035	51,808,173
51,149,000	El Salvador Government International Bond(a)	7.625	02/01/2041	52,762,751

				153,567,451

	Hungary—3.2%
36,807,000	Hungary Government International Bond	5.750	11/22/2023	43,004,378
36,828,000	Hungary Government International Bond	5.375	03/25/2024	42,381,736
29,769,000	Hungary Government International Bond	7.625	03/29/2041	45,479,590

				130,865,704

	Indonesia—3.5%
32,508,000	Indonesia Government International Bond(a)	8.500	10/12/2035	48,210,567
38,752,000	Indonesia Government International Bond(a)	6.625	02/17/2037	48,798,069
35,136,000	Indonesia Government International Bond(a)	7.750	01/17/2038	49,387,899

				146,396,535

	Kazakhstan—3.4%
45,888,000	Kazakhstan Government International Bond(a)	4.875	10/14/2044	46,524,008
41,410,000	Kazakhstan Government International Bond, EMTN(a)	5.125	07/21/2025	46,017,691
41,260,000	Kazakhstan Government International Bond, EMTN(a)	6.500	07/21/2045	49,493,845

				142,035,544

	Latvia—3.1%
124,992,000	Latvia Government International Bond(a)	2.750	01/12/2020	129,876,687

	Lebanon—3.0%
40,809,000	Lebanon Government International Bond	6.650	04/22/2024	40,400,910
42,133,000	Lebanon Government International Bond	6.750	11/29/2027	41,690,603
42,895,000	Lebanon Government International Bond, EMTN	6.650	02/26/2030	41,500,913

				123,592,426

	Lithuania—3.0%
35,388,000	Lithuania Government International Bond(a)	7.375	02/11/2020	41,654,224
35,469,000	Lithuania Government International Bond(a)	6.125	03/09/2021	41,365,721
34,571,000	Lithuania Government International Bond(a)	6.625	02/01/2022	41,928,297

				124,948,242

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Mexico—3.3%
$46,032,000	Mexico Government International Bond	4.600%	01/23/2046	$45,168,900
36,928,000	Mexico Government International Bond, GMTN	6.050	01/11/2040	44,036,640
40,302,000	Mexico Government International Bond, GMTN	5.550	01/21/2045	45,289,373

				134,494,913

	Morocco—3.3%
60,611,000	Morocco Government International Bond(a)	4.250	12/11/2022	64,741,640
63,232,000	Morocco Government International Bond(a)	5.500	12/11/2042	71,453,424

				136,195,064

	Pakistan—3.2%
40,272,000	Pakistan Government International Bond(a)	8.250	04/15/2024	45,464,672
37,580,000	Pakistan Government International Bond(a)	8.250	09/30/2025	42,844,732
40,982,000	Second Pakistan International Sukuk Co. Ltd. (The)(a)	6.750	12/03/2019	43,506,942

				131,816,346

	Panama—3.2%
32,324,000	Panama Government International Bond	7.125	01/29/2026	42,910,110
28,836,000	Panama Government International Bond	8.875	09/30/2027	42,677,280
33,870,000	Panama Government International Bond	6.700	01/26/2036	45,174,112

				130,761,502

	Peru—3.4%
40,100,000	Peruvian Government International Bond(b)	4.125	08/25/2027	44,861,875
28,204,000	Peruvian Government International Bond	8.750	11/21/2033	44,562,320
39,185,000	Peruvian Government International Bond	5.625	11/18/2050	49,862,912

				139,287,107

	Philippines—3.1%
25,331,000	Philippine Government International Bond	9.500	02/02/2030	42,438,012
28,248,000	Philippine Government International Bond	7.750	01/14/2031	42,769,167
30,040,000	Philippine Government International Bond	6.375	10/23/2034	41,957,229

				127,164,408

	Poland—3.1%
37,126,000	Republic of Poland Government International Bond	5.000	03/23/2022	42,093,348
39,030,000	Republic of Poland Government International Bond	4.000	01/22/2024	42,663,693
41,060,000	Republic of Poland Government International Bond	3.250	04/06/2026	42,684,744

				127,441,785

	Qatar—3.1%
32,221,000	Qatar Government International Bond(a)	6.400	01/20/2040	43,510,529
33,877,000	Qatar Government International Bond(a)	5.750	01/20/2042	42,907,931
40,092,000	Qatar Government International Bond(a)	4.625	06/02/2046	42,341,963

				128,760,423

	Romania—3.1%
34,695,000	Romanian Government International Bond, EMTN(a)	6.750	02/07/2022	41,243,681
39,603,000	Romanian Government International Bond, EMTN(a)	4.375	08/22/2023	43,109,687
34,576,000	Romanian Government International Bond, EMTN(a)	6.125	01/22/2044	45,010,864

				129,364,232

	Russia—3.4%
41,200,000	Russian Foreign Bond—Eurobond(a)	4.875	09/16/2023	44,378,745
42,600,000	Russian Foreign Bond—Eurobond(a)	5.625	04/04/2042	47,145,420
41,400,000	Russian Foreign Bond—Eurobond(a)	5.875	09/16/2043	47,371,950

				138,896,115

	Serbia—3.1%
62,246,000	Serbia International Bond(a)	4.875	02/25/2020	64,556,820
54,917,000	Serbia International Bond(a)	7.250	09/28/2021	63,182,393

				127,739,213

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Slovenia—3.2%
$37,151,000	Slovenia Government International Bond(a)	5.500%	10/26/2022	$43,058,566
36,718,000	Slovenia Government International Bond(a)	5.850	05/10/2023	43,584,266
37,898,000	Slovenia Government International Bond(a)	5.250	02/18/2024	44,156,931

				130,799,763

	South Africa—3.4%
39,530,000	Republic of South Africa Government International Bond	5.875	09/16/2025	44,454,252
40,112,000	Republic of South Africa Government International Bond(b)	6.250	03/08/2041	46,898,750
45,060,000	Republic of South Africa Government International Bond(b)	5.375	07/24/2044	47,020,110

				138,373,112

	South Korea—3.1%
56,841,000	Korea International Bond	3.875	09/11/2023	63,880,758
49,482,000	Korea International Bond(b)	4.125	06/10/2044	62,655,395

				126,536,153

	Sri Lanka—3.4%
45,471,000	Sri Lanka Government International Bond(a)	6.125	06/03/2025	45,759,013
45,610,000	Sri Lanka Government International Bond(a)	6.850	11/03/2025	48,179,713
43,600,000	Sri Lanka Government International Bond(a)	6.825	07/18/2026	46,165,817

				140,104,543

	Turkey—3.0%
33,154,000	Turkey Government International Bond	8.000	02/14/2034	41,847,476
36,223,000	Turkey Government International Bond	6.875	03/17/2036	41,296,031
35,220,000	Turkey Government International Bond	7.250	03/05/2038	41,928,354

				125,071,861

	Ukraine—3.3%
45,123,000	Ukraine Government International Bond(a)	7.750	09/01/2019	45,117,359
45,343,000	Ukraine Government International Bond(a)	7.750	09/01/2020	45,050,538
45,382,000	Ukraine Government International Bond(a)	7.750	09/01/2021	44,814,725

				134,982,622

	Uruguay—3.3%
33,474,000	Uruguay Government International Bond	8.000	11/18/2022	43,097,775
34,908,000	Uruguay Government International Bond	7.875	01/15/2033	48,644,298
33,235,000	Uruguay Government International Bond	7.625	03/21/2036	45,980,622

				137,722,695

	Venezuela—3.7%
105,357,000	Venezuela Government International Bond	7.750	10/13/2019	53,995,463
114,295,000	Venezuela Government International Bond	6.000	12/09/2020	51,318,455
102,340,000	Venezuela Government International Bond	9.000	05/07/2023	47,485,760

				152,799,678

	Total Sovereign Debt Obligations (Cost $3,975,167,709)			4,057,314,124

Number of Shares
	Money Market Fund—0.3%
12,105,680	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(c) (Cost $12,105,680)			12,105,680

	Total Investments (excluding investment purchased with cash collateral from securities on loan) (Cost $3,987,273,389)—98.6%			4,069,419,804

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

October 31, 2016

Number of Shares		Value
	Investment Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.6%
106,777,370	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(c)(d) (Cost $106,777,370)	$106,777,370

	Total Investments (Cost $4,094,050,759)—101.2%	4,176,197,174
	Other assets less liabilities—(1.2)%	(50,600,528)

	Net Assets—100.0%	$4,125,596,646

Investment Abbreviations:

EMTN—Euro Medium-Term Note

GMTN—Global Medium-Term Note

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $2,162,085,620, which represented 52.41% of the Fund’s Net Assets.
(b)	All or a portion of this security was out on loan at October 31, 2016.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Schedule of Investments

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.6%
	Advertising—0.6%
$3,109,000	Lamar Media Corp.	5.875%	02/01/2022	$3,225,587
3,708,000	Outfront Media Capital LLC/Outfront Media Capital Corp.	5.875	03/15/2025	3,888,765

				7,114,352

	Aerospace/Defense—1.2%
4,440,000	Arconic, Inc.	5.400	04/15/2021	4,746,138
4,610,000	Arconic, Inc.	5.125	10/01/2024	4,829,067
4,000,000	Triumph Group, Inc.	4.875	04/01/2021	3,720,000

				13,295,205

	Airlines—0.8%
8,453,000	American Airlines Group, Inc.	6.125	06/01/2018	8,822,819

	Apparel—0.3%
2,794,000	William Carter Co. (The)	5.250	08/15/2021	2,919,730

	Auto Manufacturers—1.7%
8,711,000	General Motors Co.	4.875	10/02/2023	9,393,263
9,500,000	General Motors Financial Co., Inc.	3.200	07/06/2021	9,600,700

				18,993,963

	Auto Parts & Equipment—1.9%
3,403,000	American Axle & Manufacturing, Inc.	6.625	10/15/2022	3,607,180
2,200,000	Dana, Inc.	5.375	09/15/2021	2,289,375
125,000	Dana, Inc.	5.500	12/15/2024	130,000
7,051,000	Goodyear Tire & Rubber Co. (The)	5.125	11/15/2023	7,315,412
4,850,000	Tenneco, Inc.	5.000	07/15/2026	4,886,375
2,352,000	Titan International, Inc.	6.875	10/01/2020	2,269,680

				20,498,022

	Banks—0.8%
4,277,000	Discover Bank	7.000	04/15/2020	4,833,780
3,800,000	First Horizon National Corp.	3.500	12/15/2020	3,872,941

				8,706,721

	Beverages—0.5%
2,600,000	Constellation Brands, Inc.	7.250	05/15/2017	2,687,750
2,722,000	Constellation Brands, Inc.	4.250	05/01/2023	2,892,669

				5,580,419

	Building Materials—2.2%
1,964,000	Eagle Materials, Inc.	4.500	08/01/2026	1,982,861
2,185,000	Griffon Corp.	5.250	03/01/2022	2,220,506
2,600,000	Louisiana-Pacific Corp.(a)	4.875	09/15/2024	2,561,000
2,700,000	Martin Marietta Materials, Inc.	4.250	07/02/2024	2,829,530
2,100,000	Masco Corp.	7.125	03/15/2020	2,415,000
2,200,000	Masco Corp.	4.450	04/01/2025	2,307,250
3,870,000	Owens Corning	4.200	12/15/2022	4,114,189
1,300,000	US Concrete, Inc.	6.375	06/01/2024	1,355,250
1,550,000	Vulcan Materials Co.	7.500	06/15/2021	1,879,375
1,800,000	Vulcan Materials Co.	4.500	04/01/2025	1,941,750

				23,606,711

	Chemicals—3.2%
2,400,000	A Schulman, Inc.(a)	6.875	06/01/2023	2,454,000
4,750,000	Ashland LLC	3.875	04/15/2018	4,862,812
2,700,000	Blue Cube Spinco, Inc.	9.750	10/15/2023	3,186,000
3,000,000	CF Industries, Inc.	7.125	05/01/2020	3,319,665
1,065,000	CF Industries, Inc.	3.450	06/01/2023	995,769
7,100,000	Chemours Co. (The)	6.625	05/15/2023	6,922,500
3,310,000	Chemtura Corp.	5.750	07/15/2021	3,450,675

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Chemicals (continued)
$3,050,000	Huntsman International LLC	4.875%	11/15/2020	$3,180,235
3,100,000	Huntsman International LLC	5.125	11/15/2022	3,224,000
3,121,000	PolyOne Corp.	5.250	03/15/2023	3,209,949

				34,805,605

	Commercial Services—2.6%
7,318,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	5.500	04/01/2023	7,272,263
3,132,000	Hertz Corp. (The)	6.750	04/15/2019	3,197,255
2,150,000	IHS Markit Ltd.(a)	5.000	11/01/2022	2,284,375
3,140,000	R.R. Donnelley & Sons Co.	7.875	03/15/2021	3,391,200
3,660,000	R.R. Donnelley & Sons Co.	6.000	04/01/2024	3,513,600
3,957,000	Service Corp. International	5.375	05/15/2024	4,174,635
2,735,000	United Rentals North America, Inc.	7.625	04/15/2022	2,922,019
2,000,000	United Rentals North America, Inc.	5.750	11/15/2024	2,085,000

				28,840,347

	Computers—2.0%
3,200,000	Diebold, Inc.(a)	8.500	04/15/2024	3,403,200
4,175,000	Leidos Holdings, Inc.	4.450	12/01/2020	4,279,375
4,718,000	NCR Corp.	6.375	12/15/2023	5,012,875
7,742,000	Western Digital Corp.(a)	10.500	04/01/2024	8,961,365

				21,656,815

	Cosmetics/Personal Care—1.1%
8,630,000	Avon Products, Inc.	7.000	03/15/2023	8,264,951
1,700,000	Edgewell Personal Care Co.	4.700	05/19/2021	1,787,300
1,800,000	Edgewell Personal Care Co.	4.700	05/24/2022	1,895,616

				11,947,867

	Distribution/Wholesale—0.7%
2,550,000	H&E Equipment Services, Inc.	7.000	09/01/2022	2,695,350
4,465,000	LKQ Corp.	4.750	05/15/2023	4,604,531

				7,299,881

	Diversified Financial Services—3.6%
1,500,000	Aircastle Ltd.	5.125	03/15/2021	1,597,500
1,500,000	Aircastle Ltd.	5.000	04/01/2023	1,556,250
10,980,000	Ally Financial, Inc.	8.000	03/15/2020	12,462,300
3,150,000	CIT Group, Inc.	4.250	08/15/2017	3,194,257
3,200,000	CIT Group, Inc.	5.000	08/15/2022	3,420,000
5,200,000	Discover Financial Services	3.750	03/04/2025	5,249,546
6,100,000	Navient Corp., GMTN	5.500	01/25/2023	5,558,625
5,226,000	Navient Corp., MTN	8.000	03/25/2020	5,683,275

				38,721,753

	Electric—3.9%
4,133,000	AES Corp.	7.375	07/01/2021	4,680,623
4,483,000	AES Corp.	5.500	03/15/2024	4,572,660
6,773,000	Calpine Corp.	5.750	01/15/2025	6,612,141
1,700,000	Dynegy, Inc.	6.750	11/01/2019	1,729,053
2,045,000	Dynegy, Inc.	5.875	06/01/2023	1,841,338
5,185,000	FirstEnergy Corp., Series A	2.750	03/15/2018	5,246,722
5,200,000	FirstEnergy Corp., Series B	4.250	03/15/2023	5,523,840
3,800,000	NRG Energy, Inc.	7.625	01/15/2018	4,075,500
3,821,000	NRG Energy, Inc.	6.250	07/15/2022	3,849,658
4,200,000	NRG Energy, Inc.(a)	6.625	01/15/2027	3,938,802

				42,070,337

	Electrical Components & Equipment—0.9%
2,270,000	Anixter, Inc.	5.625	05/01/2019	2,414,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electrical Components & Equipment (continued)
$2,200,000	Anixter, Inc.	5.125%	10/01/2021	$2,307,800
4,456,000	WESCO Distribution, Inc.	5.375	12/15/2021	4,572,970

				9,295,482

	Electronics—0.6%
2,930,000	Jabil Circuit, Inc.	8.250	03/15/2018	3,175,388
3,000,000	Jabil Circuit, Inc.	4.700	09/15/2022	3,135,000

				6,310,388

	Engineering & Construction—1.2%
4,750,000	AECOM	5.875	10/15/2024	5,040,937
5,000,000	MasTec, Inc.	4.875	03/15/2023	4,893,750
3,500,000	SBA Communications Corp.(a)	4.875	09/01/2024	3,508,750

				13,443,437

	Entertainment—2.5%
3,000,000	AMC Entertainment, Inc.	5.750	06/15/2025	3,022,500
3,985,000	Cinemark USA, Inc.	4.875	06/01/2023	4,009,906
1,650,000	GLP Capital LP/GLP Financing II, Inc.	4.875	11/01/2020	1,767,563
1,700,000	GLP Capital LP/GLP Financing II, Inc.	5.375	11/01/2023	1,831,750
5,600,000	International Game Technology	7.500	06/15/2019	6,244,000
2,075,000	National CineMedia LLC	6.000	04/15/2022	2,168,375
3,125,000	Pinnacle Entertainment, Inc.(a)	5.625	05/01/2024	3,156,250
4,600,000	Regal Entertainment Group	5.750	03/15/2022	4,772,500

				26,972,844

	Environmental Control—0.4%
1,865,000	Covanta Holding Corp.	7.250	12/01/2020	1,914,423
2,000,000	Covanta Holding Corp.	5.875	03/01/2024	1,970,000

				3,884,423

	Food—2.1%
2,400,000	B&G Foods, Inc.	4.625	06/01/2021	2,478,000
3,155,000	Darling Ingredients, Inc.	5.375	01/15/2022	3,300,919
3,100,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	5.875	01/15/2024	3,340,250
3,455,000	SUPERVALU, Inc.	6.750	06/01/2021	3,489,550
3,600,000	SUPERVALU, Inc.	7.750	11/15/2022	3,672,000
3,200,000	TreeHouse Foods, Inc.	4.875	03/15/2022	3,336,000
2,928,000	WhiteWave Foods Co. (The)	5.375	10/01/2022	3,304,980

				22,921,699

	Food Service—0.5%
5,700,000	Aramark Services, Inc.	5.125	01/15/2024	5,985,000

	Healthcare-Products—0.6%
3,160,000	Alere, Inc.	7.250	07/01/2018	3,217,275
3,078,000	Teleflex, Inc.	4.875	06/01/2026	3,162,645

				6,379,920

	Healthcare-Services—5.3%
1,800,000	Acadia Healthcare Co., Inc.	5.625	02/15/2023	1,811,250
2,970,000	Amsurg Corp.	5.625	07/15/2022	3,040,537
2,427,000	Centene Corp.	5.750	06/01/2017	2,478,574
2,400,000	Centene Corp.	6.125	02/15/2024	2,562,000
7,100,000	DaVita, Inc.	5.125	07/15/2024	6,958,000
6,409,000	HCA, Inc.	6.500	02/15/2020	7,113,990
7,135,000	HCA, Inc.	5.375	02/01/2025	7,291,613
3,200,000	HealthSouth Corp.	5.750	11/01/2024	3,316,000
1,800,000	Kindred Healthcare, Inc.	8.000	01/15/2020	1,791,000
1,900,000	Kindred Healthcare, Inc.	6.375	04/15/2022	1,765,822
3,900,000	LifePoint Health, Inc.	5.500	12/01/2021	4,043,812

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Healthcare-Services (continued)
$4,000,000	Molina Healthcare, Inc.	5.375%	11/15/2022	$4,182,480
6,200,000	Tenet Healthcare Corp.	6.000	10/01/2020	6,546,456
4,500,000	WellCare Health Plans, Inc.	5.750	11/15/2020	4,637,813

				57,539,347

	Holding Companies-Diversified—0.6%
6,750,000	Leucadia National Corp.	5.500	10/18/2023	7,097,024

	Home Builders—2.2%
2,398,000	CalAtlantic Group, Inc.	8.375	05/15/2018	2,625,810
2,100,000	D.R. Horton, Inc.	3.750	03/01/2019	2,168,250
2,170,000	D.R. Horton, Inc.	4.375	09/15/2022	2,289,350
1,200,000	KB Home	4.750	05/15/2019	1,233,000
1,100,000	KB Home	7.000	12/15/2021	1,185,250
2,100,000	Lennar Corp.	4.500	11/15/2019	2,223,375
2,200,000	Lennar Corp.	4.750	05/30/2025	2,242,900
1,900,000	PulteGroup, Inc.	4.250	03/01/2021	2,004,500
1,850,000	PulteGroup, Inc.	5.500	03/01/2026	1,933,250
1,460,000	Toll Brothers Finance Corp.	8.910	10/15/2017	1,560,375
1,555,000	Toll Brothers Finance Corp.	5.875	02/15/2022	1,722,162
775,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	4.375	06/15/2019	796,313
685,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	5.875	06/15/2024	713,256
1,627,000	William Lyon Homes, Inc.	8.500	11/15/2020	1,712,418

				24,410,209

	Home Furnishings—0.3%
2,956,000	Tempur Sealy International, Inc.	5.625	10/15/2023	3,074,240

	Household Products/Wares—0.5%
5,265,000	Spectrum Brands, Inc.	5.750	07/15/2025	5,725,688

	Housewares—0.3%
3,200,000	Scotts Miracle-Gro Co. (The)(a)	6.000	10/15/2023	3,408,000

	Insurance—2.2%
4,800,000	CNO Financial Group, Inc.	5.250	05/30/2025	4,872,000
5,513,000	Genworth Holdings, Inc.	7.625	09/24/2021	5,196,003
6,100,000	Genworth Holdings, Inc.	4.800	02/15/2024	5,002,000
4,244,000	Genworth Holdings, Inc., GMTN	6.515	05/22/2018	4,302,355
2,400,000	MGIC Investment Corp.	5.750	08/15/2023	2,538,000
2,100,000	Radian Group, Inc.	5.250	06/15/2020	2,212,875

				24,123,233

	Internet—1.8%
1,970,000	Expedia, Inc.	5.950	08/15/2020	2,210,901
328,000	Expedia, Inc.	4.500	08/15/2024	342,268
2,200,000	Expedia, Inc.(a)	5.000	02/15/2026	2,312,823
3,255,000	Match Group, Inc.	6.750	12/15/2022	3,474,713
1,900,000	NetFlix, Inc.	5.375	02/01/2021	2,068,625
1,800,000	NetFlix, Inc.	5.875	02/15/2025	2,000,250
3,463,000	VeriSign, Inc.	4.625	05/01/2023	3,584,205
2,961,000	Zayo Group LLC/Zayo Capital, Inc.	6.375	05/15/2025	3,128,504

				19,122,289

	Iron/Steel—1.4%
3,600,000	AK Steel Corp.	7.500	07/15/2023	3,888,000
2,450,000	Allegheny Technologies, Inc.	5.950	01/15/2021	2,278,500
2,450,000	Allegheny Technologies, Inc.	7.875	08/15/2023	2,352,000
3,955,000	Commercial Metals Co.	7.350	08/15/2018	4,271,400
2,450,000	Steel Dynamics, Inc.	5.125	10/01/2021	2,566,375
150,000	Steel Dynamics, Inc.	5.500	10/01/2024	158,625

				15,514,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Leisure Time—0.8%
$6,000,000	Royal Caribbean Cruises Ltd.	5.250%	11/15/2022	$6,592,500
2,000,000	Vista Outdoor, Inc.	5.875	10/01/2023	2,110,200

				8,702,700

	Lodging—1.4%
3,295,000	Boyd Gaming Corp.(a)	6.375	04/01/2026	3,542,125
3,302,000	Choice Hotels International, Inc.	5.750	07/01/2022	3,628,073
3,325,000	MGM Resorts International	8.625	02/01/2019	3,746,859
3,500,000	MGM Resorts International	6.625	12/15/2021	3,917,830

				14,834,887

	Machinery-Construction & Mining—0.4%
4,085,000	Terex Corp.	6.000	05/15/2021	4,171,806

	Machinery-Diversified—0.2%
2,512,000	Zebra Technologies Corp.	7.250	10/15/2022	2,719,240

	Media—4.6%
3,450,000	AMC Networks, Inc.	5.000	04/01/2024	3,506,063
3,800,000	Charter Communications Operating LLC/Charter Communications Operating Capital(a)	3.579	07/23/2020	3,943,420
3,400,000	Charter Communications Operating LLC/Charter Communications Operating Capital(a)	4.908	07/23/2025	3,673,465
6,450,000	Clear Channel Worldwide Holdings, Inc., Series B	6.500	11/15/2022	6,601,575
4,021,000	DISH DBS Corp.	6.750	06/01/2021	4,330,135
4,029,000	DISH DBS Corp.	7.750	07/01/2026	4,434,438
2,100,000	LIN Television Corp.	5.875	11/15/2022	2,207,625
2,950,000	McClatchy Co. (The)	9.000	12/15/2022	3,090,479
5,750,000	Nielsen Finance LLC/Nielsen Finance Co.	4.500	10/01/2020	5,872,820
3,267,000	Sinclair Television Group, Inc.	6.125	10/01/2022	3,467,234
4,521,000	TEGNA, Inc.	6.375	10/15/2023	4,797,911
4,110,000	Tribune Media Co.	5.875	07/15/2022	4,130,550

				50,055,715

	Mining—2.1%
8,330,000	Freeport-McMoRan, Inc.	2.375	03/15/2018	8,267,525
10,500,000	Freeport-McMoRan, Inc.	3.550	03/01/2022	9,686,250
2,000,000	Hecla Mining Co.	6.875	05/01/2021	2,050,000
2,200,000	Kaiser Aluminum Corp.	5.875	05/15/2024	2,329,250

				22,333,025

	Miscellaneous Manufacturing—0.9%
4,050,000	Harsco Corp.	5.750	05/15/2018	4,333,500
5,246,000	Trinity Industries, Inc.	4.550	10/01/2024	5,182,114

				9,515,614

	Office/Business Equipment—0.5%
4,665,000	CDW LLC/CDW Finance Corp.	6.000	08/15/2022	4,962,394

	Oil & Gas—14.9%
4,558,000	Anadarko Petroleum Corp.	8.700	03/15/2019	5,227,160
3,825,000	Antero Resources Corp.	5.625	06/01/2023	3,920,625
1,000,000	Callon Petroleum Co.(a)	6.125	10/01/2024	1,032,500
2,500,000	Carrizo Oil & Gas, Inc.	6.250	04/15/2023	2,581,250
4,700,000	Concho Resources, Inc.	5.500	04/01/2023	4,831,600
6,900,000	Continental Resources, Inc.	3.800	06/01/2024	6,382,500
5,200,000	Devon Energy Corp.	4.000	07/15/2021	5,436,959
5,475,000	Devon Energy Corp.	3.250	05/15/2022	5,503,749
7,538,000	Diamond Offshore Drilling, Inc.	5.875	05/01/2019	7,869,288
4,149,000	Energen Corp.	4.625	09/01/2021	4,195,676
750,000	Gulfport Energy Corp.(a)	6.000	10/15/2024	765,000
1,800,000	Hess Corp.	4.300	04/01/2027	1,795,660
5,125,000	Kerr-McGee Corp.	6.950	07/01/2024	6,154,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas (continued)
$3,125,000	Laredo Petroleum, Inc.	5.625%	01/15/2022	$3,062,500
5,400,000	Marathon Oil Corp.	5.900	03/15/2018	5,674,358
6,520,000	Marathon Oil Corp.	2.800	11/01/2022	6,203,571
1,100,000	Matador Resources Co.	6.875	04/15/2023	1,160,500
10,000,000	Murphy Oil Corp.	4.700	12/01/2022	9,499,600
6,275,000	Murphy Oil USA, Inc.	6.000	08/15/2023	6,635,812
6,158,000	Nabors Industries, Inc.	5.000	09/15/2020	6,232,315
5,100,000	Newfield Exploration Co.	5.625	07/01/2024	5,329,500
5,800,000	PBF Holding Co. LLC/PBF Finance Corp.(a)	7.000	11/15/2023	5,394,000
1,956,000	PDC Energy, Inc.	7.750	10/15/2022	2,088,030
2,325,000	QEP Resources, Inc.	6.875	03/01/2021	2,458,688
2,500,000	QEP Resources, Inc.	5.250	05/01/2023	2,468,750
18,000	Range Resources Corp.(a)	5.750	06/01/2021	18,360
4,178,000	Range Resources Corp.(a)	5.000	03/15/2023	4,063,105
2,000,000	Rice Energy, Inc.	6.250	05/01/2022	2,045,000
1,694,000	Rowan Cos., Inc.	7.875	08/01/2019	1,842,394
2,200,000	Rowan Cos., Inc.	4.875	06/01/2022	1,903,000
1,560,000	RSP Permian, Inc.	6.625	10/01/2022	1,651,650
5,050,000	SM Energy Co.	6.125	11/15/2022	5,100,500
4,000,000	Southwestern Energy Co.	5.800	01/23/2020	4,000,000
4,222,000	Southwestern Energy Co.	6.700	01/23/2025	4,042,565
4,107,000	Tesoro Corp.	4.250	10/01/2017	4,204,541
4,323,000	Tesoro Corp.	5.375	10/01/2022	4,458,094
6,500,000	Unit Corp.	6.625	05/15/2021	6,012,500
6,043,000	Western Refining, Inc.	6.250	04/01/2021	6,118,538
5,100,000	WPX Energy, Inc.	6.000	01/15/2022	5,112,750

				162,476,939

	Oil & Gas Services—0.5%
3,878,000	Bristow Group, Inc.	6.250	10/15/2022	3,112,095
2,617,000	Forum Energy Technologies, Inc.	6.250	10/01/2021	2,603,915

				5,716,010

	Packaging & Containers—2.2%
2,600,000	Ball Corp.	4.375	12/15/2020	2,782,000
2,722,000	Ball Corp.	4.000	11/15/2023	2,763,510
4,430,000	Berry Plastics Corp.	5.125	07/15/2023	4,529,675
5,700,000	Crown Americas LLC/Crown Americas Capital Corp. IV	4.500	01/15/2023	5,871,000
4,093,000	Graphic Packaging International, Inc.	4.750	04/15/2021	4,369,278
3,512,000	Silgan Holdings, Inc.	5.000	04/01/2020	3,599,800

				23,915,263

	Pipelines—3.8%
4,300,000	Enable Midstream Partners LP	2.400	05/15/2019	4,244,504
4,665,000	Enable Midstream Partners LP	3.900	05/15/2024	4,396,679
8,620,000	ONEOK, Inc.	4.250	02/01/2022	8,555,350
3,200,000	Rose Rock Midstream LP/Rose Rock Finance Corp.	5.625	07/15/2022	3,072,000
1,400,000	Sabine Pass Liquefaction LLC	5.625	02/01/2021	1,480,500
1,400,000	Sabine Pass Liquefaction LLC	5.750	05/15/2024	1,487,500
5,400,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.250	11/15/2023	5,103,000
5,700,000	Williams Cos., Inc. (The)	7.875	09/01/2021	6,640,500
6,256,000	Williams Cos., Inc. (The)	4.550	06/24/2024	6,396,760

				41,376,793

	Real Estate—0.2%
1,980,000	Kennedy-Wilson, Inc.	5.875	04/01/2024	2,009,700

	REITs—3.1%
1,700,000	CyrusOne LP/CyrusOne Finance Corp.	6.375	11/15/2022	1,810,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	REITs (continued)
$2,352,000	DuPont Fabros Technology LP	5.875%	09/15/2021	$2,465,190
4,001,000	Equinix, Inc.	5.375	04/01/2023	4,196,049
1,750,000	FelCor Lodging LP	6.000	06/01/2025	1,824,375
3,250,000	GEO Group, Inc. (The)	6.000	04/15/2026	2,819,375
6,400,000	Iron Mountain, Inc.	5.750	08/15/2024	6,592,000
2,200,000	iStar, Inc.	4.000	11/01/2017	2,208,250
2,280,000	MPT Operating Partnership LP/MPT Finance Corp.	6.375	03/01/2024	2,468,100
2,800,000	RHP Hotel Properties LP/RHP Finance Corp.	5.000	04/15/2023	2,870,000
2,375,000	Sabra Health Care LP/Sabra Capital Corp.	5.500	02/01/2021	2,481,875
2,000,000	VEREIT Operating Partnership LP	3.000	02/06/2019	2,028,020
2,000,000	VEREIT Operating Partnership LP	4.600	02/06/2024	2,080,000

				33,843,734

	Retail—6.1%
3,549,000	Asbury Automotive Group, Inc.	6.000	12/15/2024	3,673,215
4,781,000	CST Brands, Inc.	5.000	05/01/2023	5,043,955
5,205,000	Dollar Tree, Inc.	5.750	03/01/2023	5,569,350
8,200,000	Gap, Inc. (The)	5.950	04/12/2021	8,803,372
4,020,000	Group 1 Automotive, Inc.	5.000	06/01/2022	4,030,050
4,410,000	L Brands, Inc.	6.625	04/01/2021	5,093,550
4,587,000	L Brands, Inc.	5.625	02/15/2022	5,028,499
5,227,000	Penske Automotive Group, Inc.	5.750	10/01/2022	5,442,614
4,500,000	PVH Corp.	4.500	12/15/2022	4,657,500
3,340,000	QVC, Inc.	3.125	04/01/2019	3,415,447
3,435,000	QVC, Inc.	4.375	03/15/2023	3,453,360
3,600,000	Sally Holdings LLC/Sally Capital, Inc.	5.750	06/01/2022	3,762,000
8,700,000	Yum! Brands, Inc.	3.750	11/01/2021	8,971,875

				66,944,787

	Semiconductors—1.6%
4,120,000	Amkor Technology, Inc.	6.625	06/01/2021	4,217,850
10,432,000	Micron Technology, Inc.	5.500	02/01/2025	10,278,754
3,000,000	Qorvo, Inc.	7.000	12/01/2025	3,300,000

				17,796,604

	Software—0.2%
1,911,000	SS&C Technologies Holdings, Inc.	5.875	07/15/2023	2,011,328

	Telecommunications—4.6%
6,410,000	CenturyLink, Inc., Series S	6.450	06/15/2021	6,874,725
6,709,000	CenturyLink, Inc., Series Y	7.500	04/01/2024	7,002,519
3,851,000	Frontier Communications Corp.	8.500	04/15/2020	4,125,384
4,031,000	Frontier Communications Corp.	11.000	09/15/2025	4,142,457
1,800,000	Hughes Satellite Systems Corp.	7.625	06/15/2021	1,980,000
1,950,000	Hughes Satellite Systems Corp.(a)	6.625	08/01/2026	1,935,375
5,972,000	Level 3 Financing, Inc.	5.375	08/15/2022	6,151,160
4,534,000	T-Mobile USA, Inc.	6.250	04/01/2021	4,732,362
4,686,000	T-Mobile USA, Inc.	6.500	01/15/2026	5,148,508
2,325,000	ViaSat, Inc.	6.875	06/15/2020	2,407,828
2,488,000	Windstream Services LLC	7.750	10/15/2020	2,543,980
2,900,000	Windstream Services LLC	6.375	08/01/2023	2,581,000

				49,625,298

	Total Corporate Bonds (Cost $1,041,447,220)			1,073,100,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2016

Number of Shares		Value
	Money Market Fund—0.3%
2,593,269	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(b) (Cost $2,593,269)	$2,593,269

	Total Investments (Cost $1,044,040,489)—98.9%	1,075,693,776
	Other assets less liabilities—1.1%	12,443,402

	Net Assets—100.0%	$1,088,137,178

Investment Abbreviations:

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $60,355,915, which represented 5.55% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Schedule of Investments

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.6%
	Advertising—0.5%
$100,000	Interpublic Group of Cos., Inc. (The)	4.200%	04/15/2024	$106,835
100,000	Omnicom Group, Inc.	4.450	08/15/2020	108,813
50,000	Omnicom Group, Inc.	3.625	05/01/2022	53,334

				268,982

	Aerospace/Defense—2.8%
100,000	Boeing Co. (The)	4.875	02/15/2020	110,807
100,000	General Dynamics Corp.	1.000	11/15/2017	99,958
100,000	General Dynamics Corp.	2.250	11/15/2022	101,290
300,000	L-3 Communications Corp.	5.200	10/15/2019	327,299
200,000	Lockheed Martin Corp.	2.500	11/23/2020	205,372
200,000	Lockheed Martin Corp.	3.550	01/15/2026	212,877
100,000	Northrop Grumman Corp.	1.750	06/01/2018	100,723
50,000	Northrop Grumman Corp.	3.250	08/01/2023	52,878
100,000	Raytheon Co.	3.125	10/15/2020	105,418
100,000	Raytheon Co.	2.500	12/15/2022	102,686
100,000	United Technologies Corp.	1.800	06/01/2017	100,511
100,000	United Technologies Corp.	3.100	06/01/2022	105,827

				1,625,646

	Agriculture—2.2%
100,000	Altria Group, Inc.	4.750	05/05/2021	111,678
200,000	Altria Group, Inc.	2.850	08/09/2022	206,017
100,000	Archer-Daniels-Midland Co.	2.500	08/11/2026	98,718
100,000	Bunge Ltd. Finance Corp.	8.500	06/15/2019	116,669
238,000	Philip Morris International, Inc.	5.650	05/16/2018	253,535
175,000	Philip Morris International, Inc.	3.250	11/10/2024	184,507
100,000	Reynolds American, Inc.	6.875	05/01/2020	116,323
100,000	Reynolds American, Inc.	3.250	06/12/2020	104,510
100,000	Reynolds American, Inc.	4.450	06/12/2025	109,963

				1,301,920

	Airlines—0.3%
200,000	Southwest Airlines Co.	2.650	11/05/2020	204,741

	Apparel—0.6%
150,000	NIKE, Inc.	2.250	05/01/2023	151,639
100,000	Under Armour, Inc.	3.250	06/15/2026	98,797
100,000	VF Corp.	3.500	09/01/2021	106,765

				357,201

	Auto Manufacturers—1.4%
100,000	Ford Motor Credit Co. LLC	5.000	05/15/2018	104,718
200,000	Ford Motor Credit Co. LLC	5.875	08/02/2021	227,344
300,000	Ford Motor Credit Co. LLC	4.134	08/04/2025	312,339
200,000	PACCAR Financial Corp., MTN	1.300	05/10/2019	199,839

				844,240

	Auto Parts & Equipment—0.4%
100,000	Johnson Controls, Inc.	4.250	03/01/2021	107,129
100,000	Johnson Controls, Inc.	3.625	07/02/2024	105,832

				212,961

	Banks—10.7%
300,000	Bank of America Corp., GMTN	3.300	01/11/2023	309,016
288,000	Bank of America Corp., MTN	6.875	04/25/2018	309,929
250,000	Bank of New York Mellon Corp. (The)	3.550	09/23/2021	266,918
100,000	Bank of New York Mellon Corp. (The), Series G, MTN	2.150	02/24/2020	101,216
200,000	BB&T Corp., MTN	2.450	01/15/2020	204,087
100,000	Branch Banking & Trust Co.	3.625	09/16/2025	105,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$50,000	Capital One Financial Corp.	4.750%	07/15/2021	$55,211
200,000	Capital One Financial Corp.	4.200	10/29/2025	208,062
200,000	Capital One NA, Series BKNT	1.650	02/05/2018	200,223
250,000	Citigroup, Inc.	6.125	11/21/2017	262,001
250,000	Citigroup, Inc.	2.650	10/26/2020	254,241
200,000	Citigroup, Inc.	4.500	01/14/2022	219,793
100,000	Citizens Bank NA, MTN	2.450	12/04/2019	101,479
50,000	Discover Bank	4.200	08/08/2023	53,378
100,000	Fifth Third Bancorp	4.300	01/16/2024	107,088
100,000	Fifth Third Bank, MTN	2.150	08/20/2018	101,088
199,000	Goldman Sachs Group, Inc. (The)	6.150	04/01/2018	211,319
50,000	Goldman Sachs Group, Inc. (The)	5.750	01/24/2022	57,875
325,000	JPMorgan Chase & Co.	6.000	01/15/2018	342,223
300,000	JPMorgan Chase & Co.	4.500	01/24/2022	330,732
120,000	KeyCorp, MTN	5.100	03/24/2021	134,601
250,000	Manufacturers & Traders Trust Co.	2.900	02/06/2025	251,819
100,000	Morgan Stanley, GMTN	6.625	04/01/2018	106,805
100,000	Morgan Stanley, Series F, GMTN	3.875	04/29/2024	105,955
100,000	Northern Trust Corp.	3.450	11/04/2020	105,958
150,000	Northern Trust Corp.	3.950	10/30/2025	163,503
100,000	Regions Financial Corp.	3.200	02/08/2021	103,777
100,000	State Street Corp.	2.550	08/18/2020	103,066
100,000	State Street Corp.	3.550	08/18/2025	107,701
200,000	SunTrust Bank, Series BKNT	2.750	05/01/2023	201,064
100,000	SunTrust Banks, Inc.	2.350	11/01/2018	101,498
200,000	US Bancorp, MTN	2.950	07/15/2022	207,519
100,000	US Bank NA, Series BKNT	2.125	10/28/2019	101,728
250,000	Wells Fargo & Co.	5.625	12/11/2017	261,533
350,000	Wells Fargo & Co.	3.000	04/22/2026	348,815

				6,206,837

	Beverages—1.6%
150,000	Coca-Cola Co. (The)	1.650	11/01/2018	151,558
100,000	Coca-Cola Co. (The)	2.875	10/27/2025	103,591
100,000	Coca-Cola European Partners US LLC (United Kingdom)	3.500	09/15/2020	105,387
60,000	Dr Pepper Snapple Group, Inc.	6.820	05/01/2018	64,797
100,000	Dr Pepper Snapple Group, Inc.	3.400	11/15/2025	105,049
100,000	Molson Coors Brewing Co.	3.500	05/01/2022	106,650
170,000	PepsiCo, Inc.	7.900	11/01/2018	191,859
100,000	PepsiCo, Inc.	2.750	03/01/2023	103,779

				932,670

	Biotechnology—1.0%
100,000	Amgen, Inc.	3.875	11/15/2021	107,659
100,000	Biogen, Inc.	2.900	09/15/2020	103,222
175,000	Biogen, Inc.	4.050	09/15/2025	186,824
100,000	Celgene Corp.	3.875	08/15/2025	104,951
100,000	Gilead Sciences, Inc.	3.650	03/01/2026	104,946

				607,602

	Chemicals—2.8%
100,000	CF Industries, Inc.	7.125	05/01/2020	110,655
300,000	CF Industries, Inc.	3.450	06/01/2023	280,498
100,000	Dow Chemical Co. (The)	8.550	05/15/2019	116,587
100,000	E.I. du Pont de Nemours & Co.	6.000	07/15/2018	107,624
100,000	E.I. du Pont de Nemours & Co.	2.800	02/15/2023	101,325
16,000	Eastman Chemical Co.	2.400	06/01/2017	16,114
100,000	Eastman Chemical Co.	3.600	08/15/2022	105,343
200,000	Lyondellbasell Industries NV	5.750	04/15/2024	234,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Chemicals (continued)
$150,000	LyondellBasell Industries NV	5.000%	04/15/2019	$160,413
65,000	Monsanto Co.	3.375	07/15/2024	66,981
148,000	Mosaic Co. (The)	4.250	11/15/2023	152,061
100,000	Praxair, Inc.	4.500	08/15/2019	108,231
100,000	Sherwin-Williams Co. (The)	1.350	12/15/2017	100,185

				1,660,239

	Commercial Services—1.1%
100,000	Automatic Data Processing, Inc.	2.250	09/15/2020	102,601
150,000	Automatic Data Processing, Inc.	3.375	09/15/2025	161,313
100,000	Block Financial LLC	4.125	10/01/2020	104,145
50,000	Block Financial LLC	5.500	11/01/2022	54,128
100,000	Ecolab, Inc.	3.000	12/08/2016	100,204
100,000	Ecolab, Inc.	4.350	12/08/2021	111,477

				633,868

	Computers—2.6%
187,000	Apple, Inc.	1.000	05/03/2018	186,795
250,000	Apple, Inc.	2.400	05/03/2023	251,393
200,000	EMC Corp.	1.875	06/01/2018	197,308
100,000	EMC Corp.	3.375	06/01/2023	94,051
100,000	Hewlett Packard Enterprise Co.(a)	3.850	10/15/2020	106,042
100,000	Hewlett Packard Enterprise Co.(a)	5.150	10/15/2025	106,973
100,000	HP, Inc.	3.750	12/01/2020	105,273
100,000	HP, Inc.	4.650	12/09/2021	109,130
50,000	International Business Machines Corp.	5.700	09/14/2017	52,012
100,000	International Business Machines Corp.	3.625	02/12/2024	107,807
100,000	NetApp, Inc.	3.375	06/15/2021	104,421
100,000	Seagate HDD Cayman	4.750	01/01/2025	95,363

				1,516,568

	Cosmetics/Personal Care—1.0%
100,000	Colgate-Palmolive Co., MTN	1.750	03/15/2019	101,340
150,000	Colgate-Palmolive Co., MTN	2.300	05/03/2022	153,590
100,000	Procter & Gamble Co. (The)	4.700	02/15/2019	107,707
200,000	Procter & Gamble Co. (The)	3.100	08/15/2023	213,452

				576,089

	Distribution/Wholesale—0.2%
100,000	Ingram Micro, Inc.	4.950	12/15/2024	100,902

	Diversified Financial Services—3.5%
100,000	American Express Co.	7.000	03/19/2018	107,545
100,000	American Express Co.	3.625	12/05/2024	103,753
50,000	Ameriprise Financial, Inc.	5.300	03/15/2020	55,349
100,000	Ameriprise Financial, Inc.	4.000	10/15/2023	108,343
100,000	BlackRock, Inc.	3.500	03/18/2024	107,680
100,000	BlackRock, Inc., Series 2	5.000	12/10/2019	110,464
120,000	Charles Schwab Corp. (The)	4.450	07/22/2020	131,342
100,000	Intercontinental Exchange, Inc.	3.750	12/01/2025	107,161
150,000	Jefferies Group LLC	5.125	04/13/2018	156,274
200,000	Jefferies Group LLC	6.875	04/15/2021	232,479
150,000	MasterCard, Inc.	3.375	04/01/2024	159,858
100,000	NASDAQ, Inc.	5.550	01/15/2020	110,627
100,000	Raymond James Financial, Inc.	3.625	09/15/2026	101,219
250,000	TD Ameritrade Holding Corp.	2.950	04/01/2022	258,625
100,000	Visa, Inc.	2.200	12/14/2020	102,019
100,000	Visa, Inc.	3.150	12/14/2025	104,437

				2,057,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electric—4.7%
$18,000	American Electric Power Co., Inc., Series E	1.650%	12/15/2017	$18,051
121,000	Consolidated Edison Co. of New York, Inc.	7.125	12/01/2018	135,040
100,000	Consumers Energy Co.	6.700	09/15/2019	114,281
90,000	Dominion Resources, Inc.	3.900	10/01/2025	96,128
100,000	Duke Energy Corp.	3.750	04/15/2024	106,312
50,000	Duke Energy Progress LLC	5.300	01/15/2019	54,191
100,000	Entergy Texas, Inc.	7.125	02/01/2019	111,711
100,000	Exelon Corp.	3.950	06/15/2025	106,812
200,000	Exelon Generation Co. LLC	2.950	01/15/2020	205,370
100,000	Florida Power & Light Co.	3.250	06/01/2024	106,039
100,000	Georgia Power Co.	4.250	12/01/2019	108,338
150,000	NextEra Energy Capital Holdings, Inc.	6.000	03/01/2019	164,592
30,000	Ohio Power Co., Series M	5.375	10/01/2021	34,057
100,000	Pacific Gas & Electric Co.	3.500	10/01/2020	106,020
150,000	PPL Capital Funding, Inc.	3.400	06/01/2023	156,445
100,000	Public Service Electric & Gas Co., MTN	2.375	05/15/2023	100,936
100,000	Southern California Edison Co.	3.875	06/01/2021	108,733
100,000	Southern Co. (The)	1.850	07/01/2019	100,643
100,000	Southern Power Co.	4.150	12/01/2025	107,182
100,000	Virginia Electric and Power Co.	5.400	04/30/2018	106,058
100,000	WEC Energy Group, Inc.	3.550	06/15/2025	105,943
150,000	Xcel Energy, Inc.	4.700	05/15/2020	163,003
300,000	Xcel Energy, Inc.	3.300	06/01/2025	312,980

				2,728,865

	Electrical Components & Equipment—0.2%
100,000	Emerson Electric Co.	4.875	10/15/2019	109,790

	Electronics—1.0%
100,000	Agilent Technologies, Inc.	3.875	07/15/2023	106,101
100,000	Amphenol Corp.	2.550	01/30/2019	102,039
100,000	Avnet, Inc.	4.625	04/15/2026	102,250
100,000	Fortive Corp.(a)	3.150	06/15/2026	101,387
50,000	Honeywell International, Inc.	5.000	02/15/2019	54,108
100,000	Honeywell International, Inc.	4.250	03/01/2021	110,319

				576,204

	Engineering & Construction—0.3%
50,000	Fluor Corp.	3.375	09/15/2021	53,024
100,000	Fluor Corp.	3.500	12/15/2024	105,614

				158,638

	Environmental Control—0.6%
200,000	Republic Services, Inc.	3.550	06/01/2022	214,433
100,000	Waste Management, Inc.	4.750	06/30/2020	110,454

				324,887

	Food—2.7%
100,000	Campbell Soup Co.	4.250	04/15/2021	109,785
100,000	ConAgra Foods, Inc.	1.900	01/25/2018	100,508
100,000	ConAgra Foods, Inc.	3.200	01/25/2023	102,548
100,000	General Mills, Inc.	5.650	02/15/2019	109,167
100,000	General Mills, Inc.	3.150	12/15/2021	105,425
100,000	Kellogg Co.	4.000	12/15/2020	108,296
100,000	Kellogg Co.	3.250	04/01/2026	102,492
100,000	Kroger Co. (The)	6.150	01/15/2020	113,037
100,000	Kroger Co. (The)	3.850	08/01/2023	107,320
100,000	Mondelez International, Inc.	2.250	02/01/2019	101,560
100,000	Mondelez International, Inc.	4.000	02/01/2024	111,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Food (continued)
$100,000	Sysco Corp.	3.750%	10/01/2025	$105,261
100,000	Sysco Corp.	3.300	07/15/2026	102,162
100,000	Tyson Foods, Inc.	2.650	08/15/2019	102,293
100,000	Whole Foods Market, Inc.(a)	5.200	12/03/2025	107,858

				1,588,804

	Forest Products & Paper—0.3%
70,000	International Paper Co.	7.950	06/15/2018	77,031
100,000	International Paper Co.	4.750	02/15/2022	111,189

				188,220

	Gas—0.8%
100,000	National Fuel Gas Co.	4.900	12/01/2021	107,406
50,000	NiSource Finance Corp.	6.400	03/15/2018	53,175
100,000	NiSource Finance Corp.	6.800	01/15/2019	110,847
100,000	NiSource Finance Corp.	6.125	03/01/2022	118,412
100,000	Sempra Energy	4.050	12/01/2023	107,961

				497,801

	Hand/Machine Tools—0.2%
100,000	Stanley Black & Decker, Inc.	2.900	11/01/2022	104,124

	Healthcare-Products—2.0%
150,000	Abbott Laboratories	5.125	04/01/2019	162,932
100,000	Becton Dickinson and Co.	3.734	12/15/2024	106,774
100,000	Boston Scientific Corp.	3.850	05/15/2025	105,019
100,000	Danaher Corp.	2.400	09/15/2020	102,258
150,000	St. Jude Medical, Inc.	3.250	04/15/2023	154,104
100,000	Stryker Corp.	3.375	11/01/2025	104,060
100,000	Thermo Fisher Scientific, Inc.	4.500	03/01/2021	110,244
200,000	Thermo Fisher Scientific, Inc.	4.150	02/01/2024	215,729
100,000	Zimmer Biomet Holdings, Inc.	3.550	04/01/2025	101,921

				1,163,041

	Healthcare-Services—2.0%
200,000	Aetna, Inc.	2.750	11/15/2022	203,770
100,000	Anthem, Inc.	2.250	08/15/2019	100,996
100,000	Anthem, Inc.	3.125	05/15/2022	103,393
200,000	Humana, Inc.	3.150	12/01/2022	206,376
100,000	Laboratory Corp. of America Holdings	2.200	08/23/2017	100,684
100,000	Quest Diagnostics, Inc.	4.700	04/01/2021	110,051
170,000	UnitedHealth Group, Inc.	2.700	07/15/2020	175,079
150,000	UnitedHealth Group, Inc.	2.875	03/15/2022	155,826

				1,156,175

	Household Products/Wares—0.4%
200,000	Kimberly-Clark Corp.	6.125	08/01/2017	207,543

	Housewares—0.4%
100,000	Newell Brands, Inc.	4.200	04/01/2026	108,175
100,000	Tupperware Brands Corp.	4.750	06/01/2021	109,606

				217,781

	Insurance—6.1%
200,000	Aflac, Inc.	3.625	06/15/2023	213,585
200,000	Allstate Corp. (The)	3.150	06/15/2023	210,310
100,000	American International Group, Inc.	3.300	03/01/2021	104,644
100,000	American International Group, Inc.	4.875	06/01/2022	111,816
239,000	Berkshire Hathaway Finance Corp.	5.400	05/15/2018	254,084
100,000	Berkshire Hathaway, Inc.	3.125	03/15/2026	103,904
100,000	Brown & Brown, Inc.	4.200	09/15/2024	102,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Insurance (continued)
$100,000	Chubb Corp. (The)	5.750%	05/15/2018	$106,668
100,000	Chubb INA Holdings, Inc.	2.300	11/03/2020	102,096
200,000	Chubb INA Holdings, Inc.	3.350	05/03/2026	210,493
300,000	Hartford Financial Services Group, Inc. (The)	5.500	03/30/2020	333,635
200,000	Hartford Financial Services Group, Inc. (The)	5.125	04/15/2022	226,576
150,000	Lincoln National Corp.	8.750	07/01/2019	174,982
150,000	Loews Corp.	2.625	05/15/2023	150,232
200,000	Marsh & McLennan Cos., Inc.	4.800	07/15/2021	221,496
200,000	Marsh & McLennan Cos., Inc.	3.750	03/14/2026	213,801
100,000	MetLife, Inc.	4.750	02/08/2021	111,305
100,000	MetLife, Inc.	3.600	04/10/2024	106,035
150,000	Prudential Financial, Inc., MTN	3.500	05/15/2024	157,488
100,000	Travelers Cos., Inc. (The)	5.800	05/15/2018	106,696
100,000	Travelers Cos., Inc. (The)	3.900	11/01/2020	108,418
100,000	Voya Financial, Inc.	5.500	07/15/2022	112,163

				3,543,297

	Internet—1.4%
100,000	Alphabet, Inc.	3.625	05/19/2021	109,220
50,000	Amazon.com, Inc.	1.200	11/29/2017	50,089
100,000	Amazon.com, Inc.	2.500	11/29/2022	102,151
100,000	eBay, Inc.	1.350	07/15/2017	100,073
200,000	eBay, Inc.	2.600	07/15/2022	200,071
100,000	Priceline Group, Inc. (The)	3.650	03/15/2025	104,117
150,000	Symantec Corp.	4.200	09/15/2020	156,987

				822,708

	Iron/Steel—0.4%
100,000	Nucor Corp.	5.750	12/01/2017	104,396
100,000	Nucor Corp.	4.125	09/15/2022	108,521

				212,917

	Leisure Time—0.2%
100,000	Carnival Corp.	3.950	10/15/2020	107,483

	Lodging—0.2%
100,000	Marriott International, Inc.	3.000	03/01/2019	102,668

	Machinery-Construction & Mining—0.5%
200,000	Caterpillar, Inc.	3.900	05/27/2021	217,126
100,000	Caterpillar, Inc.	3.400	05/15/2024	106,307

				323,433

	Machinery-Diversified—0.9%
150,000	Cummins, Inc.	3.650	10/01/2023	160,317
150,000	Deere & Co.	2.600	06/08/2022	154,188
100,000	John Deere Capital Corp., MTN	1.950	01/08/2019	101,202
100,000	Roper Technologies, Inc.	6.250	09/01/2019	111,849

				527,556

	Media—2.5%
100,000	21st Century Fox America, Inc.	3.000	09/15/2022	103,350
100,000	CBS Corp.	2.300	08/15/2019	101,342
100,000	Discovery Communications LLC	3.300	05/15/2022	102,610
100,000	NBCUniversal Media LLC	5.150	04/30/2020	111,417
105,000	Scripps Networks Interactive, Inc.	2.700	12/15/2016	105,213
100,000	Scripps Networks Interactive, Inc.	3.900	11/15/2024	103,817
100,000	Time Warner Cable LLC	8.250	04/01/2019	114,392
100,000	Time Warner Cable LLC	4.000	09/01/2021	104,848
100,000	Time Warner, Inc.	4.875	03/15/2020	109,236

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Media (continued)
$100,000	Time Warner, Inc.	3.550%	06/01/2024	$103,755
200,000	Viacom, Inc.	4.250	09/01/2023	212,719
100,000	Walt Disney Co. (The), GMTN	1.100	12/01/2017	100,053
100,000	Walt Disney Co. (The), GMTN	2.350	12/01/2022	102,217

				1,474,969

	Mining—0.5%
100,000	Freeport-McMoRan, Inc.	3.550	03/01/2022	92,250
200,000	Newmont Mining Corp.	3.500	03/15/2022	211,624

				303,874

	Miscellaneous Manufacturing—2.8%
100,000	3M Co., GMTN	2.000	06/26/2022	100,775
100,000	Eaton Corp.	1.500	11/02/2017	100,256
200,000	Eaton Corp.	2.750	11/02/2022	204,086
400,000	General Electric Co.	5.250	12/06/2017	417,755
250,000	General Electric Co.	2.700	10/09/2022	258,555
100,000	Illinois Tool Works, Inc.	6.250	04/01/2019	111,353
100,000	Illinois Tool Works, Inc.	3.500	03/01/2024	107,904
100,000	Ingersoll-Rand Global Holding Co. Ltd.	6.875	08/15/2018	109,355
100,000	Ingersoll-Rand Luxembourg Finance SA	3.550	11/01/2024	104,977
100,000	Tyco International Finance SA	3.900	02/14/2026	107,586

				1,622,602

	Office/Business Equipment—0.4%
100,000	Pitney Bowes, Inc.	4.625	03/15/2024	103,034
100,000	Xerox Corp.	6.350	05/15/2018	106,249

				209,283

	Oil & Gas—5.3%
115,000	Apache Corp.	3.250	04/15/2022	118,078
200,000	Chevron Corp.	1.104	12/05/2017	200,026
200,000	Chevron Corp.	2.355	12/05/2022	201,505
100,000	Cimarex Energy Co.	4.375	06/01/2024	105,557
100,000	ConocoPhillips	5.750	02/01/2019	108,290
150,000	ConocoPhillips Co.	4.950	03/15/2026	168,581
150,000	EOG Resources, Inc.	5.625	06/01/2019	164,397
100,000	EOG Resources, Inc.	2.625	03/15/2023	99,841
100,000	Equities Corp.	4.875	11/15/2021	109,486
300,000	Exxon Mobil Corp.	2.222	03/01/2021	304,385
400,000	Exxon Mobil Corp.	3.043	03/01/2026	414,100
200,000	Marathon Petroleum Corp.	5.125	03/01/2021	221,783
100,000	Noble Energy, Inc.	8.250	03/01/2019	113,865
100,000	Noble Energy, Inc.	4.150	12/15/2021	106,196
100,000	Occidental Petroleum Corp.	2.700	02/15/2023	101,687
200,000	Occidental Petroleum Corp., Series 1	4.100	02/01/2021	216,242
100,000	Pioneer Natural Resources Co.	3.950	07/15/2022	106,874
100,000	Valero Energy Corp.	6.125	02/01/2020	113,016
100,000	Valero Energy Corp.	3.400	09/15/2026	98,076

				3,071,985

	Oil & Gas Services—1.6%
150,000	Baker Hughes, Inc.	3.200	08/15/2021	157,309
150,000	FMC Technologies, Inc.	3.450	10/01/2022	151,719
200,000	Halliburton Co.	3.800	11/15/2025	208,444
100,000	National Oilwell Varco, Inc.	2.600	12/01/2022	94,424
300,000	Schlumberger Investment SA	3.650	12/01/2023	321,188

				933,084

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Pharmaceuticals—5.6%
$150,000	AbbVie, Inc.	1.750%	11/06/2017	$150,573
200,000	AbbVie, Inc.	2.900	11/06/2022	202,730
100,000	AbbVie, Inc.	3.600	05/14/2025	102,155
200,000	Actavis Funding SCS	3.000	03/12/2020	206,080
100,000	Actavis Funding SCS	3.800	03/15/2025	103,962
100,000	AmerisourceBergen Corp.	1.150	05/15/2017	100,065
100,000	AmerisourceBergen Corp.	3.500	11/15/2021	105,602
100,000	Baxalta, Inc.	2.875	06/23/2020	102,139
100,000	Bristol-Myers Squibb Co.	2.000	08/01/2022	100,566
100,000	Cardinal Health, Inc.	3.200	03/15/2023	104,143
100,000	Eli Lilly & Co.	5.200	03/15/2017	101,626
100,000	Express Scripts Holding Co.	4.750	11/15/2021	110,766
200,000	Johnson & Johnson	5.550	08/15/2017	207,330
100,000	Johnson & Johnson	2.450	03/01/2026	101,018
200,000	McKesson Corp.	3.796	03/15/2024	213,471
15,000	Mead Johnson Nutrition Co.	4.900	11/01/2019	16,348
100,000	Mead Johnson Nutrition Co.	4.125	11/15/2025	106,972
200,000	Merck & Co., Inc.	2.750	02/10/2025	204,097
150,000	Merck Sharp & Dohme Corp.	5.000	06/30/2019	164,263
100,000	Mylan, Inc.	4.200	11/29/2023	104,265
200,000	Pfizer, Inc.	6.200	03/15/2019	221,554
100,000	Pfizer, Inc.	3.000	06/15/2023	104,962
100,000	Pfizer, Inc.	2.750	06/03/2026	102,184
100,000	Zoetis, Inc.	1.875	02/01/2018	100,225
100,000	Zoetis, Inc.	3.250	02/01/2023	102,326

				3,239,422

	Pipelines—1.5%
100,000	Kinder Morgan, Inc.	3.050	12/01/2019	102,536
100,000	Kinder Morgan, Inc.	4.300	06/01/2025	104,113
100,000	Phillips 66 Partners LP	3.605	02/15/2025	101,026
100,000	Spectra Energy Capital LLC	6.200	04/15/2018	105,516
200,000	Spectra Energy Partners LP	4.750	03/15/2024	218,890
150,000	Williams Partners LP	5.250	03/15/2020	162,365
100,000	Williams Partners LP	3.600	03/15/2022	101,903

				896,349

	Real Estate—0.4%
100,000	CBRE Services, Inc.	5.000	03/15/2023	105,035
100,000	Prologis LP	4.250	08/15/2023	109,836

				214,871

	REITs—3.7%
100,000	Alexandria Real Estate Equities, Inc.	4.600	04/01/2022	108,590
100,000	American Tower Corp.	4.500	01/15/2018	103,411
150,000	Boston Properties LP	4.125	05/15/2021	162,410
100,000	Boston Properties LP	3.650	02/01/2026	103,698
75,000	Brixmor Operating Partnership LP	3.850	02/01/2025	76,422
100,000	DDR Corp.	3.625	02/01/2025	100,491
100,000	ERP Operating LP	4.750	07/15/2020	109,494
150,000	ERP Operating LP	4.625	12/15/2021	167,370
100,000	Essex Portfolio LP	3.500	04/01/2025	102,790
100,000	HCP, Inc.	5.375	02/01/2021	111,596
100,000	HCP, Inc.	3.875	08/15/2024	102,814
150,000	Hospitality Properties Trust	5.000	08/15/2022	162,422
150,000	Kimco Realty Corp.	3.200	05/01/2021	155,485
100,000	Kimco Realty Corp.	3.400	11/01/2022	104,698
100,000	Simon Property Group LP	5.650	02/01/2020	111,339
100,000	Simon Property Group LP	3.375	10/01/2024	105,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	REITs (continued)
$125,000	Ventas Realty LP/Ventas Capital Corp.	4.750%	06/01/2021	$138,033
100,000	Weyerhaeuser Co.	7.375	10/01/2019	114,262

				2,140,451

	Retail—6.7%
100,000	AutoZone, Inc.	3.125	07/15/2023	102,425
100,000	Best Buy Co., Inc.	5.500	03/15/2021	110,750
100,000	Coach, Inc.	4.250	04/01/2025	102,947
300,000	Costco Wholesale Corp.	1.700	12/15/2019	302,643
100,000	CVS Health Corp.	2.800	07/20/2020	103,128
189,000	CVS Health Corp.	3.875	07/20/2025	202,048
100,000	Dollar General Corp.	4.125	07/15/2017	102,040
150,000	Dollar General Corp.	3.250	04/15/2023	153,566
150,000	Gap, Inc. (The)	5.950	04/12/2021	161,037
400,000	Home Depot, Inc. (The)	2.625	06/01/2022	413,198
100,000	Lowe’s Cos., Inc.	2.500	04/15/2026	98,956
100,000	Macy’s Retail Holdings, Inc.	5.900	12/01/2016	100,387
150,000	Macy’s Retail Holdings, Inc.	2.875	02/15/2023	144,505
100,000	McDonald’s Corp., GMTN	5.350	03/01/2018	105,349
100,000	McDonald’s Corp., MTN	2.625	01/15/2022	102,787
100,000	McDonald’s Corp., MTN	3.700	01/30/2026	106,039
100,000	Nordstrom, Inc.	4.000	10/15/2021	106,782
100,000	O’reilly Automotive, Inc.	4.875	01/14/2021	109,883
100,000	Staples, Inc.	4.375	01/12/2023	102,432
100,000	Starbucks Corp.	2.100	02/04/2021	101,614
100,000	Starbucks Corp.	3.850	10/01/2023	110,208
100,000	Target Corp.	2.900	01/15/2022	104,222
100,000	TJX Cos., Inc. (The)	2.500	05/15/2023	101,351
100,000	Walgreens Boots Alliance, Inc.	2.700	11/18/2019	102,680
100,000	Walgreens Boots Alliance, Inc.	3.800	11/18/2024	105,345
325,000	Wal-Mart Stores, Inc.	3.250	10/25/2020	346,320
200,000	Wal-Mart Stores, Inc.	2.550	04/11/2023	204,970

				3,907,612

	Savings & Loans—0.2%
100,000	People’s United Financial, Inc.	3.650	12/06/2022	102,698

	Semiconductors—2.3%
100,000	Applied Materials, Inc.	4.300	06/15/2021	110,523
200,000	Intel Corp.	1.350	12/15/2017	200,776
300,000	Intel Corp.	3.300	10/01/2021	319,753
100,000	Intel Corp.	3.700	07/29/2025	109,367
100,000	Lam Research Corp.	2.750	03/15/2020	101,622
200,000	Maxim Integrated Products, Inc.	3.375	03/15/2023	202,920
100,000	QUALCOMM, Inc.	3.450	05/20/2025	104,930
100,000	Xilinx, Inc.	2.125	03/15/2019	101,102
100,000	Xilinx, Inc.	3.000	03/15/2021	103,227

				1,354,220

	Software—2.2%
200,000	Adobe Systems, Inc.	3.250	02/01/2025	207,771
100,000	CA, Inc.	5.375	12/01/2019	110,052
100,000	Electronic Arts, Inc.	3.700	03/01/2021	105,865
100,000	Fidelity National Information Services, Inc.	5.000	10/15/2025	112,745
100,000	Microsoft Corp.	1.625	12/06/2018	101,268
200,000	Microsoft Corp.	2.000	11/03/2020	202,969
50,000	Microsoft Corp.	2.700	02/12/2025	50,886
100,000	Oracle Corp.	5.750	04/15/2018	106,586
100,000	Oracle Corp.	1.900	09/15/2021	99,677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Software (continued)
$200,000	Oracle Corp.	2.500%	10/15/2022	$203,473

				1,301,292

	Telecommunications—2.8%
250,000	AT&T, Inc.	5.500	02/01/2018	262,054
305,000	AT&T, Inc.	3.400	05/15/2025	304,563
100,000	Cisco Systems, Inc.	4.450	01/15/2020	108,851
250,000	Cisco Systems, Inc.	3.625	03/04/2024	271,107
100,000	Motorola Solutions, Inc.	3.750	05/15/2022	102,938
100,000	Verizon Communications, Inc.	2.625	02/21/2020	102,058
100,000	Verizon Communications, Inc.	4.500	09/15/2020	108,802
300,000	Verizon Communications, Inc.	5.150	09/15/2023	343,662

				1,604,035

	Textiles—0.2%
100,000	Mohawk Industries, Inc.	3.850	02/01/2023	104,300

	Toys/Games/Hobbies—0.2%
100,000	Mattel, Inc.	2.350	05/06/2019	101,285

	Transportation—1.5%
130,000	CSX Corp.	6.250	03/15/2018	138,993
100,000	CSX Corp.	3.700	10/30/2020	106,673
100,000	CSX Corp.	3.350	11/01/2025	105,269
100,000	FedEx Corp.	8.000	01/15/2019	113,902
100,000	Norfolk Southern Corp.	5.750	04/01/2018	106,121
100,000	Norfolk Southern Corp.	3.000	04/01/2022	103,683
100,000	Union Pacific Corp.	4.000	02/01/2021	108,690
100,000	United Parcel Service, Inc.	3.125	01/15/2021	106,483

				889,814

	Water—0.2%
100,000	American Water Capital Corp.	6.085	10/15/2017	104,656

	Total Corporate Bonds (Cost $56,236,836)			57,346,378

Number of Shares
	Money Market Fund—0.4%
240,332	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(b) (Cost $240,332)			240,332

	Total Investments (Cost $56,477,168)—99.0%			57,586,710
	Other assets less liabilities—1.0%			567,320

	Net Assets—100.0%			$58,154,030

Investment Abbreviations:

BKNT—Bank Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Notes

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $422,260, which represented less than 1% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Schedule of Investments

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—85.7%
	Argentina—0.5%
$300,000	YPF SA(a)	8.875%	12/19/2018	$328,035

	Australia—0.4%
100,000	Barminco Finance Pty Ltd.(a)	9.000	06/01/2018	102,375
36,000	BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC(a)	7.125	05/01/2018	36,810
200,000	Emeco Pty Ltd.(a)	9.875	03/15/2019	145,000

				284,185

	Bangladesh—0.3%
200,000	Banglalink Digital Communications Ltd.(a)	8.625	05/06/2019	213,500

	Brazil—3.8%
400,000	Andrade Gutierrez International SA(a)	4.000	04/30/2018	328,000
200,000	Banco Bradesco SA(a)	4.500	01/12/2017	201,500
250,000	BTG Investments LP(a)	4.500	04/17/2018	236,250
300,000	Caixa Economica Federal(a)	4.250	05/13/2019	304,200
200,000	Caixa Economica Federal, EMTN(a)	2.375	11/06/2017	198,640
150,000	Caixa Economica Federal, EMTN(a)	4.500	10/03/2018	153,405
200,000	Itau Unibanco Holding SA/Cayman Island, EMTN(a)	2.850	05/26/2018	200,000
200,000	Marfrig Holdings Europe BV(a)	8.375	05/09/2018	209,000
100,000	Petrobras Global Finance BV	3.500	02/06/2017	100,450
100,000	Petrobras Global Finance BV	3.250	03/17/2017	100,450
100,000	Petrobras Global Finance BV	5.875	03/01/2018	103,570
100,000	Petrobras Global Finance BV	8.375	12/10/2018	108,430
350,000	Petrobras Global Finance BV	3.000	01/15/2019	343,525
29,000	Petrobras Global Finance BV	7.875	03/15/2019	31,247

				2,618,667

	Canada—1.8%
300,000	Bombardier, Inc.(a)	7.500	03/15/2018	319,314
175,000	Bombardier, Inc.(a)	5.500	09/15/2018	181,260
100,000	Bombardier, Inc.(a)	4.750	04/15/2019	100,000
100,000	Teck Resources Ltd.	3.000	03/01/2019	99,000
150,000	Telesat Canada/Telesat LLC(a)	6.000	05/15/2017	150,562
100,000	Tervita Corp.(a)(b)	10.875	02/15/2018	6,250
250,000	Tervita Corp.(a)	8.000	11/15/2018	248,750
100,000	Trinidad Drilling Ltd.(a)	7.875	01/15/2019	98,375

				1,203,511

	China—2.7%
200,000	China South City Holdings Ltd.	8.250	01/29/2019	209,759
200,000	Greenland Global Investment Ltd., EMTN	3.500	10/17/2017	199,914
500,000	Trillion Chance Ltd.	8.500	01/10/2019	524,075
100,000	Yancoal International Resources Development Co. Ltd.(a)	4.461	05/16/2017	100,380
200,000	Yingde Gases Investment Ltd.(a)	8.125	04/22/2018	196,000
200,000	Zhiyuan Group BVI Co. Ltd.	6.200	01/11/2019	205,747
200,000	Zhongrong International Bond 2015 Ltd.	6.000	06/15/2018	203,922
200,000	Zoomlion HK SPV Co. Ltd.(a)	6.875	04/05/2017	202,900

				1,842,697

	Colombia—0.3%
200,000	Banco GNB Sudameris SA(a)	3.875	05/02/2018	199,500

	Costa Rica—0.6%
200,000	Banco de Costa Rica(a)	5.250	08/12/2018	204,956
200,000	Banco Nacional de Costa Rica(a)	4.875	11/01/2018	203,924

				408,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Croatia—0.2%
$150,000	Hrvatska Elektroprivreda(a)	6.000%	11/09/2017	$156,097

	Cyprus—0.1%
208,000	Drill Rigs Holdings, Inc.(a)	6.500	10/01/2017	70,720

	Denmark—0.3%
200,000	Welltec A/S(a)	8.000	02/01/2019	197,500

	Finland—0.5%
100,000	Nokia OYJ	5.375	05/15/2019	107,375
200,000	UPM-Kymmene OYJ(a)	5.500	01/30/2018	209,247

				316,622

	Germany—0.4%
100,000	Fresenius Medical Care US Finance II, Inc.(a)	6.500	09/15/2018	108,250
100,000	Fresenius Medical Care US Finance, Inc.	6.875	07/15/2017	103,500
88,000	Hapag-Lloyd AG(a)	9.750	10/15/2017	87,780

				299,530

	Guatemala—0.2%
100,000	Agromercantil Senior Trust(a)	6.250	04/10/2019	105,250

	India—0.9%
200,000	Indian Overseas Bank, EMTN	4.625	02/21/2018	204,343
200,000	Vedanta Resources PLC(a)	9.500	07/18/2018	212,509
200,000	Vedanta Resources PLC(a)	6.000	01/31/2019	200,520

				617,372

	Indonesia—1.2%
200,000	Bank Negara Indonesia Persero Tbk PT	4.125	04/27/2017	202,780
400,000	Berau Coal Energy Tbk PT(a)(b)	7.250	03/13/2017	104,000
100,000	Gajah Tunggal Tbk PT(a)	7.750	02/06/2018	93,250
200,000	Majapahit Holding BV(a)	7.250	06/28/2017	207,000
200,000	Ottawa Holdings Pte Ltd.(a)	5.875	05/16/2018	142,000
100,000	TBG Global Pte Ltd.(a)	4.625	04/03/2018	101,620

				850,650

	Ireland—0.7%
500,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)	6.250	01/31/2019	511,250

	Italy—0.5%
150,000	Telecom Italia Capital SA	6.999	06/04/2018	161,812
150,000	UniCredit Luxembourg Finance SA(a)	6.000	10/31/2017	154,617

				316,429

	Kazakhstan—1.6%
200,000	Halyk Savings Bank of Kazakhstan JSC(a)	7.250	05/03/2017	205,000
200,000	Kazkommertsbank JSC(a)	8.500	05/11/2018	199,006
100,000	Kazkommertsbank JSC, EMTN(a)	7.500	11/29/2016	99,750
200,000	KazMunayGas National Co JSC, EMTN(a)	9.125	07/02/2018	219,662
400,000	Samruk-Energy JSC, EMTN	3.750	12/20/2017	403,332

				1,126,750

	Luxembourg—1.4%
100,000	ArcelorMittal	6.125	06/01/2018	106,250
200,000	ConvaTec Healthcare E SA(a)	10.500	12/15/2018	202,250
200,000	INEOS Group Holdings SA(a)	5.875	02/15/2019	204,500
255,000	Intelsat Jackson Holdings SA	7.250	04/01/2019	206,869
400,000	Intelsat Luxembourg SA	6.750	06/01/2018	276,000

				995,869

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Mexico—0.5%
$200,000	Grupo Elektra SAB de CV	7.250%	08/06/2018	$202,700
200,000	TV Azteca SAB de CV, EMTN	7.500	05/25/2018	173,500

				376,200

	Morocco—0.3%
200,000	BMCE Bank	6.250	11/27/2018	210,100

	Netherlands—2.3%
100,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust	2.750	05/15/2017	100,257
150,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust	3.750	05/15/2019	154,302
200,000	NXP BV/NXP Funding LLC(a)	3.750	06/01/2018	206,500
200,000	Royal Bank of Scotland NV (The)	4.650	06/04/2018	205,146
300,000	VimpelCom Holdings BV(a)	6.255	03/01/2017	304,788
400,000	VimpelCom Holdings BV(a)	5.200	02/13/2019	413,000
200,000	Zhaikmunai LLP(a)	6.375	02/14/2019	186,000

				1,569,993

	Nigeria—0.9%
400,000	Access Finance BV(a)	7.250	07/25/2017	403,000
200,000	Zenith Bank PLC, EMTN(a)	6.250	04/22/2019	195,816

				598,816

	Norway—0.3%
227,000	Eksportfinans ASA, GMTN	5.500	06/26/2017	232,103

	Paraguay—0.3%
177,000	Banco Regional SAECA(a)	8.125	01/24/2019	192,080

	Philippines—0.1%
100,000	Rizal Commercial Banking Corp., EMTN	5.250	01/31/2017	100,625

	Russia—11.3%
200,000	AK Bars Bank Via AK Bars Luxembourg SA	8.000	08/06/2018	210,000
100,000	AK Transneft OJSC Via TransCapitalInvest Ltd.(a)	8.700	08/07/2018	110,145
200,000	ALFA Bank AO Via ALFA Bond Issuance PLC, EMTN	5.000	11/27/2018	207,289
200,000	Borets Finance DAC(a)	7.625	09/26/2018	198,880
200,000	Brunswick Rail Finance Designated Activity Co.(a)	6.500	11/01/2017	106,000
200,000	Credit Bank of Moscow Via Cbom Finance PLC(a)	7.700	02/01/2018	209,500
200,000	DME Airport Ltd.	6.000	11/26/2018	209,552
200,000	EuroChem Mineral & Chemical Co. OJSC Via EuroChem Global Investments Ltd.(a)	5.125	12/12/2017	205,692
200,000	Evraz Group SA(a)	6.750	04/27/2018	208,500
400,000	Gazprom OAO Via GAZ Capital SA, EMTN(a)	6.212	11/22/2016	400,756
100,000	Gazprom OAO Via GAZ Capital SA, EMTN(a)	8.146	04/11/2018	107,666
200,000	Gazprombank OJSC Via GPB Eurobond Finance PLC, EMTN	5.625	05/17/2017	203,331
200,000	Nord Gold SE(a)	6.375	05/07/2018	208,776
200,000	Novolipetsk Steel Via Steel Funding Dac(a)	4.450	02/19/2018	205,583
400,000	Phosagro OAO Via Phosagro Bond Funding Dac(a)	4.204	02/13/2018	408,000
200,000	Promsvyazbank OJSC Via Psb Finance SA(a)	8.500	04/25/2017	205,231
200,000	Raspadskaya OJSC Via Raspadskaya Securities Ltd.(a)	7.750	04/27/2017	206,417
200,000	Rosneft Finance SA, EMTN(a)	6.625	03/20/2017	203,335
100,000	Rosneft Finance SA, EMTN(a)	7.875	03/13/2018	106,565
200,000	Rosneft Oil Co. Via Rosneft International Finance Ltd.(a)	3.149	03/06/2017	200,500
100,000	Russian Agricultural Bank OJSC Via RSHB Capital SA(a)	6.299	05/15/2017	101,879
200,000	Russian Agricultural Bank OJSC Via RSHB Capital SA(a)	5.298	12/27/2017	204,810
100,000	Russian Agricultural Bank OJSC Via RSHB Capital SA(a)	7.750	05/29/2018	106,777
200,000	Russian Agricultural Bank OJSC Via RSHB Capital SA(a)	5.100	07/25/2018	205,750
200,000	Russian Railways Via RZD Capital PLC, EMTN	5.739	04/03/2017	203,485
200,000	Sberbank of Russia Via SB Capital SA(a)	4.950	02/07/2017	201,489
100,000	Sberbank of Russia Via SB Capital SA, EMTN	5.400	03/24/2017	101,318
200,000	SCF Capital Ltd.(a)	5.375	10/27/2017	205,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Russia (continued)
$100,000	Severstal OAO Via Steel Capital SA(a)	6.700%	10/25/2017	$104,207
200,000	Severstal OAO Via Steel Capital SA, EMTN(a)	4.450	03/19/2018	204,819
200,000	Sibur Securities DAC(a)	3.914	01/31/2018	201,900
400,000	Uralkali OJSC Via Uralkali Finance Dac, EMTN(a)	3.723	04/30/2018	400,116
200,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC(a)	9.125	04/30/2018	217,578
200,000	Vnesheconombank Via VEB Finance PLC(a)	5.375	02/13/2017	201,840
200,000	Vnesheconombank Via VEB Finance PLC(a)	5.450	11/22/2017	205,258
200,000	Vnesheconombank Via VEB Finance PLC(a)	4.224	11/21/2018	202,664
400,000	VTB Bank OJSC Via VTB Capital SA(a)	6.000	04/12/2017	406,208
200,000	VTB Bank OJSC Via VTB Capital SA(a)	6.315	02/22/2018	208,535

				7,806,284

	Saudi Arabia—0.9%
200,000	Dar Al-Arkan Sukuk Co. Ltd.	5.750	11/25/2016	199,783
200,000	Dar Al-Arkan Sukuk Co. Ltd.	5.750	05/24/2018	195,570
200,000	Dar Al-Arkan Sukuk Co. Ltd.	6.500	05/28/2019	200,100

				595,453

	South Africa—0.3%
200,000	Sappi Papier Holding GmbH(a)	7.750	07/15/2017	204,000

	South Korea—0.4%
250,000	Harvest Operations Corp.	6.875	10/01/2017	251,875

	Sri Lanka—0.8%
100,000	Bank of Ceylon(a)	6.875	05/03/2017	101,872
200,000	Bank of Ceylon	5.325	04/16/2018	202,000
200,000	National Savings Bank(a)	8.875	09/18/2018	216,680

				520,552

	Supranational—0.3%
200,000	Eastern and Southern African Trade and Development Bank, EMTN	6.375	12/06/2018	209,651

	Sweden—0.6%
200,000	Perstorp Holding AB(a)	8.750	05/15/2017	200,550
200,000	Perstorp Holding AB(a)	11.000	08/15/2017	198,750

				399,300

	Turkey—0.6%
200,000	Finansbank AS(a)	5.150	11/01/2017	204,000
200,000	Tupras Turkiye Petrol Rafinerileri AS(a)	4.125	05/02/2018	201,760

				405,760

	Ukraine—0.0%
8,375	UkrLandFarming PLC(a)	10.875	03/26/2018	2,806

	United Arab Emirates—0.3%
200,000	Alpha Star Holding Ltd.	4.970	04/09/2019	193,481

	United Kingdom—3.2%
200,000	Algeco Scotsman Global Finance PLC(a)	8.500	10/15/2018	182,500
200,000	Anglo American Capital PLC(a)	2.625	04/03/2017	200,500
200,000	Anglo American Capital PLC(a)	2.625	09/27/2017	200,760
100,000	Anglo American Capital PLC(a)	9.375	04/08/2019	115,000
220,000	Case New Holland Industrial, Inc.	7.875	12/01/2017	233,750
200,000	Global Ship Lease, Inc.(a)	10.000	04/01/2019	179,000
200,000	Globe Luxembourg SCA(a)	9.625	05/01/2018	192,500
400,000	Jaguar Land Rover Automotive PLC(a)	4.125	12/15/2018	410,500
200,000	Royal Bank of Scotland Group PLC	4.700	07/03/2018	204,796
200,000	Tesco PLC(a)	2.700	01/05/2017	200,175
100,000	Tesco PLC(a)	5.500	11/15/2017	103,481

				2,222,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	United States—42.5%
$200,000	Accuride Corp.	9.500%	08/01/2018	$200,500
200,000	ADS Tactical, Inc.(a)	11.000	04/01/2018	204,000
200,000	AerCap Aviation Solutions BV	6.375	05/30/2017	205,500
150,000	Affinion Group, Inc.	7.875	12/15/2018	108,750
100,000	Alcoa, Inc.	6.750	07/15/2018	107,340
100,000	Alere, Inc.	7.250	07/01/2018	101,812
100,000	Ally Financial, Inc.	2.750	01/30/2017	100,060
150,000	Ally Financial, Inc.	5.500	02/15/2017	151,500
100,000	Ally Financial, Inc.	3.250	09/29/2017	100,687
100,000	Ally Financial, Inc.	6.250	12/01/2017	103,750
100,000	Ally Financial, Inc.	3.250	02/13/2018	100,500
100,000	Ally Financial, Inc.	3.600	05/21/2018	101,125
100,000	Ally Financial, Inc.	4.750	09/10/2018	103,011
100,000	Ally Financial, Inc.	3.250	11/05/2018	100,250
100,000	Ally Financial, Inc.	8.000	12/31/2018	110,000
200,000	Ally Financial, Inc.	3.500	01/27/2019	201,000
250,000	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.	9.625	10/15/2018	236,875
150,000	American Airlines Group, Inc.	6.125	06/01/2018	156,563
250,000	Anixter, Inc.	5.625	05/01/2019	265,937
150,000	Arconic, Inc.	5.550	02/01/2017	151,687
200,000	Arconic, Inc.	5.720	02/23/2019	214,608
35,000	Arconic, Inc., Series B	6.500	06/15/2018	37,546
220,000	Ashland LLC	3.875	04/15/2018	225,225
175,000	Associated Materials LLC/AMH New Finance, Inc.	9.125	11/01/2017	168,000
200,000	Atrium Windows & Doors, Inc.(a)	7.750	05/01/2019	185,500
100,000	Avaya, Inc.(a)	9.000	04/01/2019	83,500
100,000	Avaya, Inc.(a)	7.000	04/01/2019	81,750
400,000	Basic Energy Services, Inc.(b)(c)	7.750	02/15/2019	189,000
200,000	BlueLine Rental Finance Corp.(a)	7.000	02/01/2019	175,500
100,000	BMC Software, Inc.	7.250	06/01/2018	100,000
100,000	Bumble Bee Holdings, Inc.(a)	9.000	12/15/2017	100,125
100,000	Cablevision Systems Corp.	8.625	09/15/2017	104,625
100,000	Cablevision Systems Corp.	7.750	04/15/2018	105,625
100,000	CalAtlantic Group, Inc.	8.375	05/15/2018	109,500
100,000	Cantor Commercial Real Estate Co. LP/CCRE Finance Corp.(a)	7.750	02/15/2018	100,500
188,000	Casella Waste Systems, Inc.	7.750	02/15/2019	192,042
100,000	Centene Corp.	5.750	06/01/2017	102,125
100,000	CenturyLink, Inc., Series N	6.000	04/01/2017	101,875
100,000	CenturyLink, Inc., Series R	5.150	06/15/2017	101,875
145,000	Chesapeake Energy Corp.(a)	8.000	12/15/2022	147,447
200,000	CHS/Community Health Systems, Inc.	5.125	08/15/2018	198,270
160,000	CIT Group, Inc.	5.000	05/15/2017	162,200
150,000	CIT Group, Inc.	4.250	08/15/2017	152,107
100,000	CIT Group, Inc.	5.250	03/15/2018	103,816
100,000	CIT Group, Inc.(a)	5.500	02/15/2019	105,500
100,000	CIT Group, Inc.	3.875	02/19/2019	101,781
100,000	Claire’s Stores, Inc.(a)	9.000	03/15/2019	51,000
200,000	Claire’s Stores, Inc.	8.875	03/15/2019	35,500
100,000	Clayton Williams Energy, Inc.	7.750	04/01/2019	100,250
350,000	CNH Industrial Capital LLC	6.250	11/01/2016	350,000
100,000	CNH Industrial Capital LLC	3.250	02/01/2017	100,375
100,000	CNH Industrial Capital LLC	3.625	04/15/2018	101,375
100,000	CNH Industrial Capital LLC	3.875	07/16/2018	101,125
100,000	Commercial Metals Co.	6.500	07/15/2017	102,750
100,000	Commercial Metals Co.	7.350	08/15/2018	108,000
100,000	Community Choice Financial, Inc.	10.750	05/01/2019	53,500
100,000	Comstock Resources, Inc., PIK	7.750	04/01/2019	85,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	United States (continued)
$100,000	Constellation Brands, Inc.	7.250%	05/15/2017	$103,375
150,000	Crescent Resources LLC/Crescent Ventures, Inc.(a)	10.250	08/15/2017	150,413
100,000	CSC Holdings LLC	7.875	02/15/2018	107,000
100,000	CSC Holdings LLC	7.625	07/15/2018	107,500
98,000	CSC Holdings LLC	8.625	02/15/2019	109,025
50,000	Cumulus Media Holdings, Inc.	7.750	05/01/2019	21,000
100,000	D.R. Horton, Inc.	4.750	05/15/2017	101,634
100,000	D.R. Horton, Inc.	3.625	02/15/2018	101,875
100,000	D.R. Horton, Inc.	3.750	03/01/2019	103,250
200,000	DCP Midstream LLC(a)	9.750	03/15/2019	225,750
100,000	DCP Midstream Operating LP	2.500	12/01/2017	99,500
200,000	DCP Midstream Operating LP	2.700	04/01/2019	196,250
50,000	Dell, Inc.	5.650	04/15/2018	51,834
100,000	DISH DBS Corp.	4.625	07/15/2017	102,125
100,000	DISH DBS Corp.	4.250	04/01/2018	102,625
200,000	Dole Food Co., Inc.(a)	7.250	05/01/2019	203,250
134,764	DynCorp International, Inc., PIK	11.875	11/30/2020	110,843
2,350,000	Energy XXI Gulf Coast, Inc.(b)(c)	9.250	12/15/2017	235,000
100,000	EnLink Midstream Partners LP	2.700	04/01/2019	100,002
100,000	EV Energy Partners LP/EV Energy Finance Corp.	8.000	04/15/2019	69,500
100,000	FirstEnergy Corp., Series A	2.750	03/15/2018	101,190
200,000	Flexi-Van Leasing, Inc.(a)	7.875	08/15/2018	187,000
100,000	Florida East Coast Holdings Corp.(a)	6.750	05/01/2019	101,000
49,000	Freeport-McMoRan, Inc.	2.150	03/01/2017	48,939
100,000	Freeport-McMoRan, Inc.	2.300	11/14/2017	99,500
100,000	Freeport-McMoRan, Inc.	2.375	03/15/2018	99,250
281,000	Frontier Communications Corp.	8.250	04/15/2017	290,132
145,000	Frontier Communications Corp.	8.125	10/01/2018	158,231
100,000	Frontier Communications Corp.	7.125	03/15/2019	107,500
300,000	Gastar Exploration, Inc.	8.625	05/15/2018	273,000
100,000	General Motors Financial Co., Inc.	2.400	05/09/2019	100,154
100,000	GenOn Energy, Inc.	7.875	06/15/2017	82,500
100,000	GenOn Energy, Inc.	9.500	10/15/2018	80,750
200,000	Genworth Holdings, Inc., GMTN	6.515	05/22/2018	202,750
100,000	Gibson Brands, Inc.(a)	8.875	08/01/2018	74,250
100,000	GLP Capital LP/GLP Financing II, Inc.	4.375	11/01/2018	104,375
300,000	Goodman Networks, Inc.	12.125	07/01/2018	129,750
300,000	Graham Holdings Co.	7.250	02/01/2019	327,750
100,000	Great Lakes Dredge & Dock Corp.	7.375	02/01/2019	98,625
100,000	Greif, Inc.	6.750	02/01/2017	100,875
100,000	Harsco Corp.	5.750	05/15/2018	107,000
35,000	HCA, Inc.	8.000	10/01/2018	38,894
100,000	HCA, Inc.	3.750	03/15/2019	102,500
100,000	Health Net, Inc.	6.375	06/01/2017	102,875
200,000	Hertz Corp. (The)	4.250	04/01/2018	206,000
113,000	Hertz Corp. (The)	6.750	04/15/2019	115,354
100,000	Hexion, Inc.	8.875	02/01/2018	95,550
140,000	IAC/InterActiveCorp	4.875	11/30/2018	141,470
100,000	IASIS Healthcare LLC/IASIS Capital Corp.	8.375	05/15/2019	95,750
200,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp.	3.500	03/15/2017	200,375
100,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp.	4.875	03/15/2019	100,050
200,000	iHeartCommunications, Inc.	10.000	01/15/2018	143,000
200,000	Illinois Power Generating Co., Series H	7.000	04/15/2018	76,000
100,000	International Lease Finance Corp.	8.750	03/15/2017	102,578
100,000	International Lease Finance Corp.	8.875	09/01/2017	105,500
100,000	International Lease Finance Corp.	3.875	04/15/2018	102,500
100,000	International Lease Finance Corp.	5.875	04/01/2019	107,718

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	United States (continued)
$100,000	International Lease Finance Corp.	6.250%	05/15/2019	$108,375
100,000	inVentiv Health, Inc.(a)	9.000	01/15/2018	101,438
200,000	inVentiv Health, Inc.	10.000	08/15/2018	200,225
100,000	IPALCO Enterprises, Inc.	5.000	05/01/2018	105,000
100,000	iStar, Inc.—REIT	9.000	06/01/2017	104,000
100,000	iStar, Inc.—REIT	4.000	11/01/2017	100,375
100,000	iStar, Inc.—REIT	7.125	02/15/2018	104,125
100,000	iStar, Inc.—REIT	4.875	07/01/2018	100,375
100,000	JC Penney Corp., Inc.	5.750	02/15/2018	103,375
200,000	KB Home	9.100	09/15/2017	211,000
100,000	KB Home	7.250	06/15/2018	106,500
100,000	KB Home	4.750	05/15/2019	102,750
140,000	Kemet Corp.	10.500	05/01/2018	140,437
100,000	Kratos Defense & Security Solutions, Inc.	7.000	05/15/2019	91,500
236,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.	7.375	10/01/2017	240,130
200,000	Lennar Corp.	4.750	12/15/2017	205,000
100,000	Lennar Corp.	6.950	06/01/2018	107,000
200,000	Lennar Corp.	4.125	12/01/2018	206,500
150,000	Lennar Corp., Series B	12.250	06/01/2017	159,187
493,000	Mallinckrodt International Finance SA	3.500	04/15/2018	491,768
100,000	MGM Resorts International	11.375	03/01/2018	112,125
300,000	MGM Resorts International	8.625	02/01/2019	338,063
200,000	Michael Baker International LLC/CDL Acquisition Co., Inc.(a)	8.250	10/15/2018	201,000
100,000	Murphy Oil Corp.	3.500	12/01/2017	100,837
100,000	Nationstar Mortgage LLC/Nationstar Capital Corp.	6.500	08/01/2018	101,563
100,000	Nationstar Mortgage LLC/Nationstar Capital Corp.	9.625	05/01/2019	105,125
315,000	Natural Resource Partners LP/NRP Finance Corp.	9.125	10/01/2018	291,375
200,000	Navient Corp., GMTN	8.450	06/15/2018	216,810
100,000	Navient Corp., MTN	4.625	09/25/2017	101,563
325,000	Navient Corp., MTN	5.500	01/15/2019	332,313
750,000	Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.	8.125	02/15/2019	438,750
100,000	New Enterprise Stone & Lime Co., Inc.	11.000	09/01/2018	99,500
200,000	NGPL PipeCo LLC(a)	7.119	12/15/2017	210,000
100,000	Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.	6.500	04/01/2019	98,500
421,000	Novelis, Inc.	8.375	12/15/2017	423,368
100,000	NRG Energy, Inc.	7.625	01/15/2018	107,250
100,000	Nustar Logistics LP	8.150	04/15/2018	107,750
75,000	Ocwen Financial Corp.	6.625	05/15/2019	71,625
100,000	Owens-Illinois, Inc.	7.800	05/15/2018	108,250
275,000	Pacific Drilling V Ltd.(a)	7.250	12/01/2017	110,000
100,000	Pactiv LLC	8.125	06/15/2017	103,625
67,000	PetroQuest Energy, Inc.(a)	10.000	02/15/2021	45,560
280,000	PHI, Inc.	5.250	03/15/2019	272,300
100,000	Production Resource Group, Inc.	8.875	05/01/2019	60,500
100,000	QVC, Inc.	3.125	04/01/2019	102,259
200,000	Rockies Express Pipeline LLC(a)	6.850	07/15/2018	211,500
200,000	Rowan Cos., Inc.	5.000	09/01/2017	202,500
248,000	Sabine Pass LNG LP	7.500	11/30/2016	249,091
250,000	Sears Holdings Corp.	6.625	10/15/2018	235,625
200,000	Seitel, Inc.	9.500	04/15/2019	178,750
11,000	Service Corp. International	7.625	10/01/2018	12,183
100,000	SESI LLC	6.375	05/01/2019	99,250
100,000	Smithfield Foods, Inc.	7.750	07/01/2017	103,875
7,000	Smithfield Foods, Inc.(a)	5.250	08/01/2018	7,061
20,000	Southwestern Energy Co.	7.500	02/01/2018	21,050
100,000	Springleaf Finance Corp., MTN	6.500	09/15/2017	103,625
100,000	Springleaf Finance Corp., MTN	6.900	12/15/2017	105,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	United States (continued)
$150,000	Sprint Capital Corp.	6.900%	05/01/2019	$158,250
371,000	Sprint Communications, Inc.	6.000	12/01/2016	371,928
100,000	Sprint Communications, Inc.	9.125	03/01/2017	102,250
100,000	Sprint Communications, Inc.	8.375	08/15/2017	104,250
200,000	Sprint Communications, Inc.(a)	9.000	11/15/2018	220,500
100,000	SquareTwo Financial Corp.(b)	11.625	04/01/2017	11,000
100,000	Swift Energy Co.	7.125	06/01/2017	0
200,000	Syniverse Holdings, Inc.	9.125	01/15/2019	161,000
100,000	Synovus Financial Corp.	5.125	06/15/2017	101,750
100,000	Talen Energy Supply LLC	6.500	05/01/2018	104,250
100,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp.	5.000	01/15/2018	103,000
218,000	Tenet Healthcare Corp.	6.250	11/01/2018	231,625
100,000	Tenet Healthcare Corp.	5.500	03/01/2019	98,250
252,000	Tenet Healthcare Corp.	5.000	03/01/2019	245,622
120,000	Tesoro Corp.	4.250	10/01/2017	122,850
175,000	Thompson Creek Metals Co., Inc.	9.750	12/01/2017	176,033
100,000	T-Mobile USA, Inc.	5.250	09/01/2018	101,609
100,000	T-Mobile USA, Inc.	6.464	04/28/2019	101,750
200,000	TMX Finance LLC/TitleMax Finance Corp.(a)	8.500	09/15/2018	151,000
200,000	Toll Brothers Finance Corp.	8.910	10/15/2017	213,750
100,000	Toll Brothers Finance Corp.	4.000	12/31/2018	103,500
100,000	Toys “R” Us Property Co. II LLC	8.500	12/01/2017	100,250
50,000	Toys “R” Us, Inc.	7.375	10/15/2018	48,125
396,000	Transocean, Inc.	6.800	12/15/2016	396,990
100,000	Transocean, Inc.	4.250	10/15/2017	100,000
350,000	Transocean, Inc.	6.000	03/15/2018	352,800
48,000	TRU Taj LLC/TRU Taj Finance, Inc.(a)	12.000	08/15/2021	49,200
100,000	Tutor Perini Corp.	7.625	11/01/2018	100,013
100,000	U.S. Steel Corp.	7.000	02/01/2018	104,000
100,000	UCI International LLC(b)(c)	8.625	02/15/2019	21,500
100,000	United Continental Holdings, Inc.	6.375	06/01/2018	105,375
100,000	USG Corp.	6.300	11/15/2016	99,899
140,000	USG Corp.	9.500	01/15/2018	151,550
150,000	Valeant Pharmaceuticals International, Inc.(a)	6.750	08/15/2018	147,150
200,000	VEREIT Operating Partnership LP—REIT	3.000	02/06/2019	202,802
225,000	Weatherford International Ltd.	9.625	03/01/2019	240,750
200,000	Whiting Petroleum Corp.	6.500	10/01/2018	198,000
100,000	Whiting Petroleum Corp.	5.000	03/15/2019	95,500
100,000	XPO CNW, Inc.	7.250	01/15/2018	104,000
100,000	Yum! Brands, Inc.	6.250	03/15/2018	106,500

				29,249,614

	Venezuela—1.1%
550,000	CA La Electricidad de Caracas	8.500	04/10/2018	321,750
575,000	Petroleos de Venezuela SA	5.250	04/12/2017	464,313

				786,063

	Vietnam—0.3%
200,000	Vietnam Joint Stock Commercial Bank for Industry and Trade(a)	8.000	05/17/2017	205,500

	Total Corporate Bonds (Cost $58,436,736)			58,996,232

	Sovereign Debt Obligations—9.1%
	Argentina—0.8%
200,000	Argentine Republic Government International Bond(a)	6.250	04/22/2019	212,500
100,000	City of Buenos Aires Argentina(a)	9.950	03/01/2017	102,750
200,000	Provincia de Cordoba(a)	12.375	08/17/2017	214,750

				530,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Bahrain—0.2%
$100,000	CBB International Sukuk Co. SPC	6.273%	11/22/2018	$106,500

	Belarus—0.2%
100,000	Republic of Belarus International Bond	8.950	01/26/2018	105,708

	Brazil—1.4%
100,000	Banco Nacional de Desenvolvimento Economico e Social(a)	6.369	06/16/2018	106,050
200,000	Banco Nacional de Desenvolvimento Economico e Social(a)	4.000	04/14/2019	202,496
300,000	Brazil Government International Bond	6.000	01/17/2017	303,435
310,000	Brazil Government International Bond	5.875	01/15/2019	335,885

				947,866

	Croatia—0.3%
200,000	Croatia Government International Bond(a)	6.250	04/27/2017	204,278

	Hungary—0.7%
100,000	Hungary Government International Bond	4.125	02/19/2018	103,029
200,000	Hungary Government International Bond	4.000	03/25/2019	209,450
150,000	Magyar Export-Import Bank Zrt(a)	5.500	02/12/2018	157,050

				469,529

	Jamaica—0.1%
100,000	Jamaica Government International Bond	10.625	06/20/2017	105,486

	Lebanon—1.5%
270,000	Lebanon Government International Bond	5.150	06/12/2018	269,041
300,000	Lebanon Government International Bond, EMTN	4.750	11/02/2016	300,000
100,000	Lebanon Government International Bond, EMTN	9.000	03/20/2017	101,750
200,000	Lebanon Government International Bond, EMTN	5.150	11/12/2018	198,096
100,000	Lebanon Government International Bond, GMTN	5.000	10/12/2017	99,170
100,000	Lebanon Government International Bond, GMTN	5.500	04/23/2019	99,770

				1,067,827

	Mongolia—0.4%
200,000	Development Bank of Mongolia LLC, EMTN	5.750	03/21/2017	196,000
100,000	Mongolia Government International Bond, EMTN(a)	4.125	01/05/2018	96,500

				292,500

	Nigeria—0.3%
200,000	Nigeria Government International Bond(a)	5.125	07/12/2018	201,690

	Pakistan—0.3%
200,000	Pakistan Government International Bond(a)	6.875	06/01/2017	204,040

	Russia—0.8%
200,000	Russian Foreign Bond—Eurobond(a)	3.250	04/04/2017	201,253
100,000	Russian Foreign Bond—Eurobond(a)	11.000	07/24/2018	115,177
200,000	Russian Foreign Bond—Eurobond(a)	3.500	01/16/2019	204,161

				520,591

	Serbia—0.2%
150,000	Serbia International Bond(a)	5.250	11/21/2017	154,525

	Sri Lanka—0.3%
200,000	Sri Lanka Government International Bond(a)	6.000	01/14/2019	206,878

	Turkey—0.7%
300,000	Export Credit Bank of Turkey(a)	5.375	11/04/2016	300,196
200,000	Export Credit Bank of Turkey(a)	5.875	04/24/2019	208,358

				508,554

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Venezuela—0.9%
$250,000	Venezuela Government International Bond(a)	13.625%	08/15/2018	$172,500
200,000	Venezuela Government International Bond	13.625	08/15/2018	148,000
500,000	Venezuela Government International Bond	7.000	12/01/2018	295,000

				615,500

	Total Sovereign Debt Obligations (Cost $6,189,639)			6,241,472

Number of Shares
	Money Market Fund—2.8%
1,951,557	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(d) (Cost $1,951,557)			1,951,557

	Total Investments (Cost $66,577,932)—97.6%			67,189,261
	Other assets less liabilities—2.4%			1,673,235

	Net Assets—100.0%			$68,862,496

Investment Abbreviations:

EMTN—Euro Medium-Term Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

PIK—Payment in Kind

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $27,449,537, which represented 39.86% of the Fund’s Net Assets.
(b)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at October 31, 2016 was $566,750, which represented less than 1% of the Fund’s Net Assets.
(c)	The borrower has filed for protection in federal bankruptcy court.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Schedule of Investments

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2016

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds—98.1%
		Australia— 2.8%
EUR	200,000	Australia & New Zealand Banking Group Ltd.	0.750%	09/29/2026	$215,237
GBP	350,000	BHP Billiton Finance Ltd., Series 11, EMTN	3.250	09/25/2024	462,345
GBP	350,000	BHP Billiton Finance Ltd., Series 12, EMTN	4.300	09/25/2042	513,104
EUR	300,000	BHP Billiton Finance Ltd., Series 9, EMTN	2.250	09/25/2020	355,359
AUD	350,000	BHP Billiton Finance Ltd., MTN	3.750	10/18/2017	269,247
EUR	200,000	Commonwealth Bank of Australia, EMTN	5.500	08/06/2019	251,289
EUR	500,000	National Australia Bank Ltd., EMTN	2.750	08/08/2022	621,939
EUR	200,000	National Australia Bank Ltd., GMTN	4.625	02/10/2020	250,128
EUR	100,000	National Australia Bank Ltd., GMTN	2.000	11/12/2020	117,775
EUR	150,000	Telstra Corp. Ltd., EMTN	3.500	09/21/2022	194,588
EUR	300,000	Telstra Corp. Ltd., EMTN	2.500	09/15/2023	373,813
AUD	800,000	Westpac Banking Corp., MTN	4.500	02/25/2019	635,911
EUR	200,000	Westpac Banking Corp., MTN	0.250	01/17/2022	217,875

					4,478,610

		Belgium—2.4%
EUR	200,000	Anheuser-Busch InBev SA, EMTN	0.800	04/20/2023	223,948
GBP	250,000	Anheuser-Busch InBev SA, EMTN	9.750	07/30/2024	475,271
EUR	700,000	Anheuser-Busch InBev SA, EMTN	1.500	03/17/2025	810,835
GBP	300,000	Anheuser-Busch InBev SA, EMTN	4.000	09/24/2025	423,097
EUR	200,000	Anheuser-Busch InBev SA, EMTN	2.700	03/31/2026	254,256
EUR	1,000,000	Anheuser-Busch InBev SA, EMTN	2.000	03/17/2028	1,194,223
EUR	200,000	Anheuser-Busch InBev SA, EMTN	1.500	04/18/2030	222,822
EUR	200,000	Anheuser-Busch InBev SA, EMTN	2.750	03/17/2036	253,945

					3,858,397

		Canada—13.5%
CAD	700,000	Bank of Montreal	1.880	03/31/2021	530,172
CAD	500,000	Bank of Montreal, Series DPNT	2.840	06/04/2020	391,882
CAD	750,000	Bank of Montreal, Series DPNT	2.100	10/06/2020	573,878
CAD	900,000	Bank of Montreal, Series DPNT	3.400	04/23/2021	725,009
CAD	300,000	Bank of Montreal, Series DPNT	2.120	03/16/2022	228,842
CAD	900,000	Bank of Nova Scotia (The), Series DPNT	2.462	03/14/2019	690,198
CAD	300,000	Bank of Nova Scotia (The), Series DPNT	2.400	10/28/2019	230,899
CAD	300,000	Bank of Nova Scotia (The), Series DPNT	2.270	01/13/2020	229,874
CAD	850,000	Bank of Nova Scotia (The), Series DPNT	2.130	06/15/2020	649,964
CAD	750,000	Bank of Nova Scotia (The), Series DPNT	2.090	09/09/2020	572,770
CAD	500,000	Bank of Nova Scotia (The), Series DPNT	3.270	01/11/2021	399,787
CAD	600,000	Bank of Nova Scotia (The), Series DPNT	2.873	06/04/2021	473,513
CAD	550,000	Bell Canada, Inc.	3.350	06/18/2019	429,146
CAD	300,000	Bell Canada, Inc., MTN	4.400	03/16/2018	232,826
CAD	450,000	Bell Canada, Inc., MTN	3.250	06/17/2020	352,956
CAD	300,000	Bell Canada, Inc., Series M-26	3.350	03/22/2023	237,605
CAD	800,000	Caisse Centrale Desjardins, MTN	1.748	03/02/2020	601,882
CAD	500,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT	2.350	06/24/2019	383,220
CAD	400,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT	1.850	07/14/2020	303,460
CAD	700,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT	1.900	04/26/2021	530,861
CAD	500,000	Canadian Natural Resources Ltd., MTN	2.890	08/14/2020	379,455
CAD	400,000	Canadian Natural Resources Ltd., MTN	3.310	02/11/2022	306,913
GBP	400,000	Glencore Canada Financial Corp., EMTN	7.375	05/27/2020	569,301
CAD	600,000	HSBC Bank Canada	2.449	01/29/2021	460,239
CAD	500,000	HSBC Bank Canada, Series DPNT	2.491	05/13/2019	381,041
CAD	200,000	HSBC Bank Canada, Series DPNT	2.938	01/14/2020	155,190
CAD	600,000	HSBC Bank Canada, Series DPNT	1.816	07/07/2020	450,037
CAD	850,000	HSBC Bank Canada, Series DPNT	2.908	09/29/2021	665,261
CAD	400,000	National Bank of Canada, Series DPNT	2.404	10/28/2019	307,632
CAD	400,000	National Bank of Canada, Series DPNT	1.742	03/03/2020	301,499
CAD	600,000	Rogers Communications, Inc.	5.340	03/22/2021	512,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2016

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Canada (continued)
CAD	500,000	Royal Bank of Canada	1.583%	09/13/2021	$372,098
CAD	700,000	Royal Bank of Canada, Series DPNT	2.980	05/07/2019	543,866
CAD	800,000	Royal Bank of Canada, Series DPNT	2.350	12/09/2019	614,799
CAD	700,000	Royal Bank of Canada, Series DPNT	1.920	07/17/2020	529,859
CAD	900,000	Royal Bank of Canada, Series DPNT	2.860	03/04/2021	708,839
CAD	1,000,000	Royal Bank of Canada, Series DPNT	1.968	03/02/2022	755,598
CAD	500,000	Shaw Communications, Inc.	5.650	10/01/2019	409,931
CAD	600,000	Shaw Communications, Inc.	6.750	11/09/2039	547,720
CAD	350,000	TELUS Corp., MTN	2.350	03/28/2022	263,725
CAD	500,000	TELUS Corp., Series CG	5.050	12/04/2019	410,479
CAD	500,000	TELUS Corp., Series CH	5.050	07/23/2020	416,031
CAD	400,000	Toronto-Dominion Bank (The), Series DPNT	1.693	04/02/2020	301,478
CAD	300,000	Toronto-Dominion Bank (The), Series DPNT	2.563	06/24/2020	232,647
CAD	1,250,000	Toronto-Dominion Bank (The), Series DPNT	2.621	12/22/2021	977,831
CAD	1,000,000	Toronto-Dominion Bank (The), Series DPNT	1.909	07/18/2023	745,906
CAD	700,000	Toronto-Dominion Bank (The), Series DPNT	3.226	07/24/2024	567,051

					21,655,434

		Denmark—1.5%
EUR	200,000	AP Moeller—Maersk A/S, EMTN	1.750	03/18/2021	228,680
EUR	300,000	Danske Bank A/S, EMTN	0.750	06/02/2023	333,851
GBP	300,000	DONG Energy A/S, EMTN	4.875	01/12/2032	459,074
GBP	300,000	DONG Energy A/S, EMTN	5.750	04/09/2040	529,324
NOK	5,000,000	Nykredit Bank A/S, EMTN	5.000	08/21/2018	639,428
GBP	150,000	TDC A/S, EMTN	5.625	02/23/2023	200,337

					2,390,694

		Finland—0.2%
EUR	250,000	Fortum OYJ, EMTN	2.250	09/06/2022	300,275

		France—18.4%
EUR	200,000	Air Liquide Finance SA, EMTN	1.250	06/13/2028	228,175
EUR	300,000	Autoroutes du Sud de la France SA, EMTN	5.625	07/04/2022	428,033
EUR	200,000	Banque Federative du Credit Mutuel SA, EMTN	4.000	10/22/2020	251,461
EUR	300,000	Banque Federative du Credit Mutuel SA, EMTN	3.250	08/23/2022	382,661
EUR	300,000	Banque Federative du Credit Mutuel SA, EMTN	3.000	11/28/2023	385,645
EUR	500,000	Banque Federative du Credit Mutuel SA, EMTN	2.625	03/18/2024	628,840
EUR	500,000	Banque Federative du Credit Mutuel SA, EMTN	3.000	05/21/2024	604,932
EUR	300,000	Banque Federative du Credit Mutuel SA, EMTN	3.000	09/11/2025	362,498
EUR	400,000	BNP Paribas SA, EMTN	3.750	11/25/2020	501,905
EUR	550,000	BNP Paribas SA, EMTN	2.250	01/13/2021	654,076
EUR	300,000	BNP Paribas SA, EMTN	2.875	10/24/2022	375,889
EUR	200,000	BNP Paribas SA, EMTN	2.875	09/26/2023	254,169
EUR	600,000	BNP Paribas SA, EMTN	2.375	02/17/2025	678,290
EUR	300,000	BNP Paribas SA, EMTN	1.625	02/23/2026	351,822
EUR	300,000	BNP Paribas SA, EMTN	1.500	05/25/2028	344,031
EUR	400,000	BPCE SA	4.625	07/18/2023	522,949
GBP	100,000	BPCE SA	5.250	04/16/2029	134,172
EUR	300,000	BPCE SA, EMTN	4.500	02/10/2022	400,368
EUR	400,000	Capgemini SA	2.500	07/01/2023	488,729
EUR	200,000	Cie Financiere et Industrielle des Autoroutes SA	5.000	05/24/2021	267,873
EUR	850,000	Credit Agricole SA	2.625	03/17/2027	973,398
EUR	350,000	Credit Agricole SA, EMTN	5.971	02/01/2018	412,437
EUR	600,000	Credit Agricole SA/London, EMTN	2.375	11/27/2020	716,697
EUR	700,000	Credit Agricole SA/London, EMTN	0.750	12/01/2022	780,423
EUR	200,000	Credit Agricole SA/London, EMTN	5.125	04/18/2023	283,784
EUR	300,000	Credit Agricole SA/London, EMTN	3.125	07/17/2023	385,232
EUR	500,000	Credit Agricole SA/London, EMTN	2.375	05/20/2024	618,492
EUR	700,000	Credit Agricole SA/London, EMTN	1.250	04/14/2026	791,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2016

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		France (continued)
EUR	200,000	Danone SA, EMTN	2.250%	11/15/2021	$240,429
EUR	300,000	Electricite de France SA, EMTN	6.250	01/25/2021	413,652
EUR	300,000	Electricite de France SA, EMTN	2.250	04/27/2021	358,059
EUR	300,000	Electricite de France SA, EMTN	3.875	01/18/2022	388,292
EUR	300,000	Electricite de France SA, EMTN	2.750	03/10/2023	373,054
EUR	600,000	Electricite de France SA, EMTN	4.625	09/11/2024	853,633
EUR	400,000	Electricite de France SA, EMTN	4.125	03/25/2027	565,999
EUR	200,000	Electricite de France SA, EMTN	4.625	04/26/2030	298,220
GBP	250,000	Electricite de France SA, EMTN	5.875	07/18/2031	407,831
GBP	150,000	Electricite de France SA, EMTN	6.125	06/02/2034	250,564
GBP	700,000	Electricite de France SA, EMTN	5.500	03/27/2037	1,115,352
GBP	1,200,000	Electricite de France SA, EMTN	5.500	10/17/2041	1,940,428
GBP	700,000	Electricite de France SA, EMTN	5.125	09/22/2050	1,102,445
EUR	300,000	Engie Alliance GIE, EMTN	5.750	06/24/2023	444,457
EUR	600,000	Engie SA, EMTN	2.375	05/19/2026	761,111
GBP	450,000	Engie SA, EMTN	5.000	10/01/2060	893,939
EUR	300,000	Holding d’Infrastructures de Transport SAS	4.875	10/27/2021	403,492
EUR	200,000	HSBC France SA, EMTN	1.875	01/16/2020	231,536
EUR	300,000	Orange SA, EMTN	3.000	06/15/2022	378,235
GBP	900,000	Orange SA, EMTN	5.625	01/23/2034	1,479,853
EUR	200,000	RTE Reseau de Transport d’Electricite SA, EMTN	1.625	11/27/2025	237,201
EUR	200,000	Sanofi, EMTN	1.875	09/04/2020	233,612
EUR	200,000	Sanofi, EMTN	0.500	01/13/2027	212,004
EUR	300,000	Societe Generale SA, EMTN	4.250	07/13/2022	400,323
EUR	300,000	Societe Generale SA, EMTN	0.750	05/26/2023	333,696
EUR	300,000	Societe Generale SA, EMTN	2.625	02/27/2025	341,198
EUR	200,000	Total Capital Canada Ltd., EMTN	2.125	09/18/2029	247,245
EUR	300,000	Total Capital International SA, EMTN	2.500	03/25/2026	383,933
EUR	400,000	Total Capital International SA, EMTN	0.750	07/12/2028	429,543
GBP	250,000	Veolia Environnement SA, EMTN	6.125	10/29/2037	456,084
EUR	200,000	Vivendi SA	0.750	05/26/2021	223,434

					29,606,970

		Germany—8.5%
EUR	300,000	Allianz Finance II BV, EMTN	3.500	02/14/2022	385,334
GBP	300,000	Allianz Finance II BV, Series 62	4.500	03/13/2043	479,786
EUR	300,000	BASF SE, Series 10Y	2.000	12/05/2022	363,733
EUR	200,000	BMW Finance NV, EMTN	0.875	11/17/2020	226,106
EUR	250,000	BMW US Capital LLC, EMTN	1.125	09/18/2021	286,082
EUR	200,000	BMW US Capital LLC, EMTN	0.625	04/20/2022	223,172
EUR	300,000	Commerzbank AG, EMTN	4.000	09/16/2020	373,747
EUR	250,000	Daimler AG, EMTN	0.875	01/12/2021	282,579
EUR	400,000	Daimler AG, EMTN	1.400	01/12/2024	468,543
EUR	250,000	Daimler AG, EMTN	1.500	03/09/2026	293,636
EUR	200,000	Daimler AG, EMTN	1.375	05/11/2028	228,460
EUR	200,000	Deutsche Bank AG, EMTN	1.000	03/18/2019	217,482
EUR	400,000	Deutsche Bank AG, EMTN	1.250	09/08/2021	433,303
EUR	300,000	Deutsche Bank AG, EMTN	2.375	01/11/2023	341,558
EUR	200,000	Deutsche Bank AG, EMTN	1.125	03/17/2025	206,558
EUR	150,000	Deutsche Telekom International Finance BV, EMTN	2.125	01/18/2021	178,130
EUR	300,000	Deutsche Telekom International Finance BV, EMTN	4.250	07/13/2022	403,617
EUR	200,000	Deutsche Telekom International Finance BV, EMTN	0.625	04/03/2023	222,478
EUR	300,000	Deutsche Telekom International Finance BV, EMTN	1.500	04/03/2028	342,703
GBP	400,000	E.ON International Finance BV, EMTN	6.375	06/07/2032	690,838
GBP	500,000	E.ON International Finance BV, EMTN	5.875	10/30/2037	862,016
GBP	200,000	E.ON International Finance BV, EMTN	6.750	01/27/2039	377,937
EUR	200,000	innogy Finance BV, EMTN	6.625	01/31/2019	251,606
EUR	100,000	innogy Finance BV, EMTN	6.500	08/10/2021	141,952

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2016

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Germany (continued)
GBP	200,000	innogy Finance BV, EMTN	5.500%	07/06/2022	$289,726
GBP	200,000	innogy Finance BV, EMTN	6.250	06/03/2030	321,302
GBP	700,000	innogy Finance BV, EMTN	4.750	01/31/2034	986,394
GBP	200,000	innogy Finance BV, EMTN	6.125	07/06/2039	334,306
EUR	250,000	Landesbank Baden-Wuerttemberg, EMTN	0.375	01/29/2019	275,626
EUR	200,000	Landesbank Hessen-Thueringen Girozentrale, EMTN	0.375	03/10/2020	221,007
EUR	200,000	Norddeutsche Landesbank Girozentrale, EMTN	0.625	09/24/2018	221,112
EUR	200,000	Siemens Financieringsmaatschappij NV, EMTN	2.875	03/10/2028	272,422
GBP	300,000	Siemens Financieringsmaatschappij NV, EMTN	3.750	09/10/2042	452,521
EUR	250,000	Volkswagen International Finance NV, EMTN	3.250	01/21/2019	293,142
EUR	200,000	Volkswagen International Finance NV, EMTN	2.000	03/26/2021	234,459
EUR	700,000	Volkswagen Leasing GmbH, EMTN	2.375	09/06/2022	832,181
EUR	200,000	Volkswagen Leasing GmbH, EMTN	2.625	01/15/2024	241,213
EUR	200,000	Vonovia Finance BV, EMTN	1.625	12/15/2020	231,108
EUR	200,000	Vonovia Finance BV, EMTN	2.250	12/15/2023	241,905

					13,729,780

		Hong Kong—0.4%
EUR	200,000	CK Hutchison Finance 16 Ltd., Series A	1.250	04/06/2023	224,358
EUR	300,000	Hutchison Whampoa Finance 14 Ltd.	1.375	10/31/2021	341,789

					566,147

		Italy—6.7%
EUR	250,000	Assicurazioni Generali SpA, EMTN	2.875	01/14/2020	297,184
EUR	150,000	Assicurazioni Generali SpA, EMTN	5.125	09/16/2024	216,287
EUR	300,000	Assicurazioni Generali SpA, EMTN	4.125	05/04/2026	355,717
GBP	300,000	Atlantia SpA, EMTN	6.250	06/09/2022	449,373
EUR	200,000	Atlantia SpA, EMTN	5.875	06/09/2024	304,806
EUR	500,000	Enel Finance International NV	1.375	06/01/2026	562,176
EUR	250,000	Enel Finance International NV, EMTN	5.000	09/14/2022	348,533
GBP	400,000	Enel Finance International NV, EMTN	5.625	08/14/2024	599,355
EUR	300,000	Enel Finance International NV, EMTN	1.966	01/27/2025	357,773
GBP	150,000	Enel Finance International NV, EMTN	5.750	09/14/2040	244,304
EUR	200,000	Enel SpA	4.875	02/20/2018	233,040
GBP	600,000	Enel SpA, EMTN	5.750	06/22/2037	969,289
EUR	200,000	Eni SpA	4.125	09/16/2019	244,376
EUR	150,000	Eni SpA, EMTN	4.000	06/29/2020	187,148
EUR	300,000	Eni SpA, EMTN	3.250	07/10/2023	385,454
EUR	300,000	Eni SpA, EMTN	3.750	09/12/2025	409,115
EUR	250,000	Eni SpA, EMTN	1.500	02/02/2026	286,184
EUR	200,000	Eni SpA, EMTN	3.625	01/29/2029	275,614
EUR	300,000	Intesa Sanpaolo SpA, EMTN	3.000	01/28/2019	347,835
EUR	400,000	Intesa Sanpaolo SpA, EMTN	4.375	10/15/2019	487,125
EUR	300,000	Intesa Sanpaolo SpA, EMTN	2.000	06/18/2021	346,188
EUR	200,000	Intesa Sanpaolo SpA, EMTN	1.125	03/04/2022	220,750
EUR	250,000	Intesa Sanpaolo SpA, EMTN	4.000	10/30/2023	322,856
EUR	200,000	Intesa Sanpaolo SpA, GMTN	4.000	11/08/2018	235,669
EUR	200,000	Snam SpA, EMTN	0.875	10/25/2026	216,414
EUR	150,000	Terna Rete Elettrica Nazionale SpA, EMTN	4.750	03/15/2021	196,853
EUR	200,000	Terna Rete Elettrica Nazionale SpA, EMTN	0.875	02/02/2022	225,279
EUR	300,000	UniCredit SpA, EMTN	3.375	01/11/2018	341,471
EUR	550,000	UniCredit SpA, EMTN	3.625	01/24/2019	643,300
EUR	200,000	UniCredit SpA, EMTN	2.000	03/04/2023	224,652
EUR	150,000	Unione di Banche Italiane SCpA, EMTN	2.875	02/18/2019	174,412

					10,708,532

		Japan—0.6%
JPY	100,000,000	Panasonic Corp., Series 12	0.387	03/19/2020	959,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2016

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Netherlands—6.4%
EUR	300,000	ABN AMRO Bank NV, EMTN	6.375%	04/27/2021	$406,825
EUR	200,000	ABN AMRO Bank NV, EMTN	7.125	07/06/2022	284,774
EUR	300,000	ABN AMRO Bank NV, EMTN	2.500	11/29/2023	374,953
EUR	250,000	ABN AMRO Bank NV, EMTN	1.000	04/16/2025	281,078
EUR	200,000	ASML Holding NV	1.375	07/07/2026	224,429
EUR	600,000	Cooperatieve Rabobank UA	3.875	07/25/2023	764,419
EUR	500,000	Cooperatieve Rabobank UA, EMTN	4.125	01/12/2021	639,237
EUR	400,000	Cooperatieve Rabobank UA, EMTN	4.125	09/14/2022	510,082
GBP	800,000	Cooperatieve Rabobank UA, EMTN	5.250	09/14/2027	1,112,226
GBP	200,000	Cooperatieve Rabobank UA, EMTN	4.625	05/23/2029	262,954
EUR	600,000	Cooperatieve Rabobank UA, GMTN	3.750	11/09/2020	745,737
EUR	300,000	Cooperatieve Rabobank UA, GMTN	4.000	01/11/2022	391,689
EUR	1,000,000	Cooperatieve Rabobank UA, GMTN	1.375	02/03/2027	1,144,233
EUR	250,000	Heineken NV, EMTN	2.125	08/04/2020	294,414
EUR	450,000	ING Bank NV, EMTN	4.500	02/21/2022	601,143
GBP	300,000	Koninklijke KPN NV, GMTN	5.750	09/17/2029	466,212
EUR	400,000	Shell International Finance BV, EMTN	1.000	04/06/2022	455,904
EUR	200,000	Shell International Finance BV, EMTN	1.875	09/15/2025	242,168
EUR	350,000	Shell International Finance BV, EMTN	1.625	01/20/2027	415,503
EUR	550,000	Shell International Finance BV, EMTN	0.750	08/15/2028	583,780

					10,201,760

		Norway—1.5%
EUR	250,000	DNB Bank ASA, EMTN	4.375	02/24/2021	322,580
EUR	250,000	DNB Bank ASA, EMTN	4.250	01/18/2022	329,171
EUR	250,000	Statoil ASA, EMTN	5.625	03/11/2021	339,968
EUR	250,000	Statoil ASA, EMTN	1.250	02/17/2027	284,822
GBP	400,000	Statoil ASA, EMTN	6.875	03/11/2031	735,291
EUR	300,000	Statoil ASA, EMTN	1.625	02/17/2035	345,953
SEK	1,000,000	Telenor ASA, EMTN	2.375	03/19/2019	116,905

					2,474,690

		Spain—4.9%
EUR	200,000	Abertis Infraestructuras SA	1.375	05/20/2026	226,788
EUR	300,000	BBVA Senior Finance SAU, GMTN	2.375	01/22/2019	345,607
EUR	200,000	CaixaBank SA, MTN	3.125	05/14/2018	229,616
EUR	150,000	Iberdrola Finanzas SA, EMTN	4.125	03/23/2020	186,793
GBP	350,000	Iberdrola Finanzas SA, EMTN	7.375	01/29/2024	577,560
EUR	200,000	Iberdrola International BV, EMTN	3.500	02/01/2021	249,465
EUR	200,000	Iberdrola International BV, EMTN	1.125	04/21/2026	224,633
EUR	200,000	Mapfre SA	1.625	05/19/2026	226,768
EUR	100,000	Repsol International Finance BV, EMTN	4.875	02/19/2019	121,642
EUR	300,000	Repsol International Finance BV, EMTN	2.625	05/28/2020	356,308
EUR	200,000	Repsol International Finance BV, EMTN	3.625	10/07/2021	252,216
EUR	300,000	Santander Consumer Finance SA, EMTN	0.900	02/18/2020	334,502
EUR	500,000	Santander Consumer Finance SA, EMTN	1.500	11/12/2020	570,265
EUR	200,000	Santander International Debt SAU, EMTN	4.000	01/24/2020	245,555
EUR	300,000	Santander International Debt SAU, EMTN	1.375	03/03/2021	342,457
EUR	200,000	Santander International Debt SAU, EMTN	1.375	12/14/2022	229,284
EUR	200,000	Santander Issuances SAU, EMTN	2.500	03/18/2025	216,737
EUR	200,000	Santander Issuances SAU, Series DIP, EMTN	3.250	04/04/2026	225,693
EUR	350,000	Telefonica Emisiones SAU, EMTN	4.693	11/11/2019	435,450
EUR	200,000	Telefonica Emisiones SAU, EMTN	4.710	01/20/2020	250,324
EUR	400,000	Telefonica Emisiones SAU, EMTN	1.477	09/14/2021	458,685
EUR	200,000	Telefonica Emisiones SAU, EMTN	0.750	04/13/2022	220,106
EUR	100,000	Telefonica Emisiones SAU, EMTN	2.242	05/27/2022	119,044
GBP	300,000	Telefonica Emisiones SAU, EMTN	5.289	12/09/2022	432,190
GBP	300,000	Telefonica Emisiones SAU, EMTN	5.375	02/02/2026	445,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2016

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Spain (continued)
EUR	200,000	Telefonica Emisiones SAU, EMTN	1.460%	04/13/2026	$221,599
EUR	100,000	Telefonica Emisiones SAU, GMTN	3.987	01/23/2023	131,059

					7,876,248

		Sweden—2.4%
EUR	350,000	Nordea Bank AB, EMTN	4.500	03/26/2020	434,594
EUR	300,000	Nordea Bank AB, EMTN	2.000	02/17/2021	354,403
EUR	200,000	Nordea Bank AB, EMTN	3.250	07/05/2022	255,126
EUR	200,000	Nordea Bank AB, EMTN	1.125	02/12/2025	228,643
SEK	1,000,000	SBAB Bank AB, EMTN	3.000	10/11/2018	117,431
EUR	200,000	Skandinaviska Enskilda Banken AB, EMTN	2.000	02/19/2021	235,992
EUR	200,000	Skandinaviska Enskilda Banken AB, GMTN	0.750	08/24/2021	224,634
EUR	400,000	Svenska Handelsbanken AB, EMTN	4.375	10/20/2021	528,751
EUR	200,000	Svenska Handelsbanken AB, EMTN	2.625	08/23/2022	248,523
SEK	2,000,000	Telia Co. AB, EMTN	3.625	11/08/2023	253,451
EUR	150,000	Vattenfall AB, EMTN	6.250	03/17/2021	207,542
GBP	400,000	Vattenfall AB, EMTN	6.875	04/15/2039	775,735

					3,864,825

		Switzerland—4.1%
EUR	300,000	Credit Suisse AG/London, EMTN	4.750	08/05/2019	370,533
EUR	550,000	Credit Suisse AG/London, EMTN	1.375	11/29/2019	625,258
EUR	300,000	Credit Suisse AG/London, EMTN	1.125	09/15/2020	339,224
EUR	550,000	Credit Suisse AG/London, EMTN	1.375	01/31/2022	629,856
EUR	400,000	Credit Suisse AG/London, EMTN	1.000	06/07/2023	445,837
EUR	250,000	Credit Suisse AG/London, EMTN	1.500	04/10/2026	283,399
GBP	400,000	Credit Suisse Group Funding Guernsey Ltd.	3.000	05/27/2022	496,918
EUR	200,000	Credit Suisse Group Funding Guernsey Ltd., EMTN	1.250	04/14/2022	219,304
CHF	450,000	Credit Suisse Group Funding Guernsey Ltd., EMTN	1.000	04/14/2023	456,135
GBP	250,000	Glencore Finance Europe SA, EMTN	6.500	02/27/2019	336,592
EUR	200,000	Holcim Finance Luxembourg SA, EMTN	1.375	05/26/2023	228,620
EUR	200,000	Holcim Finance Luxembourg SA, EMTN	2.250	05/26/2028	238,028
EUR	250,000	Novartis Finance SA	0.125	09/20/2023	271,041
EUR	200,000	Roche Finance Europe BV, EMTN	0.875	02/25/2025	227,051
CHF	600,000	Swisscom AG	3.250	09/14/2018	647,682
EUR	150,000	UBS AG/London, EMTN	1.125	06/30/2020	170,267
EUR	100,000	UBS AG/London, EMTN	1.250	09/03/2021	114,925
EUR	400,000	UBS Group Funding Jersey Ltd.	1.750	11/16/2022	462,545

					6,563,215

		United Kingdom—23.8%
GBP	200,000	ABP Finance PLC, EMTN	6.250	12/14/2026	315,661
EUR	900,000	Barclays, EMTN	6.000	01/14/2021	1,143,997
EUR	313,000	Barclays, EMTN	1.875	03/23/2021	352,845
GBP	700,000	Barclays, EMTN	3.250	02/12/2027	816,770
GBP	600,000	Barclays Bank PLC, EMTN	10.000	05/21/2021	925,993
GBP	250,000	BAT International Finance PLC, EMTN	7.250	03/12/2024	410,663
GBP	300,000	BAT International Finance PLC, EMTN	4.000	09/04/2026	418,045
GBP	250,000	BAT International Finance PLC, EMTN	6.000	11/24/2034	435,512
GBP	300,000	BAT International Finance PLC, EMTN	2.250	09/09/2052	305,029
GBP	300,000	BG Energy Capital PLC, EMTN	5.125	12/01/2025	457,332
GBP	300,000	BG Energy Capital PLC, EMTN	5.000	11/04/2036	491,397
EUR	100,000	BP Capital Markets PLC, EMTN	2.177	09/28/2021	119,624
EUR	300,000	BP Capital Markets PLC, EMTN	1.373	03/03/2022	345,527
EUR	200,000	BP Capital Markets PLC, EMTN	1.526	09/26/2022	232,564
EUR	250,000	BP Capital Markets PLC, EMTN	2.972	02/27/2026	323,419
EUR	300,000	BP Capital Markets PLC, EMTN	1.573	02/16/2027	344,315
GBP	250,000	British Telecommunications PLC	5.750	12/07/2028	410,643
EUR	500,000	British Telecommunications PLC, EMTN	0.625	03/10/2021	552,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2016

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		United Kingdom (continued)
EUR	200,000	British Telecommunications PLC, EMTN	1.125%	03/10/2023	$224,891
EUR	150,000	British Telecommunications PLC, EMTN	1.750	03/10/2026	173,552
GBP	150,000	British Telecommunications PLC, EMTN	6.375	06/23/2037	283,377
GBP	250,000	BUPA Finance PLC	5.000	04/25/2023	325,374
GBP	200,000	Centrica PLC, EMTN	4.375	03/13/2029	291,053
GBP	300,000	Centrica PLC, EMTN	7.000	09/19/2033	570,958
GBP	300,000	Centrica PLC, EMTN	4.250	09/12/2044	445,246
GBP	250,000	Friends Life Holdings PLC	8.250	04/21/2022	380,561
EUR	200,000	GlaxoSmithKline Capital PLC, EMTN	1.375	12/02/2024	232,850
GBP	200,000	GlaxoSmithKline Capital PLC, EMTN	3.375	12/20/2027	275,191
GBP	400,000	GlaxoSmithKline Capital PLC, EMTN	5.250	12/19/2033	685,899
GBP	300,000	GlaxoSmithKline Capital PLC, EMTN	6.375	03/09/2039	596,267
GBP	600,000	GlaxoSmithKline Capital PLC, EMTN	5.250	04/10/2042	1,085,256
GBP	250,000	GlaxoSmithKline Capital PLC, EMTN	4.250	12/18/2045	402,979
GBP	300,000	Heathrow Funding Ltd., EMTN	7.125	02/14/2024	476,210
GBP	500,000	Heathrow Funding Ltd., EMTN	6.750	12/03/2026	846,227
GBP	200,000	Heathrow Funding Ltd., EMTN(b)	6.450	12/10/2031	358,815
GBP	600,000	HSBC Bank PLC, EMTN	5.375	08/22/2033	844,679
EUR	700,000	HSBC Holdings PLC	0.875	09/06/2024	759,833
GBP	1,000,000	HSBC Holdings PLC	2.625	08/16/2028	1,159,553
GBP	300,000	HSBC Holdings PLC	6.750	09/11/2028	445,862
EUR	250,000	HSBC Holdings PLC, EMTN	6.000	06/10/2019	315,315
EUR	600,000	HSBC Holdings PLC, EMTN	3.000	06/30/2025	703,988
EUR	300,000	HSBC Holdings PLC, EMTN	3.125	06/07/2028	352,558
GBP	200,000	HSBC Holdings PLC, EMTN	7.000	04/07/2038	325,637
GBP	200,000	HSBC Holdings PLC, EMTN	6.000	03/29/2040	291,300
GBP	200,000	Imperial Brands Finance PLC, EMTN	8.125	03/15/2024	339,902
GBP	250,000	Imperial Brands Finance PLC, EMTN	5.500	09/28/2026	382,787
GBP	300,000	Lloyds Bank PLC, EMTN	7.500	04/15/2024	500,913
EUR	600,000	Lloyds Bank PLC, EMTN	1.250	01/13/2025	688,694
GBP	1,000,000	Lloyds Bank PLC, EMTN	7.625	04/22/2025	1,564,434
GBP	100,000	Lloyds Bank PLC, EMTN	6.500	09/17/2040	190,648
GBP	250,000	Motability Operations Group PLC, EMTN	3.625	03/10/2036	356,470
GBP	600,000	National Grid Gas Finance PLC, EMTN	2.125	09/22/2028	718,800
GBP	400,000	National Grid Gas Finance PLC, EMTN	2.750	09/22/2046	469,458
EUR	400,000	Nationwide Building Society, EMTN	1.125	06/03/2022	450,594
EUR	300,000	Nationwide Building Society, EMTN	1.250	03/03/2025	337,265
GBP	300,000	Nationwide Building Society, EMTN	3.000	05/06/2026	381,834
GBP	200,000	Nationwide Building Society, EMTN	3.250	01/20/2028	256,123
GBP	250,000	Rio Tinto Finance PLC, EMTN	4.000	12/11/2029	351,823
EUR	250,000	Royal Bank of Scotland PLC (The), EMTN	5.375	09/30/2019	312,679
EUR	300,000	Royal Bank of Scotland PLC (The), EMTN	5.500	03/23/2020	383,349
GBP	250,000	Santander UK Group Holdings PLC, EMTN	3.625	01/14/2026	310,898
EUR	250,000	Santander UK PLC, EMTN	2.000	01/14/2019	285,287
GBP	200,000	Scottish Widows Ltd.	5.500	06/16/2023	258,449
GBP	400,000	Scottish Widows Ltd.	7.000	06/16/2043	544,341
GBP	300,000	Severn Trent Utilities Finance PLC, EMTN	3.625	01/16/2026	411,516
EUR	500,000	Sky PLC, EMTN	1.500	09/15/2021	570,678
GBP	200,000	Society of Lloyd’s	4.750	10/30/2024	261,109
GBP	200,000	SSE PLC, EMTN	8.375	11/20/2028	392,914
GBP	200,000	Standard Chartered Bank, EMTN	7.750	04/03/2018	265,147
EUR	200,000	Standard Chartered PLC, EMTN	1.625	11/20/2018	225,784
EUR	200,000	Standard Chartered PLC, EMTN	1.625	06/13/2021	230,010
GBP	500,000	Standard Chartered PLC, EMTN	5.125	06/06/2034	580,835
GBP	300,000	Standard Chartered PLC, EMTN	4.375	01/18/2038	401,635
GBP	200,000	Thames Water Utilities Cayman Finance Ltd., EMTN	4.000	06/19/2025	284,646
GBP	200,000	Thames Water Utilities Cayman Finance Ltd., EMTN	5.500	02/11/2041	363,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2016

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		United Kingdom (continued)
GBP	450,000	Thames Water Utilities Finance Ltd., EMTN	5.125%	09/28/2037	$767,309
GBP	300,000	THFC Funding No. 3 PLC, EMTN	5.200	10/11/2043	498,111
EUR	300,000	Vodafone Group PLC, EMTN	4.650	01/20/2022	401,532
EUR	200,000	Vodafone Group PLC, EMTN	1.750	08/25/2023	233,415
EUR	300,000	Vodafone Group PLC, EMTN	2.200	08/25/2026	357,753
EUR	400,000	Vodafone Group PLC, EMTN	1.600	07/29/2031	428,133
GBP	500,000	Vodafone Group PLC, EMTN	3.375	08/08/2049	571,927
GBP	300,000	Vodafone Group PLC, EMTN	3.000	08/12/2056	318,181
GBP	200,000	Wellcome Trust Finance PLC	4.625	07/25/2036	342,992

					38,247,252

		Total Corporate Bonds (Cost $172,967,916)			157,482,626

		Sovereign Debt Obligations—0.6%
		Japan—0.6%
JPY	30,000,000	Development Bank of Japan, Inc.	1.050	06/20/2023	305,729
JPY	60,000,000	Development Bank of Japan, Inc.	2.300	03/19/2026	690,817

		Total Sovereign Debt Obligations (Cost $1,056,901)			996,546

	Number of Shares
		Money Market Fund—0.6%
	891,729	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(c) (Cost $891,729)			891,729

		Total Investments (Cost $174,916,546)—99.3%			159,370,901
		Other assets less liabilities—0.7%			1,168,157

		Net Assets—100.0%			$160,539,058

Investment Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

DIP—Debtor-In-Possession

DPNT—Deposit Note

EUR—Euro

EMTN—Euro Medium-Term Note

GBP—British Pound

GMTN—Global Medium-Term Note

JPY—Japanese Yen

MTN—Medium-Term Note

NOK—Norwegian Krone

SEK—Swedish Krona

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2016 represented less than 1% of the Fund’s Net Assets.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Schedule of Investments

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—97.4%
	Aerospace/Defense—0.5%
$100,000	Lockheed Martin Corp.	2.500%	11/23/2020	$102,686

	Agriculture—1.1%
100,000	Altria Group, Inc.	2.625	01/14/2020	102,951
100,000	Philip Morris International, Inc.	1.125	08/21/2017	100,083
50,000	Philip Morris International, Inc.	4.500	03/26/2020	54,588

				257,622

	Auto Manufacturers—3.5%
100,000	American Honda Finance Corp., MTN	1.600	07/13/2018	100,624
100,000	Ford Motor Credit Co. LLC	8.000	12/15/2016	100,781
100,000	Ford Motor Credit Co. LLC	8.125	01/15/2020	117,860
100,000	General Motors Financial Co., Inc.	2.400	04/10/2018	100,585
100,000	General Motors Financial Co., Inc.	3.500	07/10/2019	102,959
100,000	General Motors Financial Co., Inc.	3.200	07/13/2020	101,792
150,000	Toyota Motor Credit Corp., MTN	2.750	05/17/2021	155,907

				780,508

	Banks—31.4%
200,000	American Express Bank FSB, Series BKNT	6.000	09/13/2017	208,014
100,000	Bank of America Corp.	3.875	03/22/2017	101,076
120,000	Bank of America Corp.	6.000	09/01/2017	124,548
100,000	Bank of America Corp.	6.875	11/15/2018	110,168
100,000	Bank of America Corp., MTN	6.875	04/25/2018	107,614
100,000	Bank of America Corp., MTN	2.625	10/19/2020	101,769
100,000	Bank of America Corp., MTN	5.000	05/13/2021	110,978
100,000	Bank of America Corp., Series L, MTN	2.250	04/21/2020	100,538
200,000	Bank of America NA, Series BKNT	1.250	02/14/2017	200,118
200,000	Bank of Montreal, MTN (Canada)	1.450	04/09/2018	200,309
200,000	Bank of Montreal, MTN (Canada)	1.800	07/31/2018	201,140
125,000	Bank of New York Mellon Corp. (The), MTN	2.300	09/11/2019	127,732
200,000	Bank of Nova Scotia (The) (Canada)	1.450	04/25/2018	200,274
200,000	Bank of Nova Scotia (The) (Canada)	1.700	06/11/2018	200,647
100,000	Bank of Nova Scotia (The), Series BKNT (Canada)	1.250	04/11/2017	100,072
100,000	BB&T Corp., MTN	2.625	06/29/2020	102,660
100,000	BNP Paribas SA, Series BKNT, GMTN (France)	5.000	01/15/2021	111,200
98,000	BNP Paribas SA, MTN (France)	2.450	03/17/2019	99,509
120,000	Capital One Financial Corp.	2.450	04/24/2019	122,101
120,000	Citigroup, Inc.	1.300	11/15/2016	120,001
120,000	Citigroup, Inc.	8.500	05/22/2019	139,530
61,000	Citigroup, Inc.	5.375	08/09/2020	68,084
100,000	Citigroup, Inc.	2.650	10/26/2020	101,696
100,000	Credit Suisse AG/New York NY (Switzerland)	6.000	02/15/2018	104,868
27,000	Deutsche Bank AG/London, Series 3FXD (Germany)	1.400	02/13/2017	26,913
100,000	Fifth Third Bancorp	2.875	07/27/2020	103,539
100,000	Goldman Sachs Group, Inc. (The)	2.750	09/15/2020	102,067
100,000	Goldman Sachs Group, Inc. (The)	2.875	02/25/2021	102,392
100,000	Goldman Sachs Group, Inc. (The)	2.625	04/25/2021	101,172
100,000	Goldman Sachs Group, Inc. (The)	5.250	07/27/2021	112,513
100,000	Goldman Sachs Group, Inc. (The), GMTN	5.375	03/15/2020	110,490
120,000	JPMorgan Chase & Co.	6.300	04/23/2019	133,064
100,000	JPMorgan Chase & Co.	2.250	01/23/2020	100,741
100,000	JPMorgan Chase & Co.	4.400	07/22/2020	108,120
100,000	JPMorgan Chase & Co.	4.250	10/15/2020	108,050
200,000	JPMorgan Chase & Co., MTN	1.350	02/15/2017	200,161
100,000	KeyCorp, MTN	2.900	09/15/2020	103,056
200,000	Lloyds Bank PLC (United Kingdom)	2.000	08/17/2018	201,264
100,000	Morgan Stanley	2.800	06/16/2020	102,516
100,000	Morgan Stanley	5.750	01/25/2021	113,482

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Banks (continued)
$100,000	Morgan Stanley, GMTN	4.750%	03/22/2017	$101,441
50,000	Morgan Stanley, GMTN	6.625	04/01/2018	53,403
100,000	Morgan Stanley, GMTN	5.500	01/26/2020	110,329
100,000	Morgan Stanley, GMTN	5.500	07/28/2021	113,631
200,000	Royal Bank of Canada, GMTN (Canada)	1.800	07/30/2018	201,091
100,000	Royal Bank of Canada, Series CB8 (Canada)	1.200	09/19/2017	100,079
100,000	Santander Holdings USA, Inc.	3.450	08/27/2018	102,265
200,000	Santander UK PLC (United Kingdom)	1.650	09/29/2017	200,653
100,000	State Street Corp.	4.375	03/07/2021	110,033
200,000	Sumitomo Mitsui Banking Corp., GMTN (Japan)	1.350	07/11/2017	199,963
100,000	Toronto-Dominion Bank (The), GMTN (Canada)	1.750	07/23/2018	100,535
100,000	Toronto-Dominion Bank (The), Series BKNT, GMTN (Canada)	2.125	07/02/2019	101,475
200,000	US Bancorp, MTN	1.650	05/15/2017	200,452
200,000	Wells Fargo & Co., GMTN	1.500	01/16/2018	200,010
200,000	Wells Fargo & Co., MTN	1.400	09/08/2017	200,047

				7,089,593

	Beverages—2.8%
75,000	Anheuser-Busch Cos. LLC (Belgium)	5.500	01/15/2018	78,640
100,000	Anheuser-Busch InBev Finance, Inc. (Belgium)	2.650	02/01/2021	102,332
120,000	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	7.750	01/15/2019	135,730
100,000	Coca-Cola Co. (The)	1.875	10/27/2020	101,103
100,000	Coca-Cola European Partners US LLC (United Kingdom)	3.500	09/15/2020	105,387
100,000	PepsiCo, Inc.	0.950	02/22/2017	100,046

				623,238

	Biotechnology—0.9%
100,000	Amgen, Inc.	5.700	02/01/2019	109,118
100,000	Gilead Sciences, Inc.	2.550	09/01/2020	102,543

				211,661

	Chemicals—1.4%
100,000	Dow Chemical Co. (The)	4.250	11/15/2020	107,874
100,000	E.I. du Pont de Nemours & Co.	5.750	03/15/2019	109,505
100,000	Sherwin-Williams Co. (The)	1.350	12/15/2017	100,185

				317,564

	Computers—1.4%
100,000	Apple, Inc.	2.100	05/06/2019	101,984
100,000	International Business Machines Corp.	1.250	02/06/2017	100,133
100,000	NetApp, Inc.	3.375	06/15/2021	104,421

				306,538

	Cosmetics/Personal Care—0.5%
100,000	Procter & Gamble Co. (The)	1.900	11/01/2019	101,699

	Diversified Financial Services—4.1%
120,000	Air Lease Corp.	5.625	04/01/2017	122,543
100,000	American Express Co.	8.125	05/20/2019	115,694
100,000	American Express Credit Corp., MTN	1.125	06/05/2017	100,065
100,000	BlackRock, Inc.	6.250	09/15/2017	104,503
100,000	International Lease Finance Corp.	4.625	04/15/2021	104,625
60,000	Jefferies Group LLC	8.500	07/15/2019	68,770
200,000	Synchrony Financial	3.000	08/15/2019	204,517
100,000	Synchrony Financial	2.700	02/03/2020	101,167

				921,884

	Electric—2.0%
120,000	Entergy Texas, Inc.	7.125	02/01/2019	134,053
100,000	Exelon Generation Co. LLC	5.200	10/01/2019	109,444

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electric (continued)
$100,000	Southern Co. (The)	2.750%	06/15/2020	$102,779
100,000	Xcel Energy, Inc.	4.700	05/15/2020	108,668

				454,944

	Electrical Components & Equipment—0.5%
100,000	Emerson Electric Co.	4.875	10/15/2019	109,790

	Environmental Control—0.5%
100,000	Republic Services, Inc.	3.800	05/15/2018	103,616

	Food—2.0%
100,000	General Mills, Inc.	2.200	10/21/2019	101,766
100,000	Kraft Heinz Foods Co.	6.125	08/23/2018	108,077
100,000	Kroger Co. (The)	3.300	01/15/2021	104,946
120,000	Mondelez International, Inc.	6.125	02/01/2018	127,467

				442,256

	Gas—0.4%
100,000	Sempra Energy	2.300	04/01/2017	100,480

	Healthcare-Products—1.8%
100,000	Abbott Laboratories	2.000	03/15/2020	100,888
99,000	Danaher Corp.	2.400	09/15/2020	101,235
100,000	Life Technologies Corp.	6.000	03/01/2020	111,500
100,000	Stryker Corp.	1.300	04/01/2018	100,044

				413,667

	Healthcare-Services—1.8%
100,000	Aetna, Inc.	1.700	06/07/2018	100,342
50,000	Anthem, Inc.	1.875	01/15/2018	50,194
100,000	HCA, Inc.	3.750	03/15/2019	102,500
100,000	Laboratory Corp. of America Holdings	2.200	08/23/2017	100,684
50,000	UnitedHealth Group, Inc.	2.700	07/15/2020	51,494

				405,214

	Household Products/Wares—0.5%
100,000	Kimberly-Clark Corp.	7.500	11/01/2018	112,217

	Insurance—1.9%
100,000	American International Group, Inc.	6.400	12/15/2020	116,541
100,000	Berkshire Hathaway, Inc.	1.900	01/31/2017	100,184
100,000	Chubb INA Holdings, Inc.	5.700	02/15/2017	101,275
100,000	Prudential Financial, Inc., MTN	4.500	11/15/2020	109,448

				427,448

	Internet—0.9%
100,000	eBay, Inc.	2.200	08/01/2019	101,043
100,000	eBay, Inc.	3.250	10/15/2020	103,679

				204,722

	Machinery-Construction & Mining—0.4%
100,000	Caterpillar Financial Services Corp., MTN	2.000	03/05/2020	100,867

	Machinery-Diversified—0.9%
100,000	Deere & Co.	4.375	10/16/2019	108,301
100,000	John Deere Capital Corp., MTN	1.125	06/12/2017	100,015

				208,316

	Media—4.5%
100,000	CBS Corp.	5.750	04/15/2020	112,154
50,000	Comcast Cable Communications LLC	8.875	05/01/2017	51,910
100,000	Comcast Corp.	5.700	07/01/2019	111,070
100,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.	5.875	10/01/2019	110,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Media (continued)
$100,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.	5.000%	03/01/2021	$110,034
100,000	NBCUniversal Media LLC	5.150	04/30/2020	111,417
100,000	Scripps Networks Interactive, Inc.	2.800	06/15/2020	102,093
150,000	Thomson Reuters Corp.	1.300	02/23/2017	150,070
50,000	Time Warner Cable LLC	8.250	04/01/2019	57,196
100,000	Viacom, Inc.	6.125	10/05/2017	104,024

				1,020,798

	Metal Fabricate/Hardware—0.7%
150,000	Precision Castparts Corp.	1.250	01/15/2018	150,104

	Mining—0.9%
100,000	Freeport-McMoRan, Inc.	2.375	03/15/2018	99,250
100,000	Newmont Mining Corp.	5.125	10/01/2019	109,193

				208,443

	Miscellaneous Manufacturing—2.4%
100,000	3M Co., GMTN	2.000	08/07/2020	102,225
100,000	General Electric Co., GMTN	6.000	08/07/2019	112,329
100,000	General Electric Co., GMTN	5.500	01/08/2020	111,797
100,000	General Electric Co., GMTN	4.625	01/07/2021	111,523
100,000	Illinois Tool Works, Inc.	0.900	02/25/2017	99,956

				537,830

	Oil & Gas—6.0%
100,000	BP Capital Markets PLC (United Kingdom)	4.742	03/11/2021	111,402
100,000	Canadian Natural Resources Ltd. (Canada)	1.750	01/15/2018	99,927
100,000	Chevron Corp.	1.718	06/24/2018	100,707
47,000	Chevron Corp.	2.427	06/24/2020	48,194
50,000	ConocoPhillips	5.750	02/01/2019	54,145
100,000	EOG Resources, Inc.	2.450	04/01/2020	101,910
150,000	Exxon Mobil Corp.	1.819	03/15/2019	151,723
100,000	Marathon Oil Corp.	2.700	06/01/2020	98,695
100,000	Marathon Petroleum Corp.	5.125	03/01/2021	110,892
100,000	Petro-Canada (Canada)	6.050	05/15/2018	106,615
100,000	Shell International Finance BV (Netherlands)	0.900	11/15/2016	100,002
100,000	Shell International Finance BV (Netherlands)	1.875	05/10/2021	99,472
50,000	Total Capital International SA (France)	1.500	02/17/2017	50,074
100,000	Total Capital SA (France)	4.125	01/28/2021	109,174

				1,342,932

	Oil & Gas Services—0.9%
100,000	Baker Hughes, Inc.	7.500	11/15/2018	111,466
100,000	Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas, Inc.	6.500	11/15/2020	102,625

				214,091

	Pharmaceuticals—4.6%
100,000	AbbVie, Inc.	1.800	05/14/2018	100,352
100,000	AbbVie, Inc.	2.500	05/14/2020	101,341
100,000	AbbVie, Inc.	2.300	05/14/2021	100,115
100,000	AstraZeneca PLC (United Kingdom)	2.375	11/16/2020	101,855
100,000	Cardinal Health, Inc.	1.950	06/15/2018	100,829
100,000	Johnson & Johnson	5.150	07/15/2018	106,881
100,000	Johnson & Johnson	1.875	12/05/2019	101,991
100,000	Novartis Securities Investment Ltd. (Switzerland)	5.125	02/10/2019	108,373
100,000	Pfizer, Inc.	6.200	03/15/2019	110,777
100,000	Sanofi (France)	4.000	03/29/2021	109,282

				1,041,796

	Pipelines—2.0%
100,000	Enbridge Energy Partners LP	4.375	10/15/2020	106,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Pipelines (continued)
$100,000	Enterprise Products Operating LLC	5.200%	09/01/2020	$111,514
100,000	Kinder Morgan Energy Partners LP	5.950	02/15/2018	105,169
20,000	Spectra Energy Capital LLC	8.000	10/01/2019	22,942
100,000	Williams Partners LP/Williams Partners Finance Corp.	7.250	02/01/2017	101,379

				447,790

	REITs—2.1%
100,000	American Tower Corp.	3.450	09/15/2021	104,552
50,000	Boston Properties LP	5.875	10/15/2019	55,404
100,000	Simon Property Group LP	2.150	09/15/2017	100,635
100,000	Welltower, Inc.	4.125	04/01/2019	104,855
100,000	Weyerhaeuser Co.	7.375	10/01/2019	114,262

				479,708

	Retail—3.2%
100,000	AutoZone, Inc.	4.000	11/15/2020	106,912
100,000	Costco Wholesale Corp.	1.125	12/15/2017	100,073
100,000	CVS Health Corp.	2.250	12/05/2018	101,429
100,000	Home Depot, Inc. (The)	4.400	04/01/2021	111,041
100,000	Lowe’s Cos., Inc.	3.750	04/15/2021	108,522
100,000	McDonald’s Corp., MTN	2.750	12/09/2020	103,033
100,000	Wal-Mart Stores, Inc.	5.375	04/05/2017	101,879

				732,889

	Semiconductors—0.9%
100,000	Intel Corp.	1.350	12/15/2017	100,388
100,000	Intel Corp.	2.450	07/29/2020	103,089

				203,477

	Software—1.9%
100,000	Fidelity National Information Services, Inc.	3.625	10/15/2020	105,573
100,000	Microsoft Corp.	3.000	10/01/2020	105,470
100,000	Microsoft Corp.	2.000	11/03/2020	101,485
100,000	Oracle Corp.	5.000	07/08/2019	109,346

				421,874

	Telecommunications—5.2%
100,000	AT&T, Inc.	1.600	02/15/2017	100,144
100,000	AT&T, Inc.	1.400	12/01/2017	100,051
130,000	AT&T, Inc.	5.800	02/15/2019	141,294
100,000	Cisco Systems, Inc.	1.100	03/03/2017	100,133
100,000	Cisco Systems, Inc.	4.950	02/15/2019	108,068
100,000	Cisco Systems, Inc.	4.450	01/15/2020	108,851
100,000	Cisco Systems, Inc.	2.200	02/28/2021	101,769
125,000	Rogers Communications, Inc. (Canada)	6.800	08/15/2018	136,449
100,000	Telefonica Emisiones SAU (Spain)	5.877	07/15/2019	110,239
100,000	Verizon Communications, Inc.	3.650	09/14/2018	103,793
50,000	Verizon Communications, Inc.	2.550	06/17/2019	51,223

				1,162,014

	Transportation—0.9%
100,000	Norfolk Southern Corp.	5.750	04/01/2018	106,121
100,000	United Parcel Service, Inc.	3.125	01/15/2021	106,483

				212,604

	Total Corporate Bonds (Cost $21,830,456)			21,972,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI) (continued)

October 31, 2016

Number of Shares		Value
	Money Market Fund—1.8%
410,163	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(a) (Cost $410,163)	$410,163

	Total Investments (Cost $22,240,619)—99.2%	22,383,043
	Other assets less liabilities—0.8%	170,462

	Net Assets—100.0%	$22,553,505

Investment Abbreviations:

BKNT—Bank Note

GMTN—Global Medium-Term Note

MTN—Medium-Term Note

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Schedule of Investments

PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—97.7%
	Ad Valorem Property Tax—10.3%
$1,500,000	Beaumont Texas Independent School District School Building Ser. 09 AGC	5.000%	02/15/2038	$1,515,090
150,000	Beaver County Pennsylvania Notes Ser. 09 AGM(a)	5.550	11/15/2017	157,533
2,850,000	Beaver County Pennsylvania Notes Ser. 09 AGM(a)	5.550	11/15/2017	2,993,127
2,000,000	California State Various Purpose Ser. 09	5.500	11/01/2039	2,249,080
4,380,000	California State Various Purpose Ser. 09	6.000	11/01/2039	5,002,310
12,050,000	California State Various Purpose Ser. 10	5.500	03/01/2040	13,692,053
600,000	Centinela Valley California Union High School District (Election 2010) Ser. 12B AGM	5.000	08/01/2050	716,088
20,000,000	City of Jasper Alabama Ser. 14 BAM	5.000	03/01/2044	22,841,000
3,340,000	City of New York Ser. 11A-1	5.000	08/01/2032	3,881,715
1,080,000	City of New York Sub.-Ser. 09J-1	5.000	05/15/2036	1,186,045
5,000,000	Corona-Norca California Unified School District (Election 2006) Ser. 09B AGC(a)	5.375	08/01/2018	5,395,900
500,000	Corona-Norco California Unified School District (Election 2006) Ser. 09C AGM(a)	5.500	08/01/2019	561,985
1,500,000	District of Columbia Ser. 08E BHAC	5.000	06/01/2033	1,591,770
1,000,000	El Monte California Union High School District (Election 2008) Ser. 09A AGC(a)	5.500	06/01/2019	1,116,650
4,000,000	Honolulu City & County Hawaii Ser. 15A	5.000	10/01/2039	4,745,560
2,000,000	Lackawanna County Pennsylvania Ser. 10B AGM	5.000	09/01/2035	2,230,980
1,650,000	Las Vegas Valley Nevada Water District Ser. 12B	5.000	06/01/2042	1,902,697
2,500,000	Los Angeles Unified School District (Election 2002) Ser. 07C AGM(a)	5.000	07/01/2017	2,572,125
1,610,000	Los Angeles Unified School District (Election 2008) Ser. 16A	5.000	07/01/2040	1,909,428
6,500,000	Massachusetts State Consolidated Loan (Green Bonds) Ser. 13D(a)	5.000	08/01/2021	7,665,515
4,000,000	Massachusetts State Ref. Ser. 15A	5.000	07/01/2036	4,747,320
7,150,000	Massachusetts State Ser. 16A	5.000	03/01/2041	8,330,251
5,000,000	Massachusetts State Ser. 16A	5.000	03/01/2046	5,807,200
3,500,000	New York City New York Sub.-Ser. 16A-1	5.000	08/01/2038	4,149,600
500,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/2031	531,040
9,150,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A AGM	5.000	07/01/2035	9,841,740
890,000	Reading Pennsylvania School District (State Aid Withholding) Ser. 08 AGM	5.000	03/01/2035	948,669
2,045,000	Rockwall Texas Independent School District (School Building) Ser. 16 PSF-GTD	5.000	02/15/2046	2,378,949
2,500,000	San Jacinto Unified School District (Election 2006) Ser. 07 AGM(a)	5.250	08/01/2017	2,584,825
2,500,000	Santa Ana California Unified School District (Election 2008) Ser. 08A	5.125	08/01/2033	2,678,050
2,000,000	State Center California Community College District (Election 2002) Ser. 07A AGM(a)	5.000	08/01/2017	2,065,360
3,280,000	Texas State Ref. (Transportation Commission) Ser. 14A	5.000	10/01/2044	3,852,721
2,500,000	Victor Valley California Union High School District (Election 2008) Ser. 09A AGC(a)	5.000	08/01/2019	2,776,075
1,340,000	Washington State Motor Vehicle Tax (Senior 520 Corridor Program Toll) Ser. 11C	5.000	06/01/2041	1,541,415
2,535,000	Yosemite California Community College District (Election 2004) Ser. 08C AGM(a)	5.000	08/01/2018	2,718,788
3,000,000	Ysleta Texas Independent School District (School Building) Ser. 16 PSF-GTD	5.000	08/15/2045	3,536,520

				142,415,174

	Auto Parking Revenue—0.5%
2,000,000	Miami Beach Florida Parking Rev. Ser. 15	5.000	09/01/2045	2,293,260
2,000,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/2035	2,210,720
2,500,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/2039	2,763,400

				7,267,380

	College Revenue—7.0%
5,000,000	Build New York City Resource Corp. Rev. Ref. (New York Law School Project) Ser. 16	5.000	07/01/2041	5,692,850
3,000,000	California State Educational Facilities Auth. Rev. Ref. (Pepperdine University) Ser. 16	5.000	10/01/2049	3,572,370
4,445,000	California State University Rev. Systemwide Ser. 08A AGM(a)	5.000	05/01/2018	4,724,546
65,000	California State University Rev. Systemwide Ser. 08A AGM	5.000	11/01/2039	68,929
2,435,000	District of Columbia Rev. (Catholic University of America) Ser. 07 NATL(a)	5.000	04/01/2017	2,478,513
565,000	District of Columbia Rev. (Catholic University of America) Ser. 07 NATL	5.000	10/01/2029	573,351
1,105,000	Georgia State Higher Education Facilities Auth. Rev. (USG Real Estate III) Ser. 10A AGC(a)	5.000	06/15/2020	1,255,357
3,140,000	Georgia State Higher Education Facilities Auth. Rev. (USG Real Estate III) Ser. 10A AGC	5.000	06/15/2038	3,493,093
1,000,000	Lafayette Louisiana Public Trust Financing Auth. Rev. Ragin’ Cajun Facilities (Housing & Parking Project) Ser. 10 AGM	5.500	10/01/2041	1,131,910
2,000,000	Louisiana State Local Government Environmental Facilities & Community Development Auth. (LCTCS ACT 360 Project) Ser. 14	5.000	10/01/2039	2,311,980
875,000	Massachusetts State Development Finance Agency Rev. (Boston University) Ser. 13X	5.000	10/01/2048	1,007,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	College Revenue (continued)
$1,250,000	Massachusetts State Development Finance Agency Rev. (Massachusetts Institute of Technology) Ser. 09O(a)	6.000%	07/01/2018	$1,355,312
1,250,000	New Hope Cultural Education Facilities Finance Corp. Texas Student Housing Rev. (A&M University Project) Ser. 14A AGM	5.000	04/01/2046	1,382,688
2,000,000	New York State Dormitory Auth. Rev. Non State Supported Debt (Columbia University) Ser. 16A-2	5.000	10/01/2046	2,806,060
500,000	New York State Dormitory Auth. Rev. Non State Supported Debt (Columbia University) Ser. 16A-2	5.000	10/01/2046	602,430
3,060,000	New York State Dormitory Auth. Rev. Non State Supported Debt (Cornell University) Ser. 10A	5.000	07/01/2035	3,469,367
250,000	New York State Dormitory Auth. Rev. Non State Supported Debt (Fordham University) Ser. 08B AGC(a)	5.000	07/01/2018	267,195
1,200,000	New York State Dormitory Auth. Rev. Non State Supported Debt (New York University) Ser. 12A	5.000	07/01/2037	1,401,732
3,000,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (Icahn School of Medicine at Mount Sinai) Ser. 15A	5.000	07/01/2035	3,463,470
3,235,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (Icahn School of Medicine at Mount Sinai) Ser. 15A	5.000	07/01/2040	3,716,109
3,500,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (New School) Ser. 15A	5.000	07/01/2045	4,030,600
2,350,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (New York University) Ser. 15A	5.000	07/01/2035	2,799,109
6,325,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (State University of New York Dormitory Facilities) Ser. 15B	5.000	07/01/2045	7,442,248
750,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. Ser. 16A	5.000	07/01/2041	883,995
3,000,000	North Carolina State Capital Facilities Financing Agency Rev. Ref. (Duke University) Ser. 15	5.000	10/01/2055	3,522,690
6,100,000	Ohio State University Ser.14A	5.000	12/01/2039	7,165,853
2,710,000	Pennsylvania State University Ser. 10	5.000	03/01/2040	3,018,317
5,000,000	Public Finance Auth. Wisconsin Lease Development Rev. (Central District Development Project) Ser. 16	5.000	03/01/2041	5,777,750
500,000	University of California Rev. Ref. Ser. 16AR	5.000	05/15/2046	595,670
7,515,000	University of Oregon General Rev. Ser. 15A	5.000	04/01/2045	8,876,643
7,370,000	University of Vermont & State Agricultural College Ser. 09	5.125	10/01/2039	8,071,403

				96,959,172

	Electric Power Revenue—4.5%
2,000,000	American Municipal Power Ohio Inc. Rev. (Greenup Hydroelectric Project) Ser. 16A	5.000	02/15/2041	2,322,100
2,000,000	American Municipal Power Ohio Inc. Rev. (Greenup Hydroelectric Project) Ser. 16A	5.000	02/15/2046	2,309,820
3,500,000	Grand River Oklahoma Dam Auth. Rev. Ser. 14A	5.000	06/01/2039	4,048,590
1,150,000	Guam Power Auth. Rev. Ser. 10A AGM	5.000	10/01/2037	1,286,114
9,835,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/2030	11,449,612
2,500,000	Imperial California Irrigation District Electric Rev. Ser. 16B-1	5.000	11/01/2046	2,998,550
200,000	Kentucky State Municipal Power Agency Power System Rev. (Prairie State Project) Ser. 07A NATL(a)	5.000	09/01/2017	207,060
700,000	Kentucky State Municipal Power Agency Power System Rev. (Prairie State Project) Ser. 07A NATL(a)	5.000	09/01/2017	724,710
2,500,000	Long Island Power Auth. New York Auth. Ref. Ser. 14A	5.000	09/01/2039	2,886,250
4,200,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 11A AGM	5.000	05/01/2036	4,766,160
2,500,000	Los Angeles California Department of Water & Power Rev. Ref. Ser. 15A	5.000	07/01/2035	2,961,050
1,900,000	Lower Colorado River Texas Auth. Rev. Ref. Ser. 12A	5.000	05/15/2039	2,150,553
1,000,000	Lower Colorado River Texas Auth. Rev. Ref. Ser. 13	5.000	05/15/2039	1,142,810
500,000	Lower Colorado River Texas Auth. Transmission Contract Ref. Ser. 15	5.000	05/15/2040	572,400
2,050,000	Municipal Energy Agency of Nebraska Ref. Ser. 09A BHAC(a)	5.375	04/01/2019	2,264,635
1,000,000	Snohomish County Washington Public Utility District No. 1 Electric Rev. System Ser. 15	5.000	12/01/2040	1,175,350
3,000,000	Springfield Illinois Electric Rev. Ref. (Senior Lien) Ser. 15 AGM	5.000	03/01/2040	3,427,500
3,240,000	Turlock California Irrigation District Ref. Ser. 10A(a)	5.000	01/01/2020	3,640,237
10,000,000	Utility Debt Securitization Auth. New York Restructuring Bonds Ref. Ser. 15	5.000	12/15/2033	12,145,900

				62,479,401

	Fuel Sales Tax Revenue—0.7%
3,250,000	Connecticut State Special Tax Obligation Rev. (Transportation Infrastructure) Ser. 14A	5.000	09/01/2034	3,827,200
2,000,000	Kansas State Department of Transportation Highway Rev. Ser. 15	5.000	09/01/2035	2,416,940
3,000,000	Massachusetts State Transportation Fund Rev. (Rail Enhancement Program) Ser. 15A	5.000	06/01/2045	3,548,100

				9,792,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	General Fund—1.4%
$500,000	California State Ref. Ser. 07 NATL	4.250%	08/01/2033	$503,750
4,000,000	California State Ref. Ser. 16	5.000	09/01/2036	4,793,560
7,975,000	California State Various Purpose Ser. 09	6.500	04/01/2033	9,011,511
5,000,000	California State Various Purpose Ser. 09	6.000	04/01/2038	5,580,150

				19,888,971

	Health, Hospital, Nursing Home Revenue—10.3%
2,500,000	Birmingham Alabama Special Care Facilities Financing Auth. Health Care Facilities Rev. (Children’s Hospital) Ser. 09 AGC(a)	6.000	06/01/2019	2,818,650
650,000	Birmingham Alabama Special Care Facilities Financing Auth. Health Care Facilities Rev. (Children’s Hospital) Ser. 09 AGC(a)	6.000	06/01/2019	732,849
500,000	California State Health Facilities Financing Auth. Rev. (Children’s Hospital Los Angeles) Ser. 10A AGM	5.250	07/01/2038	550,825
1,000,000	California State Health Facilities Financing Auth. Rev. Ref. (Cedars Sinai Medical Center) Ser. 16B	5.000	08/15/2035	1,192,470
2,615,000	California State Health Facilities Financing Auth. Rev. Ref. (Sutter Health) Ser. 11D	5.000	08/15/2035	3,005,001
730,000	California Statewide Communities Development Auth. Rev. (Adventist Remarketed 05/23/08) Ser. 07B AGC(a)	5.000	05/23/2018	774,574
1,000,000	California Statewide Communities Development Auth. Rev. (Catholic Healthcare West) Ser. 07K AGC	5.500	07/01/2041	1,026,140
20,355,000	California Statewide Communities Development Auth. Rev. (St. Joseph Health System-Remarketed) Insured Ser. 07C FGIC(a)	5.750	07/01/2018	22,021,260
905,000	California Statewide Communities Development Auth. Rev. Ref. (John Muir Health) Ser. 16A	4.000	08/15/2046	941,046
5,000,000	Christian County Kentucky Hospital Rev. (Hospital-Jennie Stuart Medical Center) Ser. 06 AGC	5.500	02/01/2036	5,228,750
2,500,000	Cobb County Georgia Kennestone Hospital Auth. Rev. Certificates Sub.-Ser. 05B AMBAC	5.500	04/01/2037	2,802,050
1,570,000	District of Columbia Hospital Rev. (Children’s Hospital Obligation Group) Ser. 08 AGC(a)	5.250	07/15/2018	1,686,243
3,000,000	Gwinnett County Georgia Hospital Auth. RAC (Gwinnett Hospital System) Ser. 07D AGM	5.500	07/01/2041	3,274,530
2,000,000	Halifax Hospital Medical Center (Florida Hospital) Rev. Ser. 06B-1 AGM(a)	5.500	06/01/2018	2,144,180
4,400,000	Hamilton County Ohio Health Care Facilities Rev. (Christ Hospital Project) Ser. 12 AGM	5.000	06/01/2042	5,005,484
1,250,000	Hamilton County Ohio Health Care Rev. Ref. & Improvement (Life Enriching Communities Project) Ser. 16	5.000	01/01/2046	1,360,587
3,800,000	Harris County Health Facilities Development Corp. Thermal Utility Rev. (TECO Project) Ser. 08 AGC	5.125	11/15/2037	4,086,140
2,000,000	Hawaii State Department of Budget and Finance Special Purpose Rev. Ref. (Queens Health Systems) Ser. 15A	5.000	07/01/2035	2,361,740
1,000,000	Illinois Finance Auth. Rev. (Carle Foundation) Ser. 11A AGM	6.000	08/15/2041	1,173,280
1,000,000	Illinois Finance Auth. Rev. (Southern Illinois Healthcare) Ser. 05 AGM	5.250	03/01/2030	1,101,890
1,700,000	Indiana Health & Educational Facilities Finance Auth. Rev. (St. Francis) Ref. Ser. 06E AGM(a)	5.250	05/01/2018	1,811,384
1,960,000	Johnston North Carolina Memorial Hospital Auth. Ser. 08 AGM(a)	5.250	04/01/2018	2,082,030
1,050,000	Lakeland Florida Hospital Systems Rev. (Lakeland Regional Health) Ser. 15	5.000	11/15/2040	1,178,667
1,500,000	Lancaster County Pennsylvania Hospital Auth. Ref. (University of Pennsylvania Health System) Ser. 16	5.000	08/15/2046	1,747,245
2,500,000	Maine Health & Higher Educational Facilities Auth. Rev. (Eastern Main Healthcare System) Ser. 16A	5.000	07/01/2041	2,763,050
1,500,000	Maine Health & Higher Educational Facilities Auth. Rev. (Eastern Main Healthcare System) Ser. 16A	5.000	07/01/2046	1,650,150
2,000,000	Massachusetts State Development Finance Agency Rev. (Dana-Farber Cancer Institute) Ser. 16N	5.000	12/01/2046	2,337,240
6,595,000	Medford Oregon Hospital Facilities Auth. Rev. Ref. (Asanthe Health System) Ser. 10 AGM	5.500	08/15/2028	7,455,647
2,000,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM	5.000	08/01/2041	2,153,660
1,200,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM	5.000	08/01/2045	1,288,656
2,000,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center) Ser. 16A	5.000	07/01/2035	2,350,860
3,000,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center) Ser. 16A	5.000	07/01/2040	3,493,290
2,750,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center) Ser. 16A	5.000	07/01/2046	3,179,715
1,000,000	New Hope Cultural Education Facilities Finance Corp. Texas Senior Living Rev. (Cardinal Bay Inc.—Village on the Park Carriage Inn Project) Ser. 16A-1	5.000	07/01/2046	1,120,770
1,000,000	New Hope Cultural Education Facilities Finance Corp. Texas Senior Living Rev. (Cardinal Bay Inc.—Village on the Park Carriage Inn Project) Ser. 16A-1	5.000	07/01/2051	1,117,940
3,000,000	New Jersey Health Care Facilities Financing Auth. Rev. (University Hospital) Ser. 15A AGM	5.000	07/01/2046	3,402,120
10,000,000	New Jersey Health Care Facilities Financing Auth. Rev. (Virtua Health) Ser. 09 AGC	5.500	07/01/2038	11,038,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Health, Hospital, Nursing Home Revenue (continued)
$500,000	New Jersey Health Care Facilities Financing Auth. Rev. Ref. (Barnabas Health) Ser. 11A(a)	5.625%	07/01/2021	$601,500
1,000,000	New Jersey Health Care Facilities Financing Auth. Rev. Ref. (Princeton Healthcare System) Ser. 16A	5.000	07/01/2039	1,160,790
2,500,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (NYU Hospitals Center) Ser. 15	5.000	07/01/2034	2,924,950
1,000,000	Ohio State Higher Educational Facilities Community Rev. (Summa Health System 2010 Project) Ser. 10 AGM	5.250	11/15/2035	1,107,240
2,500,000	Palm Beach County Florida Health Facilities Auth. Health Facilities Rev. (Bethesda Healthcare System, Inc. Project) Ser. 10A AGM	5.250	07/01/2040	2,755,050
15,000	Roanoke Virginia Industrial Development Auth. Hospital Rev. (Carilion Health System-Remarketed) Ser. 05B AGM(a)	5.000	07/01/2020	17,123
985,000	Roanoke Virginia Industrial Development Auth. Hospital Rev. Ref. (Carilion Health System-Remarketed) Ser. 05B AGM	5.000	07/01/2038	1,074,704
1,000,000	South Carolina Jobs-Economic Development Auth. Hospital Rev. Ref. & Improvement (Anmed Health) Ser. 09B AGC	5.500	02/01/2038	1,086,600
4,350,000	South Carolina Jobs-Economic Development Auth. Hospital Rev. Ref. (Palmetto Health) Ser. 11A AGM	6.500	08/01/2039	5,226,090
1,000,000	South Fork Municipal Auth. Pennsylvania Hospital Rev. (Conemaugh Valley Memorial Hospital) Ser. 10B AGC(a)	5.375	07/01/2020	1,152,620
1,750,000	Tampa Florida Health System Rev. (BayCare Obligated Group) Ser. 16A	5.000	11/15/2046	2,043,195
750,000	Tarrant County Texas Cultural Education Facilities Finance Corp. Hospital Rev. Ref. (Baylor Scott & White Health Project) Ser. 16A	5.000	11/15/2045	877,012
2,050,000	Washington State Health Care Facilities Auth. Rev. (Multicare Health System Remarketed) Ser. 07B AGM	5.500	08/15/2038	2,182,123
850,000	Washington State Health Care Facilities Auth. Rev. (Providence Health) Ser. 06E AGM	5.250	10/01/2033	915,085
3,100,000	Wisconsin State Health & Educational Facilities Auth. Rev. Ref. (Ascension Health Credit Group) Ser. 16A	5.000	11/15/2039	3,653,226
1,500,000	Wisconsin State Health & Educational Facilities Auth. Rev. Ref. (Prohealth Care Obligated Group) Ser. 15	5.000	08/15/2039	1,708,605

				141,944,826

	Highway Tolls Revenue—8.6%
2,500,000	Bay Area California Auth. Toll Bridge Rev. Ser. 14S-6	5.000	10/01/2054	2,895,425
1,250,000	Central Texas Regional Mobility Auth. Rev. Ref. Ser. 16	5.000	01/01/2040	1,420,037
700,000	Central Texas Regional Mobility Auth. Rev. Ref. Ser. 16	5.000	01/01/2046	791,665
7,500,000	Delaware River Port Auth. Pennsylvania & New Jersey Rev. Ser. 10D AGM	5.000	01/01/2040	8,321,025
1,000,000	Harris County Texas Ref. (Senior Lien) Ser. 16A	5.000	08/15/2041	1,183,420
1,000,000	Harris County Texas Ref. (Senior Lien) Ser. 16A	5.000	08/15/2047	1,176,430
4,000,000	Illinois State Toll Highway Auth. Senior Ser. 16B	5.000	01/01/2041	4,644,960
8,000,000	New York State Thruway Auth. General Rev. (Junior Indebtedness Obligation-Junior Lien) Ser. 16A	5.000	01/01/2046	9,273,680
5,000,000	New York State Thruway Auth. General Rev. (Junior Indebtedness Obligation-Junior Lien) Ser. 16A	5.000	01/01/2051	5,731,300
4,000,000	New York State Thruway Auth. General Rev. (Junior Indebtedness Obligation-Junior Lien) Ser. 16A	5.250	01/01/2056	4,744,240
3,000,000	New York State Thruway Auth. Ref. Ser. 14	5.000	01/01/2032	3,543,540
525,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ser. 15A	5.000	11/15/2040	619,600
4,000,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ser. 16A	5.000	11/15/2041	4,772,800
3,000,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ser. 16A	5.000	11/15/2046	3,557,400
4,250,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC	5.500	01/01/2029	4,588,215
4,000,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC	5.750	01/01/2039	4,339,520
16,000,000	North Texas Tollway Auth. Rev. Ref. (First Tier) Ser. 08K-1 AGC(a)	5.750	01/01/2019	17,644,640
2,500,000	North Texas Tollway Auth. Rev. Ref. Ser. 15B	5.000	01/01/2040	2,864,275
1,800,000	North Texas Tollway Auth. Rev. Ref. Ser. 16A	5.000	01/01/2039	2,099,142
15,000,000	Pennsylvania State Turnpike Commission Rev. Ser. 14B	5.250	12/01/2039	17,359,650
3,000,000	Pennsylvania State Turnpike Commission Rev. Sub.-Ser. 11A(a)	6.500	12/01/2020	3,650,460
8,800,000	Pennsylvania State Turnpike Commission Rev. Sub.-Ser. 12B AGM	5.000	12/01/2042	10,292,040
2,500,000	Texas State Transportation Commission Turnpike System Rev. Ref. Ser. 15C	5.000	08/15/2042	2,833,750

				118,347,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Hotel Occupancy Tax—1.3%
$3,950,000	Harris County Houston Texas Sports Auth. Rev. Ref. (Senior Lien) Ser. 14A	5.000%	11/15/2053	$4,399,668
2,215,000	Miami-Dade County Florida Special Obligation Ref. Sub.-Ser. 12B	5.000	10/01/2037	2,513,848
2,000,000	New York State Convention Center Development Corp. Rev. Ref. (Hotel Unit Fee Secured) Ser. 15	5.000	11/15/2040	2,340,500
3,000,000	New York State Convention Center Development Corp. Rev. Ref. (Hotel Unit Fee Secured) Ser. 15	5.000	11/15/2045	3,497,730
4,000,000	New York State Convention Center Development Corp. Rev. (Senior Lien-Hotel Unit Fee Secured) Ser. 16A	5.000	11/15/2046	4,723,200

				17,474,946

	Income Tax Revenue—3.3%
1,200,000	District of Columbia Income Tax Secured Rev. Ser. 11G	5.000	12/01/2036	1,399,260
4,150,000	New York City Transitional Finance Auth. Rev. Future Tax Secured (Fiscal 2011) Ser.11D	5.000	02/01/2035	4,758,058
2,000,000	New York City Transitional Finance Auth. Rev. Future Tax Secured (Fiscal 2015) Sub.-Ser.14A-1	5.000	08/01/2035	2,417,540
4,330,000	New York City Transitional Finance Auth. Rev. Future Tax Secured (Fiscal 2015) Sub.-Ser.14B-1	5.000	08/01/2042	5,101,563
7,500,000	New York City Transitional Finance Auth. Rev. Sub.-Ser. 16A-1	5.000	05/01/2040	8,854,275
1,325,000	New York State Dormitory Auth. Personal Income Tax Rev. (General Purpose) Ser. 10F	5.000	02/15/2035	1,480,330
4,000,000	New York State Dormitory Auth. Personal Income Tax Rev. (General Purpose) Ser. 11C	5.000	03/15/2041	4,537,960
4,500,000	New York State Dormitory Auth. Personal Income Tax Rev. (General Purpose) Ser. 12B	5.000	03/15/2042	5,160,600
1,905,000	New York State Dormitory Auth. Personal Income Tax Rev. Ref. Ser. 14E	5.000	02/15/2044	2,203,875
7,530,000	New York State Dormitory Auth. Personal Income Tax Rev. Ref. Ser. 15A	5.000	03/15/2035	8,937,658
1,000,000	New York State Urban Development Corp. Rev. State Personal Income Tax Ser. 13A-1	5.000	03/15/2043	1,155,310

				46,006,429

	Lease Revenue—2.6%
1,500,000	California State Public Works Board Lease Rev. Ser. 14B	5.000	10/01/2039	1,757,220
500,000	Kern County California COP (Capital Improvements Projects) Ser. 09A AGC	5.750	08/01/2035	548,150
7,000,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Real Property) Ser. 09B AGC(a)	5.500	04/01/2019	7,757,330
2,250,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 15A	5.000	12/01/2039	2,634,188
1,000,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 15A	5.000	12/01/2044	1,165,210
3,000,000	Los Angeles County California Public Works Financing Auth. Lease Rev. Ser. 16D	5.000	12/01/2045	3,539,220
2,150,000	Miami-Dade County Florida School Board COP Ser. 08B AGC(a)	5.000	05/01/2018	2,283,214
500,000	Miami-Dade County Florida School Board COP Ser. 09A AGC(a)	5.375	02/01/2019	548,890
1,000,000	MTA Hudson Rail Yards Trust Obligations Rev. Ser. 16A	5.000	11/15/2046	1,090,490
2,000,000	MTA Hudson Rail Yards Trust Obligations Rev. Ser. 16A	5.000	11/15/2051	2,229,640
4,000,000	Richmond Joint Powers Financing Auth. Lease Rev. (Civic Center Project) Ser. 09 AGC	5.750	08/01/2029	4,434,760
2,000,000	Sandy Spring Georgia Public Facilities Auth. Rev. (City Center Project) Ser. 15	5.000	05/01/2041	2,396,160
5,000,000	State Public School Building Auth. Pennsylvania School Rev. (Harrisburg School District Project) Ser. 09A AGC(a)	4.750	05/15/2019	5,470,550

				35,855,022

	Local or GTD Housing—0.2%
2,440,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (North Shore Long Island Jewish Obligation Group) Ser. 15A	5.000	05/01/2036	2,842,551

	Lottery Revenue—0.6%
7,500,000	Arizona State Lottery Rev. Ser. 10A AGM	5.000	07/01/2029	8,252,400

	Miscellaneous Revenue—4.2%
5,000,000	Alamo Texas Regional Mobility Auth. (Senior Lien) Ser. 16	5.000	06/15/2046	5,799,900
3,500,000	California State Various Purpose (Green Bonds) Ser. 14	5.000	10/01/2037	4,163,600
5,000,000	California State Various Purpose Ser.14	5.000	10/01/2039	5,944,050
2,500,000	Dallas Texas Civic Center Rev. Ref. & Improvement Ser. 09 AGC	5.250	08/15/2034	2,743,575
2,025,000	Indianapolis Indiana Local Public Improvement Bond Bank (PILOT Infrastructure Project) Ser. 10F AGM	5.000	01/01/2035	2,238,718
535,000	Indianapolis Indiana Local Public Improvement Bond Bank (PILOT Infrastructure Project) Ser. 10F AGM	5.000	01/01/2040	587,976
2,190,000	Kansas City Missouri Special Obligation Ref. & Improvement (Downtown Arena Project) Ser. 16E	5.000	04/01/2040	2,511,842
1,000,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub.-Ser. 08A-1 AGC	6.000	12/01/2033	1,061,510
5,545,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub.-Ser. 08A-1 AGC	6.000	12/01/2038	5,878,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

117

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Miscellaneous Revenue (continued)
$1,500,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub.-Ser. 08A-1 AGC	6.000%	12/01/2042	$1,590,090
2,000,000	Maryland State Stadium Auth. Rev. Baltimore City Public Schools Ser. 16	5.000	05/01/2041	2,368,460
400,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 07A AMBAC	5.000	12/15/2032	413,892
500,000	New York City Industrial Development Agency Rev. (Queens Baseball Stadium-PILOT) Ser. 09 AGC	6.500	01/01/2046	554,675
3,000,000	New York City Transitional Finance Auth. Building Aid Rev. (Fiscal 2015) Ser. 15S-1	5.000	07/15/2040	3,509,490
2,500,000	Newark New Jersey Housing Auth. Rev. (City-Secured Police Facilities) Rev. Ref. Ser. 16 AGM	5.000	12/01/2038	2,832,125
1,000,000	Newark New Jersey Housing Auth. Rev. (South Ward Police Facility) Ser. 09 AGC(a)	6.750	12/01/2019	1,173,750
11,535,000	Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11 AGM(a)	5.500	09/01/2021	13,914,209

				57,285,895

	Miscellaneous Taxes—0.3%
2,970,000	Miami-Dade County Florida Special Obligation Sub. Ref. Ser. 16	5.000	10/01/2035	3,495,690

	Natural Gas Revenue—0.3%
3,655,000	Chula Vista California Industrial Development Rev. (San Diego Gas—Remarketed 06/17/09) Ser. 04A	5.875	02/15/2034	4,068,198

	Nuclear Revenue—1.4%
2,000,000	South Carolina State Public Service Auth. Rev. Obligation Ref. Ser. 14C	5.000	12/01/2039	2,319,400
4,000,000	South Carolina State Public Service Auth. Rev. Obligation Ref. Ser. 16A	5.000	12/01/2036	4,702,000
3,000,000	South Carolina State Public Service Auth. Rev. Obligation Ref. Ser. 16A	5.000	12/01/2037	3,515,520
5,000,000	South Carolina State Public Service Auth. Rev. Obligation Ref. Ser. 16B	5.000	12/01/2036	5,917,000
2,500,000	South Carolina State Public Service Auth. Rev. Obligation Ref. Ser. 16B	5.000	12/01/2056	2,852,725

				19,306,645

	Port, Airport & Marina Revenue—5.6%
3,000,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.250	07/01/2030	3,374,100
1,500,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.500	07/01/2040	1,694,625
3,500,000	Chicago Illinois Midway Airport Rev. Ref. Ser. 16B	5.000	01/01/2041	4,054,190
2,500,000	Chicago Illinois Midway Airport Rev. Ref. Ser. 16B	5.000	01/01/2046	2,882,850
4,000,000	Chicago Illinois O’Hare International Airport Rev. Ref. Ser. 15B	5.000	01/01/2033	4,682,880
1,250,000	Chicago Illinois O’Hare International Airport Rev. Ser. 15D	5.000	01/01/2046	1,441,575
1,000,000	City of Cleveland Ohio Airport System Rev. Ref. Ser. 12A AGM	5.000	01/01/2031	1,127,670
2,000,000	Dallas Fort Worth Texas International Airport Rev. Ref. Ser. 12B	5.000	11/01/2035	2,263,140
1,500,000	Manchester New Hampshire General Airport Rev. Ref. Remarketed Ser. 09A AGM	5.125	01/01/2030	1,582,170
1,500,000	Metropolitan Nashville Tennessee Airport Auth. Rev. Ser. 15A	5.000	07/01/2045	1,752,330
3,250,000	Miami-Dade County Florida Aviation Rev. Ref. Ser. 16	5.000	10/01/2041	3,797,820
7,000,000	Miami-Dade County Florida Aviation Rev. Ser. 10B AGM	5.000	10/01/2035	7,839,790
600,000	Philadelphia Pennsylvania Airport Rev. Ser. 10A AGM	5.000	06/15/2035	666,132
2,000,000	Phoenix Arizona Civic Improvement Corp. Airport Rev. (Junior Lien) Ser. 15A	5.000	07/01/2045	2,303,200
6,000,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Eighty-Fourth) Ref. Ser. 14	5.000	09/01/2039	7,093,680
17,960,000	Port Auth. of New York & New Jersey Ref. (194th Series) Ser. 15	5.000	10/15/2041	21,257,815
3,500,000	Port Auth. of New York & New Jersey Ref. (Consolidated) Ser. 15-189	5.000	05/01/2045	4,101,965
2,000,000	San Francisco California City & County Airports Commission Rev. (San Francisco International Airport) Ser. 14B	5.000	05/01/2044	2,298,720
2,000,000	San Jose California Airport Rev. Ser. 07B AMBAC	5.000	03/01/2037	2,026,180
500,000	Wayne County Michigan Airport Auth. Rev. Ser. 15D	5.000	12/01/2040	579,415

				76,820,247

	Recreational Revenue—0.2%
3,000,000	New York City Industrial Development Agency Rev. (Yankee Stadium-PILOT) Ser. 09 AGC	7.000	03/01/2049	3,400,380

	Sales Tax Revenue—7.3%
5,240,000	Bi-State Development Agency of Missouri-Illinois Metropolitan District Mass Transit Sales Tax (MetroLink Cross County Extension) Ser. 09 AGC	5.000	10/01/2035	5,734,656
170,000	Dallas Texas Area Rapid Transit Sales Tax Rev. (Senior Lien) Ser. 07 AMBAC	5.000	12/01/2032	170,610
230,000	Dallas Texas Area Rapid Transit Sales Tax Rev. Ref. (Senior Lien) Ser. 07 AMBAC(a)	5.000	12/01/2016	230,826
5,305,000	Dallas Texas Area Rapid Transit Sales Tax Rev. Ref. Ser. 16A	5.000	12/01/2048	6,198,150
1,000,000	Denver Colorado City & County Dedicated Tax Rev. Ref. & Improvement Ser. 16A	5.000	08/01/2042	1,180,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Sales Tax Revenue (continued)
$750,000	Denver Colorado City & County Dedicated Tax Rev. Ref. & Improvement Ser. 16A	5.000%	08/01/2044	$882,892
1,815,000	Illinois Regional Transportation Auth. Ser. 00 NATL	6.500	07/01/2030	2,490,470
300,000	Illinois Regional Transportation Auth. Ser. 06A NATL	4.500	07/01/2035	300,738
7,145,000	Massachusetts State Bay Transportation Auth. Sales Tax Rev. (Senior Lien) Ser. 15A	5.000	07/01/2040	8,419,168
18,770,000	Massachusetts State School Building Auth. Dedicated Sales Tax Rev. Ref. Ser. 15C	5.000	08/15/2037	22,304,579
3,000,000	Pittsburgh & Allegheny County Pennsylvania Sports & Exhibition Auth. Sales Ref. (Regional Asset District) Ser. 10 AGM	5.000	02/01/2031	3,354,720
2,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. First Sub.-Ser. 10A AGM	5.000	08/01/2040	2,628,025
15,295,000	Regional Transportation District Colorado Sales Tax Rev. (Fastracks Project) Ser. 10A	5.000	11/01/2038	17,351,872
26,500,000	Sales Tax Asset Receivables Corp. Ref. (Fiscal 2015) Ser. 14A	4.000	10/15/2032	29,798,985

				101,046,611

	Sewer Revenue—4.6%
24,375,000	Chicago Illinois Wastewater Transmission Rev. (Second Lien) Ser. 12 AGM	5.000	01/01/2037	26,557,294
2,500,000	Chicago Illinois Wastewater Transmission Rev. Ser. 08A BHAC	5.500	01/01/2038	2,606,850
2,000,000	Detroit Michigan Sewage Disposal Rev. (Second Lien-Remarketed) Ser. 06A BHAC(a)	5.500	07/01/2018	2,143,700
5,000,000	Detroit Michigan Water & Sewerage Department Sewerage Disposal System Rev. Ref. (Senior Lien-Remarketed) Ser. 12A AGM	5.000	07/01/2039	5,558,650
500,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/2037	534,845
5,000,000	Jefferson County Alabama Sewer Rev. (Senior Lien) Ser. 13A AGM	5.500	10/01/2053	5,795,400
5,595,000	King County Washington Sewer Rev. Ref. & Improvement Ser. 16B	5.000	07/01/2039	6,497,305
3,000,000	King County Washington Sewer Rev. Ser. 07 AGM(a)	5.000	07/01/2017	3,086,340
1,000,000	Los Angeles California Wastewater System Rev. (Green Bonds) Ser. 15A	5.000	06/01/2044	1,186,080
1,500,000	Los Angeles California Wastewater System Rev. (Green Bonds) Ser. 15C	5.000	06/01/2045	1,775,325
6,500,000	Northeast Ohio Regional Sewer District Ref. Ser. 14	5.000	11/15/2049	7,574,450

				63,316,239

	Special Assessment—0.3%
4,000,000	Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08 BHAC	5.625	10/01/2037	4,310,160

	Student Loan Revenue—0.2%
2,320,000	Maine Educational Loan Auth. Student Loan Rev. Ser. 09A-3 Class A AGC	5.875	12/01/2039	2,520,123

	Tax Increment Revenue—2.6%
17,000,000	Inland Valley California Development Successor Agency Tax Allocation Ref. Ser. 14A AGM	5.000	09/01/2044	19,354,500
4,000,000	Miami Beach Florida Redevelopment Agency Ref. Tax Increment Rev. (City Center) Ser. 15A AGM	5.000	02/01/2040	4,579,280
1,000,000	Park Creek Metropolitan District Colorado Rev. (Senior Limited Property Tax) Ser. 11A AGM(a)	6.125	12/01/2020	1,196,550
5,000,000	Westminster California Redevelopment Agency Tax Allocation Rev. Sub. (Commercial Redevelopment Project No. 1) Ser. 09 AGC(a)	5.750	11/01/2019	5,703,600
3,930,000	Westminster California Redevelopment Agency Tax Allocation Rev. Sub. (Commercial Redevelopment Project No. 1) Ser. 09 AGC(a)	6.250	11/01/2019	4,540,997

				35,374,927

	Transit Revenue—5.7%
1,000,000	Alameda California Corridor Transportation Auth. Ref. (Second Sub.-Lien) Ser. 16B AGM	5.000	10/01/2036	1,184,570
440,000	Alameda California Corridor Transportation Auth. Ref. (Second Sub.-Lien) Ser. 16B AGM	5.000	10/01/2037	520,375
10,690,000	Metropolitan Transportation Auth. New York Rev. Ser. 14A-1	5.000	11/15/2044	12,412,480
5,075,000	Metropolitan Transportation Auth. New York Rev. (Green Bonds) Ser. 16A-1	5.250	11/15/2056	6,066,604
5,000,000	Metropolitan Transportation Auth. New York Rev. Ref. Sub.-Ser. 15C-1	5.000	11/15/2035	5,912,450
6,500,000	Metropolitan Transportation Auth. New York Rev. Ser. 12E AGM	5.000	11/15/2042	7,519,915
13,190,000	Metropolitan Transportation Auth. New York Rev. Ser.13A-1	5.000	11/15/2040	15,210,708
10,000,000	Metropolitan Transportation Auth. New York Rev. Sub.-Ser. 15A-1	5.000	11/15/2045	11,619,300
15,000,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 08A AGC	5.500	12/15/2038	16,067,100
1,250,000	Northern Indiana Commuter Transportation District Rev. Ser. 16	5.000	07/01/2041	1,456,100

				77,969,602

	Water Revenue—13.7%
9,500,000	Atlanta Georgia Water & Wastewater Rev. Ser. 09-B AGM	5.250	11/01/2034	10,607,510
1,000,000	Austin Texas Water & Wastewater System Rev. Ref. Ser. 16	5.000	11/15/2041	1,193,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

119

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Water Revenue (continued)
$1,000,000	Austin Texas Water & Wastewater System Rev. Ref. Ser. 16	5.000%	11/15/2045	$1,193,290
1,000,000	Birmingham Alabama Waterworks & Sewer Board Rev. Ser. 09A AGC(a)	5.250	01/01/2019	1,092,100
2,160,000	Bucks County Pennsylvania Water & Sewer Auth. System Rev. Ser. 11 AGM	5.000	12/01/2041	2,432,117
2,250,000	Chicago Illinois Waterworks Rev. Ref. (Second Lien) Ser. 08 AGM	5.250	11/01/2033	2,374,492
200,000	City of Cape Coral Florida Water & Sewer Rev. Ref. Ser. 11 AGM	5.000	10/01/2041	230,492
1,500,000	Detroit Water Supply System Rev. (Second Lien) Ref. Ser. 06C AGM	5.000	07/01/2029	1,502,325
2,500,000	District of Columbia Water & Sewer Auth. Public Utility Rev. Ref. (Sub.-Lien) Ser. 16A	5.000	10/01/2039	2,966,100
3,000,000	El Dorado California Irrigation District Rev. Ref. Ser. 14A AGM	5.000	03/01/2034	3,510,540
3,500,000	El Dorado California Irrigation District Rev. Ref. Ser. 14A AGM	5.250	03/01/2039	4,138,575
1,500,000	Florida Municipal Loan Council Ser. 11D AGM	5.500	10/01/2041	1,757,685
3,380,000	Houston Texas Utility System Rev. Ref. Combine (First Lien) Ser. 09A AGC(a)	6.000	05/15/2019	3,807,401
190,000	Houston Texas Utility System Rev. Ref. Combine (First Lien) Ser. 09A AGC	6.000	11/15/2035	214,271
6,535,000	Indianapolis Indiana Local Public Improvement Bond Bank (Waterworks Project) Ser. 09A AGC	5.500	01/01/2038	7,175,495
1,500,000	Los Angeles California Department of Water & Power Ref. Ser. 16A	5.000	07/01/2046	1,786,500
8,000,000	Los Angeles California Department of Water & Power Rev. Ser. 12B	5.000	07/01/2043	9,363,760
1,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGC	5.000	10/01/2027	1,133,560
20,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGC	5.000	10/01/2029	22,654,800
1,500,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGC	4.625	10/01/2030	1,670,520
600,000	New York City Municipal Water Finance Auth. Rev. Ref. Ser. 14EE	5.000	06/15/2036	712,656
5,000,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution Fiscal 2009) Ser. 09EE	5.000	06/15/2039	5,493,550
6,095,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution Fiscal 2009) Ser. 09GG-1	5.250	06/15/2032	6,750,944
3,295,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution Fiscal 2012) Ser. 11BB	5.000	06/15/2044	3,833,535
10,205,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution Fiscal 2012) Ser. 12CC	5.000	06/15/2045	11,840,249
9,640,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution Fiscal 2013) Ser. 12BB	5.000	06/15/2047	11,238,023
15,000,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution Fiscal 2013) Ser. 13CC	5.000	06/15/2047	17,394,300
500,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution Fiscal 2013) Ser. 13EE	5.000	06/15/2047	579,810
11,180,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution Fiscal 2014) Ser. 14CC-1	5.000	06/15/2047	13,007,371
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution) Ser. 08DD	6.000	06/15/2040	1,079,480
1,000,000	New York State Environmental Facilities Corp. (State Clean Water & Drinking Water Sub. SRF Bonds) Ref. Ser. 16A	5.000	06/15/2041	1,204,070
5,000,000	North Fort Bend Texas Water Auth. (Water System) Rev. Ser. 09 AGC	5.250	12/15/2034	5,560,600
2,500,000	North Fort Bend Texas Water Auth. (Water System) Rev. Ser. 11 AGM	5.000	12/15/2036	2,799,950
2,000,000	North Sumter County Florida Utility Dependent District Utility Rev. Ser. 10 AGM	5.375	10/01/2040	2,246,400
875,000	Philadelphia Pennsylvania Water & Wastewater Rev. Ser. 10C AGM	5.000	08/01/2040	976,264
2,715,000	Port St. Lucie Florida Utility System Rev. Ref. Ser. 09 AGC(a)	5.000	09/01/2018	2,919,928
285,000	Port St. Lucie Florida Utility System Rev. Ref. Ser. 09 AGC	5.000	09/01/2035	304,485
4,050,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A AGC	5.125	07/01/2047	4,157,892
5,000,000	San Diego County California Water Auth. Ref. Ser. 16B	5.000	05/01/2037	6,041,800
5,000,000	San Diego County California Water Auth. Ref. Ser. 16B	5.000	05/01/2038	6,023,050
1,000,000	San Jacinto Texas River Auth. Special Project Rev. (GRP Project) Ser. 11 AGM	5.000	10/01/2037	1,094,400
1,000,000	Wyandotte County Kansas City Government Utility System Rev. Improvement Ser. 16A	5.000	09/01/2040	1,153,310
1,500,000	Wyandotte County Kansas City Government Utility System Rev. Improvement Ser. 16A	5.000	09/01/2045	1,723,695

				188,940,585

	Total Investments (Cost $1,285,406,100)(b)—97.7%			1,347,381,028
	Other assets less liabilities—2.3%			32,252,008

	Net Assets—100.0%			$1,379,633,036

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

PowerShares National AMT-Free Municipal Bond Portfolio (PZA) (continued)

October 31, 2016

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

BAM—Build America Mutual

BHAC—Berkshire Hathaway Assurance Corp.

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Co.

GTD—Grant To Date

NATL—National Public Finance Guarantee Corp.

PILOT—Payment-in-lieu-of-taxes

PSF-GTD—Permanent School Fund Guaranteed

RAC—Revenue Anticipation Certificates

Ref.—Refunding

Rev.—Revenue

Ser.—Series

SRF—State Revolving Fund

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2016. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	21.0%
Assured Guaranty Corp.	14.5

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

121

Schedule of Investments

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—96.7%
	Ad Valorem Property Tax—4.2%
$500,000	New York City New York Sub.-Ser. 16A-1	5.000%	08/01/2038	$592,800
1,750,000	New York State Ref. (Fiscal 2015) Ser. 14A	5.000	08/01/2032	2,064,545

				2,657,345

	College Revenue—13.9%
1,000,000	Build New York City Resource Corp. Rev. Ref. (New York Law School Project) Ser. 16	5.000	07/01/2041	1,138,570
1,500,000	New York State Dormitory Auth. Rev. (New York University) Ser. 01 AMBAC	5.500	07/01/2040	2,061,960
2,500,000	New York State Dormitory Auth. Rev. (The New School) Ser. 10 AGM	5.500	07/01/2043	2,861,700
500,000	New York State Dormitory Auth. Rev. Non State Supported Debt (Fordham University) Ser. 08B AGC(a)	5.000	07/01/2018	534,390
2,000,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (Icahn School of Medicine at Mount Sinai) Ser. 15A	5.000	07/01/2035	2,308,980

				8,905,600

	Electric Power Revenue—9.2%
1,000,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/2030	1,164,170
2,500,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A BHAC(a)	5.500	05/01/2019	2,778,075
185,000	New York State Power Auth. Rev. Ser. 07A NATL	4.500	11/15/2047	191,425
1,500,000	Utility Debt Securitization Auth. New York (Restructuring) Ser. 13TE	5.000	12/15/2041	1,780,875

				5,914,545

	Health, Hospital, Nursing Home Revenue—5.3%
500,000	Dutchess County New York Local Development Corp. Rev. (Health Quest Systems Inc. Project) Ser. 16B	5.000	07/01/2046	574,525
1,500,000	New York State Dormitory Auth. Rev. Non State Supported Debt Ref. (NYU Hospitals Center) Ser. 15	5.000	07/01/2034	1,754,970
935,000	New York State Dormitory Auth. Rev. State Supported Debt (Mental Health Services Facilities Improvement) Ser. 08A AGM(a)	5.000	08/15/2018	1,003,910
65,000	New York State Dormitory Auth. Rev. State Supported Debt (Mental Health Services Facilities Improvement) Ser. 08A AGM	5.000	02/15/2038	69,355

				3,402,760

	Highway Tolls Revenue—5.5%
1,000,000	New York State Thruway Auth. General Rev. (Junior Indebtedness Obligation-Junior Lien) Ser. 16A	5.000	01/01/2046	1,159,210
600,000	New York State Thruway Auth. General Rev. Ser. 07H NATL	5.000	01/01/2037	626,754
1,470,000	New York Triborough Bridge & Tunnel Auth. General Rev. Ser. 16A	5.000	11/15/2046	1,743,126

				3,529,090

	Hotel Occupancy Tax—3.4%
1,885,000	New York State Convention Center Development Corp. Rev. Ref. (Hotel Unit Fee Secured) Ser. 15	5.000	11/15/2040	2,205,921

	Income Tax Revenue—11.8%
1,000,000	New York City Transitional Finance Auth. Rev. Sub.-Ser. 16A-1	5.000	05/01/2040	1,180,570
1,000,000	New York State Dormitory Auth. Personal Income Tax Rev. (General Purpose) Ser. 10F	5.000	02/15/2035	1,117,230
2,170,000	New York State Dormitory Auth. Personal Income Tax Rev. (General Purpose) Ser. 11C	5.000	03/15/2041	2,461,843
785,000	New York State Dormitory Auth. Personal Income Tax Rev. (General Purpose) Ser. 12B	5.000	03/15/2037	913,944
1,200,000	New York State Dormitory Auth. Personal Income Tax Rev. (General Purpose) Ser. 12B	5.000	03/15/2042	1,376,160
500,000	New York State Urban Development Corp. Rev. Personal Income Tax Ser. 07C NATL(a)	4.500	03/15/2018	525,270

				7,575,017

	Lease Revenue—3.9%
1,000,000	MTA Hudson Rail Yards Trust Obligations Rev. Ser. 16A	5.000	11/15/2046	1,090,490
1,240,000	MTA Hudson Rail Yards Trust Obligations Rev. Ser. 16A	5.000	11/15/2051	1,382,377

				2,472,867

	Miscellaneous Revenue—14.1%
2,000,000	Brooklyn Arena New York Local Development Corp. PILOT Rev. Ref. (Barclays Center Project) Ser. 16A	5.000	07/15/2042	2,296,220
2,500,000	New York City Industrial Development Agency Rev. (Queens Baseball Stadium-PILOT) Ser. 09 AGC	6.500	01/01/2046	2,773,375
1,000,000	New York City Transitional Finance Auth. Building Aid Rev. (Fiscal 2007) Ser. 06S-1 NATL	5.000	07/15/2036	1,008,690
1,000,000	New York City Transitional Finance Auth. Building Aid Rev. (Fiscal 2015) Ser. 15S-2	5.000	07/15/2035	1,185,860
600,000	New York City Transitional Finance Auth. Building Aid Rev. Ser. 07S-2 NATL	4.250	01/15/2034	603,504
1,000,000	New York City Transitional Finance Auth. Building Aid Rev. Ser. 16S-1	5.000	07/15/2043	1,169,440

				9,037,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Port, Airport & Marina Revenue—3.5%
$1,000,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Forty-Eighth) Ser. 07 AGM	5.000%	08/15/2033	$1,034,080
1,000,000	Port Auth. of New York & New Jersey Ref. Ser. 15-194	5.250	10/15/2055	1,198,900

				2,232,980

	Recreational Revenue—3.5%
2,000,000	New York City Industrial Development Agency Rev. Yankee Stadium (PILOT) Ser. 09 AGC	7.000	03/01/2049	2,266,920

	Sales Tax Revenue—7.8%
1,000,000	New York State Dormitory Auth. Sales Tax Rev. (Supported Debt) Ser. 14A	5.000	03/15/2034	1,189,570
1,435,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. First Sub.-Ser. 10C AGM	5.125	08/01/2042	1,525,391
2,000,000	Sales Tax Asset Receivables Corp. Ref. (Fiscal 2015) Ser. 14A	4.000	10/15/2032	2,248,980

				4,963,941

	Sewer Revenue—3.2%
2,000,000	New York City Municipal Finance Auth. Water & Sewer System Rev. Ser. 07AA NATL	4.750	06/15/2033	2,047,500

	Transit Revenue—3.7%
600,000	Metropolitan Transportation Auth. New York Rev. Ser. 07A NATL(a)	4.750	11/15/2017	624,786
1,500,000	Metropolitan Transportation Auth. New York Rev. Ser. 11A AGM	5.000	11/15/2036	1,743,975

				2,368,761

	Water Revenue—3.7%
1,000,000	New York City Municipal Finance Auth. Water & Sewer System Rev. (Second General Resolution Fiscal 2014) Ser. 13BB	5.000	06/15/2046	1,160,950
1,000,000	New York State Environmental Facilities Corp. (State Clean Water & Drinking Water Sub. SRF Bonds) Ref. Ser. 16A	5.000	06/15/2041	1,204,070

				2,365,020

	Total Investments (Cost $59,364,798)(b)—96.7%			61,945,356
	Other assets less liabilities—3.3%			2,117,534

	Net Assets—100.0%			$64,062,890

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

BHAC—Berkshire Hathaway Assurance Corp.

NATL—National Public Finance Guarantee Corp.

PILOT—Payment-in-lieu-of-taxes

Ref.—Refunding

Rev.—Revenue

Ser.—Series

SRF—State Revolving Fund

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2016. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	15.2%
National Public Finance Guarantee Corp.	9.1
Assured Guaranty Corp.	9.0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

123

Schedule of Investments(a)

PowerShares Preferred Portfolio (PGX)

October 31, 2016

Number of Shares		Value
	Preferred Stocks and Other Equity Interests—100.2%
	Banks—43.5%
151,224	Associated Banc-Corp., 5.38%, Series D(b)	$3,780,600
1,100,183	Bank of America Corp., 6.00%, Series EE(b)	28,604,758
1,365,490	Bank of America Corp., 6.20%, Series CC	35,557,360
361,856	Bank of America Corp., 6.20%, Series D	9,263,514
1,914,223	Bank of America Corp., 6.38%, Series 3	49,386,953
2,685,428	Bank of America Corp., 6.50%, Series Y(b)	72,211,159
986,734	Bank of America Corp., 6.63%, Series I(b)	25,941,237
1,936,345	Bank of America Corp., 6.63%, Series W	52,804,128
5,542,489	Barclays Bank PLC, 8.13%, Series 5 (United Kingdom)	144,326,414
514,131	BB&T Corp., 5.63%(b)	13,609,048
2,993,554	BB&T Corp., 5.63%, Series E	77,233,693
403,461	BB&T Corp., 5.85%	10,340,705
197,433	BOK Financial Corp., 5.38%(b)	4,965,440
1,022,800	Citigroup Capital XIII, 7.26%	26,603,028
1,370,860	Citigroup, Inc., 6.30%, Series S	36,341,499
2,701,081	Citigroup, Inc., 6.88%, Series K	77,494,014
859,290	Citigroup, Inc., 6.88%, Series L(b)	23,235,202
212,929	Commerce Bancshares, Inc., 6.00%, Series B	5,768,247
1,957,343	Countrywide Capital V, 7.00%	50,421,156
177,409	Cullen/Frost Bankers, Inc., 5.38%	4,701,338
615,999	Fifth Third Bancorp, 6.63%, Series I(b)	18,486,130
119,261	First Horizon National Corp., 6.20%, Series A	3,060,237
261,656	First Republic Bank, 5.50%, Series D	6,672,228
176,796	First Republic Bank, 5.50%, Series G	4,619,679
198,463	First Republic Bank, 5.70%, Series F(b)	5,457,733
247,078	First Republic Bank, 6.20%, Series B	6,312,843
393,046	First Republic Bank, 6.70%, Series A	10,022,673
210,887	First Republic Bank, 7.00%, Series E	5,736,126
203,115	Hancock Holding Co., 5.95%	5,301,302
4,939,039	HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom)	128,711,356
4,547,217	HSBC Holdings PLC, 8.13% (United Kingdom)(b)	122,001,832
112,881	Huntington Bancshares, Inc., 5.88%, Series C	2,916,845
590,082	Huntington Bancshares, Inc., 6.25%, Series D	15,790,594
119,102	ING Groep NV, 6.13% (Netherlands)(b)	3,035,910
20,766	ING Groep NV, 6.20% (Netherlands)	533,063
454,448	ING Groep NV, 6.38% (Netherlands)	11,724,758
1,370,807	JPMorgan Chase & Co., 5.45%, Series P(b)	35,311,988
835,110	JPMorgan Chase & Co., 5.50%, Series O(b)	21,228,496
1,680,911	JPMorgan Chase & Co., 6.10%, Series AA(b)	44,846,705
2,563,033	JPMorgan Chase & Co., 6.13%, Series Y(b)	68,843,066
1,838,380	JPMorgan Chase & Co., 6.15%, Series BB	49,029,595
912,136	JPMorgan Chase & Co., 6.30%, Series W(b)	24,509,094
1,036,634	JPMorgan Chase & Co., 6.70%, Series T(b)	28,424,504
224,521	People’s United Financial, Inc., 5.63%, Series A	5,859,998
2,428,359	PNC Financial Services Group, Inc. (The), 6.13%, Series P	68,479,724
671,315	Regions Financial Corp., 6.38%, Series A	17,440,764
650,571	Regions Financial Corp., 6.38%, Series B	18,716,928

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Banks (continued)
1,832,150	Royal Bank of Scotland Group PLC, 5.75%, Series L (United Kingdom)	$46,078,573
1,500,133	Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)	38,148,382
158,986	Santander Finance Preferred SAU, 6.50% (Spain)	4,030,295
615,756	SunTrust Banks, Inc., 5.88%, Series E(b)	15,966,553
141,730	TCF Financial Corp., 6.45%, Series B	3,655,217
228,088	TCF Financial Corp., 7.50%	5,957,659
337,290	Texas Capital Bancshares, Inc., 6.50%, Series A	8,698,709
1,877,453	U.S. Bancorp, 6.00%, Series G(b)	48,081,571
518,530	U.S. Bancorp, 6.50%, Series F	15,218,856
169,730	Valley National Bancorp, 6.25%, Series A	4,893,316
151,269	Webster Financial Corp., 6.40%, Series E	3,920,892
674,785	Wells Fargo & Co., 5.13%, Series O(b)	17,105,800
688,847	Wells Fargo & Co., 5.20%	17,455,383
1,443,972	Wells Fargo & Co., 5.50%, Series X(b)	36,749,087
1,122,196	Wells Fargo & Co., 5.70%, Series W(b)	28,896,547
1,960,078	Wells Fargo & Co., 5.85%	52,216,478
974,776	Wells Fargo & Co., 6.00%, Series T(b)	25,539,131
1,206,165	Wells Fargo & Co., 6.00%, Series V(b)	31,456,783
862,535	Wells Fargo & Co., 6.63%(b)	25,453,408
4,579,620	Wells Fargo & Co., 8.00%, Series J	124,290,887
170,835	Wintrust Financial Corp., 6.50%, Series D(b)	4,819,255
311,508	Zions Bancorp, 5.75%, Series H	8,033,791
203,428	Zions Bancorp, 7.90%, Series F	5,309,471

		2,057,639,708

	Capital Markets—15.8%
283,161	Affiliated Managers Group, Inc., 6.38%	7,285,732
407,647	Apollo Investment Corp., 6.88%(b)	10,745,575
405,215	Ares Management LP, 7.00%, Series A	10,507,225
782,462	Bank of New York Mellon Corp. (The), 5.20%(b)	20,735,243
124,516	BGC Partners, Inc., 8.13%	3,249,867
759,440	Charles Schwab Corp. (The), 5.95%, Series D(b)	20,558,041
653,326	Charles Schwab Corp. (The), 6.00%, Series B	17,280,473
820,830	Charles Schwab Corp. (The), 6.00%, Series C(b)	22,695,949
1,097,280	Deutsche Bank Contingent Capital Trust III, 7.60% (Germany)(b)	26,652,931
4,182,073	Deutsche Bank Contingent Capital Trust V, 8.05% (Germany)	103,422,665
1,670,321	Goldman Sachs Group, Inc. (The), 5.50%, Series J	43,545,268
937,905	Goldman Sachs Group, Inc. (The), 5.95%	24,216,707
715,815	Goldman Sachs Group, Inc. (The), 6.20%, Series B(b)	18,482,343
616,295	Goldman Sachs Group, Inc. (The), 6.30%, Series N(b)	16,430,425
1,085,045	Goldman Sachs Group, Inc. (The), 6.38%, Series K(b)	30,956,334
511,560	Goldman Sachs Group, Inc. (The), 6.50%	12,778,769
242,970	KKR & Co. LP, 6.50%, Series B(b)	6,480,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

PowerShares Preferred Portfolio (PGX) (continued)

October 31, 2016

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Capital Markets (continued)
434,267	KKR & Co. LP, 6.75%, Series A(b)	$11,751,265
572,217	KKR Financial Holdings LLC, 7.38%, Series A	14,871,920
450,978	KKR Financial Holdings LLC, 8.38%	11,504,449
580,178	Legg Mason, Inc., 5.45%	14,440,630
434,544	Legg Mason, Inc., 6.38%	11,602,325
2,295,810	Morgan Stanley, 6.38%, Series I	63,364,356
1,129,372	Morgan Stanley, 6.63%, Series G(b)	30,888,324
863,628	Morgan Stanley, 6.88%, Series F(b)	25,097,030
1,279,215	Morgan Stanley, 7.13%, Series E(b)	37,327,494
543,694	Northern Trust Corp., 5.85%, Series C	14,630,805
170,167	OM Asset Management PLC, 5.13%(b)	4,186,108
216,436	Prospect Capital Corp., 6.25%	5,553,748
465,116	Raymond James Financial, Inc., 6.90%	12,004,644
134,566	Solar Capital Ltd., 6.75%(b)	3,440,853
604,647	State Street Corp., 5.25%, Series C	15,358,034
522,536	State Street Corp., 5.35%, Series G	13,988,289
1,081,533	State Street Corp., 5.90%, Series D	30,337,001
1,035,466	State Street Corp., 6.00%, Series E	27,543,396
196,592	Stifel Financial Corp., 6.25%, Series A(b)	5,284,393

		749,198,621

	Chemicals—0.1%
61,868	E.I. du Pont de Nemours & Co., 4.50%, Series B	6,651,429

	Commercial Services & Supplies—0.6%
540,060	NuStar Logistics LP, 7.63%	13,830,936
582,432	Pitney Bowes, Inc., 6.70%	15,504,340

		29,335,276

	Consumer Finance—2.9%
774,804	Capital One Financial Corp., 5.20%, Series G	19,238,383
1,171,546	Capital One Financial Corp., 6.00%, Series B	30,237,602
693,935	Capital One Financial Corp., 6.20%, Series F	18,521,125
619,862	Capital One Financial Corp., 6.25%, Series C	16,463,535
638,184	Capital One Financial Corp., 6.70%, Series D(b)	17,926,589
763,148	Discover Financial Services, 6.50%, Series B	19,986,846
176,062	GMAC Capital Trust I, 6.60%, Series 2	4,494,863
433,837	Navient Corp., 6.00%	9,921,852

		136,790,795

	Diversified Telecommunication Services—3.3%
1,362,626	Qwest Corp., 6.13%(b)	34,406,306
1,310,586	Qwest Corp., 6.50%(b)	33,341,308
487,157	Qwest Corp., 6.63%(b)	12,451,733
573,065	Qwest Corp., 6.88%	14,785,077
578,256	Qwest Corp., 7.00%(b)	14,687,702
254,340	Qwest Corp., 7.00%	6,724,750
485,530	Qwest Corp., 7.00%(b)	12,526,674
334,221	Qwest Corp., 7.50%(b)	8,495,898

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services (continued)
677,076	Verizon Communications, Inc., 5.90%	$18,138,866

		155,558,314

	Electric Utilities—6.8%
316,741	BGE Capital Trust II, 6.20%	8,156,081
683,100	Duke Energy Corp., 5.13%	17,828,910
365,806	Entergy Arkansas, Inc., 4.88%	8,965,905
39,176	Entergy Arkansas, Inc., 4.90%	991,153
300,778	Entergy Louisiana LLC, 4.88%	7,429,216
349,132	Entergy Louisiana LLC, 5.25%	9,011,097
362,837	Entergy Mississippi, Inc., 4.90%	8,871,365
266,196	Entergy New Orleans, Inc., 5.50%	7,000,955
629,517	Entergy Texas, Inc., 5.63%	17,236,175
270,799	Interstate Power & Light Co., 5.10%, Series D	7,273,661
1,029,198	NextEra Energy Capital Holdings, Inc., 5.00%(b)	25,729,950
816,144	NextEra Energy Capital Holdings, Inc., 5.13%, Series I	20,452,569
656,366	NextEra Energy Capital Holdings, Inc., 5.25%, Series K	16,501,041
393,925	NextEra Energy Capital Holdings, Inc., 5.63%, Series H	10,084,480
486,039	NextEra Energy Capital Holdings, Inc., 5.70%, Series G	12,432,878
158,631	Pacific Gas & Electric Co., 6.00%, Series A(b)	5,188,820
600,694	PPL Capital Funding, Inc., 5.90%, Series B	15,654,086
1,293,372	SCE Trust I, 5.63%	33,084,456
236,143	SCE Trust III, 5.75%, Series H	6,777,304
419,507	SCE Trust IV, 5.38%, Series J	11,687,465
376,792	SCE Trust V, 5.45%, Series K	10,625,534
999,367	Southern Co. (The), 5.25%	24,864,251
1,353,207	Southern Co. (The), 6.25%	36,144,159

		321,991,511

	Equity Real Estate Investment Trusts—8.8%
184,439	Alexandria Real Estate Equities, Inc., 6.45%, Series E	4,719,794
136,574	Boston Properties, Inc., 5.25%(b)	3,571,410
394,448	DDR Corp., 6.50%, Series J	10,137,314
405,752	Digital Realty Trust, Inc., 5.88%, Series G	10,452,172
325,264	Digital Realty Trust, Inc., 6.35%, Series I	8,674,791
478,570	Digital Realty Trust, Inc., 6.63%, Series F	12,251,392
484,063	Digital Realty Trust, Inc., 7.38%, Series H	13,423,067
268,432	DuPont Fabros Technology, Inc., 6.63%, Series C(b)	7,381,880
144,804	EPR Properties, 6.63%, Series F(b)	3,764,904
253,316	Equity Commonwealth, 5.75%	6,413,961
408,808	Government Properties Income Trust, 5.88%	10,453,221
386,410	Hospitality Properties Trust, 7.13%, Series D	9,791,629
73,482	Kilroy Realty Corp., 6.38%, Series H	1,873,791
65,912	Kilroy Realty Corp., 6.88%, Series G	1,668,233
789,287	Kimco Realty Corp., 6.00%, Series I(b)	20,016,318

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

125

PowerShares Preferred Portfolio (PGX) (continued)

October 31, 2016

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Equity Real Estate Investment Trusts (continued)
441,762	National Retail Properties, Inc., 5.20%, Series F(b)	$10,867,345
435,331	National Retail Properties, Inc., 5.70%, Series E	11,153,180
387,472	National Retail Properties, Inc., 6.63%, Series D	9,899,910
248,265	PS Business Parks, Inc., 5.20%, Series W(b)	6,194,212
244,087	PS Business Parks, Inc., 5.70%, Series V	6,302,326
552,948	PS Business Parks, Inc., 6.00%, Series T	14,078,056
470,258	PS Business Parks, Inc., 6.45%, Series S	11,949,256
677,142	Public Storage, 4.90%, Series E	16,413,922
496,244	Public Storage, 4.95%, Series D	12,207,602
418,706	Public Storage, 5.13%, Series C(b)	10,702,125
460,739	Public Storage, 5.20%, Series W(b)	11,711,985
872,025	Public Storage, 5.40%, Series B	22,480,804
302,869	Public Storage, 5.88%, Series A	8,089,631
287,887	Public Storage, 5.90%, Series S	7,289,299
395,360	Public Storage, 6.00%, Series Z	10,654,952
260,328	Public Storage, 6.38%, Series Y	7,109,558
546,738	Realty Income Corp., 6.63%, Series F(b)	13,941,819
322,481	Regency Centers Corp., 6.63%, Series 6	8,213,591
495,728	Senior Housing Properties Trust, 5.63%	12,343,627
336,960	Senior Housing Properties Trust, 6.25%	8,747,482
325,506	SL Green Realty Corp., 6.50%, Series I	8,459,901
356,748	Ventas Realty LP/Ventas Capital Corp., 5.45%	9,460,957
221,030	Vornado Realty Trust, 5.40%, Series L(b)	5,558,905
574,983	Vornado Realty Trust, 5.70%, Series K(b)	14,564,319
728,783	Vornado Realty Trust, 6.63%, Series I	18,540,240
141,126	Washington Prime Group, Inc., 6.88%, Series I	3,570,488
384,901	Welltower, Inc., 6.50%, Series J(b)	9,761,089

		414,860,458

	Industrial Conglomerates—1.6%
1,210,340	General Electric Co., 4.70%	31,275,186
944,832	General Electric Co., 4.88%(b)	24,688,460
798,052	General Electric Co., 4.88%	20,509,936

		76,473,582

	Insurance—12.1%
1,768,471	Aegon NV, 6.38% (Netherlands)	45,025,272
881,039	Aegon NV, 8.00% (Netherlands)	23,418,017
675,882	Aflac, Inc., 5.50%(b)	17,478,308
622,628	Allstate Corp. (The), 5.10%	16,723,788
423,987	Allstate Corp. (The), 5.63%	11,155,098
331,076	Allstate Corp. (The), 6.25%, Series F	9,021,821
1,159,641	Allstate Corp. (The), 6.63%, Series E	31,495,850
501,867	Allstate Corp. (The), 6.75%, Series C	13,555,428
155,268	American Financial Group, Inc., 6.00%(b)	4,161,182
390,727	American Financial Group, Inc., 6.25%	10,260,491
351,922	American Financial Group, Inc., 6.38%(b)	9,160,530
614,231	Arch Capital Group Ltd., 5.25%, Series E (Bermuda)	14,974,952
451,231	Arch Capital Group Ltd., 6.75%, Series C (Bermuda)	11,537,977

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Insurance (continued)
172,913	Argo Group US, Inc., 6.50%	$4,449,051
288,582	Aspen Insurance Holdings Ltd., 5.63% (Bermuda)(b)	7,379,042
227,018	Aspen Insurance Holdings Ltd., 5.95% (Bermuda)	6,460,932
415,033	Aspen Insurance Holdings Ltd., 7.25% (Bermuda)	10,707,851
453,832	Assured Guaranty Municipal Holdings, Inc., 6.25%	12,071,931
552,619	Aviva PLC, 8.25% (United Kingdom)(b)	14,163,625
280,289	Axis Capital Holdings Ltd., 5.50%, Series D	7,127,749
612,500	Axis Capital Holdings Ltd., 5.50%, Series E	15,245,125
47,893	Axis Capital Holdings Ltd., 6.88%, Series C	1,228,455
317,329	Endurance Specialty Holdings Ltd., 6.35%, Series C	8,453,645
244,661	Hanover Insurance Group, Inc. (The), 6.35%	6,295,128
836,959	Hartford Financial Services Group, Inc. (The), 7.88%	26,180,077
206,462	Kemper Corp., 7.38%	5,510,471
203,032	Maiden Holdings Ltd., 7.13%, Series C	5,284,923
477,975	Maiden Holdings Ltd., 8.25%, Series A	12,465,588
199,410	Maiden Holdings North America Ltd., 7.75%	5,348,176
511,984	PartnerRe Ltd., 5.88%, Series I (Bermuda)	14,043,721
477,870	PartnerRe Ltd., 7.25%, Series H (Bermuda)	14,240,526
586,026	Protective Life Corp., 6.25%(b)	15,137,052
983,625	Prudential Financial, Inc., 5.70%	25,544,741
728,441	Prudential Financial, Inc., 5.75%(b)	19,223,558
716,927	Prudential PLC, 6.50% (United Kingdom)	18,704,625
539,360	Reinsurance Group of America, Inc., 5.75%(b)	15,468,845
568,181	Reinsurance Group of America, Inc., 6.20%	16,244,295
539,629	RenaissanceRe Holdings Ltd., 5.38%, Series E (Bermuda)	13,836,088
255,075	Selective Insurance Group, Inc., 5.88%	6,519,717
140,148	Torchmark Corp., 5.88%	3,622,826
447,004	Torchmark Corp., 6.13%	12,082,518
204,468	Validus Holdings Ltd., 5.88%, Series A	5,183,264
482,759	WR Berkley Corp., 5.63%	12,373,113
441,248	WR Berkley Corp., 5.75%	11,357,723
110,153	WR Berkley Corp., 5.90%	2,880,501

		572,803,596

	Internet Software & Services—0.6%
1,014,600	eBay, Inc., 6.00%(b)	26,937,630

	Machinery—0.6%
1,034,336	Stanley Black & Decker, Inc., 5.75%(b)	26,768,616

	Media—0.2%
379,534	Comcast Corp., 5.00%(b)	9,856,498

	Mortgage Real Estate Investment Trusts—0.2%
451,328	Wells Fargo Real Estate Investment Corp., 6.38%, Series A	12,221,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

PowerShares Preferred Portfolio (PGX) (continued)

October 31, 2016

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Multi-Utilities—1.5%
1,097,268	Dominion Resources, Inc., 5.25%, Series A	$27,354,891
401,471	DTE Energy Co., 5.38%, Series B	10,141,158
670,875	DTE Energy Co., 6.50%	17,087,186
541,521	Integrys Holding, Inc., 6.00%	14,512,763

		69,095,998

	Oil, Gas & Consumable Fuels—0.1%
171,016	Targa Resources Partners LP, 9.00%, Series A	4,584,939

	Thrifts & Mortgage Finance—0.1%
184,403	Astoria Financial Corp., 6.50%, Series C	4,823,982

	Trading Companies & Distributors—0.1%
191,230	GATX Corp., 5.63%	4,880,190

	Wireless Telecommunication Services—1.3%
400,546	Telephone & Data Systems, Inc., 5.88%	10,169,863
741,170	Telephone & Data Systems, Inc., 6.63%(b)	19,203,715
485,596	United States Cellular Corp., 6.95%(b)	12,688,623
355,512	United States Cellular Corp., 7.25%	9,303,749
414,472	United States Cellular Corp., 7.25%	10,987,653

		62,353,603

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $4,656,334,512)—100.2%	4,742,826,708

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.2%
101,889,369	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(c)(d) (Cost $101,889,369)	101,889,369

	Total Investments (Cost $4,758,223,881)—102.4%	4,844,716,077
	Other assets less liabilities—(2.4)%	(113,871,570)

	Net Assets—100.0%	$4,730,844,507

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2016.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	10.8%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

127

Schedule of Investments

PowerShares Variable Rate Preferred Portfolio (VRP)

October 31, 2016

Number of Shares		Value
	Preferred Stocks and Other Equity Interests—59.4%(a)
	Banks—29.3%
166,900	Bank of America Corp., 3.00%, Series H	$3,361,366
117,256	Bank of America Corp., 4.00%, Series 4	2,809,454
213,969	Bank of America Corp., 4.00%, Series 5	5,028,272
169,088	Bank of America Corp., 4.00%, Series E	3,868,733
1,259,238	Citigroup Capital XIII, 7.26%	32,752,780
840,296	Citigroup, Inc., 6.88%, Series K	24,108,092
524,390	Citigroup, Inc., 7.13%, Series J	14,955,603
262,139	Fifth Third Bancorp, 6.63%, Series I	7,866,791
68,751	FNB Corp., 7.25%	2,048,092
214,649	KeyCorp, 8.63%, Series C	5,602,339
508,430	Merrill Lynch Capital Trust I, 6.45%, Series K	12,964,965
345,171	Merrill Lynch Capital Trust III, 7.38%	9,209,162
94,900	People’s United Financial, Inc., 5.63%, Series A	2,476,890
865,141	PNC Financial Services Group, Inc. (The), 6.13%, Series P	24,396,976
286,689	Regions Financial Corp., 6.38%, Series B	8,248,043
161,096	Santander Finance Preferred SAU, 4.00%, Series 6 (Spain)	3,859,860
106,970	SunTrust Banks, Inc., 4.00%	2,487,053
79,530	Synovus Financial Corp., 7.88%, Series C	2,260,243
566,290	U.S. Bancorp, 3.50%, Series B	13,942,060
613,115	U.S. Bancorp, 6.00%, Series G	15,701,875
622,624	U.S. Bancorp, 6.50%, Series F	18,274,014
69,960	Valley National Bancorp, 6.25%, Series A	2,016,947
973,166	Wells Fargo & Co., 5.85%	25,925,142
473,620	Wells Fargo & Co., 6.63%	13,976,526
76,345	Wintrust Financial Corp., 6.50%, Series D	2,153,693
91,100	Zions Bancorp, 6.30%, Series G	2,851,430

		263,146,401

	Capital Markets—14.6%
410,635	Goldman Sachs Group, Inc. (The), 3.75%, Series A	9,062,714
111,571	Goldman Sachs Group, Inc. (The), 4.00%, Series C	2,500,306
750,921	Goldman Sachs Group, Inc. (The), 4.00%, Series D	16,835,649
563,422	Goldman Sachs Group, Inc. (The), 5.50%, Series J	14,688,411
385,205	Goldman Sachs Group, Inc. (The), 6.38%, Series K	10,989,899
605,047	Morgan Stanley, 4.00%, Series A	13,861,627
561,643	Morgan Stanley, 6.38%, Series I	15,501,347
477,930	Morgan Stanley, 6.88%, Series F	13,888,646
484,958	Morgan Stanley, 7.13%, Series E	14,151,074
288,672	State Street Corp., 5.35%, Series G	7,727,749
433,371	State Street Corp., 5.90%, Series D	12,156,057

		131,363,479

	Commercial Services & Supplies—0.7%
243,197	NuStar Logistics LP, 7.63%	6,228,275

	Consumer Finance—4.4%
1,548,355	GMAC Capital Trust I, 6.60%, Series 2	39,529,503

	Electric Utilities—1.7%
169,008	SCE Trust III, 5.75%, Series H	4,850,530
199,277	SCE Trust IV, 5.38%, Series J	5,551,857
179,272	SCE Trust V, 5.45%, Series K	5,055,470

		15,457,857

	Food Products—1.8%
305,025	CHS, Inc., 6.75%, Series 3	8,571,203
261,569	CHS, Inc., 7.10%, Series 2	7,742,442

		16,313,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

October 31, 2016

Number of Shares				Value
	Preferred Stocks and Other Equity Interests (continued)
	Insurance—5.9%
157,024	Aegon NV, 4.00%, Series 1 (Netherlands)			$3,902,046
306,080	Allstate Corp. (The), 5.10%			8,221,309
168,707	Aspen Insurance Holdings Ltd., 5.95% (Bermuda)			4,801,401
82,228	Aspen Insurance Holdings Ltd., 7.40% (Bermuda)			2,077,902
353,073	Hartford Financial Services Group, Inc. (The), 7.88%			11,044,123
358,066	MetLife, Inc., 4.00%, Series A			9,062,651
233,217	Reinsurance Group of America, Inc., 5.75%			6,688,664
244,494	Reinsurance Group of America, Inc., 6.20%			6,990,083

				52,788,179

	Mortgage Real Estate Investment Trusts—0.2%
63,824	Resource Capital Corp., 8.63%			1,448,805

	Multi-Utilities—0.6%
217,102	Integrys Holding, Inc., 6.00%			5,818,334

	Oil, Gas & Consumable Fuels—0.2%
76,710	Targa Resources Partners LP, 9.00%, Series A			2,056,595

	Total Preferred Stocks and Other Equity Interests (Cost $520,544,106)			534,151,073

Principal Amount		Interest Rate	Maturity Date
	Corporate Bonds—40.2%
	Banks—10.3%
$6,095,000	BAC Capital Trust XIV, Series G	4.000%	09/29/2049	5,074,088
10,992,000	Goldman Sachs Capital II	4.000	12/29/2049	9,082,140
2,284,000	Goldman Sachs Capital III, Series APE	4.000	09/29/2049	1,887,155
11,915,000	JPMorgan Chase Capital XXI, Series U(b)	1.709	02/02/2037	10,068,175
9,136,000	JPMorgan Chase Capital XXIII(b)	1.817	05/15/2047	7,308,800
7,200,000	Mellon Capital IV, Series 1	4.000	06/29/2049	6,318,000
11,521,000	State Street Capital Trust IV(b)	1.850	06/15/2037	9,949,639
9,460,000	USB Capital IX	3.500	10/29/2049	8,135,600
34,992,000	Wachovia Capital Trust III	5.570	03/29/2049	35,079,480

				92,903,077

	Diversified Financial Services—1.5%
2,045,000	GE Capital Trust I(b)	6.375	11/15/2067	2,124,244
5,753,000	National Rural Utilities Cooperative Finance Corp.	4.750	04/30/2043	5,889,150
4,750,000	National Rural Utilities Cooperative Finance Corp.	5.250	04/20/2046	5,086,386

				13,099,780

	Electric—4.4%
9,919,000	Dominion Resources, Inc.(b)	5.750	10/01/2054	10,350,938
16,953,000	Emera, Inc., Series 16-A (Canada)	6.750	06/15/2076	18,767,276
4,690,000	NextEra Energy Capital Holdings, Inc.(b)	2.913	10/01/2066	4,083,166
7,076,000	WEC Energy Group, Inc.	6.250	05/15/2067	6,226,880

				39,428,260

	Hand/Machine Tools—0.7%
5,755,000	Stanley Black & Decker, Inc.	5.750	12/15/2053	6,179,431

	Insurance—16.4%
11,484,000	Allstate Corp. (The)	5.750	08/15/2053	12,359,655
14,374,000	Chubb Corp. (The)	6.375	04/15/2037	13,673,267
3,374,000	Everest Reinsurance Holdings, Inc.	6.600	05/15/2037	2,956,467
8,375,000	Genworth Holdings, Inc.	6.150	11/15/2066	4,061,875
7,143,000	Hartford Financial Services Group, Inc. (The)	8.125	06/15/2038	7,857,300
10,200,000	Lincoln National Corp.(b)	3.162	05/17/2066	8,172,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

129

PowerShares Variable Rate Preferred Portfolio (VRP) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Insurance (continued)
$7,095,000	Lincoln National Corp.	6.050%	04/20/2067	$5,613,919
5,750,000	Principal Financial Group, Inc.	4.700	05/15/2055	5,710,357
8,364,000	Prudential Financial, Inc.	8.875	06/15/2038	9,315,405
14,040,000	Prudential Financial, Inc.	5.875	09/15/2042	15,479,100
21,038,000	Prudential Financial, Inc.	5.625	06/15/2043	22,773,635
7,045,000	Prudential Financial, Inc.	5.200	03/15/2044	7,247,544
14,005,000	Prudential Financial, Inc.	5.375	05/15/2045	14,652,731
4,605,000	Reinsurance Group of America, Inc.(b)	3.515	12/15/2065	3,879,713
3,505,000	StanCorp Financial Group, Inc.	6.900	06/01/2067	2,852,194
10,671,000	Voya Financial, Inc.	5.650	05/15/2053	10,697,677

				147,303,589

	Miscellaneous Manufacturing—0.5%
3,970,000	General Electric Co., GMTN	6.375	11/15/2067	4,123,837

	Pipelines—6.4%
7,445,000	Enterprise Products Operating LLC, Series A(b)	4.464	08/01/2066	7,147,200
9,712,000	Enterprise Products Operating LLC, Series B	7.034	01/15/2068	10,306,860
14,160,000	TransCanada Pipelines Ltd. (Canada)	6.350	05/15/2067	11,432,784
10,610,000	TransCanada Trust (Canada)	5.625	05/20/2075	10,835,463
17,050,000	TransCanada Trust, Series 16-A (Canada)	5.875	08/15/2076	18,286,125

				58,008,432

	Total Corporate Bonds (Cost $351,980,530)			361,046,406

	Total Investments (Cost $872,524,636)—99.6%			895,197,479

	Other assets less liabilities—0.4%			3,862,199

	Net Assets—100.0%			$899,059,678

Investment Abbreviations:

GMTN—Global Medium-Term Note

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Variable rate coupon. Stated interest rate was in effect at October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

Schedule of Investments

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

October 31, 2016

Principal Amount		Interest Rate(a)	Maturity Date	Value
	Municipal Bonds—97.3%(b)
	College Revenue—8.5%
$2,500,000	Michigan State University Rev. (General Remarketed 2/25/15) Ser. 00A	0.630%	08/15/2030	$2,500,000
600,000	Rhode Island State Health & Educational Building Corp. Rev. (Catholic School Pool Program) Ser. 05A (LOC—Citizens Bank of Rhode Island)(c)	0.600	04/01/2035	600,000
2,000,000	WACO Texas Educational Finance Corp. Rev. Ref. (Baylor University) Ser. 08A (LOC—Bank of New York Mellon Trust)(c)	0.640	02/01/2032	2,000,000

				5,100,000

	Electric Power Revenue—4.2%
300,000	Orlando Florida Utilities Commission Utility System Rev. (Remarketed 04/07/11) Ser. 08-1	0.600	10/01/2033	300,000
2,225,000	Sevier County Tennessee Public Building Auth. (Local Government Improvement Program) Ser. 10V-D-1 (LOC—Bank of America, N.A.)(c)	0.650	06/01/2026	2,225,000

				2,525,000

	Health, Hospital, Nursing Home Revenue—31.0%
1,800,000	ABAG Finance Auth. For Nonprofit Corporations (Sharp HealthCare) Ser. 09A (LOC—Bank of America, N.A.)(c)	0.530	08/01/2024	1,800,000
195,000	Arizona State Health Facilities Auth. (Banner Health) Ser. 08F (LOC—JPMorgan Chase Bank)(c)	0.650	01/01/2029	195,000
2,500,000	Charlotte-Mecklenburg Hospital Auth. North Carolina Health Care System Rev. Ref. (Carolina-Remarketed) Ser. 07C	0.630	01/15/2037	2,500,000
2,400,000	Cleveland-Cuyahoga County Ohio Port Auth. (Carnegie/89th Garage Project) Ser. 07 (LOC—JPMorgan Chase Bank)(c)	0.610	01/01/2037	2,400,000
2,500,000	Connecticut State Health & Educational Facilities Auth. Rev. (Yale New Heaven Hospital) Ser. 13O (LOC—Wells Fargo Bank, N.A.)(c)	0.590	07/01/2053	2,500,000
195,000	DeKalb Georgia Private Hospital Auth. (Children’s Healthcare of Atlanta) Ser. 08	0.600	07/01/2042	195,000
300,000	Louisiana State Public Facilities Auth. Rev. Ref. (Christus Health) Ser. 09B2 (LOC—Bank of New York Mellon Trust)(c)	0.600	07/01/2047	300,000
2,900,000	Maryland State Health & Higher Educational Facilities Auth. Rev. (University of Maryland Medical Systems) Ser. 07A (LOC—Wells Fargo Bank, N.A.)(c)	0.630	07/01/2034	2,900,000
2,500,000	Missouri State Health & Educational Facilities Auth. (BJC Health System) Ser. 08C	0.600	05/15/2038	2,500,000
3,000,000	North Carolina Medical Care Commission Health Care Facilities (Pennybyrn at Maryfield) Ser. 05A	0.710	11/01/2034	3,000,000
100,000	Rochester Minnesota Health Care Facilities Rev. (Mayo Foundation—Remarketed 04/10/08) Ser. 02A	0.580	08/15/2032	100,000
135,000	University of North Carolina at Chapel Hill Rev. Ref. Ser. 03B	0.590	02/01/2029	135,000

				18,525,000

	Highway Tolls Revenue—11.7%
3,825,000	Bay Area California Auth. Toll Bridge Rev. Ser. 07 (LOC—Sumitomo Mitsui Banking)(c)	0.520	04/01/2047	3,825,000
185,000	Massachusetts State Department of Transportation Highway System Rev. Ref. (Contract Assistance—Remarketed 11/20/14) Ser. 10A7	0.600	01/01/2029	185,000
3,000,000	Texas State Transportation Commission Rev. (First Tier) Ser. 06B	0.800	04/01/2026	3,000,000

				7,010,000

	Hotel Occupancy Tax—0.5%
300,000	Kansas City Missouri Special Obligation Ref. (H. Roe Bartle) Ser. 08F (LOC—Sumitomo Mitsui Banking)(c)	0.600	04/15/2025	300,000

	Income Tax Revenue—3.3%
2,000,000	New York City Transitional Finance Auth. Rev. (Future Tax Secured) Sub.-Ser. 99-B3	0.650	11/01/2028	2,000,000

	Lease Revenue—3.9%
2,300,000	Orange County Florida School Board COP Ser. 08C (LOC—Bank of America, N.A.)(c)	0.630	08/01/2025	2,300,000

	Local or GTD Housing—8.3%
2,500,000	Indianapolis Indiana Multifamily Housing Rev. (Capital Place-Convington) Ser. 08 (LOC—Fannie Mae)(c)	0.620	05/15/2038	2,500,000
2,450,000	New York State Housing Finance Agency Rev. (222 E 44th Street Housing) Ser. 15A (LOC—Bank of China)(c)	0.720	05/01/2050	2,450,000

				4,950,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

131

PowerShares VRDO Tax-Free Weekly Portfolio (PVI) (continued)

October 31, 2016

Principal Amount		Interest Rate(a)	Maturity Date	Value
	Municipal Bonds (continued)
	Miscellaneous Revenue—7.3%
$1,990,000	Clarksville Tennessee Public Building Auth. Rev. (Pooled Financing Tennessee Municipal Bond Fund) Ser. 99 (LOC—Bank of America, N.A.)(c)	0.680%	06/01/2029	$1,990,000
200,000	Montgomery County Tennessee Public Building Auth. (Pooled Funding Government Obligation—Tennessee County Loan Pool) Ser. 95 (LOC—Bank of America, N.A.)(c)	0.680	03/01/2025	200,000
200,000	New York State Housing Finance Agency Service Contract Rev. Ref. (Remarketed 10/08/08) Ser. 03L (LOC—Bank of America, N.A.)(c)	0.530	09/15/2021	200,000
2,000,000	New York State Urban Development Corp. Rev. Ref. (CVS Contract) Ser. 08A-1 (LOC—Wells Fargo Bank, N.A.)(c)	0.630	01/01/2030	2,000,000

				4,390,000

	Multiple Utility Revenue—4.2%
2,500,000	Colorado Springs Colorado Utilities Rev. (Sub.-Lien Improvement) Ser. 06B	0.690	11/01/2036	2,500,000

	Sales Tax Revenue—9.4%
3,130,000	Florida State Department of Environmental Protection Preservation Rev. (Everglades Restoration) Ser. 07A AGC	0.670	07/01/2027	3,130,000
2,500,000	San Diego County California Regional Transportation Commission (Limited Tax) Ser. 08C	0.580	04/01/2038	2,500,000

				5,630,000

	Transit Revenue—0.3%
200,000	Texas State Multi-Mode Mobility Fund Ser. 06B	0.600	04/01/2036	200,000

	Water Revenue—4.7%
100,000	Charlotte North Carolina Water & Sewer System Rev. Ser. 06B	0.580	07/01/2036	100,000
2,500,000	JEA Florida Water & Sewer System Rev. Ser. 08B	0.640	10/01/2041	2,500,000
200,000	Massachusetts State Water Resources Auth. Ref. (Remarketed 05/07/11) Ser. 08C-2	0.630	11/01/2026	200,000

				2,800,000

	Total Investments (Cost $58,230,000)(d)—97.3%			58,230,000
	Other assets less liabilities—2.7%			1,600,588

	Net Assets—100.0%			$59,830,588

Investment Abbreviations:

AGC—Assured Guaranty Corp.

Auth.—Authority

COP—Certificate of Participation

GTD—Grant To Date

LOC—Letter of Credit

Ref.—Refunding

Rev.—Revenue

Ser.—Series

Sub.—Subordinated

Notes to Schedule of Investments:

(a)	Variable rate coupon. Stated interest rate was in effect at October 31, 2016.
(b)	Demand Securities payable upon demand by the Fund for an amount equal to par value plus accrued interest at specified time intervals.
(c)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(d)	The following table provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio, as of October 31, 2016. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Bank of America, N.A.	15.0%
Wells Fargo Bank, N.A.	12.7
Sumitomo Mitsui Banking	7.1
Assured Guaranty Corp.	5.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

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Statements of Assets and Liabilities

October 31, 2016

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)	PowerShares Build America Bond Portfolio (BAB)	PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)	PowerShares CEF Income Composite Portfolio (PCEF)
Assets:
Unaffiliated investments, at value(a)	$219,484,305	$1,012,154,980	$187,455,013	$632,582,066
Affiliated investments, at value	76,586	40,960,612	—	9,989,710

Total investments, at value	219,560,891	1,053,115,592	187,455,013	642,571,776
Cash	—	—	570,513	—
Cash segregated as collateral	—	—	—	—
Receivables:
Dividends and interest	1,957,703	14,736,270	2,234,014	698,744
Shares sold	—	3,075,497	—	—
Investments sold	—	—	—	—
Securities lending	—	—	—	—

Total Assets	221,518,594	1,070,927,359	190,259,540	643,270,520

Liabilities:
Due to custodian	—	—	—	523,032
Due to foreign custodian	—	—	—	—
Payables:
Investments purchased	—	—	592,935	—
Collateral upon return of securities loaned	—	—	—	—
Collateral upon receipt of securities in-kind	—	—	—	—
Shares repurchased	—	—	—	—
Accrued unitary management fees	47,073	248,072	46,553	274,424
Accrued expenses	—	—	—	—

Total Liabilities	47,073	248,072	639,488	797,456

Net Assets	$221,471,521	$1,070,679,287	$189,620,052	$642,473,064

Net Assets Consist of:
Shares of beneficial interest	$218,482,753	$994,970,742	$186,601,765	$680,924,922
Undistributed net investment income	—	—	—	—
Undistributed net realized gain (loss)	(671,608)	(12,782)	(1,682,834)	(28,247,929)
Net unrealized appreciation (depreciation)	3,660,376	75,721,327	4,701,121	(10,203,929)

Net Assets	$221,471,521	$1,070,679,287	$189,620,052	$642,473,064

Shares outstanding (unlimited amount authorized, $0.01 par value)	6,550,000	34,900,000	7,250,000	28,900,000
Net asset value	$33.81	$30.68	$26.15	$22.23

Market price	$33.84	$30.74	$26.21	$22.23

Unaffiliated investments, at cost	$215,823,929	$936,433,653	$182,753,892	$642,353,449

Affiliated investments, at cost	$76,586	$40,960,612	$—	$10,422,256

Total investments, at cost	$215,900,515	$977,394,265	$182,753,892	$652,775,705

Foreign currencies, at cost	$—	$—	$—	$—

(a) Includes securities on loan with an aggregate value of:	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

134

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

$48,878,427	$4,057,314,124	$1,073,100,507	$57,346,378
—	118,883,050	2,593,269	240,332

48,878,427	4,176,197,174	1,075,693,776	57,586,710
—	1,767,068	186,198	—
—	17,618,723	559,345	—

622,676	55,696,392	15,101,695	514,900
—	19,870,165	532,704	3,876,936
1,177,779	15,123,529	13,729,352	—
—	61,294	—	—

50,678,882	4,286,334,345	1,105,803,070	61,978,546

587,527	—	—	—
8,431	—	—	—

—	19,658,514	3,473,607	3,814,732
—	106,777,370	—	—
—	17,618,723	559,345	—
—	14,934,940	13,170,957	—
17,678	1,748,152	461,983	9,784
583	—	—	—

614,219	160,737,699	17,665,892	3,824,516

$50,064,663	$4,125,596,646	$1,088,137,178	$58,154,030

$57,738,307	$4,123,594,669	$1,078,895,055	$57,105,783
—	877,522	—	—
(3,847,770)	(81,021,960)	(22,411,164)	(61,295)
(3,825,874)	82,146,415	31,653,287	1,109,542

$50,064,663	$4,125,596,646	$1,088,137,178	$58,154,030

2,200,000	138,400,000	57,900,000	2,250,000
$22.76	$29.81	$18.79	$25.85

$22.71	$29.70	$18.70	$25.87

$52,695,417	$3,975,167,709	$1,041,447,220	$56,236,836

$—	$118,883,050	$2,593,269	$240,332

$52,695,417	$4,094,050,759	$1,044,040,489	$56,477,168

$(8,414)	$—	$—	$—

$—	$105,175,049	$—	$—

135

Statements of Assets and Liabilities (continued)

October 31, 2016

	PowerShares Global Short Term High Yield Bond Portfolio (PGHY)	PowerShares International Corporate Bond Portfolio (PICB)	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)	PowerShares National AMT-Free Municipal Bond Portfolio (PZA)
Assets:
Unaffiliated investments, at value(a)	$65,237,704	$158,479,172	$21,972,880	$1,347,381,028
Affiliated investments, at value	1,951,557	891,729	410,163	—

Total investments, at value	67,189,261	159,370,901	22,383,043	1,347,381,028
Cash	33,688	—	—	14,814,719
Cash segregated as collateral	2,332,450	—	—	—
Receivables:
Dividends and interest	1,202,286	2,042,426	174,332	17,661,952
Shares sold	2,220,143	—	—	1,287,783
Investments sold	146,670	911,703	—	—
Securities lending	—	—	—	—
Foreign tax reclaims	—	89,818	—	—

Total Assets	73,124,498	162,414,848	22,557,375	1,381,145,482

Liabilities:
Due to custodian	—	—	—	—
Due to foreign custodian	—	270,707	—	—
Payables:
Investments purchased	1,910,268	1,534,772	—	1,185,870
Collateral upon return of securities loaned	—	—	—	—
Collateral upon receipt of securities in-kind	2,332,450	—	—	—
Accrued unitary management fees	19,284	70,311	3,870	326,576

Total Liabilities	4,262,002	1,875,790	3,870	1,512,446

Net Assets	$68,862,496	$160,539,058	$22,553,505	$1,379,633,036

Net Assets Consist of:
Shares of beneficial interest	$69,246,570	$176,185,416	$22,436,750	$1,318,962,726
Undistributed net investment income	—	—	—	—
Undistributed net realized gain (loss)	(995,403)	—	(25,669)	(1,304,618)
Net unrealized appreciation (depreciation)	611,329	(15,646,358)	142,424	61,974,928

Net Assets	$68,862,496	$160,539,058	$22,553,505	$1,379,633,036

Shares outstanding (unlimited amount authorized, $0.01 par value)	2,850,000	6,400,000	900,000	53,700,000
Net asset value	$24.16	$25.08	$25.06	$25.69

Market price	$24.23	$25.02	$25.14	$25.77

Unaffiliated investments, at cost	$64,626,375	$174,024,817	$21,830,456	$1,285,406,100

Affiliated investments, at cost	$1,951,557	$891,729	$410,163	$—

Total investments, at cost	$66,577,932	$174,916,546	$22,240,619	$1,285,406,100

Foreign currencies, at cost	$—	$(280,455)	$—	$—

(a) Includes securities on loan with an aggregate value of:	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

136

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)	PowerShares Preferred Portfolio (PGX)	PowerShares Variable Rate Preferred Portfolio (VRP)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

$61,945,356	$4,742,826,708	$895,197,479	$58,230,000
—	101,889,369	—	—

61,945,356	4,844,716,077	895,197,479	58,230,000
1,346,652	—	—	1,573,411
—	6,639	118,071	—

785,641	11,283,689	6,553,192	40,059
—	9,001,753	5,178,462	—
—	14,183,227	—	—
—	436,728	—	—
—	—	—	—

64,077,649	4,879,628,113	907,047,204	59,843,470

—	17,072,110	2,445,764	—
—	—	—	—

—	27,807,149	5,052,730	—
—	101,889,369	—	—
—	6,639	118,071	—
14,759	2,008,339	370,961	12,882

14,759	148,783,606	7,987,526	12,882

$64,062,890	$4,730,844,507	$899,059,678	$59,830,588

$62,063,018	$4,707,004,411	$877,308,204	$59,830,588
—	—	—	—
(580,686)	(62,652,100)	(921,369)	—
2,580,558	86,492,196	22,672,843	—

$64,062,890	$4,730,844,507	$899,059,678	$59,830,588

2,600,000	316,200,000	35,500,000	2,400,000
$24.64	$14.96	$25.33	$24.93

$24.67	$15.00	$25.42	$24.91

$59,364,798	$4,656,334,512	$872,524,636	$58,230,000

$—	$101,889,369	$—	$—

$59,364,798	$4,758,223,881	$872,524,636	$58,230,000

$—	$—	$—	$—

$—	$98,290,922	$—	$—

137

Statements of Operations

For the year ended October 31, 2016

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)	PowerShares Build America Bond Portfolio (BAB)	PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)	PowerShares CEF Income Composite Portfolio (PCEF)
Investment Income:
Unaffiliated interest income	$5,157,122	$38,209,118	$4,324,600	$—
Unaffiliated dividend income	—	—	—	39,619,626
Affiliated dividend income	1,210	116,263	—	570,787
Securities lending income	—	—	—	—

Total Income	5,158,332	38,325,381	4,324,600	40,190,413

Expenses:
Unitary management fees	589,510	2,432,020	391,332	3,097,524

Less: Waivers	(670)	(59,607)	—	(1,351)

Net Expenses	588,840	2,372,413	391,332	3,096,173

Net Investment Income	4,569,492	35,952,968	3,933,268	37,094,240

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(28,875)	4,593	156,626	(14,656,528)
In-kind redemptions	10,108,914	—	—	2,818,366
Distributions of underlying fund shares	—	—	—	260,282
Foreign currencies	—	—	—	—

Net realized gain (loss)	10,080,039	4,593	156,626	(11,577,880)

Change in net unrealized appreciation (depreciation) on:
Investment securities	683,766	36,415,568	1,450,367	32,412,423
Foreign currencies	—	—	—	—

Net change in unrealized appreciation (depreciation)	683,766	36,415,568	1,450,367	32,412,423

Net realized and unrealized gain (loss)	10,763,805	36,420,161	1,606,993	20,834,543

Net increase (decrease) in net assets resulting from operations	$15,333,297	$72,373,129	$5,540,261	$57,928,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

138

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

$2,225,344	$175,266,324	$41,925,545	$1,206,499
—	—	—	—
3,613	60,281	20,080	916
—	411,649	—	—

2,228,957	175,738,254	41,945,625	1,207,415

266,952	15,807,548	4,042,795	95,867

(2,044)	(31,730)	(10,652)	(517)

264,908	15,775,818	4,032,143	95,350

1,964,049	159,962,436	37,913,482	1,112,065

(3,565,322)	6,263,395	(9,364,823)	(40,240)
—	12,929,444	(7,399,854)	—
—	—	—	—
(122,498)	—	—	—

(3,687,820)	19,192,839	(16,764,677)	(40,240)

(592,519)	157,500,059	48,202,775	1,089,201
(10,405)	—	—	—

(602,924)	157,500,059	48,202,775	1,089,201

(4,290,744)	176,692,898	31,438,098	1,048,961

$(2,326,695)	$336,655,334	$69,351,580	$2,161,026

139

Statements of Operations (continued)

For the year ended October 31, 2016

	PowerShares Global Short Term High Yield Bond Portfolio (PGHY)	PowerShares International Corporate Bond Portfolio (PICB)	PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)	PowerShares National AMT-Free Municipal Bond Portfolio (PZA)
Investment Income:
Unaffiliated interest income	$2,791,750	$4,578,735	$265,330	$41,488,844
Unaffiliated dividend income	—	—	—	—
Affiliated dividend income	3,212	1,047	614	—
Securities lending income	—	—	—	—
Foreign withholding tax	(2,007)	—	—	—

Total Income	2,792,955	4,579,782	265,944	41,488,844

Expenses:
Unitary management fees	144,346	874,320	29,841	3,364,581

Less: Waivers	(1,757)	(605)	(385)	—

Net Expenses	142,589	873,715	29,456	3,364,581

Net Investment Income	2,650,366	3,706,067	236,488	38,124,263

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities*	215,825	(5,090,558)	(25,669)	3,949,289
In-kind redemptions	(119,956)	(2,791,802)	(3,748)	—
Foreign currencies	—	(152,918)	—	—

Net realized gain (loss)	95,869	(8,035,278)	(29,417)	3,949,289

Change in net unrealized appreciation (depreciation) on:
Investment securities	1,099,407	1,948,128	149,321	15,301,328
Foreign currencies	—	(81,516)	—	—

Net change in unrealized appreciation	1,099,407	1,866,612	149,321	15,301,328

Net realized and unrealized gain (loss)	1,195,276	(6,168,666)	119,904	19,250,617

Net increase (decrease) in net assets resulting from operations	$3,845,642	$(2,462,599)	$356,392	$57,374,880

*	Includes net gains (losses) from securities sold to affiliates of $109,099 and $(32,289) for PowerShares Preferred Portfolio and PowerShares Variable Rate Preferred Portfolio, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

140

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)	PowerShares Preferred Portfolio (PGX)	PowerShares Variable Rate Preferred Portfolio (VRP)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

$1,932,553	$—	$12,934,671	$214,660
–	237,368,878	21,546,201	–
–	28,419	10,992	–
–	5,701,513	–	–
–	(107,690)	(13,927)	–

1,932,553	242,991,120	34,477,937	214,660

152,790	19,825,790	3,115,065	171,302

–	(16,410)	(5,813)	–

152,790	19,809,380	3,109,252	171,302

1,779,763	223,181,740	31,368,685	43,358

491,670	(11,368,089)	(759,549)	950
–	19,781,478	648,104	–
–	–	–	–

491,670	8,413,389	(111,445)	950

329,137	24,855,342	29,032,847	–
–	–	–	–

329,137	24,855,342	29,032,847	–

820,807	33,268,731	28,921,402	950

$2,600,570	$256,450,471	$60,290,087	$44,308

141

Statements of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)		PowerShares Build America Bond Portfolio (BAB)
	2016	2015	2016	2015
Operations:
Net investment income	$4,569,492	$7,084,501	$35,952,968	$33,259,150
Net realized gain (loss)	10,080,039	11,374,720	4,593	7,860,126
Net change in unrealized appreciation (depreciation)	683,766	(10,829,679)	36,415,568	(28,768,560)

Net increase (decrease) in net assets resulting from operations	15,333,297	7,629,542	72,373,129	12,350,716

Distributions to Shareholders from:
Net investment income	(4,583,798)	(7,109,980)	(36,098,186)	(33,376,382)
Return of capital	—	—	—	—

Total distributions to shareholders	(4,583,798)	(7,109,980)	(36,098,186)	(33,376,382)

Shareholder Transactions:
Proceeds from shares sold	84,560,450	155,013,994	366,831,325	124,194,303
Value of shares repurchased	(141,116,828)	(167,890,135)	(10,287,020)	(122,670,963)
Transaction fees	—	—	1,019,948	1,186,257

Net increase (decrease) in net assets resulting from shares transactions	(56,556,378)	(12,876,141)	357,564,253	2,709,597

Increase (Decrease) in Net Assets	(45,806,879)	(12,356,579)	393,839,196	(18,316,069)

Net Assets:
Beginning of year	267,278,400	279,634,979	676,840,091	695,156,160

End of year	$221,471,521	$267,278,400	$1,070,679,287	$676,840,091

Undistributed net investment income at end of year	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	2,500,000	4,650,000	12,000,000	4,100,000
Shares repurchased	(4,150,000)	(5,200,000)	(350,000)	(4,200,000)
Shares outstanding, beginning of year	8,200,000	8,750,000	23,250,000	23,350,000

Shares outstanding, end of year	6,550,000	8,200,000	34,900,000	23,250,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

142

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)		PowerShares CEF Income Composite Portfolio (PCEF)		PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)		PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)
2016	2015	2016	2015	2016	2015	2016	2015

$3,933,268	$3,001,923	$37,094,240	$43,076,114	$1,964,049	$3,737,203	$159,962,436	$130,717,062
156,626	45,523	(11,577,880)	(7,778,414)	(3,687,820)	(5,446,478)	19,192,839	(58,606,662)
1,450,367	(483,236)	32,412,423	(52,015,355)	(602,924)	(1,943,613)	157,500,059	(27,719,771)

5,540,261	2,564,210	57,928,783	(16,717,655)	(2,326,695)	(3,652,888)	336,655,334	44,390,629

(3,933,268)	(3,001,923)	(38,325,657)	(42,122,623)	—	(828,895)	(160,711,766)	(129,090,210)
(31,261)	(15,761)	(11,635,257)	(13,115,497)	(1,961,665)	(2,916,799)	—	—

(3,964,529)	(3,017,684)	(49,960,914)	(55,238,120)	(1,961,665)	(3,745,694)	(160,711,766)	(129,090,210)

88,924,511	43,454,421	51,120,858	130,818,754	5,712,969	27,137,797	1,817,405,729	737,031,529
(10,467,305)	—	(45,299,178)	(50,091,984)	(33,420,127)	(104,986,441)	(521,137,848)	(428,358,201)
218,389	198,343	—	—	195,665	660,621	—	—

78,675,595	43,652,764	5,821,680	80,726,770	(27,511,493)	(77,188,023)	1,296,267,881	308,673,328

80,251,327	43,199,290	13,789,549	8,770,995	(31,799,853)	(84,586,605)	1,472,211,449	223,973,747

109,368,725	66,169,435	628,683,515	619,912,520	81,864,516	166,451,121	2,653,385,197	2,429,411,450

$189,620,052	$109,368,725	$642,473,064	$628,683,515	$50,064,663	$81,864,516	$4,125,596,646	$2,653,385,197

$—	$—	$—	$—	$—	$—	$877,522	$1,626,852

3,350,000	1,700,000	2,350,000	5,500,000	250,000	1,100,000	62,400,000	26,100,000
(400,000)	—	(2,150,000)	(2,200,000)	(1,450,000)	(4,350,000)	(18,500,000)	(15,300,000)
4,300,000	2,600,000	28,700,000	25,400,000	3,400,000	6,650,000	94,500,000	83,700,000

7,250,000	4,300,000	28,900,000	28,700,000	2,200,000	3,400,000	138,400,000	94,500,000

143

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2016 and 2015

	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)		PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)
	2016	2015	2016	2015
Operations:
Net investment income	$37,913,482	$27,511,534	$1,112,065	$811,367
Net realized gain (loss)	(16,764,677)	(12,545,740)	(40,240)	(47,795)
Net change in unrealized appreciation (depreciation)	48,202,775	(21,537,524)	1,089,201	(214,829)

Net increase (decrease) in net assets resulting from operations	69,351,580	(6,571,730)	2,161,026	548,743

Distributions to Shareholders from:
Net investment income	(37,984,421)	(27,639,812)	(1,112,065)	(828,174)
Net realized gains	—	—	—	—
Return of capital	—	—	(6,736)	—

Total distributions to shareholders	(37,984,421)	(27,639,812)	(1,118,801)	(828,174)

Shareholder Transactions:
Proceeds from shares sold	756,314,570	375,117,838	23,044,431	5,067,646
Value of shares repurchased	(365,845,423)	(240,375,664)	—	(1,259,216)
Transaction fees	—	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	390,469,147	134,742,174	23,044,431	3,808,430

Increase (Decrease) in Net Assets	421,836,306	100,530,632	24,086,656	3,528,999

Net Assets:
Beginning of year	666,300,872	565,770,240	34,067,374	30,538,375

End of year	$1,088,137,178	$666,300,872	$58,154,030	$34,067,374

Undistributed net investment income at end of year	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	41,700,000	20,000,000	900,000	200,000
Shares repurchased	(20,300,000)	(12,900,000)	—	(50,000)
Shares outstanding, beginning of year	36,500,000	29,400,000	1,350,000	1,200,000

Shares outstanding, end of year	57,900,000	36,500,000	2,250,000	1,350,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

144

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)		PowerShares International Corporate Bond Portfolio (PICB)		PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)		PowerShares National AMT-Free Municipal Bond Portfolio (PZA)
2016	2015	2016	2015	2016	2015	2016	2015

$2,650,366	$1,444,072	$3,706,067	$5,080,596	$236,488	$78,770	$38,124,263	$30,862,365
95,869	(1,176,562)	(8,035,278)	(6,959,443)	(29,417)	3,376	3,949,289	327,140
1,099,407	173,994	1,866,612	(17,441,060)	149,321	8,611	15,301,328	(4,528,122)

3,845,642	441,504	(2,462,599)	(19,319,907)	356,392	90,757	57,374,880	26,661,383

(2,650,366)	(1,444,072)	—	(236,037)	(237,571)	(78,801)	(38,124,263)	(30,862,365)
—	—	—	—	(7,046)	—	—	—
(40,811)	(7,319)	(3,733,321)	(4,826,517)	(1,098)	—	(189,479)	(118,036)

(2,691,177)	(1,451,391)	(3,733,321)	(5,062,554)	(245,715)	(78,801)	(38,313,742)	(30,980,401)

44,041,238	4,729,721	17,463,182	8,422,218	17,419,435	3,755,338	469,907,438	186,095,463
(3,362,542)	(14,079,177)	(40,184,962)	(57,832,047)	(1,246,709)	(3,753,674)	(7,925,010)	(24,895,192)
—	—	3,083	13,338	—	—	1,194,581	527,476

40,678,696	(9,349,456)	(22,718,697)	(49,396,491)	16,172,726	1,664	463,177,009	161,727,747

41,833,161	(10,359,343)	(28,914,617)	(73,778,952)	16,283,403	13,620	482,238,147	157,408,729

27,029,335	37,388,678	189,453,675	263,232,627	6,270,102	6,256,482	897,394,889	739,986,160

$68,862,496	$27,029,335	$160,539,058	$189,453,675	$22,553,505	$6,270,102	$1,379,633,036	$897,394,889

$—	$—	$—	$—	$—	$1,083	$—	$—

1,850,000	200,000	650,000	300,000	700,000	150,000	18,250,000	7,350,000
(150,000)	(600,000)	(1,550,000)	(2,150,000)	(50,000)	(150,001)	(300,000)	(1,000,000)
1,150,000	1,550,000	7,300,000	9,150,000	250,000	250,001	35,750,000	29,400,000

2,850,000	1,150,000	6,400,000	7,300,000	900,000	250,000	53,700,000	35,750,000

145

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2016 and 2015

	PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)		PowerShares Preferred Portfolio (PGX)
	2016	2015	2016	2015
Operations:
Net investment income (loss)	$1,779,763	$1,666,229	$223,181,740	$161,016,077
Net realized gain (loss)	491,670	45,177	8,413,389	16,774,548
Net change in unrealized appreciation (depreciation)	329,137	(447,025)	24,855,342	19,492,438

Net increase (decrease) in net assets resulting from operations	2,600,570	1,264,381	256,450,471	197,283,063

Distributions to Shareholders from:
Net investment income	(1,779,763)	(1,666,229)	(226,731,995)	(161,014,442)
Return of capital	(12,981)	(5,115)	—	—

Total distributions to shareholders	(1,792,744)	(1,671,344)	(226,731,995)	(161,014,442)

Shareholder Transactions:
Proceeds from shares sold	15,018,293	3,649,628	1,874,743,397	1,027,551,075
Value of shares repurchased	(2,455,728)	—	(290,708,764)	(211,486,686)
Transaction fees	—	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	12,562,565	3,649,628	1,584,034,633	816,064,389

Increase (Decrease) in Net Assets	13,370,391	3,242,665	1,613,753,109	852,333,010

Net Assets:
Beginning of year	50,692,499	47,449,834	3,117,091,398	2,264,758,388

End of year	$64,062,890	$50,692,499	$4,730,844,507	$3,117,091,398

Undistributed net investment income at end of year	$—	$—	$—	$497,674

Changes in Shares Outstanding:
Shares sold	600,000	150,000	124,900,000	69,850,000
Shares repurchased	(100,000)	—	(19,550,000)	(14,400,000)
Shares outstanding, beginning of year	2,100,000	1,950,000	210,850,000	155,400,000

Shares outstanding, end of year	2,600,000	2,100,000	316,200,000	210,850,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

146

PowerShares Variable Rate Preferred Portfolio (VRP)		PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
2016	2015	2016	2015

$31,368,685	$10,361,284	$43,358	$(140,904)
(111,445)	(113,143)	950	—
29,032,847	(5,677,831)	—	—

60,290,087	4,570,310	44,308	(140,904)

(31,532,782)	(10,367,687)	(44,304)	—
—	(199,490)	(2,604)	(2,272)

(31,532,782)	(10,567,177)	(46,908)	(2,272)

491,717,702	311,112,281	7,477,888	2,493,361
(18,480,727)	—	(28,654,688)	(39,920,311)
—	—	—	—

473,236,975	311,112,281	(21,176,800)	(37,426,950)

501,994,280	305,115,414	(21,179,400)	(37,570,126)

397,065,398	91,949,984	81,009,988	118,580,114

$899,059,678	$397,065,398	$59,830,588	$81,009,988

$—	$—	$—	$—

20,000,000	12,600,000	300,000	100,000
(800,000)	—	(1,150,000)	(1,600,000)
16,300,000	3,700,000	3,250,000	4,750,000

35,500,000	16,300,000	2,400,000	3,250,000

147

Financial Highlights

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

	Year Ended October 31,
	2016	2015	2014	2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$32.59	$31.96	$30.41	$32.96		$31.40
Net investment income(a)	0.65	0.70	0.76	0.74		0.76
Net realized and unrealized gain (loss) on investments	1.22	0.63	1.54	(2.55)		1.59
Total from investment operations	1.87	1.33	2.30	(1.81)		2.35
Distributions to shareholders from:
Net investment income	(0.65)	(0.70)	(0.75)	(0.74)		(0.79)
Net realized gains	—	—	—	(0.00	)(b)	—
Total distributions	(0.65)	(0.70)	(0.75)	(0.74)		(0.79)
Net asset value at end of year	$33.81	$32.59	$31.96	$30.41		$32.96
Market price at end of year(c)	$33.84	$32.60	$31.97	$30.40		$32.92
Net Asset Value Total Return(d)	5.76%	4.18%	7.71%	(5.55)%		7.56%
Market Price Total Return(d)	5.82%	4.18%	7.77%	(5.47)%		6.94%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$221,472	$267,278	$279,635	$150,540		$166,458
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%		0.25%
Net investment income	1.94%	2.14%	2.47%	2.33%		2.34%
Portfolio turnover rate(e)	6%	7%	5%	5%		4%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Build America Bond Portfolio (BAB)

	Year Ended October 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$29.11		$29.77	$27.90	$30.19	$28.16
Net investment income(a)	1.26		1.37	1.40	1.42	1.45
Net realized and unrealized gain (loss) on investments	1.54		(0.71)	1.87	(2.29)	2.06
Total from investment operations	2.80		0.66	3.27	(0.87)	3.51
Distributions to shareholders from:
Net investment income	(1.27)		(1.37)	(1.40)	(1.42)	(1.48)
Transaction fees(a)	0.04		0.05	—	—	—
Net asset value at end of year	$30.68		$29.11	$29.77	$27.90	$30.19
Market price at end of year(b)	$30.74		$29.17	$29.76	$27.79	$30.16
Net Asset Value Total Return(c)	9.93%		2.40%	12.03%	(3.00)%	12.74%
Market Price Total Return(c)	9.90%		2.65%	12.44%	(3.28)%	12.54%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,070,679		$676,840	$695,156	$683,643	$1,070,328
Ratio to average net assets of:
Expenses, after Waivers	0.27%		0.28%	0.27%	0.28%	0.28%
Expenses, prior to Waivers	0.28%		0.28%	0.28%	0.28%	0.31%
Net investment income, after Waivers	4.14%		4.59%	4.86%	4.80%	4.92%
Portfolio turnover rate(d)	0	%(e)	9%	7%	5%	2%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(e)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

148

Financial Highlights (continued)

PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)

	Year Ended October 31,
	2016	2015		2014	2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$25.43	$25.45		$23.50	$25.34		$23.80
Net investment income(a)	0.74	0.82		0.97	0.91		0.99
Net realized and unrealized gain (loss) on investments	0.70	(0.06)		1.91	(1.84)		1.54
Total from investment operations	1.44	0.76		2.88	(0.93)		2.53
Distributions to shareholders from:
Net investment income	(0.75)	(0.83)		(0.97)	(0.91)		(0.99)
Return of capital	(0.01)	(0.00	)(b)	(0.02)	(0.00	)(b)	—
Total distributions	(0.76)	(0.83)		(0.99)	(0.91)		(0.99)
Transaction fees(a)	0.04	0.05		0.06	—		—
Net asset value at end of year	$26.15	$25.43		$25.45	$23.50		$25.34
Market price at end of year(c)	$26.21	$25.50		$25.61	$23.42		$25.34
Net Asset Value Total Return(d)	5.84%	3.25%		12.75%	(3.74)%		10.83%
Market Price Total Return(d)	5.79%	2.87%		13.84%	(4.06)%		10.83%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$189,620	$109,369		$66,169	$61,108		$63,338
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.28%		0.26%	0.30%		0.28%
Expenses, prior to Waivers	0.28%	0.28%		0.26%	0.30%		0.31%
Net investment income, after Waivers	2.81%	3.23%		3.95%	3.70%		3.98%
Portfolio turnover rate(e)	6%	3%		28%	1%		6%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

149

Financial Highlights (continued)

PowerShares CEF Income Composite Portfolio (PCEF)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$21.91	$24.41	$24.40	$25.47	$23.84
Net investment income(a)	1.30	1.53	1.36	1.21	1.40
Net realized and unrealized gain (loss) on investments	0.77	(2.07)	0.58	(0.31)	4.28
Total from investment operations	2.07	(0.54)	1.94	0.90	5.68
Distributions to shareholders from:
Net investment income	(1.34)	(1.49)	(1.75)	(1.49)	(3.83)
Net realized gains	—	—	(0.18)	—	—
Return of capital	(0.41)	(0.47)	—	(0.48)	(0.22)
Total distributions	(1.75)	(1.96)	(1.93)	(1.97)	(4.05)
Net asset value at end of year	$22.23	$21.91	$24.41	$24.40	$25.47
Market price at end of year(b)	$22.23	$21.85	$24.42	$24.40	$25.52
Net Asset Value Total Return(c)	10.11%	(2.31)%	8.23%	3.64%	16.20%
Market Price Total Return(c)	10.41%	(2.62)%	8.27%	3.43%	16.32%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$642,473	$628,684	$619,913	$469,789	$369,266
Ratio to average net assets of:
Expenses(d)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.99%	6.61%	5.54%	4.82%	5.67%
Portfolio turnover rate(e)	20%	20%	19%	33%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

150

Financial Highlights (continued)

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$24.08	$25.03	$25.23	$24.42	$23.57
Net investment income(a)	0.77	0.77	0.81	0.82	0.77
Net realized and unrealized gain (loss) on investments	(1.40)	(1.09)	(0.34)	0.59	0.77
Total from investment operations	(0.63)	(0.32)	0.47	1.41	1.54
Distributions to shareholders from:
Net investment income	—	(0.17)	(0.69)	(0.82)	(0.81)
Return of capital	(0.77)	(0.60)	(0.11)	—	(0.02)
Total distributions	(0.77)	(0.77)	(0.80)	(0.82)	(0.83)
Transaction fees(a)	0.08	0.14	0.13	0.22	0.14
Net asset value at end of year	$22.76	$24.08	$25.03	$25.23	$24.42
Market price at end of year(b)	$22.71	$23.97	$24.88	$25.41	$24.57
Net Asset Value Total Return(c)	(2.28)%	(0.71)%	2.45%	6.77%	7.26%
Market Price Total Return(c)	(2.02)%	(0.56)%	1.12%	6.85%	7.21%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$50,065	$81,865	$166,451	$107,213	$17,093
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45	%(d)
Net investment income	3.31%	3.16%	3.24%	3.30%	3.21%
Portfolio turnover rate(e)	22%	26%	34%	25%	12%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

151

Financial Highlights (continued)

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$28.08	$29.03	$27.93	$31.00	$27.42
Net investment income(a)	1.46	1.48	1.28	1.30	1.44
Net realized and unrealized gain (loss) on investments	1.74	(0.97)	1.10	(3.08)	3.60
Total from investment operations	3.20	0.51	2.38	(1.78)	5.04
Distributions to shareholders from:
Net investment income	(1.47)	(1.46)	(1.28)	(1.29)	(1.46)
Net asset value at end of year	$29.81	$28.08	$29.03	$27.93	$31.00
Market price at end of year(b)	$29.70	$28.02	$29.08	$27.92	$31.11
Net Asset Value Total Return(c)	11.79%	1.87%	8.77%	(5.85)%	19.02%
Market Price Total Return(c)	11.61%	1.49%	9.00%	(6.22)%	19.30%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,125,597	$2,653,385	$2,429,411	$2,008,276	$2,808,786
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.06%	5.25%	4.52%	4.37%	5.03%
Portfolio turnover rate(d)	30%	27%	14%	9%	4%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

	Year Ended October 31,
	2016	2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$18.25	$19.24	$19.24		$19.19	$18.22
Net investment income(a)	0.85	0.81	0.85		0.90	0.98
Net realized and unrealized gain (loss) on investments	0.54	(0.98)	(0.00	)(b)	0.05	0.97
Total from investment operations	1.39	(0.17)	0.85		0.95	1.95
Distributions to shareholders from:
Net investment income	(0.85)	(0.82)	(0.85)		(0.90)	(0.98)
Net asset value at end of year	$18.79	$18.25	$19.24		$19.24	$19.19
Market price at end of year(c)	$18.70	$18.23	$19.19		$19.26	$19.17
Net Asset Value Total Return(d)	7.97%	(0.90)%	4.49%		5.06%	11.02%
Market Price Total Return(d)	7.56%	(0.75)%	4.12%		5.29%	10.95%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,088,137	$666,301	$565,770		$621,429	$838,586
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%		0.50%	0.50%
Net investment income	4.69%	4.34%	4.37%		4.66%	5.26%
Portfolio turnover rate(e)	14%	16%	20%		23%	21%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

152

Financial Highlights (continued)

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

	Year Ended October 31,
	2016		2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$25.24		$25.45	$25.13	$25.83	$24.79
Net investment income(a)	0.65		0.62	0.62	0.54	0.56
Net realized and unrealized gain (loss) on investments	0.62		(0.19)	0.31	(0.69)	1.11
Total from investment operations	1.27		0.43	0.93	(0.15)	1.67
Distributions to shareholders from:
Net investment income	(0.66)		(0.64)	(0.60)	(0.55)	(0.63)
Net realized gains	—		—	(0.01)	—	—
Return of capital	(0.00	)(b)	—	—	—	—
Total distributions	(0.66)		(0.64)	(0.61)	(0.55)	(0.63)
Net asset value at end of year	$25.85		$25.24	$25.45	$25.13	$25.83
Market price at end of year(c)	$25.87		$25.27	$25.47	$25.12	$25.85
Net Asset Value Total Return(d)	5.08%		1.69%	3.75%	(0.57)%	6.85%
Market Price Total Return(d)	5.03%		1.72%	3.88%	(0.68)%	4.97%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$58,154		$34,067	$30,538	$33,925	$30,994
Ratio to average net assets of:
Expenses	0.22%		0.22%	0.22%	0.22%	0.22%
Net investment income	2.55%		2.45%	2.43%	2.15%	2.23%
Portfolio turnover rate(e)	20%		16%	9%	20%	1%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

	Year Ended October 31,			For the Period June 17, 2013(a) Through October 31, 2013
	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$23.50	$24.12	$24.84	$24.70
Net investment income(b)	1.51	1.04	0.99	0.34
Net realized and unrealized gain (loss) on investments	0.59	(0.62)	(0.67)	0.10
Total from investment operations	2.10	0.42	0.32	0.44
Distributions to shareholders from:
Net investment income	(1.42)	(1.03)	(1.00)	(0.30)
Return of capital	(0.02)	(0.01)	(0.04)	—
Total distributions	(1.44)	(1.04)	(1.04)	(0.30)
Net asset value at end of period	$24.16	$23.50	$24.12	$24.84
Market price at end of period(c)	$24.23	$23.37	$24.04	$25.06
Net Asset Value Total Return(d)	9.27%	1.83%	1.27%	1.78	%(e)
Market Price Total Return(d)	10.17%	1.61%	0.04%	2.67	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$68,862	$27,029	$37,389	$14,903
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35	%(f)
Net investment income	6.43%	4.43%	4.03%	3.71	%(f)
Portfolio turnover rate(g)	53%	50%	29%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (June 20, 2013, the first day of trading on the exchange) to October 31, 2013 was 2.82%. The market price total return from Fund Inception to October 31, 2013 was 4.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

153

Financial Highlights (continued)

PowerShares International Corporate Bond Portfolio (PICB)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$25.95	$28.77	$29.50	$28.94	$27.92
Net investment income(a)	0.55	0.62	0.77	0.86	0.93
Net realized and unrealized gain (loss) on investments	(0.86)	(2.82)	(0.75)	0.49	0.99
Total from investment operations	(0.31)	(2.20)	0.02	1.35	1.92
Distributions to shareholders from:
Net investment income	—	(0.03)	(0.74)	(0.69)	(0.89)
Net realized gains	—	—	(0.03)	—	—
Return of capital	(0.56)	(0.59)	—	(0.13)	(0.04)
Total distributions	(0.56)	(0.62)	(0.77)	(0.82)	(0.93)
Transaction fees(a)	0.00 (b)	0.00 (b)	0.02	0.03	0.03
Net asset value at end of year	$25.08	$25.95	$28.77	$29.50	$28.94
Market price at end of year(c)	$25.02	$25.89	$28.77	$29.55	$29.07
Net Asset Value Total Return(d)	(1.26)%	(7.73)%	0.09%	4.88%	7.28%
Market Price Total Return(d)	(1.26)%	(7.94)%	(0.08)%	4.59%	8.72%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$160,539	$189,454	$263,233	$156,336	$131,675
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.12%	2.29%	2.57%	2.99%	3.39%
Portfolio turnover rate(e)	24%	13%	17%	27%	12%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

154

Financial Highlights (continued)

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)

	Year Ended October 31,			For the Period September 8, 2014(a) Through October 31, 2014
	2016		2015
Per Share Operating Performance:
Net asset value at beginning of period	$25.08		$25.03	$25.07
Net investment income(b)	0.43		0.32	0.03
Net realized and unrealized gain (loss) on investments	0.03		0.05	(0.04)
Total from investment operations	0.46		0.37	(0.01)
Distribution to shareholders from:
Net investment income	(0.44)		(0.32)	(0.03)
Net realized gains	(0.04)		—	—
Return of capital	(0.00	)(c)	—	—
Total distributions	(0.48)		(0.32)	(0.03)
Net asset value at end of period	$25.06		$25.08	$25.03
Market price at end of period(d)	$25.14		$25.16	$25.04
Net Asset Value Total Return(e)	1.84%		1.48%	(0.06	)%(f)
Market Price Total Return(e)	1.84%		1.76%	(0.02	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$22,554		$6,270	$6,256
Ratio to average net assets of:
Expenses	0.22%		0.22%	0.22	%(g)
Net investment income	1.74%		1.26%	0.96	%(g)
Portfolio turnover rate(h)	11%		9%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (September 10, 2014, the first day trading on the exchange) to October 31, 2014 was 0.22%. The market price total return from Fund Inception to October 31, 2014 was 0.26%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

155

Financial Highlights (continued)

PowerShares National AMT-Free Municipal Bond Portfolio (PZA)

	Year Ended October 31,
	2016		2015		2014	2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$25.10		$25.17		$23.28	$25.74		$23.97
Net investment income(a)	0.82		0.92		1.00	0.98		1.05
Net realized and unrealized gain (loss) on investments	0.57		(0.09)		1.87	(2.46)		1.78
Total from investment operations	1.39		0.83		2.87	(1.48)		2.83
Distributions to shareholders from:
Net investment income	(0.83)		(0.92)		(1.01)	(0.98)		(1.06)
Return of capital	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.00	)(b)	—
Total distributions	(0.83)		(0.92)		(1.02)	(0.98)		(1.06)
Transaction fees(a)	0.03		0.02		0.04	—		—
Net asset value at end of year	$25.69		$25.10		$25.17	$23.28		$25.74
Market price at end of year(c)	$25.77		$25.15		$25.25	$23.23		$25.79
Net Asset Value Total Return(d)	5.71%		3.45%		12.77%	(5.90)%		12.02%
Market Price Total Return(d)	5.82%		3.32%		13.35%	(6.27)%		12.18%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,379,633		$897,395		$739,986	$564,598		$933,177
Ratio to average net assets of:
Expenses, after Waivers	0.28%		0.28%		0.28%	0.28%		0.28%
Expenses, prior to Waivers	0.28%		0.28%		0.28%	0.28%		0.31%
Net investment income, after Waivers	3.17%		3.64%		4.13%	3.93%		4.18%
Portfolio turnover rate(e)	6%		4%		15%	12%		15%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

156

Financial Highlights (continued)

PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)

	Year Ended October 31,
	2016	2015		2014	2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$24.14	$24.33		$22.37	$24.82		$23.49
Net investment income(a)	0.81	0.83		0.92	0.92		0.98
Net realized and unrealized gain (loss) on investments	0.51	(0.19)		1.96	(2.45)		1.33
Total from investment operations	1.32	0.64		2.88	(1.53)		2.31
Distributions to shareholders from:
Net investment income	(0.81)	(0.83)		(0.91)	(0.92)		(0.98)
Return of capital	(0.01)	(0.00	)(b)	(0.01)	(0.00	)(b)	(0.00	)(b)
Total distributions	(0.82)	(0.83)		(0.92)	(0.92)		(0.98)
Net asset value at end of year	$24.64	$24.14		$24.33	$22.37		$24.82
Market price at end of year(c)	$24.67	$24.05		$24.22	$22.28		$24.86
Net Asset Value Total Return(d)	5.50%	2.68%		13.16%	(6.32)%		10.02%
Market Price Total Return(d)	6.02%	2.77%		13.11%	(6.83)%		10.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$64,063	$50,692		$47,450	$49,204		$71,983
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.28%		0.26%	0.30%		0.28%
Expenses, prior to Waivers	0.28%	0.28%		0.26%	0.31%		0.31%
Net investment income, after Waivers	3.26%	3.42%		3.92%	3.84%		4.02%
Portfolio turnover rate(e)	21%	18%		18%	20%		0%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Preferred Portfolio (PGX)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$14.78	$14.57	$13.78	$14.82	$13.96
Net investment income(a)	0.84	0.87	0.88	0.91	0.94
Net realized and unrealized gain (loss) on investments	0.20	0.21	0.79	(1.03)	0.86
Total from investment operations	1.04	1.08	1.67	(0.12)	1.80
Distributions to shareholders from:
Net investment income	(0.86)	(0.87)	(0.88)	(0.92)	(0.94)
Net asset value at end of year	$14.96	$14.78	$14.57	$13.78	$14.82
Market price at end of year(b)	$15.00	$14.80	$14.62	$13.79	$14.84
Net Asset Value Total Return(c)	7.22%	7.66%	12.51%	(0.88)%	13.37%
Market Price Total Return(c)	7.36%	7.43%	12.81%	(0.95)%	13.18%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,730,845	$3,117,091	$2,264,758	$2,107,031	$2,081,189
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	5.63%	5.95%	6.21%	6.27%	6.52%
Portfolio turnover rate(d)	14%	12%	13%	29%	29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

157

Financial Highlights (continued)

PowerShares Variable Rate Preferred Portfolio (VRP)

	Year Ended October 31,		For the Period April 28, 2014(a) Through October 31, 2014
	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$24.36	$24.85	$24.87
Net investment income(b)	1.23	1.20	0.60
Net realized and unrealized gain (loss) on investments	0.98	(0.47)	(0.08)
Total from investment operations	2.21	0.73	0.52
Distributions to shareholders from:
Net investment income	(1.24)	(1.20)	(0.51)
Return of capital	—	(0.02)	(0.03)
Total distributions	(1.24)	(1.22)	(0.54)
Net asset value at end of period	$25.33	$24.36	$24.85
Market price at end of period(c)	$25.42	$24.40	$24.92
Net Asset Value Total Return(d)	9.43%	2.99%	2.09	%(e)
Market Price Total Return(d)	9.63%	2.85%	2.38	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$899,060	$397,065	$91,950
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50	%(f)
Net investment income	5.03%	4.88%	4.79	%(f)
Portfolio turnover rate(g)	17%	5%	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 1, 2014, the first day of trading on the exchange) to October 31, 2014 was 1.93%. The market price total return from Fund Inception to October 31, 2014 was 2.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

	Year Ended October 31,
	2016		2015		2014		2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$24.93		$24.96		$24.99		$25.00		$25.00
Net investment income (loss)(a)	0.02		(0.03)		(0.02)		0.01		0.06
Net realized and unrealized gain (loss) on investments	—		—		(0.01)		(0.01)		—
Total from investment operations	0.02		(0.03)		(0.03)		—		0.06
Distributions to shareholders from:
Net investment income	(0.02)		—		—		(0.01)		(0.06)
Return of capital	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	—
Total distributions	(0.02)		(0.00	)(b)	(0.00	)(b)	(0.01)		(0.06)
Net asset value at end of year	$24.93		$24.93		$24.96		$24.99		$25.00
Market price at end of year(c)	$24.91		$24.93		$24.97		$24.99		$24.99
Net Asset Value Total Return(d)	0.07%		(0.12)%		(0.12)%		(0.00	)%(e)	0.23%
Market Price Total Return(d)	(0.01)%		(0.16)%		(0.08)%		0.04%		0.18%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$59,831		$81,010		$118,580		$193,700		$317,449
Ratio to average net assets of:
Expenses	0.25%		0.25%		0.25%		0.25%		0.25%
Net investment income (loss)	0.06%		(0.15)%		(0.11)%		0.03%		0.22%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Amount represents less than 0.005%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

158

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2016

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2016, the Trust offered sixty-seven portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares 1-30 Laddered Treasury Portfolio (PLW)	“1-30 Laddered Treasury Portfolio”
PowerShares Build America Bond Portfolio (BAB)	“Build America Bond Portfolio”
PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)	“California AMT-Free Municipal Bond Portfolio”
PowerShares CEF Income Composite Portfolio (PCEF)	“CEF Income Composite Portfolio”
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	“Chinese Yuan Dim Sum Bond Portfolio”
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	“Emerging Markets Sovereign Debt Portfolio”
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	“Fundamental High Yield® Corporate Bond Portfolio”
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	“Fundamental Investment Grade Corporate Bond Portfolio”
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)	“Global Short Term High Yield Bond Portfolio”
PowerShares International Corporate Bond Portfolio (PICB)	“International Corporate Bond Portfolio”
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)	“LadderRite 0-5 Year Corporate Bond Portfolio”
PowerShares National AMT-Free Municipal Bond Portfolio (PZA)	“National AMT-Free Municipal Bond Portfolio”
PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)	“New York AMT-Free Municipal Bond Portfolio”
PowerShares Preferred Portfolio (PGX)	“Preferred Portfolio”
PowerShares Variable Rate Preferred Portfolio (VRP)	“Variable Rate Preferred Portfolio”
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)	“VRDO Tax-Free Weekly Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of LadderRite 0-5 Year Corporate Bond Portfolio, which are listed and traded on The NASDAQ Stock Market LLC.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of 1-30 Laddered Treasury Portfolio, CEF Income Composite Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, Global Short Term High Yield Bond Portfolio, LadderRite 0-5 Year Corporate Bond Portfolio, Preferred Portfolio and Variable Rate Preferred Portfolio are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units of Build America Bond Portfolio, California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, International Corporate Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
1-30 Laddered Treasury Portfolio	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index
Build America Bond Portfolio	The BofA Merrill Lynch Build America Bond Index
California AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch California Long-Term Core Plus Municipal Securities Index
CEF Income Composite Portfolio	S-Network Composite Closed-End Fund IndexSM
Chinese Yuan Dim Sum Bond Portfolio	Citi Custom Dim Sum (Offshore CNY) Bond Index
Emerging Markets Sovereign Debt Portfolio	DBIQ Emerging Market USD Liquid Balanced Index
Fundamental High Yield® Corporate Bond Portfolio	RAFI® Bonds U.S. High Yield 1-10 Index
Fundamental Investment Grade Corporate Bond Portfolio	RAFI® Bonds U.S. Investment Grade 1-10 Index

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Fund	Underlying Index
Global Short Term High Yield Bond Portfolio	DB Global Short Maturity High Yield Bond Index
International Corporate Bond Portfolio	S&P International Corporate Bond Index®
LadderRite 0-5 Year Corporate Bond Portfolio	NASDAQ LadderRite® 0-5 Year USD Corporate Bond Index
National AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch National Long-Term Core Plus Municipal Securities Index
New York AMT-Free Municipal Bond Portfolio	The BofA Merrill Lynch New York Long-Term Core Plus Municipal Securities Index
Preferred Portfolio	The BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index
Variable Rate Preferred Portfolio	Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index
VRDO Tax-Free Weekly Portfolio	Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. Certain prior year amounts have been reclassified to conform to the current year presentation. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in a fund that are held as investments (the “Underlying Fund”) of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple

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factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Changing Fixed-Income Market Conditions. Each Fund, except for CEF Income Composite Portfolio and Variable Rate Preferred Portfolio, invests in fixed-income securities. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Funds’ transaction costs.

Fixed-Income Securities Risk. Each Fund, except for CEF Income Composite Portfolio and Variable Rate Preferred Portfolio, invests in fixed-income securities. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Industry or Geographic Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector, or, in a specific country or geographic region. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry, sector, country or region, each Fund will also concentrate its investments to approximately the same extent. By so concentrating its

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investments, a Fund may face more risks than if it were diversified broadly over numerous industries, sectors, countries or geographic regions. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV. Also, a natural or other disaster could occur in a country or geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific country or geographic region and adversely impact such Fund’s investments in the affected country or region.

Non-Diversified Fund Risk. Each Fund (except for Build America Bond Portfolio, CEF Income Composite Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, International Corporate Bond Portfolio, National AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. To the extent that a Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. Each Fund’s (except for 1-30 Laddered Treasury Portfolio and CEF Income Composite Portfolio) use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if a Fund held all of the securities in its Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Build America Bond Portfolio, California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, International Corporate Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio currently effect creations and redemptions principally for cash, rather than primarily in-kind, because of the nature of the Funds’ investments. As such, investments in such Funds’ Shares may be less tax efficient than investments in conventional ETFs.

Foreign Investment Risk. Investments in the securities of non-U.S issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be exacerbated in emerging market countries. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

Fund of Funds Risk. Because CEF Income Composite Portfolio is a fund of funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise its Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in its Underlying Index may be out of favor and underperform other segments.

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Global Bonds Risk. Chinese Yuan Dim Sum Bond Portfolio, Emerging Markets Sovereign Debt Portfolio, Global Short Term High Yield Bond Portfolio and International Corporate Bond Portfolio invest in global bonds. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Municipal Securities Risk. Build America Bond Portfolio, California AMT-Free Municipal Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Municipal Insurance Risk. A portion of the municipal securities that California AMT-Free Municipal Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio hold may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Tax Risk. There is no guarantee that the income from California AMT-Free Municipal Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio or VRDO Tax-Free Weekly Portfolio will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Sovereign Debt Risk. For Chinese Yuan Dim Sum Bond Portfolio, Emerging Markets Sovereign Debt Portfolio and Global Short Term High Yield Bond Portfolio, risks of sovereign debt include the relative size of the debt burden to the economy as a whole and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, these Funds may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Risks of Investing in Closed-End Funds. For CEF Income Composite Portfolio, the shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Preferred Stock Risk. With respect to Preferred Portfolio and Variable Rate Preferred Portfolio, preferred stock is subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and

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generally provides no voting rights with respect to the issuer. Preferred stock also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. This subjects preferred stock to a greater risk of non-payment than more senior securities. Because of the subordinated position of preferred stock in an issuer’s capital structure, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, its quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of a preferred stock may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

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F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

I. Securities Lending

During the fiscal year ended October 31, 2016, Emerging Markets Sovereign Debt Portfolio and Preferred Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

165

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
1-30 Laddered Treasury Portfolio	0.25%
Build America Bond Portfolio	0.28%
California AMT-Free Municipal Bond Portfolio	0.28%
CEF Income Composite Portfolio	0.50%
Chinese Yuan Dim Sum Bond Portfolio	0.45%
Emerging Markets Sovereign Debt Portfolio	0.50%
Fundamental High Yield® Corporate Bond Portfolio	0.50%
Fundamental Investment Grade Corporate Bond Portfolio	0.22%
Global Short Term High Yield Bond Portfolio	0.35%
International Corporate Bond Portfolio	0.50%
LadderRite 0-5 Year Corporate Bond Portfolio	0.22%
National AMT-Free Municipal Bond Portfolio	0.28%
New York AMT-Free Municipal Bond Portfolio	0.28%
Preferred Portfolio	0.50%
Variable Rate Preferred Portfolio	0.50%
VRDO Tax-Free Weekly Portfolio	0.25%

Further, through August 31, 2018, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2016, the Adviser waived fees for each Fund in the following amounts:

1-30 Laddered Treasury Portfolio	$670
Build America Bond Portfolio	59,607
California AMT-Free Municipal Bond Portfolio	—
CEF Income Composite Portfolio	1,351
Chinese Yuan Dim Sum Bond Portfolio	2,044
Emerging Markets Sovereign Debt Portfolio	31,730
Fundamental High Yield® Corporate Bond Portfolio	10,652
Fundamental Investment Grade Corporate Bond Portfolio	517
Global Short Term High Yield Bond Portfolio	1,757
International Corporate Bond Portfolio	605
LadderRite 0-5 Year Corporate Bond Portfolio	385
National AMT-Free Municipal Bond Portfolio	—
New York AMT-Free Municipal Bond Portfolio	—
Preferred Portfolio	16,410
Variable Rate Preferred Portfolio	5,813
VRDO Tax-Free Weekly Portfolio	—

166

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
1-30 Laddered Treasury Portfolio	Nasdaq, Inc.
Build America Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
California AMT-Free Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
CEF Income Composite Portfolio	S-Network Global Indexes, LLC
Chinese Yuan Dim Sum Bond Portfolio	Citigroup Index LLC
Emerging Markets Sovereign Debt Portfolio	Deutsche Bank Securities Inc.
Fundamental High Yield® Corporate Bond Portfolio	Research Affiliates®
Fundamental Investment Grade Corporate Bond Portfolio	Research Affiliates®
Global Short Term High Yield Bond Portfolio	Deutsche Bank Securities Inc.
International Corporate Bond Portfolio	S&P Dow Jones Indices LLC
LadderRite 0-5 Year Corporate Bond Portfolio	Nasdaq, Inc.
National AMT-Free Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
New York AMT-Free Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
Preferred Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
Variable Rate Preferred Portfolio	Wells Fargo & Company
VRDO Tax-Free Weekly Portfolio	Bloomberg Finance L.P.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Bond Fund and Invesco Senior Income Trust are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Bond Fund and Invesco Senior Income Trust are considered to be affiliated. The table below shows CEF Income Composite Portfolio’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2016.

CEF Income Composite Portfolio

	Value October 31, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)		Value October 31, 2016	Dividend Income
Invesco Bond Fund	$1,470,760	$433,189	$(330,262)	$83,634	$(13,300	)(a)	$1,644,021	$68,570
Invesco Senior Income Trust	5,482,946	3,025,973	(645,581)	553,004	(70,653)		8,345,689	499,959

Total Investments in Affiliates	$6,953,706	$3,459,162	$(975,843)	$636,638	$(83,953)		$9,989,710	$568,529

(a)	Includes $ 3,462 of capital gains distributions from affiliated Underlying Funds.

Note 5. Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the fiscal year ended October 31, 2016, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)
Preferred Portfolio	$2,537,319	$22,773,300	$109,099
Variable Rate Preferred Portfolio	22,773,300	1,410,720	(32,289)

167

Note 6. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for all of the securities in CEF Income Composite Portfolio, Preferred Portfolio and certain Funds listed below, as of October 31, 2016, all of the securities in each Fund were valued based on Level 2 inputs (see the Schedules of Investments for security categories). All of the securities in CEF Income Composite Portfolio and Preferred Portfolio were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
1-30 Laddered Treasury Portfolio
U.S. Treasury Securities	$—	$219,484,305	$—	$219,484,305
Money Market Fund	76,586	—	—	76,586

Total Investments	$76,586	$219,484,305	$—	$219,560,891

Build America Bond Portfolio
Municipal Obligations	$—	$1,003,501,008	$—	$1,003,501,008
Corporate Debt Securities	—	8,653,972	—	8,653,972
Money Market Fund	40,960,612	—	—	40,960,612

Total Investments	$40,960,612	$1,012,154,980	$—	$1,053,115,592

Emerging Markets Sovereign Debt Portfolio
Foreign Government Debt Securities	$—	$4,057,314,124	$—	$4,057,314,124
Money Market Funds	118,883,050	—	—	118,883,050

Total Investments	$118,883,050	$4,057,314,124	$—	$4,176,197,174

Fundamental High Yield® Corporate Bond Portfolio
Corporate Debt Securities	$—	$1,073,100,507	$—	$1,073,100,507
Money Market Fund	2,593,269	—	—	2,593,269

Total Investments	$2,593,269	$1,073,100,507	$—	$1,075,693,776

Fundamental Investment Grade Corporate Bond Portfolio
Corporate Debt Securities	$—	$57,346,378	$—	$57,346,378
Money Market Fund	240,332	—	—	240,332

Total Investments	$240,332	$57,346,378	$—	$57,586,710

Global Short Term High Yield Bond Portfolio
Foreign Corporate Debt Securities	$—	$58,996,232	$0	$58,996,232
Foreign Government Debt Securities	—	6,241,472	—	6,241,472
Money Market Fund	1,951,557	—	—	1,951,557

Total Investments	$1,951,557	$65,237,704	$0	$67,189,261

168

	Investments in Securities
	Level 1	Level 2	Level 3	Total
International Corporate Bond Portfolio
Foreign Corporate Debt Securities	$—	$157,482,626	$—	$157,482,626
Foreign Government Debt Securities	—	996,546	—	996,546
Money Market Fund	891,729	—	—	891,729

Total Investments	$891,729	$158,479,172	$—	$159,370,901

LadderRite 0-5 Year Corporate Bond Portfolio
Corporate Debt Securities	$—	$21,972,880	$—	$21,972,880
Money Market Fund	410,163	—	—	410,163

Total Investments	$410,163	$21,972,880	$—	$22,383,043

Variable Rate Preferred Portfolio
Preferred Stocks	$534,151,073	$—	$—	$534,151,073
Corporate Debt Securities	—	361,046,406	—	361,046,406

Total Investments	$534,151,073	$361,046,406	$—	$895,197,479

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016				2015
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income
1-30 Laddered Treasury Portfolio	$4,583,798	$—	$—	$—	$7,109,980	$—	$—	$—
Build America Bond Portfolio	36,098,186	—	—	—	33,376,382	—	—	—
California AMT-Free Municipal Bond Portfolio	—	—	31,261	3,933,268	124	—	15,761	3,001,799
CEF Income Composite Portfolio	38,325,657	—	11,635,257	—	42,122,623	—	13,115,497	—
Chinese Yuan Dim Sum Bond Portfolio	—	—	1,961,665	—	828,895	—	2,916,799	—
Emerging Markets Sovereign Debt Portfolio	160,711,766	—	—	—	129,090,210	—	—	—
Fundamental High Yield® Corporate Bond Portfolio	37,984,421	—	—	—	27,639,812	—	—	—
Fundamental Investment Grade Corporate Bond Portfolio	1,112,065	—	6,736	—	828,174	—	—	—
Global Short Term High Yield Bond Portfolio	2,650,366	—	40,811	—	1,444,072	—	7,319	—
International Corporate Bond Portfolio	—	—	3,733,321	—	223,933	12,104	4,826,517	—
LadderRite 0-5 Year Corporate Bond Portfolio	244,489	128	1,098	—	78,801	—	—	—
National AMT-Free Municipal Bond Portfolio	—	—	189,479	38,124,263	—	—	118,036	30,862,365
New York AMT-Free Municipal Bond Portfolio	—	—	12,981	1,779,763	—	—	5,115	1,666,229
Preferred Portfolio	226,731,995	—	—	—	161,014,442	—	—	—
Variable Rate Preferred Portfolio	31,532,782	—	—	—	10,363,861	3,826	199,490	—
VRDO Tax-Free Weekly Portfolio	25	921	2,604	43,358	—	—	2,272	—

169

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
1-30 Laddered Treasury Portfolio	$—	$—	$3,213,758	$—	$(224,990)	$218,482,753	$221,471,521
Build America Bond Portfolio	—	—	75,721,327	—	(12,782)	994,970,742	1,070,679,287
California AMT-Free Municipal Bond Portfolio	—	—	4,701,121	—	(1,682,834)	186,601,765	189,620,052
CEF Income Composite Portfolio	—	—	(23,415,054)	—	(15,036,804)	680,924,922	642,473,064
Chinese Yuan Dim Sum Bond Portfolio	—	—	(3,816,990)	(8,884)	(3,847,770)	57,738,307	50,064,663
Emerging Markets Sovereign Debt Portfolio	877,522	—	77,407,305	—	(76,282,850)	4,123,594,669	4,125,596,646
Fundamental High Yield® Corporate Bond Portfolio	—	—	31,474,319	—	(22,232,196)	1,078,895,055	1,088,137,178
Fundamental Investment Grade Corporate Bond Portfolio	—	—	1,085,049	—	(36,802)	57,105,783	58,154,030
Global Short Term High Yield Bond Portfolio	—	—	611,329	—	(995,403)	69,246,570	68,862,496
International Corporate Bond Portfolio	—	—	(15,545,645)	(100,713)	—	176,185,416	160,539,058
LadderRite 0-5 Year Corporate Bond Portfolio	—	—	142,424	—	(25,669)	22,436,750	22,553,505
National AMT-Free Municipal Bond Portfolio	—	—	61,974,928	—	(1,304,618)	1,318,962,726	1,379,633,036
New York AMT-Free Municipal Bond Portfolio	—	—	2,580,558	—	(580,686)	62,063,018	64,062,890
Preferred Portfolio	—	—	80,435,782	—	(56,595,686)	4,707,004,411	4,730,844,507
Variable Rate Preferred Portfolio	—	—	21,922,716	—	(171,242)	877,308,204	899,059,678
VRDO Tax-Free Weekly Portfolio	—	—	—	—	—	59,830,588	59,830,588

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of October 31, 2016.

				Post-effective/no expiration
	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
1-30 Laddered Treasury Portfolio	$—	$—	$—	$224,990	$—	$224,990	$—
Build America Bond Portfolio	—	6,399	—	6,383	—	12,782	—
California AMT-Free Municipal Bond Portfolio	—	—	438,783	323,917	920,134	1,682,834	—
CEF Income Composite Portfolio	—	—	—	2,165,838	12,870,966	15,036,804	—
Chinese Yuan Dim Sum Bond Portfolio	—	—	—	1,260,553	2,587,217	3,847,770	—
Emerging Markets Sovereign Debt Portfolio	558,313	212,582	818,907	—	74,693,048	76,282,850	531,185
Fundamental High Yield® Corporate Bond Portfolio	—	—	—	13,371,019	8,861,177	22,232,196	—
Fundamental Investment Grade Corporate Bond Portfolio	—	—	—	12,119	24,683	36,802	—
Global Short Term High Yield Bond Portfolio	—	—	—	34,054	961,349	995,403	—
International Corporate Bond Portfolio	—	—	—	—	—	—	—
LadderRite 0-5 Year Corporate Bond Portfolio	—	—	—	25,669	—	25,669	—
National AMT-Free Municipal Bond Portfolio	—	—	1,304,618	—	—	1,304,618	—
New York AMT-Free Municipal Bond Portfolio	125,849	—	74,902	130,283	249,652	580,686	136,120
Preferred Portfolio	37,146,794	—	—	9,048,100	10,400,792	56,595,686	—

170

				Post-effective/no expiration
	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
Variable Rate Preferred Portfolio	$—	$—	$—	$76,455	$94,787	$171,242	$—
VRDO Tax-Free Weekly Portfolio	—	—	—	—	—	—	—

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8. Investment Transactions

For the fiscal year ended October 31, 2016, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Build America Bond Portfolio	$324,065,044	$1,622,541
California AMT-Free Municipal Bond Portfolio	75,868,248	8,249,779
CEF Income Composite Portfolio	126,690,311	125,486,173
Chinese Yuan Dim Sum Bond Portfolio	11,910,636	40,175,252
Emerging Markets Sovereign Debt Portfolio	1,019,168,573	946,422,679
Fundamental High Yield® Corporate Bond Portfolio	115,015,689	119,770,455
Fundamental Investment Grade Corporate Bond Portfolio	8,492,866	8,669,686
Global Short Term High Yield Bond Portfolio	22,348,745	19,952,273
International Corporate Bond Portfolio	41,765,936	44,233,540
LadderRite 0-5 Year Corporate Bond Portfolio	8,345,137	1,304,154
National AMT-Free Municipal Bond Portfolio	535,618,778	69,281,814
New York AMT-Free Municipal Bond Portfolio	22,933,217	11,366,562
Preferred Portfolio	692,612,357	549,325,559
Variable Rate Preferred Portfolio	126,950,766	106,719,991
VRDO Tax-Free Weekly Portfolio	—	—
For the fiscal year ended October 31, 2016, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions), for the 1-30 Laddered Treasury Portfolio amounted to $17,802,967 and $13,379,632, respectively.

For the fiscal year ended October 31, 2016, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
1-30 Laddered Treasury Portfolio	$80,821,942	$138,222,789
Build America Bond Portfolio	—	—
California AMT-Free Municipal Bond Portfolio	12,544,585	—
CEF Income Composite Portfolio	51,066,729	45,273,722
Chinese Yuan Dim Sum Bond Portfolio	—	—
Emerging Markets Sovereign Debt Portfolio	1,659,586,458	450,346,351
Fundamental High Yield® Corporate Bond Portfolio	719,895,474	327,087,509
Fundamental Investment Grade Corporate Bond Portfolio	23,308,572	—
Global Short Term High Yield Bond Portfolio	32,319,264	2,866,825
International Corporate Bond Portfolio	17,426,714	35,341,554
LadderRite 0-5 Year Corporate Bond Portfolio	8,204,971	1,223,695
National AMT-Free Municipal Bond Portfolio	—	—
New York AMT-Free Municipal Bond Portfolio	—	—
Preferred Portfolio	1,744,818,958	281,618,848
Variable Rate Preferred Portfolio	473,289,993	19,355,265
VRDO Tax-Free Weekly Portfolio	—	—

171

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2016, the aggregate cost and net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
1-30 Laddered Treasury Portfolio	$3,245,357	$(31,599)	$3,213,758	$216,347,133
Build America Bond Portfolio	81,761,761	(6,040,434)	75,721,327	977,394,265
California AMT-Free Municipal Bond Portfolio	5,929,206	(1,228,085)	4,701,121	182,753,892
CEF Income Composite Portfolio	18,652,286	(42,067,340)	(23,415,054)	665,986,830
Chinese Yuan Dim Sum Bond Portfolio	—	(3,816,990)	(3,816,990)	52,695,417
Emerging Markets Sovereign Debt Portfolio	111,506,995	(34,099,690)	77,407,305	4,098,789,869
Fundamental High Yield® Corporate Bond Portfolio	35,104,575	(3,630,256)	31,474,319	1,044,219,457
Fundamental Investment Grade Corporate Bond Portfolio	1,168,134	(83,085)	1,085,049	56,501,661
Global Short Term High Yield Bond Portfolio	1,373,206	(761,877)	611,329	66,577,932
International Corporate Bond Portfolio	935,434	(16,481,079)	(15,545,645)	174,916,546
LadderRite 0-5 Year Corporate Bond Portfolio	173,891	(31,467)	142,424	22,240,619
National AMT-Free Municipal Bond Portfolio	65,459,355	(3,484,427)	61,974,928	1,285,406,100
New York AMT-Free Municipal Bond Portfolio	2,896,502	(315,944)	2,580,558	59,364,798
Preferred Portfolio	117,963,741	(37,527,959)	80,435,782	4,764,280,295
Variable Rate Preferred Portfolio	24,828,701	(2,905,985)	21,922,716	873,274,763
VRDO Tax-Free Weekly Portfolio	—	—	—	58,230,000

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, foreign currency transactions, distributions, net operating losses, partnership investments and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2016, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
1-30 Laddered Treasury Portfolio	$14,306	$(9,787,476)	$9,773,170
Build America Bond Portfolio	145,218	—	(145,218)
California AMT-Free Municipal Bond Portfolio	—	—	—
CEF Income Composite Portfolio	1,231,417	279,946	(1,511,363)
Chinese Yuan Dim Sum Bond Portfolio	(1,964,049)	2,966,267	(1,002,218)
Emerging Markets Sovereign Debt Portfolio	—	(11,533,332)	11,533,332
Fundamental High Yield® Corporate Bond Portfolio	70,939	7,616,733	(7,687,672)
Fundamental Investment Grade Corporate Bond Portfolio	—	—	—
Global Short Term High Yield Bond Portfolio	—	119,956	(119,956)
International Corporate Bond Portfolio	(3,706,067)	8,037,930	(4,331,863)
LadderRite 0-5 Year Corporate Bond Portfolio	—	3,748	(3,748)
National AMT-Free Municipal Bond Portfolio	—	—	—
New York AMT-Free Municipal Bond Portfolio	—	136,120	(136,120)
Preferred Portfolio	3,052,581	(19,767,620)	16,715,039
Variable Rate Preferred Portfolio	164,097	(648,782)	484,685
VRDO Tax-Free Weekly Portfolio	946	(946)	—

172

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio and Variable Rate Preferred Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For 1-30 Laddered Treasury Portfolio, CEF Income Composite Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, Global Short Term High Yield Bond Portfolio, LadderRite 0-5 Year Corporate Bond Portfolio, Preferred Portfolio and Variable Rate Preferred Portfolio, Creation Units are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. For Build America Bond Portfolio, California AMT-Free Municipal Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, International Corporate Bond Portfolio, National AMT-Free Municipal Bond Portfolio, New York AMT-Free Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio, such transactions are principally in exchange for the deposit or delivery of cash.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

On February 18, 2016, mutual funds affiliated with the Funds’ Adviser sold in the secondary market 2,218,598 Shares of 1-30 Laddered Treasury Portfolio valued at $75,032,984 and purchased in the secondary market 403,841 Shares of LadderRite 0-5 Year Corporate Bond Portfolio valued at $9,991,026.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 13. Subsequent Event

Effective December 7, 2016, 1-30 Laddered Treasury Portfolio’s Shares were listed and began trading on the NASDAQ Stock Market LLC.

173

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares California AMT-Free Municipal Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares LadderRite 0-5 Year Corporate Bond Portfolio, PowerShares National AMT-Free Municipal Bond Portfolio, PowerShares New York AMT-Free Municipal Bond Portfolio, PowerShares Preferred Portfolio, PowerShares Variable Rate Preferred Portfolio, and PowerShares VRDO Tax-Free Weekly Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 22, 2016

174

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of 1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

In addition to the fees and expenses which the PowerShares CEF Income Composite Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by 1,000 (for example, an 8,600 account value divided by 1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2015	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares 1-30 Laddered Treasury Portfolio (PLW)
Actual	$1,000.00	$1,012.95	0.25%	$1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
PowerShares Build America Bond Portfolio (BAB)
Actual	1,000.00	1,038.00	0.27	1.38
Hypothetical (5% return before expenses)	1,000.00	1,023.78	0.27	1.37
PowerShares California AMT-Free Municipal Bond Portfolio (PWZ)
Actual	1,000.00	1,009.68	0.28	1.41
Hypothetical (5% return before expenses)	1,000.00	1,023.73	0.28	1.42
PowerShares CEF Income Composite Portfolio (PCEF)
Actual	1,000.00	1,055.48	0.50	2.58
Hypothetical (5% return before expenses)	1,000.00	1,022.62	0.50	2.54

175

Fees and Expenses (continued)

	Beginning Account Value November 1, 2015	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)
Actual	$1,000.00	$984.85	0.45%	$2.25
Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.45	2.29
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)
Actual	1,000.00	1,066.60	0.50	2.60
Hypothetical (5% return before expenses)	1,000.00	1,022.62	0.50	2.54
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)
Actual	1,000.00	1,053.99	0.50	2.58
Hypothetical (5% return before expenses)	1,000.00	1,022.62	0.50	2.54
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)
Actual	1,000.00	1,017.97	0.22	1.12
Hypothetical (5% return before expenses)	1,000.00	1,024.03	0.22	1.12
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)
Actual	1,000.00	1,068.52	0.34	1.77
Hypothetical (5% return before expenses)	1,000.00	1,023.43	0.34	1.73
PowerShares International Corporate Bond Portfolio (PICB)
Actual	1,000.00	947.07	0.50	2.45
Hypothetical (5% return before expenses)	1,000.00	1,022.62	0.50	2.54
PowerShares LadderRite 0-5 Year Corporate Bond Portfolio (LDRI)
Actual	1,000.00	1,009.77	0.22	1.11
Hypothetical (5% return before expenses)	1,000.00	1,024.03	0.22	1.12
PowerShares National AMT-Free Municipal Bond Portfolio (PZA)
Actual	1,000.00	1,009.87	0.28	1.41
Hypothetical (5% return before expenses)	1,000.00	1,023.73	0.28	1.42
PowerShares New York AMT-Free Municipal Bond Portfolio (PZT)
Actual	1,000.00	1,007.63	0.28	1.41
Hypothetical (5% return before expenses)	1,000.00	1,023.73	0.28	1.42
PowerShares Preferred Portfolio (PGX)
Actual	1,000.00	1,029.82	0.50	2.55
Hypothetical (5% return before expenses)	1,000.00	1,022.62	0.50	2.54
PowerShares Variable Rate Preferred Portfolio (VRP)
Actual	1,000.00	1,075.33	0.50	2.61
Hypothetical (5% return before expenses)	1,000.00	1,022.62	0.50	2.54
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
Actual	1,000.00	1,001.49	0.25	1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

176

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

	Qualified Interest Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Tax Exempt Income*	Long-Term Capital Gain
1-30 Laddered Treasury Portfolio	100%	0%	0%	0%	$—
Build America Bond Portfolio	100%	0%	0%	0%	—
California AMT-Free Municipal Bond Portfolio	0%	0%	0%	99%	—
CEF Income Composite Portfolio	0%	20%	20%	0%	—
Chinese Yuan Dim Sum Bond Portfolio	0%	0%	0%	0%	—
Emerging Markets Sovereign Debt Portfolio	0%	0%	0%	0%	—
Fundamental High Yield® Corporate Bond Portfolio	100%	0%	0%	0%	—
Fundamental Investment Grade Corporate Bond Portfolio	100%	0%	0%	0%	—
Global Short Term High Yield Bond Portfolio	51%	0%	0%	0%	—
International Corporate Bond Portfolio	0%	0%	0%	0%	—
LadderRite 0-5 Year Corporate Bond Portfolio	100%	0%	0%	0%	128
National AMT-Free Municipal Bond Portfolio	0%	0%	0%	100%	—
New York AMT-Free Municipal Bond Portfolio	0%	0%	0%	99%	—
Preferred Portfolio	0%	69%	60%	0%	—
Variable Rate Preferred Portfolio	0%	46%	45%	0%	—
VRDO Tax-Free Weekly Portfolio	0%	0%	0%	100%	921

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

177

Trustees and Officers

The Independent Trustees, the Unaffiliated Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of October 31, 2016.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge - 1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	126	None

Todd J. Barre - 1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	126	None

Marc M. Kole - 1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	126	None

*	This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

178

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim - 1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	126	None

Gary R. Wicker - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	126	None

Donald H. Wilson - 1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	126	None

The Unaffiliated Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Unaffiliated Trustees and the other directorships, if any, held by such Trustees are shown below.

Philip M. Nussbaum - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee***	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	126	None

*	This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.
***	Effective February 25, 2016, Mr. Nussbaum became an Unaffiliated Trustee.

179

Trustees and Officers (continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Year of Birth of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome - 1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc., and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President, Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	126	None

*	This is the date the Non-Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

180

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper - 1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill - 1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove,IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard - 1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Christopher Joe - 1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

181

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris - 1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia - 1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann - 1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren - 1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd./Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

182

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio and PowerShares Treasury Collateral Portfolio and Sub-Advisory Agreement for PowerShares Treasury Collateral Portfolio

At a meeting held on September 29, 2016, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Advisory Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio and PowerShares Treasury Collateral Portfolio (each, a “Fund” and collectively, the “Funds”) and the Investment Sub-Advisory Agreement for PowerShares Treasury Collateral Portfolio, between the Adviser and the following seven affiliated sub-advisers (the “Sub-Advisory Agreement”): Invesco Advisers, Inc. (as the initial sub-adviser); Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Trimark Ltd. (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered to and amounts paid by other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with each Fund.

Advisory Agreement

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for PowerShares Treasury Collateral Portfolio. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled from Lipper Inc. (“Lipper”) databases on the median net expense ratios of ETF, open-end index and open-end actively managed (non-ETF) peers. The Trustees noted that PowerShares S&P SmallCap High Dividend Low Volatility Portfolio’s advisory fee was compared to peers in two Lipper classifications, Equity Income and Small-Cap Core. The Trustees also noted that the comparable fee data provided by the Adviser for PowerShares Treasury Collateral Portfolio included only eight peer ETFs, eight open-end actively managed funds and only one peer open-end index fund. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except for the fee payment under the Advisory Agreement, payments under the Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Trustees noted that each Fund’s proposed unitary fee was below the median net expense ratio of its peer groups as shown below:

183

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio and PowerShares Treasury Collateral Portfolio and Sub-Advisory Agreement for PowerShares Treasury Collateral Portfolio (continued)

Fund	Lipper Classification	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)
PowerShares S&P SmallCap High Dividend Low Volatility Portfolio	Equity Income	Lower than median (25)	Lower than median (5)	Lower than median (132)

PowerShares S&P SmallCap High Dividend Low Volatility Portfolio	Small-Cap Core	Lower than median (26)	Lower than median (27)	Lower than median (243)

PowerShares S&P International Developed High Dividend Low Volatility Portfolio	International Equity Income	Lower than median (22)	N/A	Lower than median (14)

PowerShares Treasury Collateral Portfolio	Short U.S. Treasury	Lower than median (8)	Lower than median (1)	Lower than median (8)

The Trustees considered each Fund’s proposed unitary advisory fee in light of the administrative, operational and management oversight costs for the Adviser. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the proposed costs of services for each Fund and the sub-advisory fees to be paid by the Adviser for PowerShares Treasury Collateral Portfolio. The Adviser did not provide profitability of the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees considered other information the Board received at its April meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the Sub-Advisory Agreement for PowerShares Treasury Collateral Portfolio (“Treasury Collateral Portfolio”) at a meeting held on September 29, 2016. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services to be provided under the Sub-Advisory Agreement. The Board also considered the benefits described by the Adviser in having multiple affiliated Sub-Advisers, but noted that Invesco Advisers, Inc. (“IAI”) will be the initial sub-adviser. The Board reviewed the qualifications and background of IAI’s portfolio managers and noted the qualifications and background of the other Sub-Advisers and the resources made available to the Sub-Advisers’ personnel.

184

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio and PowerShares Treasury Collateral Portfolio and Sub-Advisory Agreement for PowerShares Treasury Collateral Portfolio (continued)

Based on their review, the Trustees concluded that the nature, extent and quality of services to be provided under the Sub-Advisory Agreement were expected to be appropriate and reasonable.

Fees and Expenses. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco Ltd. when Invesco Ltd.’s affiliates provide sub-advisory services for funds managed by other Invesco Ltd. affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for the Fund and noted that the Adviser compensates the Sub-Advisers from its fee.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Advisory Agreement for the Treasury Collateral Portfolio, the Trustees considered the extent to which economies of scale may be realized as the Treasury Collateral Portfolio grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rate for the Treasury Collateral Portfolio was reasonable in relation to the proposed services and product strategy of the Treasury Collateral Portfolio, and they concluded that the flat sub-advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Sub-Advisers had not identified any further benefits that they would derive from their relationships with the Treasury Collateral Portfolio.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Sub-Advisory Agreement for the Treasury Collateral Portfolio. No single factor was determinative in the Board’s analysis.

185

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

P-PS-AR-9
©2016 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

October 31, 2016

2016 Annual Report to Shareholders

DWLV	PowerShares DWA Momentum & Low Volatility Rotation Portfolio

DWAS	PowerShares DWA SmallCap Momentum Portfolio

DWIN	PowerShares DWA Tactical Multi-Asset Income Portfolio

DWTR	PowerShares DWA Tactical Sector Rotation Portfolio

PSCD	PowerShares S&P SmallCap Consumer Discretionary Portfolio

PSCC	PowerShares S&P SmallCap Consumer Staples Portfolio

PSCE	PowerShares S&P SmallCap Energy Portfolio

PSCF	PowerShares S&P SmallCap Financials Portfolio

PSCH	PowerShares S&P SmallCap Health Care Portfolio

PSCI	PowerShares S&P SmallCap Industrials Portfolio

PSCT	PowerShares S&P SmallCap Information Technology Portfolio

PSCM	PowerShares S&P SmallCap Materials Portfolio

PSCU	PowerShares S&P SmallCap Utilities Portfolio

The Market Environment	3

Manager’s Analysis	4

SmallCap Sector Portfolios

Schedules of Investments

PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)	30

PowerShares DWA SmallCap Momentum Portfolio (DWAS)	31

PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)	34

PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)	35

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	36

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	38

PowerShares S&P SmallCap Energy Portfolio (PSCE)	39

PowerShares S&P SmallCap Financials Portfolio (PSCF)	40

PowerShares S&P SmallCap Health Care Portfolio (PSCH)	42

PowerShares S&P SmallCap Industrials Portfolio (PSCI)	44

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	46

PowerShares S&P SmallCap Materials Portfolio (PSCM)	48

PowerShares S&P SmallCap Utilities Portfolio (PSCU)	49

Statements of Assets and Liabilities	50

Statements of Operations	52

Statements of Changes in Net Assets	54

Financial Highlights	58

Notes to Financial Statements	67

Report of Independent Registered Public Accounting Firm	79

Fees and Expenses	80

Tax Information	82

Trustees & Officers	83

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares DWA Momentum & Low Volatility Rotation Portfolio and PowerShares DWA Tactical International Rotation Portfolio	88

2

The Market Environment

US Equity

During the fiscal year ended October 31, 2016, the US economy continued to expand. The initial estimate of US gross domestic product (GDP) showed the US economy grew by 2.9% in the third calendar quarter of 2016, beating consensus estimates.1 However, annualized GDP is expected to be lower. Employment data were mixed, though the unemployment rate had a surprise uptick from 4.9% in August to 5.0% in September before ending the fiscal year at 4.9%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3

The US Federal Reserve (the Fed) raised interest rates in December 2015—its first increase since 2006—but that was its only increase during the reporting period. Major US stock market indexes posted gains for the reporting period, but they were fairly volatile. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over Fed policy, including rumors of possible negative interest rates in the US. Markets recovered in late February and posted gains until June when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.4 In this environment, investors generally favored the perceived safety of government bonds and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

[1]	Source: Bureau of Economic Analysis
[2]	Source: Bureau of Labor Statistics
[3]	Source: Thompson-Reuters
[4]	Source: Reuters

3

DWLV	Manager’s Analysis
PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)

As an index fund, the PowerShares DWA Momentum & Low Volatility Rotation Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Multi-Factor Global Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Fund is a “fund of funds,” meaning that it invests its assets in the shares of other exchange-traded funds (“ETFs”), rather than in securities of individual companies. The Index includes other ETFs that are advised by the Fund’s adviser or its affiliates (the “PowerShares ETFs”), as well as 1- to 6-month U.S. Treasury Bills. The Fund and the PowerShares ETFs are part of the same group of investment companies.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles, maintains and calculates the Index, which, at any given time, is composed of up to eight PowerShares ETFs that invest in either domestic or international equity securities, and that employ either a “momentum” or a “low volatility” investment strategy. A “momentum” investment style emphasizes investing in securities that recently have had better relative performance compared to other securities. A low volatility investment style emphasizes investing in securities with the least asset price fluctuations (i.e., increases or decreases in a stock’s price) over time.

The Fund commenced investment operations on July 11, 2016 and began trading on July 14, 2016. During the period from inception to October 31, 2016, on a market price basis, the Fund returned (3.80)%. On a net asset value (“NAV”) basis, the Fund returned (3.84)%. During the same time period, the Index returned (3.82)%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred partially offset by beneficial trade execution associated with portfolio rebalances.

During this same time period, the MSCI AC World® Index (Net) (the “Benchmark Index”) returned 0.34%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,470 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s weighting methodology and thematic objective which placed a heavier weight on the PowerShares S&P 500 Low Volatility Portfolio. Because of this heavier weighting, the Fund had a larger exposure to the financials and information technology sectors. This larger sector exposure as well as security selection by the PowerShares S&P 500 Low Volatility Portfolio within these sectors significantly contributed to the underperformance.

Positions that contributed most significantly to the Fund’s return included PowerShares S&P SmallCap Low Volatility Portfolio, a PowerShares ETF holding positions in the S&P SmallCap 600® Index (portfolio average weight of 18.20%). Positions that detracted most significantly from the Fund’s return included PowerShares S&P 500 Low Volatility Portfolio, a PowerShares ETF holding positions in the S&P 500® Index (portfolio average weight of 17.54%), and PowerShares DWA SmallCap Momentum Portfolio, a PowerShares ETF holding positions in the Russell 2000® Index (portfolio average weight of 16.99%).

Portfolio Composition Market Capitalization & Style Allocation* as of October 31, 2016
Large-Cap Value	10.0%
Large-Cap Blend	12.3
Large-Cap Growth	16.7
Mid-Cap Value	6.9
Mid-Cap Blend	6.3
Mid-Cap Growth	11.4
Small-Cap Value	7.9
Small-Cap Blend	13.3
Small-Cap Growth	15.2

*	Source: Morningstar. Reflects exposure achieved through investments in underlying funds.

4

PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

Fund Inception†
Index	Cumulative
Dorsey Wright® Multi-Factor Global Equity Index	(3.82)%
MSCI AC World® Index (Net)††	0.34
Fund
NAV Return	(3.84)
Market Price Return	(3.80)

Fund Inception: July 14, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.52% includes the unitary management fee of 0.15% and acquired fund fees and expenses of 0.37%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

5

DWAS	Manager’s Analysis
PowerShares DWA SmallCap Momentum Portfolio (DWAS)

As an index fund, the PowerShares DWA SmallCap Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® SmallCap Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in equity securities of small capitalization companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) includes securities in the Index pursuant to a proprietary selection methodology that is designed to identify listed companies that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider selects securities for inclusion in the Index from an eligible universe of the smallest 2,000 constituents by market capitalization that trade on a U.S. exchange and that are included within the NASDAQ US Benchmark Index. The Index Provider assigns a relative strength score to each eligible security and selects approximately 200 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (7.00)%. On a net asset value (“NAV”) basis, the Fund returned (6.97)%. During the same time period, the Index returned (6.44)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 4.11%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a small cap weighted benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the real estate sector during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection in the health care, information technology, and consumer discretionary sectors.

For the fiscal year ended October 31, 2016, the energy sector contributed most significantly to the Fund’s return, followed by the financials and consumer staples sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Clayton Williams Energy, Inc., an energy company (portfolio average weight of 0.38%), and MGP Ingredients, Inc., a consumer staples company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included KapStone Paper and Packaging Corp., a materials company (no longer held at fiscal year-end), and Lithia Motors, Inc., Class A, a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Information Technology	19.3
Industrials	17.7
Health Care	17.2
Financials	16.8
Consumer Discretionary	12.7
Energy	5.6
Materials	5.3
Consumer Staples	2.3
Real Estate	1.2
Utilities	1.1
Telecommunication Services	0.8
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Clayton Williams Energy, Inc.	1.8
FBL Financial Group, Inc., Class A	1.5
Neenah Paper, Inc.	1.5
Independent Bank Corp./MI	1.4
Heska Corp.	1.3
Exelixis, Inc.	1.3
Waterstone Financial, Inc.	1.3
Lydall, Inc.	1.2
Nautilus, Inc.	1.2
MGIC Investment Corp.	1.1
Total	13.6

*	Excluding money market fund holdings.

6

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Dorsey Wright® SmallCap Technical Leaders Index	(6.44)%	(0.89)%	(2.64)%	9.51%	47.53%
Russell 2000® Index	4.11	4.12	12.89	11.21	57.62
Fund
NAV Return	(6.97)	(1.42)	(4.21)	8.84	43.77
Market Price Return	(7.00)	(1.51)	(4.47)	8.80	43.52

Fund Inception: July 19, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

DWIN	Manager’s Analysis
PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)

As an index fund, the PowerShares DWA Tactical Multi-Asset Income Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Multi-Asset Income Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Fund is a “fund of funds,” meaning that it invests substantially all of its assets in the shares of other exchange-traded funds (“ETFs”) eligible for inclusion in the Index, rather than in securities of individual companies. The Index is composed exclusively of other ETFs (the “Underlying ETFs”) and, under normal circumstances, most of the Underlying ETFs will be ETFs advised by the Fund’s adviser or its affiliates (the “PowerShares ETFs”). The Fund and the PowerShares ETFs are part of the same group of investment companies.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright”) or the “Index Provider”) compiles, maintains and calculates the Index, which, at any given time, is composed of one to five Underlying ETFs selected from a universe of income-producing ETFs (the “Eligible ETFs”), each of which generally is designed to seek to provide high levels of current income. This universe, which the Index Provider may change from time to time, consists mostly of PowerShares ETFs that employ income-oriented strategies. The Eligible ETFs invest their assets in different segments of the securities markets, such as: U.S. Treasuries, domestic and international bonds, dividend paying equities, preferred stock, real estate investment trusts (“REITs”) and master-limited partnerships (“MLPs”). The various Eligible ETFs may hold fixed income securities of any duration, maturity or quality, and certain Eligible ETFs may invest primarily in high-yield (or “junk”) bonds.

The Fund commenced investment operations on March 7, 2016 and began trading on March 10, 2016. During the period from inception to October 31, 2016, on a market price basis, the Fund returned 11.05%. On a net asset value (“NAV”) basis, the Fund returned 10.88%. During the same time period, the Index returned 11.19%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Aggregate Index returned 3.19% and the S&P 500® Index returned 8.24% (both are “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 9,980 securities and 500 securities, respectively. The Benchmark Indices were selected for their recognition in the marketplace, and their performance comparison is a useful measure for investors as a broad representation of the US fixed income and equity markets, respectively.

Relative to the Bloomberg Barclays U.S. Aggregate Index, the Fund was most underweight in the information technology sector during the fiscal period ended October 31, 2016. The majority of the Fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Index during the period can be attributed to the Fund’s thematic objective and weighting methodology across the underlying ETFs.

The majority of the Fund’s outperformance relative to the S&P 500® Index during the period can be attributed to the Fund being overweight an energy MLP ETF, a global short-term high yield bond ETF and an emerging market sovereign debt ETF.

For the fiscal period ended October 31, 2016, the MLP sector contributed most significantly to the Fund’s return, followed by the global short term high yield bond and emerging markets sovereign debt sectors. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Alerian MLP ETF, an MLP holding (portfolio average weight of 13.00%), and PowerShares Emerging Markets Sovereign Debt Portfolio, a PowerShares ETF holding positions in emerging markets sovereign debt (portfolio average weight of 18.76%). There were no detracting positions.

Portfolio Composition Market Segment Breakdown (% of the Fund’s Net Assets)* as of October 31, 2016
International Bond	38.3%
MLP	22.3
Preferreds	20.4
Real Estate	19.0

*	Reflects exposure achieved through investments in underlying funds.

8

PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

Fund Inception†
Index	Cumulative
Dorsey Wright® Multi-Asset Income Index	11.19%
Bloomberg Barclays U.S. Aggregate Index	3.19
S&P 500® Index	8.24
Fund
NAV Return	10.88
Market Price Return	11.05

Fund Inception: March 10, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.69% includes the unitary management fee of 0.25% and acquired fund fees and expenses of 0.44%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Indices performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indices returns are based on the inception date of the Fund.

9

DWTR	Manager’s Analysis
PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)

As an index fund, the PowerShares DWA Tactical Sector Rotation Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Sector 4 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Fund is a “fund of funds,” meaning that it invests its assets in the shares of other exchange-traded funds (“ETFs”) eligible for inclusion in the Index, rather than in securities of individual companies. The Fund also may invest in 1 to 6-month U.S. Treasury Bills included in the Index. The underlying funds included in the Index are ETFs advised by the Fund’s adviser or its affiliates (the “PowerShares ETFs”). The Fund and the PowerShares ETFs are part of the same group of investment companies.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) compiles, maintains and calculates the Index which, at any given time, is composed of up to four PowerShares ETFs from an eligible universe of nine PowerShares ETFs, each of which is designed to seek to track separate sector specific underlying indexes. Each PowerShares ETF’s underlying index also is compiled and maintained by the Index Provider. The Index seeks to gain exposure to the sectors of the U.S. equity markets that display the strongest relative strength, as evaluated on a monthly basis. “Relative Strength” is the measurement of a security’s performance in a given universe as compared to the performance of all other securities in that universe. Therefore, at any given time, the components of the Index are those PowerShares ETFs that the Index Provider believes offer the greatest potential to outperform each other eligible PowerShares ETF. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (5.47)%. On a net asset value (“NAV”) basis, the Fund returned (5.40)%. During the same time period, the Index returned (5.20)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with rebalances during the period.

During this same time period, the Russell® 3000 Index (the “Benchmark Index”) returned 4.24%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,970 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the

Benchmark Index primarily due to the Fund’s thematic objective and weighting methodology across the underlying PowerShares ETFs.

Relative to the Benchmark Index, the Fund was most underweight in the information technology sector during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight in the industrial and financial sectors as well as individual stock selection within the information technology sector.

For the fiscal year ended October 31, 2016, the basic materials sector contributed most significantly to the Fund’s return, followed by the utilities sector. The healthcare sector detracted most significantly from the Fund’s return, followed by the consumer cyclicals and technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return included PowerShares DWA Basic Materials Momentum Portfolio, a PowerShares ETF holding positions in basic materials companies (portfolio average weight of 16.21%), and PowerShares DWA Utilities Momentum Portfolio, a PowerShares ETF holding positions in utilities companies (portfolio average weight of 16.14%). Positions that detracted most significantly from the Fund’s return included PowerShares DWA Healthcare Momentum Portfolio, a PowerShares ETF holding positions in healthcare companies (no longer held at fiscal year-end), and PowerShares DWA Consumer Cyclicals Momentum Portfolio, a PowerShares ETF holding positions in consumer cyclical companies (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Consumer Staples	28.4
Materials	28.2
Information Technology	21.9
Utilities	21.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

10

PowerShares DWA Tactical Sector Rotation Portfolio (DWTR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
Dorsey Wright® Sector 4 Index	(5.20)%	(3.37)%	(3.57)%
Russell 3000® Index	4.24	6.62	7.02
Fund
NAV Return	(5.40)	(3.55)	(3.76)
Market Price Return	(5.47)	(3.55)	(3.76)

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% includes the unitary management fee of 0.15% and acquired fund fees and expenses of 0.60%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

PSCD	Manager’s Analysis
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

As an index fund, the PowerShares S&P SmallCap Consumer Discretionary Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer discretionary companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (5.24)%. On a net asset value (“NAV”) basis, the Fund returned (5.23)%. During the same time period, the Index returned (5.04)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 6.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the specialty retail industry and most underweight in the banks industry during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the specialty retail industry.

For the fiscal year ended October 31, 2016, the household durables industry contributed most significantly to the Fund’s return, followed by the hotels, restaurants & leisure and auto components industries, respectively. The specialty retail industry detracted most significantly from the Fund’s return, followed by the media and textiles, apparel & luxury goods industries, respectively.

Positions that contributed most significantly to the Fund’s return included Drew Industries, Inc., an auto components company (portfolio average weight of 2.07%), and Texas Roadhouse, Inc., a hotels, restaurants & leisure company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Tailored Brands, Inc., a specialty retail company (portfolio average weight of 0.87%), and G-III Apparel Group Ltd., a textiles, apparel & luxury goods company (portfolio average weight of 1.98%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Specialty Retail	27.9
Hotels, Restaurants & Leisure	21.5
Auto Components	12.0
Household Durables	11.9
Textiles, Apparel & Luxury Goods	9.3
Media	3.8
Leisure Products	3.2
Diversified Consumer Services	3.0
Internet & Direct Marketing Retail	2.4
Multi-line Retail	2.1
Distributors	1.9
Automobiles	0.9
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Drew Industries, Inc.	2.5
Wolverine World Wide, Inc.	2.4
Five Below, Inc.	2.3
Papa John’s International, Inc.	2.3
Lithia Motors, Inc., Class A	2.2
Dorman Products, Inc.	2.2
Steven Madden Ltd.	2.1
Monro Muffler Brake, Inc.	2.0
Ilg, Inc.	2.0
Core-Mark Holding Co., Inc.	1.8
Total	21.8

*	Excluding money market fund holdings.

12

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Discretionary Index	(5.04)%	1.71%	5.21%	12.49%	80.14%	10.38%	91.27%
S&P SmallCap 600® Index	6.35	6.13	19.55	13.56	88.89	12.08	111.36
Fund
NAV Return	(5.23)	1.50	4.57	12.22	77.98	10.10	88.13
Market Price Return	(5.24)	1.44	4.37	12.20	77.83	10.12	88.34

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

PSCC	Manager’s Analysis
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

As an index fund, the PowerShares S&P SmallCap Consumer Staples Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer staples companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that have noncyclical characteristics, including tobacco, food and beverage, and non-discretionary retail.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 11.59%. On a net asset value (“NAV”) basis, the Fund returned 11.81%. During the same time period, the Index returned 12.62%. During the fiscal year, the Fund deviated slightly from the Index in order to comply with the diversification requirements to qualify as a regulated investment company under the Internal Revenue Code. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period as well as due to these changes in portfolio composition.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 6.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the food products industry and most underweight in the banks industry during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the food products industry.

For the fiscal year ended October 31, 2016, the food products industry contributed most significantly to the Fund’s return, followed by the personal products and household products industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return included Darling Ingredients, Inc., a food products company (portfolio average weight of 11.91%), and B&G Foods, Inc., a food products company (portfolio average weight of 14.51%). Positions that detracted most significantly from the Fund’s return included Cal-Maine Foods, Inc., a food products company (portfolio average weight of 6.65%), and Snyder’s-Lance, Inc., a food products company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Food Products	58.9
Food & Staples Retailing	14.3
Household Products	9.6
Personal Products	9.6
Tobacco	4.9
Money Market Fund Plus Other Assets Less Liabilities	2.7

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
B&G Foods, Inc.	14.7
Darling Ingredients, Inc.	11.7
Sanderson Farms, Inc.	9.4
J & J Snack Foods Corp.	9.3
Universal Corp.	4.8
Andersons, Inc. (The)	4.8
Inter Parfums, Inc.	4.8
Medifast, Inc.	4.8
Seneca Foods Corp., Class A	4.8
WD-40 Co.	4.8
Total	73.9

*	Excluding money market fund holdings.

14

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Staples Index	12.62%	10.94%	36.53%	16.93%	118.57%	16.30%	169.40%
S&P SmallCap 600® Index	6.35	6.13	19.55	13.56	88.89	12.08	111.36
Fund
NAV Return	11.81	10.51	34.97	16.61	115.66	15.98	164.78
Market Price Return	11.59	10.40	34.54	16.57	115.22	15.96	164.50

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

PSCE	Manager’s Analysis
PowerShares S&P SmallCap Energy Portfolio (PSCE)

As an index fund, the PowerShares S&P SmallCap Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. energy companies that comprise the Index. These companies are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services and pipelines.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (7.05)%. On a net asset value (“NAV”) basis, the Fund returned (7.11)%. During the same time period, the Index returned (7.02)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, which was partially offset by income received through securities lending.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 6.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small-cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the energy equipment & services industry and most underweight in the banks industry during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the oil gas & consumable fuels industry.

For the fiscal year ended October 31, 2016, there were no contributing industries. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return, followed by the energy equipment & services industry.

Positions that contributed most significantly to the Fund’s return included US Silica Holdings, Inc., an energy equipment & services company (portfolio average weight of 9.61%), and PDC Energy, Inc., an oil, gas & consumable fuels company (portfolio average weight of 15.19%). Positions that detracted most significantly from the Fund’s return included Bristow Group, Inc., an energy equipment & services company (portfolio average weight of 3.70%), and Stone Energy Corporation, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Energy Equipment & Services	54.7
Oil, Gas & Consumable Fuels	44.9
Money Market Funds Plus Other Assets Less Liabilities	0.4

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
PDC Energy, Inc.	17.5
US Silica Holdings, Inc.	14.9
Carrizo Oil & Gas, Inc.	10.4
Helix Energy Solutions Group, Inc.	4.8
Synergy Resources Corp.	4.7
Green Plains, Inc.	4.7
Archrock, Inc.	4.4
Unit Corp.	4.3
SEACOR Holdings, Inc.	3.8
Newpark Resources, Inc.	2.9
Total	72.4

*	Excluding money market fund holdings.

16

PowerShares S&P SmallCap Energy Portfolio (PSCE) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Energy Index	(7.02)%	(29.35)%	(64.73)%	(12.46)%	(48.58)%	(5.55)%	(31.26)%
S&P SmallCap 600® Index	6.35	6.13	19.55	13.56	88.89	12.08	111.36
Fund
NAV Return	(7.11)	(29.49)	(64.95)	(12.67)	(49.22)	(5.81)	(32.49)
Market Price Return	(7.05)	(29.53)	(65.01)	(12.67)	(49.20)	(5.77)	(32.30)

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

PSCF	Manager’s Analysis
PowerShares S&P SmallCap Financials Portfolio (PSCF)

As an index fund, the PowerShares S&P SmallCap Financials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Financials and Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. financials companies that comprise the Index. These companies are principally engaged in the business of providing financial services and products, including, but not limited to, banking, investment services, insurance and real estate finance services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 6.19%. On a net asset value (“NAV”) basis, the Fund returned 6.29%. During the same time period, the Index returned 6.58%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 6.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small-cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the health care equipment & supplies industry during the fiscal year ended October 31, 2016. In addition to fees and operating expenses that the Fund incurred during the period, the majority of the Fund’s underperformance relative to the Benchmark Index can be attributed to the Fund’s focus on the financial industry while the best performing industries within the Benchmark Index were in the electronic equipment instruments & components, the semiconductors & semiconductor equipment, and the insurance industries.

For the fiscal year ended October 31, 2016, the equity real estate investment trusts (REITs) industry contributed most significantly to the Fund’s return, followed by the banks and real estate investment trusts (REITs) industries, respectively. The capital markets industry detracted most significantly from the Fund’s return, followed by the consumer finance and insurance industries, respectively.

Positions that contributed most significantly to the Fund’s return included Medical Properties Trust, Inc., a real estate investment trusts (REITs) company (no longer held at fiscal year-end), and CoreSite Realty Corp. REIT, an equity real estate investment trusts (REITs) company (portfolio average weight of 1.51%). Positions that detracted most significantly from the Fund’s return included PRA Group, Inc., a diversified financial services company (portfolio average weight of 0.99%), and American Equity Investment Life Holding Co., an insurance company (portfolio average weight of 1.00%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Banks	41.7
Equity REITs	26.1
Insurance	13.1
Capital Markets	6.5
Thrifts & Mortgage Finance	6.4
Consumer Finance	4.2
Real Estate Management & Development	1.4
Mortgage REITs	0.6
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
ProAssurance Corp.	1.9
Wintrust Financial Corp.	1.9
Texas Capital Bancshares, Inc.	1.9
UMB Financial Corp.	1.8
Acadia Realty Trust	1.8
Home BancShares, Inc.	1.8
United Bankshares, Inc.	1.7
CoreSite Realty Corp.	1.7
First Financial Bankshares, Inc.	1.6
Sterling Bancorp	1.6
Total	17.7

*	Excluding money market fund holdings.

18

PowerShares S&P SmallCap Financials Portfolio (PSCF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Financials and Real Estate Index	6.58%	7.41%	23.91%	13.82%	91.04%	11.25%	101.33%
S&P SmallCap 600® Index	6.35	6.13	19.55	13.56	88.89	12.08	111.36
Fund
NAV Return	6.29	7.11	22.88	13.50	88.35	10.92	97.50
Market Price Return	6.19	7.03	22.61	13.47	88.11	10.91	97.41

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

19

PSCH	Manager’s Analysis
PowerShares S&P SmallCap Health Care Portfolio (PSCH)

As an index fund, the PowerShares S&P SmallCap Health Care Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. healthcare companies that comprise the Index. These companies are principally engaged in the business of providing healthcare-related products, facilities and services including, but not limited to, biotechnology, pharmaceuticals, medical technology and supplies.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 0.21%. On a net asset value (“NAV”) basis, the Fund returned 0.33%. During the same time period, the Index returned 0.58%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 6.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment & supplies industry and most underweight in the banks industry during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the health care providers & services industry.

For the fiscal year ended October 31, 2016, the health care equipment & supplies industry contributed most significantly to the Fund’s return, followed by the health care technology and life sciences tools & services industries, respectively. The health care providers & services industry detracted most significantly from the

Fund’s return, followed by the biotechnology and pharmaceuticals industries, respectively.

Positions that contributed most significantly to the Fund’s return included NuVasive, Inc., a health care equipment & supplies company (no longer held at fiscal year-end), and HMS Holdings Corp., a health care providers & services company (portfolio average weight of 1.73%). Positions that detracted most significantly from the Fund’s return included Impax Laboratories, Inc., a pharmaceuticals company (portfolio average weight of 2.80%), and Acorda Therapeutics, Inc., a biotechnology company (portfolio average weight of 1.67%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Health Care Equipment & Supplies	34.4
Health Care Providers & Services	27.9
Pharmaceuticals	14.2
Biotechnology	10.7
Health Care Technology	9.5
Life Sciences Tools & Services	3.3
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Medidata Solutions, Inc.	3.5
Cantel Medical Corp.	3.4
Masimo Corp.	3.2
Integra LifeSciences Holdings Corp.	3.2
Medicines Co. (The)	3.1
Chemed Corp.	3.1
ICU Medical, Inc.	2.7
Neogen Corp.	2.6
Nektar Therapeutics, Class A	2.5
Ligand Pharmaceuticals, Inc.	2.4
Total	29.7

*	Excluding money market fund holdings.

20

PowerShares S&P SmallCap Health Care Portfolio (PSCH) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Health Care Index	0.58%	10.84%	36.19%	18.39%	132.53%	17.24%	184.05%
S&P SmallCap 600® Index	6.35	6.13	19.55	13.56	88.89	12.08	111.36
Fund
NAV Return	0.33	10.53	35.03	18.04	129.15	16.89	178.66
Market Price Return	0.21	10.45	34.73	18.00	128.76	16.90	178.76

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

21

PSCI	Manager’s Analysis
PowerShares S&P SmallCap Industrials Portfolio (PSCI)

As an index fund, the PowerShares S&P SmallCap Industrials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. industrial companies that comprise the Index. These companies are principally engaged in the business of providing industrial products and services including, but not limited to, engineering, heavy machinery, construction, electrical equipment, aerospace and defense, and general manufacturing.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 4.86%. On a net asset value (“NAV”) basis, the Fund returned 5.10%. During the same time period, the Index returned 5.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 6.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the banks industry during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the professional services industry.

For the fiscal year ended October 31, 2016, the machinery industry contributed most significantly to the Fund’s return, followed by the commercial services & supplies and building products industries, respectively. The professional services industry detracted most significantly from the Fund’s return, followed by the marine and air freight & logistics industries, respectively.

Positions that contributed most significantly to the Fund’s return included John Bean Technologies Corp., a machinery company (portfolio average weight of 1.54%), and ABM Industries, Inc., a commercial services & supplies company (portfolio average weight of 1.72%). Positions that detracted most significantly from the Fund’s return included Korn/Ferry International, a commercial services & supplies company (portfolio average weight of 1.38%), and Allegiant Travel Co., an airlines company (portfolio average weight of 1.89%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Machinery	26.6
Commercial Services & Supplies	21.3
Building Products	10.6
Professional Services	9.9
Aerospace & Defense	7.9
Airlines	5.1
Road & Rail	4.4
Air Freight & Logistics	3.6
Trading Companies & Distributors	3.4
Electrical Equipment	2.9
Construction & Engineering	2.1
Marine	1.5
Industrial Conglomerates	0.7
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Healthcare Services Group, Inc.	2.4
Hawaiian Holdings, Inc.	2.1
John Bean Technologies Corp.	2.0
Tetra Tech, Inc.	1.9
ABM Industries, Inc.	1.9
WageWorks, Inc.	1.9
Barnes Group, Inc.	1.8
Applied Industrial Technologies, Inc.	1.7
Knight Transportation, Inc.	1.7
Matthews International Corp., Class A	1.7
Total	19.1

*	Excluding money market fund holdings.

22

PowerShares S&P SmallCap Industrials Portfolio (PSCI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Industrials Index	5.37%	5.10%	16.10%	13.44%	87.83%	11.41%	103.20%
S&P SmallCap 600® Index	6.35	6.13	19.55	13.56	88.89	12.08	111.36
Fund
NAV Return	5.10	4.81	15.14	13.09	84.97	11.06	99.19
Market Price Return	4.86	4.68	14.71	13.03	84.47	11.04	98.89

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

23

PSCT	Manager’s Analysis
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

As an index fund, the PowerShares S&P SmallCap Information Technology Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. information technology companies that comprise the Index. These companies are principally engaged in the business of providing information technology-related products and services including, but not limited to, computer hardware and software, Internet, electronics and semiconductors, and communication technologies.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 18.63%. On a net asset value (“NAV”) basis, the Fund returned 18.75%. During the same time period, the Index returned 19.10%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 6.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the electronic equipment, instruments & components industry and most underweight in the banks industry during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the semiconductors & semiconductor equipment industry.

For the fiscal year ended October 31, 2016, the electronic equipment, instruments & components industry contributed most significantly to the Fund’s return, followed by the semiconductors & semiconductor equipment and software industries, respectively. The technology hardware, storage & peripherals industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included Cirrus Logic, Inc., a semiconductors & semiconductor equipment company (no longer held at fiscal year-end), and Coherent, Inc., an electronic equipment, instruments & components company (portfolio average weight of 2.09%). Positions that detracted most significantly from the Fund’s return included Virtusa Corp., an it services company (portfolio average weight of 0.92%), and Cray, Inc., a technology hardware, storage & peripherals company (portfolio average weight of 0.97%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Electronic Equipment, Instruments & Components	28.5
Software	20.2
Semiconductors & Semiconductor Equipment	18.7
IT Services	11.1
Internet Software & Services	9.6
Communications Equipment	8.3
Technology Hardware, Storage & Peripherals	3.6
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Take-Two Interactive Software, Inc.	3.7
Littelfuse, Inc.	3.0
Blackbaud, Inc.	2.8
MKS Instruments, Inc.	2.6
Coherent, Inc.	2.5
Tivo Corp.	2.3
LogMeIn, Inc.	2.3
CACI International, Inc., Class A	2.3
Cardtronics PLC, Class A	2.2
Sanmina Corp.	2.0
Total	25.7

*	Excluding money market fund holdings.

24

PowerShares S&P SmallCap Information Technology Portfolio (PSCT) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Information Technology Index	19.10%	14.30%	49.34%	17.83%	127.18%	14.92%	149.10%
S&P SmallCap 600® Index	6.35	6.13	19.55	13.56	88.89	12.08	111.36
Fund
NAV Return	18.75	13.97	48.04	17.49	123.91	14.56	144.23
Market Price Return	18.63	13.91	47.80	17.50	123.98	14.58	144.41

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

25

PSCM	Manager’s Analysis
PowerShares S&P SmallCap Materials Portfolio (PSCM)

As an index fund, the PowerShares S&P SmallCap Materials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. basic materials companies that comprise the Index. These companies are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 14.07%. On a net asset value (“NAV”) basis, the Fund returned 13.89%. During the same time period, the Index returned 14.24%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 6.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the banks industry during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the chemicals industry.

For the fiscal year ended October 31, 2016, the chemicals industry contributed most significantly to the Fund’s return, followed by the metals & mining and construction materials industries, respectively. The paper & forest products industry detracted most significantly from the Fund’s return, followed by the containers & packaging industry.

Positions that contributed most significantly to the Fund’s return included Chemours Co. (The), a chemicals company (portfolio average weight of 3.99%), and Stillwater Mining Co., a metals & mining company (portfolio average weight of 4.04%). Positions that detracted most significantly from the Fund’s return included KapStone Paper and Packaging Corp., a paper & forest products company (portfolio average weight of 4.60%), and Boise Cascade Co., a paper & forest products company (portfolio average weight of 2.92%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Chemicals	55.7
Paper & Forest Products	19.4
Metals & Mining	19.1
Construction Materials	5.1
Containers & Packaging	0.7
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Chemours Co. (The)	8.0
Balchem Corp.	6.4
H.B. Fuller Co.	5.7
Ingevity Corp.	4.7
Stillwater Mining Co.	4.3
KapStone Paper and Packaging Corp.	4.3
AK Steel Holding Corp.	4.2
Innospec, Inc.	3.9
Quaker Chemical Corp.	3.8
Stepan Co.	3.7
Total	49.0

26

PowerShares S&P SmallCap Materials Portfolio (PSCM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Materials Index	14.24%	(0.14)%	(0.43)%	9.65%	58.50%	7.67%	62.41%
S&P SmallCap 600® Index	6.35	6.13	19.55	13.56	88.89	12.08	111.36
Fund
NAV Return	13.89	(0.45)	(1.35)	9.32	56.14	7.34	59.27
Market Price Return	14.07	(0.46)	(1.36)	9.39	56.60	7.38	59.57

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

27

PSCU	Manager’s Analysis
PowerShares S&P SmallCap Utilities Portfolio (PSCU)

As an index fund, the PowerShares S&P SmallCap Utilities Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Utilities & Telecommunication Services Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. utility companies that comprise the Index. These companies are principally engaged in providing either energy, water, electric or natural gas utilities or providing telecommunications services. These companies may include, but are not limited to, companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services.

S&P Dow Jones Indices, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 11.23%. On a net asset value (“NAV”) basis, the Fund returned 11.40%. During the same time period, the Index returned 11.83%. During the fiscal year, the Fund deviated slightly from the Index in order to comply with the diversification requirements to qualify as a regulated investment company under the Internal Revenue Code. The Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period as well as due to these changes in portfolio composition.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 6.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the gas utilities industry and most underweight in the banks industry during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the gas utilities industry.

For the fiscal year ended October 31, 2016, the gas utilities industry contributed most significantly to the Fund’s return, followed by the multi-utilities and software industries, respectively. The diversified telecommunication services industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included Southwest Gas Corp., a gas utilities company (no longer held at fiscal year-end), and ALLETE, Inc., an electric utilities company (portfolio average weight of 5.76%). Positions that detracted most significantly from the Fund’s return included Avangrid, Inc., an electric utilities company (no longer held at fiscal year-end), and General Communication, Inc., Class A, a diversified telecommunication services company (portfolio average weight of 2.33%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Diversified Telecommunication Services	35.0
Gas Utilities	21.5
Electric Utilities	18.5
Water Utilities	9.6
Multi-Utilities	5.9
Wireless Telecommunication Services	2.7
Other Assets Less Liabilities	6.8

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
ALLETE, Inc.	12.6
Spire, Inc.	11.9
Cogent Communications Group, Inc.	6.0
El Paso Electric Co.	6.0
Avista Corp.	5.9
ATN International, Inc.	4.8
South Jersey Industries, Inc.	4.8
American States Water Co.	4.8
Cincinnati Bell, Inc.	4.8
Northwest Natural Gas Co.	4.8
Total	66.4

28

PowerShares S&P SmallCap Utilities Portfolio (PSCU) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P SmallCap 600® Capped Utilities & Telecommunication Services Index	11.83%	13.59%	46.54%	12.60%	80.99%	13.04%	123.56%
S&P SmallCap 600® Index	6.35	6.13	19.55	13.56	88.89	12.08	111.36
Fund
NAV Return	11.40	13.23	45.17	12.24	78.16	12.69	119.09
Market Price Return	11.23	13.14	44.82	12.23	78.04	12.67	118.86

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

29

Schedule of Investments

PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)

October 31, 2016

Number of Shares		Value
	Exchange—Traded Funds—100.0%(a)
22,007	PowerShares DWA Developed Markets Momentum Portfolio	$490,096
31,922	PowerShares DWA Emerging Markets Momentum Portfolio	513,944
66,913	PowerShares DWA Momentum Portfolio	2,756,815
73,712	PowerShares DWA SmallCap Momentum Portfolio	2,607,193
27,970	PowerShares S&P 500® Low Volatility Portfolio	1,131,666
54,033	PowerShares S&P Emerging Markets Low Volatility Portfolio	1,196,291
39,670	PowerShares S&P International Developed Low Volatility Portfolio	1,165,505
31,436	PowerShares S&P SmallCap Low Volatility Portfolio	1,190,481

	Total Exchange—Traded Funds (Cost $11,522,096)	11,051,991

	Money Market Fund—0.0%
1,070	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(b) (Cost $1,070)	1,070

	Total Investments (Cost $11,523,166)—100.0%	11,053,061
	Other assets less liabilities—(0.0)%	(1,216)

	Net Assets—100.0%	$11,051,845

Notes to Schedule of Investments:

(a)	Affiliated company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Schedule of Investments(a)

PowerShares DWA SmallCap Momentum Portfolio (DWAS)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—12.7%
29,719	Ascent Capital Group, Inc., Class A(b)	$605,673
90,647	Career Education Corp.(b)	651,752
13,754	Cheesecake Factory, Inc. (The)	731,575
59,556	Denny’s Corp.(b)	617,596
24,079	Dorman Products, Inc.(b)	1,546,835
7,294	Drew Industries, Inc.	653,178
22,706	Duluth Holdings, Inc., Class B(b)(c)	616,468
57,990	Eldorado Resorts, Inc.(b)	701,679
15,535	Grand Canyon Education, Inc.(b)	677,947
33,333	Horizon Global Corp.(b)	667,993
37,378	Intrawest Resorts Holdings, Inc.(b)	613,373
24,368	La-Z-Boy, Inc.	570,211
17,684	LGI Homes, Inc.(b)(c)	526,276
37,828	LifeLock, Inc.(b)	609,031
8,796	Marriott Vacations Worldwide Corp.	559,250
26,532	Monarch Casino & Resort, Inc.(b)	627,482
107,586	Nautilus, Inc.(b)	1,893,514
28,097	Nexstar Broadcasting Group, Inc., Class A(c)	1,371,134
17,712	Papa John’s International, Inc.	1,336,370
24,096	Smith & Wesson Holding Corp.(b)(c)	636,857
71,775	Spartan Motors, Inc.	613,676
15,758	Standard Motor Products, Inc.	770,566
35,059	Stoneridge, Inc.(b)	519,574
12,970	Universal Electronics, Inc.(b)	909,846
27,847	Winnebago Industries, Inc.	786,678

		19,814,534

	Consumer Staples—2.3%
29,363	Alliance One International, Inc.(b)	436,040
111,003	Avon Products, Inc.	727,070
17,644	Farmer Brothers Co.(b)	576,959
10,694	Fresh Del Monte Produce, Inc.	645,383
26,484	Omega Protein Corp.(b)	590,593
5,458	WD-40 Co.	581,959

		3,558,004

	Energy—5.6%
54,517	Archrock, Inc.	632,397
42,992	Callon Petroleum Co.(b)	558,466
31,195	Clayton Williams Energy, Inc.(b)(c)	2,723,635
168,291	Fairmount Santrol Holdings, Inc.(b)(c)	1,445,620
9,546	PDC Energy, Inc.(b)	585,456
11,297	REX American Resources Corp.(b)	892,350
81,226	Sanchez Energy Corp.(b)(c)	517,410
43,073	Unit Corp.(b)	737,841
15,042	US Silica Holdings, Inc.	694,790

		8,787,965

	Financials—16.8%
18,721	Ameris Bancorp	679,572
10,706	AMERISAFE, Inc.	595,254
25,600	BNC Bancorp	637,440
20,439	Cathay General Bancorp	612,148
35,505	Centerstate Banks, Inc.	663,234
17,808	Eagle Bancorp, Inc.(b)	875,263
58,840	Farmers National Banc Corp.	617,820
37,185	FBL Financial Group, Inc., Class A	2,353,811
14,118	First Defiance Financial Corp.	557,379

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
32,352	First Financial Bankshares, Inc.(c)	$1,171,142
24,178	First Merchants Corp.	680,611
17,347	Franklin Financial Network, Inc.(b)	565,512
24,392	Hanmi Financial Corp.	609,800
17,605	Horace Mann Educators Corp.	632,900
132,109	Independent Bank Corp./MI	2,219,431
16,196	INTL FCStone, Inc.(b)	581,436
40,739	Meridian Bancorp, Inc.	649,787
11,465	Meta Financial Group, Inc.	839,811
212,861	MGIC Investment Corp.(b)	1,736,946
38,811	Pacific Premier Bancorp, Inc.(b)	1,003,264
13,955	Pinnacle Financial Partners, Inc.	720,078
20,881	ProAssurance Corp.	1,112,957
26,560	ServisFirst Bancshares, Inc.(c)	1,437,958
15,641	Stewart Information Services Corp.	703,063
40,895	Trupanion, Inc.(b)(c)	662,090
30,551	United Community Banks, Inc.	658,985
115,870	Waterstone Financial, Inc.	1,963,997
17,399	WSFS Financial Corp.	609,835

		26,151,524

	Health Care—17.2%
23,304	Accelerate Diagnostics, Inc.(b)(c)	495,210
25,476	Aclaris Therapeutics, Inc.(b)(c)	541,365
17,989	Aerie Pharmaceuticals, Inc.(b)	598,134
32,298	Amphastar Pharmaceuticals, Inc.(b)	585,886
70,268	Aratana Therapeutics, Inc.(b)	569,171
46,818	ARIAD Pharmaceuticals, Inc.(b)	408,253
98,967	Axogen, Inc.(b)	875,858
33,016	Bellicum Pharmaceuticals, Inc.(b)(c)	546,745
122,945	ChemoCentryx, Inc.(b)(c)	735,211
17,977	Clovis Oncology, Inc.(b)	522,771
35,329	CryoLife, Inc.	600,593
11,894	Cynosure, Inc., Class A(b)	507,279
27,942	Evolent Health, Inc., Class A(b)	588,179
40,043	Exact Sciences Corp.(b)(c)	623,870
187,193	Exelixis, Inc.(b)	1,982,374
14,203	Five Prime Therapeutics, Inc.(b)	689,272
54,072	GenMark Diagnostics, Inc.(b)	576,948
16,373	Glaukos Corp.(b)	546,858
16,983	HealthEquity, Inc.(b)	564,345
24,262	Healthways, Inc.(b)	601,698
41,680	Heska Corp.(b)	2,058,992
5,045	ICU Medical, Inc.(b)	702,768
15,197	Inogen, Inc.(b)	815,623
46,878	Invuity, Inc.(b)	475,812
32,558	LeMaitre Vascular, Inc.	681,765
23,809	Loxo Oncology, Inc.(b)(c)	496,656
10,755	Masimo Corp.(b)	591,525
57,223	Minerva Neurosciences, Inc.(b)	638,036
17,052	Natus Medical, Inc.(b)	670,996
32,624	Nektar Therapeutics, Class A(b)	404,538
25,722	NxStage Medical, Inc.(b)	584,918
10,002	Puma Biotechnology, Inc.(b)	383,077
20,609	Sarepta Therapeutics, Inc.(b)	808,697
10,241	Spark Therapeutics, Inc.(b)	481,429
25,704	Spectranetics Corp. (The)(b)	557,777

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
24,488	Supernus Pharmaceuticals, Inc.(b)	$484,862
19,180	Theravance Biopharma, Inc. (Cayman Islands)(b)	481,993
10,171	U.S. Physical Therapy, Inc.	578,730
38,321	Vanda Pharmaceuticals, Inc.(b)	569,067
14,826	Vascular Solutions, Inc.(b)	676,066
25,338	Xencor, Inc.(b)	539,446

		26,842,793

	Industrials—17.7%
22,711	AAON, Inc.	680,195
10,024	Alamo Group, Inc.	650,758
13,441	American Woodmark Corp.(b)	1,004,043
19,894	Argan, Inc.	1,130,974
9,633	AZZ, Inc.	512,957
53,934	Builders FirstSource, Inc.(b)	521,542
70,567	Casella Waste Systems, Inc., Class A(b)	790,350
20,011	Douglas Dynamics, Inc.	642,353
52,902	Energous Corp.(b)(c)	721,054
128,444	Energy Recovery, Inc.(b)(c)	1,568,301
9,172	EnerSys	597,372
44,323	ExOne Co. (The)(b)(c)	528,773
16,929	Gibraltar Industries, Inc.(b)	658,538
22,531	Global Brass & Copper Holdings, Inc.	646,640
39,002	Healthcare Services Group, Inc.	1,441,904
100,011	Hudson Technologies, Inc.(b)	610,067
47,822	IES Holdings, Inc.(b)	714,939
17,853	Insteel Industries, Inc.	480,246
11,349	John Bean Technologies Corp.	906,218
12,003	Kadant, Inc.	619,955
58,272	KEYW Holding Corp. (The)(b)(c)	611,273
41,565	Lydall, Inc.(b)	1,943,164
26,969	Mercury Systems, Inc.(b)	749,199
62,257	Mueller Water Products, Inc., Class A	767,006
30,289	Navistar International Corp.(b)(c)	675,445
31,807	NV5 Global, Inc.(b)	909,680
25,484	Patrick Industries, Inc.(b)	1,461,507
27,483	SkyWest, Inc.	828,613
10,462	Standex International Corp.	799,297
97,515	Supreme Industries, Inc., Class A	1,188,708
70,518	Titan International, Inc.	718,578
18,263	Trex Co., Inc.(b)	982,732
6,575	Universal Forest Products, Inc.	565,384

		27,627,765

	Information Technology—19.3%
41,532	8x8, Inc.(b)	591,831
61,164	A10 Networks, Inc.(b)	468,516
13,678	Advanced Energy Industries, Inc.(b)	652,441
32,201	Alpha & Omega Semiconductor Ltd.(b)	680,407
67,976	Amkor Technology, Inc.(b)	630,138
30,683	Applied Optoelectronics, Inc.(b)	590,034
48,397	Axcelis Technologies, Inc.(b)	660,619
48,295	Brightcove, Inc.(b)	538,489
13,458	BroadSoft, Inc.(b)	559,180
40,426	Callidus Software, Inc.(b)	737,775
17,670	CEVA, Inc.(b)	530,984

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
21,299	Convergys Corp.	$621,931
23,506	Ebix, Inc.(c)	1,316,336
13,226	Electronics for Imaging, Inc.(b)	562,502
8,897	Ellie Mae, Inc.(b)	942,103
12,609	ExlService Holdings, Inc.(b)	555,174
15,106	Fabrinet (Thailand)(b)	573,424
21,817	Finisar Corp.(b)	597,349
59,104	Five9, Inc.(b)	846,369
24,505	Gigamon, Inc.(b)	1,355,127
27,409	GTT Communications, Inc.(b)	616,703
19,882	Inphi Corp.(b)	737,622
8,276	InterDigital, Inc.	584,699
8,977	Littelfuse, Inc.	1,252,292
10,765	LogMeIn, Inc.(c)	1,022,675
15,588	Lumentum Holdings, Inc.(b)	523,757
15,798	MACOM Technology Solutions Holdings, Inc.(b)	580,734
106,855	MeetMe, Inc.(b)(c)	522,521
112,209	NeoPhotonics Corp.(b)	1,570,926
193,875	Oclaro, Inc.(b)	1,417,226
14,375	Paylocity Holding Corp.(b)(c)	625,169
24,393	PC Connection, Inc.	566,162
32,616	PCM, Inc.(b)	691,459
22,654	Q2 Holdings, Inc.(b)	636,577
46,980	Quotient Technology, Inc.(b)	497,988
119,031	Radisys Corp.(b)	496,359
26,736	RingCentral, Inc., Class A(b)	553,435
9,020	Science Applications International Corp.	621,568
7,954	Stamps.com, Inc.(b)	775,913
140,116	USA Technologies, Inc.(b)	630,522
46,347	Xactly Corp.(b)	597,876
32,776	XO Group, Inc.(b)	603,078

		30,135,990

	Materials—5.3%
12,684	Chase Corp.	866,951
46,622	Flotek Industries, Inc.(b)(c)	549,207
173,831	Gold Resource Corp.(c)	987,360
13,354	Ingevity Corp.(b)	552,856
27,971	Innospec, Inc.	1,685,253
18,793	Kraton Corp.(b)	481,665
29,287	Neenah Paper, Inc.	2,340,031
6,627	Quaker Chemical Corp.	712,402

		8,175,725

	Real Estate—1.2%
30,091	One Liberty Properties, Inc. REIT	708,944
11,660	QTS Realty Trust, Inc., Class A REIT	535,894
17,810	RMR Group, Inc. (The), Class A	611,773

		1,856,611

	Telecommunication Services—0.8%
62,144	ORBCOMM, Inc.(b)	554,946
96,610	Vonage Holdings Corp.(b)	662,745

		1,217,691

	Utilities—1.1%
12,731	Ormat Technologies, Inc.	614,016
21,680	Spark Energy, Inc., Class A	524,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
43,652	TerraForm Power, Inc., Class A(b)(c)	$541,721

		1,680,393

	Total Common Stocks and Other Equity Interests (Cost $150,618,685)	155,848,995

	Money Market Fund—0.0%
44,051	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(d) (Cost $44,051)	44,051

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $150,662,736)—100.0%	155,893,046

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—9.8%
15,263,759	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(d)(e) (Cost $15,263,759)	15,263,759

	Total Investments (Cost $165,926,495)—109.8%	171,156,805
	Other assets less liabilities—(9.8)%	(15,299,632)

	Net Assets—100.0%	$155,857,173

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments

PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)

October 31, 2016

Number of Shares		Value
	Exchange-Traded Funds—100.0%
2,168,577	Alerian MLP ETF	$26,521,697
769,426	PowerShares Emerging Markets Sovereign Debt Portfolio(a)	22,836,564
936,546	PowerShares Global Short Term High Yield Bond Portfolio(a)	22,748,703
664,397	PowerShares KBW Premium Yield Equity REIT Portfolio(a)	22,542,990
1,615,338	PowerShares Preferred Portfolio(a)	24,197,763

	Total Exchange-Traded Funds (Cost $117,451,052)	118,847,717

	Money Market Fund—1.5%
1,731,358	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(b) (Cost $1,731,358)	1,731,358

	Total Investments (Cost $119,182,410)—101.5%	120,579,075
	Other assets less liabilities—(1.5)%	(1,732,933)

	Net Assets—100.0%	$118,846,142

Investment Abbreviations:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Affiliated company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments

PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)

October 31, 2016

Number of Shares		Value
	Exchange-Traded Funds—100.0%(a)
883,893	PowerShares DWA Basic Materials Momentum Portfolio	$48,614,115
888,762	PowerShares DWA Consumer Staples Momentum Portfolio	48,810,898
955,973	PowerShares DWA Technology Momentum Portfolio(b)	37,693,155
1,443,282	PowerShares DWA Utilities Momentum Portfolio	37,020,472

	Total Exchange-Traded Funds (Cost $169,832,040)	172,138,640

	Money Market Fund—0.0%
4,837	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(c) (Cost $4,837)	4,837

	Total Investments (Cost $169,836,877)—100.0%	172,143,477
	Other assets less liabilities—(0.0)%	(22,068)

	Net Assets—100.0%	$172,121,409

Notes to Schedule of Investments:

(a)	Affiliated company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

October 31, 2016

Number of Shares		Value
	Common Stocks—99.9%
	Auto Components—12.0%
64,037	American Axle & Manufacturing Holdings, Inc.(b)	$1,147,543
14,499	Cooper-Standard Holding, Inc.(b)	1,323,324
25,425	Dorman Products, Inc.(b)	1,633,302
20,597	Drew Industries, Inc.	1,844,461
20,021	Fox Factory Holding Corp.(b)	434,456
30,558	Gentherm, Inc.(b)	860,208
15,606	Motorcar Parts of America, Inc.(b)	409,501
16,745	Standard Motor Products, Inc.	818,831
19,162	Superior Industries International, Inc.	469,469

		8,941,095

	Automobiles—0.9%
22,529	Winnebago Industries, Inc.	636,444

	Distributors—1.9%
38,756	Core-Mark Holding Co., Inc.	1,370,025

	Diversified Consumer Services—3.0%
13,464	American Public Education, Inc.(b)	271,299
9,687	Capella Education Co.	708,120
53,906	Career Education Corp.(b)	387,584
29,384	Regis Corp.(b)	372,589
8,736	Strayer Education, Inc.(b)	512,454

		2,252,046

	Hotels, Restaurants & Leisure—21.5%
70,738	Belmond Ltd., Class A (United Kingdom)(b)	916,057
849	Biglari Holdings, Inc.(b)	372,015
16,808	BJ’s Restaurants, Inc.(b)	606,769
16,558	Bob Evans Farms, Inc.	682,521
68,659	Boyd Gaming Corp.(b)	1,226,250
14,069	Chuy’s Holdings, Inc.(b)	399,560
31,132	Dave & Buster’s Entertainment, Inc.(b)	1,287,308
14,341	DineEquity, Inc.	1,134,373
18,023	El Pollo Loco Holdings, Inc.(b)(c)	219,881
22,552	Fiesta Restaurant Group, Inc.(b)	595,373
89,098	Ilg, Inc.	1,459,425
15,799	Marcus Corp. (The)	418,673
20,346	Marriott Vacations Worldwide Corp.	1,293,599
9,139	Monarch Casino & Resort, Inc.(b)	216,137
22,306	Papa John’s International, Inc.	1,682,988
17,821	Popeyes Louisiana Kitchen, Inc.(b)	951,285
11,131	Red Robin Gourmet Burgers, Inc.(b)	512,026
50,376	Ruby Tuesday, Inc.(b)	149,617
25,464	Ruth’s Hospitality Group, Inc.	403,604
42,525	Scientific Games Corp., Class A(b)(c)	527,310
39,828	Sonic Corp.	912,459

		15,967,230

	Household Durables—11.9%
7,065	Cavco Industries, Inc.(b)	652,806
21,384	Ethan Allen Interiors, Inc.	656,489
16,616	Installed Building Products, Inc.(b)	549,159
22,769	iRobot Corp.(b)	1,154,388
41,188	La-Z-Boy, Inc.	963,799
14,088	LGI Homes, Inc.(b)(c)	419,259
20,665	M/I Homes, Inc.(b)	444,504
32,860	MDC Holdings, Inc.	779,111
31,512	Meritage Homes Corp.(b)	975,296
32,204	TopBuild Corp.(b)	970,306

Number of Shares		Value
	Common Stocks (continued)
	Household Durables (continued)
12,124	Universal Electronics, Inc.(b)	$850,499
18,312	WCI Communities, Inc.(b)	423,923

		8,839,539

	Internet & Direct Marketing Retail—2.4%
9,731	Blue Nile, Inc.	339,904
14,445	FTD Cos., Inc.(b)	290,633
24,737	Nutrisystem, Inc.	784,163
17,195	PetMed Express, Inc.(c)	341,665

		1,756,365

	Leisure Products—3.2%
10,931	Arctic Cat, Inc.	163,856
78,769	Callaway Golf Co.	804,231
26,057	Nautilus, Inc.(b)	458,603
15,893	Sturm Ruger & Co., Inc.	977,420

		2,404,110

	Media—3.8%
47,986	E.W. Scripps Co. (The), Class A(b)	636,295
97,625	Gannett Co., Inc.	758,546
38,969	Harte-Hanks, Inc.	54,946
22,433	Scholastic Corp.	858,062
30,912	World Wrestling Entertainment, Inc., Class A	546,524

		2,854,373

	Multi-line Retail—2.1%
29,363	Fred’s, Inc., Class A	268,084
39,708	Ollie’s Bargain Outlet Holdings, Inc.(b)	1,086,014
37,321	Tuesday Morning Corp.(b)	184,739

		1,538,837

	Specialty Retail—27.9%
56,679	Abercrombie & Fitch Co., Class A	828,080
16,524	Asbury Automotive Group, Inc.(b)	841,898
32,197	Barnes & Noble Education, Inc.(b)	299,754
46,811	Barnes & Noble, Inc.	482,153
14,944	Big 5 Sporting Goods Corp.	231,632
23,371	Buckle, Inc. (The)(c)	487,285
36,352	Caleres, Inc.	909,163
21,810	Cato Corp. (The), Class A	647,103
15,375	Children’s Place, Inc. (The)	1,167,731
65,679	Express, Inc.(b)	789,462
34,719	Finish Line, Inc. (The), Class A	683,617
45,964	Five Below, Inc.(b)	1,727,327
31,766	Francesca’s Holdings Corp.(b)	510,480
17,372	Genesco, Inc.(b)	934,614
16,636	Group 1 Automotive, Inc.	1,002,652
15,980	Haverty Furniture Cos., Inc.	283,645
18,747	Hibbett Sports, Inc.(b)(c)	728,321
12,247	Kirkland’s, Inc.(b)	149,536
19,603	Lithia Motors, Inc., Class A	1,681,545
22,737	Lumber Liquidators Holdings, Inc.(b)(c)	352,651
20,345	MarineMax, Inc.(b)	405,883
27,048	Monro Muffler Brake, Inc.	1,487,640
44,494	Rent-A-Center, Inc.	448,944
38,474	Select Comfort Corp.(b)	738,316
11,846	Shoe Carnival, Inc.	300,533
22,397	Sonic Automotive, Inc., Class A	400,906
21,089	Stage Stores, Inc.(c)	107,343

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks (continued)
	Specialty Retail (continued)
25,931	Stein Mart, Inc.	$156,105
40,750	Tailored Brands, Inc.	643,850
27,619	Tile Shop Holdings, Inc. (The)(b)	468,142
20,105	Vitamin Shoppe, Inc.(b)	503,630
14,751	Zumiez, Inc.(b)(c)	328,210

		20,728,151

	Textiles, Apparel & Luxury Goods—9.3%
61,558	Crocs, Inc.(b)	473,381
34,497	G-III Apparel Group Ltd.(b)	901,062
47,017	Iconix Brand Group, Inc.(b)(c)	370,494
12,840	Movado Group, Inc.	283,122
12,502	Oxford Industries, Inc.	784,125
10,125	Perry Ellis International, Inc.(b)	188,224
46,193	Steven Madden Ltd.(b)	1,542,846
12,649	Unifi, Inc.(b)	363,659
16,380	Vera Bradley, Inc.(b)	219,001
83,304	Wolverine World Wide, Inc.	1,778,540

		6,904,454

	Total Common Stocks (Cost $80,690,969)	74,192,669

	Money Market Fund—0.1%
50,097	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(d) (Cost $50,097)	50,097

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $80,741,066)—100.0%	74,242,766

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.3%
2,435,067	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(d)(e) (Cost $2,435,067)	2,435,067

	Total Investments (Cost $83,176,133)—103.3%	76,677,833
	Other assets less liabilities—(3.3)%	(2,442,525)

	Net Assets—100.0%	$74,235,308

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

October 31, 2016

Number of Shares		Value
	Common Stocks—97.3%
	Food & Staples Retailing—14.3%
88,165	Andersons, Inc. (The)	$3,354,678
117,712	SpartanNash Co.	3,295,936
755,051	SUPERVALU, Inc.(b)	3,239,169

		9,889,783

	Food Products—58.9%
241,090	B&G Foods, Inc.	10,222,216
52,823	Calavo Growers, Inc.	3,124,481
82,177	Cal-Maine Foods, Inc.(c)	3,176,141
597,559	Darling Ingredients, Inc.(b)	8,126,802
52,654	J & J Snack Foods Corp.	6,431,686
72,137	Sanderson Farms, Inc.	6,490,887
112,755	Seneca Foods Corp., Class A(b)	3,314,997

		40,887,210

	Household Products—9.6%
30,405	Central Garden & Pet Co.(b)	739,450
113,192	Central Garden & Pet Co., Class A(b)	2,641,901
31,018	WD-40 Co.	3,307,294

		6,688,645

	Personal Products—9.6%
102,157	Inter Parfums, Inc.	3,330,319
80,853	Medifast, Inc.	3,319,824

		6,650,143

	Tobacco—4.9%
62,090	Universal Corp.	3,365,278

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $71,374,819)—97.3%	67,481,059

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.6%
1,817,400	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(d)(e) (Cost $1,817,400)	1,817,400

	Total Investments (Cost $73,192,219)—99.9%	69,298,459
	Other assets less liabilities—0.1%	61,286

	Net Assets—100.0%	$69,359,745

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

PowerShares S&P SmallCap Energy Portfolio (PSCE)

October 31, 2016

Number of Shares		Value
	Common Stocks—99.6%
	Energy Equipment & Services—54.7%
197,802	Archrock, Inc.	$2,294,503
171,194	Atwood Oceanics, Inc.(b)	1,306,210
90,642	Bristow Group, Inc.	907,326
52,066	CARBO Ceramics, Inc.	317,603
55,161	Era Group, Inc.(c)	416,466
88,845	Exterran Corp.(c)	1,404,639
37,861	Geospace Technologies Corp.(c)	697,778
38,242	Gulf Island Fabrication, Inc.	382,420
291,843	Helix Energy Solutions Group, Inc.(c)	2,544,871
91,869	Hornbeck Offshore Services, Inc.(c)	364,720
75,338	Matrix Service Co.(c)	1,333,483
240,100	Newpark Resources, Inc.(c)	1,512,630
183,674	Pioneer Energy Services Corp.(c)	652,043
40,330	SEACOR Holdings, Inc.(c)	1,988,672
131,821	Tesco Corp.	902,974
263,354	TETRA Technologies, Inc.(c)	1,435,279
133,708	Tidewater, Inc.(b)	231,315
133,791	Unit Corp.(c)	2,291,840
169,475	US Silica Holdings, Inc.	7,828,050

		28,812,822

	Oil, Gas & Consumable Fuels—44.9%
171,039	Bill Barrett Corp.(c)	887,693
162,816	Carrizo Oil & Gas, Inc.(c)	5,508,065
174,197	Cloud Peak Energy, Inc.(c)	1,073,054
62,988	Contango Oil & Gas Co.(c)	493,196
94,648	Green Plains, Inc.	2,460,848
126,614	Northern Oil and Gas, Inc.(c)	265,889
150,408	PDC Energy, Inc.(c)	9,224,523
16,079	REX American Resources Corp.(c)	1,270,080
361,151	Synergy Resources Corp.(c)	2,470,273

		23,653,621

	Total Common Stocks (Cost $57,891,578)	52,466,443

	Money Market Fund—0.0%
9,984	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(d) (Cost $9,984)	9,984

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $57,901,562)—99.6%	52,476,427

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.2%
1,150,950	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(d)(e) (Cost $1,150,950)	1,150,950

	Total Investments (Cost $59,052,512)—101.8%	53,627,377
	Other assets less liabilities—(1.8)%	(941,183)

	Net Assets—100.0%	$52,686,194

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2016.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares S&P SmallCap Financials Portfolio (PSCF)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Banks—41.7%
46,803	Ameris Bancorp	$1,698,949
66,518	Banc of California, Inc.	884,689
35,794	Banner Corp.	1,615,741
111,964	Boston Private Financial Holdings, Inc.	1,472,327
94,640	Brookline Bancorp, Inc.	1,211,392
43,563	Cardinal Financial Corp.	1,144,836
41,590	Central Pacific Financial Corp.	1,065,952
20,138	City Holding Co.	1,052,613
77,907	Columbia Banking System, Inc.	2,572,489
59,404	Community Bank System, Inc.	2,798,522
34,431	Customers Bancorp, Inc.(b)	932,047
134,747	CVB Financial Corp.	2,261,055
154,481	First BanCorp/Puerto Rico(b)	792,488
119,379	First Commonwealth Financial Corp.	1,212,891
83,163	First Financial Bancorp	1,788,004
88,659	First Financial Bankshares, Inc.(c)	3,209,456
109,134	First Midwest Bancorp, Inc.	2,107,378
21,422	First NBC Bank Holding Co.(b)	115,679
102,230	Glacier Bancorp, Inc.	2,889,020
78,771	Great Western Bancorp, Inc.	2,539,577
43,300	Hanmi Financial Corp.	1,082,500
165,803	Home BancShares, Inc.	3,566,423
170,409	Hope Bancorp, Inc.	2,750,401
35,336	Independent Bank Corp./MA	1,948,780
55,672	LegacyTexas Financial Group, Inc.	1,904,539
57,803	NBT Bancorp, Inc.	1,948,539
58,937	OFG Bancorp	627,679
181,189	Old National Bancorp	2,663,478
24,381	Opus Bank	488,839
58,209	Pinnacle Financial Partners, Inc.	3,003,584
46,860	S&T Bancorp, Inc.	1,470,935
29,595	ServisFirst Bancshares, Inc.	1,602,273
38,781	Simmons First National Corp., Class A	1,913,842
32,765	Southside Bancshares, Inc.	1,068,794
175,352	Sterling Bancorp	3,156,336
61,679	Texas Capital Bancshares, Inc.(b)	3,657,565
16,352	Tompkins Financial Corp.	1,296,387
58,497	UMB Financial Corp.	3,629,739
90,208	United Bankshares, Inc.	3,400,842
95,048	United Community Banks, Inc.	2,050,185
34,401	Westamerica Bancorp.(c)	1,704,914
69,347	Wintrust Financial Corp.	3,741,271

		82,042,950

	Capital Markets—6.5%
22,319	Calamos Asset Management, Inc., Class A	144,181
35,146	Donnelley Financial Solutions, Inc.(b)	753,882
52,058	Evercore Partners, Inc., Class A	2,798,117
71,315	Financial Engines, Inc.	1,971,860
36,964	Greenhill & Co., Inc.	866,806
90,280	Interactive Brokers Group, Inc., Class A	2,996,393
20,018	INTL FCStone, Inc.(b)	718,646
41,956	Investment Technology Group, Inc.	642,346
19,195	Piper Jaffray Cos.(b)	1,085,477
7,665	Virtus Investment Partners, Inc.	822,455

		12,800,163

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Finance—4.2%
31,508	Encore Capital Group, Inc.(b)	$625,434
31,204	Enova International, Inc.(b)	293,318
65,038	EZCORP, Inc., Class A(b)	634,121
64,965	Firstcash, Inc.	3,066,348
57,516	Green Dot Corp., Class A(b)	1,276,855
62,198	PRA Group, Inc.(b)	1,984,116
8,022	World Acceptance Corp.(b)(c)	381,205

		8,261,397

	Equity REITs—26.1%
106,875	Acadia Realty Trust REIT	3,600,619
33,864	Agree Realty Corp. REIT	1,637,324
53,632	American Assets Trust, Inc. REIT	2,129,727
77,702	CareTrust REIT, Inc. REIT	1,094,044
101,937	Cedar Realty Trust, Inc. REIT	690,114
80,662	Chesapeake Lodging Trust REIT	1,751,172
45,533	CoreSite Realty Corp. REIT	3,357,603
269,612	DiamondRock Hospitality Co. REIT	2,466,950
44,139	EastGroup Properties, Inc. REIT	2,997,479
80,373	Four Corners Property Trust, Inc. REIT	1,613,890
142,681	Franklin Street Properties Corp. REIT	1,650,819
100,646	Geo Group, Inc. (The) REIT	2,411,478
35,331	Getty Realty Corp. REIT	803,074
95,475	Government Properties Income Trust REIT	1,827,392
111,910	Kite Realty Group Trust REIT	2,789,916
286,240	Lexington Realty Trust REIT	2,902,474
52,640	LTC Properties, Inc. REIT	2,637,790
57,265	Parkway, Inc. REIT(b)	1,031,915
93,296	Pennsylvania Real Estate Investment Trust REIT	1,820,205
26,172	PS Business Parks, Inc. REIT	2,873,424
146,112	Retail Opportunity Investments Corp. REIT	2,938,312
87,623	Sabra Health Care REIT, Inc. REIT	2,041,616
15,796	Saul Centers, Inc. REIT	955,342
117,132	Summit Hotel Properties, Inc. REIT	1,521,545
16,779	Universal Health Realty Income Trust REIT	984,927
38,702	Urstadt Biddle Properties, Inc., Class A REIT	832,093

		51,361,244

	Insurance—13.1%
118,101	American Equity Investment Life Holding Co.	2,117,551
25,770	AMERISAFE, Inc.	1,432,812
22,238	eHealth, Inc.(b)	174,123
43,535	Employers Holdings, Inc.	1,364,822
11,572	HCI Group, Inc.	313,717
53,904	Horace Mann Educators Corp.	1,937,849
14,849	Infinity Property & Casualty Corp.	1,216,875
84,396	Maiden Holdings Ltd.	1,152,005
14,848	Navigators Group, Inc. (The)	1,383,834
71,405	ProAssurance Corp.	3,805,886
51,136	RLI Corp.	2,850,321
19,123	Safety Insurance Group, Inc.	1,294,627
77,589	Selective Insurance Group, Inc.	2,866,914
31,366	Stewart Information Services Corp.	1,409,902
28,971	United Fire Group, Inc.	1,144,934
23,820	United Insurance Holdings Corp.	345,390
43,782	Universal Insurance Holdings, Inc.(c)	932,557

		25,744,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares S&P SmallCap Financials Portfolio (PSCF) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Mortgage REITs—0.6%
128,826	Capstead Mortgage Corp. REIT	$1,225,135

	Real Estate Management & Development—1.4%
35,650	Forestar Group, Inc.(b)	392,150
47,022	HFF, Inc., Class A	1,252,196
23,683	RE/MAX Holdings, Inc., Class A	1,029,026

		2,673,372

	Thrifts & Mortgage Finance—6.4%
122,408	Astoria Financial Corp.	1,790,829
56,291	Bank Mutual Corp.	439,070
77,272	BofI Holding, Inc.(b)	1,439,577
42,092	Dime Community Bancshares, Inc.	681,890
9,647	LendingTree, Inc.(b)(c)	770,313
60,339	Northfield Bancorp, Inc.	992,577
137,590	Northwest Bancshares, Inc.	2,165,667
51,010	Oritani Financial Corp.	798,306
80,390	Provident Financial Services, Inc.	1,824,049
128,304	TrustCo Bank Corp. NY	898,128
37,216	Walker & Dunlop, Inc.(b)	895,789

		12,696,195

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $172,025,250)—100.0%	196,804,575

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.2%
6,252,813	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(d)(e) (Cost $6,252,813)	6,252,813

	Total Investments (Cost $178,278,063)—103.2%	203,057,388
	Other assets less liabilities—(3.2)%	(6,260,858)

	Net Assets—100.0%	$196,796,530

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

October 31, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—10.7%
103,161	Acorda Therapeutics, Inc.(b)	$1,825,950
76,364	AMAG Pharmaceuticals, Inc.(b)	1,962,555
17,828	Eagle Pharmaceuticals, Inc.(b)(c)	996,229
76,891	Emergent BioSolutions, Inc.(b)	2,054,527
31,072	Enanta Pharmaceuticals, Inc.(b)	730,813
42,428	Ligand Pharmaceuticals, Inc.(b)	4,061,632
226,355	MiMedx Group, Inc.(b)(c)	2,016,823
139,844	Momenta Pharmaceuticals, Inc.(b)	1,559,261
75,542	Repligen Corp.(b)	2,158,235
157,829	Spectrum Pharmaceuticals, Inc.(b)	558,715

		17,924,740

	Health Care Equipment & Supplies—34.4%
50,379	Abaxis, Inc.	2,405,093
27,673	Analogic Corp.	2,265,035
64,332	AngioDynamics, Inc.(b)	1,025,452
33,041	Anika Therapeutics, Inc.(b)	1,465,699
81,124	Cantel Medical Corp.	5,778,463
55,356	CONMED Corp.	2,214,240
60,051	CryoLife, Inc.	1,020,867
53,062	Cynosure, Inc., Class A(b)	2,263,094
114,692	Haemonetics Corp.(b)	3,831,860
32,463	ICU Medical, Inc.(b)	4,522,096
35,496	Inogen, Inc.(b)	1,905,070
61,290	Integer Holdings Corp.(b)	1,351,445
66,825	Integra LifeSciences Holdings Corp.(b)	5,313,256
70,967	Invacare Corp.	649,348
98,204	Masimo Corp.(b)	5,401,220
94,100	Meridian Bioscience, Inc.	1,547,945
99,257	Merit Medical Systems, Inc.(b)	2,178,691
73,675	Natus Medical, Inc.(b)	2,899,111
84,013	Neogen Corp.(b)	4,426,645
29,170	SurModics, Inc.(b)	726,333
39,110	Vascular Solutions, Inc.(b)	1,783,416
79,739	Zeltiq Aesthetics, Inc.(b)(c)	2,639,361

		57,613,740

	Health Care Providers & Services—27.9%
66,290	Aceto Corp.	1,215,096
33,632	Adeptus Health, Inc., Class A(b)(c)	1,012,996
77,488	Air Methods Corp.(b)	2,049,558
19,974	Almost Family, Inc.(b)	783,979
62,256	Amedisys, Inc.(b)	2,693,194
107,429	AMN Healthcare Services, Inc.(b)	3,523,671
62,661	BioTelemetry, Inc.(b)	1,109,100
36,201	Chemed Corp.	5,119,545
254,075	Community Health Systems, Inc.(b)	1,341,516
22,348	CorVel Corp.(b)	772,123
73,750	Cross Country Healthcare, Inc.(b)	823,787
96,469	Diplomat Pharmacy, Inc.(b)(c)	2,235,187
106,096	Ensign Group, Inc. (The)	1,959,593
96,107	HealthEquity, Inc.(b)	3,193,636
70,642	Healthways, Inc.(b)	1,751,922
190,614	Kindred Healthcare, Inc.	1,877,548
21,475	Landauer, Inc.	934,162
33,280	LHC Group, Inc.(b)	1,140,506
54,960	Magellan Health, Inc.(b)	2,827,692
68,785	PharMerica Corp.(b)	1,637,083
27,877	Providence Service Corp. (The)(b)	1,128,043
65,927	Quorum Health Corp.(b)	266,345
238,101	Select Medical Holdings Corp.(b)	3,095,313

Number of Shares		Value
	Common Stocks (continued)
	Health Care Providers & Services (continued)
62,025	Surgical Care Affiliates, Inc.(b)	$2,654,050
27,992	U.S. Physical Therapy, Inc.	1,592,745

		46,738,390

	Health Care Technology—9.5%
23,904	Computer Programs & Systems, Inc.(c)	623,894
56,773	HealthStream, Inc.(b)	1,531,168
188,800	HMS Holdings Corp.(b)	3,978,016
122,113	Medidata Solutions, Inc.(b)	5,860,203
80,853	Omnicell, Inc.(b)	2,637,829
101,765	Quality Systems, Inc.	1,311,751

		15,942,861

	Life Sciences Tools & Services—3.3%
49,842	Albany Molecular Research, Inc.(b)	777,037
71,875	Cambrex Corp.(b)	2,896,562
88,606	Luminex Corp.(b)	1,845,663

		5,519,262

	Pharmaceuticals—14.2%
78,689	Amphastar Pharmaceuticals, Inc.(b)	1,427,418
17,764	ANI Pharmaceuticals, Inc.(b)	1,060,511
137,206	Depomed, Inc.(b)(c)	3,067,926
165,137	Impax Laboratories, Inc.(b)	3,319,254
65,164	Lannett Co., Inc.(b)(c)	1,427,091
155,548	Medicines Co. (The)(b)(c)	5,125,307
334,777	Nektar Therapeutics, Class A(b)	4,151,235
41,409	Phibro Animal Health Corp., Class A	1,074,563
111,657	SciClone Pharmaceuticals, Inc.(b)	999,330
110,692	Supernus Pharmaceuticals, Inc.(b)	2,191,702

		23,844,337

	Total Common Stocks (Cost $184,166,456)	167,583,330

	Money Market Fund—0.0%
44,344	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(d) (Cost $44,344)	44,344

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $184,210,800)—100.0%	167,627,674

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—6.7%
11,267,270	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(d)(e) (Cost $11,267,270)	11,267,270

	Total Investments (Cost $195,478,070)—106.7%	178,894,944
	Other assets less liabilities—(6.7)%	(11,308,709)

	Net Assets—100.0%	$167,586,235

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares S&P SmallCap Health Care Portfolio (PSCH) (continued)

October 31, 2016

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

October 31, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—7.9%
16,182	AAR Corp.	$520,575
34,899	Aerojet Rocketdyne Holdings, Inc.(b)	614,222
10,320	Aerovironment, Inc.(b)	247,577
12,451	Cubic Corp.	531,658
8,850	Engility Holdings, Inc.(b)	254,260
20,238	Mercury Systems, Inc.(b)	562,212
16,315	Moog, Inc., Class A(b)	947,412
2,473	National Presto Industries, Inc.	215,769
26,171	TASER International, Inc.(b)	585,707

		4,479,392

	Air Freight & Logistics—3.6%
12,450	Atlas Air Worldwide Holdings, Inc.(b)	521,032
13,813	Echo Global Logistics, Inc.(b)	292,836
15,171	Forward Air Corp.	626,866
16,829	Hub Group, Inc., Class A(b)	613,417

		2,054,151

	Airlines—5.1%
6,529	Allegiant Travel Co.	900,349
26,785	Hawaiian Holdings, Inc.(b)	1,205,995
25,844	SkyWest, Inc.	779,196

		2,885,540

	Building Products—10.6%
19,904	AAON, Inc.	596,125
7,031	American Woodmark Corp.(b)	525,216
14,439	Apogee Enterprises, Inc.	588,389
15,698	Gibraltar Industries, Inc.(b)	610,652
15,240	Griffon Corp.	254,508
7,300	Patrick Industries, Inc.(b)	418,655
24,542	PGT, Inc.(b)	240,511
17,162	Quanex Building Products Corp.	279,741
20,624	Simpson Manufacturing Co., Inc.	882,707
14,716	Trex Co., Inc.(b)	791,868
10,183	Universal Forest Products, Inc.	875,636

		6,064,008

	Commercial Services & Supplies—21.3%
28,042	ABM Industries, Inc.	1,095,881
23,427	Brady Corp., Class A	775,434
22,355	Brink’s Co. (The)	884,140
18,702	Essendant, Inc.	287,076
9,870	G&K Services, Inc., Class A	934,689
36,333	Healthcare Services Group, Inc.	1,343,231
32,496	Interface, Inc.	515,062
13,131	Lsc Communications, Inc.(b)	318,295
16,102	Matthews International Corp., Class A	964,510
22,284	Mobile Mini, Inc.	564,899
6,596	Multi-Color Corp.	428,245
35,016	RR Donnelley & Sons Co.	621,534
14,705	Team, Inc.(b)	452,179
28,796	Tetra Tech, Inc.	1,107,206
7,725	UniFirst Corp.	946,312
10,918	US Ecology, Inc.	461,286
10,171	Viad Corp.	422,097

		12,122,076

Number of Shares		Value
	Common Stocks (continued)
	Construction & Engineering—2.1%
17,350	Aegion Corp.(b)	$321,149
18,617	Comfort Systems USA, Inc.	537,100
8,050	MYR Group, Inc.(b)	240,212
13,880	Orion Group Holdings, Inc.(b)	112,150

		1,210,611

	Electrical Equipment—2.9%
13,003	AZZ, Inc.	692,410
10,378	Encore Wire Corp.	354,409
24,714	General Cable Corp.	345,996
4,284	Powell Industries, Inc.	151,611
8,006	Vicor Corp.(b)	102,076

		1,646,502

	Industrial Conglomerates—0.7%
18,131	Raven Industries, Inc.	388,910

	Machinery—26.6%
29,549	Actuant Corp., Class A	658,943
4,728	Alamo Group, Inc.	306,942
14,491	Albany International Corp., Class A	590,508
9,589	Astec Industries, Inc.	530,847
25,110	Barnes Group, Inc.	1,000,382
21,617	Briggs & Stratton Corp.	402,508
15,340	Chart Industries, Inc.(b)	425,532
8,235	CIRCOR International, Inc.	442,878
10,786	EnPro Industries, Inc.	583,738
12,895	ESCO Technologies, Inc.	574,472
30,052	Federal Signal Corp.	369,039
19,234	Franklin Electric Co., Inc.	701,079
14,142	Greenbrier Cos., Inc. (The)	445,473
40,202	Harsco Corp.	391,969
31,645	Hillenbrand, Inc.	960,426
14,619	John Bean Technologies Corp.	1,167,327
5,330	Lindsay Corp.(c)	417,339
8,595	Lydall, Inc.(b)	401,816
28,668	Mueller Industries, Inc.	868,354
12,188	Proto Labs, Inc.(b)	544,804
20,939	SPX Corp.(b)	398,050
20,962	SPX FLOW, Inc.(b)	525,937
6,407	Standex International Corp.	489,495
8,818	Tennant Co.	555,093
21,951	Titan International, Inc.	223,681
32,051	Wabash National Corp.(b)	360,574
13,970	Watts Water Technologies, Inc., Class A	838,200

		15,175,406

	Marine—1.5%
21,540	Matson, Inc.	860,308

	Professional Services—9.9%
6,900	CDI Corp.	42,435
13,029	Exponent, Inc.	745,910
9,318	Heidrick & Struggles International, Inc.	172,383
9,548	Insperity, Inc.	718,010
14,597	Kelly Services, Inc., Class A	273,402
28,732	Korn/Ferry International	585,845
23,768	Navigant Consulting, Inc.(b)	556,171
24,610	On Assignment, Inc.(b)	846,830
18,175	Resources Connection, Inc.	269,899
21,298	TrueBlue, Inc.(b)	372,715
18,350	WageWorks, Inc.(b)	1,081,733

		5,665,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares S&P SmallCap Industrials Portfolio (PSCI) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks (continued)
	Road & Rail—4.4%
12,008	ArcBest Corp.	$238,959
13,846	Celadon Group, Inc.	89,999
21,716	Heartland Express, Inc.	399,575
33,301	Knight Transportation, Inc.	974,054
11,563	Marten Transport Ltd.	237,042
15,182	Roadrunner Transportation Systems, Inc.(b)	115,383
12,639	Saia, Inc.(b)	450,580

		2,505,592

	Trading Companies & Distributors—3.4%
19,584	Applied Industrial Technologies, Inc.	994,867
7,424	DXP Enterprises, Inc.(b)	161,769
13,585	Kaman Corp.	593,121
4,092	Veritiv Corp.(b)	220,764

		1,970,521

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $54,691,885)—100.0%	57,028,350

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.6%
333,120	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(d)(e) (Cost $333,120)	333,120

	Total Investments (Cost $55,025,005)—100.6%	57,361,470
	Other assets less liabilities—(0.6)%	(354,947)

	Net Assets—100.0%	$57,006,523

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Schedule of Investments(a)

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

October 31, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Communications Equipment—8.3%
238,968	ADTRAN, Inc.	$4,337,269
42,902	Bel Fuse, Inc., Class B	1,023,213
74,795	Black Box Corp.	860,142
178,964	CalAmp Corp.(b)	2,312,215
115,116	Comtech Telecommunications Corp.	1,197,206
128,183	Digi International, Inc.(b)	1,172,874
385,265	Harmonic, Inc.(b)	1,964,852
309,118	Ixia(b)	3,693,960
269,948	Lumentum Holdings, Inc.(b)	9,070,253
161,750	NETGEAR, Inc.(b)	8,168,375
1,146,941	Viavi Solutions, Inc.(b)	8,166,220

		41,966,579

	Electronic Equipment, Instruments & Components—28.5%
73,614	Agilysys, Inc.(b)	710,375
140,340	Anixter International, Inc.(b)	9,227,355
143,659	Badger Meter, Inc.	4,618,637
241,792	Benchmark Electronics, Inc.(b)	6,081,069
120,088	Coherent, Inc.(b)	12,503,563
161,741	CTS Corp.	2,943,686
197,118	Daktronics, Inc.	1,645,935
87,093	DTS, Inc.	3,688,389
155,389	Electro Scientific Industries, Inc.(b)	804,915
32,572	ePlus, Inc.(b)	2,981,967
178,754	Fabrinet (Thailand)(b)	6,785,502
82,326	FARO Technologies, Inc.(b)	2,762,037
269,060	II-VI, Inc.(b)	7,479,868
175,134	Insight Enterprises, Inc.(b)	5,042,108
164,273	Itron, Inc.(b)	8,854,315
110,860	Littelfuse, Inc.	15,464,970
182,450	Methode Electronics, Inc.	5,692,440
82,331	MTS Systems Corp.	3,914,839
88,916	OSI Systems, Inc.(b)	6,235,679
93,915	Park Electrochemical Corp.	1,449,108
165,068	Plexus Corp.(b)	7,561,765
140,290	Rofin-Sinar Technologies, Inc.(b)	4,566,439
89,078	Rogers Corp.(b)	4,848,515
364,900	Sanmina Corp.(b)	10,089,485
126,524	ScanSource, Inc.(b)	4,428,340
356,384	TTM Technologies, Inc.(b)	4,686,450

		145,067,751

	Internet Software & Services—9.6%
188,586	Blucora, Inc.(b)	2,508,194
247,305	DHI Group, Inc.(b)	1,409,639
118,387	Liquidity Services, Inc.(b)	1,047,725
262,454	LivePerson, Inc.(b)	2,230,859
124,953	LogMeIn, Inc.	11,870,535
439,747	Monster Worldwide, Inc.(b)	1,499,537
306,207	NIC, Inc.	7,027,451
178,449	QuinStreet, Inc.(b)	517,502
95,089	Shutterstock, Inc.(b)	5,609,300
83,827	SPS Commerce, Inc.(b)	5,229,128
79,293	Stamps.com, Inc.(b)	7,735,032
122,732	XO Group, Inc.(b)	2,258,269

		48,943,171

Number of Shares		Value
	Common Stocks (continued)
	IT Services—11.1%
120,088	CACI International, Inc., Class A(b)	$11,750,611
223,325	Cardtronics PLC, Class A(b)	11,166,250
364,899	Ciber, Inc.(b)	372,197
159,741	CSG Systems International, Inc.	6,074,950
165,399	ExlService Holdings, Inc.(b)	7,282,518
49,039	Forrester Research, Inc.	1,826,703
123,653	ManTech International Corp., Class A	4,801,446
178,260	Perficient, Inc.(b)	3,317,419
195,519	Sykes Enterprises, Inc.(b)	5,228,178
79,309	TeleTech Holdings, Inc.	2,228,583
135,674	Virtusa Corp.(b)	2,569,665

		56,618,520

	Semiconductors & Semiconductor Equipment—18.7%
195,895	Advanced Energy Industries, Inc.(b)	9,344,191
338,878	Brooks Automation, Inc.	4,415,580
119,179	Cabot Microelectronics Corp.	6,585,831
103,484	CEVA, Inc.(b)	3,109,694
122,495	Cohu, Inc.	1,370,719
190,397	Diodes, Inc.(b)	3,943,122
108,097	DSP Group, Inc.(b)	1,178,257
205,610	Exar Corp.(b)	1,854,602
299,997	Kopin Corp.(b)	626,994
347,601	Kulicke & Soffa Industries, Inc. (Singapore)(b)	4,602,237
264,497	MKS Instruments, Inc.	13,343,874
122,409	Nanometrics, Inc.(b)	2,557,124
142,629	Power Integrations, Inc.	9,192,439
542,606	Rambus, Inc.(b)	6,614,367
152,760	Rudolph Technologies, Inc.(b)	2,764,956
323,728	Semtech Corp.(b)	7,834,218
239,826	Tessera Technologies, Inc.	8,897,545
116,295	Ultratech, Inc.(b)	2,475,921
200,648	Veeco Instruments, Inc.(b)	4,354,062

		95,065,733

	Software—20.2%
442,786	8x8, Inc.(b)	6,309,700
234,616	Blackbaud, Inc.	14,405,422
183,727	Bottomline Technologies (de), Inc.(b)	4,168,766
110,659	Ebix, Inc.	6,196,904
87,837	Interactive Intelligence Group, Inc.(b)	5,309,747
46,388	MicroStrategy, Inc., Class A(b)	9,036,846
201,496	Monotype Imaging Holdings, Inc.	3,848,574
239,350	Progress Software Corp.(b)	6,440,908
141,469	Qualys, Inc.(b)	5,269,720
207,245	Synchronoss Technologies, Inc.(b)	7,607,964
424,686	Take-Two Interactive Software, Inc.(b)	18,851,812
114,865	Tangoe, Inc.(b)	985,542
601,287	Tivo Corp.(b)	11,935,547
148,860	VASCO Data Security International, Inc.(b)	2,046,825

		102,414,277

	Technology Hardware, Storage & Peripherals—3.6%
201,082	Cray, Inc.(b)	4,182,506
230,668	Electronics for Imaging, Inc.(b)	9,810,310
187,383	Super Micro Computer, Inc.(b)	4,440,977

		18,433,793

	Total Common Stocks (Cost $459,438,396)	508,509,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares S&P SmallCap Information Technology Portfolio (PSCT) (continued)

October 31, 2016

Number of Shares		Value
	Money Market Fund—0.0%
15,418	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(c) (Cost $15,418)	$15,418

	Total Investments (Cost $459,453,814)—100.0%	508,525,242
	Other assets less liabilities—(0.0)%	(77,911)

	Net Assets—100.0%	$508,447,331

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Schedule of Investments(a)

PowerShares S&P SmallCap Materials Portfolio (PSCM)

October 31, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Chemicals—55.7%
13,593	A. Schulman, Inc.	$390,799
14,169	Advansix, Inc.(b)	226,137
12,023	American Vanguard Corp.	182,750
14,723	Balchem Corp.	1,117,476
23,567	Calgon Carbon Corp.	372,359
84,480	Chemours Co. (The)	1,388,006
25,035	Flotek Industries, Inc.(b)	294,912
10,584	FutureFuel Corp.	116,001
23,410	H.B. Fuller Co.	984,859
4,443	Hawkins, Inc.	179,275
19,600	Ingevity Corp.(b)	811,440
9,045	Innophos Holdings, Inc.	414,623
11,161	Innospec, Inc.	672,450
26,031	Intrepid Potash, Inc.(b)	27,072
9,614	Koppers Holdings, Inc.(b)	314,858
14,364	Kraton Corp.(b)	368,149
9,363	LSB Industries, Inc.(b)	49,530
6,168	Quaker Chemical Corp.	663,060
20,140	Rayonier Advanced Materials, Inc.	260,410
9,058	Stepan Co.	643,390
11,792	Tredegar Corp.	218,152

		9,695,708

	Construction Materials—5.1%
34,500	Headwaters, Inc.(b)	565,800
6,594	US Concrete, Inc.(b)	329,041

		894,841

	Containers & Packaging—0.7%
10,160	Myers Industries, Inc.	122,428

	Metals & Mining—19.1%
141,148	AK Steel Holding Corp.(b)	733,970
23,106	Century Aluminum Co.(b)	168,905
5,815	Haynes International, Inc.	187,068
8,373	Kaiser Aluminum Corp.	606,959
9,295	Materion Corp.	281,638
4,234	Olympic Steel, Inc.	97,763
56,365	Stillwater Mining Co.(b)	750,782
29,878	SunCoke Energy, Inc.	305,054
18,116	TimkenSteel Corp.(b)	185,689

		3,317,828

	Paper & Forest Products—19.4%
18,040	Boise Cascade Co.(b)	347,270
7,911	Clearwater Paper Corp.(b)	420,074
4,921	Deltic Timber Corp.	276,462
40,911	KapStone Paper and Packaging Corp.	742,125
7,812	Neenah Paper, Inc.	624,179
20,273	P.H. Glatfelter Co.	450,466
14,225	Schweitzer-Mauduit International, Inc.	525,045

		3,385,621

	Total Investments (Cost $18,042,534)—100.0%	17,416,426
	Other assets less liabilities—(0.0)%	(2,291)

	Net Assets—100.0%	$17,414,135

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Schedule of Investments(a)

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

October 31, 2016

Number of Shares		Value
	Common Stocks—93.2%
	Diversified Telecommunication Services—35.0%
34,295	ATN International, Inc.	$2,319,714
116,991	Cincinnati Bell, Inc.(b)	2,298,873
77,750	Cogent Communications Group, Inc.	2,868,975
95,935	Consolidated Communications Holdings, Inc.	2,295,724
95,914	General Communication, Inc., Class A(b)	1,519,278
119,349	Inteliquent, Inc.	2,003,870
280,048	Iridium Communications, Inc.(b)	2,282,391
81,805	Lumos Networks Corp.(b)	1,162,449

		16,751,274

	Electric Utilities—18.5%
98,180	ALLETE, Inc.	6,017,452
61,902	El Paso Electric Co.	2,859,873

		8,877,325

	Gas Utilities—21.5%
39,064	Northwest Natural Gas Co.	2,296,963
77,755	South Jersey Industries, Inc.	2,305,436
90,746	Spire, Inc.	5,698,849

		10,301,248

	Multi-Utilities—5.9%
68,517	Avista Corp.	2,836,604

	Water Utilities—9.6%
57,580	American States Water Co.	2,302,048
74,069	California Water Service Group	2,296,139

		4,598,187

	Wireless Telecommunication Services—2.7%
71,630	Spok Holdings, Inc.	1,292,921

	Total Investments (Cost $46,487,811)—93.2%	44,657,559
	Other assets less liabilities—6.8%	3,237,748

	Net Assets—100.0%	$47,895,307

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Statements of Assets and Liabilities

October 31, 2016

	PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)	PowerShares DWA SmallCap Momentum Portfolio (DWAS)	PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)	PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)
Assets:
Unaffiliated investments, at value(a)	$—	$155,848,995	$26,521,697	$—
Affiliated investments, at value	11,053,061	15,307,810	94,057,378	172,143,477

Total investments, at value	11,053,061	171,156,805	120,579,075	172,143,477
Cash	—	—	57,248	—
Receivables:
Dividends	129	17,789	14	5
Securities lending	—	39,518	—	—
Investments sold	—	—	—	3,619,511
Shares sold	—	—	—	—

Total Assets	11,053,190	171,214,112	120,636,337	175,762,993

Liabilities:
Due to custodian	—	8,688	—	—
Payables:
Collateral upon return of securities loaned	—	15,263,759	—	—
Investments purchased	—	—	1,764,895	—
Shares repurchased	—	—	—	3,619,098
Accrued unitary management fees	1,345	84,492	25,300	22,486

Total Liabilities	1,345	15,356,939	1,790,195	3,641,584

Net Assets	$11,051,845	$155,857,173	$118,846,142	$172,121,409

Net Assets Consist of:
Shares of beneficial interest	$11,563,032	$278,814,729	$117,563,033	$180,101,824
Undistributed net investment income	14,847	292,417	—	—
Undistributed net realized gain (loss)	(55,929)	(128,480,283)	(113,556)	(10,287,015)
Net unrealized appreciation (depreciation)	(470,105)	5,230,310	1,396,665	2,306,600

Net Assets	$11,051,845	$155,857,173	$118,846,142	$172,121,409

Shares outstanding (unlimited amount authorized, $0.01 par value)	450,001	4,400,000	4,400,001	7,100,001
Net asset value	$24.56	$35.42	$27.01	$24.24

Market price	$24.57	$35.40	$27.04	$24.24

Unaffiliated investments, at cost	$—	$150,618,685	$25,633,715	$—

Affiliated investments, at cost	$11,523,166	$15,307,810	$93,548,695	$169,836,877

Total investments, at cost	$11,523,166	$165,926,495	$119,182,410	$169,836,877

(a) Includes securities on loan with an aggregate value of:	$—	$14,884,199	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	PowerShares S&P SmallCap Energy Portfolio (PSCE)	PowerShares S&P SmallCap Financials Portfolio (PSCF)	PowerShares S&P SmallCap Health Care Portfolio (PSCH)	PowerShares S&P SmallCap Industrials Portfolio (PSCI)	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	PowerShares S&P SmallCap Materials Portfolio (PSCM)	PowerShares S&P SmallCap Utilities Portfolio (PSCU)

$74,192,669	$67,481,059	$52,466,443	$196,804,575	$167,583,330	$57,028,350	$508,509,824	$17,416,426	$44,657,559
2,485,164	1,817,400	1,160,934	6,252,813	11,311,614	333,120	15,418	—	—

76,677,833	69,298,459	53,627,377	203,057,388	178,894,944	57,361,470	508,525,242	17,416,426	44,657,559
—	—	—	—	—	—	—	—	—

8,452	70,682	5	165,805	3	10,267	46,091	12,627	79,828
2,300	—	1,095	3,075	5,735	210	213	—	—
—	1,880,993	221,026	—	10,037,415	2,376,027	—	141,047	5,457,784
—	—	1,710,240	—	—	—	—	—	—

76,688,585	71,250,134	55,559,743	203,226,268	188,938,097	59,747,974	508,571,546	17,570,100	50,195,171

—	55,429	—	127,259	—	18,193	38	1,025	51,827

2,435,067	1,817,400	1,150,950	6,252,813	11,267,270	333,120	—	—	—
—	—	1,710,125	811	—	—	—	150,573	—
—	—	—	—	10,037,142	2,375,272	—	—	2,235,014
18,210	17,560	12,474	48,855	47,450	14,866	124,177	4,367	13,023

2,453,277	1,890,389	2,873,549	6,429,738	21,351,862	2,741,451	124,215	155,965	2,299,864

$74,235,308	$69,359,745	$52,686,194	$196,796,530	$167,586,235	$57,006,523	$508,447,331	$17,414,135	$47,895,307

$87,020,513	$75,220,567	$94,679,743	$175,282,836	$190,339,804	$57,588,757	$472,830,849	$19,717,649	$48,506,639
164,877	454,049	12,073	545,760	(38,835)	79,539	247,922	23,877	371,420
(6,451,782)	(2,421,111)	(36,580,487)	(3,811,391)	(6,131,608)	(2,998,238)	(13,702,868)	(1,701,283)	847,500
(6,498,300)	(3,893,760)	(5,425,135)	24,779,325	(16,583,126)	2,336,465	49,071,428	(626,108)	(1,830,252)

$74,235,308	$69,359,745	$52,686,194	$196,796,530	$167,586,235	$57,006,523	$508,447,331	$17,414,135	$47,895,307

1,600,000	1,100,000	3,150,000	4,500,000	2,500,000	1,200,000	8,300,000	450,000	1,050,000
$46.40	$63.05	$16.73	$43.73	$67.03	$47.51	$61.26	$38.70	$45.61

$46.41	$62.99	$16.75	$43.73	$67.00	$47.42	$61.28	$38.77	$45.57

$80,690,969	$71,374,819	$57,891,578	$172,025,250	$184,166,456	$54,691,885	$459,438,396	$18,042,534	$46,487,811

$2,485,164	$1,817,400	$1,160,934	$6,252,813	$11,311,614	$333,120	$15,418	$—	$—

$83,176,133	$73,192,219	$59,052,512	$178,278,063	$195,478,070	$55,025,005	$459,453,814	$18,042,534	$46,487,811

$2,370,110	$1,801,090	$1,026,291	$6,185,878	$10,982,584	$326,041	$—	$—	$—

51

Statements of Operations

For the year ended October 31, 2016

	PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)(a)	PowerShares DWA SmallCap Momentum Portfolio (DWAS)	PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)(b)	PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)
Investment Income:
Unaffiliated dividend income	$—	$1,928,146	$—	$—
Affiliated dividend income	23,058	294	2,514,130	1,302,159
Unaffiliated interest income	2,491	—	—	—
Securities lending income	—	424,720	—	—
Foreign withholding tax	—	(211)	—	—

Total Income	25,549	2,352,949	2,514,130	1,302,159

Expenses:
Unitary management fees	5,533	1,392,311	125,101	218,026

Less: Waivers	(96)	(169)	(21)	(31)

Net Expenses	5,437	1,392,142	125,080	217,995

Net Investment Income	20,112	960,807	2,389,050	1,084,164

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(59,615)	(27,920,577)	(114,753)	(10,318,116)
In-kind redemptions	97,450	5,524,423	306,262	448,972

Net realized gain (loss)	37,835	(22,396,154)	191,509	(9,869,144)

Net change in unrealized appreciation (depreciation) on investment securities	(470,105)	(23,056,492)	1,396,665	1,527,655

Net realized and unrealized gain (loss)	(432,270)	(45,452,646)	1,588,174	(8,341,489)

Net increase (decrease) in net assets resulting from operations	$(412,158)	$(44,491,839)	$3,977,224	$(7,257,325)

(a)	For the period July 11, 2016 (commencement of investment operations) through October 31, 2016.
(b)	For the period March 7, 2016 (commencement of investment operations) through October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	PowerShares S&P SmallCap Energy Portfolio (PSCE)	PowerShares S&P SmallCap Financials Portfolio (PSCF)	PowerShares S&P SmallCap Health Care Portfolio (PSCH)	PowerShares S&P SmallCap Industrials Portfolio (PSCI)	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	PowerShares S&P SmallCap Materials Portfolio (PSCM)	PowerShares S&P SmallCap Utilities Portfolio (PSCU)

$906,091	$1,095,387	$211,694	$5,599,031	$557,908	$627,757	$1,803,189	$159,270	$2,578,736
117	174	34	482	534	81	871	14	206
—	—	—	—	—	—	—	—	—
75,873	—	72,343	55,037	78,563	10,130	90,284	—	—
—	—	(614)	(1,366)	—	—	—	—	—

982,081	1,095,561	283,457	5,653,184	637,005	637,968	1,894,344	159,284	2,578,942

247,772	181,251	122,848	542,415	623,585	177,752	1,163,658	35,450	283,294

(53)	(116)	(22)	(275)	(351)	(41)	(444)	(8)	(117)

247,719	181,135	122,826	542,140	623,234	177,711	1,163,214	35,442	283,177

734,362	914,426	160,631	5,111,044	13,771	460,257	731,130	123,842	2,295,765

(6,662,265)	(3,535,883)	(16,179,025)	(2,267,246)	(6,745,351)	(2,256,144)	(6,271,811)	(1,019,891)	1,580,396
8,172,554	11,588,171	1,784,610	12,367,265	28,291,707	6,206,243	52,273,936	(464,495)	12,067,980

1,510,289	8,052,288	(14,394,415)	10,100,019	21,546,356	3,950,099	46,002,125	(1,484,386)	13,648,376

(10,046,153)	(4,262,072)	13,547,987	(2,235,856)	(26,442,732)	(1,722,069)	14,244,630	2,856,477	(4,788,469)

(8,535,864)	3,790,216	(846,428)	7,864,163	(4,896,376)	2,228,030	60,246,755	1,372,091	8,859,907

$(7,801,502)	$4,704,642	$(685,797)	$12,975,207	$(4,882,605)	$2,688,287	$60,977,885	$1,495,933	$11,155,672

53

Statements of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)	PowerShares DWA SmallCap Momentum Portfolio (DWAS)		PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)
	2016(a)	2016	2015	2016(b)
Operations:
Net investment income (loss)	$20,112	$960,807	$229,543	$2,389,050
Net realized gain (loss)	37,835	(22,396,154)	(16,844,089)	191,509
Net change in unrealized appreciation (depreciation)	(470,105)	(23,056,492)	1,721,890	1,396,665

Net increase (decrease) in net assets resulting from operations	(412,158)	(44,491,839)	(14,892,656)	3,977,224

Distributions to Shareholders from:
Net investment income	(5,265)	(825,119)	(313,026)	(2,392,101)
Net realized gains	—	—	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	(5,265)	(825,119)	(313,026)	(2,392,101)

Shareholder Transactions:
Proceeds from shares sold	14,037,994	67,039,578	330,233,347	130,144,242
Value of shares repurchased	(2,568,726)	(282,181,365)	(191,228,931)	(12,883,223)

Net increase (decrease) in net assets resulting from shares transactions	11,469,268	(215,141,787)	139,004,416	117,261,019

Increase (Decrease) in Net Assets	11,051,845	(260,458,745)	123,798,734	118,846,142

Net Assets:
Beginning of year	—	416,315,918	292,517,184	—

End of year	$11,051,845	$155,857,173	$416,315,918	$118,846,142

Undistributed net investment income (loss) at end of year	$14,847	$292,417	$156,729	$—

Changes in Shares Outstanding:
Shares sold	550,001	1,750,000	8,100,000	4,900,001
Shares repurchased	(100,000)	(8,250,000)	(4,850,000)	(500,000)
Shares outstanding, beginning of year	—	10,900,000	7,650,000	—

Shares outstanding, end of year	450,001	4,400,000	10,900,000	4,400,001

(a)	For the period July 11, 2016 (commencement of investment operations) through October 31, 2016.
(b)	For the period March 7, 2016 (commencement of investment operations) through October 31, 2016.
(c)	For the period October 7, 2015 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)		PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)		PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)		PowerShares S&P SmallCap Energy Portfolio (PSCE)
2016	2015(c)	2016	2015	2016	2015	2016	2015

$1,084,164	$(2,846)	$734,362	$1,084,460	$914,426	$386,942	$160,631	$228,008
(9,869,144)	(115)	1,510,289	9,651,378	8,052,288	4,094,351	(14,394,415)	(15,289,670)
1,527,655	778,945	(10,046,153)	(7,660,124)	(4,262,072)	(1,405,657)	13,547,987	(10,658,757)

(7,257,325)	775,984	(7,801,502)	3,075,714	4,704,642	3,075,636	(685,797)	(25,720,419)

(1,081,384)	—	(707,191)	(1,104,227)	(700,261)	(236,050)	(204,998)	(171,568)
—	—	—	—	—	(487,206)	—	—
(2,439)	—	—	—	—	—	—	—

(1,083,823)	—	(707,191)	(1,104,227)	(700,261)	(723,256)	(204,998)	(171,568)

166,921,314	41,828,050	18,192,524	50,801,801	129,860,817	30,057,465	30,659,258	35,063,123
(29,062,791)	—	(51,422,549)	(28,947,395)	(95,999,049)	(33,211,698)	(14,231,177)	(2,303,063)

137,858,523	41,828,050	(33,230,025)	21,854,406	33,861,768	(3,154,233)	16,428,081	32,760,060

129,517,375	42,604,034	(41,738,718)	23,825,893	37,866,149	(801,853)	15,537,286	6,868,073

42,604,034	—	115,974,026	92,148,133	31,493,596	32,295,449	37,148,908	30,280,835

$172,121,409	$42,604,034	$74,235,308	$115,974,026	$69,359,745	$31,493,596	$52,686,194	$37,148,908

$—	$(2,780)	$164,877	$137,706	$454,049	$239,884	$12,073	$56,440

6,700,000	1,650,001	400,000	950,000	2,100,000	550,000	2,000,000	1,350,000
(1,250,000)	—	(1,150,000)	(550,000)	(1,550,000)	(600,000)	(900,000)	(100,000)
1,650,001	—	2,350,000	1,950,000	550,000	600,000	2,050,000	800,000

7,100,001	1,650,001	1,600,000	2,350,000	1,100,000	550,000	3,150,000	2,050,000

55

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2016 and 2015

	PowerShares S&P SmallCap Financials Portfolio (PSCF)		PowerShares S&P SmallCap Health Care Portfolio (PSCH)
	2016	2015	2016	2015
Operations:
Net investment income (loss)	$5,111,044	$3,021,936	$13,771	$(42,912)
Net realized gain (loss)	10,100,019	6,779,553	21,546,356	24,660,602
Net change in unrealized appreciation (depreciation)	(2,235,856)	(2,029,901)	(26,442,732)	(9,397,398)

Net increase (decrease) in net assets resulting from operations	12,975,207	7,771,588	(4,882,605)	15,220,292

Distributions to Shareholders from:
Net investment income	(5,304,095)	(2,648,802)	—	(74,412)
Net realized gains	(338,778)	—	—	(3,889,593)

Total distributions to shareholders	(5,642,873)	(2,648,802)	—	(3,964,005)

Shareholder Transactions:
Proceeds from shares sold	61,415,237	85,664,792	80,367,486	153,561,248
Value of shares repurchased	(54,297,695)	(23,193,508)	(138,402,774)	(99,513,782)

Net increase (decrease) in net assets resulting from shares transactions	7,117,542	62,471,284	(58,035,288)	54,047,466

Increase (Decrease) in Net Assets	14,449,876	67,594,070	(62,917,893)	65,303,753

Net Assets:
Beginning of year	182,346,654	114,752,584	230,504,128	165,200,375

End of year	$196,796,530	$182,346,654	$167,586,235	$230,504,128

Undistributed net investment income (loss) at end of year	$545,760	$738,811	$(38,835)	$(71,383)

Changes in Shares Outstanding:
Shares sold	1,500,000	2,050,000	1,150,000	2,200,000
Shares repurchased	(1,300,000)	(550,000)	(2,100,000)	(1,500,000)
Shares outstanding, beginning of year	4,300,000	2,800,000	3,450,000	2,750,000

Shares outstanding, end of year	4,500,000	4,300,000	2,500,000	3,450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares S&P SmallCap Industrials Portfolio (PSCI)		PowerShares S&P SmallCap Information Technology Portfolio (PSCT)		PowerShares S&P SmallCap Materials Portfolio (PSCM)		PowerShares S&P SmallCap Utilities Portfolio (PSCU)
2016	2015	2016	2015	2016	2015	2016	2015

$460,257	$843,834	$731,130	$467,212	$123,842	$174,792	$2,295,765	$924,382
3,950,099	7,839,656	46,002,125	21,397,128	(1,484,386)	(1,363,884)	13,648,376	7,422,636
(1,722,069)	(6,337,677)	14,244,630	907,630	2,856,477	(3,414,711)	(4,788,469)	(5,488,733)

2,688,287	2,345,813	60,977,885	22,771,970	1,495,933	(4,603,803)	11,155,672	2,858,285

(476,137)	(878,298)	(880,007)	(210,333)	(122,745)	(223,243)	(2,016,277)	(1,042,947)
—	—	—	—	—	—	—	—

(476,137)	(878,298)	(880,007)	(210,333)	(122,745)	(223,243)	(2,016,277)	(1,042,947)

24,256,729	6,725,540	249,989,678	215,140,141	7,105,064	—	130,908,237	30,306,896
(40,070,787)	(38,582,315)	(191,955,428)	(73,086,656)	(1,372,670)	(35,428,789)	(132,039,699)	(32,494,100)

(15,814,058)	(31,856,775)	58,034,250	142,053,485	5,732,394	(35,428,789)	(1,131,462)	(2,187,204)

(13,601,908)	(30,389,260)	118,132,128	164,615,122	7,105,582	(40,255,835)	8,007,933	(371,866)

70,608,431	100,997,691	390,315,203	225,700,081	10,308,553	50,564,388	39,887,374	40,259,240

$57,006,523	$70,608,431	$508,447,331	$390,315,203	$17,414,135	$10,308,553	$47,895,307	$39,887,374

$79,539	$95,419	$247,922	$396,799	$23,877	$22,780	$371,420	$91,932

550,000	150,000	4,300,000	4,300,000	200,000	—	3,000,000	750,000
(900,000)	(850,000)	(3,550,000)	(1,450,000)	(50,000)	(850,000)	(2,900,000)	(850,000)
1,550,000	2,250,000	7,550,000	4,700,000	300,000	1,150,000	950,000	1,050,000

1,200,000	1,550,000	8,300,000	7,550,000	450,000	300,000	1,050,000	950,000

57

Financial Highlights

PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)

	For the Period July 11, 2016(a) Through October 31, 2016
Per Share Operating Performance:
Net asset value at beginning of period	$25.47
Net investment income(b)	0.04
Net realized and unrealized gain (loss) on investments	(0.94)
Total from investment operations	(0.90)
Distributions to shareholders from:
Net investment income	(0.01)
Net asset value at end of period	$24.56
Market price at end of period(c)	$24.57
Net Asset Value Total Return(d)	(3.53	)%(e)
Market Price Total Return(d)	(3.49	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$11,052
Ratio to average net assets of:
Expenses(f)	0.15	%(g)
Net investment income	0.53	%(g)
Portfolio turnover rate(h)	27%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (July 14, 2016, the first day of trading on the Exchange) to October 31, 2016 was (3.84)%. The market price total return from Fund Inception to October 31, 2016 was (3.80)%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights (continued)

PowerShares DWA SmallCap Momentum Portfolio (DWAS)

	Year Ended October 31,					For the Period July 16, 2012(a) Through October 31, 2012
	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$38.19	$38.24	$37.14	$25.87		$24.85
Net investment income(b)	0.15	0.02	0.01	0.04		0.03
Net realized and unrealized gain (loss) on investments	(2.81)	(0.04)	1.11	11.50		0.99	(c)
Total from investment operations	(2.66)	(0.02)	1.12	11.54		1.02
Distributions to shareholders from:
Net investment income	(0.11)	(0.03)	(0.01)	(0.27)		—
Return of capital	—	—	(0.01)	—		—
Total distributions	(0.11)	(0.03)	(0.02)	(0.27)		—
Net asset value at end of year	$35.42	$38.19	$38.24	$37.14		$25.87
Market price at end of year(d)	$35.40	$38.18	$38.24	$37.22		$25.80
Net Asset Value Total Return(e)	(6.97)%	(0.05)%	3.03%	44.98%		4.10	%(f)
Market Price Total Return(e)	(7.00)%	(0.08)%	2.80%	45.69%		3.82	%(f)
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$155,857	$416,316	$292,517	$505,046		$14,231
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60	%(g)	0.60	%(h)
Net investment income	0.41%	0.06%	0.04%	0.10%		0.41	%(h)
Portfolio turnover rate(i)	169%	141%	168%	145%		18%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (July 19, 2012, the first day of trading on the exchange) to October 31, 2012 was 3.52%. The market price total return from Fund Inception to October 31, 2012 was 3.12%.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights (continued)

PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)

	For the Period March 7, 2016(a) Through October 31, 2016
Per Share Operating Performance:
Net asset value at beginning of period	$25.09
Net investment income(b)	0.84
Net realized and unrealized gain on investments	1.86
Total from investment operations	2.70
Distributions to shareholders from:
Net investment income	(0.78)
Net asset value at end of period	$27.01
Market price at end of period(c)	$27.04
Net Asset Value Total Return(d)	10.80	%(e)
Market Price Total Return(d)	10.92	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$118,846
Ratio to average net assets of:
Expenses(f)	0.25	%(g)
Net investment income	4.71	%(g)
Portfolio turnover rate(h)	21%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (March 10, 2016, the first day of trading on the Exchange) to October 31, 2016 was 10.88%. The market price total return from Fund Inception to October 31, 2016 was 11.05%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights (continued)

PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)

	Year Ended October 31, 2016		For the Period October 7, 2015(a) Through October 31, 2015
Per Share Operating Performance:
Net asset value at beginning of year	$25.82		$25.17
Net investment income (loss)(b)	0.18		(0.00	)(c)
Net realized and unrealized gain (loss) on investments	(1.57)		0.65
Total from investment operations	(1.39)		0.65
Distributions to shareholders from:
Net investment income	(0.19)		—
Return of capital	(0.00	)(c)	—
Total distributions	(0.19)		—
Net asset value at end of year	$24.24		$25.82
Market price at end of year(d)	$24.24		$25.84
Net Asset Value Total Return(e)	(5.40)%		2.58	%(f)
Market Price Total Return(e)	(5.47)%		2.66	%(f)
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$172,121		$42,604
Ratio to average net assets of:
Expenses(g)	0.15%		0.15	%(h)
Net investment income	0.75%		(0.15	)%(h)
Portfolio turnover rate(i)	49%		0	%(j)

(a)	Commencement of investment operations
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.73%. The market price total return from Fund Inception to October 31, 2015 was 1.81%.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(j)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights (continued)

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$49.35	$47.26	$45.42	$32.18	$27.16
Net investment income(a)	0.41	0.50	0.32	0.40	0.15
Net realized and unrealized gain (loss) on investments	(2.99)	2.10	1.80	13.25	5.03
Total from investment operations	(2.58)	2.60	2.12	13.65	5.18
Distributions to shareholders from:
Net investment income	(0.37)	(0.51)	(0.28)	(0.41)	(0.16)
Net asset value at end of year	$46.40	$49.35	$47.26	$45.42	$32.18
Market price at end of year(b)	$46.41	$49.37	$47.27	$45.52	$32.18
Net Asset Value Total Return(c)	(5.23)%	5.43%	4.66%	42.81%	19.17%
Market Price Total Return(c)	(5.24)%	5.45%	4.45%	43.13%	19.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$74,235	$115,974	$92,148	$102,198	$61,151
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.30%	0.29%
Net investment income	0.86%	0.96%	0.69%	1.04%	0.50%
Portfolio turnover rate(d)	33%	19%	13%	10%	8%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$57.26	$53.83	$48.58	$34.23	$30.81
Net investment income(a)	0.90	0.61	0.28	0.28	0.34
Net realized and unrealized gain on investments	5.75	3.88	5.21	14.31	3.30
Total from investment operations	6.65	4.49	5.49	14.59	3.64
Distributions to shareholders from:
Net investment income	(0.86)	(0.36)	(0.24)	(0.24)	(0.22)
Net realized gains	—	(0.70)	—	—	—
Total distributions	(0.86)	(1.06)	(0.24)	(0.24)	(0.22)
Net asset value at end of year	$63.05	$57.26	$53.83	$48.58	$34.23
Market price at end of year(b)	$62.99	$57.31	$53.82	$48.68	$34.14
Net Asset Value Total Return(c)	11.79%	8.43%	11.34%	42.83%	11.86%
Market Price Total Return(c)	11.59%	8.54%	11.08%	43.51%	11.45%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$69,360	$31,494	$32,295	$46,151	$29,097
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.30%	0.29%
Net investment income	1.46%	1.11%	0.57%	0.69%	1.01%
Portfolio turnover rate(d)	68%	39%	33%	23%	14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights (continued)

PowerShares S&P SmallCap Energy Portfolio (PSCE)

	Year Ended October 31,
	2016	2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$18.12	$37.85	$48.28		$32.77	$33.59
Net investment income(a)	0.06	0.14	0.04		0.29	0.01
Net realized and unrealized gain (loss) on investments	(1.36)	(19.74)	(10.45)		15.47	(0.81)
Total from investment operations	(1.30)	(19.60)	(10.41)		15.76	(0.80)
Distributions to shareholders from:
Net investment income	(0.09)	(0.13)	(0.02)		(0.25)	(0.02)
Return of capital	—	—	(0.00	)(b)	—	(0.00	)(b)
Total distributions	(0.09)	(0.13)	(0.02)		(0.25)	(0.02)
Net asset value at end of year	$16.73	$18.12	$37.85		$48.28	$32.77
Market price at end of year(c)	$16.75	$18.13	$37.84		$48.42	$32.72
Net Asset Value Total Return(d)	(7.11)%	(51.89)%	(21.57)%		48.41%	(2.37)%
Market Price Total Return(d)	(7.05)%	(51.85)%	(21.82)%		49.07%	(2.61)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$52,686	$37,149	$30,281		$48,279	$39,320
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%		0.29%	0.29%
Net investment income	0.38%	0.57%	0.07%		0.74%	0.03%
Portfolio turnover rate(e)	21%	38%	27%		38%	36%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $(0.005).
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Financials Portfolio (PSCF)

	Year Ended October 31,
	2016	2015		2014		2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$42.41	$40.98		$38.42		$30.41		$26.33
Net investment income(a)	1.14	0.98		0.89		0.88		0.60
Net realized and unrealized gain on investments	1.44	1.32		2.67		8.14		3.99
Total from investment operations	2.58	2.30		3.56		9.02		4.59
Distributions to shareholders from:
Net investment income	(1.18)	(0.87)		(0.97)		(1.01)		(0.51)
Net realized gains	(0.08)	—		(0.03)		—		—
Total distributions	(1.26)	(0.87)		(1.00)		(1.01)		(0.51)
Net asset value at end of year	$43.73	$42.41		$40.98		$38.42		$30.41
Market price at end of year(b)	$43.73	$42.45		$40.97		$38.50		$30.39
Net Asset Value Total Return(c)	6.29%	5.68%		9.40%		30.26%		17.67%
Market Price Total Return(c)	6.19%	5.80%		9.14%		30.62%		17.46%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$196,797	$182,347		$114,753		$97,969		$71,475
Ratio to average net assets of:
Expenses	0.29%	0.29	%(d)	0.29	%(d)	0.30	%(d)	0.29%
Net investment income	2.73%	2.38%		2.31%		2.56%		2.05%
Portfolio turnover rate(e)	16%	16%		16%		24%		10%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Financial Highlights (continued)

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$66.81	$60.07	$50.90	$34.33	$30.42
Net investment income (loss)(a)	0.00 (b)	(0.01)	0.04	0.15	0.01
Net realized and unrealized gain on investments	0.22	8.22	9.17	16.56	4.22
Total from investment operations	0.22	8.21	9.21	16.71	4.23
Distributions to shareholders from:
Net investment income	—	(0.03)	(0.04)	(0.14)	(0.32)
Net realized gains	—	(1.44)	—	—	—
Total distributions	—	(1.47)	(0.04)	(0.14)	(0.32)
Net asset value at end of year	$67.03	$66.81	$60.07	$50.90	$34.33
Market price at end of year(c)	$67.00	$66.86	$60.03	$50.99	$34.30
Net Asset Value Total Return(d)	0.33%	13.96%	18.10%	48.85%	14.01%
Market Price Total Return(d)	0.21%	14.12%	17.81%	49.25%	13.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$167,586	$230,504	$165,200	$178,164	$121,865
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.30%	0.29%
Net investment income (loss)	0.01%	(0.02)%	0.08%	0.35%	0.04%
Portfolio turnover rate(e)	23%	22%	27%	16%	23%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$45.55	$44.89	$42.30	$30.61	$27.05
Net investment income(a)	0.34	0.45	0.34	0.32	0.42	(b)
Net realized and unrealized gain on investments	1.96	0.68	2.57	11.97	3.39
Total from investment operations	2.30	1.13	2.91	12.29	3.81
Distributions to shareholders from:
Net investment income	(0.34)	(0.47)	(0.32)	(0.60)	(0.25)
Net asset value at end of year	$47.51	$45.55	$44.89	$42.30	$30.61
Market price at end of year(c)	$47.42	$45.57	$44.83	$42.38	$30.55
Net Asset Value Total Return(d)	5.10%	2.51%	6.87%	40.72%	14.16%
Market Price Total Return(d)	4.86%	2.69%	6.53%	41.27%	13.85%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$57,007	$70,608	$100,998	$74,027	$18,363
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.30%	0.29%
Net investment income	0.75%	0.98%	0.78%	0.88%	1.44	%(b)
Portfolio turnover rate(e)	16%	11%	15%	30%	9%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $10.50 per share owned of Kaydon Corp. on March 27, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividends are $0.26 and 0.88%, respectively.
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$51.70	$48.02	$41.59	$29.62	$27.80
Net investment income(a)	0.10	0.08	0.09	0.08	0.22
Net realized and unrealized gain on investments	9.58	3.64	6.43	12.21	1.62
Total from investment operations	9.68	3.72	6.52	12.29	1.84
Distributions to shareholders from:
Net investment income	(0.12)	(0.04)	(0.09)	(0.32)	(0.02)
Net asset value at end of year	$61.26	$51.70	$48.02	$41.59	$29.62
Market price at end of year(b)	$61.28	$51.77	$48.01	$41.67	$29.59
Net Asset Value Total Return(c)	18.75%	7.75%	15.69%	41.86%	6.61%
Market Price Total Return(c)	18.63%	7.92%	15.44%	42.28%	6.50%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$508,447	$390,315	$225,700	$210,018	$78,506
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29%	0.29%
Net investment income	0.18%	0.16%	0.21%	0.23%	0.74%
Portfolio turnover rate(d)	15%	15%	10%	17%	14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P SmallCap Materials Portfolio (PSCM)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$34.36	$43.97	$40.34	$30.23	$25.92
Net investment income(a)	0.35	0.35	0.28	0.32	0.19
Net realized and unrealized gain (loss) on investments	4.36	(9.50)	3.58	10.18	4.26
Total from investment operations	4.71	(9.15)	3.86	10.50	4.45
Distributions to shareholders from:
Net investment income	(0.37)	(0.46)	(0.23)	(0.39)	(0.14)
Net asset value at end of year	$38.70	$34.36	$43.97	$40.34	$30.23
Market price at end of year(b)	$38.77	$34.37	$43.95	$40.42	$30.22
Net Asset Value Total Return(c)	13.89%	(20.94)%	9.56%	35.00%	17.24%
Market Price Total Return(c)	14.07%	(20.88)%	9.30%	35.31%	17.34%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$17,414	$10,309	$50,564	$18,154	$6,045
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.30%	0.29%
Net investment income	1.01%	0.87%	0.63%	0.91%	0.68%
Portfolio turnover rate(d)	16%	17%	12%	15%	14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask price.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$41.99	$38.34	$34.29	$31.10	$30.03
Net investment income(a)	1.06	1.02	1.00	1.00	1.13	(b)
Net realized and unrealized gain on investments	3.67	3.96	4.01	3.53	0.84
Total from investment operations	4.73	4.98	5.01	4.53	1.97
Distributions to shareholders from:
Net investment income	(1.11)	(1.33)	(0.96)	(1.34)	(0.90)
Net asset value at end of year	$45.61	$41.99	$38.34	$34.29	$31.10
Market price at end of year(c)	$45.57	$42.01	$38.33	$34.34	$31.07
Net Asset Value Total Return(d)	11.38%	13.43%	14.87%	15.06%	6.66%
Market Price Total Return(d)	11.23%	13.52%	14.68%	15.34%	6.59%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$47,895	$39,887	$40,259	$32,573	$29,541
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.30%	0.29%
Net investment income	2.35%	2.63%	2.86%	3.10%	3.70	%(b)
Portfolio turnover rate(e)	69%	18%	34%	17%	6%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Neutral Tandem, Inc. on October 31, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividends are $0.97 and 3.17%, respectively.
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2016

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2016, the Trust offered sixty-seven portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)*	“DWA Momentum & Low Volatility Rotation Portfolio”
PowerShares DWA SmallCap Momentum Portfolio (DWAS)	“DWA SmallCap Momentum Portfolio”
PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)**	“DWA Tactical Multi-Asset Income Portfolio”
PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)	“DWA Tactical Sector Rotation Portfolio”
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	“S&P SmallCap Consumer Discretionary Portfolio”
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	“S&P SmallCap Consumer Staples Portfolio”
PowerShares S&P SmallCap Energy Portfolio (PSCE)	“S&P SmallCap Energy Portfolio”
PowerShares S&P SmallCap Financials Portfolio (PSCF)	“S&P SmallCap Financials Portfolio”
PowerShares S&P SmallCap Health Care Portfolio (PSCH)	“S&P SmallCap Health Care Portfolio”
PowerShares S&P SmallCap Industrials Portfolio (PSCI)	“S&P SmallCap Industrials Portfolio”
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	“S&P SmallCap Information Technology Portfolio”
PowerShares S&P SmallCap Materials Portfolio (PSCM)	“S&P SmallCap Materials Portfolio”
PowerShares S&P SmallCap Utilities Portfolio (PSCU)	“S&P SmallCap Utilities Portfolio”

*	Commenced operations on July 11, 2016
**	Commenced operations on March 7, 2016

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The NASDAQ Stock Market LLC, except for Shares of the DWA SmallCap Momentum Portfolio, which are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA Momentum & Low Volatility Rotation Portfolio	Dorsey Wright® Multi-Factor Global Equity Index
DWA SmallCap Momentum Portfolio	Dorsey Wright® SmallCap Technical Leaders Index
DWA Tactical Multi-Asset Income Portfolio	Dorsey Wright® Multi-Asset Income Index
DWA Tactical Sector Rotation Portfolio	Dorsey Wright® Sector 4 Index
S&P SmallCap Consumer Discretionary Portfolio	S&P SmallCap 600® Capped Consumer Discretionary Index
S&P SmallCap Consumer Staples Portfolio	S&P SmallCap 600® Capped Consumer Staples Index
S&P SmallCap Energy Portfolio	S&P SmallCap 600® Capped Energy Index
S&P SmallCap Financials Portfolio	S&P SmallCap 600® Capped Financials Index
S&P SmallCap Health Care Portfolio	S&P SmallCap 600® Capped Health Care Index
S&P SmallCap Industrials Portfolio	S&P SmallCap 600® Capped Industrials Index
S&P SmallCap Information Technology Portfolio	S&P SmallCap 600® Capped Information Technology Index
S&P SmallCap Materials Portfolio	S&P SmallCap 600® Capped Materials Index
S&P SmallCap Utilities Portfolio	S&P SmallCap 600® Capped Utilities & Telecommunication Services Index

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Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in a fund that are held as investments (the “Underlying Fund”) of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

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Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund (except DWA SmallCap Momentum Portfolio, S&P SmallCap Consumer Discretionary Portfolio, S&P SmallCap Financials Portfolio and S&P SmallCap Information Technology Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Portfolio Turnover Risk. DWA Momentum & Low Volatility Rotation Portfolio and DWA SmallCap Momentum Portfolio may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, the Funds will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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Fund of Funds Risk. Because DWA Momentum & Low Volatility Rotation Portfolio, DWA Tactical Multi-Asset Income Portfolio and DWA Tactical Sector Rotation Portfolio invest primarily in other funds, each Fund’s investment performance largely depends on the investment performance of those Underlying Funds. An investment in each Fund is subject to the risks associated with the Underlying Funds that comprise each Underlying Index. There is a risk that each index provider’s evaluations and assumptions regarding the asset classes represented by the Underlying Funds in each Underlying Index at any given time may be incorrect based on actual market conditions. In addition, at times, certain of the segments of the market represented by constituent Underlying Funds in each Underlying Index may be out of favor and underperform other segments. Each Fund indirectly pays a proportional share of the expense of the Underlying Funds in which it invests (including operating expenses and management fees), in addition to the fees and expenses it already pays to the Adviser.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

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F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Securities Lending

During the fiscal year ended October 31, 2016, DWA SmallCap Momentum Portfolio, S&P SmallCap Consumer Discretionary Portfolio, S&P SmallCap Consumer Staples Portfolio, S&P SmallCap Energy Portfolio, S&P SmallCap Financials Portfolio, S&P SmallCap Health Care Portfolio, S&P SmallCap Industrials Portfolio and S&P SmallCap Information Technology Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
DWA Momentum & Low Volatility Rotation Portfolio	0.15%
DWA SmallCap Momentum Portfolio	0.60%
DWA Tactical Multi-Asset Income Portfolio	0.25%

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% of Average Daily Net Assets
DWA Tactical Sector Rotation Portfolio	0.15%
S&P SmallCap Consumer Discretionary Portfolio	0.29%
S&P SmallCap Consumer Staples Portfolio	0.29%
S&P SmallCap Energy Portfolio	0.29%
S&P SmallCap Financials Portfolio	0.29%
S&P SmallCap Health Care Portfolio	0.29%
S&P SmallCap Industrials Portfolio	0.29%
S&P SmallCap Information Technology Portfolio	0.29%
S&P SmallCap Materials Portfolio	0.29%
S&P SmallCap Utilities Portfolio	0.29%

Further, through August 31, 2018, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2016, the Adviser waived fees for each Fund in the following amounts:

DWA Momentum & Low Volatility Rotation Portfolio	$96
DWA SmallCap Momentum Portfolio	169
DWA Tactical Multi-Asset Income Portfolio	21
DWA Tactical Sector Rotation Portfolio	31
S&P SmallCap Consumer Discretionary Portfolio	53
S&P SmallCap Consumer Staples Portfolio	116
S&P SmallCap Energy Portfolio	22
S&P SmallCap Financials Portfolio	275
S&P SmallCap Health Care Portfolio	351
S&P SmallCap Industrials Portfolio	41
S&P SmallCap Information Technology Portfolio	444
S&P SmallCap Materials Portfolio	8
S&P SmallCap Utilities Portfolio	117

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA Momentum & Low Volatility Rotation Portfolio	Dorsey Wright & Associates, LLC
DWA SmallCap Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Tactical Multi-Asset Income Portfolio	Dorsey Wright & Associates, LLC
DWA Tactical Sector Rotation Portfolio	Dorsey Wright & Associates, LLC
S&P SmallCap Consumer Discretionary Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Consumer Staples Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Energy Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Financials Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Health Care Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Industrials Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Information Technology Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Materials Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Utilities Portfolio	S&P Dow Jones Indices LLC

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Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser also serves as the adviser for each Underlying Fund listed within the tables below, and therefore is considered to be affiliated with the Funds.

The table below shows DWA Momentum & Low Volatility Rotation Portfolio’s transactions in, and earnings from, its investment in affiliates for the period July 11, 2016 (commencement of investment operations) through October 31, 2016.

DWA Momentum & Low Volatility Rotation Portfolio

	Value July 11, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2016	Dividend Income
PowerShares DWA Developed Markets Momentum Portfolio	$—	$519,458	$(676)	$(28,678)	$(8)	$490,096	$—
PowerShares DWA Emerging Markets Momentum Portfolio	—	523,663	(680)	(9,031)	(8)	513,944	—
PowerShares DWA Momentum Portfolio	—	3,186,842	(313,522)	(113,606)	(2,899)	2,756,815	3,133
PowerShares DWA SmallCap Momentum Portfolio	—	3,126,967	(351,374)	(182,480)	14,080	2,607,193	—
PowerShares S&P 500® Low Volatility Portfolio	—	3,421,793	(2,160,410)	(71,245)	(58,472)	1,131,666	13,418
PowerShares S&P Emerging Markets Low Volatility Portfolio	—	1,219,327	(1,582)	(21,436)	(18)	1,196,291	—
PowerShares S&P International Developed Low Volatility Portfolio	—	1,208,006	(1,566)	(40,920)	(15)	1,165,505	—
PowerShares S&P SmallCap Low Volatility Portfolio	—	3,502,279	(2,394,196)	(2,709)	85,107	1,190,481	6,361

Total Investments in Affiliates	$—	$16,708,335	$(5,224,006)	$(470,105)	$37,767	$11,051,991	$22,912

The table below shows DWA Tactical Multi-Asset Income Portfolio’s transactions in, and earnings from, its investment in affiliates for the period March 7, 2016 (commencement of investment operations) through October 31, 2016.

DWA Tactical Multi-Asset Income Portfolio

	Value March 7, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2016	Dividend Income
PowerShares Build America Bond Portfolio*	$—	$8,805,567	$(8,882,403)	$—	$76,836	$—	$49,723
PowerShares Emerging Markets Sovereign Debt Portfolio	—	24,800,827	(2,460,371)	459,443	36,665	22,836,564	464,638
PowerShares Global Short Term High Yield Bond Portfolio	—	24,650,602	(2,451,216)	524,068	25,249	22,748,703	680,886
PowerShares High Yield Equity Dividend AchieversTM Portfolio*	—	8,868,148	(9,012,710)	—	144,562	—	22,265
PowerShares KBW Premium Yield Equity REIT Portfolio	—	25,058,166	(2,017,513)	(335,918)	(161,745)	22,542,990	722,763
PowerShares Preferred Portfolio	—	27,020,854	(2,701,259)	(138,910)	17,078	24,197,763	573,808

Total Investments in Affiliates	$—	$119,204,164	$(27,525,472)	$508,683	$138,645	$92,326,020	$2,514,083

*	At October 31, 2016, this security was no longer held.

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The table below shows DWA Tactical Sector Rotation Portfolio’s transactions in, and earnings from, its investment in affiliates for the fiscal year ended October 31, 2016.

DWA Tactical Sector Rotation Portfolio

	Value October 31, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2016	Dividend Income
PowerShares DWA Basic Materials Momentum Portfolio	$—	$48,872,521	$(3,739,081)	$3,188,324	$292,351	$48,614,115	$183,722
PowerShares DWA Consumer Cyclicals Momentum Portfolio*	11,110,351	34,104,851	(43,517,382)	(75,782)	(1,622,038)	—	25,375
PowerShares DWA Consumer Staples Momentum Portfolio	11,753,038	47,758,739	(8,909,670)	(1,846,494)	55,285	48,810,898	484,245
PowerShares DWA Healthcare Momentum Portfolio*	10,541,968	29,533,143	(30,939,514)	(310,975)	(8,824,622)	—	—
PowerShares DWA Technology Momentum Portfolio	9,202,050	35,662,169	(6,286,816)	(930,289)	46,041	37,693,155	—
PowerShares DWA Utilities Momentum Portfolio	—	40,922,192	(5,588,430)	1,502,871	183,839	37,020,472	608,773

Total Investments in Affiliates	$42,607,407	$236,853,615	$(98,980,893)	$1,527,655	$(9,869,144)	$172,138,640	$1,302,115

*	At October 31, 2016, this security was no longer held.

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2016, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	For the Year Ended October 31, 2016			For the Year Ended October 31, 2015
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
DWA Momentum & Low Volatility Rotation Portfolio	$5,265	$—	$—	$—	$—	$—
DWA SmallCap Momentum Portfolio	825,119	—	—	313,026	—	—
DWA Tactical Multi-Asset Income Portfolio	2,392,101	—	—	—	—	—
DWA Tactical Sector Rotation Portfolio	1,081,384	—	2,439	—	—	—
S&P SmallCap Consumer Discretionary Portfolio	707,191	—	—	1,104,227	—	—
S&P SmallCap Consumer Staples Portfolio	700,261	—	—	341,358	381,898	—

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	For the Year Ended October 31, 2016			For the Year Ended October 31, 2015
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
S&P SmallCap Energy Portfolio	$204,998	$—	$—	$171,568	$—	$—
S&P SmallCap Financials Portfolio	5,473,136	169,737	—	2,648,802	—	—
S&P SmallCap Health Care Portfolio	—	—	—	1,577,214	2,386,791	—
S&P SmallCap Industrials Portfolio	476,137	—	—	878,298	—	—
S&P SmallCap Information Technology Portfolio	880,007	—	—	210,333	—	—
S&P SmallCap Materials Portfolio	122,745	—	—	223,243	—	—
S&P SmallCap Utilities Portfolio	2,016,277	—	—	1,042,947	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-year Ordinary Loss Deferrals	Shares of Beneficial Interest	Total Net Assets
DWA Momentum & Low Volatility Rotation Portfolio	$14,847	$—	$(475,652)	$(50,382)	$—	$11,563,032	$11,051,845
DWA SmallCap Momentum Portfolio	292,417	—	5,114,476	(128,364,449)	—	278,814,729	155,857,173
DWA Tactical Multi-Asset Income Portfolio	—	—	1,333,413	(50,304)	—	117,563,033	118,846,142
DWA Tactical Sector Rotation Portfolio	—	—	2,295,468	(10,275,883)	—	180,101,824	172,121,409
S&P SmallCap Consumer Discretionary Portfolio	164,877	—	(11,363,970)	(1,586,112)	—	87,020,513	74,235,308
S&P SmallCap Consumer Staples Portfolio	454,049	—	(5,788,205)	(526,666)	—	75,220,567	69,359,745
S&P SmallCap Energy Portfolio	12,073	—	(13,092,643)	(28,912,979)	—	94,679,743	52,686,194
S&P SmallCap Financials Portfolio	781,135	732,390	20,000,169	—	—	175,282,836	196,796,530
S&P SmallCap Health Care Portfolio	—	—	(21,477,963)	(1,236,771)	(38,835)	190,339,804	167,586,235
S&P SmallCap Industrials Portfolio	79,539	—	1,221,031	(1,882,804)	—	57,588,757	57,006,523
S&P SmallCap Information Technology Portfolio	247,922	—	37,369,035	(2,000,475)	—	472,830,849	508,447,331
S&P SmallCap Materials Portfolio	23,877	—	(943,996)	(1,383,395)	—	19,717,649	17,414,135
S&P SmallCap Utilities Portfolio	1,837,102	—	(2,448,434)	—	—	48,506,639	47,895,307

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of October 31, 2016.

		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*
DWA Momentum & Low Volatility Rotation Portfolio	$—	$50,382	$—	$50,382
DWA SmallCap Momentum Portfolio	—	128,364,449	—	128,364,449
DWA Tactical Multi-Asset Income Portfolio	—	50,304	—	50,304
DWA Tactical Sector Rotation Portfolio	—	10,275,883	—	10,275,883
S&P SmallCap Consumer Discretionary Portfolio	8,689	—	1,577,423	1,586,112
S&P SmallCap Consumer Staples Portfolio	—	526,666	—	526,666
S&P SmallCap Energy Portfolio	2,406,357	5,668,408	20,838,214	28,912,979
S&P SmallCap Financials Portfolio	—	—	—	—
S&P SmallCap Health Care Portfolio	—	—	1,236,771	1,236,771
S&P SmallCap Industrials Portfolio	74,295	781,461	1,027,048	1,882,804

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		Post-effective/no expiration
	2019	Short-Term	Long-Term	Total*
S&P SmallCap Information Technology Portfolio	$567,102	$367,624	$1,065,749	$2,000,475
S&P SmallCap Materials Portfolio	82,457	407,471	893,467	1,383,395
S&P SmallCap Utilities Portfolio	—	—	—	—

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2016, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA Momentum & Low Volatility Rotation Portfolio	$14,001,656	$2,400,246
DWA SmallCap Momentum Portfolio	408,896,249	408,248,327
DWA Tactical Multi-Asset Income Portfolio	16,443,934	16,052,391
DWA Tactical Sector Rotation Portfolio	69,921,335	69,916,862
S&P SmallCap Consumer Discretionary Portfolio	28,333,594	31,947,841
S&P SmallCap Consumer Staples Portfolio	40,263,033	41,466,213
S&P SmallCap Energy Portfolio	9,011,231	9,158,902
S&P SmallCap Financials Portfolio	30,847,765	34,498,364
S&P SmallCap Health Care Portfolio	48,785,078	49,647,335
S&P SmallCap Industrials Portfolio	9,700,362	12,760,160
S&P SmallCap Information Technology Portfolio	59,962,268	62,560,513
S&P SmallCap Materials Portfolio	1,981,971	1,976,417
S&P SmallCap Utilities Portfolio	63,198,156	66,062,129

For the fiscal year ended October 31, 2016, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA Momentum & Low Volatility Rotation Portfolio	$2,706,679	$2,823,760
DWA SmallCap Momentum Portfolio	66,979,142	282,721,128
DWA Tactical Multi-Asset Income Portfolio	130,116,226	12,649,196
DWA Tactical Sector Rotation Portfolio	166,932,280	29,064,031
S&P SmallCap Consumer Discretionary Portfolio	18,190,776	47,724,441
S&P SmallCap Consumer Staples Portfolio	129,814,032	95,347,371
S&P SmallCap Energy Portfolio	30,563,434	14,229,408
S&P SmallCap Financials Portfolio	61,118,441	50,111,569
S&P SmallCap Health Care Portfolio	79,806,925	136,924,416
S&P SmallCap Industrials Portfolio	24,217,715	36,904,911
S&P SmallCap Information Technology Portfolio	248,465,236	187,840,692
S&P SmallCap Materials Portfolio	7,103,009	1,373,067
S&P SmallCap Utilities Portfolio	130,922,249	132,038,657

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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At October 31, 2016, the aggregate cost and net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
DWA Momentum & Low Volatility Rotation Portfolio	$—	$(475,652)	$(475,652)	$11,528,713
DWA SmallCap Momentum Portfolio	15,067,881	(9,953,405)	5,114,476	166,042,329
DWA Tactical Multi-Asset Income Portfolio	1,871,088	(537,675)	1,333,413	119,245,662
DWA Tactical Sector Rotation Portfolio	4,690,445	(2,394,977)	2,295,468	169,848,009
S&P SmallCap Consumer Discretionary Portfolio	5,278,586	(16,642,556)	(11,363,970)	88,041,803
S&P SmallCap Consumer Staples Portfolio	977,002	(6,765,207)	(5,788,205)	75,086,664
S&P SmallCap Energy Portfolio	4,871,045	(17,963,688)	(13,092,643)	66,720,020
S&P SmallCap Financials Portfolio	27,595,074	(7,594,905)	20,000,169	183,057,219
S&P SmallCap Health Care Portfolio	9,380,416	(30,858,379)	(21,477,963)	200,372,907
S&P SmallCap Industrials Portfolio	7,218,685	(5,997,654)	1,221,031	56,140,439
S&P SmallCap Information Technology Portfolio	65,679,958	(28,310,923)	37,369,035	471,156,207
S&P SmallCap Materials Portfolio	1,881,624	(2,825,620)	(943,996)	18,360,422
S&P SmallCap Utilities Portfolio	62,201	(2,510,635)	(2,448,434)	47,105,993

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2016, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Momentum & Low Volatility Rotation Portfolio	$—	$(93,764)	$93,764
DWA SmallCap Momentum Portfolio	—	(5,217,170)	5,217,170
DWA Tactical Multi-Asset Income Portfolio	3,051	(305,065)	302,014
DWA Tactical Sector Rotation Portfolio	—	(417,690)	417,690
S&P SmallCap Consumer Discretionary Portfolio	—	(3,478,166)	3,478,166
S&P SmallCap Consumer Staples Portfolio	—	(9,475,673)	9,475,673
S&P SmallCap Energy Portfolio	—	3,334,968	(3,334,968)
S&P SmallCap Financials Portfolio	—	(11,364,683)	11,364,683
S&P SmallCap Health Care Portfolio	18,777	(22,445,676)	22,426,899
S&P SmallCap Industrials Portfolio	—	(4,876,759)	4,876,759
S&P SmallCap Information Technology Portfolio	—	(49,024,836)	49,024,836
S&P SmallCap Materials Portfolio	—	773,685	(773,685)
S&P SmallCap Utilities Portfolio	—	(11,360,305)	11,360,305

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

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Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 12. Subsequent Event

Effective December 7, 2016, DWA SmallCap Momentum Portfolio’s Shares were listed and began trading on The NASDAQ Stock Market LLC.

78

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA SmallCap Momentum Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio, PowerShares DWA Tactical Sector Rotation Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, and PowerShares S&P SmallCap Utilities Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) as of October 31, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 22, 2016

79

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

In addition to the fees and expenses which the PowerShares DWA Momentum & Low Volatility Rotation Portfolio, PowerShares DWA Tactical Multi-Asset Income Portfolio and PowerShares DWA Tactical Sector Rotation Portfolio (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA Momentum & Low Volatility Rotation Portfolio (DWLV)(2)
Actual	$1,000.00	$964.70	0.15%	$0.45
Hypothetical (5% return before expenses)	1,000.00	1,024.38	0.15	0.76
PowerShares DWA SmallCap Momentum Portfolio (DWAS)
Actual	1,000.00	1,018.08	0.60	3.04
Hypothetical (5% return before expenses)	1,000.00	1,022.12	0.60	3.05
PowerShares DWA Tactical Multi-Asset Income Portfolio (DWIN)
Actual	1,000.00	1,055.90	0.25	1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
PowerShares DWA Tactical Sector Rotation Portfolio (DWTR)
Actual	1,000.00	1,025.84	0.15	0.76
Hypothetical (5% return before expenses)	1,000.00	1,024.38	0.15	0.76

80

Fees and Expenses (continued)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)
Actual	$1,000.00	$970.32	0.29%	$1.44
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)
Actual	1,000.00	1,028.16	0.29	1.48
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
PowerShares S&P SmallCap Energy Portfolio (PSCE)
Actual	1,000.00	987.66	0.29	1.45
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
PowerShares S&P SmallCap Financials Portfolio (PSCF)
Actual	1,000.00	1,061.50	0.29	1.50
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
PowerShares S&P SmallCap Health Care Portfolio (PSCH)
Actual	1,000.00	965.30	0.29	1.43
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
PowerShares S&P SmallCap Industrials Portfolio (PSCI)
Actual	1,000.00	1,061.94	0.29	1.50
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)
Actual	1,000.00	1,136.37	0.29	1.56
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
PowerShares S&P SmallCap Materials Portfolio (PSCM)
Actual	1,000.00	1,096.68	0.29	1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
PowerShares S&P SmallCap Utilities Portfolio (PSCU)
Actual	1,000.00	1,048.89	0.29	1.49
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

(2)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period July 11, 2016 (commencement of investment operations) to October 31, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 113/366. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366.

81

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Long-Term Capital Gains
PowerShares DWA Momentum & Low Volatility Rotation Portfolio	100%	100%	$—
PowerShares DWA SmallCap Momentum Portfolio	100%	100%	—
PowerShares DWA Tactical Multi-Asset Income Portfolio	18%	16%	—
PowerShares DWA Tactical Sector Rotation Portfolio	100%	100%	—
PowerShares S&P SmallCap Consumer Discretionary Portfolio	100%	98%	—
PowerShares S&P SmallCap Consumer Staples Portfolio	100%	100%	—
PowerShares S&P SmallCap Energy Portfolio	100%	100%	—
PowerShares S&P SmallCap Financials Portfolio	87%	86%	169,737
PowerShares S&P SmallCap Health Care Portfolio	0%	0%	—
PowerShares S&P SmallCap Industrials Portfolio	100%	100%	—
PowerShares S&P SmallCap Information Technology Portfolio	100%	100%	—
PowerShares S&P SmallCap Materials Portfolio	100%	100%	—
PowerShares S&P SmallCap Utilities Portfolio	100%	100%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

82

Trustees and Officers

The Independent Trustees, the Unaffiliated Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of October 31, 2016.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	126	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	126	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	126	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	126	None

*	This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

83

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	126	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	126	None

The Unaffiliated Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Unaffiliated Trustees and the other directorships, if any, held by such Trustees are shown below.

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee***	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	126	None

*	This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.
***	Effective February 25, 2016, Mr. Nussbaum became an Unaffiliated Trustee.

84

Trustees and Officers (continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Year of Birth of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc., and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President, Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	126	None

*	This is the date the Non-Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

85

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Christopher Joe—1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

86

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd./Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

87

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares DWA Momentum & Low Volatility Rotation Portfolio and PowerShares DWA Tactical International Rotation Portfolio

At a meeting held on June 21, 2016, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares DWA Momentum & Low Volatility Rotation Portfolio and PowerShares DWA Tactical International Rotation Portfolio (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered to and amounts paid by other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with each Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled from Lipper Inc. (“Lipper”) databases on the median net expense ratios of ETF, open-end index and open-end actively managed (non-ETF) peers that, like the Funds, are structured as “fund-of-funds.” The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except for the fee payment under the Agreement, payments under the Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Trustees noted the small size of the peer groups and that the proposed unitary fee was at or below the median of the peer groups as shown below:

Fund	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)
PowerShares DWA Momentum & Low Volatility Rotation Portfolio	Lower than median (2)	N/A	N/A
PowerShares DWA Tactical International Rotation Portfolio	Same as median (3)	N/A	Lower than median (2)

The Trustees also reviewed the fees, and any difference in fees, between each Fund and PowerShares DWA Tactical Sector Rotation Portfolio and PowerShares Tactical Multi-Asset Income Portfolio, two other funds managed by the Adviser that are also structured as fund-of-funds and invest in funds that comprise an index developed by Dorsey Wright & Associates, LLC (both before and after payment by the Adviser of the applicable license fees). The Trustees noted that, for PowerShares DWA Tactical International Rotation Portfolio, the proposed unitary fee was higher than the unitary fee for PowerShares DWA Tactical Sector Rotation Portfolio and PowerShares Tactical Multi-Asset Income Portfolio, but that PowerShares DWA Tactical International Rotation Portfolio, unlike PowerShares DWA Tactical Sector Rotation Portfolio and PowerShares Tactical Multi-Asset Income Portfolio, could invest at times, in non-affiliated funds.

The Trustees considered each Fund’s proposed advisory fee in light of the administrative, operational and management oversight costs for the Adviser. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the proposed costs of services for each Fund and the fees to be paid by the Adviser. The Adviser did not provide profitability of the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees considered other information the Board received at its April meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

88

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares DWA Momentum & Low Volatility Rotation Portfolio and PowerShares DWA Tactical International Rotation Portfolio (continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

89

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

P-SCS-AR-1
©2016 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

October 31, 2016

2016 Annual Report to Shareholders

CNTR	PowerShares Contrarian Opportunities Portfolio

KBWB	PowerShares KBW Bank Portfolio

KBWD	PowerShares KBW High Dividend Yield Financial Portfolio

KBWY	PowerShares KBW Premium Yield Equity REIT Portfolio

KBWP	PowerShares KBW Property & Casualty Insurance Portfolio

KBWR	PowerShares KBW Regional Banking Portfolio

EQAL	PowerShares Russell 1000 Equal Weight Portfolio

2

The Market Environment

US Equity

During the fiscal year ended October 31, 2016, the US economy continued to expand. The initial estimate of US gross domestic product (GDP) showed the US economy grew by 2.9% in the third calendar quarter of 2016, beating consensus estimates.1 However, annualized GDP is expected to be lower. Employment data were mixed, though the unemployment rate had a surprise uptick from 4.9% in August to 5.0% in September before ending the fiscal year at 4.9%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3

The US Federal Reserve (the Fed) raised interest rates in December 2015—its first increase since 2006—but that was its only increase during the reporting period. Major US stock market indexes posted gains for the reporting period, but they were fairly volatile. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over Fed policy, including rumors of possible negative interest rates in the US. Markets recovered in late February and posted gains until June when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.4 In this environment, investors generally favored the perceived safety of government bonds and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

[1]	Source: Bureau of Economic Analysis
[2]	Source: Bureau of Labor Statistics
[3]	Source: Thompson-Reuters
[4]	Source: Reuters

3

CNTR	Manager’s Analysis
PowerShares Contrarian Opportunities Portfolio (CNTR)

As an index fund, the PowerShares Contrarian Opportunities Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dow Jones U.S. Contrarian Opportunities Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles and maintains the Index, which employs a contrarian investment methodology to identify stocks whose recent performance lags that of the broader equity market, yet still outrank their peers based on company fundamentals and other qualitative criteria. A contrarian investment process seeks to identify companies that may have experienced adverse developments or negative investor sentiment, causing its securities to be out of favor or potentially undervalued, but which may offer promising future growth prospects. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 2.12%. On a net asset value (“NAV”) basis, the Fund returned 2.16%. During the same time period, the Index returned 2.64%. During this period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 4.51%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the health care sector during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within the energy and industrials sectors.

For the fiscal year ended October 31, 2016, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and consumer staples sectors. The health care sector detracted most significantly from the Fund’s return, followed by the energy and industrials sectors.

Positions that contributed most significantly to the Fund’s return included NVIDIA Corp., an information technology company (no longer held at fiscal year-end), and Nu Skin Enterprises, Inc., Class A, a consumer staples company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Parker Drilling Company, an energy company (no longer held at fiscal year-end), and GNC Holdings, Inc., Class A, a consumer discretionary company (portfolio average weight of 0.68%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Industrials	28.5
Consumer Discretionary	27.9
Information Technology	15.5
Financials	11.5
Materials	5.5
Health Care	5.0
Consumer Staples	4.0
Energy	1.4
Real Estate	0.7
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Zumiez, Inc.	1.1
II-VI, Inc.	1.1
Swift Transportation Co., Class A	1.0
United Continental Holdings, Inc.	1.0
Spirit Airlines, Inc.	1.0
PRA Group, Inc.	1.0
KapStone Paper and Packaging Corp.	1.0
Quanta Services, Inc.	1.0
Team Health Holdings, Inc.	0.9
ON Semiconductor Corp.	0.9
Total	10.0

*	Excluding money market fund holdings.

4

PowerShares Contrarian Opportunities Portfolio (CNTR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
Blended-Dow Jones U.S. Contrarian Opportunities Index††	2.64%	2.45%	6.99%
S&P 500® Index	4.51	7.36	21.95
Fund
NAV Return	2.16	1.95	5.55
Market Price Return	2.12	1.95	5.55

Fund Inception: January 15, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dow Jones U.S. Contrarian Opportunities Index performance is comprised of the performance of the NYSE Century Index, the Fund’s previous underlying index, from Fund inception through the conversion date, May 22, 2015, followed by the performance of the Index starting from the conversion date through October 31, 2016.

5

KBWB	Manager’s Analysis
PowerShares KBW Bank Portfolio (KBWB)

As an index fund, the PowerShares KBW Bank Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Bank Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of national money centers (which are banks with more than $50 billion in assets and that have a branch network across geographic regions) and regional banks and thrifts that are listed on a U.S. national securities exchange and that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, calculates and maintains the Index, which is a modified-market capitalization-weighted index that seeks to reflect the performance of national money centers and regional banks and thrifts that are publicly traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 4.55%. On a net asset value (“NAV”) basis, the Fund returned 4.61%. During the same time period, the Index returned 5.00%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund.

During this same time period, the S&P 500® Financials Sector Index (the “Benchmark Index”) returned 3.45%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 65 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States financial sector equity market. The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is broadly diversified across all financial sub-industries and is not concentrated just on the banking sub-industry.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the multi-sector holdings sub-industry during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight position in the regional banks sub-industry, as well as stock selection within the Fund relative to the Benchmark Index.

For the fiscal year ended October 31, 2016, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the asset management & custody banks and diversified banks sub-industries, respectively. The thrifts & mortgage finance sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included JPMorgan Chase & Co., a diversified banks company (portfolio average weight of 8.12%), and U.S. Bancorp, a diversified banks company (portfolio average weight of 8.11%). Positions that detracted most significantly from the Fund’s return included Wells Fargo & Co., a diversified banks company (portfolio average weight of 7.84%), and Citigroup, Inc., a diversified banks company (portfolio average weight of 7.91%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Diversified Banks	41.3
Regional Banks	40.9
Asset Management & Custody Banks	12.0
Consumer Finance	4.0
Thrifts & Mortgage Finance	1.8
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Citigroup, Inc.	8.0
JPMorgan Chase & Co.	8.0
Bank of America Corp.	8.0
U.S. Bancorp	7.9
Wells Fargo & Co.	7.1
Fifth Third Bancorp	4.2
PNC Financial Services Group, Inc. (The)	4.1
Bank of New York Mellon Corp. (The)	4.1
M&T Bank Corp.	4.0
Capital One Financial Corp.	4.0
Total	59.4

*	Excluding money market fund holdings.

6

PowerShares KBW Bank Portfolio (KBWB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
KBW Nasdaq Bank Index	5.00%	7.31%	23.58%	16.75%	116.77%
S&P 500® Financials Sector Index	3.45	7.93	25.72	15.91	109.14
Fund
NAV Return	4.61	6.92	22.23	16.31	112.87
Market Price Return	4.55	6.93	22.25	16.36	113.31

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

KBWD	Manager’s Analysis
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

As an index fund, the PowerShares KBW High Dividend Yield Financial Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Financial Sector Dividend Yield Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of publicly listed financial companies that principally are engaged in the business of providing financial services and products, including banking, insurance and diversified financial services, in the United States and that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index, which is a modified dividend yield-weighted index that seeks to reflect the performance of such companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 5.56%. On a net asset value (“NAV”) basis, the Fund returned 5.46%. During the same time period, the Index returned 5.72%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund.

During this same time period, the S&P 500® Financials Sector Index (the “Benchmark Index”) returned 3.45%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 65 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States financial services equity market. The performance of the Fund differed from the Benchmark Index in part because of stock selection in the asset management & custody banks sub-industry, as well as sub-industry allocation differences.

Relative to the Benchmark Index, the Fund was most overweight in the mortgage REITs sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to investments in the asset management & custody banks sub-industry as well as security selection within the mortgage REITs sub-industry.

For the fiscal year ended October 31, 2016, the mortgage REITs sub-industry contributed most significantly to the Fund’s return, followed by the asset management & custody banks and thrifts & mortgage finance sub-industries, respectively. The trading companies & distributors sub-industry detracted most significantly from the Fund’s return, followed by the property & casualty insurance and investment banking & brokerage sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included PennantPark Investment Corp., an asset management & custody banks company (portfolio average weight of 4.56%), and New Residential Investment Corp. REIT, a mortgage REITs company (portfolio average weight of 3.54%). Positions that detracted most significantly from the Fund’s return included Textainer Group Holdings Ltd., a trading companies & distributors company (portfolio average weight of 1.79%), and Waddell & Reed Financial, Inc., Class A, an asset management & custody banks company (portfolio average weight of 1.66%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Asset Management & Custody Banks	41.4
Mortgage REITs	31.4
Regional Banks	7.6
Investment Banking & Brokerage	7.4
Thrifts & Mortgage Finance	5.7
Property & Casualty Insurance	3.0
Reinsurance	1.5
Consumer Finance	1.5
Trading Companies & Distributors	0.4
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Arlington Asset Investment Corp., Class A	5.9
PennantPark Investment Corp.	4.9
New Residential Investment Corp. REIT	4.6
Resource Capital Corp. REIT	4.4
Agnc Investment Corp. REIT	4.3
ARMOUR Residential REIT, Inc. REIT	4.2
Medley Capital Corp.	4.2
THL Credit, Inc.	4.1
AG Mortgage Investment Trust, Inc. REIT	4.1
Western Asset Mortgage Capital Corp. REIT	4.0
Total	44.7

*	Excluding money market fund holdings.

8

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
KBW Nasdaq Financial Sector Dividend Yield Index	5.72%	3.60%	11.21%	8.68%	51.58%	7.90%	56.74%
S&P 500® Financials Sector Index	3.45	7.93	25.72	14.79	99.28	10.48	80.24
Fund
NAV Return	5.46	3.22	9.99	8.25	48.63	7.46	53.04
Market Price Return	5.56	3.20	9.91	8.21	48.36	7.50	53.37

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 3.08% includes the unitary management fee of 0.35% and acquired fund fees and expenses of 2.73%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

KBWY	Manager’s Analysis
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

As an index fund, the PowerShares KBW Premium Yield Equity REIT Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Premium Yield Equity REIT Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small- and mid-cap equity real estate investment trusts (“REITs”) in the United States that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index, which is a modified-dividend yield-weighted index that seeks to reflect the performance of small- and mid-cap equity REITs in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 15.64%. On a net asset value (“NAV”) basis, the Fund returned 15.68%. During the same time period, the Index returned 16.01%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund.

During this same time period, the Dow Jones U.S. Real Estate Index (the “Benchmark Index”) returned 6.50%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 130 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States REIT market.

Relative to the Benchmark Index, the Fund was most overweight in the diversified real estate activities sub-industry and most underweight in the diversified REITs sub-industry during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight in the Benchmark Index’s biggest detractor, hotel & resort REITs.

For the fiscal year ended October 31, 2016, the health care REITs sub-industry contributed most significantly to the Fund’s return, followed by the diversified REITs and specialized REITs sub-industries. The hotel & resort REITs sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Senior Housing Properties Trust REIT, a health care REITs company (portfolio average weight of 4.33%), and Government Properties Income Trust REIT, an office REITs company (portfolio average weight of 4.58%). Positions that detracted most significantly from the Fund’s return included One Liberty Properties, Inc. REIT, a diversified REITs company (no longer held at fiscal year-end), and CBL & Associates Properties, Inc., a retail REITs company (portfolio average weight of 3.73%).

REIT Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Diversified	29.1
Specialized	20.7
Health Care	20.3
Residential	6.5
Hotel & Resort	6.2
Office	6.2
Retail	5.9
Industrial	5.1
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Geo Group, Inc. (The)	8.2
Corrections Corp. of America	6.5
Gladstone Commercial Corp.	4.4
Global NET Lease, Inc.	4.0
Whitestone	3.8
Investors Real Estate Trust	3.8
New Senior Investment Group, Inc.	3.7
Care Capital Properties, Inc.	3.6
Gaming and Leisure Properties, Inc.	3.6
Independence Realty Trust, Inc.	3.5
Total	45.1

10

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
KBW Nasdaq Premium Yield Equity REIT Index	16.01%	9.17%	30.13%	14.28%	94.89%	11.66%	91.92%
Dow Jones U.S. Real Estate Index	6.50	9.69	31.97	10.71	66.32	10.45	79.91
Fund
NAV Return	15.68	8.80	28.78	13.83	91.13	11.22	87.57
Market Price Return	15.64	8.73	28.53	13.80	90.86	11.26	87.90

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

KBWP	Manager’s Analysis
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

As an index fund, the PowerShares KBW Property & Casualty Insurance Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Property & Casualty Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of property and casualty insurance companies that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index using a modified market capitalization-weighted methodology that seeks to reflect the performance of such property and casualty insurance companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 6.43%. On a net asset value (“NAV”) basis, the Fund returned 6.63%. During the same time period, the Index returned 6.99%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund.

During this same time period, the S&P 500® Property & Casualty Index (the “Benchmark Index”) returned 7.87%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the United States property and casualty market. The performance of the Fund differed from the Benchmark Index in part because of the Fund’s allocation in the multi-line insurance and reinsurance sub-industries.

Relative to the Benchmark Index, the Fund was most overweight in the reinsurance sub-industry and most underweight in the property & casualty insurance sub-industry during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the broader diversification in the Fund relative to the Benchmark Index.

For the fiscal year ended October 31, 2016, the reinsurance sub-industry contributed most significantly to the Fund’s return, followed by the property & casualty insurance and multi-line insurance sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Endurance Specialty Holdings Ltd., a reinsurance company (portfolio average weight of 3.72%), and Cincinnati Financial Corp., a property & casualty insurance company

(portfolio average weight of 6.45%). Positions that detracted most significantly from the Fund’s return included AmTrust Financial Services, Inc., a property & casualty insurance company (portfolio average weight of 3.46%), and XL Group Ltd. (Ireland), a property & casualty insurance company (portfolio average weight of 4.91%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Property & Casualty Insurance	74.3
Reinsurance	16.5
Multi-line Insurance	9.2
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Chubb Ltd.	8.1
Allstate Corp. (The)	8.0
Progressive Corp. (The)	7.8
Cincinnati Financial Corp.	7.4
Travelers Cos., Inc. (The)	7.4
Endurance Specialty Holdings Ltd.	4.9
Everest Re Group Ltd.	4.3
XL Group Ltd.	4.1
RenaissanceRe Holdings Ltd.	4.1
Axis Capital Holdings Ltd.	4.0
Total	60.1

*	Excluding money market fund holdings.

12

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
KBW Nasdaq Property & Casualty Index	6.99%	12.65%	42.96%	18.25%	131.24%	15.38%	132.97%
S&P 500® Property & Casualty Index	7.87	12.57	42.66	17.38	122.83	14.67	124.60
Fund
NAV Return	6.63	12.25	41.43	17.84	127.21	14.96	128.06
Market Price Return	6.43	12.25	41.44	17.84	127.24	14.98	128.28

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

KBWR	Manager’s Analysis
PowerShares KBW Regional Banking Portfolio (KBWR)

As an index fund, the PowerShares KBW Regional Banking Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Nasdaq Regional Banking Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of publicly traded mid-capitalization companies that do business as regional banks and thrifts listed on U.S. stock markets and that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index, which is a modified-market capitalization-weighted index comprised of securities of 50 mid-cap banking companies that are publicly listed in the United States. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 6.14%. On a net asset value (“NAV”) basis, the Fund returned 6.05%. During the same time period, the Index returned 6.43%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund.

During this same time period, the S&P Composite 1500® Commercial Banks Index (the “Benchmark Index”) returned 1.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 80 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the United States commercial banking market.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweighting the regional banks sub-industry and not having an allocation to the diversified banks sub-industry.

For the fiscal year ended October 31, 2016, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the thrifts & mortgage finance sub-industry. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included UMB Financial Corp., a regional banks company (portfolio average weight of 2.02%), and Cullen/Frost Bankers, Inc., a regional banks company (portfolio average weight of 1.76%). Positions that detracted most significantly from the Fund’s return included Bank of the Ozarks, Inc., a regional banks company (portfolio average weight of 2.22%), and Signature Bank, a regional banks company (portfolio average weight of 3.91%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Regional Banks	96.4
Thrifts & Mortgage Finance	3.6
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
East West Bancorp, Inc.	4.1
Signature Bank	4.0
PacWest Bancorp	3.7
Commerce Bancshares, Inc.	3.4
Bank of the Ozarks, Inc.	3.2
Texas Capital Bancshares, Inc.	2.3
F.N.B. Corp.	2.1
Webster Financial Corp.	2.1
Bank of Hawaii Corp.	2.1
Cullen/Frost Bankers, Inc.	2.1
Total	29.1

*	Excluding money market fund holdings.

14

PowerShares KBW Regional Banking Portfolio (KBWR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
KBW Nasdaq Regional Banking Index	6.43%	8.49%	27.69%	16.93%	118.51%
S&P Composite 1500® Commercial Banks Index	1.53	7.69	24.88	16.73	116.66
Fund
NAV Return	6.05	8.09	26.29	16.52	114.80
Market Price Return	6.14	8.10	26.32	16.60	115.56

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

EQAL	Manager’s Analysis
PowerShares Russell 1000 Equal Weight Portfolio (EQAL)

As an index fund, the PowerShares Russell 1000 Equal Weight Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell 1000® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Frank Russell Company (the “Index Provider”) compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Index is composed of all the securities in the Russell 1000® Index (the “Benchmark Index”). The Index Provider equally weights the Index by applying a two-step weighting process. First, the Index Provider separates the component securities of the Russell 1000 into different economic sector groups based on the Russell Global Sectors (the “RGS”) classification system. There are nine economic sectors within the RGS classification system. Next, the Index Provider equally weights those nine sector groups, and then equally weights the individual securities within each of those sector groups. The Index Provider re-weights the Index quarterly and reconstitutes it annually in accordance with this equally-weighted methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 5.62%. On a net asset value (“NAV”) basis, the Fund returned 5.67%. During the same time period, the Index returned 5.97%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund.

During this same time period, the Benchmark Index returned 4.26%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is weighted by market capitalization, whereas the Fund follows the methodology used by the Index.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation in the utilities and materials sectors.

For the fiscal year ended October 31, 2016, the utilities sector contributed most significantly to the Fund’s return, followed by the consumer staples and materials sectors. The health care sector detracted most significantly from the Fund’s return, followed by the energy and consumer discretionary sectors.

Positions that contributed most significantly to the Fund’s return included CONSOL Energy, Inc., an energy company (portfolio average weight of 0.17%), and Keurig Green Mountain, Inc., a consumer staples company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included SunEdison, Inc., an information technology company (no longer held at fiscal year-end), and Cobalt International Energy, Inc., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Information Technology	13.6
Industrials	12.7
Consumer Staples	11.8
Energy	11.0
Health Care	10.5
Consumer Discretionary	10.3
Materials	9.0
Utilities	8.7
Financials	6.5
Real Estate	3.6
Telecommunication Services	2.3
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Level 3 Communications, Inc.	0.3
Reynolds American, Inc.	0.3
ConAgra Foods, Inc.	0.3
Sprouts Farmers Market, Inc.	0.3
Hershey Co. (The)	0.2
Zayo Group Holdings, Inc.	0.2
T-Mobile US, Inc.	0.2
Hain Celestial Group, Inc. (The)	0.2
Blue Buffalo Pet Products, Inc.	0.2
Great Plains Energy, Inc.	0.2
Total	2.4

*	Excluding money market fund holdings.

16

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
Russell 1000® Equal Weight Index	5.97%	2.14%	4.02%
Russell 1000® Index	4.26	3.06	5.75
Fund
NAV Return	5.67	1.90	3.55
Market Price Return	5.62	1.92	3.59

Fund Inception: December 23, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

Schedule of Investments(a)

PowerShares Contrarian Opportunities Portfolio (CNTR)

October 31, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—27.9%
392	AMC Networks, Inc., Class A(b)	$19,181
1,200	American Axle & Manufacturing Holdings, Inc.(b)	21,504
1,122	American Eagle Outfitters, Inc.	19,119
956	American Public Education, Inc.(b)	19,263
380	Asbury Automotive Group, Inc.(b)	19,361
1,000	Ascent Capital Group, Inc., Class A(b)	20,380
426	AutoNation, Inc.(b)	18,689
468	Bed Bath & Beyond, Inc.	18,917
618	Best Buy Co., Inc.	24,046
384	Big Lots, Inc.	16,666
632	BorgWarner, Inc.	22,651
852	Caleres, Inc.	21,309
216	Cavco Industries, Inc.(b)	19,958
256	Children’s Place, Inc. (The)	19,443
652	D.R. Horton, Inc.	18,797
1,528	Dana, Inc.	23,653
392	Dick’s Sporting Goods, Inc.	21,815
1,712	Ford Motor Co.	20,099
1,116	GNC Holdings, Inc., Class A	14,988
586	Hibbett Sports, Inc.(b)	22,766
1,224	Ilg, Inc.	20,049
1,818	K12, Inc.(b)	19,707
478	Kohl’s Corp.	20,912
1,166	Libbey, Inc.	18,668
430	Michael Kors Holdings Ltd.(b)	21,835
904	Movado Group, Inc.	19,933
1,428	Penn National Gaming, Inc.(b)	18,464
332	Scripps Networks Interactive, Inc., Class A	21,368
798	Shoe Carnival, Inc.	20,245
384	Tenneco, Inc.(b)	21,147
704	Urban Outfitters, Inc.(b)	23,549
802	Vitamin Shoppe, Inc.(b)	20,090
408	Williams-Sonoma, Inc.	18,858
304	Wyndham Worldwide Corp.	20,015
1,318	Zumiez, Inc.(b)	29,326

		716,771

	Consumer Staples—4.0%
1,850	Chefs’ Warehouse, Inc. (The)(b)	21,090
1,226	Dean Foods Co.	22,387
258	PriceSmart, Inc.	23,465
4,368	SUPERVALU, Inc.(b)	18,739
426	United Natural Foods, Inc.(b)	17,781

		103,462

	Energy—1.4%
2,130	Atwood Oceanics, Inc.	16,252
1,510	Rowan Cos. PLC, Class A	20,038

		36,290

	Financials—11.5%
148	Affiliated Managers Group, Inc.(b)	19,634
40	Alleghany Corp.(b)	20,648
1,208	Ambac Financial Group, Inc.(b)	22,287
1,354	American Equity Investment Life Holding Co.	24,277
106	Credit Acceptance Corp.(b)	19,514
738	Employers Holdings, Inc.	23,136
1,042	Encore Capital Group, Inc.(b)	20,684
608	Lazard Ltd., Class A	22,168

Number of Shares		Value
	Common Stocks (continued)
	Financials (continued)
1,520	Maiden Holdings Ltd.	$20,748
650	National Interstate Corp.	21,060
782	PRA Group, Inc.(b)	24,946
374	Primerica, Inc.	20,458
782	Walker & Dunlop, Inc.(b)	18,823
2,022	WisdomTree Investments, Inc.	17,349

		295,732

	Health Care—5.0%
670	Air Methods Corp.(b)	17,722
68	Biogen, Inc.(b)	19,052
1,944	Community Health Systems, Inc.(b)	10,264
372	LifePoint Health, Inc.(b)	22,264
360	Magellan Health, Inc.(b)	18,522
570	Team Health Holdings, Inc.(b)	24,425
824	Tenet Healthcare Corp.(b)	16,241

		128,490

	Industrials—28.5%
1,130	Aegion Corp.(b)	20,916
776	Air Lease Corp.	23,482
500	American Railcar Industries, Inc.	18,390
1,212	ArcBest Corp.	24,119
582	Avis Budget Group, Inc.(b)	18,834
480	Barrett Business Services, Inc.	21,518
306	C.H. Robinson Worldwide, Inc.	20,845
626	Chicago Bridge & Iron Co. NV	20,045
688	Colfax Corp.(b)	21,872
780	DigitalGlobe, Inc.(b)	19,578
328	Genesee & Wyoming, Inc., Class A(b)	22,284
892	GP Strategies Corp.(b)	23,058
472	Hertz Global Holdings, Inc.(b)	15,647
522	ICF International, Inc.(b)	24,221
612	Insteel Industries, Inc.	16,463
1,282	Interface, Inc.	20,320
1,204	Kforce, Inc.	20,889
766	MYR Group, Inc.(b)	22,857
370	PACCAR, Inc.	20,320
622	Park-Ohio Holdings Corp.	19,873
856	Quanta Services, Inc.(b)	24,610
340	Regal Beloit Corp.	20,094
1,944	RPX Corp.(b)	18,973
576	Southwest Airlines Co.	23,069
522	Spirit Airlines, Inc.(b)	25,019
1,504	Steelcase, Inc., Class A	20,078
1,134	Swift Transportation Co., Class A(b)	25,379
622	Timken Co. (The)	20,557
908	Trinity Industries, Inc.	19,386
956	TrueBlue, Inc.(b)	16,730
228	Union Pacific Corp.	20,105
450	United Continental Holdings, Inc.(b)	25,303
268	United Rentals, Inc.(b)	20,277
772	USG Corp.(b)	19,439
1,574	Wabash National Corp.(b)	17,708

		732,258

	Information Technology—15.5%
198	Apple, Inc.	22,481
492	Aspen Technology, Inc.(b)	24,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

PowerShares Contrarian Opportunities Portfolio (CNTR) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks (continued)
	Information Technology (continued)
294	Belden, Inc.	$19,054
454	Cardtronics PLC, Class A(b)	22,700
422	Cirrus Logic, Inc.(b)	22,780
658	FARO Technologies, Inc.(b)	22,076
1,006	II-VI, Inc.(b)	27,967
316	InterDigital, Inc.	22,325
250	IPG Photonics Corp.(b)	24,252
912	Juniper Networks, Inc.	24,022
854	NeuStar, Inc., Class A(b)	19,172
2,088	ON Semiconductor Corp.(b)	24,367
708	Rackspace Hosting, Inc.(b)	22,614
390	Rogers Corp.(b)	21,228
384	Synaptics, Inc.(b)	20,014
510	Synchronoss Technologies, Inc.(b)	18,722
254	VeriSign, Inc.(b)	21,341
1,018	Western Union Co. (The)	20,431

		399,772

	Materials—5.5%
248	Kaiser Aluminum Corp.	17,978
1,358	KapStone Paper and Packaging Corp.	24,634
2,566	Mercer International, Inc. (Canada)	20,271
750	Mosaic Co. (The)	17,647
634	PolyOne Corp.	18,532
550	Schweitzer-Mauduit International, Inc.	20,300
466	WestRock Co.	21,525

		140,887

	Real Estate—0.7%
182	Jones Lang LaSalle, Inc.	17,627

	Total Common Stocks (Cost $2,632,040)	2,571,289

	Money Market Fund—0.0%
625	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(c) (Cost $625)	625

	Total Investments (Cost $2,632,665)—100.0%	2,571,914
	Other assets less liabilities—(0.0)%	(16)

	Net Assets—100.0%	$2,571,898

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Schedule of Investments(a)

PowerShares KBW Bank Portfolio (KBWB)

October 31, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Asset Management & Custody Banks—12.0%
402,421	Bank of New York Mellon Corp. (The)	$17,412,756
237,552	Northern Trust Corp.	17,203,516
238,737	State Street Corp.	16,761,725

		51,377,997

	Consumer Finance—4.0%
234,201	Capital One Financial Corp.	17,340,242

	Diversified Banks—41.3%
2,077,937	Bank of America Corp.	34,285,961
702,514	Citigroup, Inc.	34,528,563
191,857	Comerica, Inc.	9,993,831
496,859	JPMorgan Chase & Co.	34,412,454
759,638	U.S. Bancorp	34,001,397
660,197	Wells Fargo & Co.	30,375,664

		177,597,870

	Regional Banks—40.9%
435,560	BB&T Corp.	17,073,952
573,097	Citizens Financial Group, Inc.	15,095,375
831,796	Fifth Third Bancorp	18,099,881
165,310	First Republic Bank	12,304,023
881,649	Huntington Bancshares, Inc.	9,345,480
1,193,891	KeyCorp	16,857,741
141,712	M&T Bank Corp.	17,392,314
343,342	People’s United Financial, Inc.	5,575,874
186,114	PNC Financial Services Group, Inc. (The)	17,792,498
1,384,769	Regions Financial Corp.	14,830,876
380,506	SunTrust Banks, Inc.	17,210,286
57,411	SVB Financial Group(b)	7,019,643
226,285	Zions Bancorporation	7,288,640

		175,886,583

	Thrifts & Mortgage Finance—1.8%
537,346	New York Community Bancorp, Inc.	7,716,289

	Total Common Stocks (Cost $440,531,683)	429,918,981

	Money Market Fund—0.0%
14,760	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(c) (Cost $14,760)	14,760

	Total Investments (Cost $440,546,443)—100.0%	429,933,741
	Other assets less liabilities—0.0%	199,877

	Net Assets—100.0%	$430,133,618

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Schedule of Investments(a)

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Asset Management & Custody Banks—41.4%
1,320,487	Apollo Investment Corp.	$7,804,078
481,355	Ares Capital Corp.(b)	7,364,732
920,092	Arlington Asset Investment Corp., Class A	13,138,914
290,250	Artisan Partners Asset Management, Inc., Class A	7,546,500
79,269	Federated Investors, Inc., Class B	2,140,263
549,572	Hercules Capital, Inc.	7,534,632
1,220,563	Medley Capital Corp.	9,203,045
214,102	NorthStar Asset Management Group, Inc.	2,933,197
1,436,810	PennantPark Investment Corp.	10,819,179
990,821	THL Credit, Inc.	9,125,461
367,723	Triangle Capital Corp.	7,067,636
439,841	Waddell & Reed Financial, Inc., Class A	6,914,301

		91,591,938

	Consumer Finance—1.5%
255,958	Navient Corp.	3,271,143

	Investment Banking & Brokerage—7.4%
688,154	BGC Partners, Inc., Class A	5,911,243
282,872	Greenhill & Co., Inc.	6,633,349
298,448	Virtu Financial, Inc., Class A	3,820,134

		16,364,726

	Mortgage REITs—31.4%
583,277	AG Mortgage Investment Trust, Inc. REIT	9,058,292
477,860	Agnc Investment Corp. REIT	9,585,871
412,328	Altisource Residential Corp. REIT	4,152,143
414,903	ARMOUR Residential REIT, Inc. REIT	9,405,851
559,579	Chimera Investment Corp. REIT	8,768,603
728,135	New Residential Investment Corp. REIT	10,164,765
777,437	Resource Capital Corp. REIT	9,632,444
872,161	Western Asset Mortgage Capital Corp. REIT	8,834,991

		69,602,960

	Property & Casualty Insurance—3.0%
69,560	Mercury General Corp.	3,788,933
167,728	Old Republic International Corp.	2,827,894

		6,616,827

	Regional Banks—7.6%
88,177	PacWest Bancorp	3,826,000
212,964	People’s United Financial, Inc.	3,458,535
94,597	Trustmark Corp.	2,618,445
196,309	Umpqua Holdings Corp.	2,999,602
390,753	Valley National Bancorp	3,852,825

		16,755,407

	Reinsurance—1.5%
242,832	Maiden Holdings Ltd.	3,314,657

	Thrifts & Mortgage Finance—5.7%
206,002	Northwest Bancshares, Inc.	3,242,472
224,166	Oritani Financial Corp.	3,508,198
425,831	TrustCo Bank Corp. NY	2,980,817
202,820	United Financial Bancorp, Inc.	2,983,482

		12,714,969

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Trading Companies & Distributors—0.4%
125,570	Textainer Group Holdings Ltd.	$954,332

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $220,259,472)-99.9%	221,186,959

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.6%
5,775,408	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(c)(d) (Cost $5,775,408)	5,775,408

	Total Investments (Cost $226,034,880)—102.5%	226,962,367
	Other assets less liabilities—(2.5)%	(5,583,241)

	Net Assets—100.0%	$221,379,126

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2016.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Schedule of Investments(a)

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

October 31, 2016

Number of Shares		Value
	Real Estate Investment Trusts—100.0%
	Diversified—29.1%
377,555	Armada Hoffler Properties, Inc.	$5,070,564
461,427	Gladstone Commercial Corp.	8,236,472
1,027,212	Global NET Lease, Inc.	7,611,641
468,021	Gramercy Property Trust	4,315,154
1,175,505	Investors Real Estate Trust	7,135,315
582,134	Lexington Realty Trust	5,902,839
397,396	Spirit Realty Capital, Inc.	4,732,986
501,987	VEREIT, Inc.	4,718,678
541,162	Whitestone	7,197,454

		54,921,103

	Health Care—20.3%
252,661	Care Capital Properties, Inc.	6,713,203
289,022	Community Healthcare Trust, Inc.	6,468,312
393,251	Medical Properties Trust, Inc.	5,481,919
675,229	New Senior Investment Group, Inc.	7,035,886
257,910	Sabra Health Care REIT, Inc.	6,009,303
311,543	Senior Housing Properties Trust	6,626,520

		38,335,143

	Hotel & Resort—6.2%
984,775	Ashford Hospitality Trust, Inc.	5,721,543
218,712	Hospitality Properties Trust	5,983,960

		11,705,503

	Industrial—5.1%
325,447	Monmouth Real Estate Investment Corp.	4,448,860
224,710	STAG Industrial, Inc., Class A	5,184,060

		9,632,920

	Office—6.2%
480,171	Franklin Street Properties Corp.	5,555,579
315,774	Government Properties Income Trust	6,043,914

		11,599,493

	Residential—6.5%
803,572	Independence Realty Trust, Inc.	6,693,755
421,475	Preferred Apartment Communities, Inc., Class A	5,487,604

		12,181,359

	Retail—5.9%
518,822	CBL & Associates Properties, Inc.	5,551,396
527,939	Washington Prime Group, Inc.	5,538,080

		11,089,476

	Specialized—20.7%
848,360	Corrections Corp. of America	12,258,802
62,395	EPR Properties	4,537,365
204,392	Gaming and Leisure Properties, Inc.	6,710,189
645,265	Geo Group, Inc. (The)	15,460,549

		38,966,905

	Total Investments (Cost $191,952,120)—100.0%	188,431,902
	Other assets less liabilities—(0.0)%	(6,603)

	Net Assets—100.0%	$188,425,299

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Schedule of Investments(a)

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

October 31, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Multi-line Insurance—9.2%
33,945	American Financial Group, Inc.	$2,528,902
28,486	Assurant, Inc.	2,293,693
25,517	Kemper Corp.	958,163

		5,780,758

	Property & Casualty Insurance—74.3%
43,590	Allied World Assurance Co. Holdings AG	1,873,498
73,984	Allstate Corp. (The)	5,023,514
85,170	AmTrust Financial Services, Inc.	2,247,636
31,517	Arch Capital Group Ltd. (Bermuda)(b)	2,457,380
30,045	Aspen Insurance Holdings Ltd. (Bermuda)	1,449,671
44,856	Axis Capital Holdings Ltd.	2,555,446
40,195	Chubb Ltd.	5,104,765
66,164	Cincinnati Financial Corp.	4,683,088
21,331	Hanover Insurance Group, Inc. (The)	1,625,209
27,574	Mercury General Corp.	1,501,956
26,551	ProAssurance Corp.	1,415,168
156,693	Progressive Corp. (The)	4,937,396
21,855	RLI Corp.	1,218,198
28,850	Selective Insurance Group, Inc.	1,066,008
42,978	Travelers Cos., Inc. (The)	4,649,360
42,967	W.R. Berkley Corp.	2,453,416
74,524	XL Group Ltd. (Ireland)	2,585,983

		46,847,692

	Reinsurance—16.5%
33,724	Endurance Specialty Holdings Ltd.	3,100,922
13,191	Everest Re Group Ltd.	2,684,632
20,564	RenaissanceRe Holdings Ltd. (Bermuda)	2,555,900
40,091	Validus Holdings Ltd.	2,048,650

		10,390,104

	Total Common Stocks (Cost $61,689,153)	63,018,554

	Money Market Fund—0.0%
9,857	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(c) (Cost $9,857)	9,857

	Total Investments (Cost $61,699,010)—100.0%	63,028,411
	Other assets less liabilities—(0.0)%	(18,805)

	Net Assets—100.0%	$63,009,606

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

This Fund has holdings greater than 10% of net assets in the following country:

Bermuda	10.3%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Schedule of Investments(a)

PowerShares KBW Regional Banking Portfolio (KBWR)

October 31, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Regional Banks—96.4%
138,237	Associated Banc-Corp.	$2,806,211
110,146	BancorpSouth, Inc.	2,588,431
38,183	Bank of Hawaii Corp.	2,869,452
118,435	Bank of the Ozarks, Inc.	4,377,358
85,306	BankUnited, Inc.	2,485,817
39,825	BOK Financial Corp.	2,828,371
115,750	Boston Private Financial Holdings, Inc.	1,522,112
97,839	Brookline Bancorp, Inc.	1,252,339
87,289	Cathay General Bancorp	2,614,306
20,820	City Holding Co.	1,088,261
80,540	Columbia Banking System, Inc.	2,659,431
94,418	Commerce Bancshares, Inc.	4,703,905
57,799	Community Bank System, Inc.	2,722,911
37,734	Cullen/Frost Bankers, Inc.	2,867,407
149,787	CVB Financial Corp.	2,513,426
140,853	East West Bancorp, Inc.	5,565,102
220,233	F.N.B. Corp.	2,878,445
123,417	First Commonwealth Financial Corp.	1,253,917
85,975	First Financial Bancorp	1,848,463
74,893	First Financial Bankshares, Inc.	2,711,127
178,321	First Horizon National Corp.	2,747,927
112,825	First Midwest Bancorp, Inc.	2,178,651
190,236	Fulton Financial Corp.	2,834,516
91,601	Glacier Bancorp, Inc.	2,588,644
84,304	Hancock Holding Co.	2,828,399
39,880	IBERIABANK Corp.	2,618,122
223,885	Investors Bancorp, Inc.	2,744,830
70,000	MB Financial, Inc.	2,547,300
187,314	Old National Bancorp	2,753,516
117,717	PacWest Bancorp	5,107,741
21,271	Park National Corp.	2,061,798
48,377	Pinnacle Financial Partners, Inc.	2,496,253
69,767	Popular, Inc.	2,532,542
49,441	Prosperity Bancshares, Inc.	2,742,492
48,444	S&T Bancorp, Inc.	1,520,657
45,040	Signature Bank(b)	5,430,022
82,907	Synovus Financial Corp.	2,741,734
187,206	TCF Financial Corp.	2,677,046
52,363	Texas Capital Bancshares, Inc.(b)	3,105,126
93,826	Trustmark Corp.	2,597,104
45,110	UMB Financial Corp.	2,799,076
167,027	Umpqua Holdings Corp.	2,552,173
69,610	United Bankshares, Inc.	2,624,297
284,510	Valley National Bancorp	2,805,269
71,206	Webster Financial Corp.	2,876,722
35,565	Westamerica Bancorp.	1,762,601
71,756	Western Alliance Bancorp(b)	2,680,804
49,345	Wintrust Financial Corp.	2,662,163

		131,774,317

	Thrifts & Mortgage Finance—3.6%
91,806	Provident Financial Services, Inc.	2,083,078
103,804	Washington Federal, Inc.	2,828,659

		4,911,737

	Total Common Stocks (Cost $126,494,489)	136,686,054

Number of Shares		Value
	Money Market Fund—0.1%
130,098	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(c) (Cost $130,098)	$130,098

	Total Investments (Cost $126,624,587)—100.1%	136,816,152
	Other assets less liabilities—(0.1)%	(134,161)

	Net Assets—100.0%	$136,681,991

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Schedule of Investments(a)

PowerShares Russell 1000 Equal Weight Portfolio (EQAL)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—10.3%
231	Adient PLC(b)	$10,513
537	Advance Auto Parts, Inc.	75,223
104	Amazon.com, Inc.(b)	82,141
1,584	AMC Networks, Inc., Class A(b)	77,505
2,152	Aramark	80,119
1,703	AutoNation, Inc.(b)	74,711
109	AutoZone, Inc.(b)	80,895
1,919	Bed Bath & Beyond, Inc.	77,566
2,114	Best Buy Co., Inc.	82,256
2,350	BorgWarner, Inc.	84,224
1,548	Brinker International, Inc.	76,224
1,640	Brunswick Corp.	71,340
973	Burlington Stores, Inc.(b)	72,917
1,546	Cabela’s, Inc.(b)	95,249
145	Cable One, Inc.	83,627
2,371	CalAtlantic Group, Inc.	76,631
1,513	CarMax, Inc.(b)	75,559
1,670	Carnival Corp.	81,997
902	Carter’s, Inc.	77,879
1,555	CBS Corp., Class B	88,044
291	Charter Communications, Inc., Class A(b)	72,718
192	Chipotle Mexican Grill, Inc.(b)	69,266
1,799	Choice Hotels International, Inc.	87,162
2,115	Cinemark Holdings, Inc.	84,177
13,382	Clear Channel Outdoor Holdings, Inc., Class A	76,946
2,272	Coach, Inc.	81,542
1,219	Comcast Corp., Class A	75,359
1,694	CST Brands, Inc.	81,346
2,701	D.R. Horton, Inc.	77,870
1,311	Darden Restaurants, Inc.	84,940
1,184	Delphi Automotive PLC (United Kingdom)	77,043
1,343	Dick’s Sporting Goods, Inc.	74,738
1,388	Dillard’s, Inc., Class A	85,084
3,073	Discovery Communications, Inc., Class A(b)	80,236
1,486	DISH Network Corp., Class A(b)	87,020
1,126	Dollar General Corp.	77,795
1,006	Dollar Tree, Inc.(b)	76,003
529	Domino’s Pizza, Inc.	89,528
1,613	Dunkin’ Brands Group, Inc.	78,005
717	Expedia, Inc., Class A	92,658
5,709	Extended Stay America, Inc.	81,639
1,189	Foot Locker, Inc.	79,390
6,756	Ford Motor Co.	79,315
2,947	GameStop Corp., Class A	70,875
3,633	Gap, Inc. (The)	100,234
1,650	Garmin Ltd.	79,794
2,561	General Motors Co.	80,928
4,628	Gentex Corp.	78,259
808	Genuine Parts Co.	73,197
2,539	Goodyear Tire & Rubber Co. (The)	73,707
168	Graham Holdings Co., Class B	79,800
22,175	Groupon, Inc., Class A(b)	88,478
3,558	H&R Block, Inc.	81,727
3,157	Hanesbrands, Inc.	81,135
1,552	Harley-Davidson, Inc.	88,495
977	Harman International Industries, Inc.	77,877

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
1,012	Hasbro, Inc.	$84,411
3,516	Hilton Worldwide Holdings, Inc.	79,462
638	Home Depot, Inc. (The)	77,842
1,659	Hyatt Hotels Corp., Class A(b)	84,261
3,275	International Game Technology PLC	94,058
3,645	Interpublic Group of Cos., Inc. (The)	81,612
8,476	J.C. Penney Co., Inc.(b)	72,809
1,625	John Wiley & Sons, Inc., Class A	83,850
4,478	Kate Spade & Co.(b)	75,006
1,898	Kohl’s Corp.	83,038
1,107	L Brands, Inc.	79,914
1,427	Las Vegas Sands Corp.	82,595
677	Lear Corp.	83,122
1,671	Leggett & Platt, Inc.	76,665
1,897	Lennar Corp., Class A	79,086
1,109	Liberty Broadband Corp., Class C(b)	73,915
4,038	Liberty Interactive Corp. QVC Group, Series A(b)	74,663
2,442	Liberty Media Corp.-Liberty SiriusXM, Class C(b)	81,050
2,038	Liberty Ventures, Series A(b)	81,316
3,970	Lions Gate Entertainment Corp.	80,829
2,942	Live Nation Entertainment, Inc.(b)	81,405
2,285	LKQ Corp.(b)	73,760
1,128	Lowe’s Cos., Inc.	75,181
1,257	Lululemon Athletica, Inc.(b)	71,963
2,209	Macy’s, Inc.	80,606
474	Madison Square Garden Co. (The), Class A(b)	78,442
1,205	Marriott International, Inc., Class A	82,784
2,578	Mattel, Inc.	81,284
697	McDonald’s Corp.	78,461
3,169	MGM Resorts International(b)	82,933
1,676	Michael Kors Holdings Ltd.(b)	85,107
3,352	Michaels Cos., Inc. (The)(b)	77,934
395	Mohawk Industries, Inc.(b)	72,799
1,106	Murphy USA, Inc.(b)	76,071
832	Netflix, Inc.(b)	103,892
1,545	Newell Brands, Inc.	74,191
5,803	News Corp., Class A	70,332
1,462	NIKE, Inc., Class B	73,363
1,564	Nordstrom, Inc.	81,328
2,153	Norwegian Cruise Line Holdings Ltd.(b)	83,687
54	NVR, Inc.(b)	82,242
948	Omnicom Group, Inc.	75,669
283	O’Reilly Automotive, Inc.(b)	74,837
423	Panera Bread Co., Class A(b)	80,691
1,664	Penske Automotive Group, Inc.	74,464
1,078	Polaris Industries, Inc.	82,586
845	Pool Corp.	78,230
60	Priceline Group, Inc. (The)(b)	88,454
4,074	PulteGroup, Inc.	75,776
757	PVH Corp.	80,984
826	Ralph Lauren Corp., Class A	81,031
3,746	Regal Entertainment Group, Class A	80,576
1,259	Ross Stores, Inc.	78,738
1,089	Royal Caribbean Cruises Ltd.	83,711

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
2,880	Sally Beauty Holdings, Inc.(b)	$74,707
1,302	Scripps Networks Interactive, Inc., Class A	83,797
3,026	Service Corp. International	77,466
2,377	ServiceMaster Global Holdings, Inc.(b)	85,073
1,085	Signet Jewelers Ltd.	88,167
19,465	Sirius XM Holdings, Inc.(b)	81,169
1,494	Six Flags Entertainment Corp.	83,141
3,652	Skechers U.S.A., Inc., Class A(b)	76,802
9,680	Staples, Inc.	71,632
1,490	Starbucks Corp.	79,074
2,576	Starz, Class A(b)	81,041
1,185	Target Corp.	81,445
3,805	TEGNA, Inc.	74,654
1,088	Tempur Sealy International, Inc.(b)	58,828
390	Tesla Motors, Inc.(b)	77,115
941	Thor Industries, Inc.	74,631
1,125	Tiffany & Co.	82,598
1,035	Time Warner, Inc.	92,105
1,078	TJX Cos., Inc. (The)	79,503
2,759	Toll Brothers, Inc.(b)	75,707
1,175	Tractor Supply Co.	73,590
2,283	Tribune Media Co., Class A	74,426
1,262	TripAdvisor, Inc., Class A(b)	81,374
1,260	Tupperware Brands Corp.	74,995
3,348	Twenty-First Century Fox, Inc., Class A	87,952
336	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	81,762
2,069	Under Armour, Inc., Class A(b)	64,346
2,301	Urban Outfitters, Inc.(b)	76,968
523	Vail Resorts, Inc.	83,387
1,434	VF Corp.	77,737
2,282	Viacom, Inc., Class B	85,712
2,035	Vista Outdoor, Inc.(b)	78,693
1,128	Visteon Corp.	79,648
886	Walt Disney Co. (The)	82,123
7,487	Wendy’s Co. (The)	81,159
492	Whirlpool Corp.	73,711
1,606	Williams-Sonoma, Inc.	74,229
1,200	Wyndham Worldwide Corp.	79,008
806	Wynn Resorts Ltd.	76,207
902	Yum! Brands, Inc.	77,825

		11,885,429

	Consumer Staples—11.8%
3,986	Altria Group, Inc.	263,554
6,150	Archer-Daniels-Midland Co.	267,955
10,779	Blue Buffalo Pet Products, Inc.(b)	270,768
5,351	Brown-Forman Corp., Class B	247,056
4,256	Bunge Ltd.	263,914
4,622	Campbell Soup Co.	251,159
2,233	Casey’s General Stores, Inc.	252,307
5,383	Church & Dwight Co., Inc.	259,784
2,054	Clorox Co. (The)	246,521
6,064	Coca-Cola Co. (The)	257,114
3,437	Colgate-Palmolive Co.	245,264
5,955	ConAgra Foods, Inc.	286,912
1,523	Constellation Brands, Inc., Class A	254,524
539	Costco Wholesale Corp.	79,702

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
3,453	Coty, Inc., Class A	$79,384
2,790	CVS Health Corp.	234,639
2,787	Dr Pepper Snapple Group, Inc.	244,671
3,349	Edgewell Personal Care Co.(b)	252,515
5,519	Energizer Holdings, Inc.	256,689
906	Estee Lauder Cos., Inc. (The), Class A	78,940
17,055	Flowers Foods, Inc.(c)	264,694
4,037	General Mills, Inc.	250,213
7,446	Hain Celestial Group, Inc. (The)(b)	270,811
4,214	Herbalife Ltd.(b)	255,705
2,726	Hershey Co. (The)	279,306
6,739	Hormel Foods Corp.	259,451
1,989	Ingredion, Inc.	260,897
1,890	JM Smucker Co. (The)	248,176
3,262	Kellogg Co.	245,074
2,054	Kimberly-Clark Corp.	234,998
2,890	Kraft Heinz Co. (The)	257,065
8,625	Kroger Co. (The)	267,202
2,645	McCormick & Co., Inc.	253,576
3,354	Mead Johnson Nutrition Co.	250,779
2,397	Molson Coors Brewing Co., Class B	248,833
5,972	Mondelez International, Inc., Class A	268,382
1,710	Monster Beverage Corp.(b)	246,821
3,975	Nu Skin Enterprises, Inc., Class A	245,059
2,349	PepsiCo, Inc.	251,813
2,541	Philip Morris International, Inc.	245,054
12,353	Pilgrim’s Pride Corp.	269,789
5,202	Pinnacle Foods, Inc.	267,487
3,277	Post Holdings, Inc.(b)	249,806
2,920	Procter & Gamble Co. (The)	253,456
5,390	Reynolds American, Inc.	296,881
31,252	Rite Aid Corp.(b)	209,701
1,903	Spectrum Brands Holdings, Inc.	257,362
12,791	Sprouts Farmers Market, Inc.(b)	283,321
5,242	Sysco Corp.	252,245
3,014	TreeHouse Foods, Inc.(b)	263,665
3,336	Tyson Foods, Inc., Class A	236,356
11,006	US Foods Holding Corp.(b)	248,736
3,188	Walgreens Boots Alliance, Inc.	263,743
1,116	Wal-Mart Stores, Inc.	78,142
4,604	WhiteWave Foods Co. (The)(b)	250,872
9,051	Whole Foods Market, Inc.	256,053

		13,634,896

	Energy—11.0%
3,212	Anadarko Petroleum Corp.	190,921
7,295	Antero Resources Corp.(b)	193,099
3,149	Apache Corp.	187,303
3,901	Baker Hughes, Inc.	216,115
7,703	Cabot Oil & Gas Corp.	160,839
4,441	Cheniere Energy, Inc.(b)	167,426
30,083	Chesapeake Energy Corp.(b)	165,757
1,895	Chevron Corp.	198,501
1,532	Cimarex Energy Co.	197,827
1,527	Concho Resources, Inc.(b)	193,837
4,750	ConocoPhillips	206,388
10,255	CONSOL Energy, Inc.	173,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
4,341	Continental Resources, Inc.(b)	$212,318
4,886	Devon Energy Corp.	185,131
11,708	Diamond Offshore Drilling, Inc.	193,065
2,114	Diamondback Energy, Inc.(b)	192,987
3,646	Dril-Quip, Inc.(b)	173,185
3,680	Energen Corp.	184,478
25,814	Ensco PLC, Class A	201,866
2,113	EOG Resources, Inc.	191,057
2,730	EQT Corp.	180,180
2,254	Exxon Mobil Corp.	187,803
6,831	FMC Technologies, Inc.(b)	220,436
15,540	Frank’s International NV(c)	174,825
7,134	Gulfport Energy Corp.(b)	172,001
4,573	Halliburton Co.	210,358
3,292	Helmerich & Payne, Inc.	207,758
4,003	Hess Corp.	192,024
7,865	HollyFrontier Corp.	196,232
8,580	Kinder Morgan, Inc.	175,289
33,046	Kosmos Energy Ltd.(b)	172,170
16,809	Laredo Petroleum, Inc.(b)	200,363
13,322	Marathon Oil Corp.	175,584
4,475	Marathon Petroleum Corp.	195,065
7,210	Murphy Oil Corp.	186,523
18,871	Nabors Industries Ltd.	224,565
5,608	National Oilwell Varco, Inc.	180,017
4,742	Newfield Exploration Co.(b)	192,478
34,131	Noble Corp. PLC (United Kingdom)	168,607
5,645	Noble Energy, Inc.	194,583
2,730	Occidental Petroleum Corp.	199,044
7,553	Oceaneering International, Inc.	179,761
3,838	ONEOK, Inc.	185,874
6,028	Parsley Energy, Inc., Class A(b)	198,321
10,193	Patterson-UTI Energy, Inc.	229,139
8,356	PBF Energy, Inc., Class A	182,161
2,360	Phillips 66	191,514
1,085	Pioneer Natural Resources Co.	194,237
10,551	QEP Resources, Inc.	169,555
5,072	Range Resources Corp.	171,383
7,491	Rice Energy, Inc.(b)	165,476
14,034	Rowan Cos. PLC, Class A	186,231
12,005	RPC, Inc.(b)	207,326
2,484	Schlumberger Ltd.	194,323
5,738	SM Energy Co.	192,969
14,273	Southwestern Energy Co.(b)	148,297
4,516	Spectra Energy Corp.	188,814
13,112	Superior Energy Services, Inc.	185,666
3,992	Targa Resources Corp.	175,249
2,262	Tesoro Corp.	192,202
19,897	Transocean Ltd.(b)(c)	191,210
3,401	Valero Energy Corp.	201,475
35,964	Weatherford International PLC(b)	173,347
25,920	Whiting Petroleum Corp.(b)	213,581
6,112	Williams Cos., Inc. (The)	178,470
4,094	World Fuel Services Corp.	164,784
16,208	WPX Energy, Inc.(b)	176,019

		12,629,211

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials—6.5%
379	Affiliated Managers Group, Inc.(b)	$50,278
743	Aflac, Inc.	51,170
2,729	Agnc Investment Corp. REIT	54,744
101	Alleghany Corp.(b)	52,137
1,336	Allied World Assurance Co. Holdings AG	57,421
787	Allstate Corp. (The)	53,437
2,819	Ally Financial, Inc.	50,939
837	American Express Co.	55,594
729	American Financial Group, Inc.	54,310
921	American International Group, Inc.	56,826
448	American National Insurance Co.	52,488
548	Ameriprise Financial, Inc.	48,438
2,068	AmTrust Financial Services, Inc.	54,575
4,952	Annaly Capital Management, Inc. REIT	51,303
477	Aon PLC	52,866
668	Arch Capital Group Ltd. (Bermuda)(b)	52,084
1,066	Arthur J. Gallagher & Co.	51,413
2,015	Artisan Partners Asset Management, Inc., Class A	52,390
1,169	Aspen Insurance Holdings Ltd. (Bermuda)	56,404
2,798	Associated Banc-Corp.	56,799
600	Assurant, Inc.	48,312
2,029	Assured Guaranty Ltd.	60,647
987	Axis Capital Holdings Ltd.	56,229
3,533	Bank of America Corp.	58,295
747	Bank of Hawaii Corp.	56,137
1,366	Bank of New York Mellon Corp. (The)	59,107
1,800	BankUnited, Inc.	52,452
1,445	BB&T Corp.	56,644
370	Berkshire Hathaway, Inc., Class B(b)	53,391
153	BlackRock, Inc.	52,210
806	BOK Financial Corp.	57,242
1,441	Brown & Brown, Inc.	53,115
749	Capital One Financial Corp.	55,456
808	CBOE Holdings, Inc.	51,074
1,753	Charles Schwab Corp. (The)	55,570
3,244	Chimera Investment Corp. REIT	50,833
434	Chubb Ltd.	55,118
718	Cincinnati Financial Corp.	50,820
1,524	CIT Group, Inc.	55,367
1,166	Citigroup, Inc.	57,309
2,216	Citizens Financial Group, Inc.	58,369
515	CME Group, Inc., Class A	51,552
1,633	CNA Financial Corp.	59,719
1,167	Comerica, Inc.	60,789
1,109	Commerce Bancshares, Inc.	55,250
277	Credit Acceptance Corp.(b)	50,996
783	Cullen/Frost Bankers, Inc.	59,500
941	Discover Financial Services	53,007
2,350	Donnelley Financial Solutions, Inc.(b)	50,408
1,920	E*TRADE Financial Corp.(b)	54,067
1,490	East West Bancorp, Inc.	58,870
1,393	Eaton Vance Corp.	48,839
822	Endurance Specialty Holdings Ltd.	75,583
532	Erie Indemnity Co., Class A	54,471
281	Everest Re Group Ltd.	57,189

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
333	FactSet Research Systems, Inc.	$51,522
1,812	Federated Investors, Inc., Class B	48,924
2,609	Fifth Third Bancorp	56,772
1,353	First American Financial Corp.	52,848
2,012	First Hawaiian, Inc.(b)	54,887
3,614	First Horizon National Corp.	55,692
699	First Republic Bank	52,027
1,451	FNF Group	52,105
1,558	Franklin Resources, Inc.	52,442
335	Goldman Sachs Group, Inc. (The)	59,710
719	Hanover Insurance Group, Inc. (The)	54,781
1,265	Hartford Financial Services Group, Inc. (The)	55,799
5,543	Huntington Bancshares, Inc.	58,756
1,526	Interactive Brokers Group, Inc., Class A	50,648
195	Intercontinental Exchange, Inc.	52,726
1,754	Invesco Ltd.(d)	49,270
814	JPMorgan Chase & Co.	56,378
4,445	KeyCorp	62,763
1,494	Lazard Ltd., Class A	54,471
1,620	Legg Mason, Inc.	46,526
2,882	Leucadia National Corp.	53,807
1,173	Lincoln National Corp.	57,583
1,339	Loews Corp.	57,617
1,860	LPL Financial Holdings, Inc.	57,586
466	M&T Bank Corp.	57,192
63	Markel Corp.(b)	55,278
312	MarketAxess Holdings, Inc.	47,037
803	Marsh & McLennan Cos., Inc.	50,902
982	Mercury General Corp.	53,490
1,239	MetLife, Inc.	58,183
7,179	MFA Financial, Inc. REIT	52,478
486	Moody’s Corp.	48,853
1,723	Morgan Stanley	57,841
691	Morningstar, Inc.	48,805
633	MSCI, Inc.	50,760
791	Nasdaq, Inc.	50,600
3,726	Navient Corp.	47,618
3,721	New York Community Bancorp, Inc.	53,434
801	Northern Trust Corp.	58,008
4,262	NorthStar Asset Management Group, Inc.	58,389
3,021	Old Republic International Corp.	50,934
1,733	OneMain Holdings, Inc.(b)	49,113
1,272	PacWest Bancorp	55,192
3,446	People’s United Financial, Inc.	55,963
613	PNC Financial Services Group, Inc. (The)	58,603
1,404	Popular, Inc.	50,965
1,073	Principal Financial Group, Inc.	58,586
1,031	ProAssurance Corp.	54,952
1,719	Progressive Corp. (The)	54,166
665	Prudential Financial, Inc.	56,385
943	Raymond James Financial, Inc.	56,693
5,558	Regions Financial Corp.	59,526
495	Reinsurance Group of America, Inc.	53,391
449	RenaissanceRe Holdings Ltd. (Bermuda)	55,806
429	S&P Global, Inc.	52,274
4,497	Santander Consumer USA Holdings, Inc.(b)	54,863

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,175	SEI Investments Co.	$52,088
464	Signature Bank(b)	55,940
7,258	SLM Corp.(b)	51,169
2,339	Starwood Property Trust, Inc. REIT	52,019
765	State Street Corp.	53,711
1,249	SunTrust Banks, Inc.	56,492
508	SVB Financial Group(b)	62,113
1,937	Synchrony Financial	55,379
1,697	Synovus Financial Corp.	56,120
823	T. Rowe Price Group, Inc.	52,680
3,799	TCF Financial Corp.	54,326
1,655	TD Ameritrade Holding Corp.	56,618
3,013	TFS Financial Corp.	53,692
1,312	Thomson Reuters Corp.	51,706
847	Torchmark Corp.	53,708
470	Travelers Cos., Inc. (The)	50,845
6,087	Two Harbors Investment Corp. REIT	50,705
1,260	U.S. Bancorp	56,398
1,549	Unum Group	54,835
1,082	Validus Holdings Ltd.	55,290
1,901	Voya Financial, Inc.	58,076
930	W.R. Berkley Corp.	53,103
1,195	Wells Fargo & Co.	54,982
1,458	Western Alliance Bancorp(b)	54,471
68	White Mountains Insurance Group Ltd.	56,421
1,604	XL Group Ltd. (Ireland)	55,659
1,769	Zions Bancorporation	56,979

		7,516,998

	Health Care—10.5%
3,034	Abbott Laboratories	119,054
1,993	AbbVie, Inc.	111,170
996	ABIOMED, Inc.(b)	104,570
2,666	Acadia Healthcare Co., Inc.(b)	95,869
3,649	ACADIA Pharmaceuticals, Inc.(b)	85,058
1,109	Aetna, Inc.	119,051
2,751	Agilent Technologies, Inc.	119,861
2,358	Agios Pharmaceuticals, Inc.(b)	112,807
4,631	Akorn, Inc.(b)	110,912
2,946	Alere, Inc.(b)	131,627
1,018	Alexion Pharmaceuticals, Inc.(b)	132,849
1,362	Align Technology, Inc.(b)	117,023
2,579	Alkermes PLC(b)	130,007
538	Allergan PLC(b)	112,410
9,838	Allscripts Healthcare Solutions, Inc.(b)	118,154
1,646	Alnylam Pharmaceuticals, Inc.(b)	58,598
1,545	AmerisourceBergen Corp.	108,644
747	Amgen, Inc.	105,447
1,970	AmSurg Corp.(b)	117,708
1,016	Anthem, Inc.	123,810
1,033	athenahealth, Inc.(b)	106,730
2,719	Baxter International, Inc.	129,397
720	Becton, Dickinson and Co.	120,895
429	Biogen, Inc.(b)	120,197
1,330	BioMarin Pharmaceutical, Inc.(b)	107,092
795	Bio-Rad Laboratories, Inc., Class A(b)	125,674
1,177	Bio-Techne Corp.	122,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
5,426	Boston Scientific Corp.(b)	$119,372
2,303	Bristol-Myers Squibb Co.	117,246
7,411	Brookdale Senior Living, Inc.(b)	106,941
5,678	Bruker Corp.	116,342
561	C.R. Bard, Inc.	121,557
1,645	Cardinal Health, Inc.	112,995
1,196	Celgene Corp.(b)	122,207
1,857	Centene Corp.(b)	116,025
2,072	Cerner Corp.(b)	121,378
1,534	Charles River Laboratories International, Inc.(b)	116,400
979	Cigna Corp.	116,335
722	Cooper Cos., Inc. (The)	127,101
1,654	Danaher Corp.	129,922
1,935	DaVita, Inc.(b)	113,430
2,162	DENTSPLY Sirona, Inc.	124,466
1,371	DexCom, Inc.(b)	107,267
1,065	Edwards Lifesciences Corp.(b)	101,409
1,585	Eli Lilly & Co.	117,036
5,711	Endo International PLC(b)	107,081
5,930	Envision Healthcare Holdings, Inc.(b)	117,295
1,817	Express Scripts Holding Co.(b)	122,466
1,625	Gilead Sciences, Inc.	119,649
1,714	HCA Holdings, Inc.(b)	131,172
789	Henry Schein, Inc.(b)	117,719
2,099	Hill-Rom Holdings, Inc.	116,306
3,313	Hologic, Inc.(b)	119,301
726	Humana, Inc.	124,531
1,130	IDEXX Laboratories, Inc.(b)	121,068
715	Illumina, Inc.(b)	97,340
1,445	Incyte Corp.(b)	125,672
8,099	Inovalon Holdings, Inc., Class A(b)	110,146
745	Intercept Pharmaceuticals, Inc.(b)	92,186
4,679	Intrexon Corp.(b)	122,122
179	Intuitive Surgical, Inc.(b)	120,302
3,497	Ionis Pharmaceuticals, Inc.(b)	90,852
1,080	Johnson & Johnson	125,269
3,845	Juno Therapeutics, Inc.(b)	93,395
930	Laboratory Corp. of America Holdings(b)	116,566
2,200	LifePoint Health, Inc.(b)	131,670
1,807	Mallinckrodt PLC(b)	107,083
768	McKesson Corp.	97,667
1,978	MEDNAX, Inc.(b)	121,153
1,480	Medtronic PLC	121,390
2,060	Merck & Co., Inc.	120,963
254	Mettler-Toledo International, Inc.(b)	102,636
3,111	Mylan NV(b)	113,552
2,405	Neurocrine Biosciences, Inc.(b)	105,267
11,489	OPKO Health, Inc.(b)(c)	108,226
4,312	Patheon NV(b)	109,482
2,804	Patterson Cos., Inc.	119,759
2,293	PerkinElmer, Inc.	116,691
1,333	Perrigo Co. PLC	110,892
3,804	Pfizer, Inc.	120,625
4,006	Premier, Inc., Class A(b)	127,551
4,741	QIAGEN NV(b)	115,586
1,519	Quest Diagnostics, Inc.	123,707

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
1,616	Quintiles IMS Holdings, Inc.(b)	$115,932
315	Regeneron Pharmaceuticals, Inc.(b)	108,681
1,995	ResMed, Inc.	119,241
2,273	Seattle Genetics, Inc.(b)	117,514
1,613	St. Jude Medical, Inc.	125,556
1,092	Stryker Corp.	125,962
760	Teleflex, Inc.	108,779
5,930	Tenet Healthcare Corp.(b)	116,880
811	Thermo Fisher Scientific, Inc.	119,241
1,059	United Therapeutics Corp.(b)	127,154
913	UnitedHealth Group, Inc.	129,034
1,061	Universal Health Services, Inc., Class B	128,073
1,298	Varian Medical Systems, Inc.(b)	117,768
1,916	VCA, Inc.(b)	117,757
3,103	Veeva Systems, Inc., Class A(b)	120,552
1,445	Vertex Pharmaceuticals, Inc.(b)	109,618
4,562	VWR Corp.(b)	125,501
651	Waters Corp.(b)	90,580
1,104	WellCare Health Plans, Inc.(b)	125,315
1,747	West Pharmaceutical Services, Inc.	132,824
1,004	Zimmer Biomet Holdings, Inc.	105,822
2,477	Zoetis, Inc.	118,401

		12,144,962

	Industrials—12.7%
621	3M Co.	102,651
2,115	A.O. Smith Corp.	95,535
726	Acuity Brands, Inc.	162,312
3,605	AECOM(b)	100,399
2,220	AGCO Corp.	113,398
3,784	Air Lease Corp.	114,504
1,574	Alaska Air Group, Inc.	113,674
1,515	Allegion PLC	96,718
3,750	Allison Transmission Holdings, Inc.	109,838
251	AMERCO	80,920
2,894	American Airlines Group, Inc.	117,496
2,188	AMETEK, Inc.	96,491
6,564	Arconic, Inc.	188,518
4,637	Armstrong World Industries, Inc.(b)	173,888
2,265	Avis Budget Group, Inc.(b)	73,295
2,065	B/E Aerospace, Inc.	122,909
796	Boeing Co. (The)	113,374
2,666	BWX Technologies, Inc.	104,561
1,481	C.H. Robinson Worldwide, Inc.	100,886
1,019	Carlisle Cos., Inc.	106,842
1,258	Caterpillar, Inc.	104,993
3,884	Chicago Bridge & Iron Co. NV	124,366
917	Cintas Corp.	97,816
2,246	Clean Harbors, Inc.(b)	106,281
3,575	Colfax Corp.(b)	113,649
1,205	Copa Holdings SA, Class A (Panama)	111,137
1,924	Copart, Inc.(b)	100,952
6,834	Covanta Holding Corp.	102,510
1,671	Crane Co.	113,645
3,519	CSX Corp.	107,365
859	Cummins, Inc.	109,797
1,256	Deere & Co.	110,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
2,653	Delta Air Lines, Inc.	$110,816
2,818	Donaldson Co., Inc.	102,913
1,494	Dover Corp.	99,934
395	Dun & Bradstreet Corp. (The)	49,316
1,641	Eaton Corp. PLC	104,647
2,008	Emerson Electric Co.	101,765
402	Equifax, Inc.	49,836
2,022	Expeditors International of Washington, Inc.	104,072
4,710	Fastenal Co.	183,596
618	FedEx Corp.	107,730
2,272	Flowserve Corp.	96,219
2,111	Fluor Corp.	109,751
2,015	Fortive Corp.	102,866
1,372	Fortune Brands Home & Security, Inc.	74,952
666	General Dynamics Corp.	100,393
3,481	General Electric Co.	101,297
1,569	Genesee & Wyoming, Inc., Class A(b)	106,598
1,424	Graco, Inc.	106,658
3,315	HD Supply Holdings, Inc.(b)	109,395
1,512	HEICO Corp.	102,151
3,249	Herc Holdings, Inc.(b)	97,762
1,944	Hertz Global Holdings, Inc.(b)	64,444
4,355	Hexcel Corp.	198,109
903	Honeywell International, Inc.	99,041
979	Hubbell, Inc.	102,325
672	Huntington Ingalls Industries, Inc.	108,434
1,126	IDEX Corp.	97,331
879	Illinois Tool Works, Inc.	99,828
2,847	Ingersoll-Rand PLC	191,575
3,001	ITT, Inc.	105,695
1,329	J.B. Hunt Transport Services, Inc.	108,460
2,056	Jacobs Engineering Group, Inc.(b)	106,049
6,007	JetBlue Airways Corp.(b)	105,002
2,310	Johnson Controls International PLC	93,139
1,131	Kansas City Southern	99,257
1,880	KAR Auction Services, Inc.	80,050
7,244	KBR, Inc.	107,284
1,752	Kirby Corp.(b)	103,280
677	L-3 Communications Holdings, Inc.	92,708
1,575	Landstar System, Inc.	112,061
1,203	Lennox International, Inc.	175,506
1,675	Lincoln Electric Holdings, Inc.	110,265
427	Lockheed Martin Corp.	105,204
3,285	LSC Communications, Inc.(b)	79,628
1,254	Macquarie Infrastructure Corp.	102,590
6,378	Manitowoc Foodservice, Inc.(b)	96,372
1,473	ManpowerGroup, Inc.	113,126
5,460	Masco Corp.	168,605
831	Middleby Corp. (The)(b)	93,163
1,455	MSC Industrial Direct Co., Inc., Class A	105,924
1,518	Nielsen Holdings PLC	68,340
1,056	Nordson Corp.	105,737
1,101	Norfolk Southern Corp.	102,393
475	Northrop Grumman Corp.	108,775
1,553	Old Dominion Freight Line, Inc.(b)	115,978
1,357	Orbital ATK, Inc.	100,907

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
1,944	Oshkosh Corp.	$104,004
3,532	Owens Corning	172,291
1,815	PACCAR, Inc.	99,680
845	Parker-Hannifin Corp.	103,724
1,698	Pentair PLC (United Kingdom)	93,611
5,894	Pitney Bowes, Inc.	105,149
3,878	Quanta Services, Inc.(b)	111,493
746	Raytheon Co.	101,911
1,813	Regal Beloit Corp.	107,148
2,056	Republic Services, Inc.	108,207
2,731	Robert Half International, Inc.	102,194
902	Rockwell Automation, Inc.	107,987
1,217	Rockwell Collins, Inc.	102,617
3,619	Rollins, Inc.	111,538
576	Roper Technologies, Inc.	99,827
4,256	RR Donnelley & Sons Co.	75,544
1,625	Ryder System, Inc.	112,759
694	Snap-on, Inc.	106,945
9,374	SolarCity Corp.(b)	183,730
2,705	Southwest Airlines Co.	108,335
2,359	Spirit AeroSystems Holdings, Inc., Class A(b)	118,799
2,479	Spirit Airlines, Inc.(b)	118,818
848	Stanley Black & Decker, Inc.	96,536
1,294	Stericycle, Inc.(b)	103,636
4,428	Terex Corp.	105,741
2,631	Textron, Inc.	105,451
5,625	Timken Co. (The)	185,906
2,199	Toro Co. (The)	105,288
359	TransDigm Group, Inc.	97,813
1,617	TransUnion(b)	50,515
4,367	Trinity Industries, Inc.	93,235
1,097	Union Pacific Corp.	96,733
2,068	United Continental Holdings, Inc.(b)	116,284
942	United Parcel Service, Inc., Class B	101,510
1,426	United Rentals, Inc.(b)	107,891
1,015	United Technologies Corp.	103,733
7,308	USG Corp.(b)	184,015
1,459	Valmont Industries, Inc.	186,679
1,278	Verisk Analytics, Inc.(b)	104,221
475	W.W. Grainger, Inc.	98,857
738	WABCO Holdings, Inc.(b)	72,664
1,334	Wabtec Corp.	103,132
1,630	Waste Management, Inc.	107,026
1,346	Watsco, Inc.	184,792
1,782	WESCO International, Inc.(b)	96,584
1,999	Xylem, Inc.	96,612

		14,702,042

	Information Technology—13.6%
898	Accenture PLC, Class A	104,383
2,669	Activision Blizzard, Inc.	115,221
1,079	Adobe Systems, Inc.(b)	116,003
2,248	Akamai Technologies, Inc.(b)	156,169
255	Alliance Data Systems Corp.	52,140
155	Alphabet, Inc., Class C(b)	121,604
2,031	Amdocs Ltd.	118,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
1,831	Amphenol Corp., Class A	$120,718
1,848	Analog Devices, Inc.	118,457
1,285	ANSYS, Inc.(b)	117,385
1,040	Apple, Inc.	118,082
3,989	Applied Materials, Inc.	116,000
1,368	Arista Networks, Inc.(b)	115,938
4,163	ARRIS International PLC(b)	115,648
1,872	Arrow Electronics, Inc.(b)	114,417
3,972	Atlassian Corp. PLC, Class A (Australia)(b)	106,688
1,643	Autodesk, Inc.(b)	118,756
1,172	Automatic Data Processing, Inc.	102,034
2,918	Avnet, Inc.	122,410
2,939	Black Knight Financial Services, Inc., Class A(b)	115,650
3,295	Booz Allen Hamilton Holding Corp.	100,399
696	Broadcom Ltd. (Singapore)	118,515
786	Broadridge Financial Solutions, Inc.	50,823
12,891	Brocade Communications Systems, Inc.	136,645
3,620	CA, Inc.	111,279
4,703	Cadence Design Systems, Inc.(b)	120,303
2,056	CDK Global, Inc.	112,278
2,583	CDW Corp.	116,002
3,751	Cisco Systems, Inc.	115,081
1,384	Citrix Systems, Inc.(b)	117,363
2,266	Cognex Corp.	116,926
2,174	Cognizant Technology Solutions Corp., Class A(b)	111,635
7,502	CommerceHub, Inc., Series C(b)	112,905
3,878	CommScope Holding, Inc.(b)	118,473
2,269	Computer Sciences Corp.	123,547
1,353	CoreLogic, Inc.(b)	57,584
5,069	Corning, Inc.	115,117
471	CoStar Group, Inc.(b)	88,133
4,657	Cree, Inc.(b)	103,851
4,394	CSRA, Inc.	110,245
10,062	Cypress Semiconductor Corp.	100,318
2,471	Dell Technologies, Inc., Class V(b)	121,301
2,175	Dolby Laboratories, Inc., Class A	103,508
1,001	DST Systems, Inc.	96,256
2,537	eBay, Inc.(b)	72,330
2,843	EchoStar Corp., Class A(b)	132,882
1,384	Electronic Arts, Inc.(b)	108,672
661	Euronet Worldwide, Inc.(b)	52,583
967	F5 Networks, Inc.(b)	133,649
917	Facebook, Inc., Class A(b)	120,118
698	Fidelity National Information Services, Inc.	51,596
7,997	FireEye, Inc.(b)	92,925
4,082	First Data Corp., Class A(b)	57,107
4,797	First Solar, Inc.(b)	194,231
538	Fiserv, Inc.(b)	52,982
4,900	Fitbit, Inc., Class A(b)(c)	64,974
310	FleetCor Technologies, Inc.(b)	54,343
3,276	FLIR Systems, Inc.	107,846
3,275	Fortinet, Inc.(b)	104,996
1,328	Gartner, Inc.(b)	114,261
4,450	Genpact Ltd.(b)	102,305
712	Global Payments, Inc.	51,634

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
3,448	GoDaddy, Inc., Class A(b)	$123,404
1,972	Guidewire Software, Inc.(b)	113,291
1,288	Harris Corp.	114,902
5,160	Hewlett Packard Enterprise Co.	115,945
7,707	HP, Inc.	111,674
1,890	IAC/InterActiveCorp.	121,792
3,431	Ingram Micro, Inc., Class A	127,633
3,179	Intel Corp.	110,852
751	International Business Machines Corp.	115,421
1,075	Intuit, Inc.	116,895
1,427	IPG Photonics Corp.(b)	138,433
5,388	Jabil Circuit, Inc.	114,980
625	Jack Henry & Associates, Inc.	50,637
4,915	Juniper Networks, Inc.	129,461
3,345	Keysight Technologies, Inc.(b)	109,716
1,693	KLA-Tencor Corp.	127,161
1,277	Lam Research Corp.	123,690
2,710	Leidos Holdings, Inc.	112,655
3,020	Lexmark International, Inc., Class A	119,864
2,000	Linear Technology Corp.	120,120
618	LinkedIn Corp., Class A(b)	117,173
2,027	Manhattan Associates, Inc.(b)	102,647
9,025	Marvell Technology Group Ltd. (Bermuda)	117,596
534	MasterCard, Inc., Class A	57,149
6,676	Match Group, Inc., Class A(b)	120,569
3,011	Maxim Integrated Products, Inc.	119,326
1,925	Microchip Technology, Inc.	116,559
6,563	Micron Technology, Inc.(b)	112,621
2,035	Microsoft Corp.	121,937
1,548	Motorola Solutions, Inc.	112,354
3,662	National Instruments Corp.	102,866
3,707	NCR Corp.(b)	129,930
3,347	NetApp, Inc.	113,597
1,078	NetSuite, Inc.(b)	100,383
8,139	Nuance Communications, Inc.(b)	114,109
1,781	NVIDIA Corp.	126,736
10,021	ON Semiconductor Corp.(b)	116,945
3,006	Oracle Corp.	115,490
783	Palo Alto Networks, Inc.(b)	120,449
5,727	Pandora Media, Inc.(b)	64,887
1,727	Paychex, Inc.	95,330
1,310	PayPal Holdings, Inc.(b)	54,575
2,664	PTC, Inc.(b)	126,380
2,167	Qorvo, Inc.(b)	120,594
1,872	QUALCOMM, Inc.	128,644
3,740	Rackspace Hosting, Inc.(b)	119,456
1,489	Red Hat, Inc.(b)	115,323
4,285	Sabre Corp.	110,682
1,692	salesforce.com, inc.(b)	127,171
1,490	ServiceNow, Inc.(b)	130,986
1,603	Skyworks Solutions, Inc.	123,335
2,012	Splunk, Inc.(b)	121,102
4,578	Square, Inc., Class A(b)	51,274
3,636	SS&C Technologies Holdings, Inc.	116,097
21,542	SunPower Corp.(b)(c)	155,964
4,701	Symantec Corp.	117,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
1,984	Synopsys, Inc.(b)	$117,671
2,159	Tableau Software, Inc., Class A(b)	103,740
3,890	Teradata Corp.(b)	104,874
5,576	Teradyne, Inc.	129,865
1,705	Texas Instruments, Inc.	120,799
1,144	Total System Services, Inc.	57,063
3,697	Trimble, Inc.(b)	102,185
1,732	Twilio, Inc., Class A(b)	59,096
4,985	Twitter, Inc.(b)	89,481
694	Tyler Technologies, Inc.(b)	111,318
562	Ultimate Software Group, Inc. (The)(b)	118,576
966	Vantiv, Inc., Class A(b)	56,376
7,404	VeriFone Systems, Inc.(b)	114,614
1,508	VeriSign, Inc.(b)	126,702
8,500	Versum Materials, Inc.(b)	192,950
655	Visa, Inc., Class A	54,044
1,609	VMware, Inc., Class A(b)	126,467
2,007	Western Digital Corp.	117,289
2,661	Western Union Co. (The)	53,406
518	WEX, Inc.(b)	56,514
1,311	Workday, Inc., Class A(b)	113,637
10,378	Xerox Corp.	101,393
2,216	Xilinx, Inc.	112,728
2,725	Yahoo!, Inc.(b)	113,224
2,834	Yelp, Inc., Class A(b)	92,558
1,514	Zebra Technologies Corp., Class A(b)	99,682
1,516	Zillow Group, Inc., Class C(b)	50,574
41,032	Zynga, Inc., Class A(b)	115,300

		15,682,890

	Materials—9.0%
10,411	Advansix, Inc.(b)	166,160
1,380	Air Products & Chemicals, Inc.	184,120
2,295	Albemarle Corp.	191,747
2,447	AptarGroup, Inc.	174,814
1,620	Ashland Global Holdings, Inc.	181,003
1,342	Avery Dennison Corp.	93,658
6,791	Axalta Coating Systems Ltd.(b)	170,590
2,387	Ball Corp.	183,966
3,757	Bemis Co., Inc.	183,041
4,164	Berry Plastics Group, Inc.(b)	182,175
3,635	Cabot Corp.	189,529
2,984	Celanese Corp., Series A	217,593
8,302	CF Industries Holdings, Inc.	199,331
2,626	Compass Minerals International, Inc.	188,678
3,390	Crown Holdings, Inc.(b)	183,907
5,204	Domtar Corp.	187,084
3,619	Dow Chemical Co. (The)	194,738
2,826	E.I. du Pont de Nemours & Co.	194,401
2,491	Eagle Materials, Inc.	201,696
2,903	Eastman Chemical Co.	208,755
1,633	Ecolab, Inc.	186,440
3,929	FMC Corp.	184,231
18,623	Freeport-McMoRan, Inc.	208,205
13,719	Graphic Packaging Holding Co.	171,488
12,246	Huntsman Corp.	207,570
1,348	International Flavors & Fragrances, Inc.	176,291

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
4,002	International Paper Co.	$180,210
2,446	LyondellBasell Industries NV, Class A	194,579
1,069	Martin Marietta Materials, Inc.	198,171
1,915	Monsanto Co.	192,975
7,923	Mosaic Co. (The)	186,428
453	NewMarket Corp.	181,612
4,937	Newmont Mining Corp.	182,866
3,879	Nucor Corp.	189,489
10,618	Owens-Illinois, Inc.(b)	204,927
2,355	Packaging Corp. of America	194,288
22,956	Platform Specialty Products Corp.(b)	167,349
1,907	PPG Industries, Inc.	177,599
1,626	Praxair, Inc.	190,340
2,639	Reliance Steel & Aluminum Co.	181,510
2,437	Royal Gold, Inc.	167,714
3,585	RPM International, Inc.	170,431
2,288	Scotts Miracle-Gro Co. (The), Class A	201,550
4,107	Sealed Air Corp.	187,402
696	Sherwin-Williams Co. (The)	170,423
3,798	Silgan Holdings, Inc.	193,508
3,605	Sonoco Products Co.	181,295
7,389	Southern Copper Corp. (Peru)	209,774
7,482	Steel Dynamics, Inc.	205,456
14,467	Tahoe Resources, Inc.	174,472
9,890	United States Steel Corp.	191,273
1,792	Valspar Corp. (The)	178,483
1,714	Vulcan Materials Co.	194,025
2,664	W.R. Grace & Co.	178,381
3,766	Westlake Chemical Corp.	195,041
3,995	WestRock Co.	184,529

		10,417,311

	Real Estate—3.6%
477	Alexandria Real Estate Equities, Inc. REIT	51,425
1,057	American Campus Communities, Inc. REIT	55,080
2,492	American Homes 4 Rent, Class A REIT	52,606
477	American Tower Corp. REIT	55,900
1,149	Apartment Investment & Management Co., Class A REIT	50,636
2,914	Apple Hospitality REIT, Inc. REIT	52,539
294	AvalonBay Communities, Inc. REIT	50,327
388	Boston Properties, Inc. REIT	46,746
3,439	Brandywine Realty Trust REIT	53,304
1,896	Brixmor Property Group, Inc. REIT	48,196
625	Camden Property Trust REIT	50,900
1,885	Care Capital Properties, Inc. REIT	50,084
1,908	CBRE Group, Inc., Class A(b)	49,150
2,382	Columbia Property Trust, Inc. REIT	50,213
1,668	Communications Sales & Leasing, Inc. REIT	47,421
1,882	Corporate Office Properties Trust REIT	50,231
3,651	Corrections Corp. of America REIT	52,757
566	Crown Castle International Corp. REIT	51,500
1,926	CubeSmart REIT	50,211
1,115	CyrusOne, Inc. REIT	49,740
1,102	DCT Industrial Trust, Inc. REIT	51,518
3,058	DDR Corp. REIT	46,757
556	Digital Realty Trust, Inc. REIT	51,947

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
1,447	Douglas Emmett, Inc. REIT	$52,815
1,973	Duke Realty Corp. REIT	51,594
2,532	Empire State Realty Trust, Inc., Class A REIT	49,551
673	EPR Properties REIT	48,941
153	Equinix, Inc. REIT	54,664
1,756	Equity Commonwealth REIT(b)	53,049
691	Equity LifeStyle Properties, Inc. REIT	52,405
1,730	Equity One, Inc. REIT	49,305
834	Equity Residential REIT	51,500
241	Essex Property Trust, Inc. REIT	51,596
664	Extra Space Storage, Inc. REIT	48,572
344	Federal Realty Investment Trust REIT	49,959
2,308	Forest City Realty Trust, Inc., Class A REIT	49,830
1,604	Gaming and Leisure Properties, Inc. REIT	52,659
1,908	General Growth Properties, Inc. REIT	47,605
1,389	HCP, Inc. REIT	47,573
1,628	Healthcare Trust of America, Inc., Class A REIT	49,817
1,029	Highwoods Properties, Inc. REIT	51,069
1,832	Hospitality Properties Trust REIT	50,124
3,433	Host Hotels & Resorts, Inc. REIT	53,143
473	Howard Hughes Corp. (The)(b)	51,950
1,426	Iron Mountain, Inc. REIT	48,099
470	Jones Lang LaSalle, Inc.	45,520
792	Kilroy Realty Corp. REIT	56,889
1,815	Kimco Realty Corp. REIT	48,297
829	Lamar Advertising Co., Class A REIT	52,600
1,309	Liberty Property Trust REIT	52,923
577	Life Storage, Inc. REIT	46,535
655	Macerich Co. (The) REIT	46,361
561	Mid-America Apartment Communities, Inc. REIT	52,033
1,037	National Retail Properties, Inc. REIT	47,308
4,222	NorthStar Realty Finance Corp. REIT	61,303
1,485	OMEGA Healthcare Investors, Inc. REIT	47,268
2,346	Outfront Media, Inc. REIT	50,462
3,213	Paramount Group, Inc. REIT	49,962
2,482	Piedmont Office Realty Trust, Inc., Class A REIT	50,831
799	Post Properties, Inc. REIT	52,566
1,002	Prologis, Inc. REIT	52,264
246	Public Storage REIT	52,575
2,013	Rayonier, Inc. REIT	53,989
2,096	Realogy Holdings Corp.	47,977
795	Realty Income Corp. REIT	47,096
692	Regency Centers Corp. REIT	49,872
3,201	Retail Properties of America, Inc., Class A REIT	49,840
2,339	Senior Housing Properties Trust REIT	49,751
256	Simon Property Group, Inc. REIT	47,606
483	SL Green Realty Corp. REIT	47,440
3,994	Spirit Realty Capital, Inc. REIT	47,569
1,806	STORE Capital Corp. REIT	49,286
663	Sun Communities, Inc. REIT	51,005
1,360	Tanger Factory Outlet Centers, Inc. REIT	47,328
717	Taubman Centers, Inc. REIT	51,954

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
1,471	UDR, Inc. REIT	$51,441
747	Ventas, Inc. REIT	50,609
5,225	VEREIT, Inc. REIT	49,115
528	Vornado Realty Trust REIT	48,988
1,359	Weingarten Realty Investors REIT	49,209
716	Welltower, Inc. REIT	49,067
1,705	Weyerhaeuser Co. REIT	51,031
813	WP Carey, Inc. REIT	49,382

		4,190,260

	Telecommunication Services—2.3%
6,086	AT&T, Inc.	223,904
9,426	CenturyLink, Inc.	250,543
58,125	Frontier Communications Corp.	233,662
5,485	Level 3 Communications, Inc.(b)	307,983
1,060	SBA Communications Corp., Class A(b)	120,077
38,306	Sprint Corp.(b)	235,965
9,504	Telephone & Data Systems, Inc.	245,583
5,492	T-Mobile US, Inc.(b)	273,117
7,093	United States Cellular Corp.(b)	248,610
4,808	Verizon Communications, Inc.	231,265
8,635	Zayo Group Holdings, Inc.(b)	277,874

		2,648,583

	Utilities—8.7%
19,286	AES Corp. (The)	226,996
6,359	Alliant Energy Corp.	241,960
4,991	Ameren Corp.	249,300
3,941	American Electric Power Co., Inc.	255,534
3,392	American Water Works Co., Inc.	251,144
8,087	Aqua America, Inc.	248,271
3,328	Atmos Energy Corp.	247,570
5,906	Avangrid, Inc.	232,755
19,178	Calpine Corp.(b)	228,218
10,822	CenterPoint Energy, Inc.	246,742
5,974	CMS Energy Corp.	251,804
3,244	Consolidated Edison, Inc.	245,084
3,333	Dominion Resources, Inc.	250,642
2,716	DTE Energy Co.	260,763
3,173	Duke Energy Corp.	253,903
3,480	Edison International	255,710
3,171	Entergy Corp.	233,639
4,660	Eversource Energy	256,580
7,556	Exelon Corp.	257,433
7,671	FirstEnergy Corp.	263,039
9,499	Great Plains Energy, Inc.	270,151
8,421	Hawaiian Electric Industries, Inc.	248,419
10,183	MDU Resources Group, Inc.	266,896
4,639	National Fuel Gas Co.	242,991
1,991	NextEra Energy, Inc.	254,848
10,214	NiSource, Inc.	237,578
23,060	NRG Energy, Inc.	245,128
7,953	OGE Energy Corp.	246,861
4,108	PG&E Corp.	255,189
3,289	Pinnacle West Capital Corp.	250,392
7,162	PPL Corp.	245,943
5,896	Public Service Enterprise Group, Inc.	248,104

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares Russell 1000 Equal Weight Portfolio (EQAL) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
3,488	SCANA Corp.	$255,880
2,336	Sempra Energy	250,186
4,894	Southern Co. (The)	252,384
5,516	UGI Corp.	255,336
5,039	Vectren Corp.	253,512
4,190	WEC Energy Group, Inc.	250,227
4,565	Westar Energy, Inc.	261,666
6,095	Xcel Energy, Inc.	253,247

		10,002,025

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $120,653,224)—100.0%	115,454,607

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.6%
764,975	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(e)(f) (Cost $764,975)	764,975

	Total Investments (Cost $121,418,199)—100.6%	116,219,582
	Other assets less liabilities—(0.6)%	(735,890)

	Net Assets—100.0%	$115,483,692

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2016.
(d)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

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Statements of Assets and Liabilities

October 31, 2016

	PowerShares Contrarian Opportunities Portfolio (CNTR)	PowerShares KBW Bank Portfolio (KBWB)	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)
Assets:
Unaffiliated investments, at value(a)	$2,571,289	$429,918,981	$221,186,959	$188,431,902
Affiliated investments, at value	625	14,760	5,775,408	—

Total investments, at value	2,571,914	429,933,741	226,962,367	188,431,902
Receivables:
Dividends	463	333,610	347,984	1,022,370
Shares sold	—	7,740,481	—	—
Securities lending	—	—	2,576	—

Total Assets	2,572,377	438,007,832	227,312,927	189,454,272

Liabilities:
Due to custodian	—	398	92,743	422,265
Payables:
Investments purchased	—	7,740,348	—	544,830
Collateral upon return of securities loaned	—	—	5,775,408	—
Accrued unitary management fees	479	133,468	65,650	61,878

Total Liabilities	479	7,874,214	5,933,801	1,028,973

Net Assets	$2,571,898	$430,133,618	$221,379,126	$188,425,299

Net Assets Consist of:
Shares of beneficial interest	$2,954,110	$442,458,942	$282,650,725	$202,574,885
Undistributed net investment income	5,319	929,039	—	—
Undistributed net realized gain (loss)	(326,780)	(2,641,661)	(62,199,086)	(10,629,368)
Net unrealized appreciation (depreciation)	(60,751)	(10,612,702)	927,487	(3,520,218)

Net Assets	$2,571,898	$430,133,618	$221,379,126	$188,425,299

Shares outstanding (unlimited amount authorized, $0.01 par value)	100,001	11,200,000	10,300,000	5,550,000
Net asset value	$25.72	$38.40	$21.49	$33.95

Market price	$25.72	$38.44	$21.51	$33.95

Unaffiliated investments, at cost	$2,632,040	$440,531,683	$220,259,472	$191,952,120

Affiliated investments, at cost	$625	$14,760	$5,775,408	$—

Total investments, at cost	$2,632,665	$440,546,443	$226,034,880	$191,952,120

(a) Includes securities on loan with an aggregate value of:	$—	$—	$5,522,734	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	PowerShares KBW Regional Banking Portfolio (KBWR)	PowerShares Russell 1000 Equal Weight Portfolio (EQAL)

$63,018,554	$136,686,054	$115,405,337
9,857	130,098	814,245

63,028,411	136,816,152	116,219,582

3	26,778	72,304
—	6,613,646	1,267,948
—	—	—

63,028,414	143,456,576	117,559,834

—	—	22,279

—	6,736,923	1,270,318
—	—	764,975
18,808	37,662	18,570

18,808	6,774,585	2,076,142

$63,009,606	$136,681,991	$115,483,692

$61,975,927	$127,970,923	$126,930,181
198,579	258,588	251,668
(494,301)	(1,739,085)	(6,499,540)
1,329,401	10,191,565	(5,198,617)

$63,009,606	$136,681,991	$115,483,692

1,250,000	3,100,000	4,550,001
$50.41	$44.09	$25.38

$50.44	$44.15	$25.41

$61,689,153	$126,494,489	$120,595,480

$9,857	$130,098	$822,719

$61,699,010	$126,624,587	$121,418,199

$—	$—	$722,374

37

Statements of Operations

For the year ended October 31, 2016

	PowerShares Contrarian Opportunities Portfolio (CNTR)	PowerShares KBW Bank Portfolio (KBWB)	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)
Investment Income:
Unaffiliated dividend income	$20,576	$9,206,590	$16,585,999	$6,957,195
Affiliated dividend income	—	643	709	840
Securities lending income	—	—	2,576	—
Foreign withholding tax	(18)	—	—	(2)

Total Income	20,558	9,207,233	16,589,284	6,958,033

Expenses:
Unitary management fees	7,129	1,416,555	744,143	538,219

Less: Waivers	—	(376)	(413)	(476)

Net Expenses	7,129	1,416,179	743,730	537,743

Net Investment Income	13,429	7,791,054	15,845,554	6,420,290

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(136,047)	(8,012,092)	(34,149,558)	(12,901,071)
In-kind redemptions	70,800	(4,612,085)	(1,376,399)	14,268,448

Net realized gain (loss)	(65,247)	(12,624,177)	(35,525,957)	1,367,377

Net change in unrealized appreciation (depreciation) on investment securities	25,231	10,087,559	19,019,996	2,720,795

Net realized and unrealized gain (loss)	(40,016)	(2,536,618)	(16,505,961)	4,088,172

Net increase (decrease) in net assets resulting from operations	$(26,587)	$5,254,436	$(660,407)	$10,508,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	PowerShares KBW Regional Banking Portfolio (KBWR)	PowerShares Russell 1000 Equal Weight Portfolio (EQAL)

$1,990,443	$2,333,048	$1,806,384
137	168	1,776
—	—	—
—	—	(5,048)

1,990,580	2,333,216	1,803,112

269,600	331,845	189,451

(75)	(98)	(115)

269,525	331,747	189,336

1,721,055	2,001,469	1,613,776

(799,581)	(1,822,213)	(6,458,501)
4,669,299	1,229,866	4,423,643

3,869,718	(592,347)	(2,034,858)

(1,722,440)	9,554,208	4,409,245

2,147,278	8,961,861	2,374,387

$3,868,333	$10,963,330	$3,988,163

39

Statements of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	PowerShares Contrarian Opportunities Portfolio (CNTR)		PowerShares KBW Bank Portfolio (KBWB)
	2016	2015	2016	2015
Operations:
Net investment income	$13,429	$33,474	$7,791,054	$5,875,975
Net realized gain (loss)	(65,247)	211,270	(12,624,177)	16,481,773
Net change in unrealized appreciation (depreciation)	25,231	(329,165)	10,087,559	(28,464,427)

Net increase (decrease) in net assets resulting from operations	(26,587)	(84,421)	5,254,436	(6,106,679)

Distributions to Shareholders from:
Net investment income	(11,962)	(40,081)	(8,225,074)	(5,033,214)
Net realized gains	—	(3,828)	—	(133,000)
Return of capital	—	—	—	—

Total distributions to shareholders	(11,962)	(43,909)	(8,225,074)	(5,166,214)

Shareholder Transactions:
Proceeds from shares sold	1,320,326	2,727,373	792,589,249	497,643,837
Value of shares repurchased	(1,239,458)	(4,015,559)	(919,116,603)	(216,274,911)

Net increase (decrease) in net assets resulting from shares transactions	80,868	(1,288,186)	(126,527,354)	281,368,926

Increase (Decrease) in Net Assets	42,319	(1,416,516)	(129,497,992)	270,096,033

Net Assets:
Beginning of year	2,529,579	3,946,095	559,631,610	289,535,577

End of year	$2,571,898	$2,529,579	$430,133,618	$559,631,610

Undistributed net investment income at end of year	$5,319	$2,450	$929,039	$1,363,059

Changes in Shares Outstanding:
Shares sold	50,000	100,000	22,400,000	12,800,000
Shares repurchased	(50,000)	(150,000)	(26,150,000)	(5,650,000)
Shares outstanding, beginning of year	100,001	150,001	14,950,000	7,800,000

Shares outstanding, end of year	100,001	100,001	11,200,000	14,950,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)		PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)		PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)
2016	2015	2016	2015	2016	2015

$15,845,554	$21,332,310	$6,420,290	$4,217,177	$1,721,055	$313,880
(35,525,957)	(17,698,330)	1,367,377	2,446,600	3,869,718	2,104,417
19,019,996	(24,246,761)	2,720,795	(10,376,305)	(1,722,440)	1,568,196

(660,407)	(20,612,781)	10,508,462	(3,712,528)	3,868,333	3,986,493

(18,056,090)	(22,592,480)	(10,877,502)	(6,050,718)	(1,590,127)	(279,184)
—	—	—	—	(84,880)	(25,369)
(1,310,772)	(929,525)	—	—	—	—

(19,366,862)	(23,522,005)	(10,877,502)	(6,050,718)	(1,675,007)	(304,553)

98,967,320	103,911,321	201,750,993	45,313,904	53,368,691	93,296,692
(135,253,331)	(54,341,384)	(123,235,903)	(23,374,221)	(79,380,432)	(20,469,263)

(36,286,011)	49,569,937	78,515,090	21,939,683	(26,011,741)	72,827,429

(56,313,280)	5,435,151	78,146,050	12,176,437	(23,818,415)	76,509,369

277,692,406	272,257,255	110,279,249	98,102,812	86,828,021	10,318,652

$221,379,126	$277,692,406	$188,425,299	$110,279,249	$63,009,606	$86,828,021

$—	$—	$—	$—	$198,579	$67,677

4,550,000	4,100,000	5,800,000	1,300,000	1,100,000	2,000,000
(6,650,000)	(2,250,000)	(3,750,000)	(700,000)	(1,650,000)	(450,000)
12,400,000	10,550,000	3,500,000	2,900,000	1,800,000	250,000

10,300,000	12,400,000	5,550,000	3,500,000	1,250,000	1,800,000

41

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2016 and 2015

	PowerShares KBW Regional Banking Portfolio (KBWR)		PowerShares Russell 1000 Equal Weight Portfolio (EQAL)
	2016	2015	2016	2015(a)
Operations:
Net investment income	$2,001,469	$763,023	$1,613,776	$1,623,108
Net realized gain (loss)	(592,347)	1,538,842	(2,034,858)	2,916,058
Net change in unrealized appreciation (depreciation)	9,554,208	(37,364)	4,409,245	(9,607,862)

Net increase (decrease) in net assets resulting from operations	10,963,330	2,264,501	3,988,163	(5,068,696)

Distributions to Shareholders from:
Net investment income	(1,882,396)	(742,022)	(1,669,387)	(1,316,380)

Shareholder Transactions:
Proceeds from shares sold	88,644,290	32,777,095	98,849,289	203,035,132
Value of shares repurchased	(14,038,950)	(16,595,453)	(134,768,145)	(47,566,284)

Net increase (decrease) in net assets resulting from shares transactions	74,605,340	16,181,642	(35,918,856)	155,468,848

Increase (Decrease) in Net Assets	83,686,274	17,704,121	(33,600,080)	149,083,772

Net Assets:
Beginning of year	52,995,717	35,291,596	149,083,772	—

End of year	$136,681,991	$52,995,717	$115,483,692	$149,083,772

Undistributed net investment income at end of year	$258,588	$139,515	$251,668	$306,782

Changes in Shares Outstanding:
Shares sold	2,200,000	750,000	3,900,000	8,000,001
Shares repurchased	(350,000)	(400,000)	(5,450,000)	(1,900,000)
Shares outstanding, beginning of year	1,250,000	900,000	6,100,001	—

Shares outstanding, end of year	3,100,000	1,250,000	4,550,001	6,100,001

(a)	For the period December 22, 2014 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights

PowerShares Contrarian Opportunities Portfolio (CNTR)

	Year Ended October 31,		For the Period January 13, 2014(a) Through October 31, 2014
	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$25.30	$26.31	$24.70
Net investment income(b)	0.16	0.30	0.33
Net realized and unrealized gain (loss) on investments	0.38	(0.96)	1.53
Total from investment operations	0.54	(0.66)	1.86
Distributions to shareholders from:
Net investment income	(0.12)	(0.32)	(0.25)
Net realized gains	—	(0.03)	—
Total distributions	(0.12)	(0.35)	(0.25)
Net asset value at end of period	$25.72	$25.30	$26.31
Market price at end of period(c)	$25.72	$25.31	$26.30
Net Asset Value Total Return(d)	2.16%	(2.59)%	7.56	%(e)
Market Price Total Return(d)	2.12%	(2.52)%	7.52	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,572	$2,530	$3,946
Ratio to average net assets of:
Expenses	0.35%	0.44%	0.50	%(f)
Net investment income	0.66%	1.15%	1.61	%(f)
Portfolio turnover rate(g)	76%	128%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (January 15, 2014, the first day of trading on the exchange) to October 31, 2014 was 6.06%. The market price total return from Fund Inception to October 31, 2014 was 6.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended October 31, 2015, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares KBW Bank Portfolio (KBWB)

	Year Ended October 31,				For the Period November 1, 2011(a) through October 31, 2012
	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$37.43	$37.12	$33.00	$25.44	$20.68
Net investment income(b)	0.68	0.66	0.55	0.45	0.43
Net realized and unrealized gain on investments	0.98	0.22	4.11	7.52	4.84
Total from investment operations	1.66	0.88	4.66	7.97	5.27
Distributions to shareholders from:
Net investment income	(0.69)	(0.55)	(0.54)	(0.41)	(0.50)
Net realized gains	—	(0.02)	—	—	—
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.69)	(0.57)	(0.54)	(0.41)	(0.51)
Net asset value at end of period	$38.40	$37.43	$37.12	$33.00	$25.44
Market price at end of period(c)	$38.44	$37.49	$37.13	$33.03	$25.46
Net Asset Value Total Return(d)	4.61%	2.35%	14.16%	31.51%	25.97%
Market Price Total Return(d)	4.55%	2.49%	14.09%	31.52%	26.07%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$430,134	$559,632	$289,536	$150,169	$164,072
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.35%	0.35%	0.35%	0.27	%(e)
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35%	0.35	%(e)
Net investment income, after Waivers	1.92%	1.74%	1.55%	1.51%	1.84	%(e)
Portfolio turnover rate(f)	12%	17%	5%	8%	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Financial Highlights (continued)

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

	Year Ended October 31,
	2016	2015	2014		2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$22.39	$25.81	$25.20		$23.91	$22.37
Net investment income(a)	1.57	1.75	2.04	(b)	1.90	2.01
Net realized and unrealized gain (loss) on investments	(0.53)	(3.22)	0.62		1.37	1.88
Total from investment operations	1.04	(1.47)	2.66		3.27	3.89
Distributions to shareholders from:
Net investment income	(1.81)	(1.87)	(2.05)		(1.98)	(2.35)
Return of capital	(0.13)	(0.08)	—		—	—
Total distributions	(1.94)	(1.95)	(2.05)		(1.98)	(2.35)
Net asset value at end of year	$21.49	$22.39	$25.81		$25.20	$23.91
Market price at end of year(c)	$21.51	$22.39	$25.82		$25.24	$23.86
Net Asset Value Total Return(d)	5.46%	(6.08)%	11.05%		14.21%	18.32%
Market Price Total Return(d)	5.56%	(6.12)%	10.91%		14.62%	17.75%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$221,379	$277,692	$272,257		$234,348	$170,976
Ratio to average net assets of:
Expenses(e)	0.35%	0.35%	0.35%		0.37%	0.35%
Net investment income	7.45%	7.15%	8.00	%(b)	7.64%	8.56%
Portfolio turnover rate(f)	113%	49%	30%		37%	19%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend during the year. Net investment income per share and the ratio of net investment income to average net excluding the significant dividend are $1.90 and 7.47%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$31.51	$33.83	$31.32	$27.13	$23.37
Net investment income(a)	1.40	1.19	1.07	0.89	0.91
Net realized and unrealized gain (loss) on investments	3.36	(1.80)	3.01	4.76	4.22
Total from investment operations	4.76	(0.61)	4.08	5.65	5.13
Distributions to shareholders from:
Net investment income	(2.32)	(1.71)	(1.57)	(1.46)	(1.11)
Return of capital	—	—	—	—	(0.26)
Total distributions	(2.32)	(1.71)	(1.57)	(1.46)	(1.37)
Net asset value at end of year	$33.95	$31.51	$33.83	$31.32	$27.13
Market price at end of year(b)	$33.95	$31.52	$33.82	$31.38	$27.11
Net Asset Value Total Return(c)	15.68%	(1.94)%	13.51%	21.11%	22.54%
Market Price Total Return(c)	15.64%	(1.88)%	13.27%	21.42%	22.30%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$188,425	$110,279	$98,103	$68,908	$25,769
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income	4.18%	3.58%	3.39%	2.85%	3.58%
Portfolio turnover rate(d)	87%	25%	27%	21%	40%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Financial Highlights (continued)

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$48.24	$41.27	$38.07	$30.25	$24.83
Net investment income(a)	1.08	0.75	0.88	0.59	0.53
Net realized and unrealized gain on investments	2.06	7.10	3.29	8.09	5.41
Total from investment operations	3.14	7.85	4.17	8.68	5.94
Distributions to shareholders from:
Net investment income	(0.93)	(0.78)	(0.92)	(0.86)	(0.52)
Net realized gains	(0.04)	(0.10)	(0.05)	—	—
Total distributions	(0.97)	(0.88)	(0.97)	(0.86)	(0.52)
Net asset value at end of year	$50.41	$48.24	$41.27	$38.07	$30.25
Market price at end of year(b)	$50.44	$48.36	$41.27	$38.09	$30.24
Net Asset Value Total Return(c)	6.63%	19.31%	11.17%	29.33%	24.21%
Market Price Total Return(c)	6.43%	19.60%	11.12%	29.44%	24.12%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$63,010	$86,828	$10,319	$20,937	$3,025
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.36%	0.35%
Net investment income	2.23%	1.69%	2.30%	1.69%	1.94%
Portfolio turnover rate(d)	20%	35%	4%	12%	2%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares KBW Regional Banking Portfolio (KBWR)

	Year Ended October 31,				For the Period November 1, 2011(a) Through October 31, 2012
	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$42.40	$39.21	$36.92	$27.67	$23.85
Net investment income(b)	0.87	0.80	0.68	0.66	0.63
Net realized and unrealized gain on investments	1.63	3.17	2.28	9.12	3.94
Total from investment operations	2.50	3.97	2.96	9.78	4.57
Distributions to shareholders from:
Net investment income	(0.81)	(0.78)	(0.67)	(0.53)	(0.75)
Net asset value at end of period	$44.09	$42.40	$39.21	$36.92	$27.67
Market price at end of period(c)	$44.15	$42.42	$39.21	$36.96	$27.67
Net Asset Value Total Return(d)	6.05%	10.24%	8.03%	35.80%	19.20%
Market Price Total Return(d)	6.14%	10.29%	7.91%	35.94%	19.20%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$136,682	$52,996	$35,292	$33,225	$17,987
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.35%	0.35%	0.35%	0.11	%(e)
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35%	0.35	%(e)
Net investment income, after Waivers	2.11%	1.97%	1.80%	2.05%	2.44	%(e)
Portfolio turnover rate(f)	23%	25%	13%	7%	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Russell 1000 Equal Weight Portfolio (EQAL)

	Year Ended October 31, 2016	For the Period December 22, 2014(a) Through October 31, 2015
Per Share Operating Performance:
Net asset value at beginning of period	$24.44	$25.05
Net investment income(b)	0.41	0.32
Net realized and unrealized gain (loss) on investments	0.95	(0.71)
Total from investment operations	1.36	(0.39)
Distributions to shareholders from:
Net investment income	(0.42)	(0.22)
Net asset value at end of period	$25.38	$24.44
Market price at end of period(c)	$25.41	$24.48
Net Asset Value Total Return(d)	5.67%	(1.58	)%(e)
Market Price Total Return(d)	5.62%	(1.42	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$115,484	$149,084
Ratio to average net assets of:
Expenses	0.20%	0.20	%(f)
Net investment income	1.70%	1.49	%(f)
Portfolio turnover rate(g)	31%	24%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 23, 2014, the first day of trading on the exchange) to October 31, 2015 was (2.01)%. The market price total return from Fund Inception to October 31, 2015 was (1.93)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2016

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2016, the Trust offered sixty-seven portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Contrarian Opportunities Portfolio (CNTR)	“Contrarian Opportunities Portfolio”
PowerShares KBW Bank Portfolio (KBWB)	“KBW Bank Portfolio”
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	“KBW High Dividend Yield Financial Portfolio”
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	“KBW Premium Yield Equity REIT Portfolio”
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	“KBW Property & Casualty Insurance Portfolio”
PowerShares KBW Regional Banking Portfolio (KBWR)	“KBW Regional Banking Portfolio”
PowerShares Russell 1000 Equal Weight Portfolio (EQAL)	“Russell 1000 Equal Weight Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Contrarian Opportunities Portfolio	Dow Jones U.S. Contrarian Opportunities Index
KBW Bank Portfolio	KBW Nasdaq Bank Index
KBW High Dividend Yield Financial Portfolio	KBW Nasdaq Financial Sector Dividend Yield Index
KBW Premium Yield Equity REIT Portfolio	KBW Nasdaq Premium Yield Equity REIT Index
KBW Property & Casualty Insurance Portfolio	KBW Nasdaq Property & Casualty Index
KBW Regional Banking Portfolio	KBW Nasdaq Regional Banking Index
Russell 1000 Equal Weight Portfolio	Russell 1000® Equal Weight Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the

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exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a

48

drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each of KBW Bank Portfolio, KBW Property & Casualty Portfolio and KBW Regional Banking Portfolio is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Portfolio Turnover Risk. Contrarian Opportunities Portfolio and KBW High Dividend Yield Financial Portfolio may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

High Dividend Paying Securities Risk. KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Small- and Mid-Capitalization Company Risk. For KBW High Dividend Yield Financial Portfolio, KBW Premium Yield Equity REIT Portfolio and Russell 1000 Equal Weight Portfolio, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

REIT Risk. For KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio, although the Funds will not invest in real estate directly, the REITs in which the Funds invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

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The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Foreign Currency Translations

Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for

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the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

I. Securities Lending

During the fiscal year ended October 31, 2016, KBW High Dividend Yield Financial Portfolio and Russell 1000 Equal Weight Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to Counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund (except for Russell 1000 Equal Weight Portfolio) has agreed to pay the Adviser an annual unitary management fee of 0.35% of each Fund’s average daily net assets. The Russell 1000 Equal Weight Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.20% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Further, through August 31, 2018, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2016, the Adviser waived fees for each Fund in the following amounts:

Contrarian Opportunities Portfolio	$—
KBW Bank Portfolio	376
KBW High Dividend Yield Financial Portfolio	413
KBW Premium Yield Equity REIT Portfolio	476
KBW Property & Casualty Insurance Portfolio	75
KBW Regional Banking Portfolio	98
Russell 1000 Equal Weight Portfolio	115

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The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Contrarian Opportunities Portfolio	S&P Dow Jones Indices LLC
KBW Bank Portfolio	Keefe, Bruyette & Woods, Inc.
KBW High Dividend Yield Financial Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Premium Yield Equity REIT Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Property & Casualty Insurance Portfolio	Keefe, Bruyette & Woods, Inc.
KBW Regional Banking Portfolio	Keefe, Bruyette & Woods, Inc.
Russell 1000 Equal Weight Portfolio	Frank Russell Company

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The table below shows certain Funds’ transactions in, and earnings from, investments in affiliates for the fiscal year ended October 31, 2016.

KBW High Dividend Yield Financial Portfolio

	Value October 31, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2016	Dividend Income
Invesco Mortgage Capital, Inc. REIT*	$8,002,321	$1,938,191	$(10,575,022)	$2,950,216	$(2,315,706)	$—	$—

*	At October 31, 2016, this security was no longer held.

Russell 1000 Equal Weight Portfolio

	Value October 31, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value October 31, 2016	Dividend Income
Invesco Ltd.	$67,999	$52,453	$(65,221)	$3,331	$(9,292)	$49,270	$1,571

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

52

As of October 31, 2016, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016			2015
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Contrarian Opportunities Portfolio	11,962	—	—	$43,417	$492	$—
KBW Bank Portfolio	8,225,074	—	—	5,166,214	—	—
KBW High Dividend Yield Financial Portfolio	18,056,090	—	1,310,772	22,592,480	—	929,525
KBW Premium Yield Equity REIT Portfolio	10,877,502	—	—	6,050,718	—	—
KBW Property & Casualty Insurance Portfolio	1,641,784	33,223	—	295,777	8,776	—
KBW Regional Banking Portfolio	1,882,396	—	—	742,022	—	—
Russell 1000 Equal Weight Portfolio	1,669,387	—	—	1,316,380	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Contrarian Opportunities Portfolio	$5,319	$(61,102)	$(326,429)	$2,954,110	$2,571,898
KBW Bank Portfolio	929,039	(11,754,331)	(1,500,032)	442,458,942	430,133,618
KBW High Dividend Yield Financial Portfolio	—	(4,624,253)	(56,647,346)	282,650,725	221,379,126
KBW Premium Yield Equity REIT Portfolio	—	(6,400,283)	(7,749,303)	202,574,885	188,425,299
KBW Property & Casualty Insurance Portfolio	198,579	1,030,407	(195,307)	61,975,927	63,009,606
KBW Regional Banking Portfolio	258,588	9,158,749	(706,269)	127,970,923	136,681,991
Russell 1000 Equal Weight Portfolio	251,668	(7,169,251)	(4,528,906)	126,930,181	115,483,692

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of October 31, 2016.

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
Contrarian Opportunities Portfolio	$195,525	$130,904	$326,429
KBW Bank Portfolio	496,085	1,003,947	1,500,032
KBW High Dividend Yield Financial Portfolio	20,107,278	36,540,068	56,647,346
KBW Premium Yield Equity REIT Portfolio	3,033,026	4,716,277	7,749,303
KBW Property & Casualty Insurance Portfolio	193,858	1,449	195,307
KBW Regional Banking Portfolio	431,635	274,634	706,269
Russell 1000 Equal Weight Portfolio	2,492,599	2,036,307	4,528,906

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

53

Note 7. Investment Transactions

For the fiscal year ended October 31, 2016, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Contrarian Opportunities Portfolio	$1,607,151	$1,596,377
KBW Bank Portfolio	49,496,939	49,532,664
KBW High Dividend Yield Financial Portfolio	254,147,334	243,780,920
KBW Premium Yield Equity REIT Portfolio	142,438,076	135,262,213
KBW Property & Casualty Insurance Portfolio	15,776,016	15,765,698
KBW Regional Banking Portfolio	23,260,488	21,866,173
Russell 1000 Equal Weight Portfolio	30,438,580	29,941,008

For the fiscal year ended October 31, 2016, in-kind transactions associated with creation and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Contrarian Opportunities Portfolio	$1,309,844	$1,238,015
KBW Bank Portfolio	792,478,945	919,269,381
KBW High Dividend Yield Financial Portfolio	87,202,022	130,723,992
KBW Premium Yield Equity REIT Portfolio	193,233,234	121,241,034
KBW Property & Casualty Insurance Portfolio	53,303,198	79,342,075
KBW Regional Banking Portfolio	88,625,841	15,268,820
Russell 1000 Equal Weight Portfolio	98,843,476	135,135,101

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2016, the aggregate cost and net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Contrarian Opportunities Portfolio	$103,050	$(164,152)	$(61,102)	$2,633,016
KBW Bank Portfolio	4,686,155	(16,440,486)	(11,754,331)	441,688,072
KBW High Dividend Yield Financial Portfolio	9,548,200	(14,172,453)	(4,624,253)	231,586,620
KBW Premium Yield Equity REIT Portfolio	3,519,165	(9,919,448)	(6,400,283)	194,832,185
KBW Property & Casualty Insurance Portfolio	2,493,075	(1,462,668)	1,030,407	61,998,004
KBW Regional Banking Portfolio	11,178,613	(2,019,864)	9,158,749	127,657,403
Russell 1000 Equal Weight Portfolio	2,729,470	(9,898,721)	(7,169,251)	123,388,833

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2016, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Contrarian Opportunities Portfolio	$1,402	$(67,633)	$66,231
KBW Bank Portfolio	—	11,153,303	(11,153,303)
KBW High Dividend Yield Financial Portfolio	2,210,536	8,584,211	(10,794,747)
KBW Premium Yield Equity REIT Portfolio	4,457,212	(9,161,877)	4,704,665
KBW Property & Casualty Insurance Portfolio	(26)	(4,015,562)	4,015,588
KBW Regional Banking Portfolio	—	(796,244)	796,244
Russell 1000 Equal Weight Portfolio	497	(2,780,416)	2,779,919

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Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 12. Subsequent Event

Effective December 7, 2016, each Fund’s Shares (except for Contrarian Opportunities Portfolio and Russell 1000 Equal Weight Portfolio) were listed and began trading on The NASDAQ Stock Market LLC.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Contrarian Opportunities Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, and PowerShares Russell 1000 Equal Weight Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 22, 2016

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

In addition to the fees and expenses which the PowerShares KBW High Dividend Yield Financial Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Contrarian Opportunities Portfolio (CNTR)
Actual	$1,000.00	$1,026.67	0.35%	$1.78
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78
PowerShares KBW Bank Portfolio (KBWB)
Actual	1,000.00	1,088.91	0.35	1.84
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)
Actual	1,000.00	1,063.17	0.35	1.82
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)
Actual	1,000.00	1,083.72	0.35	1.83
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78

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Fees and Expenses (continued)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)
Actual	$1,000.00	$1,070.25	0.35%	$1.82
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78
PowerShares KBW Regional Banking Portfolio (KBWR)
Actual	1,000.00	1,076.19	0.35	1.83
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78
PowerShares Russell 1000 Equal Weight Portfolio (EQAL)
Actual	1,000.00	1,021.24	0.20	1.02
Hypothetical (5% return before expenses)	1,000.00	1,024.13	0.20	1.02

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Long-Term Capital Gains
PowerShares Contrarian Opportunities Portfolio	100%	100%	$—
PowerShares KBW Bank Portfolio	100%	100%	—
PowerShares KBW High Dividend Yield Financial Portfolio	95%	95%	—
PowerShares KBW Premium Yield Equity REIT Portfolio	2%	2%	—
PowerShares KBW Property & Casualty Insurance Portfolio	100%	71%	33,223
PowerShares KBW Regional Banking Portfolio	100%	100%	—
PowerShares Russell 1000 Equal Weight Portfolio	100%	98%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

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Trustees and Officers

The Independent Trustees, the Unaffiliated Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of October 31, 2016.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	126	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	126	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	126	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	126	None

60
*	This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	126	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	126	None

The Unaffiliated Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Unaffiliated Trustees and the other directorships, if any, held by such Trustees are shown below.

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee***	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	126	None

*	This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.
***	Effective February 25, 2016, Mr. Nussbaum became an Unaffiliated Trustee.

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Trustees and Officers (continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Year of Birth of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc., and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President, Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	126	None

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

62

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer —Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Christopher Joe—1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

63

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

64

Trustees and Officers (continued)

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

65

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net assets value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

P-KBW-AR-1
©2016 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

October 31, 2016

2016 Annual Report to Shareholders

BKLN	PowerShares Senior Loan Portfolio

2

The Market Environment

Bank Loans

During the fiscal year covered by this report, the senior loan market was characterized by weakness in the latter part of 2015 and a strong reversal mid-way through the first quarter of 2016. During late 2015, negative sentiment in the broader capital markets that was brought on by uncertainty surrounding China’s economy, slower global growth prospects, and volatility in commodity-related sectors seeped into the loan asset class. Senior secured loan’s volatility was relatively muted versus other risk asset classes due to their relatively low exposure to commodities as well as their defensive position at the top of the capital structure. The tone of the market improved in the second half of February and positive momentum continued to build through the end of October as macroeconomic indicators improved, commodity prices stabilized and technical factors strengthened. The loan index delivered positive monthly performance for 8 consecutive months following February, driven by a combination of the strong current income as well as price appreciation.1

Fundamentals remained supportive with a trailing 12-month default rate of 1.95% as of October 31, 2016.1 Slow but positive growth in the US economy should continue to support fundamentals with defaults relatively isolated to a few “pockets of weakness”—primarily in commodity related sectors.

Stable fundamentals combined with strong technicals pushed senior secured loan prices higher as demand outstripped supply in the second half of the fiscal year. Demand from institutional accounts was robust as longer-term investors continued to view senior loans as a strategic allocation due to their defensive nature, relatively high coupon and diversification benefits. Collateralized loan obligation (CLO) issuance started the year slowly but gathered momentum—totaling $67 billion during the fiscal year.2 Flows from retail mutual funds were largely negative for the fiscal year, but experienced a shift in momentum in the last few months—with 13 consecutive weeks of inflows totaling $3.7 billion over that period. Despite the turnaround, net outflows from retail accounts totaled -$15.7 billion over the trailing 12 months. Steady demand from institutional buyers was met with limited net new issuance, leading issuers to opportunistically refinance and re-price transactions in an effort to extend maturities and reduce interest expense.

Loans continued to be well positioned for the current economic and rate environment, providing investors with a relatively high level of current income with protection from rising rates due to their floating rate structure.

Fixed Income

The fiscal year began amid heightened global financial market volatility triggered by a significant summer sell-off in Chinese equities caused by economic growth concerns and uncertainty over the country’s monetary and fiscal policy response. The 10-year

US Treasury yield mirrored this volatility as lower oil prices began to threaten the solvency of several US energy companies. In January 2016, the confluence of these factors produced a “perfect storm” that roiled global financial markets. This caused Treasury prices to rise as Treasury bonds played their traditional role of buffering risk-asset volatility such as that of equities. Riskier asset classes posted significant losses.

The US Federal Reserve (the Fed) went ahead with its first interest rate hike in nearly a decade in December 2015, lifting the federal funds rate, the rate that banks lend to each other overnight, from a range of zero to 0.25% to a range of 0.25% to 0.50%.3 Realizing the systemic risks from the fallout of financial markets and the subsequent financial tightening which could significantly hamper economic growth and overall economic health, global central banks quickly acted to provide liquidity and more accommodative monetary policy measures to help spur growth. The Bank of Japan (BOJ) and the European Central Bank (ECB) adopted negative interest rates in an attempt to stimulate growth by forcing investors to spend rather than save. These actions along with the stabilization in oil prices, calmed markets and induced a significant rally across most risk assets. This rally more than offset the losses posted at the beginning of the year and carried through to the end of the reporting period.

Geopolitics, including the decision by UK voters to leave the European Union, did its part to reignite volatility. However, it was short-lived as central banks remained committed to keeping financial markets functioning and to promote economic growth. This had the effect of driving the 10-year US Treasury yield to an all-time low of 1.37%.3 The 10-year US Treasury yield ended the reporting period at 1.83%, 33 basis points lower than at the beginning of the fiscal year.3

For the reporting period, the broader bond market posted gains largely attributable to the decline in US Treasury yields and global government bond yields. All fixed income sectors (Treasuries, global government bonds, corporate, and securitized) posted positive returns for the fiscal year. Riskier fixed income sectors, such as high yield and emerging market (EM) debt, notched strong gains despite concerns over global growth, volatile commodity prices and the possibility of Fed interest rate hikes.

[1]	S&P LSTA Index as of 10/31/2016
[2]	S&P LCD as of 10/31/2016
[3]	Source: US Federal Reserve

3

BKLN	Manager’s Analysis
PowerShares Senior Loan Portfolio (BKLN)

As an index fund, the PowerShares Senior Loan Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”). The Fund generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans that comprise the Index. The Fund’s adviser, Invesco PowerShares Capital Management LLC (the “Adviser”) and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc., define senior loans to include loans referred to as leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which tracks the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Index may include, and the Fund may acquire and retain, loans of borrowers that have filed for bankruptcy protection. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 5.64%. On a net asset value (“NAV”) basis, the Fund returned 5.27%. During the same time period, the Index returned 6.80%. The Fund’s performance differed from the return of the Index primarily due to differences in holdings in defaulted names as they neared emergence from bankruptcy. Specifically, positions in TXU and Arch Coal detracted from performance as it proved difficult to time the emergence from bankruptcy and exit the positions from the Fund’s portfolio compared to their removal from the Index. Additionally, the performance of the Fund differed from the Index due to the Fund’s cash balance that has been set aside as a liquidity tool. While those were the two largest drivers of return differential, other factors include the bid/ask spread from portfolio rebalancing and fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark Index”) returned 4.37%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 9,980 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark representative of the U.S investment-grade, fixed-rate bond market. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s concentration in the bank loan sector in general, coupled with the Benchmark Index’s investment grade focus versus the Fund’s below investment grade focus.

For the fiscal year ended October 31, 2016, the lodging industry contributed most significantly to the Fund’s return, followed by the pharmaceuticals and insurance industries. The oil & gas industry detracted most significantly from the Fund’s return, followed by the environmental controls industry.

Positions that contributed most significantly to the Fund’s return included Fortescue Metals Group Ltd., Series Term Loan (Australia), a mining company (portfolio average weight of 1.54%), and Harrah’s Operating Co., Inc., Series Term Loan B6, a lodging company (portfolio average weight of 0.90%). Positions that detracted most significantly from the Fund’s return included Cumulus Media Holdings, Inc., Series Term Loan, a media company (portfolio average weight of 0.51%), and Fieldwood Energy LLC, an oil & gas company (no longer held at fiscal year-end).

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2016
Baa2	1.4
Baa3	4.4
Ba1	17.5
Ba2	11.7
Ba3	18.6
B1	20.9
B2	9.5
B3	3.0
Caa1	2.4
Caa2	0.9
Not Rated	1.9
Money Market Fund Plus Other Assets Less Liabilities	7.8

*	Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

4

PowerShares Senior Loan Portfolio (BKLN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Avago Technologies Cayman Finance Ltd., Term Loan B3, 3.535%, 02/01/2023	2.2
New Red Finance, Inc., Term Loan B2, 3.750%, 12/10/2021	1.9
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.250%, 06/30/2017	1.8
Western Digital Corp., Term Loan A, 2.535%, 04/29/2021	1.7
PetSmart, Inc., Term Loan B2, 4.000%, 03/11/2022	1.6
Valeant Pharmaceuticals International, Inc., Series F-1 Term Loan B, 5.500%, 04/01/2022	1.6
Dell International LLC, Term Loan B, 4.000%, 09/07/2023	1.4
RPI Finance Trust, Term Loan B5, 3.168%, 10/14/2022	1.4
DaVita HealthCare Partners, Inc., Term Loan B, 3.500%, 06/24/2021	1.4
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.456%, 02/27/2021	1.3
Total	16.3

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P/LSTA U.S. Leveraged Loan 100 Index	6.80%	2.71%	8.36%	4.35%	23.75%	3.62%	22.30%
Bloomberg Barclays U.S. Aggregate Index	4.37	3.48	10.81	2.90	15.37	3.80	23.50
Fund
NAV Return	5.27	1.96	6.00	3.74	20.17	3.08	18.77
Market Price Return	5.64	1.94	5.95	3.79	20.45	3.00	18.22

5

PowerShares Senior Loan Portfolio (BKLN) (continued)

Fund Inception: March 3, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.65% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

6

Schedule of Investments

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests—88.5%(a)(b)
	Advertising—2.1%
$48,540,611	Acosta, Inc., Term Loan B1	4.250%	09/26/2021	$46,865,960
43,516,488	Getty Images, Inc., Term Loan	4.750	10/18/2019	37,084,316
53,681,970	Karman Buyer Corp., Term Loan	4.250	07/25/2021	53,234,531

				137,184,807

	Aerospace/Defense—0.9%
49,910,869	BE Aerospace, Inc., Term Loan	3.860	12/16/2021	50,316,644
10,197,534	TransDigm, Inc., Term Loan C	3.820	02/28/2020	10,207,629

				60,524,273

	Airlines—0.7%
42,843,887	American Airlines, Inc., Term Loan	3.250	06/27/2020	42,955,923

	Auto Manufacturers—0.7%
42,891,400	FCA US LLC, Term Loan	3.500	05/24/2017	42,988,763

	Auto Parts & Equipment—0.7%
3,000,000	Allison Transmission, Inc., Extended Term Loan	3.250	09/23/2022	3,026,430
43,637,121	Federal-Mogul Holdings Corp., Term Loan C	4.750	04/15/2021	42,429,245

				45,455,675

	Beverages—1.8%
	Keurig Green Mountain, Inc.
76,215,208	Term Loan A	2.313	03/03/2021	75,167,249
43,543,166	Term Loan B	5.250	03/03/2023	44,207,199

				119,374,448

	Chemicals—0.8%
49,794,771	Axalta Coating Systems Dutch Holding B.V., Term Loan B	3.750	02/01/2020	50,238,940

	Commercial Services—4.6%
22,635,518	Laureate Education, Inc., Term Loan	8.868	03/17/2021	22,502,535
70,175,142	Pharmaceutical Product Development, Inc., Term Loan	4.250	08/18/2022	70,187,423
52,259,063	Prime Security Services Borrower LLC, Term Loan B1	4.750	05/02/2022	52,725,474
57,636,162	ServiceMaster Co. (The), Term Loan	4.250	07/01/2021	57,840,482
55,866,794	Trans Union LLC, Term Loan B2	3.500	04/09/2021	56,111,211
50,966,752	Weight Watchers International, Inc., Term Loan B2	4.070	04/02/2020	38,951,340

				298,318,465

	Computers—2.9%
	Western Digital Corp.
108,178,585	Term Loan A	2.535	04/29/2021	107,367,787
80,832,500	Term Loan B1	4.500	04/29/2023	81,849,777

				189,217,564

	Distribution/Wholesale—0.9%
55,115,646	Univar, Inc., Term Loan	4.250	07/01/2022	55,276,308

	Electric—2.0%
117,454,579	Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250	06/30/2017	118,262,667
9,476,250	NRG Energy, Inc., Term Loan	3.500	06/30/2023	9,505,863

				127,768,530

	Entertainment—4.8%
75,495,004	Alpha Topco Ltd., Term Loan B3 (United Kingdom)	4.750	07/30/2021	75,757,350
55,488,262	Amaya (US) Co-Borrower LLC, Term Loan B (Canada)	5.000	08/01/2021	55,557,622
12,411,465	Lions Gate Entertainment Corp., Term Loan B	3.750	10/13/2023	12,424,373
	Scientific Games International, Inc.
68,127,630	Term Loan	6.000	10/18/2020	68,596,008
39,462,799	Term Loan B2	6.000	10/01/2021	39,684,777

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests (continued)
	Entertainment (continued)
$55,002,439	William Morris Endeavor Entertainment LLC, Term Loan	5.250%	05/06/2021	$55,401,206

				307,421,336

	Food—2.5%
	Albertson’s LLC
68,857,086	Term Loan B4	4.500	08/25/2021	69,454,765
29,728,237	Term Loan B6	4.750	06/22/2023	30,085,422
58,871,250	US Foods, Inc., Term Loan	4.000	06/27/2023	59,312,785

				158,852,972

	Food Service—0.9%
58,160,753	Aramark Corp., Term Loan F	3.338	02/24/2021	58,571,077

	Healthcare-Products—1.4%
41,333,622	Kinetic Concepts, Inc., Term Loan F1	5.000	11/04/2020	41,714,718
51,254,211	Ortho-Clinical Diagnostics, Inc., Term Loan	4.750	06/30/2021	50,212,981

				91,927,699

	Healthcare-Services—4.4%
74,254,269	CHS/Community Health Systems, Inc., Term Loan H	4.000	01/27/2021	70,365,201
88,228,505	DaVita HealthCare Partners, Inc., Term Loan B	3.500	06/24/2021	88,393,934
85,342,482	MPH Acquisition Holdings LLC, Term Loan B	5.000	06/07/2023	86,389,208
37,864,523	U.S. Renal Care, Inc., Term Loan	5.250	12/30/2022	36,361,680

				281,510,023

	Holding Companies-Diversified—1.0%
61,480,743	Travelport LLC, Term Loan B (Luxembourg)	5.000	09/02/2021	61,934,164

	Household Products/Wares—2.4%
	Dell International LLC
63,800,000	Term Loan A2	2.790	09/07/2021	63,347,020
88,823,150	Term Loan B	4.000	09/07/2023	89,578,147

				152,925,167

	Insurance—3.5%
	Asurion LLC
55,770,440	Term Loan	8.500	03/03/2021	56,374,434
50,638,957	Term Loan B1	5.000	05/24/2019	50,747,578
67,356,505	Term Loan B4	5.000	08/04/2022	67,777,820
53,123,209	HUB International Ltd., Term Loan	4.000	10/02/2020	53,178,723

				228,078,555

	Investment Companies—1.4%
87,547,859	RPI Finance Trust, Term Loan B5	3.168	10/14/2022	88,454,417

	Lodging—5.9%
61,350,464	Caesars Entertainment Resort Properties LLC, Term Loan B	7.000	10/11/2020	61,810,592
	Harrah’s Operating Co., Inc.(c)
63,832,820	Term Loan B6	2.168	03/01/2017	71,067,313
45,626,551	Term Loan B7	2.500	03/01/2017	53,383,064
	Hilton Worldwide Finance LLC
6,973,482	Term Loan	3.500	10/26/2020	7,011,069
83,340,339	Series B-2 Term Loan	3.034	10/25/2023	83,880,385
44,433,542	La Quinta Intermediate Holdings LLC, Term Loan	3.750	04/14/2021	44,440,651
58,093,151	Las Vegas Sands LLC, Term Loan B	3.250	12/19/2020	58,519,846

				380,112,920

	Machinery-Diversified—2.1%
45,017,174	Gardner Denver, Inc., Term Loan	4.250	07/30/2020	43,802,161
43,446,874	Rexnord LLC, Term Loan B	4.000	08/21/2020	43,626,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests (continued)
	Machinery-Diversified (continued)
$47,036,255	Zebra Technologies Corp., Term Loan	4.089%	10/27/2021	$47,570,352

				134,998,605

	Media—6.7%
74,037,246	Charter Communications Operating LLC, Term Loan I	3.500	01/24/2023	74,582,161
67,136,986	CSC Holdings LLC, Extended Term Loan	3.876	10/09/2024	67,504,226
43,691,918	Cumulus Media Holdings, Inc., Term Loan	4.250	12/23/2020	30,303,403
92,674,940	iHeartCommunications, Inc., Term Loan D	7.284	01/30/2019	70,474,658
19,830,086	Numericable-SFR S.A., Term Loan B10 (France)	4.000	01/31/2025	19,776,446
56,839,320	Tribune Media Co., Term Loan B	3.750	12/28/2020	57,265,614
22,237,593	Univision Communications, Inc., Term Loan	4.000	03/01/2020	22,303,638
51,793,554	Virgin Media Investment Holdings Ltd., Term Loan F (United Kingdom)	3.500	06/30/2023	52,075,311
39,436,033	WideOpenWest Finance LLC, Term Loan B	4.500	08/19/2023	39,411,385

				433,696,842

	Mining—1.9%
81,703,635	Fortescue Metals Group Ltd., Term Loan (Australia)	3.750	06/30/2019	81,754,700
43,577,602	Novelis, Inc., Term Loan	4.000	06/02/2022	43,756,488

				125,511,188

	Miscellaneous Manufacturing—0.9%
60,606,455	Gates Global LLC, Term Loan	4.250	07/05/2021	59,864,632

	Oil & Gas—0.9%
44,020,108	Drillships Financing Holding, Inc., Term Loan B1 (Cyprus)	6.000	03/31/2021	22,780,406
68,102,195	Seadrill Operating LP, Term Loan (United Kingdom)	4.000	02/21/2021	38,307,825

				61,088,231

	Packaging & Containers—1.0%
51,390,012	Berry Plastics Group, Inc., Term Loan H	3.750	10/01/2022	51,617,927
16,365,623	Reynolds Group Holdings, Inc., Term Loan (New Zealand)	4.250	02/05/2023	16,430,594

				68,048,521

	Pharmaceuticals—5.0%
66,386,946	Endo Pharmaceuticals Holdings, Inc., Term Loan B (Luxembourg)	3.750	09/25/2022	66,399,560
85,728,033	Grifols Worldwide Operations USA, Inc., Term Loan B (Spain)	3.456	02/27/2021	86,565,596
	Valeant Pharmaceuticals International, Inc.
66,291,426	Series E-1 Term Loan B	5.250	08/05/2020	66,153,208
101,948,346	Series F-1 Term Loan B	5.500	04/01/2022	101,857,103

				320,975,467

	Real Estate—0.9%
60,360,999	Cushman & Wakefield, Term Loan	4.250	11/04/2021	60,329,612

	REITs—1.6%
52,031,925	Communications Sales & Leasing, Inc., Term Loan	4.500	10/24/2022	52,304,832
49,572,596	MGM Growth Properties Operating Partnership LP, Term Loan B	4.000	04/25/2023	49,762,459

				102,067,291

	Retail—8.0%
36,801,064	Academy Ltd., Term Loan	5.000	07/01/2022	35,768,794
32,283,835	Ascena Retail Group, Inc., Term Loan B	5.250	08/21/2022	31,453,172
54,307,717	Harbor Freight Tools USA, Inc., Term Loan	4.137	08/19/2023	54,757,385
56,631,893	Michaels Stores, Inc., Term Loan B1	3.750	01/28/2023	57,127,422
70,779,906	Neiman Marcus Group, Inc., Term Loan	4.250	10/25/2020	65,298,002
122,762,613	New Red Finance, Inc., Term Loan B2 (Canada)	3.750	12/10/2021	123,491,823
43,814,448	Petco Animal Supplies, Inc., Term Loan B1	5.000	01/26/2023	44,252,593
104,942,117	PetSmart, Inc., Term Loan B2	4.000	03/11/2022	105,307,315

				517,456,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2016

Principal Amount		Interest Rate	Maturity Date	Value
	Variable Rate Senior Loan Interests (continued)
	Semiconductors—3.1%
$140,548,654	Avago Technologies Cayman Finance Ltd., Term Loan B3 (Singapore)	3.535%	02/01/2023	$142,168,477
60,577,513	ON Semiconductor Corp., Term Loan	3.777	03/31/2023	61,039,417

				203,207,894

	Software—4.5%
65,680,019	BMC Software Finance, Inc., Term Loan	5.000	09/10/2020	64,843,584
	First Data Corp.
64,609,897	Term Loan	3.524	03/24/2021	64,973,328
37,000,000	Term Loan	4.274	07/10/2022	37,309,320
	Infor US, Inc.
4,140,914	Term Loan B3	3.750	06/03/2020	4,141,783
63,744,053	Term Loan B5	3.750	06/03/2020	63,698,795
57,481,764	Veritas US, Inc., Term Loan B1	6.625	01/27/2023	53,682,794

				288,649,604

	Telecommunications—5.6%
46,939,072	Avaya, Inc., Term Loan B7	6.250	05/29/2020	38,636,724
80,170,397	Intelsat Jackson Holdings SA, Term Loan B2 (Luxembourg)	3.750	06/30/2019	76,890,626
	Level 3 Communications, Inc.
40,000,000	Term Loan B	4.000	01/15/2020	40,285,000
54,630,000	Term Loan B2	3.500	05/31/2022	54,942,211
47,138,243	LTS Buyer LLC, Term Loan B	4.088	04/13/2020	47,373,935
48,996,117	T-Mobile USA, Inc., Term Loan	3.500	11/09/2022	49,447,126
51,750,000	UPC Financing Partnership, Term Loan	4.080	08/23/2024	52,069,815

				359,645,437

	Total Variable Rate Senior Loan Interests (Cost $5,729,482,132)			5,714,631,856

	Corporate Bonds—3.7%
	Computers—0.4%
24,793,000	Dell International LLC(d)	5.450	06/15/2023	26,585,980

	Media—1.4%
37,174,000	iHeartCommunications, Inc.	9.000	12/15/2019	28,345,175
5,802,000	Univision Communications, Inc.(d)	6.750	09/15/2022	6,135,905
52,098,000	Univision Communications, Inc.(d)	5.125	05/15/2023	53,139,960

				87,621,040

	Packaging & Containers—0.5%
29,500,000	Reynolds Group Holdings, Inc. (New Zealand)	5.750	10/15/2020	30,312,135
5,000,000	Reynolds Group Holdings, Inc. (New Zealand)(d)(e)	4.380	07/15/2021	5,112,500

				35,424,635

	Software—1.4%
35,015,000	First Data Corp.(d)	6.750	11/01/2020	36,327,292
51,000,000	First Data Corp.(d)	5.000	01/15/2024	51,956,250

				88,283,542

	Telecommunications—0.0%
2,986,000	Avaya, Inc.(d)	7.000	04/01/2019	2,441,055

	Total Corporate Bonds (Cost $246,989,286)			240,356,252

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2016

Number of Shares		Value
	Money Market Fund—17.0%
1,096,540,470	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(f) (Cost $1,096,540,470)	$1,096,540,470

	Total Investments (Cost $7,073,011,888)—109.2%	7,051,528,578
	Other assets less liabilities—(9.2)%	(592,781,362)

	Net Assets—100.0%	$6,458,747,216

Investment Abbreviations:

DIP—Debtor-in-Possession

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	The borrower has filed for protection in federal bankruptcy court.
(d)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $181,698,942, which represented 2.81% of the Fund’s Net Assets.
(e)	Interest and dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2016.
(f)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Statement of Assets and Liabilities

October 31, 2016

PowerShares Senior Loan Portfolio (BKLN)
Assets:
Unaffiliated investments, at value	$5,954,988,108
Affiliated investments, at value	1,096,540,470

Total investments, at value	7,051,528,578
Cash	101,862,998
Receivables:
Investments sold	113,965,193
Shares sold	23,190,419
Interest	18,806,350

Total Assets	7,309,353,538

Liabilities:
Payables:
Investments purchased	847,428,373
Accrued unitary management fees	3,177,949

Total Liabilities	850,606,322

Net Assets	$6,458,747,216

Net Assets Consist of:
Shares of beneficial interest	$6,912,129,772
Undistributed net realized gain (loss)	(431,899,246)
Net unrealized appreciation (depreciation)	(21,483,310)

Net Assets	$6,458,747,216

Shares outstanding (unlimited amount authorized, $0.01 par value)	278,900,000
Net asset value	$23.16

Market price	$23.19

Unaffiliated investments, at cost	$5,976,471,418

Affiliated investments, at cost	$1,096,540,470

Total investments, at cost	$7,073,011,888

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Statement of Operations

For the year ended October 31, 2016

PowerShares Senior Loan Portfolio (BKLN)
Investment Income:
Interest income	$219,700,535
Affiliated dividend income	1,181,298
Other income	1,514,097

Total Income	222,395,930

Expenses:
Unitary management fees	29,117,400

Less: Waivers	(631,998)

Net Expenses	28,485,402

Net Investment Income	193,910,528

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from investment securities	(333,584,745)
Net change in unrealized appreciation on investment securities	344,726,561

Net realized and unrealized gain	11,141,816

Net increase in net assets resulting from operations	$205,052,344

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Statement of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	PowerShares Senior Loan Portfolio (BKLN)
	2016	2015
Operations:
Net investment income	$193,910,528	$211,354,937
Net realized gain (loss)	(333,584,745)	(70,375,887)
Net change in unrealized appreciation (depreciation)	344,726,561	(249,175,964)

Net increase (decrease) in net assets resulting from operations	205,052,344	(108,196,914)

Distributions to Shareholders from:
Net investment income	(193,910,528)	(211,354,937)
Return of capital	(16,890,704)	(655,582)

Total distributions to shareholders	(210,801,232)	(212,010,519)

Shareholder Transactions:
Proceeds from shares sold	3,101,232,402	638,379,563
Value of shares repurchased	(1,453,713,841)	(1,783,328,111)
Transaction fees	7,999,052	3,214,983

Net increase (decrease) in net assets resulting from shares transactions	1,655,517,613	(1,141,733,565)

Increase (Decrease) in Net Assets	1,649,768,725	(1,461,940,998)

Net Assets:
Beginning of year	4,808,978,491	6,270,919,489

End of year	$6,458,747,216	$4,808,978,491

Undistributed net investment income at end of year	$—	$—

Changes in Shares Outstanding:
Shares sold	134,900,000	26,800,000
Shares repurchased	(64,600,000)	(74,900,000)
Shares outstanding, beginning of year	208,600,000	256,700,000

Shares outstanding, end of year	278,900,000	208,600,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Statement of Cash Flows

For the year ended October 31, 2016

PowerShares Senior Loan Portfolio (BKLN)
Cash Provided By Operating Activities:
Net increase in net assets resulting from operations	$205,052,344

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating Activities:
Purchases of investments	(4,823,698,959)
Proceeds from disposition of investments sold	3,371,056,171
Amortization of premiums and accretion of discounts on investments	4,231,582
Net cash paid for purchases, sales, and maturities of short-term investments	(113,172,805)
Increase in receivable for investments sold	(66,806,042)
Decrease in interest receivable	3,988,948
Increase in payable for investments purchased	740,466,828
Increase in payable for accrued expenses	540,850
Net realized loss on investments	333,584,745
Net change in unrealized appreciation (depreciation) on investments	(344,726,561)

Net cash provided by (used in) operating activities	(689,482,899)

Cash Provided By Financing Activities:
Distributions paid to shareholders	(210,801,232)
Proceeds from shares of beneficial interest sold	3,078,041,983
Disbursements for shares of beneficial interest repurchased	(1,522,883,319)
Net proceeds from transaction fees	7,999,052

Net cash provided by financing activities	1,352,356,484

Net increase in cash and cash equivalents	662,873,585

Cash and cash equivalents at beginning of year	535,529,883

Cash and cash equivalents at end of year	$1,198,403,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Financial Highlights

PowerShares Senior Loan Portfolio (BKLN)

	Year Ended October 31,
	2016	2015		2014		2013		2012
Per Share Operating Performance:
Net asset value at beginning of year	$23.05	$24.43		$24.78		$24.76		$24.05
Net investment income(a)	0.99	0.92		1.00		1.06		1.21
Net realized and unrealized gain (loss) on investments	0.15	(1.39)		(0.36)		0.04		0.58
Total from investment operations	1.14	(0.47)		0.64		1.10		1.79
Distributions to shareholders from:
Net investment income	(0.99)	(0.92)		(1.00)		(1.10)		(1.22)
Return of capital	(0.08)	(0.00	)(b)	(0.00	)(b)	(0.02)		(0.00	)(b)
Total distributions	(1.07)	(0.92)		(1.00)		(1.12)		(1.22)
Transaction fees(a)	0.04	0.01		0.01		0.04		0.14
Net asset value at end of year	$23.16	$23.05		$24.43		$24.78		$24.76
Market price at end of year(c)	$23.19	$23.01		$24.37		$24.83		$24.83
Net Asset Value Total Return(d)	5.32%	(1.96)%		2.66%		4.70%		8.26%
Market Price Total Return(d)	5.64%	(1.89)%		2.21%		4.61%		8.67%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$6,458,747	$4,808,978		$6,270,919		$6,064,711		$1,195,811
Ratio to average net assets of:
Expenses, after Waivers	0.64%	0.65	%(e)	0.64%		0.65	%(e)	0.65	%(e)
Expenses, prior to Waivers	0.65%	0.65	%(e)	0.65%		0.65	%(e)	0.67	%(e)
Net investment income, after Waivers and Interest Expenses	4.33%	3.82%		4.03%		4.30%		5.00%
Portfolio turnover rate(f)	81%	43%		61%		47%		49%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2016

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2016, the Trust offered sixty-seven portfolios. This report includes the following portfolio:

Full Name	Short Name
PowerShares Senior Loan Portfolio (BKLN)	“Senior Loan Portfolio”

The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Underlying Index”).

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Fund in preparation of the financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature

17

exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s raising of the target range for the Federal Funds Rate (and likely eventual increase in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the

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value of the Fund’s investments and share price may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s returns.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Liquidity Risk. A majority of the Fund’s assets are likely to be invested in loans that are less liquid than securities traded on national exchanges. Loans with reduced liquidity involve greater risk than securities with more liquid markets. Available market quotations for such loans may vary over time, and if the credit quality of a loan unexpectedly declines, secondary trading of that loan may decline for a period of time. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Sampling Risk. The Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development respecting to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently effects creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the Fund’s investments. As such, investments in the Fund’s Shares may be less tax efficient than investments in conventional ETFs.

Non-Investment Grade Securities Risk. All or a significant portion of the loans in which the Fund will invest may be determined to be non-investment grade loans that are considered speculative. The Fund also may invest in junk bonds. Non-investment grade loans and bonds, and unrated loans and bonds of comparable credit quality are subject to the increased risk of a borrower’s or issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the borrower of lower-rated loans or issuer of lower-rated bonds defaults, the Fund may incur additional expenses to seek recovery.

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the NAV of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/asked spreads, decreased liquidity and extended trade settlement periods. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

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Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

C. Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

D. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

E. Federal Income Taxes

The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for losses deferred due to wash sales and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Bond premiums and discounts are amortized and/or accreted for financial reporting

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purposes. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

G. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

H. Expenses

The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the payments to Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), set-up fees and commitment fees associated with the line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from the Fund’s unitary management fee and are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and that are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

I. Dividends and Distributions to Shareholders

The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and oversight of the Sub-Adviser.

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As compensation for its services, the Fund has agreed to pay the Adviser an annual unitary management fee of 0.65% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including payments to the Sub-Adviser, set-up fees and commitment fees associated with the Fund’s line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.

Further, through August 31, 2018, the Adviser has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2016, the Adviser waived fees of $631,998.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for the Fund with S&P Dow Jones Indices LLC (the “Licensor”). The Underlying Index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use by the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in the Fund.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$5,714,631,856	$—	$5,714,631,856
Corporate Bonds	—	240,356,252	—	240,356,252
Money Market Fund	1,096,540,470	—	—	1,096,540,470

Total Investments	$1,096,540,470	$5,954,988,108	$—	$7,051,528,578

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Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016	2015
Ordinary Income	193,910,528	211,354,937
Return of Capital	16,890,704	655,582

Tax Components of Net Assets at Fiscal Year-End:

Net Unrealized Appreciation (Depreciation) Investments	$(21,483,310)
Capital Loss Carryforward	(431,899,246)
Shares of Beneficial Interest	6,912,129,772

Total Net Assets	$6,458,747,216

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for the Fund as of October 31, 2016.

Post-effective/no expiration
Short-Term	Long-Term	Total*
$93,613,264	$338,285,982	$431,899,246

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 6. Investment Transactions

For the fiscal year ended October 31, 2016, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) were $4,823,698,959 and $3,371,056,171, respectively.

At October 31, 2016, the aggregate cost and net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

Aggregate unrealized appreciation of investment securities	$49,362,410
Aggregate unrealized (depreciation) of investment securities	(70,845,720)

Net unrealized appreciation (depreciation) of investment securities	$(21,483,310)

Cost of investments for tax and financial reporting purposes is the same.

Note 7. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Fund to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

Note 8. Senior Loan Participation Commitments

The Fund may invest in participations, assignments, or act as a party to the primary lending syndicate of a senior loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a senior loan interest, the Fund typically

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enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

During the fiscal year end October 31, 2016, there were no interests in senior loans purchased by the Fund on a participation basis.

Note 9. Borrowing

The Fund is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company. The Fund may borrow up to the lesser of (1) $600,000,000 or (2) the limits set by its prospectus for borrowings. The Adviser, on behalf of the Fund, pays an upfront fee of 0.05% on the commitment amount and a commitment fee of 0.15% on the amount of the commitment that has not been utilized. In case of borrowings from the line of credit, the Fund pays the associated interest expenses. On March 1, 2016, the Board of Trustees approved changes to the upfront fee from 0.05% to 0.10% on the commitment amount, which went into effect on June 1, 2016.

During the fiscal year end October 31, 2016, there were no outstanding borrowings from the line of credit.

Note 10. Capital

Shares are created and redeemed by the Fund only in Creation Units of 100,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Unlike most ETFs, the Fund currently effects creations and redemptions principally in exchange for the deposit or delivery of cash, rather than principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”) because of the nature of the Fund’s investments.

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.

Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PowerShares Senior Loan Portfolio (a portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Fund”) as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 22, 2016

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Fees and Expenses

As a shareholder of the PowerShares Senior Loan Portfolio (the “Fund”), a series of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Senior Loan Portfolio (BKLN)
Actual	$1,000.00	$1,031.01	0.63%	$3.22
Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.63	3.20

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for the fiscal year ended October 31, 2016:

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Qualified Interest Income*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27

Trustees and Officers

The Independent Trustees, the Unaffiliated Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of October 31, 2016.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge — 1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	126	None

Todd J. Barre — 1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	126	None

Marc M. Kole — 1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	126	None

Yung Bong Lim — 1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	126	None

*	This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

28

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker — 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	126	None

Donald H. Wilson — 1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	126	None

The Unaffiliated Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Unaffiliated Trustees and the other directorships, if any, held by such Trustees are shown below.

Philip M. Nussbaum — 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee***	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	126	None

*	This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.
***	Effective February 25, 2016, Mr. Nussbaum became an Unaffiliated Trustee.

29

Trustees and Officers (continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Year of Birth of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome — 1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc., and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President, Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	126	None

*	This is the date the Non-Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

30

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper — 1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill — 1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard — 1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Christopher Joe — 1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

31

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris — 1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia — 1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann — 1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren — 1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd./Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

32

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

P-BKLN-AR-1
©2016 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

October 31, 2016

2016 Annual Report to Shareholders

IDLB	PowerShares FTSE International Low Beta Equal Weight Portfolio

USLB	PowerShares Russell 1000 Low Beta Equal Weight Portfolio

XRLV	PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio

SPHB	PowerShares S&P 500® High Beta Portfolio

SPHD	PowerShares S&P 500® High Dividend Low Volatility Portfolio

SPLV	PowerShares S&P 500® Low Volatility Portfolio

SPMO	PowerShares S&P 500 Momentum Portfolio

SPVU	PowerShares S&P 500 Value Portfolio

EELV	PowerShares S&P Emerging Markets Low Volatility Portfolio

EEMO	PowerShares S&P Emerging Markets Momentum Portfolio

IDLV	PowerShares S&P International Developed Low Volatility Portfolio

IDMO	PowerShares S&P International Developed Momentum Portfolio

XMLV	PowerShares S&P MidCap Low Volatility Portfolio

XSLV	PowerShares S&P SmallCap Low Volatility Portfolio

The Market Environment	3

Manager’s Analysis	4

S&P 500® Portfolios

Schedules of Investments

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)	34

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)	43

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)	48

PowerShares S&P 500® High Beta Portfolio (SPHB)	50

PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)	52

PowerShares S&P 500® Low Volatility Portfolio (SPLV)	53

PowerShares S&P 500 Momentum Portfolio (SPMO)	55

PowerShares S&P 500 Value Portfolio (SPVU)	57

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	59

PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)	62

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	65

PowerShares S&P International Developed Momentum Portfolio (IDMO)	68

PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	71

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)	72

Statements of Assets and Liabilities	74

Statements of Operations	76

Statements of Changes in Net Assets	78

Financial Highlights	82

Notes to Financial Statements	92

Report of Independent Registered Public Accounting Firm	104

Fees and Expenses	105

Tax Information	107

Trustees and Officers	108

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio and PowerShares Treasury Collateral Portfolio and Sub-Advisory Agreement for PowerShares Treasury Collateral Portfolio	114

2

The Market Environment

US Equity

During the fiscal year ended October 31, 2016, the US economy continued to expand. The initial estimate of US gross domestic product (GDP) showed the US economy grew by 2.9% in the third calendar quarter of 2016, beating consensus estimates.1 However, annualized GDP is expected to be lower. Employment data were mixed, though the unemployment rate had a surprise uptick from 4.9% in August to 5.0% in September before ending the fiscal year at 4.9%.2 Oil prices traded in a range from the high $20s to the low $50s during the reporting period.3

The US Federal Reserve (the Fed) raised interest rates in December 2015—its first increase since 2006—but that was its only increase during the reporting period. Major US stock market indexes posted gains for the reporting period, but they were fairly volatile. Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China, falling oil prices and uncertainty over Fed policy, including rumors of possible negative interest rates in the US. Markets recovered in late February and posted gains until June when UK voters opted to leave the European Union, sending markets sharply lower once again. Markets again recovered, and major US equity indexes hit record highs during the summer.4 In this environment, investors generally favored the perceived safety of government bonds and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

Global Equity

The global economy continued to expand, albeit slowly, for the fiscal year ended October 31, 2016. However, that growth became increasingly uneven across developed and emerging economies, amid continued volatility in oil prices and as the policies of central banks globally began to diverge.

Equity market rallies in October and November 2015 were offset by negative performance in December, as a late-year crash in oil prices rattled the markets. Also in December, the US Federal Reserve (the Fed) followed through on its commitment to normalize monetary policy by raising interest rates—its first increase since 2006—even as the European Central Bank extended its asset purchase program and Japan introduced additional quantitative easing and negative interest rates.1

Stocks began calendar year 2016 on a negative note, driven by investor concerns about economic weakness in China and falling oil prices. Markets recovered in late February and posted gains amid concerted central bank commitments to very loose monetary policy. As a result, the US dollar fell sharply against the euro and Japanese yen, a development that was largely supportive of oil and stock prices.

All major global stock indexes experienced steep declines again in June after UK voters opted to leave the European Union—resulting in a sharp stock-market sell-off. Stocks in economically sensitive sectors, including energy and financials, were hardest hit, and investors flocked to the perceived safety of US Treasuries and more defensive, dividend-paying equities often found in the telecommunication services, utilities and consumer staples sectors.

After the initial shock of the UK vote, stocks made a strong recovery, regaining most of their losses as fears of a shock to consumer confidence never materialized. For the remainder of the reporting period, emerging markets outperformed as the Fed left interest rates unchanged and expectations for an interest rate increase were delayed again.

[1]	Source: Bureau of Economic Analysis
[2]	Source: Bureau of Labor Statistics
[3]	Source: Thompson-Reuters
[4]	Source: Reuters

3

IDLB	Manager’s Analysis
PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)

As an index fund, the PowerShares FTSE International Low Beta Equal Weight Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE Developed ex U.S. Low Beta Equal Weight Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to constituents of the FTSE Developed ex US Index (the “Developed ex US Index”) that exhibit low beta characteristics. The Developed ex US Index is designed to measure the performance of the international equity markets, and consists of large and mid-cap companies from developed markets throughout the world, excluding the U.S. Beta is a measure of a security’s price sensitivity (i.e., volatility); it reflects the rate of change in a security’s price that results from overall market movements. Securities with a beta score less than that of the average beta score of the relevant country index (that is, securities whose price changes exhibit less volatility than the average amount of volatility in the market of the issuer’s country) are eligible for inclusion in the Index. The Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weighting in the Index.

The Fund commenced investment operations on November 4, 2015, and began trading on November 5, 2015. During the period from inception to October 31, 2016, on a market price basis, the Fund returned 2.16%. On a net asset value (“NAV”) basis, the Fund returned 2.17%. During the same time period, the Index returned 2.77%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI World ex USA Index (Net) (the “Benchmark Index”) returned (1.59)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,020 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall international equity market. The performance of the Fund differed from the Benchmark Index primarily due to stock selection in health care, consumer staples and consumer discretionary sectors.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal period ended October 31, 2016.

For the fiscal period ended October 31, 2016, the consumer staples sector contributed most significantly to the Fund’s return, followed by the information technology and materials sectors. The financials sector detracted most significantly from the Fund’s return, followed by the telecommunication services and utilities sectors.

Positions that contributed most significantly to the Fund’s return included Fortescue Metals Group Ltd., a materials company (no longer held at fiscal year-end), and Melrose Industries PLC, an industrials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Sports Direct International PLC, a consumer discretionary company (portfolio average weight of 0.09%), and Capita PLC, an industrials company (portfolio average weight of 0.11%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Industrials	19.0
Consumer Discretionary	18.1
Consumer Staples	13.2
Financials	12.3
Information Technology	7.6
Health Care	7.0
Real Estate	6.7
Materials	5.7
Utilities	4.8
Telecommunication Services	3.7
Energy	1.7
Money Market Fund Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Calsonic Kansei Corp.	0.2
Kusuri NO Aoki Co. Ltd.	0.2
Daikyo, Inc.	0.2
Coca-Cola West Co. Ltd.	0.2
STMicroelectronics NV	0.2
Ryohin Keikaku Co. Ltd.	0.1
Coca-Cola East Japan Co. Ltd.	0.1
Cosmos Pharmaceutical Corp.	0.1
ASM Pacific Technology Ltd.	0.1
Global Brands Group Holding Ltd.	0.1
Total	1.5

*	Excluding money market fund holdings.

4

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

Fund Inception†
Index	Cumulative
FTSE Developed ex U.S. Low Beta Equal Weight Index (Net)††	2.77%
MSCI World ex USA Index (Net)††	(1.59)
Fund
NAV Return	2.17
Market Price Return	2.16

Fund Inception: November 5, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

5

USLB	Manager’s Analysis
PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)

As an index fund, the PowerShares Russell 1000 Low Beta Equal Weight Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell 1000® Low Beta Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to constituents of the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”) that exhibit low beta characteristics. The Russell 1000 is designed to measure the performance of the U.S. equity market, and consists of the stocks of the largest 1,000 companies by capitalization in the U.S. Beta is a measure of a security’s price sensitivity (i.e., volatility); it reflects the rate of change in a security’s price that results from overall market movements. To calculate the beta score for each security in the Russell 1000, the Index Provider analyzes the security’s monthly returns over the past eighteen months to see the extent to which they correlate to overall market movements. Securities with a beta score of less than that of the overall U.S. equity market average (that is, securities whose price changes exhibit less volatility than the average amount of volatility in the market) are eligible for inclusion in the Index. The Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index proportion to their weighting in the Index.

The Fund commenced investment operations on November 2, 2015, and began trading on November 5, 2015. During the period from inception to October 31, 2016, on a market price basis, the Fund returned 4.15%. On a net asset value (“NAV”) basis, the Fund returned 4.19%. During the same time period, the Index returned 4.55%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to adverse trade execution associated with portfolio rebalances and to a lesser extent fees and operating expenses that the Fund incurred.

During this same time period, the Benchmark Index returned 3.16%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the information technology sector during the fiscal period ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to its allocation to the utilities sector.

For the fiscal period ended October 31, 2016, the utilities sector contributed most significantly to the Fund’s return, followed by the industrials and consumer staples sectors. The energy sector detracted most significantly from the Fund’s return, followed by the consumer discretionary sector.

Positions that contributed most significantly to the Fund’s return included Newmont Mining Corp., a materials company (portfolio average weight of 0.36%), and ONEOK, Inc., a utilities company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included CF Industries Holdings, Inc., a materials company (portfolio average weight of 0.21%), and Perrigo Co. PLC, a health care company (portfolio average weight of 0.23%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Consumer Discretionary	17.2
Financials	14.2
Real Estate	13.3
Industrials	13.1
Health Care	11.9
Information Technology	10.4
Consumer Staples	8.5
Utilities	7.0
Materials	2.3
Energy	1.3
Telecommunication Services	0.8
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Quintiles IMS Holdings, Inc.	0.4
KeyCorp	0.4
Gap, Inc. (The)	0.3
Domino’s Pizza, Inc.	0.3
Nordstrom, Inc.	0.3
Endurance Specialty Holdings Ltd.	0.3
Spectra Energy Corp.	0.3
Dick’s Sporting Goods, Inc.	0.3
American Airlines Group, Inc.	0.3
Cabela’s, Inc.	0.3
Total	3.2

*	Excluding money market fund holdings.

6

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

Fund Inception†
Index	Cumulative
Russell 1000® Low Beta Equal Weight Index	4.55%
Russell 1000® Index	3.16
Fund
NAV Return	4.19
Market Price Return	4.15

Fund Inception: November 5, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

XRLV	Manager’s Analysis
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)

As an index fund, the PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility Rate Response Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to the 100 constituents of the S&P 500® Index (the “Benchmark Index”) that exhibit both low volatility and low interest rate risk. The Index is designed to include stocks exhibiting low volatility characteristics, after removing stocks that historically have performed poorly in rising interest rate environments. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider determines a stock’s “rate sensitivity” by performing a regression of the stock’s returns over a five-year period to changes in interest rates over that same period. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 7.08%. On a net asset value (“NAV”) basis, the Fund returned 7.29%. During the same time period, the Index returned 7.55%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 4.51%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that historically have had the highest sensitivity to interest rate movements and the lowest volatility.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to security selection within the health care and financials sectors.

For the fiscal year ended October 31, 2016, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer staples and health care sectors. The real estate sector detracted most significantly from the Fund’s return, followed by the energy sector.

Positions that contributed most significantly to the Fund’s return included Airgas, Inc., a materials company (no longer held at fiscal year-end), and AT&T, Inc., a telecommunication services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included SL Green Realty Corp. REIT, a financials company (no longer held at fiscal year-end), and AmerisourceBergen Corp., a health care company (portfolio average weight of 1.02%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Industrials	25.6
Health Care	22.2
Financials	16.9
Consumer Staples	12.7
Consumer Discretionary	9.2
Information Technology	8.8
Materials	2.8
Real Estate	1.8
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Republic Services, Inc.	1.4
Procter & Gamble Co. (The)	1.3
Coca-Cola Co. (The)	1.3
United Parcel Service, Inc., Class B	1.3
Johnson & Johnson	1.3
Lockheed Martin Corp.	1.3
Philip Morris International, Inc.	1.2
Northrop Grumman Corp.	1.2
Loews Corp.	1.2
Berkshire Hathaway, Inc., Class B	1.2
Total	12.7

8

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
S&P 500® Low Volatility Rate Response Index	7.55%	5.98%	9.48%
S&P 500® Index	4.51	3.23	5.08
Fund
NAV Return	7.29	5.70	9.04
Market Price Return	7.08	5.67	8.99

Fund Inception: April 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

SPHB	Manager’s Analysis
PowerShares S&P 500® High Beta Portfolio (SPHB)

As an index fund, the PowerShares S&P 500® High Beta Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® High Beta Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index (the “Benchmark Index”) for inclusion in the Index that have the highest sensitivity to market movements, or “beta,” over the past 12 months as determined by the Index Provider. Beta is a measure of a security’s price sensitivity (i.e., volatility); it reflects the rate of change in a security’s price that results from overall market movements. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 3.98%. On a net asset value (“NAV”) basis, the Fund returned 4.02%. During the same time period, the Index returned 4.32%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 4.51%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the consumer staples sector during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within the financials and health care sectors, allocations to the consumer staples and utilities sectors, as well as fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended October 31, 2016, the energy sector contributed most significantly to the Fund’s return, followed by the information technology and materials sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the financials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return included ONEOK, Inc., a utilities company (portfolio average weight of 1.18%), and Freeport-McMoRan, Inc., a materials company (portfolio average weight of 1.83%). Positions that detracted most significantly from the Fund’s return included Endo International PLC, a health care company (portfolio average weight of 0.95%), and Vertex Pharmaceuticals, Inc., a health care company (portfolio average weight of 1.01%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Financials	33.0
Energy	27.4
Information Technology	14.1
Consumer Discretionary	7.6
Materials	6.0
Health Care	5.4
Industrials	3.9
Real Estate	1.6
Telecommunication Services	1.0
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Williams Cos., Inc. (The)	1.8
Chesapeake Energy Corp.	1.7
Freeport-McMoRan, Inc.	1.6
Western Digital Corp.	1.4
Apache Corp.	1.4
Micron Technology, Inc.	1.3
Anadarko Petroleum Corp.	1.3
Morgan Stanley	1.2
Lincoln National Corp.	1.2
E*TRADE Financial Corp.	1.2
Total	14.1

*	Excluding money market fund holdings.

10

PowerShares S&P 500® High Beta Portfolio (SPHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P 500® High Beta Index	4.32%	5.73%	18.19%	11.98%	76.08%	6.77%	43.23%
S&P 500® Index	4.51	8.84	28.93	13.57	88.90	11.21	79.17
Fund
NAV Return	4.02	5.42	17.17	11.66	73.59	6.46	41.00
Market Price Return	3.98	5.42	17.17	11.66	73.58	6.49	41.20

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

SPHD	Manager’s Analysis
PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)

As an index fund, the PowerShares S&P 500® High Dividend Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 50 securities in the S&P 500® Index (the “Benchmark Index”) that historically have provided high dividend yields with lower volatility. Strictly in accordance with its guidelines and mandated procedures, S&P DJI identifies from the Benchmark Index the 75 securities with the highest dividend yields over the past 12 months, with no one sector within the Benchmark Index allowed to contribute more than 10 securities. From those securities, S&P DJI selects for inclusion in the Index the 50 securities with the lowest volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider weights each of the constituent securities in the Index by its dividend yield, with the highest dividend yielding securities receiving the highest weights. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 17.66%. On a net asset value (“NAV”) basis, the Fund returned 17.75%. During the same time period, the Index returned 18.12%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during that period.

During this same time period, the Benchmark Index returned 4.51%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 50 securities within the Benchmark Index that historically have provided high dividend yields with lower volatility.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal year ended October 31, 2016.

The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to allocation to the utilities sector and stock selection within the real estate and consumer discretionary sector.

For the fiscal year ended October 31, 2016, the utilities sector contributed most significantly to the Fund’s return, followed by the real estate and industrials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Iron Mountain, Inc. REIT, a real estate company (portfolio average weight of 2.37%), and Garmin Ltd., a consumer discretionary company (portfolio average weight of 2.03%). Positions that detracted most significantly from the Fund’s return included E.I. du Pont de Nemours & Co., a materials company (no longer held at fiscal year-end), and Ford Motor Co., a consumer discretionary company (portfolio average weight of 1.90%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Utilities	18.8
Industrials	14.4
Real Estate	13.3
Information Technology	12.1
Materials	8.0
Consumer Discretionary	7.6
Consumer Staples	6.9
Telecommunication Services	6.6
Financials	5.3
Health Care	4.8
Energy	2.2
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
HCP, Inc.	2.8
CME Group, Inc., Class A	2.8
General Motors Co.	2.7
CenturyLink, Inc.	2.7
Garmin Ltd.	2.7
People’s United Financial, Inc.	2.6
PACCAR, Inc.	2.4
LyondellBasell Industries NV, Class A	2.3
Caterpillar, Inc.	2.3
Host Hotels & Resorts, Inc.	2.3
Total	25.6

12

PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P 500® Low Volatility High Dividend Index	18.12%	14.39%	49.69%	14.55%	72.98%
S&P 500® Index	4.51	8.84	28.93	12.16	58.92
Fund
NAV Return	17.75	14.02	48.23	14.18	70.75
Market Price Return	17.66	14.01	48.18	14.19	70.82

Fund Inception: October 18, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

SPLV	Manager’s Analysis
PowerShares S&P 500® Low Volatility Portfolio (SPLV)

As an index fund, the PowerShares S&P 500® Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P DJI selects 100 securities from the S&P 500® Index (the “Benchmark Index”) for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 7.72%. On a net asset value (“NAV”) basis, the Fund returned 7.80%. During the same time period, the Index returned 8.09%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 4.51%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 100 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the utilities sector and stock selection within the health care sector.

For the fiscal year ended October 31, 2016, the utilities sector contributed most significantly to the Fund’s return, followed by the consumer staples and industrials sectors, respectively. The real estate sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Airgas, Inc., a materials company (no longer held at fiscal year-end), and Waste Management, Inc., an industrials company (portfolio average weight of 1.19%). Positions that detracted most significantly from the Fund’s return included SL Green Realty Corp. REIT, a financials company (no longer held at fiscal year-end), and AmerisourceBergen Corp., a health care company (portfolio average weight of 0.98%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Utilities	23.8
Consumer Staples	20.4
Industrials	15.5
Financials	12.1
Health Care	10.3
Real Estate	6.4
Consumer Discretionary	5.4
Information Technology	2.8
Telecommunication Services	2.2
Materials	1.0
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Waste Management, Inc.	1.3
PepsiCo, Inc.	1.3
Republic Services, Inc.	1.2
Procter & Gamble Co. (The)	1.2
Coca-Cola Co. (The)	1.2
United Parcel Service, Inc., Class B	1.2
Southern Co. (The)	1.2
Johnson & Johnson	1.2
Dominion Resources, Inc.	1.2
Lockheed Martin Corp.	1.2
Total	12.2

14

PowerShares S&P 500® Low Volatility Portfolio (SPLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
S&P 500® Low Volatility Index	8.09%	10.32%	34.27%	13.29%	86.64%	12.58%	91.59%
S&P 500® Index	4.51	8.84	28.93	13.57	88.90	11.21	79.17
Fund
NAV Return	7.80	10.03	33.21	12.99	84.19	12.27	88.82
Market Price Return	7.72	10.02	33.18	12.98	84.10	12.29	88.96

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

SPMO	Manager’s Analysis
PowerShares S&P 500 Momentum Portfolio (SPMO)

As an index fund, the PowerShares S&P 500 Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects approximately 100 stocks from the S&P 500® Index (the “Benchmark Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Benchmark Index.

The Index Provider calculates the momentum score of each stock in the Benchmark Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month and then selects the 100 stocks with the highest momentum score for inclusion in the Index using a modified market capitalization-weighted strategy. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 3.12%. On a net asset value (“NAV”) basis, the Fund returned 3.28%. During the same time period, the Index returned 3.55%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the semi-annual rebalances during the period.

During this same time period, the Benchmark Index returned 4.51%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and the Index Provider’s proprietary weighting methodology.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection in the energy, telecommunication services and utilities sectors.

For the fiscal year ended October 31, 2016, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer staples and consumer discretionary sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the telecommunication services and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 6.59%), and Facebook, Inc., Class A, an information technology company (portfolio average weight of 3.68%). Positions that detracted most significantly from the Fund’s return included Walt Disney Co. (The), a consumer discretionary company (no longer held at fiscal year-end), and Pfizer, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Information Technology	21.9
Consumer Staples	15.4
Industrials	12.5
Consumer Discretionary	11.2
Telecommunication Services	10.4
Utilities	10.1
Health Care	10.0
Real Estate	6.7
Materials	1.3
Financials	0.5
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Johnson & Johnson	7.9
Microsoft Corp.	7.0
AT&T, Inc.	6.4
Amazon.com, Inc.	5.8
Facebook, Inc., Class A	4.9
General Electric Co.	4.4
Verizon Communications, Inc.	4.0
Alphabet, Inc., Class C	3.5
Altria Group, Inc.	3.1
Philip Morris International, Inc.	2.9
Total	49.9

16

PowerShares S&P 500 Momentum Portfolio (SPMO) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	Fund Inception†
Index		Average Annualized	Cumulative
S&P 500® Momentum Index	3.55%	6.91%	7.33%
S&P 500® Index	4.51	7.46	7.92
Fund
NAV Return	3.28	6.60	7.01
Market Price Return	3.12	6.60	7.01

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

SPVU	Manager’s Analysis
PowerShares S&P 500 Value Portfolio (SPVU)

As an index fund, the PowerShares S&P 500 Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Enhanced Value (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its existing guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 100 stocks in the S&P 500® Index (the “Benchmark Index”) that have the highest “value score.”

In selecting constituent securities for the Index, the Index Provider calculates the value score of each stock in the Benchmark Index by evaluating each stock’s: (i) book value-to-price ratio, (ii) earnings-to-price ratio, and (iii) sales-to-price ratio. The Index Provider selects the 100 stocks with the highest value score for inclusion in the Index. The Index uses a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalization and their value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 3.86%. On a net asset value (“NAV”) basis, the Fund returned 4.03%. During the same time period, the Index returned 4.33%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the semi-annual rebalances during the period.

During this same time period, the Benchmark Index returned 4.51%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market. The performance of the Fund differed from the Benchmark Index primarily due to the Fund’s thematic objective and proprietary weighting methodology.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection in the consumer discretionary and health care sectors.

For the fiscal year ended October 31, 2016, the consumer staples sector contributed most significantly to the Fund’s return, followed by the utilities and information technology sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the energy and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Wal-Mart Stores, Inc., a consumer staples company (portfolio average weight of 4.82%), and Chevron Corp., an energy company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included McKesson Corp., a health care company (portfolio average weight of 1.61%), and Citigroup, Inc., a financials company (portfolio average weight of 4.64%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Financials	41.9
Consumer Discretionary	15.5
Health Care	9.3
Consumer Staples	8.1
Information Technology	6.5
Industrials	6.2
Energy	5.8
Materials	3.0
Utilities	2.2
Telecommunication Services	1.5
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Bank of America Corp.	5.6
Citigroup, Inc.	5.2
JPMorgan Chase & Co.	5.2
Berkshire Hathaway, Inc., Class B	4.9
Wal-Mart Stores, Inc.	4.8
General Motors Co.	3.1
Ford Motor Co.	2.5
Morgan Stanley	2.3
MetLife, Inc.	2.2
Goldman Sachs Group, Inc. (The)	2.1
Total	37.9

*	Excluding money market fund holdings.

18

PowerShares S&P 500 Value Portfolio (SPVU) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

		Fund Inception†
Index	1 Year	Average Annualized	Cumulative
S&P 500® Enhanced Value Index	4.33%	5.42%	5.75%
S&P 500® Index	4.51	7.46	7.92
Fund
NAV Return	4.03	5.14	5.46
Market Price Return	3.86	5.06	5.37

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

19

EELV	Manager’s Analysis
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

As an index fund, the PowerShares S&P Emerging Markets Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets Low Volatility IndexTM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging Plus LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Emerging Plus LargeMidCap Index for inclusion in the Index. Historically, the S&P Emerging Plus LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Qatar, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, and the United Arab Emirates. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 2.39%. On a net asset value (“NAV”) basis, the Fund returned 2.12%. During the same time period, the Index returned 2.98%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses the Fund incurred as well as trading costs around rebalances during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 9.27%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 830 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad emerging markets equity benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the emerging equity market. The performance of the Fund trailed that of the Benchmark Index in part because the Fund follows an Index that employs a volatility-driven weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the

Benchmark Index during the period can be attributed to security selection within the financials sector.

For the fiscal year ended October 31, 2016, the information technology sector contributed most significantly to the Fund’s return, followed by the energy and utilities sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the industrials and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return included PT Telekomunikasi Indonesia Persero Tbk, a telecommunication services company (portfolio average weight of 0.51%), and Thai Beverage PCL, a consumer staples company (portfolio average weight of 0.52%). Positions that detracted most significantly from the Fund’s return included Total Access Communication PCL NVDR, a telecommunication services company (no longer held at fiscal year-end), and Cosco Shipping Ports Ltd., an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Financials	30.6
Industrials	12.0
Consumer Staples	11.5
Telecommunication Services	10.4
Information Technology	7.0
Materials	6.5
Utilities	6.5
Consumer Discretionary	6.3
Energy	5.0
Health Care	2.4
Real Estate	1.9
Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Telekom Malaysia Bhd	1.2
Public Bank Bhd	1.2
Banco de Chile	0.9
First Financial Holding Co. Ltd.	0.9
Chunghwa Telecom Co. Ltd.	0.9
Tenaga Nasional Bhd	0.8
Taiwan Cooperative Financial Holding Co. Ltd.	0.8
IHH Healthcare Bhd	0.8
Kuala Lumpur Kepong Bhd	0.7
Malayan Banking Bhd	0.7
Total	8.9

20

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P BMI Emerging Markets Low Volatility Index™ (Net)††	2.98%	(4.99)%	(14.24)%	0.97%	4.72%
MSCI Emerging Markets IndexSM (Net)††	9.27	(2.05)	(6.01)	1.45	7.13
Fund
NAV Return	2.12	(5.62)	(15.93)	0.05	0.26
Market Price Return	2.39	(5.75)	(16.28)	(0.22)	(1.06)

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through February 28, 2018. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% (0.29% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

21

EEMO	Manager’s Analysis
PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)

Effective after the close of markets on March 18, 2016 the Fund’s name changed from PowerShares S&P Emerging Markets High Beta Portfolio to PowerShares S&P Emerging Markets Momentum Portfolio and the underlying index changed from S&P BMI Emerging Markets High Beta IndexTM (Net) (the “Previous Index”) to S&P Momentum Emerging Plus LargeMidCap IndexTM (the “Index”). At that time, the Fund also changed its ticker symbol from EEHB to EEMO and changed its investment objective and investment policies.

As an index fund, the PowerShares S&P Emerging Markets Momentum Portfolio (the “Fund”) is passively managed and seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through March 18, 2016, the Previous Index. The Fund will invest at least 90% of its total assets in the securities of companies that comprise the Index and, through March 18, 2016, the Previous Index.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of constituents of the S&P Emerging LargeMidCap Index (the “Emerging LargeMidCap Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Emerging LargeMidCap Index. The Emerging LargeMidCap Index is composed of stocks that represent the top 85% of float-adjusted market capitalization companies in each emerging country represented in that index. The Index Provider first calculates the momentum score of each stock in the Emerging LargeMidCap Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score and selects the top 20% for inclusion in the Index. The Fund generally will invest in all the companies comprising the Index in proportion to their weighting in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 0.69%. On a net asset value (“NAV”) basis, the Fund returned 0.17%. During the same time period, the Blended-S&P Momentum Emerging Plus LargeMidCap IndexTM (Net) (a composite of the returns of the Previous Index through March 18, 2016, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned 2.80%. During the fiscal year, the Fund utilized a sampling methodology to achieve exposure for the Indian and Russian securities in the Blended-Index. The Fund’s performance (NAV basis) differed from the return of the Blended-Index primarily due to sampling of these

Indian and Russian securities, performance differences as a result of the Fund’s use of GDRs and ADRs, and the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 9.27%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 830 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the emerging market equities market.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the information technology sector during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its underweight position in the information technology and financials sectors compared to the Benchmark Index.

For the fiscal year ended October 31, 2016, the consumer staples sector contributed most significantly to the Fund’s return, followed by the energy and materials sectors. The industrials sector detracted most significantly from the Fund’s return, followed by the financials and health care sectors.

Positions that contributed most significantly to the Fund’s return included Sberbank of Russia PJSC ADR, a financials company (portfolio average weight of 2.72%), and Naspers Ltd. Class N, a consumer discretionary company (portfolio average weight of 3.84%). Positions that detracted most significantly from the Fund’s return included Piraeus Bank S.A., a financials company (no longer held at fiscal year-end), and National Bank of Greece S.A., a financials company (no longer held at fiscal year-end).

22

PowerShares S&P Emerging Markets Momentum Portfolio (EEMO) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Information Technology	36.2
Consumer Discretionary	12.0
Financials	11.1
Consumer Staples	9.1
Telecommunication Services	5.7
Materials	5.2
Industrials	4.8
Utilities	4.6
Energy	4.2
Real Estate	3.0
Health Care	2.1
Investment Companies	2.0
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Taiwan Semiconductor Manufacturing Co. Ltd.	8.3
Tencent Holdings Ltd.	7.9
Samsung Electronics Co. Ltd.	6.9
Naspers Ltd., Class N	4.0
Sberbank of Russia PJSC ADR	3.9
Naver Corp.	2.2
PT Telekomunikasi Indonesia Persero Tbk	2.0
PowerShares India Portfolio	1.9
NetEase, Inc. ADR	1.8
Chunghwa Telecom Co. Ltd.	1.7
Total	40.6

*	Excluding money market fund holdings.

23

PowerShares S&P Emerging Markets Momentum Portfolio (EEMO) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Blended—S&P Momentum Emerging Plus LargeMidCap IndexTM (Net)††,†††	2.80%	(6.96)%	(19.47)%	(6.31)%	(26.29)%
S&P Momentum Emerging Plus LargeMidCap IndexTM (Net)††,†††	N/A	N/A	N/A	N/A	N/A
S&P BMI Emerging Markets High Beta Index™ (Net)†††	14.37	(3.60)	(10.40)	(4.15)	(18.00)
MSCI Emerging Markets IndexSM (Net)†††	9.27	(2.05)	(6.01)	(0.98)	(4.50)
Fund
NAV Return	0.17	(8.68)	(23.84)	(7.64)	(31.08)
Market Price Return	0.69	(8.45)	(23.26)	(7.84)	(31.79)

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through February 28, 2018. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% (0.29% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index, Index, Previous Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index, Previous Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index, Previous Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index, Index, Previous Index and Benchmark Index returns are based on the inception date of the Fund.

††	“1 Year”, “3 Years”, “5 Years” and “Fund Inception” performance for the Index is not available because the Index did not commence until February 16, 2016. The Blended-Index is comprised of the performance of the Previous Index from Fund inception through the conversion date, March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through October 31, 2016.

†††	Reflects reinvested dividends net of withholding taxes.

24

IDLV	Manager’s Analysis
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

As an index fund, the PowerShares S&P International Developed Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed Low Volatility IndexTM (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex US and South Korea LargeMidCap Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Developed ex US and South Korea LargeMidCap Index for inclusion in the Index. Historically, the S&P Developed ex US and South Korea LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 2.07%. On a net asset value (“NAV”) basis, the Fund returned 1.56%. During the same time period, the Index returned 1.69%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (3.23)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad equity benchmark of developed countries.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international developed country equity markets. The performance of the Fund differed from the Benchmark Index in part because the Fund employs a volatility driven weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the health care sector during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to security selection within the financials sector. For the fiscal year ended October 31, 2016, the real estate sector contributed most significantly to the Fund’s return, followed by the materials and consumer staples sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the telecommunication services and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return included HK Electric Investments & HK Electric Investments Ltd., a utilities company (portfolio average weight of 0.78%), and Saputo, Inc., a consumer staples company (portfolio average weight of 0.50%). Positions that detracted most significantly from the Fund’s return included Next PLC, a consumer discretionary company (no longer held at fiscal year-end), and Sky PLC, a consumer discretionary company (portfolio average weight of 0.45%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Financials	18.9
Industrials	18.5
Real Estate	16.0
Utilities	12.4
Consumer Staples	11.7
Telecommunication Services	6.2
Consumer Discretionary	5.8
Health Care	4.6
Information Technology	4.0
Materials	1.8
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
MAN SE	1.2
BCE, Inc.	0.8
Emera, Inc.	0.7
CLP Holdings Ltd.	0.7
Toronto-Dominion Bank (The)	0.7
First Capital Realty, Inc.	0.7
Venture Corp. Ltd.	0.7
Sofina SA	0.6
Bank of Montreal	0.6
Thomson Reuters Corp.	0.6
Total	7.3

*	Excluding money market fund holdings.

25

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P BMI International Developed Low Volatility Index™ (Net)††	1.69%	1.01%	3.06%	6.81%	37.20%
MSCI EAFE® Index (Net)††	(3.23)	(1.31)	(3.87)	6.47	35.10
Fund
NAV Return	1.56	0.88	2.67	6.66	36.26
Market Price Return	2.07	0.80	2.43	6.60	35.89

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through February 28, 2018. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% (0.25% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Reflects reinvested dividends net of withholding taxes.

26

IDMO	Manager’s Analysis
PowerShares S&P International Developed Momentum Portfolio (IDMO)

Effective after the close of markets on March 18, 2016, the Fund’s name changed from PowerShares S&P International Developed High Beta Portfolio to PowerShares S&P International Developed Momentum Portfolio and the underlying index changed from S&P BMI International Developed High Beta IndexTM (Net) (the “Previous Index”) to S&P Momentum Developed ex-U.S. and South Korea LargeMidCap IndexTM (Net) (the “Index”). At that time, the Fund also changed its ticker symbol from IDHB to IDMO and changed its investment objective and investment policies.

As an index fund, PowerShares S&P International Developed Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through March 18, 2016, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities of companies that comprise the Index and, through March 18, 2016, the Previous Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P Developed ex-U.S. & South Korea LargeMidCap Index (the “Developed ex-U.S. & South Korea Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Developed ex-U.S. & South Korea Index. The Developed ex-U.S. & South Korea Index is composed of stocks that represent the top 85% of float-adjusted market capitalization companies in each developed country (excluding the United States and South Korea) represented in that index. In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Developed ex-U.S. & South Korea Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score and selects the top 20% for inclusion in the Index. The Index uses a modified market capitalization-weighted strategy, as the Index Provider weights component securities by multiplying their market capitalization and their momentum score. The Fund generally will invest in all of the securities comprising the Index in proportion to their weighting in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned (6.77)%. On a net asset value (“NAV”) basis, the Fund returned (6.92)%. During the same time period,

the Blended—S&P Momentum Developed ex-U.S. and South Korea LargeMidCap IndexTM (Net) (a composite of the returns of the previous Index through March 18, 2016, and of the Index for the remainder for the fiscal year, referred to herein as the “Blended-Index”) returned (6.29)%. During the fiscal year, the Fund fully replicated the components of the Blended-Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Blended-Index primarily due to fees and expenses that the Fund incurred during the period as well as trading expenses incurred as part of the semi-annual rebalance process.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (3.23)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 930 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the international equity market.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the financials sector during the fiscal year ended October 31, 2016. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its underweight position in the financials and energy sectors compared to the Benchmark Index.

For the fiscal year ended October 31, 2016, the materials sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors. The financials sector detracted most significantly from the Fund’s return, followed by the energy and health care sectors.

Positions that contributed most significantly to the Fund’s return included Teck Resources Ltd., Class B, a materials company (portfolio average weight of 0.40%), and Glencore PLC, a materials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Novo Nordisk A/S, Class B, a health care company (no longer held at fiscal year-end), and Banca Monte dei Paschi di Siena SpA, a financials company (no longer held at fiscal year-end).

27

PowerShares S&P International Developed Momentum Portfolio (IDMO) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Consumer Staples	21.7
Industrials	15.0
Health Care	12.1
Materials	10.0
Consumer Discretionary	8.4
Utilities	7.6
Information Technology	7.3
Real Estate	6.6
Financials	5.7
Energy	3.3
Telecommunication Services	2.2
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
British American Tobacco PLC	5.5
GlaxoSmithKline PLC	4.4
SAP SE	3.1
Diageo PLC	2.9
National Grid PLC	2.8
Toronto-Dominion Bank (The)	2.7
AstraZeneca PLC	2.4
Adidas AG	2.3
Reckitt Benckiser Group PLC	2.3
Unilever PLC	2.2
Total	30.6

28

PowerShares S&P International Developed Momentum Portfolio (IDMO) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
Blended—S&P Momentum Developed ex-U.S. and South Korea LargeMidCap IndexTM (Net)††,†††	(6.29)%	(4.46)%	(12.80)%	1.03%	4.89%
S&P Momentum Developed ex-U.S. and South Korea LargeMidCap IndexTM (Net)††,†††	N/A	N/A	N/A	N/A	N/A
S&P BMI International Developed High Beta Index™ (Net)†††	(1.20)	(2.76)	(8.07)	2.17	10.59
MSCI EAFE® Index (Net)†††	(3.23)	(1.31)	(3.87)	4.20	21.22
Fund
NAV Return	(6.92)	(4.79)	(13.71)	0.58	2.76
Market Price Return	(6.77)	(5.01)	(14.28)	0.36	1.68

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through February 28, 2018. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.36% (0.26% after fee waiver) includes the unitary management fee of 0.35% and other expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index, Index, Previous Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index, Previous Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index, Previous Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index, Index, Previous Index and Benchmark Index returns are based on the inception date of the Fund.

††	“1 Year”, “3 Years”, “5 Years” and “Fund Inception” performance for the Index is not available because the Index did not commence until February 16, 2016. The Blended-Index is comprised of the performance of the Previous Index from Fund inception through the conversion date, March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through October 31, 2016.

†††	Reflects reinvested dividends net of withholding taxes.

29

XMLV	Manager’s Analysis
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

As an index fund, the PowerShares S&P MidCap Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P MidCap 400® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, S&P DJI selects 80 securities from the S&P MidCap 400® Index (the “Benchmark Index”) for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI weights the 80 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 12.89%. On a net asset value (“NAV”) basis, the Fund returned 12.96%. During the same time period, the Index returned 13.34%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses incurred during the period.

During this same time period, the Benchmark Index returned 6.26%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 mid cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based mid cap market benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. mid cap equity market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 80 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the real estate sector and most underweight in the information technology sector during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to allocation to the real estate sector and energy sector, and stock selection within the industrials sector.

For the fiscal year ended October 31, 2016, the real estate sector contributed most significantly to the Fund’s return, followed by the utilities and financials sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the consumer staples sector.

Positions that contributed most significantly to the Fund’s return included Endurance Specialty Holdings Ltd., a financials company (portfolio average weight of 1.46%), and Copart, Inc., an industrials company (portfolio average weight of 1.40%). Positions that detracted most significantly from the Fund’s return included Kilroy Realty Corp. REIT, a financials company (no longer held at fiscal year-end), and John Wiley & Sons, Inc., Class A, a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Real Estate	28.6
Financials	20.1
Utilities	17.1
Industrials	8.4
Materials	7.3
Information Technology	7.2
Consumer Discretionary	5.5
Health Care	4.6
Consumer Staples	1.2
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2016
Security
Endurance Specialty Holdings Ltd.	2.1
RenaissanceRe Holdings Ltd.	1.9
Everest Re Group Ltd.	1.6
American Financial Group, Inc.	1.6
IDACORP, Inc.	1.5
Post Properties, Inc.	1.4
Atmos Energy Corp.	1.4
W.R. Berkley Corp.	1.4
Brown & Brown, Inc.	1.4
Alleghany Corp.	1.4
Total	15.7

30

PowerShares S&P MidCap Low Volatility Portfolio (XMLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P MidCap 400® Low Volatility Index	13.34%	12.97%	44.16%	14.20%	63.55%
S&P MidCap 400® Index	6.26	7.06	22.70	10.18	43.24
Fund
NAV Return	12.96	12.64	42.92	13.86	61.82
Market Price Return	12.89	12.62	42.85	13.88	61.89

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

31

XSLV	Manager’s Analysis
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

As an index fund, the PowerShares S&P SmallCap Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects for inclusion in the Index the 120 securities from the S&P SmallCap 600® Index (the “Benchmark Index”) that it has determined have the lowest realized volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI weights the 120 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the index.

For the fiscal year ended October 31, 2016, on a market price basis, the Fund returned 12.99%. On a net asset value (“NAV”) basis, the Fund returned 12.90%. During the same time period, the Index returned 13.16%. During the fiscal year, the Fund fully replicated the component of the index; therefore, the fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 6.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small cap securities. The adviser provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based small cap market benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap equity market. The performance of the Fund differed from the Benchmark Index in part because the Fund attempts to track an Index that is a subset of the Benchmark Index, consisting of the 120 securities within the Benchmark Index that have the lowest realized volatility over the past 12 months.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2016. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection within the financials and real estate sectors.

For the fiscal year ended October 31, 2016, the financials sector contributed most significantly to the Fund’s return, followed by the real estate and utilities sectors, respectively. The telecommunication services sector detracted most significantly from the Fund’s return, followed by the health care sector.

Positions that contributed most significantly to the Fund’s return included Agree Realty Corp. REIT, a financials company (portfolio average weight of 1.02%), and Getty Realty Corp. REIT, a financials company (portfolio average weight of 1.14%). Positions that detracted most significantly from the Fund’s return included Moog, Inc., Class A, an industrials company (no longer held at fiscal year-end), and OSI Systems, Inc., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2016
Financials	33.8
Industrials	15.9
Real Estate	15.2
Consumer Discretionary	10.2
Utilities	7.5
Information Technology	6.9
Materials	3.8
Consumer Staples	3.6
Health Care	2.2
Telecommunication Services	0.8
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2016
Security
Northfield Bancorp, Inc.	1.3
ProAssurance Corp.	1.3
Getty Realty Corp.	1.2
Spire, Inc.	1.1
Northwest Bancshares, Inc.	1.1
PS Business Parks, Inc.	1.1
J & J Snack Foods Corp.	1.1
G&K Services, Inc., Class A	1.1
Infinity Property & Casualty Corp.	1.1
Provident Financial Services, Inc.	1.1
Total	11.5

*	Excluding money market fund holdings.

32

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2016

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility Index	13.16%	10.96%	36.61%	14.24%	63.77%
S&P SmallCap 600® Index	6.35	6.13	19.55	10.94	46.91
Fund
NAV Return	12.90	10.64	35.43	13.90	62.01
Market Price Return	12.99	10.62	35.36	13.89	61.93

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

33

Schedule of Investments

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.8%
	Australia—5.0%
43,673	Adelaide Brighton Ltd.	$177,796
14,132	Amcor Ltd.	158,080
24,473	APA Group	148,237
4,421	ASX Ltd.	158,553
52,223	Aurizon Holdings Ltd.	193,927
131,463	AusNet Services	150,055
18,352	Brambles Ltd.	161,016
6,757	Caltex Australia Ltd.	158,006
7,751	CIMIC Group Ltd.	174,525
23,127	Coca-Cola Amatil Ltd.	167,890
23,272	Dexus Property Group REIT	158,317
85,975	DUET Group	155,706
35,776	DuluxGroup Ltd.	175,321
6,227	Flight Centre Travel Group Ltd.	160,491
29,790	Goodman Group REIT	153,920
42,422	GPT Group (The) REIT	150,429
42,030	Harvey Norman Holdings Ltd.	161,513
73,903	Healthscope Ltd.	124,283
80,525	Incitec Pivot Ltd.	180,763
40,814	Macquarie Atlas Roads Group	146,591
9,573	Magellan Financial Group Ltd.	155,089
84,059	Medibank Private Ltd.	165,029
97,472	Mirvac Group REIT	155,018
10,193	Newcrest Mining Ltd.	174,983
72,947	Orora Ltd.	160,976
35,392	OZ Minerals Ltd.	180,441
2,768	Ramsay Health Care Ltd.	154,519
3,918	REA Group Ltd.	152,469
45,497	Scentre Group REIT	145,754
289,891	Seven West Media Ltd.	150,003
97,885	Shopping Centres Australasia Property Group REIT	163,123
9,830	Sonic Healthcare Ltd.	153,268
38,878	Star Entertainment Group Ltd. (The)	147,625
47,326	Stockland REIT	159,176
17,789	Suncorp Group Ltd.	162,032
31,059	Sydney Airport	147,951
45,505	Tabcorp Holdings Ltd.	167,595
59,347	Tatts Group Ltd.	183,350
43,636	Telstra Corp. Ltd.	165,360
18,549	TPG Telecom Ltd.	106,708
20,029	Transurban Group	158,355
20,143	Treasury Wine Estates Ltd.	164,621
68,313	Vicinity Centres REIT	149,190
29,404	Vocus Communications Ltd.	127,761
5,402	Wesfarmers Ltd.	168,578
22,124	Westfield Corp. REIT	149,834

		7,284,227

	Austria—0.4%
29,799	Telekom Austria AG, Class A	170,972
8,651	Vienna Insurance Group AG Wiener Versicherung Gruppe	170,414
5,142	voestalpine AG	181,669

		523,055

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Belgium—1.3%
1,451	Ackermans & van Haaren NV	$201,289
4,925	Ageas	179,645
6,690	bpost SA	177,729
3,103	Colruyt SA	166,555
2,876	KBC Groep NV(a)	175,005
5,612	Proximus SADP	160,441
1,244	Sofina SA	173,596
1,583	Solvay SA	181,424
3,698	Telenet Group Holding NV(a)	197,681
2,074	UCB SA	140,253
2,888	Umicore SA	175,355

		1,928,973

	Canada—4.1%
3,407	Agnico Eagle Mines Ltd.	173,165
1,793	Agrium, Inc.	164,725
3,295	Alimentation Couche-Tard, Inc., Class B	165,654
2,563	Bank of Montreal	163,237
3,638	BCE, Inc.	165,417
5,118	Brookfield Asset Management, Inc., Class A	179,364
2,140	Canadian Imperial Bank of Commerce	160,470
2,647	Canadian National Railway Co.	166,532
1,685	Canadian Tire Corp. Ltd., Class A	163,917
5,930	Canadian Utilities Ltd., Class A	169,593
3,493	CGI Group, Inc., Class A(a)	166,043
8,683	CI Financial Corp.	159,893
393	Constellation Software, Inc.	184,250
4,315	Enbridge, Inc.	186,476
306	Fairfax Financial Holdings Ltd.	156,841
5,403	Fortis, Inc.	177,984
2,443	Franco-Nevada Corp.	160,023
1,975	George Weston Ltd.	161,065
7,119	Great-West Lifeco, Inc.	178,951
5,625	Imperial Oil Ltd.	182,569
2,342	Intact Financial Corp.	159,331
7,818	Inter Pipeline Ltd.	162,222
3,126	Loblaw Cos. Ltd.	154,358
4,289	Magna International, Inc.	176,232
12,464	Manulife Financial Corp.	180,694
5,006	Metro, Inc.	154,858
5,652	Pembina Pipeline Corp.	173,788
8,044	Power Corp. of Canada	172,674
7,379	Power Financial Corp.	174,530
8,228	RioCan Real Estate Investment Trust REIT	160,109
3,970	Rogers Communications, Inc., Class B	159,837
5,123	Saputo, Inc.	184,241
5,387	Sun Life Financial, Inc.	180,431
5,267	TELUS Corp.	170,674
3,811	Toronto-Dominion Bank (The)	173,055
2,264	Waste Connections, Inc.	170,039

		6,093,242

	China—0.4%
15,207	AAC Technologies Holdings, Inc.	145,111
1,546,579	Semiconductor Manufacturing International Corp.(a)	187,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
238,653	Uni-President China Holdings Ltd.	$161,567
258,018	Want Want China Holdings Ltd.	157,376

		651,522

	Denmark—1.1%
2,806	Chr. Hansen Holding A/S	167,794
2,268	Coloplast A/S, Class B	158,015
5,801	Danske Bank A/S	178,830
3,438	DSV A/S	166,374
4,262	ISS A/S	167,311
3,599	Jyske Bank A/S	163,081
1,369	Pandora A/S	177,930
8,531	Tryg A/S	166,443
2,057	Vestas Wind Systems A/S	164,744
8,147	William Demant Holding A/S(a)	151,507

		1,662,029

	Finland—1.0%
4,835	Elisa Oyj	162,714
3,915	Kesko Oyj, Class B	194,325
3,386	Kone Oyj, Class B	155,633
4,091	Neste Oyj	176,377
4,711	Nokian Renkaat Oyj	157,869
4,495	Orion Oyj, Class B	191,135
3,964	Sampo Oyj, Class A	181,505
4,135	Wartsila Oyj Abp	178,592

		1,398,150

	France—6.1%
4,510	Accor SA	170,984
1,673	Aeroports de Paris	168,741
1,617	Air Liquide SA	164,281
6,433	Alstom SA(a)	172,559
1,736	Atos SE	180,062
1,128	bioMerieux	164,209
47,120	Bollore SA	154,959
5,367	Bouygues SA	174,764
7,938	Bureau Veritas SA	149,755
1,747	Capgemini SA	144,549
1,002	Christian Dior SE	193,043
3,879	Cie de Saint-Gobain	171,979
1,602	Cie Generale des Etablissements Michelin	173,205
10,576	CNP Assurances	183,002
2,239	Danone SA	154,823
2,056	Dassault Systemes	162,588
2,175	Eiffage SA	160,793
1,364	Essilor International SA	153,110
2,061	Euler Hermes Group	178,595
2,805	Eurazeo SA	161,214
8,756	Eutelsat Communications SA	183,328
1,823	Fonciere des Regions REIT	159,130
1,087	Gecina SA REIT	158,240
15,474	Groupe Eurotunnel SE	144,708
412	Hermes International	166,698
825	Iliad SA	172,824
2,450	Imerys SA	170,165
1,582	Ingenico Group	125,035

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
2,657	Ipsen SA	$183,378
4,951	JCDecaux SA	151,177
6,979	Lagardere SCA	177,489
902	L’Oreal SA	161,219
1,021	LVMH Moet Hennessy Louis Vuitton SE	185,287
11,144	Orange SA	175,300
1,961	Orpea	163,029
2,294	Publicis Groupe SA	157,168
1,958	Remy Cointreau SA	158,616
2,435	Safran SA	167,175
2,209	Sanofi	171,830
2,455	Sartorius Stedim Biotech	165,319
5,787	SCOR SE	187,076
1,166	Societe BIC SA	161,433
1,472	Sodexo SA	170,720
11,406	Suez	180,360
2,882	Technip SA	190,882
1,648	Teleperformance	173,915
1,966	Thales SA	184,846
3,571	Total SA	171,143
629	Unibail-Rodamco SE REIT	149,624
3,335	Valeo SA	191,931
8,075	Veolia Environnement SA	175,974
2,243	Vinci SA	162,230
8,778	Vivendi SA	177,246

		8,911,710

	Germany—4.8%
1,029	Adidas AG	168,522
1,143	Allianz SE	177,920
3,343	Axel Springer SE	167,161
2,093	BASF SE	184,236
1,591	Bayer AG	157,471
1,855	Beiersdorf AG	163,083
3,128	Brenntag AG	166,971
2,004	Deutsche Boerse AG(a)	155,708
14,607	Deutsche Lufthansa AG	186,462
5,377	Deutsche Post AG	166,395
10,190	Deutsche Telekom AG	165,823
4,536	Deutsche Wohnen AG-BR	147,779
5,061	Evonik Industries AG	157,892
2,177	Fielmann AG	150,775
3,050	Fraport AG Frankfurt Airport Services Worldwide	180,778
1,952	Fresenius Medical Care AG & Co. KGaA	158,793
2,363	Fresenius SE & Co. KGaA	174,173
1,263	FUCHS PETROLUB SE	49,856
2,576	FUCHS PETROLUB SE (Preference Shares)	115,000
3,171	GEA Group AG	122,444
1,687	Hannover Rueck SE	187,795
559	Henkel AG & Co. KGaA	61,461
822	Henkel AG & Co. KGaA (Preference Shares)	105,336
1,271	HOCHTIEF AG	173,253
2,787	HUGO BOSS AG	174,783
8,176	K+S AG	165,179
2,998	KION Group AG	180,818
1,768	LEG Immobilien AG	148,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
999	Linde AG	$164,594
1,636	MAN SE	167,072
1,672	MTU Aero Engines AG	174,267
954	Muenchener Rueckversicherungs-Gesellschaft AG	184,684
3,293	Osram Licht AG	186,446
3,957	ProSiebenSat.1 Media SE	170,297
351	Rational AG	181,802
2,152	Sartorius AG (Preference Shares)	168,835
6,520	Suedzucker AG	166,816
2,313	Symrise AG	158,495
5,824	Talanx AG	180,515
12,208	TUI AG	154,562
4,196	United Internet AG	171,981
4,371	Vonovia SE	153,735
3,440	Wirecard AG	162,961
4,513	Zalando SE(a)(b)	197,837

		7,059,688

	Hong Kong—4.8%
27,161	AIA Group Ltd.	171,445
21,826	ASM Pacific Technology Ltd.	210,665
618,487	Brightoil Petroleum Holdings Ltd.	178,651
48,947	Cafe de Coral Holdings Ltd.	172,943
265,806	Champion REIT	151,158
20,816	Cheung Kong Infrastructure Holdings Ltd.	170,584
243,512	Chow Tai Fook Jewellery Group Ltd.	172,707
13,576	CK Hutchison Holdings Ltd.	167,974
16,554	CLP Holdings Ltd.	168,425
91,937	Dah Sing Banking Group Ltd.	166,450
229,578	First Pacific Co. Ltd.	174,074
1,829,445	Global Brands Group Holding Ltd.(a)	207,601
9,638	Hang Seng Bank Ltd.	174,121
88,828	Hong Kong & China Gas Co. Ltd.	174,108
26,166	Hongkong Land Holdings Ltd.	175,312
290,255	Hopewell Highway Infrastructure Ltd.	155,330
48,969	Hopewell Holdings Ltd.	171,758
399,392	Hutchison Port Holdings Trust	177,729
492,686	Hutchison Telecommunications Hong Kong Holdings Ltd.	158,832
35,462	Hysan Development Co. Ltd.	163,709
2,932	Jardine Matheson Holdings Ltd.	178,588
5,273	Jardine Strategic Holdings Ltd.	185,030
63,168	Johnson Electric Holdings Ltd.	152,812
123,723	Kerry Logistics Network Ltd.	164,329
332,191	Li & Fung Ltd.	163,636
112,900	Lifestyle International Holdings Ltd.	151,410
23,466	Link REIT	167,337
30,939	MTR Corp. Ltd.	171,355
96,268	NWS Holdings Ltd.	170,567
267,511	PCCW Ltd.	159,371
18,430	Power Assets Holdings Ltd.	173,371
411,016	Sa Sa International Holdings Ltd.	188,154
98,929	Sino Land Co. Ltd.	168,393
263,924	Sun Art Retail Group Ltd.	186,163
15,671	Swire Pacific Ltd., Class A	162,977
60,266	Swire Properties Ltd.	173,302

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
41,678	Techtronic Industries Co. Ltd.	$156,934
47,745	Television Broadcasts Ltd.	173,006
239,493	Texwinca Holdings Ltd.	168,003
15,173	VTech Holdings Ltd.	186,267
40,611	Yue Yuen Industrial Holdings Ltd.	154,749

		7,019,330

	Indonesia—0.1%
643,254	Golden Agri-Resources Ltd.	177,924

	Ireland—0.4%
5,133	CRH PLC	165,696
8,940	Glanbia PLC	145,433
2,002	Kerry Group PLC, Class A	145,150
1,436	Paddy Power Betfair PLC	148,497

		604,776

	Israel—2.7%
15,814	Airport City Ltd.(a)	171,905
18,619	Alony Hetz Properties & Investments Ltd. REIT	159,978
37,929	Amot Investments Ltd.	158,206
3,908	Azrieli Group Ltd.	166,263
31,735	Bank Hapoalim BM	182,939
45,458	Bank Leumi Le-Israel BM(a)	171,383
84,957	Bezeq The Israeli Telecommunication Corp. Ltd.	154,178
19,454	Delek Automotive Systems Ltd.	166,139
326	Delek Energy Systems Ltd.(a)	168,657
1,775	Elbit Systems Ltd.	175,619
13,570	First International Bank of Israel Ltd.	174,541
3,217	Frutarom Industries Ltd.	170,034
47,247	Harel Insurance Investments & Financial Services Ltd.	182,557
40,142	Israel Chemicals Ltd.	142,771
926	Israel Corp. Ltd. (The)(a)	137,910
94,073	Israel Discount Bank Ltd., Class A(a)	172,656
4,061	Melisron Ltd.	172,032
14,081	Mizrahi Tefahot Bank Ltd.	183,313
2,492	Nice Ltd.	165,260
465,599	Oil Refineries Ltd.(a)	164,142
1,046	Paz Oil Co. Ltd.	163,244
99,561	Shikun & Binui Ltd.	172,645
10,861	Strauss Group Ltd.	170,803
10,845	Tower Semiconductor Ltd.(a)	167,700

		4,014,875

	Italy—1.3%
6,618	Atlantia SpA	161,851
15,644	Davide Campari-Milano SpA	157,342
38,550	Enel SpA	165,654
27,997	Finecobank Banca Fineco SpA	163,273
3,584	Luxottica Group SpA	178,170
65,039	Parmalat SpA	171,538
56,519	Prada SpA	198,239
5,707	Recordati SpA	161,280
7,564	Salvatore Ferragamo SpA	184,821
30,700	Snam SpA	161,603

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Italy (continued)
32,939	Terna-Rete Elettrica Nationale SpA	$161,113

		1,864,884

	Japan—35.2%
40,433	77 Bank Ltd. (The)	182,763
2,682	ABC-Mart, Inc.	163,087
35,507	ACOM Co. Ltd.(a)	163,538
7,625	Adastria Co. Ltd.	199,686
11,321	Advantest Corp.	161,921
12,015	AEON Mall Co. Ltd.	178,364
52,865	Aiful Corp.(a)	160,982
3,030	Ain Holdings, Inc.	204,432
7,973	Ajinomoto Co., Inc.	177,275
9,097	Alfresa Holdings Corp.	192,354
62,619	ANA Holdings, Inc.	175,906
5,237	Aoyama Trading Co. Ltd.	184,393
48,105	Aozora Bank Ltd.	158,847
3,654	Ariake Japan Co. Ltd.	204,111
26,903	Asahi Glass Co. Ltd.	188,169
5,238	Asahi Group Holdings Ltd.	186,970
3,858	Asahi Intecc Co. Ltd.	167,045
20,300	Asahi Kasei Corp.	183,093
4,679	ASKUL Corp.	192,574
11,016	Astellas Pharma, Inc.	163,481
12,261	Autobacs Seven Co. Ltd.	174,315
5,817	Azbil Corp.	172,708
6,210	Bandai Namco Holdings, Inc.	186,149
21,465	Bic Camera, Inc.	184,858
4,976	Bridgestone Corp.	185,384
4,718	Calbee, Inc.	171,057
21,543	Calsonic Kansei Corp.	269,582
9,630	Canon Marketing Japan, Inc.	166,327
5,922	Canon, Inc.	170,021
7,804	Capcom Co. Ltd.	201,626
11,975	Casio Computer Co. Ltd.	167,059
1,047	Central Japan Railway Co.	177,995
21,389	Chiyoda Corp.	186,646
12,489	Chubu Electric Power Co., Inc.	183,559
5,376	Chugai Pharmaceutical Co. Ltd.	183,148
13,737	Chugoku Bank Ltd. (The)	184,319
14,095	Chugoku Electric Power Co., Inc. (The)	164,711
9,674	Coca-Cola East Japan Co. Ltd.	213,208
7,526	Coca-Cola West Co. Ltd.	222,375
11,305	Colopl, Inc.	162,768
8,994	COMSYS Holdings Corp.	158,423
16,962	Cookpad, Inc.	161,251
979	Cosmos Pharmaceutical Corp.	213,063
6,278	CyberAgent, Inc.	182,512
17,035	Dai Nippon Printing Co. Ltd.	170,861
9,715	Daifuku Co. Ltd.	175,838
7,393	Daiichi Sankyo Co. Ltd.	177,711
4,390	Daiichikosho Co. Ltd.	190,706
106,675	Daikyo, Inc.	228,404
43,958	Daishi Bank Ltd. (The)	189,076
1,210	Daito Trust Construction Co. Ltd.	202,367
6,511	Daiwa House Industry Co. Ltd.	178,815
29,602	Daiwa Securities Group, Inc.	176,820

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
5,679	DeNA Co. Ltd.	$182,662
5,204	Don Quijote Holdings Co. Ltd.	197,840
1,985	East Japan Railway Co.	174,860
2,955	Eisai Co. Ltd.	188,348
6,971	Electric Power Development Co. Ltd.	162,326
3,439	Ezaki Glico Co. Ltd.	195,374
2,423	Familymart UNY Holdings Co. Ltd.	151,718
1,045	FANUC Corp.	195,704
3,237	FP Corp.	174,349
4,568	FUJIFILM Holdings Corp.	172,792
8,360	Fujitsu General Ltd.	191,886
29,895	Fukuyama Transporting Co. Ltd.	170,121
5,285	Glory Ltd.	174,767
3,655	Gmo Payment Gateway, Inc.	167,994
33,431	Gree, Inc.	185,471
43,739	GS Yuasa Corp.	188,966
71,360	GungHo Online Entertainment, Inc.(c)	180,632
12,406	H2O Retailing Corp.	184,169
32,060	Hachijuni Bank Ltd. (The)	174,814
15,636	Hakuhodo DY Holdings, Inc.	187,927
5,434	Hamamatsu Photonics K.K.	164,439
5,229	Hankyu Hanshin Holdings, Inc.	173,164
7,930	Heiwa Corp.	186,393
1,950	Hikari Tsushin, Inc.	178,884
1,354	Hirose Electric Co. Ltd.	178,841
6,763	HIS Co. Ltd.	184,577
3,771	Hisamitsu Pharmaceutical Co., Inc.	201,316
12,425	Hokuhoku Financial Group, Inc.	179,130
14,174	Hokuriku Electric Power Co.	160,913
3,655	Horiba Ltd.	174,602
2,138	Hoshizaki Corp.	192,875
7,834	House Foods Group, Inc.	174,818
17,924	Hulic Co. Ltd.	170,737
41,685	Ichigo, Inc.	180,886
5,629	Ito EN Ltd.	205,158
14,315	ITOCHU Corp.	180,972
6,962	ITOCHU Techno-Solutions Corp.	171,789
17,865	Itoham Yonekyu Holdings, Inc.(a)	170,345
26,287	Iyo Bank Ltd. (The)	161,597
4,353	Izumi Co. Ltd.	201,319
5,582	Japan Airlines Co. Ltd.	164,456
4,416	Japan Tobacco, Inc.	167,840
61,388	Juroku Bank Ltd. (The)	185,183
7,483	Kagome Co. Ltd.	196,038
25,712	Kajima Corp.	173,477
10,135	Kakaku.com, Inc.	170,227
3,014	Kaken Pharmaceutical Co. Ltd.	189,872
19,413	Kamigumi Co. Ltd.	165,708
19,035	Kandenko Co. Ltd.	187,479
19,745	Kansai Electric Power Co., Inc. (The)(a)	188,741
3,304	Kao Corp.	169,940
5,778	KDDI Corp.	175,509
26,881	Keihan Holdings Co. Ltd.	181,364
18,719	Keikyu Corp.	188,642
20,234	Keio Corp.	167,518
7,043	Keisei Electric Railway Co. Ltd.	170,035
41,889	Keiyo Bank Ltd. (The)	176,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
6,166	Kewpie Corp.	$175,149
271	Keyence Corp.	198,727
5,242	Kikkoman Corp.	166,860
15,479	Kinden Corp.	186,482
44,815	Kintetsu Group Holdings Co. Ltd.	180,821
7,002	Kissei Pharmaceutical Co. Ltd.	183,104
3,663	Kobayashi Pharmaceutical Co. Ltd.	191,368
7,270	Komeri Co. Ltd.	177,590
4,831	Konami Holdings Corp.	190,555
10,690	K’s Holdings Corp.	185,042
11,809	Kuraray Co. Ltd.	179,127
7,396	Kurita Water Industries Ltd.	175,038
4,699	Kusuri NO Aoki Co. Ltd.	239,679
3,631	Kyocera Corp.	176,566
8,416	KYORIN Holdings, Inc.	188,206
11,963	Kyowa Hakko Kirin Co. Ltd.	182,715
5,330	Kyudenko Corp.	171,690
28,625	Kyushu Financial Group, Inc.	190,407
2,453	Lawson, Inc.	186,277
25,595	Leopalace21 Corp.	166,598
9,035	Lintec Corp.	196,890
12,558	Lion Corp.	205,426
8,360	LIXIL Group Corp.	191,965
5,663	M3, Inc.	172,447
2,381	Makita Corp.	164,723
34,498	Marubeni Corp.	181,444
19,003	Matsui Securities Co. Ltd.	152,082
3,835	Matsumotokiyoshi Holdings Co. Ltd.	197,434
5,535	Megmilk Snow Brand Co. Ltd.	192,515
1,911	MEIJI Holdings Co. Ltd.	190,582
9,715	MISUMI Group, Inc.	177,225
9,461	Mitsubishi Estate Co. Ltd.	187,401
5,912	Mitsubishi Shokuhin Co. Ltd.	194,094
9,154	Mitsubishi Tanabe Pharma Corp.	178,228
8,560	Mitsui Fudosan Co. Ltd.	194,725
8,985	Miura Co. Ltd.	155,015
2,467	Mochida Pharmaceutical Co. Ltd.	193,209
35,251	Nagoya Railroad Co. Ltd.	185,841
37,117	Nankai Electric Railway Co. Ltd.	168,481
66,731	NEC Corp.	178,440
8,158	NH Foods Ltd.	195,168
18,028	NHK Spring Co. Ltd.	169,841
8,700	Nichirei Corp.	190,334
7,448	Nihon Kohden Corp.	181,655
6,151	Nihon M&a Center, Inc.	199,892
11,501	Nikon Corp.	173,689
10,002	Nippo Corp.	193,025
33,548	Nippon Electric Glass Co. Ltd.	182,290
35,541	Nippon Express Co. Ltd.	175,532
15,436	Nippon Kayaku Co. Ltd.	177,885
3,662	Nippon Shinyaku Co. Ltd.	185,740
3,894	Nippon Telegraph & Telephone Corp.	172,680
13,600	Nipro Corp.	167,986
36,562	Nishi-Nippon Railroad Co. Ltd.	173,268
5,520	Nissan Chemical Industries Ltd.	187,266
18,584	Nissan Shatai Co. Ltd.	191,879

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
11,963	Nisshin Seifun Group, Inc.	$176,226
3,050	Nissin Foods Holdings Co. Ltd.	176,467
1,725	Nitori Holdings Co. Ltd.	206,340
10,339	Nomura Real Estate Holdings, Inc.	174,834
4,990	Nomura Research Institute Ltd.	173,084
3,237	NTT Data Corp.	166,956
6,675	NTT DoCoMo, Inc.	167,725
18,432	NTT Urban Development Corp.	169,086
18,318	Obayashi Corp.	176,582
3,333	OBIC Co. Ltd.	173,176
8,284	Odakyu Electric Railway Co. Ltd.	169,093
6,523	Ono Pharmaceutical Co. Ltd.	165,550
2,930	Oracle Corp. Japan	159,486
2,886	Oriental Land Co. Ltd.	168,543
42,867	Osaka Gas Co. Ltd.	178,142
9,091	OSG Corp.	193,698
4,002	Otsuka Corp.	190,417
3,916	Otsuka Holdings Co. Ltd.	171,308
23,506	PanaHome Corp.	174,698
5,834	Park24 Co. Ltd.	180,153
3,970	Peptidream, Inc.(a)	204,762
6,375	Pigeon Corp.	179,569
4,285	Pilot Corp.	191,650
2,167	Pola Orbis Holdings, Inc.	180,231
4,490	Recruit Holdings Co. Ltd.	180,309
1,255	Relo Group, Inc.	207,206
29,068	Rengo Co. Ltd.	182,289
7,922	Resorttrust, Inc.	158,387
18,800	Ricoh Co. Ltd.	153,141
1,866	Rinnai Corp.	179,346
10,825	Rohto Pharmaceutical Co. Ltd.	189,954
1,013	Ryohin Keikaku Co. Ltd.	216,317
24,776	San-in Godo Bank Ltd. (The)	178,243
4,917	Sankyo Co. Ltd.	173,126
9,032	Sanrio Co. Ltd.	169,234
13,483	Santen Pharmaceutical Co. Ltd.	196,821
6,915	Sapporo Holdings Ltd.	195,372
2,615	Sawai Pharmaceutical Co. Ltd.	168,967
4,618	SCSK Corp.	172,266
2,262	Secom Co. Ltd.	163,227
12,432	Sega Sammy Holdings, Inc.	183,490
10,344	Seibu Holdings, Inc.	178,757
8,790	Seiko Epson Corp.	178,418
10,613	Sekisui House Ltd.	175,377
37,513	Senshu Ikeda Holdings, Inc.	170,635
3,996	Seven & i Holdings Co. Ltd.	166,670
47,939	Seven Bank Ltd.	147,350
34,889	Shiga Bank Ltd. (The)	180,944
17,818	Shikoku Electric Power Co., Inc.	167,523
7,560	Shimachu Co. Ltd.	202,876
11,210	Shimadzu Corp.	163,107
1,493	Shimamura Co. Ltd.	191,091
1,177	Shimano, Inc.	201,160
19,316	Shimizu Corp.	171,681
3,818	Shionogi & Co. Ltd.	188,130
6,723	Shiseido Co. Ltd.	173,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
16,327	Shochiku Co. Ltd.	$182,870
37,391	SKY Perfect JSAT Holdings, Inc.	185,380
13,580	Skylark Co. Ltd.	190,871
2,581	SoftBank Group Corp.	162,152
3,426	Sohgo Security Services Co. Ltd.	156,164
34,126	Sotetsu Holdings, Inc.	166,595
5,703	Square Enix Holdings Co. Ltd.	188,861
6,652	Stanley Electric Co. Ltd.	183,130
10,875	START TODAY Co. Ltd.	190,831
3,444	Sugi Holdings Co. Ltd.	184,515
15,565	Sumitomo Corp.	179,149
10,121	Sumitomo Dainippon Pharma Co. Ltd.	175,385
37,782	Sumitomo Osaka Cement Co. Ltd.	156,399
8,988	Sumitomo Real Estate Sales Co. Ltd.	203,563
7,124	Sumitomo Realty & Development Co. Ltd.	187,311
11,357	Sumitomo Rubber Industries Ltd.	189,995
2,424	Sundrug Co. Ltd.	190,764
4,294	Suntory Beverage & Food Ltd.	187,762
22,839	Taisei Corp.	171,263
1,911	Taisho Pharmaceutical Holdings Co. Ltd.	186,399
16,715	Taiyo Nippon Sanso Corp.	175,763
22,985	Takashimaya Co. Ltd.	187,450
3,865	Takeda Pharmaceutical Co. Ltd.	172,865
10,580	Temp Holdings Co. Ltd.	179,412
4,338	Terumo Corp.	167,807
7,107	TIS, Inc.	160,894
35,440	Tobu Railway Co., Ltd.	174,021
5,841	Toho Co. Ltd.	175,366
19,918	Toho Gas Co. Ltd.	184,424
13,444	Tohoku Electric Power Co., Inc.	164,396
4,302	Tokio Marine Holdings, Inc.	169,853
12,326	Tokyo Broadcasting System Holdings, Inc.	193,889
39,999	Tokyo Gas Co. Ltd.	181,258
14,560	Tokyo Tatemono Co. Ltd.	185,109
22,757	Tokyu Corp.	170,431
30,493	Tokyu Fudosan Holdings Corp.	172,074
16,120	Toppan Forms Co. Ltd.	160,303
19,054	Toppan Printing Co. Ltd.	179,144
17,619	Toray Industries, Inc.	164,110
4,490	TOTO Ltd.	179,455
4,197	Toyo Suisan Kaisha Ltd.	169,941
12,015	Toyo Tire & Rubber Co. Ltd.	185,110
106,833	Toyobo Co. Ltd.	174,861
4,804	Trend Micro, Inc.	169,147
7,269	TS Tech Co. Ltd.	194,721
6,459	Tsumura & Co.	183,533
1,774	Tsuruha Holdings, Inc.	204,605
10,542	TV Asahi Corp.	197,929
6,929	Unicharm Corp.	164,744
15,196	Ushio, Inc.	183,217
10,591	USS Co. Ltd.	179,196
15,844	Wacoal Holdings Corp.	182,737
2,938	Welcia Holdings Co. Ltd.	200,461
3,029	West Japan Railway Co.	186,551
41,580	Yahoo! Japan Corp.	159,459
3,834	Yakult Honsha Co. Ltd.	178,775

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
36,282	Yamada Denki Co. Ltd.	$187,478
16,715	Yamaguchi Financial Group, Inc.	184,193
5,237	Yamaha Corp.	187,134
7,197	Yamato Holdings Co. Ltd.	164,027
7,420	Yamazaki Baking Co. Ltd.	166,356
11,491	Yaskawa Electric Corp.	183,379
4,340	Zenkoku Hosho Co. Ltd.	186,676
9,820	Zensho Holdings Co. Ltd.	183,345

		51,672,042

	Luxembourg—0.3%
79,417	L’Occitane International SA	164,060
2,053	RTL Group SA	160,686
7,409	SES SA FDR, Class A	170,150

		494,896

	Netherlands—1.2%
1,601	ASML Holding NV	169,359
4,761	Boskalis Westminster NV	153,413
2,443	Gemalto NV	132,656
6,011	Grandvision NV(b)	137,485
2,152	Heineken Holding NV, Class A	165,391
1,939	Heineken NV	159,521
7,108	Koninklijke Ahold Delhaize NV	162,030
52,128	Koninklijke KPN NV	169,771
3,357	Koninklijke Vopak NV	169,296
5,720	NN Group NV	172,119
4,056	Wolters Kluwer NV	156,750

		1,747,791

	New Zealand—1.1%
31,230	Auckland International Airport Ltd.	147,233
24,222	Fisher & Paykel Healthcare Corp. Ltd.	153,530
151,129	Kiwi Property Group Ltd.	158,392
73,898	Mercury NZ Ltd.	161,243
80,771	Meridian Energy Ltd.	148,504
24,399	Ryman Healthcare Ltd.	155,001
48,206	Sky Network Television Ltd.	159,328
61,559	Spark New Zealand Ltd.	161,184
67,893	Vector Ltd.	154,455
81,050	Warehouse Group Ltd. (The)	173,950

		1,572,820

	Norway—0.7%
9,906	Gjensidige Forsikring ASA	177,797
11,177	Marine Harvest ASA	203,047
40,019	Norsk Hydro ASA	179,205
18,576	Orkla ASA	175,709
5,357	Schibsted ASA, Class A	128,610
9,740	Telenor ASA	155,223

		1,019,591

	Portugal—0.2%
50,776	EDP-Energias de Portugal SA	167,594
10,546	Jeronimo Martins SGPS SA	181,154

		348,748

	Russia—0.2%
12,321	Polymetal International PLC	134,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Russia (continued)
465,596	United Co. RUSAL PLC	$165,709

		299,739

	Singapore—2.0%
94,521	Ascendas Real Estate Investment Trust REIT	160,942
149,813	CapitaLand Commercial Trust Ltd. REIT	169,520
107,197	CapitaLand Mall Trust REIT	159,421
81,794	ComfortDelGro Corp. Ltd.	149,261
5,458	Jardine Cycle & Carriage Ltd.	165,556
86,663	M1 Ltd.	127,015
111,270	Olam International Ltd.	171,873
26,941	Oversea-Chinese Banking Corp. Ltd.	164,135
50,314	SATS Ltd.	174,955
60,573	SIA Engineering Co. Ltd.	160,582
22,009	Singapore Airlines Ltd.	160,178
31,162	Singapore Exchange Ltd.	158,732
61,369	Singapore Press Holdings Ltd.	164,015
57,551	Singapore Telecommunications Ltd.	160,427
63,279	StarHub Ltd.	153,663
138,171	Suntec Real Estate Investment Trust REIT	166,770
25,136	Venture Corp. Ltd.	171,558
183,751	Yanlord Land Group Ltd.	182,840

		2,921,443

	South Korea—8.3%
490	Amorepacific Corp.	153,734
873	Amorepacific Corp. (Preference Shares)	152,589
1,325	AMOREPACIFIC Group	171,379
951	BGF Retail Co. Ltd.	144,613
1,773	Celltrion, Inc.(a)	164,555
11,920	Cheil Worldwide, Inc.	176,573
493	CJ CheilJedang Corp.	150,582
933	CJ CheilJedang Corp. (Preference Shares)	143,507
1,009	CJ Corp.	153,874
955	CJ Korea Express Co. Ltd.(a)	167,756
2,304	Coway Co. Ltd.	180,414
31,175	Daewoo Engineering & Construction Co. Ltd.(a)	172,460
20,739	DGB Financial Group, Inc.	173,996
6,145	Dongsuh Cos., Inc.	145,804
1,219	E-Mart, Inc.	173,116
6,591	GS Engineering & Construction Corp.(a)	154,371
4,021	GS Retail Co. Ltd.	171,488
3,396	Hankook Tire Co. Ltd.	163,827
1,413	Hanmi Science Co. Ltd.	93,974
16,201	Hanon Systems	151,497
1,305	Hanssem Co. Ltd.	202,436
7,402	Hanwha Chemical Corp.	174,983
5,170	Hanwha Corp.	168,756
33,428	Hanwha Life Insurance Co. Ltd.	182,587
8,654	Hite Jinro Co. Ltd.	166,387
2,795	Hotel Shilla Co. Ltd.	139,964
1,510	Hyundai Department Store Co. Ltd.	155,058
4,064	Hyundai Development Co.-Engineering & Construction	172,256
1,037	Hyundai Glovis Co. Ltd.	157,238
736	Hyundai Mobis Co. Ltd.	176,241

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
1,092	Hyundai Motor Co.	$133,607
170	Hyundai Motor Co. (Preference Shares)	14,203
271	Hyundai Motor Co. (2nd Preference Shares)	23,802
2,331	Kakao Corp.	155,638
4,802	Kangwon Land, Inc.	159,262
466	KCC Corp.	164,734
2,942	KEPCO Plant Service & Engineering Co. Ltd.	141,154
4,519	Kia Motors Corp.	160,737
2,236	Korea Aerospace Industries Ltd.	126,627
3,268	Korea Electric Power Corp.	140,659
4,463	Korea Gas Corp.	180,782
4,725	Korea Investment Holdings Co. Ltd.	169,716
400	Korea Zinc Co. Ltd.	159,056
778	KT Corp. ADR	12,440
5,612	KT Corp.	158,416
1,620	KT&G Corp.	159,982
2,878	LG Corp.	154,181
6,307	LG Display Co. Ltd.	150,475
3,401	LG Electronics, Inc.	142,074
543	LG Electronics, Inc. (Preference Shares)	11,270
1,739	LG Hausys Ltd.	143,922
178	LG Household & Health Care Ltd.	127,560
39	LG Household & Health Care Ltd. (Preference Shares)	16,224
16,268	LG Uplus Corp.	167,763
716	Lotte Chemical Corp.	180,525
127	Lotte Chilsung Beverage Co. Ltd.	170,924
1,120	Lotte Confectionery Co. Ltd.	187,931
5,384	Lotte Fine Chemical Co. Ltd.	136,453
735	Mando Corp.	172,469
711	NCSOFT Corp.	164,352
3,236	NHN Entertainment Corp.(a)	141,968
639	Nongshim Co. Ltd.	160,832
257	Orion Corp.	160,590
273	Ottogi Corp.	156,988
11,316	Paradise Co. Ltd.	128,563
1,841	S-1 Corp.	148,825
1,252	Samsung C&T Corp.	176,708
4,285	Samsung Card Co. Ltd.	180,500
3,565	Samsung Electro-Mechanics Co. Ltd.	146,744
711	Samsung Fire & Marine Insurance Co. Ltd.	181,129
1,841	Samsung Life Insurance Co. Ltd.	177,785
1,640	Samsung SDI Co. Ltd.	135,156
1,203	Samsung SDS Co. Ltd.	162,433
4,625	Shinhan Financial Group Co. Ltd.	177,239
931	Shinsegae, Inc.	151,336
895	SK Holdings Co. Ltd.	174,815
5,202	SK Hynix, Inc.	186,395
29,943	SK Networks Co. Ltd.	170,617
882	SK Telecom Co. Ltd.	172,276
6,904	SKC Co. Ltd.	163,210
658	Yuhan Corp.	120,760

		12,217,822

	Spain—2.2%
10,988	Abertis Infraestructuras SA	162,909
2,386	Acciona SA	181,361

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Spain (continued)
1,202	Aena SA(b)	$176,233
3,705	Amadeus It Group SA, Class A	174,641
200,907	Bankia SA	176,628
23,204	Bankinter SA	177,392
4,164	Corp. Financiera Alba SA	182,218
27,870	Distribuidora Internacional de Alimentacion SA	148,998
21,301	EDP Renovaveis SA	160,743
5,797	Enagas SA	166,175
8,358	Endesa SA	177,423
8,637	Ferrovial SA	167,818
7,415	Gamesa Corp. Tecnologica SA	171,304
8,247	Gas Natural SDG SA	162,501
5,089	Grifols SA	100,470
4,076	Grifols SA (Preference Shares), Class B	58,711
25,860	Iberdrola SA	176,011
4,802	Industria de Diseno Textil SA	167,631
7,905	Red Electrica Corp. SA	164,687
18,058	Zardoya Otis SA	152,225

		3,206,079

	Sweden—2.0%
10,958	Alfa Laval AB	157,662
6,535	Electrolux AB, Series B,	154,945
5,561	Fastighets AB Balder, Class B(a)	126,489
374	Fastighets AB Balder (Preference Shares)	14,186
5,649	Hennes & Mauritz AB, Class B	159,110
19,687	Husqvarna AB, Class B	148,283
4,977	ICA Gruppen AB	154,747
4,165	Investment AB Latour, Class B	153,922
2,829	L E Lundbergforetagen AB, Class B	183,447
17,411	Skandinaviska Enskilda Banken AB, Class A	175,914
7,763	Skanska AB, Class B	168,830
476	SKF AB, Class A	8,089
9,655	SKF AB, Class B	163,851
5,536	Svenska Cellulosa AB (SCA), Class B	157,032
13,088	Svenska Handelsbanken AB, Class A	178,733
350	Svenska Handelsbanken AB, Class B	4,710
7,399	Swedbank AB, Class A	173,544
4,775	Swedish Match AB	166,356
20,453	Tele2 AB, Class B	169,242
23,871	Telefonaktiebolaget LM Ericsson, Class B	115,684
37,688	Telia Co. AB	150,810

		2,885,586

	Switzerland—3.7%
7,834	ABB Ltd.	161,607
1,025	Actelion Ltd.	148,220
4,261	Aryzta AG	187,348
1,446	Baloise Holding AG	178,100
261	Banque Cantonale Vaudoise	164,032
137	Barry Callebaut AG	170,679
1	Chocoladefabriken Lindt & Sprungli AG	62,089
13	Chocoladefabriken Lindt & Sprungli AG-PC	67,570
2,946	Compagnie Financiere Richemont SA	189,618
2,450	DKSH Holding AG	169,957
320	EMS-CHEMIE HOLDING AG	160,744

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
918	Flughafen Zuerich AG	$168,951
145	Galenica AG	145,455
389	Geberit AG	164,703
85	Givaudan SA	164,602
340	Helvetia Holding AG	177,065
1,214	Kuehne + Nagel International AG	164,748
2,131	Nestle SA	154,615
2,154	Novartis AG	153,344
374	Partners Group Holding AG	189,477
1,771	PSP Swiss Property AG	158,493
679	Roche Holding AG	156,206
33	Roche Holding AG-BR	7,679
306	Schindler Holding AG	56,627
595	Schindler Holding AG-PC	110,649
80	SGS SA	162,281
35	Sika AG-BR	168,328
22,763	STMicroelectronics NV(a)	216,765
438	Straumann Holding AG	164,543
1,784	Sulzer AG	175,892
796	Swatch Group AG (The)	45,922
501	Swatch Group AG (The)-BR	150,822
1,932	Swiss Prime Site AG	160,300
2,040	Swiss Re AG	189,580
355	Swisscom AG	162,512
3,007	Wolseley PLC	156,065

		5,385,588

	United Kingdom—8.8%
6,411	Admiral Group PLC	150,047
4,269	Associated British Foods PLC	128,320
2,652	AstraZeneca PLC	148,551
30,287	Aviva PLC	163,736
12,403	Babcock International Group PLC	149,763
24,094	BAE Systems PLC	159,584
26,265	Barratt Developments PLC	145,488
5,570	Bellway PLC	160,898
4,858	Berkeley Group Holdings PLC (The)	139,915
73,681	Booker Group PLC	161,383
19,572	British Land Co. PLC (The) REIT	139,908
33,585	BT Group PLC	154,154
12,534	Capita PLC	89,674
43,748	Capital & Counties Properties PLC	153,987
9,126	Compass Group PLC	165,012
17,971	Daily Mail & General Trust PLC NV, Class A	164,556
1,872	DCC PLC	152,330
4,750	Derwent London PLC REIT	140,284
6,239	Diageo PLC	166,017
35,162	Direct Line Insurance Group PLC	148,578
35,003	Dixons Carphone PLC	134,488
31,762	DS Smith PLC	154,648
11,744	easyJet PLC	134,349
56,267	G4S PLC	151,132
12,241	Halma PLC	156,624
22,373	Hammerson PLC REIT	150,507
55,157	Henderson Group PLC	156,030
28,429	Howden Joinery Group PLC	130,124
27,127	ICAP PLC	160,463

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
12,456	IMI PLC	$151,163
3,296	Imperial Brands PLC	159,173
18,495	Inchcape PLC	146,886
19,939	Informa PLC	163,710
16,828	Inmarsat PLC	144,125
33,877	International Consolidated Airlines Group SA	179,670
41,062	Intu Properties PLC REIT	138,115
64,651	ITV PLC	134,580
53,995	J Sainsbury PLC	165,400
18,887	John Wood Group PLC	177,325
34,963	Kingfisher PLC	154,226
11,862	Land Securities Group PLC REIT	144,678
61,698	Legal & General Group PLC	157,735
218,623	Lloyds Banking Group PLC	152,837
4,778	London Stock Exchange Group PLC	163,920
37,642	Marks & Spencer Group PLC	156,484
27,706	Meggitt PLC	147,246
27,250	Merlin Entertainments PLC(b)	153,306
6,500	Micro Focus International PLC	169,907
12,577	National Grid PLC	163,533
2,347	Next PLC	138,000
14,990	Pearson PLC	138,632
14,788	Pennon Group PLC	150,666
7,113	Persimmon PLC	147,111
4,378	Provident Financial PLC	157,680
9,515	Prudential PLC	155,027
1,789	Reckitt Benckiser Group PLC	159,730
9,595	RELX NV	161,715
8,979	RELX PLC	160,162
60,664	Rentokil Initial PLC	169,090
3,209	Rightmove PLC	146,332
4,826	Rio Tinto Ltd.	198,968
25,242	Royal Mail PLC	151,316
4,661	Schroders PLC	160,418
28,629	Segro PLC REIT	152,815
5,451	Severn Trent PLC	154,931
15,500	Sky PLC	154,798
10,713	Smith & Nephew PLC	154,731
9,687	Smiths Group PLC	167,705
43,644	Sports Direct International PLC(a)	147,439
8,752	SSE PLC	170,003
13,212	St. James’s Place PLC	152,434
35,597	Standard Life PLC	146,809
61,492	TalkTalk Telecom Group PLC	152,854
17,946	Tate & Lyle PLC	170,900
80,442	Taylor Wimpey PLC	139,166
79,069	Tesco PLC(a)	203,448
7,794	Travis Perkins PLC	126,844
3,712	Unilever NV CVA	155,358
3,676	Unilever PLC	153,401
13,551	United Utilities Group PLC	155,517
3,120	Whitbread PLC	137,703
40,776	William Hill PLC	147,259
66,766	WM Morrison Supermarkets PLC	184,631
7,495	WPP PLC	162,698

		12,920,860

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United States—0.4%
3,602	Carnival PLC	$173,093
6,426	QIAGEN NV(a)	157,121
53,684	Samsonite International SA	168,912
4,104	Thomson Reuters Corp.	161,863

		660,989

	Total Common Stocks and Other Equity Interests (Cost $146,175,489)	146,548,379

	Rights—0.0%
	Spain—0.0%
8,637	Ferrovial SA, expiring 11/14/16(a)	3,693

	Sweden—0.0%
20,453	Tele2 AB, expiring 11/16/16(a)	6,135

	Total Rights (Cost $3,863)	9,828

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $146,179,352)-99.8%	146,558,207

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.1%
140,450	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(d)(e) (Cost $140,450)	140,450

	Total Investments (Cost $146,319,802)—99.9%	146,698,657
	Other assets less liabilities—0.1%	98,184

	Net Assets—100.0%	$146,796,841

Investment Abbreviations:

ADR—American Depositary Receipt

BR—Bearer Shares

CVA—Dutch Certificates

FDR—Fiduciary Depositary Receipt

PC—Participation Certificate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $664,861, which represented less than 1% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at October 31, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—17.2%
643	Adient PLC(b)	$29,263
1,902	Advance Auto Parts, Inc.	266,432
4,589	AMC Networks, Inc., Class A(b)	224,540
8,760	Aramark	326,135
5,869	AutoNation, Inc.(b)	257,473
384	AutoZone, Inc.(b)	284,989
6,548	Bed Bath & Beyond, Inc.	264,670
9,049	Best Buy Co., Inc.	352,097
6,489	Brinker International, Inc.	319,518
4,777	Burlington Stores, Inc.(b)	357,988
6,079	Cabela’s, Inc.(b)	374,527
6,067	Carnival Corp.	297,890
2,921	Carter’s, Inc.	252,199
685	Chipotle Mexican Grill, Inc.(b)	247,121
6,384	Choice Hotels International, Inc.	309,305
7,410	Coach, Inc.	265,945
7,668	CST Brands, Inc.	368,217
9,439	D.R. Horton, Inc.	272,126
4,323	Darden Restaurants, Inc.	280,087
6,865	Dick’s Sporting Goods, Inc.	382,037
4,920	Dillard’s, Inc., Class A	301,596
3,289	Dollar General Corp.	227,237
3,277	Dollar Tree, Inc.(b)	247,577
2,434	Domino’s Pizza, Inc.	411,930
6,857	Dunkin’ Brands Group, Inc.	331,605
5,311	Foot Locker, Inc.	354,615
16,501	Gap, Inc. (The)	455,263
6,991	Garmin Ltd.	338,085
3,026	Genuine Parts Co.	274,125
13,507	H&R Block, Inc.	310,256
10,545	Hanesbrands, Inc.	271,007
6,306	Harley-Davidson, Inc.	359,568
3,346	Hasbro, Inc.	279,090
2,212	Home Depot, Inc. (The)	269,886
5,408	John Wiley & Sons, Inc., Class A	279,053
13,163	Kate Spade & Co.(b)	220,480
8,059	Kohl’s Corp.	352,581
4,261	L Brands, Inc.	307,602
5,758	Leggett & Platt, Inc.	264,177
11,057	Liberty Interactive Corp. QVC Group, Series A(b)	204,444
7,733	Liberty Ventures, Series A(b)	308,547
8,916	LKQ Corp.(b)	287,808
3,632	Lowe’s Cos., Inc.	242,073
4,405	Lululemon Athletica, Inc.(b)	252,186
8,824	Macy’s, Inc.	321,988
9,158	Mattel, Inc.	288,752
2,389	McDonald’s Corp.	268,930
6,400	Michael Kors Holdings Ltd.(b)	324,992
10,062	Michaels Cos., Inc. (The)(b)	233,942
4,254	Murphy USA, Inc.(b)	292,590
5,307	NIKE, Inc., Class B	266,305
7,733	Nordstrom, Inc.	402,116
170	NVR, Inc.(b)	258,910
1,123	O’Reilly Automotive, Inc.(b)	296,966
1,328	Panera Bread Co., Class A(b)	253,329

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
7,386	Penske Automotive Group, Inc.	$330,524
3,452	Polaris Industries, Inc.	264,458
3,182	Pool Corp.	294,590
15,446	PulteGroup, Inc.	287,296
3,054	PVH Corp.	326,717
3,054	Ralph Lauren Corp., Class A	299,597
13,846	Regal Entertainment Group, Class A	297,827
5,469	Ross Stores, Inc.	342,031
9,913	Sally Beauty Holdings, Inc.(b)	257,143
10,535	Service Corp. International	269,696
7,470	ServiceMaster Global Holdings, Inc.(b)	267,351
3,018	Signet Jewelers Ltd.	245,243
9,493	Skechers U.S.A., Inc., Class A(b)	199,638
5,319	Starbucks Corp.	282,279
10,639	Starz, Class A(b)	334,703
4,262	Target Corp.	292,927
3,806	TJX Cos., Inc. (The)	280,693
3,097	Tractor Supply Co.	193,965
1,232	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	299,795
8,041	Under Armour, Inc., Class A(b)	250,075
10,227	Urban Outfitters, Inc.(b)	342,093
2,218	Vail Resorts, Inc.	353,638
4,688	VF Corp.	254,136
3,938	Visteon Corp.	278,062
28,603	Wendy’s Co. (The)	310,057
5,485	Williams-Sonoma, Inc.	253,517
3,536	Yum! Brands, Inc.	305,086

		23,805,307

	Consumer Staples—8.5%
4,529	Altria Group, Inc.	299,457
1,934	Brown-Forman Corp., Class A	93,799
3,980	Brown-Forman Corp., Class B	183,757
4,319	Bunge Ltd.	267,821
4,775	Campbell Soup Co.	259,473
2,360	Casey’s General Stores, Inc.	266,656
5,892	Church & Dwight Co., Inc.	284,348
2,244	Clorox Co. (The)	269,325
6,522	Coca-Cola Co. (The)	276,533
4,093	Colgate-Palmolive Co.	292,076
1,896	Constellation Brands, Inc., Class A	316,859
1,912	Costco Wholesale Corp.	282,727
10,963	Coty, Inc., Class A	252,039
3,018	CVS Health Corp.	253,814
3,155	Dr Pepper Snapple Group, Inc.	276,977
3,134	Estee Lauder Cos., Inc. (The), Class A	273,065
15,894	Flowers Foods, Inc.	246,675
4,614	General Mills, Inc.	285,976
4,923	Herbalife Ltd.(b)	298,728
3,133	Hershey Co. (The)	321,007
8,466	Hormel Foods Corp.	325,941
2,468	Ingredion, Inc.	323,728
2,247	JM Smucker Co. (The)	295,054
3,891	Kellogg Co.	292,331
2,277	Kimberly-Clark Corp.	260,512
3,471	Kraft Heinz Co. (The)	308,745
8,170	Kroger Co. (The)	253,107

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
2,997	McCormick & Co., Inc.	$287,322
2,854	Molson Coors Brewing Co., Class B	296,274
6,503	Mondelez International, Inc., Class A	292,245
2,870	PepsiCo, Inc.	307,664
2,932	Philip Morris International, Inc.	282,762
11,712	Pilgrim’s Pride Corp.	255,790
6,983	Pinnacle Foods, Inc.	359,066
3,563	Procter & Gamble Co. (The)	309,268
5,827	Reynolds American, Inc.	320,951
11,486	Sprouts Farmers Market, Inc.(b)	254,415
5,973	Sysco Corp.	287,421
3,085	TreeHouse Foods, Inc.(b)	269,876
4,601	Tyson Foods, Inc., Class A	325,981
4,136	Wal-Mart Stores, Inc.	289,603
8,589	Whole Foods Market, Inc.	242,983

		11,742,151

	Energy—1.3%
10,009	Antero Resources Corp.(b)	264,938
4,834	Dril-Quip, Inc.(b)	229,615
3,267	Exxon Mobil Corp.	272,206
16,232	Kinder Morgan, Inc.	331,620
3,843	Schlumberger Ltd.	300,638
9,211	Spectra Energy Corp.	385,112

		1,784,129

	Financials—14.2%
536	Alleghany Corp.(b)	276,689
7,800	Allied World Assurance Co. Holdings AG	335,244
4,321	Allstate Corp. (The)	293,396
3,980	American Financial Group, Inc.	296,510
27,165	Annaly Capital Management, Inc. REIT	281,429
4,020	Arch Capital Group Ltd. (Bermuda)(b)	313,439
6,044	Aspen Insurance Holdings Ltd. (Bermuda)	291,623
3,372	Assurant, Inc.	271,513
10,697	Assured Guaranty Ltd.	319,733
5,277	Axis Capital Holdings Ltd.	300,631
4,056	Bank of Hawaii Corp.	304,808
8,835	BankUnited, Inc.	257,452
2,053	Berkshire Hathaway, Inc., Class B(b)	296,248
8,092	Brown & Brown, Inc.	298,271
4,610	CBOE Holdings, Inc.	291,398
19,240	Chimera Investment Corp. REIT	301,491
2,328	Chubb Ltd.	295,656
4,202	Cincinnati Financial Corp.	297,418
2,975	CME Group, Inc., Class A	297,798
5,916	Commerce Bancshares, Inc.	294,735
1,582	Credit Acceptance Corp.(b)	291,246
4,332	Endurance Specialty Holdings Ltd.	398,327
2,947	Erie Indemnity Co., Class A	301,743
1,654	Everest Re Group Ltd.	336,622
1,838	FactSet Research Systems, Inc.	284,375
7,599	First American Financial Corp.	296,817
4,089	First Republic Bank	304,344
8,380	FNF Group	300,926
3,337	Hanover Insurance Group, Inc. (The)	254,246
6,459	Hartford Financial Services Group, Inc. (The)	284,907

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
7,290	Interactive Brokers Group, Inc., Class A	$241,955
1,083	Intercontinental Exchange, Inc.	292,832
41,165	KeyCorp	581,250
7,207	Loews Corp.	310,117
2,445	M&T Bank Corp.	300,075
303	Markel Corp.(b)	265,861
2,072	MarketAxess Holdings, Inc.	312,375
4,405	Marsh & McLennan Cos., Inc.	279,233
5,487	Mercury General Corp.	298,877
40,205	MFA Financial, Inc. REIT	293,899
2,949	Moody’s Corp.	296,433
3,463	Morningstar, Inc.	244,592
3,703	MSCI, Inc.	296,944
4,444	Nasdaq, Inc.	284,283
18,252	People’s United Financial, Inc.	296,412
3,247	PNC Financial Services Group, Inc. (The)	310,413
5,561	ProAssurance Corp.	296,401
8,729	Progressive Corp. (The)	275,051
2,981	Reinsurance Group of America, Inc.	321,531
2,552	RenaissanceRe Holdings Ltd. (Bermuda)	317,188
2,156	Signature Bank(b)	259,927
42,428	SLM Corp.(b)	299,117
14,067	Starwood Property Trust, Inc. REIT	312,850
9,317	Synchrony Financial	266,373
9,010	Synovus Financial Corp.	297,961
3,784	T. Rowe Price Group, Inc.	242,214
15,758	TFS Financial Corp.	280,808
6,933	Thomson Reuters Corp.	273,230
4,744	Torchmark Corp.	300,817
34,290	Two Harbors Investment Corp. REIT	285,636
6,778	U.S. Bancorp	303,383
5,987	Validus Holdings Ltd.	305,936
5,108	W.R. Berkley Corp.	291,667
5,715	Wells Fargo & Co.	262,947
364	White Mountains Insurance Group Ltd.	302,018
8,516	XL Group Ltd. (Ireland)	295,505

		19,665,146

	Health Care—11.9%
2,870	ABIOMED, Inc.(b)	301,321
4,886	Acadia Healthcare Co., Inc.(b)	175,701
2,577	Aetna, Inc.	276,641
6,814	Alere, Inc.(b)	304,450
3,854	AmerisourceBergen Corp.	271,013
3,865	AmSurg Corp.(b)	230,934
2,201	Anthem, Inc.	268,214
6,728	Baxter International, Inc.	320,186
1,745	Becton, Dickinson and Co.	293,003
1,032	Biogen, Inc.(b)	289,146
1,954	Bio-Rad Laboratories, Inc., Class A(b)	308,888
2,616	Bio-Techne Corp.	272,038
4,162	Bristol-Myers Squibb Co.	211,887
1,352	C.R. Bard, Inc.	292,951
3,703	Cardinal Health, Inc.	254,359
4,608	Centene Corp.(b)	287,908
5,241	Cerner Corp.(b)	307,018
3,368	Charles River Laboratories International, Inc.(b)	255,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
2,281	Cigna Corp.	$271,051
1,787	Cooper Cos., Inc. (The)	314,583
3,760	DaVita, Inc.(b)	220,411
2,920	Edwards Lifesciences Corp.(b)	278,042
3,889	Eli Lilly & Co.	287,164
11,718	Envision Healthcare Holdings, Inc.(b)	231,782
3,844	Express Scripts Holding Co.(b)	259,086
3,720	HCA Holdings, Inc.(b)	284,692
1,685	Henry Schein, Inc.(b)	251,402
5,863	Hill-Rom Holdings, Inc.	324,869
8,410	Hologic, Inc.(b)	302,844
1,671	Humana, Inc.	286,627
3,306	IDEXX Laboratories, Inc.(b)	354,205
2,000	Illumina, Inc.(b)	272,280
3,422	Incyte Corp.(b)	297,611
464	Intuitive Surgical, Inc.(b)	311,845
2,584	Johnson & Johnson	299,718
4,341	LifePoint Health, Inc.(b)	259,809
1,578	McKesson Corp.	200,674
4,287	MEDNAX, Inc.(b)	262,579
3,621	Medtronic PLC	296,994
5,174	Merck & Co., Inc.	303,817
5,965	Patterson Cos., Inc.	254,765
5,319	PerkinElmer, Inc.	270,684
3,007	Perrigo Co. PLC	250,152
8,387	Pfizer, Inc.	265,952
8,924	Premier, Inc., Class A(b)	284,140
13,269	QIAGEN NV(b)	323,498
3,771	Quest Diagnostics, Inc.	307,110
8,636	Quintiles IMS Holdings, Inc.(b)	619,547
4,926	ResMed, Inc.	294,427
3,725	St. Jude Medical, Inc.	289,954
2,653	Stryker Corp.	306,024
1,787	Teleflex, Inc.	255,773
2,166	UnitedHealth Group, Inc.	306,121
2,145	Universal Health Services, Inc., Class B	258,923
3,526	Varian Medical Systems, Inc.(b)	319,914
4,483	VCA, Inc.(b)	275,525
10,022	VWR Corp.(b)	275,705
2,837	WellCare Health Plans, Inc.(b)	322,028

		16,573,549

	Industrials—13.1%
1,728	3M Co.	285,638
5,625	AGCO Corp.	287,325
4,418	Alaska Air Group, Inc.	319,068
787	AMERCO	253,721
9,251	American Airlines Group, Inc.	375,591
6,086	AMETEK, Inc.	268,393
6,128	B/E Aerospace, Inc.	364,739
8,175	BWX Technologies, Inc.	320,624
3,927	C.H. Robinson Worldwide, Inc.	267,507
2,787	Carlisle Cos., Inc.	292,217
3,075	Cintas Corp.	328,010
10,768	Colfax Corp.(b)	342,315
11,117	CSX Corp.	339,180
2,554	Cummins, Inc.	326,452

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
3,519	Deere & Co.	$310,728
6,701	Delta Air Lines, Inc.	279,901
8,759	Donaldson Co., Inc.	319,879
5,995	Expeditors International of Washington, Inc.	308,563
6,305	Fastenal Co.	245,769
2,060	General Dynamics Corp.	310,524
3,617	Graco, Inc.	270,913
1,581	HEICO Corp.	106,812
3,465	HEICO Corp., Class A	207,900
6,656	Hexcel Corp.	302,781
2,559	Honeywell International, Inc.	280,671
3,472	IDEX Corp.	300,120
2,732	Illinois Tool Works, Inc.	310,273
16,259	JetBlue Airways Corp.(b)	284,207
6,437	Johnson Controls International PLC	259,540
3,154	Kansas City Southern	276,795
4,281	Landstar System, Inc.	304,593
2,115	Lennox International, Inc.	308,557
4,825	Lincoln Electric Holdings, Inc.	317,630
1,244	Lockheed Martin Corp.	306,497
3,638	ManpowerGroup, Inc.	279,398
3,844	MSC Industrial Direct Co., Inc., Class A	279,843
5,440	Nielsen Holdings PLC	244,909
1,362	Northrop Grumman Corp.	311,898
3,364	Orbital ATK, Inc.	250,147
5,626	Owens Corning	274,436
5,236	PACCAR, Inc.	287,561
15,588	Pitney Bowes, Inc.	278,090
12,175	Quanta Services, Inc.(b)	350,031
2,222	Raytheon Co.	303,547
6,019	Republic Services, Inc.	316,780
3,291	Rockwell Collins, Inc.	277,497
10,208	Rollins, Inc.	314,611
6,853	Southwest Airlines Co.	274,463
6,715	Spirit Airlines, Inc.(b)	321,850
3,016	Stericycle, Inc.(b)	241,551
6,582	Toro Co. (The)	315,146
1,113	TransDigm Group, Inc.	303,248
3,515	Union Pacific Corp.	309,953
6,442	United Continental Holdings, Inc.(b)	362,234
2,855	United Parcel Service, Inc., Class B	307,655
2,904	United Technologies Corp.	296,789
9,875	USG Corp.(b)	248,653
3,668	Verisk Analytics, Inc.(b)	299,125
1,278	W.W. Grainger, Inc.	265,977
4,781	Waste Management, Inc.	313,920
2,168	Watsco, Inc.	297,645
6,504	Xylem, Inc.	314,338

		18,224,728

	Information Technology—10.4%
7,654	Activision Blizzard, Inc.	330,423
5,357	Akamai Technologies, Inc.(b)	372,151
390	Alphabet, Inc., Class A(b)	315,861
5,052	Amdocs Ltd.	295,289
5,034	Amphenol Corp., Class A	331,892
3,299	ANSYS, Inc.(b)	301,364

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
4,470	Arrow Electronics, Inc.(b)	$273,206
3,309	Automatic Data Processing, Inc.	288,082
7,056	Avnet, Inc.	295,999
9,893	Booz Allen Hamilton Holding Corp.	301,440
4,541	Broadridge Financial Solutions, Inc.	293,621
32,315	Brocade Communications Systems, Inc.	342,539
8,975	CA, Inc.	275,892
11,782	Cadence Design Systems, Inc.(b)	301,384
5,262	CDK Global, Inc.	287,358
6,841	CDW Corp.	307,229
4,770	Cognizant Technology Solutions Corp., Class A(b)	244,940
770	CommerceHub, Inc., Series A(b)	11,565
1,540	CommerceHub, Inc., Series C(b)	23,177
7,775	CoreLogic, Inc.(b)	330,904
14,034	Corning, Inc.	318,712
6,070	Dolby Laboratories, Inc., Class A	288,871
7,264	EchoStar Corp., Class A(b)	339,519
3,805	Electronic Arts, Inc.(b)	298,769
2,663	F5 Networks, Inc.(b)	368,053
2,454	Facebook, Inc., Class A(b)	321,450
3,900	Fidelity National Information Services, Inc.	288,288
2,805	Fiserv, Inc.(b)	276,236
9,409	FLIR Systems, Inc.	309,744
8,447	Fortinet, Inc.(b)	270,811
2,873	Gartner, Inc.(b)	247,193
10,375	Genpact Ltd.(b)	238,521
3,664	Harris Corp.	326,865
8,357	Ingram Micro, Inc., Class A	310,880
1,912	International Business Machines Corp.	293,855
15,026	Jabil Circuit, Inc.	320,655
3,447	Jack Henry & Associates, Inc.	279,276
6,200	Linear Technology Corp.	372,372
4,287	Motorola Solutions, Inc.	311,150
10,157	National Instruments Corp.	285,310
5,352	Paychex, Inc.	295,430
10,373	Sabre Corp.	267,935
4,335	Skyworks Solutions, Inc.	333,535
9,472	SS&C Technologies Holdings, Inc.	302,441
5,430	Vantiv, Inc., Class A(b)	316,895
1,011	Versum Materials, Inc.(b)	22,950
4,739	VMware, Inc., Class A(b)	372,485
14,979	Western Union Co. (The)	300,629
29,206	Xerox Corp.	285,343
6,154	Xilinx, Inc.	313,054

		14,401,543

	Materials—2.3%
102	Advansix, Inc.(b)	1,628
2,024	Air Products & Chemicals, Inc.	270,042
3,774	AptarGroup, Inc.	269,615
5,843	Bemis Co., Inc.	284,671
10,548	CF Industries Holdings, Inc.	253,257
3,724	Compass Minerals International, Inc.	267,569
2,627	Monsanto Co.	264,723
719	NewMarket Corp.	288,254
8,925	Newmont Mining Corp.	330,582

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
4,231	Scotts Miracle-Gro Co. (The), Class A	$372,709
5,690	Silgan Holdings, Inc.	289,906
11,190	Southern Copper Corp. (Peru)	317,684

		3,210,640

	Real Estate—13.3%
3,022	Alexandria Real Estate Equities, Inc. REIT	325,802
6,261	American Campus Communities, Inc. REIT	326,261
6,960	Apartment Investment & Management Co., Class A REIT	306,727
1,681	AvalonBay Communities, Inc. REIT	287,754
2,331	Boston Properties, Inc. REIT	280,839
11,440	Brixmor Property Group, Inc. REIT	290,805
3,465	Camden Property Trust REIT	282,190
13,802	Columbia Property Trust, Inc. REIT	290,946
10,772	Corporate Office Properties Trust REIT	287,505
8,672	Corrections Corp. of America REIT	125,310
3,210	Crown Castle International Corp. REIT	292,078
9,228	CubeSmart REIT	240,574
6,713	DCT Industrial Trust, Inc. REIT	313,833
16,819	DDR Corp. REIT	257,163
3,048	Digital Realty Trust, Inc. REIT	284,775
8,641	Douglas Emmett, Inc. REIT	315,396
12,241	Duke Realty Corp. REIT	320,102
15,228	Empire State Realty Trust, Inc., Class A REIT	298,012
4,095	EPR Properties REIT	297,788
811	Equinix, Inc. REIT	289,754
9,988	Equity Commonwealth REIT(b)	301,737
3,950	Equity LifeStyle Properties, Inc. REIT	299,568
9,854	Equity One, Inc. REIT	280,839
4,392	Equity Residential REIT	271,206
1,331	Essex Property Trust, Inc. REIT	284,954
3,134	Extra Space Storage, Inc. REIT	229,252
1,931	Federal Realty Investment Trust REIT	280,439
8,762	Gaming and Leisure Properties, Inc. REIT	287,656
10,855	General Growth Properties, Inc. REIT	270,832
9,623	Healthcare Trust of America, Inc., Class A REIT	294,464
5,965	Highwoods Properties, Inc. REIT	296,043
11,402	Hospitality Properties Trust REIT	311,959
18,877	Host Hotels & Resorts, Inc. REIT	292,216
7,952	Iron Mountain, Inc. REIT	268,221
4,634	Kilroy Realty Corp. REIT	332,860
10,249	Kimco Realty Corp. REIT	272,726
4,533	Lamar Advertising Co., Class A REIT	287,619
7,771	Liberty Property Trust REIT	314,182
2,753	Life Storage, Inc. REIT	222,029
3,802	Macerich Co. (The) REIT	269,106
2,838	Mid-America Apartment Communities, Inc. REIT	263,224
6,378	National Retail Properties, Inc. REIT	290,964
9,125	OMEGA Healthcare Investors, Inc. REIT	290,449
14,372	Piedmont Office Realty Trust, Inc., Class A REIT	294,339
4,857	Post Properties, Inc. REIT	319,542
6,099	Prologis, Inc. REIT	318,124
1,156	Public Storage REIT	247,060
11,266	Rayonier, Inc. REIT	302,154

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
4,791	Realty Income Corp. REIT	$283,819
3,785	Regency Centers Corp. REIT	272,785
18,275	Retail Properties of America, Inc., Class A REIT	284,542
15,690	Senior Housing Properties Trust REIT	333,726
1,497	Simon Property Group, Inc. REIT	278,382
25,461	Spirit Realty Capital, Inc. REIT	303,241
11,428	STORE Capital Corp. REIT	311,870
4,257	Sun Communities, Inc. REIT	327,491
8,206	Tanger Factory Outlet Centers, Inc. REIT	285,569
4,204	Taubman Centers, Inc. REIT	304,622
8,322	UDR, Inc. REIT	291,020
4,378	Ventas, Inc. REIT	296,609
3,057	Vornado Realty Trust REIT	283,628
7,669	Weingarten Realty Investors REIT	277,694
4,224	Welltower, Inc. REIT	289,471
4,486	WP Carey, Inc. REIT	272,480

		18,404,327

	Telecommunication Services—0.8%
7,525	AT&T, Inc.	276,845
10,835	CenturyLink, Inc.	287,994
6,839	T-Mobile US, Inc.(b)	340,103
5,780	Verizon Communications, Inc.	278,018

		1,182,960

	Utilities—7.0%
7,815	Alliant Energy Corp.	297,361
5,897	Ameren Corp.	294,555
4,493	American Electric Power Co., Inc.	291,326
3,874	American Water Works Co., Inc.	286,831
8,877	Aqua America, Inc.	272,524
3,997	Atmos Energy Corp.	297,337
6,860	Avangrid, Inc.	270,352
6,938	CMS Energy Corp.	292,437
3,958	Consolidated Edison, Inc.	299,027
4,067	Dominion Resources, Inc.	305,838
3,199	DTE Energy Co.	307,136
3,687	Duke Energy Corp.	295,034
4,073	Edison International	299,284
5,250	Eversource Energy	289,065
8,471	Exelon Corp.	288,607
8,813	FirstEnergy Corp.	302,198
10,063	Great Plains Energy, Inc.	286,192
8,931	Hawaiian Electric Industries, Inc.	263,464
2,427	NextEra Energy, Inc.	310,656
12,129	NiSource, Inc.	282,120
9,571	OGE Energy Corp.	297,084
4,833	PG&E Corp.	300,226
3,923	Pinnacle West Capital Corp.	298,658
7,546	PPL Corp.	259,130
6,472	Public Service Enterprise Group, Inc.	272,342
4,153	SCANA Corp.	304,664
2,730	Sempra Energy	292,383
5,880	Southern Co. (The)	303,231
6,785	UGI Corp.	314,078
5,863	Vectren Corp.	294,967
4,822	WEC Energy Group, Inc.	287,970

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
5,178	Westar Energy, Inc.	$296,803
7,014	Xcel Energy, Inc.	291,432

		9,644,312

	Total Common Stocks and Other Equity Interests (Cost $134,396,193)	138,638,792

	Money Market Fund—0.1%
137,567	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(c) (Cost $137,567)	137,567

	Total Investments (Cost $134,533,760)—100.1%	138,776,359
	Other assets less liabilities—(0.1)%	(72,589)

	Net Assets—100.0%	$138,703,770

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Schedule of Investments(a)

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—9.2%
25,552	Comcast Corp., Class A	$1,579,625
17,540	Genuine Parts Co.	1,588,949
12,652	Home Depot, Inc. (The)	1,543,670
66,076	Interpublic Group of Cos., Inc. (The)	1,479,442
31,200	Leggett & Platt, Inc.	1,431,456
19,700	Lowe’s Cos., Inc.	1,313,005
15,636	McDonald’s Corp.	1,760,144
21,261	Omnicom Group, Inc.	1,697,053
20,086	Target Corp.	1,380,511
18,854	TJX Cos., Inc. (The)	1,390,482

		15,164,337

	Consumer Staples—12.7%
35,908	Brown-Forman Corp., Class B	1,657,872
52,524	Coca-Cola Co. (The)	2,227,018
35,177	ConAgra Foods, Inc.	1,694,828
9,246	Constellation Brands, Inc., Class A	1,545,191
10,786	Costco Wholesale Corp.	1,594,926
17,717	CVS Health Corp.	1,490,000
16,604	Estee Lauder Cos., Inc. (The), Class A	1,446,706
11,266	JM Smucker Co. (The)	1,479,338
18,623	McCormick & Co., Inc.	1,785,387
20,983	Philip Morris International, Inc.	2,023,601
25,762	Procter & Gamble Co. (The)	2,236,142
36,157	Sysco Corp.	1,739,875

		20,920,884

	Financials—16.9%
24,857	Aflac, Inc.	1,711,902
25,031	Allstate Corp. (The)	1,699,605
16,429	Aon PLC	1,820,826
38,603	Arthur J. Gallagher & Co.	1,861,823
13,298	Berkshire Hathaway, Inc., Class B(b)	1,918,902
14,919	Chubb Ltd.	1,894,713
25,821	Cincinnati Financial Corp.	1,827,610
14,692	CME Group, Inc., Class A	1,470,669
44,942	Loews Corp.	1,933,854
28,652	Marsh & McLennan Cos., Inc.	1,816,250
21,626	Nasdaq, Inc.	1,383,415
56,441	Progressive Corp. (The)	1,778,456
27,386	Torchmark Corp.	1,736,546
16,432	Travelers Cos., Inc. (The)	1,777,614
12,909	Willis Towers Watson PLC	1,625,243
46,311	XL Group Ltd. (Ireland)	1,606,992

		27,864,420

	Health Care—22.2%
19,040	AmerisourceBergen Corp.	1,338,893
32,452	Baxter International, Inc.	1,544,391
10,691	Becton, Dickinson and Co.	1,795,126
8,062	C.R. Bard, Inc.	1,746,874
24,340	Danaher Corp.	1,911,907
28,138	DaVita, Inc.(b)	1,649,449
27,074	DENTSPLY Sirona, Inc.	1,558,650
20,735	Express Scripts Holding Co.(b)	1,397,539
10,925	Henry Schein, Inc.(b)	1,630,010
2,393	Intuitive Surgical, Inc.(b)	1,608,287
18,108	Johnson & Johnson	2,100,347

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
11,315	Laboratory Corp. of America Holdings(b)	$1,418,222
19,927	Medtronic PLC	1,634,412
25,736	Merck & Co., Inc.	1,511,218
33,386	Patterson Cos., Inc.	1,425,916
47,722	Pfizer, Inc.	1,513,265
18,577	Quest Diagnostics, Inc.	1,512,911
15,737	Stryker Corp.	1,815,263
9,927	Thermo Fisher Scientific, Inc.	1,459,567
10,796	UnitedHealth Group, Inc.	1,525,799
17,055	Varian Medical Systems, Inc.(b)	1,547,400
10,158	Waters Corp.(b)	1,413,384
13,015	Zimmer Biomet Holdings, Inc.	1,371,781

		36,430,611

	Industrials—25.6%
10,731	3M Co.	1,773,834
33,039	AMETEK, Inc.	1,457,020
23,565	C.H. Robinson Worldwide, Inc.	1,605,248
15,985	Cintas Corp.	1,705,120
11,852	Equifax, Inc.	1,469,292
34,610	Expeditors International of Washington, Inc.	1,781,377
12,066	General Dynamics Corp.	1,818,829
52,991	General Electric Co.	1,542,038
14,697	Honeywell International, Inc.	1,611,967
14,790	Illinois Tool Works, Inc.	1,679,700
18,875	J.B. Hunt Transport Services, Inc.	1,540,389
11,235	L-3 Communications Holdings, Inc.	1,538,521
8,486	Lockheed Martin Corp.	2,090,781
30,406	Nielsen Holdings PLC	1,368,878
8,605	Northrop Grumman Corp.	1,970,545
13,359	Raytheon Co.	1,824,973
43,067	Republic Services, Inc.	2,266,616
19,314	Rockwell Collins, Inc.	1,628,557
9,165	Roper Technologies, Inc.	1,588,386
10,251	Snap-on, Inc.	1,579,679
12,673	Stanley Black & Decker, Inc.	1,442,694
19,833	United Parcel Service, Inc., Class B	2,137,204
16,563	United Technologies Corp.	1,692,739
19,062	Verisk Analytics, Inc.(b)	1,554,506
6,644	W.W. Grainger, Inc.	1,382,749

		42,051,642

	Information Technology—8.8%
13,927	Accenture PLC, Class A	1,618,875
26,760	Amphenol Corp., Class A	1,764,287
19,173	Automatic Data Processing, Inc.	1,669,201
47,428	CA, Inc.	1,457,937
16,992	Fiserv, Inc.(b)	1,673,372
9,613	International Business Machines Corp.	1,477,422
15,746	MasterCard, Inc., Class A	1,685,137
38,258	Oracle Corp.	1,469,872
29,522	Paychex, Inc.	1,629,614

		14,445,717

	Materials—2.8%
10,750	Air Products & Chemicals, Inc.	1,434,265
12,656	Ecolab, Inc.	1,444,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
14,923	Praxair, Inc.	$1,746,886

		4,626,087

	Real Estate—1.8%
28,670	Prologis, Inc. REIT	1,495,427
15,773	Vornado Realty Trust REIT	1,463,419

		2,958,846

	Total Investments (Cost $160,566,003)—100.0%	164,462,544
	Other assets less liabilities—(0.0)%	(39,889)

	Net Assets—100.0%	$164,422,655

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Schedule of Investments(a)

PowerShares S&P 500® High Beta Portfolio (SPHB)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—7.6%
130,053	BorgWarner, Inc.	$4,661,099
131,138	D.R. Horton, Inc.	3,780,709
71,552	Delphi Automotive PLC (United Kingdom)	4,655,889
63,031	Harman International Industries, Inc.	5,024,201
43,935	Netflix, Inc.(b)	5,486,163
318,762	News Corp., Class A	3,863,395
60,916	Royal Caribbean Cruises Ltd.	4,682,613
52,096	Wynn Resorts Ltd.	4,925,677

		37,079,746

	Energy—27.4%
104,564	Anadarko Petroleum Corp.	6,215,284
112,772	Apache Corp.	6,707,679
93,651	Baker Hughes, Inc.	5,188,265
1,516,542	Chesapeake Energy Corp.(b)	8,356,146
36,419	Cimarex Energy Co.	4,702,785
39,427	Concho Resources, Inc.(b)	5,004,863
117,018	ConocoPhillips	5,084,432
154,540	Devon Energy Corp.	5,855,521
46,949	EOG Resources, Inc.	4,245,129
182,712	FMC Technologies, Inc.(b)	5,896,116
104,879	Halliburton Co.	4,824,434
76,101	Helmerich & Payne, Inc.	4,802,734
96,661	Hess Corp.	4,636,828
226,327	Kinder Morgan, Inc.	4,623,861
447,517	Marathon Oil Corp.	5,898,274
123,064	Marathon Petroleum Corp.	5,364,360
215,734	Murphy Oil Corp.	5,581,039
115,444	Newfield Exploration Co.(b)	4,685,872
139,430	Noble Energy, Inc.	4,806,152
105,763	ONEOK, Inc.	5,122,102
24,500	Pioneer Natural Resources Co.	4,385,990
299,940	Southwestern Energy Co.(b)	3,116,377
57,019	Tesoro Corp.	4,844,904
545,043	Transocean Ltd.(b)	5,237,863
297,193	Williams Cos., Inc. (The)	8,678,036

		133,865,046

	Financials—33.0%
38,822	Affiliated Managers Group, Inc.(b)	5,150,127
49,339	Ameriprise Financial, Inc.	4,361,074
329,404	Bank of America Corp.	5,435,166
108,472	Bank of New York Mellon Corp. (The)	4,693,583
11,797	BlackRock, Inc.	4,025,608
62,681	Capital One Financial Corp.	4,640,901
180,560	Charles Schwab Corp. (The)	5,723,752
112,740	Citigroup, Inc.	5,541,171
176,074	Citizens Financial Group, Inc.	4,637,789
106,418	Comerica, Inc.	5,543,314
212,753	E*TRADE Financial Corp.(b)	5,991,125
248,470	Fifth Third Bancorp	5,406,707
120,842	Franklin Resources, Inc.	4,067,542
26,338	Goldman Sachs Group, Inc. (The)	4,694,485
442,320	Huntington Bancshares, Inc.	4,688,592
178,485	Invesco Ltd.(c)	5,013,644
66,029	JPMorgan Chase & Co.	4,573,169
384,568	KeyCorp	5,430,100
139,316	Legg Mason, Inc.	4,001,156

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
122,405	Lincoln National Corp.	$6,008,861
117,271	MetLife, Inc.	5,507,046
40,539	Moody’s Corp.	4,074,980
183,034	Morgan Stanley	6,144,451
344,576	Navient Corp.	4,403,681
66,375	Northern Trust Corp.	4,806,878
105,788	Principal Financial Group, Inc.	5,776,025
66,117	Prudential Financial, Inc.	5,606,060
540,610	Regions Financial Corp.	5,789,933
68,835	State Street Corp.	4,832,905
107,877	SunTrust Banks, Inc.	4,879,277
127,809	Unum Group	4,524,439
169,946	Zions Bancorporation	5,473,961

		161,447,502

	Health Care—5.4%
32,742	Alexion Pharmaceuticals, Inc.(b)	4,272,831
39,058	Celgene Corp.(b)	3,990,946
212,393	Endo International PLC(b)	3,982,369
24,583	Illumina, Inc.(b)	3,346,730
63,317	Mallinckrodt PLC(b)	3,752,165
10,310	Regeneron Pharmaceuticals, Inc.(b)	3,557,156
48,108	Vertex Pharmaceuticals, Inc.(b)	3,649,473

		26,551,670

	Industrials—3.9%
116,673	American Airlines Group, Inc.	4,736,924
150,966	Arconic, Inc.	4,335,744
70,849	Ryder System, Inc.	4,916,212
65,517	United Rentals, Inc.(b)	4,957,016

		18,945,896

	Information Technology—14.1%
78,749	Akamai Technologies, Inc.(b)	5,470,693
66,360	Autodesk, Inc.(b)	4,796,501
26,620	Broadcom Ltd. (Singapore)	4,532,854
49,707	Citrix Systems, Inc.(b)	4,215,154
71,151	Cognizant Technology Solutions Corp., Class A(b)	3,653,604
118,782	First Solar, Inc.(b)	4,809,483
295,418	HP, Inc.	4,280,607
375,396	Micron Technology, Inc.(b)	6,441,795
97,872	Qorvo, Inc.(b)	5,446,577
50,651	salesforce.com, inc.(b)	3,806,929
147,194	Seagate Technology PLC	5,050,226
76,059	Skyworks Solutions, Inc.	5,851,979
131,440	Teradata Corp.(b)	3,543,622
117,612	Western Digital Corp.	6,873,245

		68,773,269

	Materials—6.0%
49,707	Albemarle Corp.	4,153,020
88,769	FMC Corp.	4,162,378
684,767	Freeport-McMoRan, Inc.	7,655,695
54,876	LyondellBasell Industries NV, Class A	4,365,386
244,883	Owens-Illinois, Inc.(b)	4,726,242
98,535	WestRock Co.	4,551,332

		29,614,053

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares S&P 500® High Beta Portfolio (SPHB) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate—1.6%
170,017	CBRE Group, Inc., Class A(b)	$4,379,638
226,067	Host Hotels & Resorts, Inc. REIT	3,499,517

		7,879,155

	Telecommunication Services—1.0%
86,003	Level 3 Communications, Inc.(b)	4,829,068

	Total Common Stocks and Other Equity Interests (Cost $498,573,968)	488,985,405

	Money Market Fund—0.0%
36,792	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(d) (Cost $36,792)	36,792

	Total Investments (Cost $498,610,760)—100.0%	489,022,197
	Other assets less liabilities—0.0%	182,228

	Net Assets—100.0%	$489,204,425

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Schedule of Investments(a)

PowerShares S&P 500® High Dividend Low Volatility (SPHD)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—7.6%
4,833,597	Ford Motor Co.	$56,746,429
1,463,594	Garmin Ltd.	70,779,406
2,279,029	General Motors Co.	72,017,316

		199,543,151

	Consumer Staples—6.9%
667,014	Altria Group, Inc.	44,102,966
917,474	Coca-Cola Co. (The)	38,900,898
563,042	Philip Morris International, Inc.	54,299,770
513,294	Procter & Gamble Co. (The)	44,553,919

		181,857,553

	Energy—2.2%
541,549	Chevron Corp.	56,727,258

	Financials—5.3%
720,936	CME Group, Inc., Class A	72,165,694
4,169,313	People’s United Financial, Inc.	67,709,643

		139,875,337

	Health Care—4.8%
766,294	AbbVie, Inc.	42,743,879
756,865	Merck & Co., Inc.	44,443,113
1,256,733	Pfizer, Inc.	39,851,003

		127,037,995

	Industrials—14.4%
323,414	Boeing Co. (The)	46,063,856
717,305	Caterpillar, Inc.	59,866,275
411,226	Cummins, Inc.	52,562,907
829,265	Eaton Corp. PLC	52,882,229
912,327	Emerson Electric Co.	46,236,733
1,159,374	PACCAR, Inc.	63,672,820
3,141,044	Pitney Bowes, Inc.	56,036,225

		377,321,045

	Information Technology—12.1%
1,247,174	CA, Inc.	38,338,129
1,415,696	Cisco Systems, Inc.	43,433,553
1,232,786	Intel Corp.	42,987,248
301,960	International Business Machines Corp.	46,408,232
842,828	QUALCOMM, Inc.	57,919,140
2,272,182	Western Union Co. (The)	45,602,693
4,450,037	Xerox Corp.	43,476,862

		318,165,857

	Materials—8.0%
955,348	Dow Chemical Co. (The)	51,407,276
1,260,633	International Paper Co.	56,766,304
768,612	LyondellBasell Industries NV, Class A	61,143,084
805,688	Nucor Corp.	39,357,859

		208,674,523

	Real Estate—13.3%
2,133,500	HCP, Inc. REIT	73,072,375
3,861,908	Host Hotels & Resorts, Inc. REIT	59,782,336
1,653,936	Iron Mountain, Inc. REIT	55,787,261
760,670	Ventas, Inc. REIT	51,535,393
787,382	Welltower, Inc. REIT	53,959,288

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
1,800,058	Weyerhaeuser Co. REIT	$53,875,736

		348,012,389

	Telecommunication Services—6.6%
1,429,492	AT&T, Inc.	52,591,011
2,685,864	CenturyLink, Inc.	71,390,265
1,004,380	Verizon Communications, Inc.	48,310,678

		172,291,954

	Utilities—18.8%
3,728,504	AES Corp. (The)	43,884,492
2,388,799	CenterPoint Energy, Inc.	54,464,617
617,334	Dominion Resources, Inc.	46,423,517
623,234	Duke Energy Corp.	49,871,185
713,171	Entergy Corp.	52,546,439
1,285,859	Exelon Corp.	43,809,216
1,583,401	FirstEnergy Corp.	54,294,820
1,491,917	PPL Corp.	51,232,430
1,032,393	Public Service Enterprise Group, Inc.	43,443,097
1,048,131	Southern Co. (The)	54,052,116

		494,021,929

	Total Investments (Cost $2,622,579,647)—100.0%	2,623,528,991
	Other assets less liabilities—(0.0)%	(98,333)

	Net Assets—100.0%	$2,623,430,658

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Schedule of Investments(a)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—5.4%
77,615	AutoZone, Inc.(b)	$57,602,748
916,323	Comcast Corp., Class A	56,647,088
628,993	Genuine Parts Co.	56,980,476
453,714	Home Depot, Inc. (The)	55,357,645
560,712	McDonald’s Corp.	63,119,350
762,417	Omnicom Group, Inc.	60,856,125

		350,563,432

	Consumer Staples—20.4%
1,128,230	Altria Group, Inc.	74,598,568
1,287,672	Brown-Forman Corp., Class B	59,451,816
1,020,064	Campbell Soup Co.	55,430,278
1,447,000	Church & Dwight Co., Inc.	69,832,220
552,534	Clorox Co. (The)	66,315,131
1,883,480	Coca-Cola Co. (The)	79,859,552
941,405	Colgate-Palmolive Co.	67,178,661
386,798	Costco Wholesale Corp.	57,195,820
635,366	CVS Health Corp.	53,434,281
692,546	Dr Pepper Snapple Group, Inc.	60,798,613
1,001,545	General Mills, Inc.	62,075,759
403,995	JM Smucker Co. (The)	53,048,584
802,701	Kellogg Co.	60,306,926
552,084	Kimberly-Clark Corp.	63,163,930
667,852	McCormick & Co., Inc.	64,026,971
768,577	PepsiCo, Inc.	82,391,454
752,458	Philip Morris International, Inc.	72,567,050
923,805	Procter & Gamble Co. (The)	80,186,274
1,273,691	Reynolds American, Inc.	70,154,900
1,296,568	Sysco Corp.	62,390,852

		1,314,407,640

	Financials—12.1%
891,342	Aflac, Inc.	61,386,724
897,586	Allstate Corp. (The)	60,946,089
589,143	Aon PLC	65,294,719
1,384,321	Arthur J. Gallagher & Co.	66,765,802
476,843	Berkshire Hathaway, Inc., Class B(b)	68,808,445
534,985	Chubb Ltd.	67,943,095
925,950	Cincinnati Financial Corp.	65,538,741
1,611,587	Loews Corp.	69,346,589
1,027,464	Marsh & McLennan Cos., Inc.	65,130,943
2,023,949	Progressive Corp. (The)	63,774,633
982,064	Torchmark Corp.	62,272,678
589,230	Travelers Cos., Inc. (The)	63,742,901

		780,951,359

	Health Care—10.3%
682,792	AmerisourceBergen Corp.	48,013,933
383,416	Becton, Dickinson and Co.	64,379,381
289,081	C.R. Bard, Inc.	62,638,071
872,799	Danaher Corp.	68,558,361
1,009,003	DaVita, Inc.(b)	59,147,756
391,747	Henry Schein, Inc.(b)	58,448,652
649,321	Johnson & Johnson	75,314,743
714,613	Medtronic PLC	58,612,558
1,711,280	Pfizer, Inc.	54,264,689
564,329	Stryker Corp.	65,095,350

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
466,729	Zimmer Biomet Holdings, Inc.	$49,193,237

		663,666,731

	Industrials—15.5%
384,803	3M Co.	63,607,936
573,205	Cintas Corp.	61,143,777
1,241,135	Expeditors International of Washington, Inc.	63,881,218
432,665	General Dynamics Corp.	65,219,922
527,054	Honeywell International, Inc.	57,807,283
530,363	Illinois Tool Works, Inc.	60,233,326
402,887	L-3 Communications Holdings, Inc.	55,171,346
304,325	Lockheed Martin Corp.	74,979,593
308,544	Northrop Grumman Corp.	70,656,576
479,085	Raytheon Co.	65,447,802
1,544,390	Republic Services, Inc.	81,281,246
711,208	United Parcel Service, Inc., Class B	76,639,774
593,967	United Technologies Corp.	60,703,427
1,287,012	Waste Management, Inc.	84,505,208
1,257,754	Xylem, Inc.	60,787,251

		1,002,065,685

	Information Technology—2.8%
687,532	Automatic Data Processing, Inc.	59,856,536
609,347	Fiserv, Inc.(b)	60,008,492
1,058,663	Paychex, Inc.	58,438,198

		178,303,226

	Materials—1.0%
535,116	Praxair, Inc.	62,640,679

	Real Estate—6.4%
526,216	American Tower Corp. REIT	61,667,253
353,931	AvalonBay Communities, Inc. REIT	60,585,909
734,428	Crown Castle International Corp. REIT	66,825,604
439,723	Federal Realty Investment Trust REIT	63,860,971
2,013,851	Kimco Realty Corp. REIT	53,588,575
898,994	Realty Income Corp. REIT	53,256,404
297,972	Simon Property Group, Inc. REIT	55,410,873

		415,195,589

	Telecommunication Services—2.2%
2,009,417	AT&T, Inc.	73,926,452
1,392,863	Verizon Communications, Inc.	66,996,710

		140,923,162

	Utilities—23.8%
1,676,530	Alliant Energy Corp.	63,791,967
1,349,405	Ameren Corp.	67,402,780
1,008,491	American Electric Power Co., Inc.	65,390,557
851,735	American Water Works Co., Inc.	63,062,459
1,654,115	CMS Energy Corp.	69,720,947
898,191	Consolidated Edison, Inc.	67,858,330
1,000,313	Dominion Resources, Inc.	75,223,538
741,920	DTE Energy Co.	71,231,739
814,205	Duke Energy Corp.	65,152,684
904,318	Edison International	66,449,287
803,507	Entergy Corp.	59,202,396
1,179,469	Eversource Energy	64,941,563
567,697	NextEra Energy, Inc.	72,665,216

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares S&P 500® Low Volatility Portfolio (SPLV) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
2,527,314	NiSource, Inc.	$58,785,324
1,092,862	PG&E Corp.	67,888,587
891,206	Pinnacle West Capital Corp.	67,847,513
1,802,702	PPL Corp.	61,904,787
1,466,948	Public Service Enterprise Group, Inc.	61,729,172
919,776	SCANA Corp.	67,474,767
621,043	Sempra Energy	66,513,705
1,470,862	Southern Co. (The)	75,852,353
1,124,724	WEC Energy Group, Inc.	67,168,517
1,725,771	Xcel Energy, Inc.	71,705,785

		1,538,963,973

	Total Investments (Cost $6,230,920,475)—99.9%	6,447,681,476
	Other assets less liabilities—0.1%	3,333,320

	Net Assets—100.0%	$6,451,014,796

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Schedule of Investments(a)

PowerShares S&P 500 Momentum Portfolio (SPMO)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—11.2%
98	Amazon.com, Inc.(b)	$77,402
73	Coach, Inc.	2,620
26	Garmin Ltd.	1,257
263	Home Depot, Inc. (The)	32,089
101	Mattel, Inc.	3,185
199	McDonald’s Corp.	22,402
19	O’Reilly Automotive, Inc.(b)	5,024
18	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	4,380

		148,359

	Consumer Staples—15.4%
623	Altria Group, Inc.	41,193
53	Campbell Soup Co.	2,880
31	Clorox Co. (The)	3,721
54	Constellation Brands, Inc., Class A	9,024
49	Dr Pepper Snapple Group, Inc.	4,302
172	General Mills, Inc.	10,661
65	Hormel Foods Corp.	2,502
41	JM Smucker Co. (The)	5,384
72	Kellogg Co.	5,409
71	Kimberly-Clark Corp.	8,123
32	McCormick & Co., Inc.	3,068
54	Molson Coors Brewing Co., Class B	5,606
322	PepsiCo, Inc.	34,518
404	Philip Morris International, Inc.	38,962
181	Reynolds American, Inc.	9,969
215	Sysco Corp.	10,346
118	Tyson Foods, Inc., Class A	8,360

		204,028

	Financials—0.5%
58	Cincinnati Financial Corp.	4,105
37	Nasdaq, Inc.	2,367

		6,472

	Health Care—10.0%
371	Boston Scientific Corp.(b)	8,162
61	Edwards Lifesciences Corp.(b)	5,808
19	Henry Schein, Inc.(b)	2,835
10	Intuitive Surgical, Inc.(b)	6,721
898	Johnson & Johnson	104,159
51	Zimmer Biomet Holdings, Inc.	5,375

		133,060

	Industrials—12.5%
142	3M Co.	23,473
22	Cintas Corp.	2,347
32	Equifax, Inc.	3,967
41	Fortune Brands Home & Security, Inc.	2,240
2,012	General Electric Co.	58,549
94	Illinois Tool Works, Inc.	10,675
23	L-3 Communications Holdings, Inc.	3,150
76	Lockheed Martin Corp.	18,725
94	Masco Corp.	2,903
49	Northrop Grumman Corp.	11,221
90	Raytheon Co.	12,295
66	Republic Services, Inc.	3,473
157	Waste Management, Inc.	10,309

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
62	Xylem, Inc.	$2,996

		166,323

	Information Technology—21.9%
208	Activision Blizzard, Inc.	8,979
59	Alphabet, Inc., Class C(b)	46,288
346	Applied Materials, Inc.	10,062
70	CA, Inc.	2,152
499	Facebook, Inc., Class A(b)	65,364
57	Fiserv, Inc.(b)	5,613
366	Hewlett Packard Enterprise Co.	8,224
53	Microchip Technology, Inc.	3,209
1,543	Microsoft Corp.	92,457
253	NVIDIA Corp.	18,004
96	Paychex, Inc.	5,299
295	Texas Instruments, Inc.	20,901
19	VeriSign, Inc.(b)	1,596
53	Xilinx, Inc.	2,696

		290,844

	Materials—1.3%
35	Albemarle Corp.	2,924
22	Avery Dennison Corp.	1,535
251	Newmont Mining Corp.	9,297
33	Vulcan Materials Co.	3,736

		17,492

	Real Estate—6.7%
100	American Tower Corp. REIT	11,719
86	Crown Castle International Corp. REIT	7,825
69	Digital Realty Trust, Inc. REIT	6,447
22	Equinix, Inc. REIT	7,860
20	Federal Realty Investment Trust REIT	2,904
85	Iron Mountain, Inc. REIT	2,867
130	Kimco Realty Corp. REIT	3,459
27	Macerich Co. (The) REIT	1,911
167	Prologis, Inc. REIT	8,711
30	Public Storage REIT	6,412
115	Realty Income Corp. REIT	6,813
80	Simon Property Group, Inc. REIT	14,877
100	Ventas, Inc. REIT	6,775

		88,580

	Telecommunication Services—10.4%
2,315	AT&T, Inc.	85,169
1,108	Verizon Communications, Inc.	53,295

		138,464

	Utilities—10.1%
76	Alliant Energy Corp.	2,892
81	Ameren Corp.	4,046
137	American Electric Power Co., Inc.	8,883
84	American Water Works Co., Inc.	6,219
112	CenterPoint Energy, Inc.	2,554
101	CMS Energy Corp.	4,257
96	Consolidated Edison, Inc.	7,253
49	DTE Energy Co.	4,705
157	Duke Energy Corp.	12,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares S&P 500 Momentum Portfolio (SPMO) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
104	Edison International	$7,642
75	Eversource Energy	4,130
129	NextEra Energy, Inc.	16,512
140	NiSource, Inc.	3,256
136	PG&E Corp.	8,448
36	Pinnacle West Capital Corp.	2,741
166	PPL Corp.	5,700
55	SCANA Corp.	4,035
285	Southern Co. (The)	14,697
113	WEC Energy Group, Inc.	6,748
167	Xcel Energy, Inc.	6,939

		134,220

	Total Investments (Cost $1,274,131)—100.0%	1,327,842
	Other assets less liabilities—0.0%	415

	Net Assets—100.0%	$1,328,257

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Schedule of Investments(a)

PowerShares S&P 500 Value Portfolio (SPVU)

October 31, 2016

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—15.5%
117	AutoNation, Inc.(b)	$5,133
135	Bed Bath & Beyond, Inc.	5,457
284	Best Buy Co., Inc.	11,050
162	BorgWarner, Inc.	5,806
214	D.R. Horton, Inc.	6,170
2,769	Ford Motor Co.	32,508
328	Gap, Inc. (The)	9,049
1,313	General Motors Co.	41,491
221	Goodyear Tire & Rubber Co. (The)	6,416
60	Harman International Industries, Inc.	4,782
190	Kohl’s Corp.	8,312
126	Lennar Corp., Class A	5,253
240	Macy’s, Inc.	8,758
404	News Corp., Class A	4,896
134	Nordstrom, Inc.	6,968
281	PulteGroup, Inc.	5,227
62	PVH Corp.	6,633
759	Staples, Inc.	5,617
269	Target Corp.	18,488
41	Whirlpool Corp.	6,143

		204,157

	Consumer Staples—8.1%
378	Archer-Daniels-Midland Co.	16,470
532	Kroger Co. (The)	16,481
161	Tyson Foods, Inc., Class A	11,407
903	Wal-Mart Stores, Inc.	63,228

		107,586

	Energy—5.8%
408	Marathon Petroleum Corp.	17,785
267	Phillips 66	21,667
111	Tesoro Corp.	9,432
476	Transocean Ltd.(b)	4,574
393	Valero Energy Corp.	23,281

		76,739

	Financials—41.9%
121	Aflac, Inc.	8,333
122	Allstate Corp. (The)	8,284
418	American International Group, Inc.	25,791
8	Assurant, Inc.	644
4,458	Bank of America Corp.	73,557
217	BB&T Corp.	8,506
451	Berkshire Hathaway, Inc., Class B(b)	65,079
238	Capital One Financial Corp.	17,621
128	Chubb Ltd.	16,256
1,412	Citigroup, Inc.	69,400
144	Citizens Financial Group, Inc.	3,793
14	Comerica, Inc.	729
230	Fifth Third Bancorp	5,005
157	Goldman Sachs Group, Inc. (The)	27,984
137	Hartford Financial Services Group, Inc. (The)	6,043
62	Huntington Bancshares, Inc.	657
986	JPMorgan Chase & Co.	68,290
162	KeyCorp	2,287
19	Legg Mason, Inc.	546
37	Leucadia National Corp.	691
91	Lincoln National Corp.	4,467

Number of Shares		Value
	Common Stocks (continued)
	Financials (continued)
94	Loews Corp.	$4,045
626	MetLife, Inc.	29,397
913	Morgan Stanley	30,649
48	Navient Corp.	613
40	People’s United Financial, Inc.	650
161	PNC Financial Services Group, Inc. (The)	15,392
73	Principal Financial Group, Inc.	3,986
115	Progressive Corp. (The)	3,624
283	Prudential Financial, Inc.	23,995
386	Regions Financial Corp.	4,134
151	SunTrust Banks, Inc.	6,830
95	Travelers Cos., Inc. (The)	10,277
64	Unum Group	2,266
104	XL Group Ltd. (Ireland)	3,609
22	Zions Bancorporation	709

		554,139

	Health Care—9.3%
138	Aetna, Inc.	14,814
151	AmerisourceBergen Corp.	10,618
155	Anthem, Inc.	18,888
241	Baxter International, Inc.	11,469
194	Cardinal Health, Inc.	13,326
124	Centene Corp.(b)	7,747
269	Express Scripts Holding Co.(b)	18,131
69	Humana, Inc.	11,836
121	McKesson Corp.	15,388

		122,217

	Industrials—6.2%
374	American Airlines Group, Inc.	15,184
255	Arconic, Inc.	7,323
395	Delta Air Lines, Inc.	16,499
115	Fluor Corp.	5,979
108	Jacobs Engineering Group, Inc.(b)	5,571
197	Quanta Services, Inc.(b)	5,664
67	Ryder System, Inc.	4,649
167	Textron, Inc.	6,693
255	United Continental Holdings, Inc.(b)	14,339

		81,901

	Information Technology—6.5%
113	First Solar, Inc.(b)	4,575
977	Hewlett Packard Enterprise Co.	21,953
1,561	HP, Inc.	22,619
697	Micron Technology, Inc.(b)	11,961
210	Seagate Technology PLC	7,205
179	Western Digital Corp.	10,461
735	Xerox Corp.	7,181

		85,955

	Materials—3.0%
165	CF Industries Holdings, Inc.	3,962
396	Dow Chemical Co. (The)	21,309
272	Mosaic Co. (The)	6,400
177	WestRock Co.	8,175

		39,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares S&P 500 Value Portfolio (SPVU) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks (continued)
	Telecommunication Services—1.5%
352	CenturyLink, Inc.	$9,356
188	Level 3 Communications, Inc.(b)	10,556

		19,912

	Utilities—2.2%
503	AES Corp. (The)	5,921
418	Exelon Corp.	14,241
249	FirstEnergy Corp.	8,538

		28,700

	Total Common Stocks (Cost $1,298,868)	1,321,152

	Money Market Fund—0.0%
386	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(c) (Cost $386)	386

	Total Investments (Cost $1,299,254)—100.0%	1,321,538
	Other assets less liabilities—0.0%	545

	Net Assets—100.0%	$1,322,083

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Schedule of Investments

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Brazil—1.8%
225,107	Ambev SA	$1,338,902
101,290	Engie Brasil Energia SA	1,297,380
73,100	Telefonica Brasil SA (Preference Shares)	1,066,304
54,014	Ultrapar Participacoes SA	1,234,055

		4,936,641

	Chile—5.1%
21,232,250	Banco de Chile	2,526,798
32,108,675	Banco Santander Chile	1,796,320
434,013	Cencosud SA	1,414,668
2,239,329	Empresa Nacional de Electricidad SA	1,544,517
696,222	Empresas CMPC SA	1,507,920
160,448	Empresas COPEC SA	1,611,995
7,575,374	Enersis Americas SA	1,282,892
252,497	S.A.C.I. Falabella	1,982,348

		13,667,458

	China—6.0%
2,983,900	Agricultural Bank of China Ltd., H-Shares	1,258,226
2,575,351	Bank of China Ltd., H-Shares	1,155,692
1,480,660	Bank of Communications Co. Ltd., H-Shares	1,128,417
3,108,959	China Cinda Asset Management Co. Ltd., H-Shares	1,118,525
1,916,270	China CITIC Bank Corp. Ltd., H-Shares	1,238,001
590,110	China Conch Venture Holdings Ltd.	1,103,386
1,666,796	China Construction Bank Corp., H-Shares	1,220,836
1,067,424	China Minsheng Banking Corp. Ltd., H-Shares	1,218,167
110,111	China Mobile Ltd.	1,261,580
745,976	CITIC Ltd.	1,071,610
125,296	Hengan International Group Co. Ltd.	997,702
1,943,183	Industrial & Commercial Bank of China Ltd., H-Shares	1,170,192
840,823	Jiangsu Expressway Co. Ltd., H-Shares	1,144,973
44,813	Tencent Holdings Ltd.	1,189,258

		16,276,565

	Colombia—0.8%
122,008	Banco Davivienda SA	1,246,100
109,871	Bancolombia SA (Preference Shares)	1,046,598

		2,292,698

	Czech Republic—0.9%
63,916	CEZ AS	1,202,961
32,387	Komercni banka AS	1,184,691

		2,387,652

	Hong Kong—0.5%
1,503,212	WH Group Ltd.(a)	1,219,263

	Hungary—1.5%
22,469	MOL Hungarian Oil & Gas PLC, Class A	1,446,667
44,825	OTP Bank PLC	1,260,009
64,854	Richter Gedeon Nyrt	1,394,953

		4,101,629

	India—1.5%
18,725	HDFC Bank Ltd. ADR	1,325,355
41,327	Reliance Industries Ltd. GDR(a)	1,310,066
134,843	Wipro Ltd. ADR	1,303,932

		3,939,353

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Indonesia—1.8%
1,248,470	PT Bank Central Asia Tbk	$1,485,476
3,527,570	PT Telekomunikasi Indonesia Persero Tbk	1,140,891
319,405	PT Unilever Indonesia Tbk	1,088,714
5,648,724	PT Waskita Karya Persero Tbk	1,134,247

		4,849,328

	Malaysia—14.6%
1,054,472	Axiata Group Bhd	1,236,711
1,008,995	CIMB Group Holdings Bhd	1,209,832
1,351,363	DiGi.Com Bhd	1,620,347
1,204,089	Gamuda Bhd	1,409,315
1,053,513	Genting Malaysia Bhd	1,195,405
815,213	Hap Seng Consolidated Bhd	1,513,828
1,349,147	IHH Healthcare Bhd	2,058,293
1,877,807	IJM Corp. Bhd	1,477,178
1,075,159	IOI Corp. Bhd	1,153,329
354,778	Kuala Lumpur Kepong Bhd	2,026,336
1,056,492	Malayan Banking Bhd	1,989,580
1,018,674	Maxis Bhd	1,447,270
810,405	MISC Bhd	1,452,740
916,745	Petronas Chemicals Group Bhd	1,529,729
346,003	Petronas Dagangan Bhd	1,926,730
359,106	Petronas Gas Bhd	1,883,273
678,324	Public Bank Bhd	3,211,327
1,113,300	RHB Capital Bhd	1,281,821
599,083	Sime Darby Bhd	1,169,604
2,067,533	Telekom Malaysia Bhd	3,223,282
636,272	Tenaga Nasional Bhd	2,175,004
1,592,500	Westports Holdings Bhd	1,674,118
3,622,300	YTL Corp. Bhd	1,372,934

		39,237,986

	Mexico—11.3%
799,371	Alfa SAB de CV, Class A	1,218,130
1,912,354	America Movil SAB de CV, Series L	1,273,039
234,101	Arca Continental SAB de CV	1,464,041
215,596	Coca-Cola Femsa SAB de CV, Series L	1,627,559
851,088	Fibra Uno Administracion SA de CV REIT	1,632,261
176,956	Fomento Economico Mexicano SAB de CV	1,705,815
92,983	Gruma SAB de CV, Class B	1,296,546
132,988	Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,291,803
97,193	Grupo Aeroportuario del Sureste SAB de CV, Series B	1,553,589
465,121	Grupo Bimbo SAB de CV, Series A	1,259,035
81,219	Grupo Elektra SAB de CV	1,138,081
206,527	Grupo Financiero Banorte SAB de CV, Class O	1,222,306
687,898	Grupo Financiero Inbursa SAB de CV, Class O	1,121,778
664,354	Grupo Financiero Santander Mexico SAB de CV, Series B	1,208,430
649,436	Grupo Lala SAB de CV	1,215,135
468,209	Grupo Mexico SAB de CV, Series B	1,159,351
233,838	Grupo Televisa SAB, Series CPO (b)	1,156,290
345,566	Infraestructura Energetica Nova SAB de CV	1,537,523
560,509	Kimberly-Clark de Mexico SAB de CV, Class A	1,214,747

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Mexico (continued)
507,806	Mexichem SAB de CV	$1,220,408
1,349,911	Nemak SAB de CV(a)	1,408,228
113,967	Promotora y Operadora de Infraestructura SAB de CV	1,280,406
565,491	Wal-Mart de Mexico SAB de CV	1,202,392

		30,406,893

	Netherlands—0.4%
202,453	Steinhoff International Holdings NV	1,093,014

	Philippines—4.6%
826,579	Aboitiz Equity Ventures, Inc.	1,331,471
66,443	Ayala Corp.	1,145,746
731,051	Bank of the Philippine Islands	1,526,341
554,535	BDO Unibank, Inc.	1,291,787
41,713	GT Capital Holdings, Inc.	1,129,346
267,494	Jollibee Foods Corp.	1,314,752
8,396,643	Metro Pacific Investments Corp.	1,248,507
1,244,216	Puregold Price Club, Inc.	1,047,071
80,817	SM Investments Corp.	1,121,566
336,977	Universal Robina Corp.	1,266,556

		12,423,143

	Poland—1.3%
761,348	Orange Polska SA	1,083,260
66,127	Polski Koncern Naftowy Orlen SA	1,307,133
152,175	Powszechny Zaklad Ubezpieczen SA	1,053,203

		3,443,596

	Qatar—1.0%
120,464	Masraf Al Rayan Qsc	1,144,582
33,246	Qatar National Bank SAQ	1,460,741

		2,605,323

	Russia—0.4%
87,298	PhosAgro PJSC GDR(a)	1,082,495

	South Africa—1.4%
455,147	Life Healthcare Group Holdings Ltd.	1,215,301
52,951	Mondi Ltd.	1,034,866
152,100	Vodacom Group Ltd.	1,640,864

		3,891,031

	South Korea—9.9%
3,402	CJ CheilJedang Corp.	1,039,108
156,764	DGB Financial Group, Inc.	1,315,215
8,833	E-Mart, Inc.	1,254,413
24,676	GS Holdings Corp.	1,101,983
248,715	Hanwha Life Insurance Co. Ltd.	1,358,504
10,271	Hyundai Department Store Co. Ltd.	1,054,702
11,349	Hyundai Home Shopping Network Corp.	1,125,726
4,358	Hyundai Mobis Co. Ltd.	1,043,559
9,574	Hyundai Motor Co.	1,171,387
113,260	Industrial Bank of Korea	1,306,561
31,453	Kangwon Land, Inc.	1,043,165
34,604	KB Financial Group, Inc.	1,279,221
29,186	Kia Motors Corp.	1,038,121
24,863	Korea Electric Power Corp.	1,070,136
28,625	Korea Gas Corp.	1,159,509
2,455	Korea Zinc Co. Ltd.	976,207

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
36,261	KT Corp. ADR	$579,813
52,540	KT Corp.	1,483,104
18,093	LG Corp.	969,282
839	Samsung Electronics Co. Ltd.	1,201,766
35,604	Shinhan Financial Group Co. Ltd.	1,364,418
6,724	SK Telecom Co. Ltd.	1,313,362
136,212	Woori Bank	1,488,005

		26,737,267

	Taiwan—23.0%
1,017,000	Aerospace Industrial Development Corp.	1,289,075
1,233,707	Asia Cement Corp.	1,077,038
155,838	Asustek Computer, Inc.	1,365,419
878,442	Cathay Financial Holding Co. Ltd.	1,139,894
673,000	Chailease Holding Co. Ltd.	1,164,408
3,339,000	Chang Hwa Commercial Bank	1,708,781
577,435	Cheng Shin Rubber Industry Co. Ltd.	1,176,553
4,468,000	China Airlines Ltd.	1,352,116
5,473,472	China Development Financial Holding Corp.	1,371,945
1,354,000	China Life Insurance Co. Ltd.	1,250,704
1,731,140	China Steel Corp.	1,250,733
671,222	Chunghwa Telecom Co. Ltd.	2,297,139
1,896,000	Compal Electronics, Inc.	1,129,519
2,494,053	CTBC Financial Holding Co. Ltd.	1,343,544
2,426,984	E.Sun Financial Holding Co. Ltd.	1,380,476
2,348,000	Eva Airways Corp.	1,130,939
1,772,432	Far Eastern New Century Corp.	1,373,238
795,993	Far EasTone Telecommunications Co. Ltd.	1,881,679
4,416,365	First Financial Holding Co. Ltd.	2,316,116
479,095	Formosa Chemicals & Fibre Corp.	1,425,557
427,235	Formosa Petrochemical Corp.	1,428,291
583,146	Formosa Plastics Corp.	1,578,093
404,000	Foxconn Technology Co. Ltd.	1,172,666
824,875	Fubon Financial Holding Co. Ltd.	1,171,018
597,814	Hon Hai Precision Industry Co. Ltd.	1,615,893
3,652,892	Hua Nan Financial Holdings Co. Ltd.	1,857,844
2,147,777	Mega Financial Holding Co. Ltd.	1,470,078
684,930	Nan Ya Plastics Corp.	1,425,965
417,000	Powertech Technology, Inc.	1,190,579
159,353	President Chain Store Corp.	1,191,707
2,607,000	Qisda Corp.	1,098,728
591,016	Quanta Computer, Inc.	1,198,606
5,805,718	Shin Kong Financial Holding Co. Ltd.(c)	1,260,213
355,414	Simplo Technology Co. Ltd.	1,098,087
4,758,704	SinoPac Financial Holdings Co. Ltd.	1,373,740
1,121,264	Synnex Technology International Corp.	1,197,389
3,814,669	Taishin Financial Holding Co. Ltd.	1,396,163
4,763,188	Taiwan Cooperative Financial Holding Co. Ltd.	2,090,475
561,162	Taiwan Mobile Co. Ltd.	1,964,934
231,397	Taiwan Semiconductor Manufacturing Co. Ltd.	1,382,186
750,181	Uni-President Enterprises Corp.	1,452,462
3,178,451	United Microelectronics Corp.	1,183,452
1,236,323	WPG Holdings Ltd.	1,449,543
3,610,472	Yuanta Financial Holding Co. Ltd.	1,350,030

		62,023,015

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Thailand—9.4%
125,378	Airports of Thailand PCL NVDR	$1,364,927
1,250,612	Bangchak Petroleum PCL (The) NVDR	1,080,963
1,817,091	Bangkok Airways PCL NVDR	1,292,823
275,520	Bangkok Bank PCL NVDR	1,255,674
2,615,544	Bangkok Dusit Medical Services PCL NVDR	1,703,962
6,462,975	BTS Group Holdings PCL NVDR	1,578,925
773,404	Central Pattana PCL NVDR	1,232,010
670,853	CP ALL PCL NVDR	1,164,492
287,415	Electricity Generating PCL NVDR	1,601,426
1,211,555	Global Power Synergy Co. Ltd. NVDR	1,228,951
3,850,615	Home Product Center PCL NVDR	1,111,257
8,066,262	IRPC PCL NVDR	1,101,700
210,824	Kasikornbank PCL NVDR	1,036,123
2,563,549	Krung Thai Bank PCL NVDR	1,259,891
4,482,465	Land & Houses PCL NVDR	1,178,332
2,463,372	Muangthai Leasing PCL NVDR	1,323,277
1,662,316	Pruksa Real Estate PCL NVDR	1,097,207
91,756	Siam Cement PCL (The) NVDR	1,310,894
259,618	Siam Commercial Bank PCL (The) NVDR	1,064,510
1,750,757	Thai Beverage PCL	1,213,794

		25,201,138

	Turkey—2.0%
70,284	BIM Birlesik Magazalar AS	1,143,955
736,490	Enka Insaat ve Sanayi AS	1,122,615
743,589	Petkim Petrokimya Holding AS	1,008,565
566,562	Turk Telekomunikasyon AS	1,046,563
346,734	Turkcell Iletisim Hizmetleri AS(c)	1,116,384

		5,438,082

	United Arab Emirates—0.9%
775,917	Dubai Islamic Bank PJSC	1,106,914
282,975	Emirates Telecommunications Group Co. PJSC	1,452,201

		2,559,115

	Total Investments (Cost $272,527,531)—100.1%	269,812,685
	Other assets less liabilities—(0.1)%	(335,116)

	Net Assets—100.0%	$269,477,569

Investment Abbreviations:

ADR—American Depositary Receipt

CPO—Certificate of Ordinary Participation

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $5,020,052, which represented 1.86% of the Fund’s Net Assets.
(b)	Each CPO represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(c)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Schedule of Investments

PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Brazil—6.6%
600	Banco Santander Brasil SA	$4,984
4,600	BM&FBOVESPA SA	27,317
1,000	Centrais Eletricas Brasileiras SA(a)	7,486
700	Centrais Eletricas Brasileiras SA (Preference Shares), Class B(a)	6,047
800	Cia de Saneamento Basico do Estado de Sao Paulo	8,516
1,200	Cia Siderurgica Nacional SA(a)	4,071
400	Cosan SA Industria e Comercio	5,423
400	Hypermarcas SA	3,381
1,900	Kroton Educacional SA	9,542
760	Lojas Americanas SA (Preference Shares)	4,969
700	Lojas Renner SA	5,970
100	M Dias Branco SA	4,306
200	Multiplan Empreendimentos Imobiliarios SA	4,053
400	Raia Drogasil SA	8,953

		105,018

	Chile—1.3%
28,293	Banco de Chile	3,367
1,971	Cencosud SA	6,425
476	LATAM Airlines Group SA(a)	4,558
234	Sociedad Quimica y Minera de Chile SA, Series B	6,940

		21,290

	China—15.7%
2,000	AAC Technologies Holdings, Inc.	19,085
1,000	BYD Co. Ltd., H-Shares(a)	6,576
2,000	China Resources Beer Holdings Co. Ltd.(a)	4,255
10,000	Geely Automobile Holdings Ltd.	10,316
6,000	Guangzhou Automobile Group Co. Ltd., H-Shares	7,257
3,200	Guangzhou R&F Properties Co. Ltd., H-Shares	4,523
110	NetEase, Inc. ADR	28,269
368	New Oriental Education & Technology Group, Inc. ADR(a)	18,448
69	SINA Corp.(a)	4,978
2,000	Sunny Optical Technology Group Co. Ltd.	9,775
4,700	Tencent Holdings Ltd.	124,730
2,000	TravelSky Technology Ltd., H-Shares	4,276
9,000	Zall Group Ltd.(a)	6,139

		248,627

	Egypt—0.2%
4,581	Global Telecom Holding SAE(a)	2,481

	Hong Kong—1.3%
20,000	Fullshare Holdings Ltd.	11,167
11,000	WH Group Ltd.(b)	8,922

		20,089

	Hungary—1.1%
87	MOL Hungarian Oil & Gas PLC, Class A	5,601
248	OTP Bank PLC	6,971
237	Richter Gedeon Nyrt	5,098

		17,670

	India—6.7%
198	Axis Bank Ltd. GDR(b)	7,168
247	GAIL India Ltd. GDR(b)	9,510

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	India (continued)
102	HDFC Bank Ltd. ADR	$7,220
577	ICICI Bank Ltd. ADR	4,783
308	Larsen & Toubro Ltd. GDR(b)	6,776
431	Mahindra & Mahindra Ltd. GDR(b)	8,426
1,485	PowerShares India Portfolio(c)	30,843
297	Reliance Industries Ltd. GDR(b)	9,415
214	Reliance Infrastructure Ltd. GDR(b)	5,168
226	State Bank of India GDR(b)	8,611
45	Tata Motors Ltd. ADR	1,773
891	Tata Steel Ltd. GDR(b)	5,257
169	Wipro Ltd. ADR	1,634

		106,584

	Indonesia—2.9%
27,000	PT Adaro Energy Tbk	3,280
700	PT Gudang Garam Tbk	3,643
5,700	PT Indofood Sukses Makmur Tbk	3,713
36,900	PT Pakuwon Jati Tbk	2,036
97,400	PT Telekomunikasi Indonesia Persero Tbk	31,501
10,000	PT Waskita Karya Persero Tbk	2,008

		46,181

	Luxembourg—0.1%
63	Ternium SA ADR	1,506

	Malaysia—1.3%
3,300	AirAsia Bhd	2,179
1,800	Hap Seng Consolidated Bhd	3,343
4,300	Tenaga Nasional Bhd	14,699

		20,221

	Mexico—5.7%
800	Alpek SAB de CV, Class A	1,197
500	Arca Continental SAB de CV	3,127
800	Coca-Cola Femsa SAB de CV, Series L	6,039
2,700	Fomento Economico Mexicano SAB de CV	26,027
285	Gruma SAB de CV, Class B	3,974
800	Grupo Aeroportuario del Pacifico SAB de CV, Class B	7,771
280	Grupo Aeroportuario del Sureste SAB de CV, Series B	4,476
1,900	Grupo Bimbo SAB de CV, Series A	5,143
3,000	Grupo Financiero Banorte SAB de CV, Class O	17,755
2,200	Grupo Financiero Santander Mexico SAB de CV, Series B	4,002
220	Industrias Penoles SAB de CV	5,362
1,700	Kimberly-Clark de Mexico SAB de CV, Class A	3,684
215	Promotora y Operadora de Infraestructura SAB de CV	2,416

		90,973

	Peru—0.3%
320	Cia de Minas Buenaventura SAA ADR(a)	4,253

	Philippines—1.6%
3,800	Aboitiz Equity Ventures, Inc.	6,121
770	Jollibee Foods Corp.	3,785
25,100	Metro Pacific Investments Corp.	3,732
560	Security Bank Corp.	2,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares S&P Emerging Markets Momentum Portfolio (EEMO) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Philippines (continued)
16,600	SM Prime Holdings, Inc.	$9,222

		25,409

	Russia—5.9%
42	Novatek OJSC GDR(b)	4,490
687	Polymetal International PLC	7,473
6,528	Sberbank of Russia PJSC ADR	61,951
944	Surgutneftegas OJSC ADR	4,057
151	Tatneft PJSC ADR	5,054
1,961	VTB Bank PJSC GDR(b)	4,106
333	Yandex NV, Class A(a)	6,557

		93,688

	South Africa—9.2%
132	Anglo American Platinum Ltd.(a)	3,110
1,346	AngloGold Ashanti Ltd.(a)	18,035
878	Bidvest Group Ltd. (The)	10,902
123	Capitec Bank Holdings Ltd.	6,249
1,900	Gold Fields Ltd.	7,724
378	Naspers Ltd., Class N	63,359
896	Pick n Pay Stores Ltd.	4,385
781	Resilient REIT Ltd. REIT	6,463
2,447	Sibanye Gold Ltd.	6,670
308	Tiger Brands Ltd.	8,772
917	Vodacom Group Ltd.	9,893

		145,562

	South Korea—17.7%
146	Celltrion, Inc.(a)	13,551
179	Hankook Tire Co. Ltd.	8,635
13	Hanmi Pharm Co. Ltd.	4,113
483	Hanon Systems	4,517
86	Hanwha Techwin Co. Ltd.	4,795
64	Hyundai Mipo Dockyard Co. Ltd.(a)	3,932
48	Innocean Worldwide, Inc.	2,907
79	Kolon Industries, Inc.	5,137
128	Komipharm International Co. Ltd.(a)	4,335
424	Korea Electric Power Corp.	18,249
429	LG Display Co. Ltd.	10,235
198	LG Electronics, Inc.	8,271
11	LG Household & Health Care Ltd. (Preference Shares)	4,576
74	LS Corp.	3,550
20	Mando Corp.	4,693
47	Naver Corp.	35,201
77	Samsung Electronics Co. Ltd.	110,293
13	Samsung Electronics Co. Ltd. (Preference Shares)	14,963
122	SK Innovation Co. Ltd.	16,153
467	Yungjin Pharmaceutical Co. Ltd.(a)	3,571

		281,677

	Taiwan—16.6%
2,000	Chin-Poon Industrial Co. Ltd.	3,834
8,000	Chunghwa Telecom Co. Ltd.	27,379
3,000	Formosa Petrochemical Corp.	10,029
6,000	Inventec Corp.	4,696
4,000	King Yuan Electronics Co. Ltd.	3,518
3,000	LCY Chemical Corp.	3,670

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
5,000	Lite-On Technology Corp.	$7,177
3,000	Micro-Star International Co. Ltd.	8,641
2,000	Powertech Technology, Inc.	5,710
6,000	Qisda Corp.	2,529
2,000	Realtek Semiconductor Corp.	6,781
92	Silicon Motion Technology Corp. ADR	3,736
4,000	Siliconware Precision Industries Co. Ltd.	6,053
22,000	Taiwan Semiconductor Manufacturing Co. Ltd.	131,411
2,000	Tong Yang Industry Co. Ltd.	4,652
8,000	Uni-President Enterprises Corp.	15,489
3,000	Vanguard International Semiconductor Corp.	6,122
1,694	Win Semiconductors Corp.	4,708
10,000	Winbond Electronics Corp.	3,144
3,000	WPG Holdings Ltd.	3,517

		262,796

	Thailand—3.9%
800	Airports of Thailand PCL NVDR	8,709
4,200	Bangkok Dusit Medical Services PCL NVDR	2,736
1,800	Berli Jucker PCL NVDR	2,713
700	Carabao Group PCL NVDR	1,380
1,700	Central Pattana PCL NVDR	2,708
600	CH Karnchang PCL NVDR	506
4,300	Charoen Pokphand Foods PCL NVDR	3,870
500	Electricity Generating PCL NVDR	2,786
1,000	Global Power Synergy Co. Ltd. NVDR	1,015
2,200	Group Lease PCL NVDR	2,892
9,700	Home Product Center PCL NVDR	2,799
11,400	IRPC PCL NVDR	1,557
800	KCE Electronics PCL NVDR	2,560
6,000	Land & Houses PCL NVDR	1,577
3,300	Minor International PCL NVDR	3,630
1,100	Robinson Department Store PCL NVDR	1,823
3,200	Siam Global House PCL NVDR	1,408
1,400	Thai Airways International PCL NVDR(a)	1,120
17,500	Thai Beverage PCL	12,133
1,100	Thai Oil PCL NVDR	2,200
1,100	Thanachart Capital PCL NVDR	1,242
2,400	Vgi Global Media PCL NVDR	391

		61,755

	Turkey—0.5%
451	Arcelik AS	2,977
190	Aselsan Elektronik Sanayi Ve Ticaret AS	577
1,768	Petkim Petrokimya Holding AS	2,398
166	Tofas Turk Otomobil Fabrikasi AS	1,249
229	Ulker Biskuvi Sanayi AS	1,420

		8,621

	United Arab Emirates—1.4%
3,833	Dxb Entertainments PJSC(a)(b)	1,639
3,890	Emirates Telecommunications Group Co. PJSC	19,963

		21,602

	Total Common Stocks and Other Equity Interests (Cost $1,521,851)	1,586,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

PowerShares S&P Emerging Markets Momentum Portfolio (EEMO) (continued)

October 31, 2016

Number of Shares		Value
	Money Market Fund—0.2%
3,732	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(d) (Cost $3,732)	$3,732

	Total Investments (Cost $1,525,583)—100.2%	1,589,735
	Other assets less liabilities—(0.2)%	(2,640)

	Net Assets—100.0%	$1,587,095

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-voting Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $79,488, which represented 5.01% of the Fund’s Net Assets.
(c)	Affiliated company. The Fund’s Adviser also serves as the adviser for PowerShares India Portfolio and therefore, PowerShares India Portfolio is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Schedule of Investments

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—13.1%
155,689	AGL Energy Ltd.	$2,272,284
422,666	AMP Ltd.	1,469,838
281,717	APA Group	1,706,405
53,962	ASX Ltd.	1,935,270
1,609,280	AusNet Services	1,836,872
353,062	Boral Ltd.	1,692,574
203,325	Brambles Ltd.	1,783,923
240,794	Coca-Cola Amatil Ltd.	1,748,035
33,220	Commonwealth Bank of Australia	1,855,208
26,912	CSL Ltd.	2,058,312
272,633	Dexus Property Group REIT	1,854,693
354,209	Goodman Group REIT	1,830,145
559,621	GPT Group (The) REIT	1,984,431
417,550	Insurance Australia Group Ltd.	1,750,718
1,205,476	Mirvac Group REIT	1,917,171
30,803	Ramsay Health Care Ltd.	1,719,525
39,137	REA Group Ltd.	1,523,015
642,352	Scentre Group REIT	2,057,838
618,461	Stockland REIT	2,080,131
179,801	Suncorp Group Ltd.	1,637,730
368,254	Sydney Airport	1,754,195
656,552	Tatts Group Ltd.	2,028,389
545,253	Telstra Corp. Ltd.	2,066,253
278,562	Transurban Group	2,202,386
807,279	Vicinity Centres REIT	1,763,038
62,460	Wesfarmers Ltd.	1,949,161
276,985	Westfield Corp. REIT	1,875,868

		50,353,408

	Austria—0.4%
67,547	BUWOG AG	1,630,102

	Belgium—3.2%
71,997	bpost SA	1,912,702
35,796	Colruyt SA	1,921,366
23,728	Groupe Bruxelles Lambert SA	2,038,194
58,491	Proximus SADP	1,672,194
17,855	Sofina SA	2,491,599
37,940	Telenet Group Holding NV(a)	2,028,129

		12,064,184

	Canada—21.1%
18,631	Agrium, Inc.	1,711,647
49,131	ATCO Ltd., Class I	1,723,663
38,534	Bank of Montreal(b)	2,454,215
38,405	Bank of Nova Scotia	2,065,460
64,526	BCE, Inc.	2,933,941
52,511	Brookfield Asset Management, Inc., Class A	1,840,285
141,157	CAE, Inc.	1,984,255
30,543	Canadian Imperial Bank of Commerce	2,290,298
30,615	Canadian National Railway Co.	1,926,101
16,504	Canadian Tire Corp. Ltd., Class A	1,605,515
60,531	Canadian Utilities Ltd., Class A	1,731,135
35,992	CGI Group, Inc., Class A(a)	1,710,912
102,236	CI Financial Corp.(b)	1,882,622
77,297	Emera, Inc.(b)	2,697,970
159,849	First Capital Realty, Inc.	2,551,144
60,205	Fortis, Inc.	1,983,250

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
28,223	George Weston Ltd.	$2,301,641
56,915	Gildan Activewear, Inc.	1,462,952
90,678	Great-West Lifeco, Inc.	2,279,382
121,542	H&R Real Estate Investment Trust REIT	2,068,549
67,768	IGM Financial, Inc.	1,820,293
48,711	Industrial Alliance Insurance and Financial Services, Inc.	1,887,744
31,752	Intact Financial Corp.	2,160,155
44,856	Loblaw Cos. Ltd.	2,214,938
64,159	Metro, Inc.	1,984,728
49,863	National Bank of Canada	1,781,340
36,327	Onex Corp.	2,351,599
29,881	Open Text Corp.	1,856,735
98,800	Power Corp. of Canada	2,120,855
97,138	Power Financial Corp.	2,297,537
114,797	RioCan Real Estate Investment Trust REIT	2,233,841
50,871	Rogers Communications, Inc., Class B	2,048,125
35,947	Royal Bank of Canada(b)	2,247,609
57,385	Saputo, Inc.	2,063,762
100,241	Shaw Communications, Inc., Class B	1,987,992
39,964	SNC-Lavalin Group, Inc.	1,625,098
62,135	Sun Life Financial, Inc.	2,081,134
74,880	TELUS Corp.	2,426,442
56,497	Toronto-Dominion Bank (The)	2,565,497

		80,960,361

	Denmark—0.5%
51,449	ISS A/S	2,019,704

	France—5.6%
19,403	Aeroports de Paris	1,957,014
85,769	Bureau Veritas SA	1,618,084
23,686	Danone SA	1,637,847
20,716	Dassault Systemes	1,638,219
13,055	Essilor International SA	1,465,436
3,918	Hermes International	1,585,252
8,818	L’Oreal SA	1,576,089
14,952	Pernod Ricard SA	1,775,899
14,441	Sodexo SA	1,674,838
19,369	Thales SA	1,821,095
6,260	Unibail-Rodamco SE REIT	1,489,100
74,822	Veolia Environnement SA	1,630,556
24,225	Vinci SA	1,752,129

		21,621,558

	Germany—3.1%
19,515	Beiersdorf AG	1,715,667
13,217	Henkel AG & Co. KGaA (Preference Shares)	1,693,703
46,861	MAN SE	4,785,540
9,651	Muenchener Rueckversicherungs-Gesellschaft AG	1,868,327
20,024	SAP SE	1,761,294

		11,824,531

	Hong Kong—9.9%
234,862	Cheung Kong Infrastructure Holdings Ltd.	1,924,664
153,156	CK Hutchison Holdings Ltd.	1,894,984
259,922	CLP Holdings Ltd.	2,644,519

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
112,260	Hang Seng Bank Ltd.	$2,028,102
2,321,590	HK Electric Investments & HK Electric Investments Ltd.(c)	2,299,182
1,612,375	HKT Trust & HKT Ltd.	2,216,409
1,216,560	Hong Kong & China Gas Co. Ltd.	2,384,535
258,034	Hongkong Land Holdings Ltd.	1,728,828
430,503	Hysan Development Co. Ltd.	1,987,402
27,183	Jardine Matheson Holdings Ltd.	1,655,716
55,462	Jardine Strategic Holdings Ltd.	1,946,161
587,774	Kerry Properties Ltd.	1,860,752
271,039	Link REIT	1,932,785
393,270	MTR Corp. Ltd.	2,178,114
2,935,974	PCCW Ltd.	1,749,125
202,935	Power Assets Holdings Ltd.	1,909,013
183,865	Swire Pacific Ltd., Class A	1,912,185
667,750	Swire Properties Ltd.	1,920,195
159,730	VTech Holdings Ltd.	1,960,876

		38,133,547

	Ireland—0.9%
85,344	Experian PLC	1,639,011
22,822	Kerry Group PLC, Class A	1,654,656

		3,293,667

	Israel—3.8%
43,329	Azrieli Group Ltd.	1,843,403
421,331	Bank Hapoalim BM	2,428,794
526,224	Bank Leumi Le-Israel BM(a)	1,983,941
25,121	Check Point Software Technologies Ltd.(a)	2,124,232
20,040	Elbit Systems Ltd.	1,982,764
1,116,087	Israel Discount Bank Ltd., Class A(a)	2,048,402
176,564	Mizrahi Tefahot Bank Ltd.	2,298,591

		14,710,127

	Italy—0.9%
324,939	Snam SpA	1,710,464
365,706	Terna-Rete Elettrica Nationale SpA	1,788,758

		3,499,222

	Japan—1.4%
703	Advance Residence Investment Corp. REIT	1,962,794
1,372	GLP J-REIT REIT	1,716,877
1,042	ORIX JREIT Inc. REIT	1,781,866

		5,461,537

	Netherlands—1.8%
23,753	Heineken Holding NV, Class A	1,825,527
75,552	Koninklijke Ahold Delhaize NV	1,722,245
57,782	Koninklijke Philips NV	1,739,334
45,145	Wolters Kluwer NV	1,744,698

		7,031,804

	New Zealand—3.1%
327,225	Auckland International Airport Ltd.	1,542,698
640,745	Contact Energy Ltd.	2,177,348
264,743	Fisher & Paykel Healthcare Corp. Ltd.	1,678,059
222,709	Fletcher Building Ltd.	1,652,212
761,459	Meridian Energy Ltd.	1,400,002
334,018	Ryman Healthcare Ltd.	2,121,934

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	New Zealand (continued)
483,715	SKYCITY Entertainment Group Ltd.	$1,349,594

		11,921,847

	Norway—0.6%
220,967	Orkla ASA	2,090,114

	Singapore—11.2%
1,003,311	Ascendas Real Estate Investment Trust REIT	1,708,346
1,784,352	CapitaLand Commercial Trust Ltd. REIT	2,019,078
797,433	CapitaLand Ltd.	1,770,291
1,338,617	CapitaLand Mall Trust REIT	1,990,759
915,428	ComfortDelGro Corp. Ltd.	1,670,513
185,037	DBS Group Holdings Ltd.	1,994,076
920,249	M1 Ltd.	1,348,738
1,684,693	Mapletree Commercial Trust REIT	1,851,843
2,335,880	Mapletree Greater China Commercial Trust REIT(c)	1,745,323
3,005,644	Mapletree Logistics Trust REIT	2,234,960
339,646	Oversea-Chinese Banking Corp. Ltd.	2,069,256
525,112	SATS Ltd.	1,825,952
291,038	Singapore Airlines Ltd.	2,118,123
377,454	Singapore Exchange Ltd.	1,922,659
1,734,684	Singapore Post Ltd.	1,994,033
789,612	Singapore Press Holdings Ltd.	2,110,322
649,075	Singapore Telecommunications Ltd.	1,809,333
825,523	StarHub Ltd.	2,004,647
1,625,371	Suntec Real Estate Investment Trust REIT	1,961,795
158,910	United Overseas Bank Ltd.	2,144,069
497,126	UOL Group Ltd.	2,025,077
366,660	Venture Corp. Ltd.	2,502,529

		42,821,722

	Spain—3.3%
106,962	Abertis Infraestructuras SA	1,585,830
11,809	Aena SA(c)	1,731,398
35,749	Amadeus It Group SA, Class A	1,685,087
91,985	Endesa SA	1,952,650
82,917	Grifols SA	1,636,995
286,940	Iberdrola SA	1,953,002
106,740	Red Electrica Corp. SA	2,223,745

		12,768,707

	Sweden—0.5%
49,957	Swedish Match AB	1,740,452

	Switzerland—5.0%
83,107	ABB Ltd.	1,714,413
953	Givaudan SA	1,845,480
15,398	Kuehne + Nagel International AG	2,089,606
29,071	Nestle SA	2,109,257
24,791	Novartis AG	1,764,877
8,014	Roche Holding AG	1,843,649
9,913	Schindler Holding AG-PC	1,843,463
944	SGS SA	1,914,920
21,602	Swiss Re AG	2,007,507
4,261	Swisscom AG	1,950,606

		19,083,778

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom—9.9%
267,303	BAE Systems PLC	$1,770,450
33,916	British American Tobacco PLC	1,942,658
70,383	Bunzl PLC	1,889,614
106,460	Compass Group PLC	1,924,959
79,192	Diageo PLC	2,107,261
93,672	GlaxoSmithKline PLC	1,850,984
40,231	Imperial Brands PLC	1,942,863
164,772	National Grid PLC	2,142,462
22,307	Reckitt Benckiser Group PLC	1,991,667
103,304	RELX NV	1,741,094
111,129	RELX PLC	1,982,247
244,708	Royal Mail PLC	1,466,931
73,792	Severn Trent PLC	2,097,357
152,067	Sky PLC	1,518,687
113,789	Smith & Nephew PLC	1,643,482
84,434	SSE PLC	1,640,090
36,905	Unilever NV CVA	1,544,582
42,288	Unilever PLC	1,764,693
166,666	United Utilities Group PLC	1,912,735
588,307	Vodafone Group PLC	1,614,657
74,984	WPP PLC	1,627,723

		38,117,196

	United States—0.6%
61,977	Thomson Reuters Corp.	2,444,398

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $386,567,416)—99.9%	383,591,966

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.3%
4,986,577	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(d)(e) (Cost $4,986,577)	4,986,577

	Total Investments (Cost $391,553,993)—101.2%	388,578,543
	Other assets less liabilities—(1.2)%	(4,442,029)

	Net Assets—100.0%	$384,136,514

Investment Abbreviations:

CVA—Dutch Certificates

PC—Participation Certificate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2016.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $5,775,903, which represented 1.50% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Schedule of Investments

PowerShares S&P International Developed Momentum Portfolio (IDMO)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—10.9%
1,118	AGL Energy Ltd.	$16,317
1,465	Aristocrat Leisure Ltd.	17,101
35	ASX Ltd.	1,255
3,106	AusNet Services	3,545
1,357	BlueScope Steel Ltd.	8,054
2,288	Brambles Ltd.	20,074
851	Challenger Ltd.	6,968
106	CIMIC Group Ltd.	2,387
113	Cochlear Ltd.	11,003
651	CSL Ltd.	49,790
1,581	Dexus Property Group REIT	10,755
151	Domino’s Pizza Enterprises Ltd.	7,383
5,039	DUET Group	9,126
3,572	Fortescue Metals Group Ltd.	14,950
1,976	Goodman Group REIT	10,210
2,851	GPT Group (The) REIT	10,110
5,140	Medibank Private Ltd.	10,091
5,099	Mirvac Group REIT	8,109
1,833	Newcrest Mining Ltd.	31,467
160	Ramsay Health Care Ltd.	8,932
105	REA Group Ltd.	4,086
11,754	Scentre Group REIT	37,655
3,716	Stockland REIT	12,498
2,171	Sydney Airport	10,342
493	TPG Telecom Ltd.	2,836
3,901	Transurban Group	30,842
1,667	Treasury Wine Estates Ltd.	13,624
4,369	Vicinity Centres REIT	9,542
1,138	Vocus Communications Ltd.	4,945

		383,997

	Austria—0.1%
91	BUWOG AG	2,196

	Belgium—0.3%
70	Colruyt SA	3,757
135	Umicore SA	8,197

		11,954

	Canada—17.9%
539	Agnico Eagle Mines Ltd.	27,395
108	ATCO Ltd., Class I	3,789
908	Bank of Montreal	57,830
2,826	Barrick Gold Corp.	49,762
503	BCE, Inc.	22,871
339	CAE, Inc.	4,765
1,195	Canadian Natural Resources Ltd.	37,956
33	CCL Industries, Inc., Class B	5,873
402	CGI Group, Inc., Class A(a)	19,109
420	Detour Gold Corp.(a)	8,013
138	Dollarama, Inc.	10,320
260	Emera, Inc.	9,075
284	First Capital Realty, Inc.	4,533
349	Fortis, Inc.	11,497
397	Franco-Nevada Corp.	26,005
41	Genworth MI Canada, Inc.	891
927	Goldcorp, Inc.	14,089
2,975	Kinross Gold Corp.(a)	11,565

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
455	Metro, Inc.	$14,075
216	Open Text Corp.	13,422
213	Peyto Exploration & Development Corp.	5,477
200	RioCan Real Estate Investment Trust REIT	3,892
621	Rogers Communications, Inc., Class B	25,002
368	Saputo, Inc.	13,235
432	Seven Generations Energy Ltd., Class A(a)	9,219
1,024	Silver Wheaton Corp.	24,694
100	Smart Real Estate Investment Trust REIT	2,496
234	SNC-Lavalin Group, Inc.	9,515
718	Teck Resources Ltd., Class B	15,514
37	TMX Group Ltd.	1,709
2,087	Toronto-Dominion Bank (The)	94,769
1,052	TransCanada Corp.	47,661
263	Waste Connections, Inc.	19,753
2,275	Yamana Gold, Inc.	8,131

		633,902

	Denmark—2.2%
101	Carlsberg A/S, Class B	9,094
92	Chr. Hansen Holding A/S	5,501
247	DSV A/S	11,953
127	Genmab A/S(a)	20,923
110	H. Lundbeck A/S(a)	3,542
200	ISS A/S	7,851
258	Vestas Wind Systems A/S	20,663

		79,527

	Finland—1.2%
46	Cargotec Oyj, Class B	1,885
117	Huhtamaki Oyj	4,717
68	Kesko Oyj, Class B	3,375
450	Kone Oyj, Class B	20,684
183	Neste Oyj	7,890
125	Nokian Renkaat Oyj	4,189

		42,740

	France—2.1%
132	Sodexo SA	15,309
166	Thales SA	15,608
617	Vinci SA	44,626

		75,543

	Germany—8.0%
506	Adidas AG	82,869
123	Covestro AG(b)	7,259
688	Deutsche Wohnen AG-BR	22,414
216	GEA Group AG	8,341
1,711	Infineon Technologies AG	30,675
1,231	SAP SE	108,278
628	Vonovia SE	22,088

		281,924

	Hong Kong—3.3%
4,000	CLP Holdings Ltd.	40,697
5,000	HK Electric Investments & HK Electric Investments Ltd.(b)	4,952
5,000	HKT Trust & HKT Ltd.	6,873

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares S&P International Developed Momentum Portfolio (IDMO) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
4,000	Link REIT	$28,524
3,000	MTR Corp. Ltd.	16,615
5,000	PCCW Ltd.	2,979
4,000	Sino Land Co. Ltd.	6,809
1,500	Techtronic Industries Co. Ltd.	5,648
1,000	Yue Yuen Industrial Holdings Ltd.	3,810

		116,907

	Ireland—1.5%
1,312	Experian PLC	25,197
478	James Hardie Industries PLC	7,140
148	Kerry Group PLC, Class A	10,730
102	Paddy Power Betfair PLC	10,544

		53,611

	Israel—0.3%
2,094	Bezeq The Israeli Telecommunication Corp. Ltd.	3,800
32	Elbit Systems Ltd.	3,166
41	Frutarom Industries Ltd.	2,167

		9,133

	Italy—0.9%
375	Davide Campari-Milano SpA	3,771
137	Recordati SpA	3,872
3,015	Snam SpA	15,871
1,704	Terna-Rete Elettrica Nationale SpA	8,335

		31,849

	Japan—7.0%
200	Advantest Corp.	2,860
100	Coca-Cola West Co. Ltd.	2,955
100	Daito Trust Construction Co. Ltd.	16,725
100	Harmonic Drive Systems, Inc.	2,818
100	Hisamitsu Pharmaceutical Co., Inc.	5,338
100	Hoshizaki Corp.	9,021
100	Ito EN Ltd.	3,645
300	Itoham Yonekyu Holdings, Inc.(a)	2,860
100	Kagome Co. Ltd.	2,620
1,000	Kajima Corp.	6,747
200	Konami Holdings Corp.	7,889
1,000	Lion Corp.	16,358
100	Maruichi Steel Tube Ltd.	3,221
100	McDonald’s Holdings Co. Japan Ltd.	2,874
200	MEIJI Holdings Co. Ltd.	19,946
1,000	Nagoya Railroad Co. Ltd.	5,272
100	Nippon Shinyaku Co. Ltd.	5,072
700	Obayashi Corp.	6,748
500	Ono Pharmaceutical Co. Ltd.	12,690
3	ORIX JREIT Inc. REIT	5,130
200	Park24 Co. Ltd.	6,176
100	Peptidream, Inc.(a)	5,158
200	SCREEN Holdings Co. Ltd.	13,684
300	START TODAY Co. Ltd.	5,264
100	Sumitomo Dainippon Pharma Co. Ltd.	1,733
1,000	Taisei Corp.	7,499
100	Taisho Pharmaceutical Holdings Co. Ltd.	9,754
500	Terumo Corp.	19,341
1,000	Toho Gas Co. Ltd.	9,259

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
200	Tokyo Electron Ltd.	$18,058
600	Yamada Denki Co. Ltd.	3,100
300	Yamazaki Baking Co. Ltd.	6,726
100	Zensho Holdings Co. Ltd.	1,867

		248,408

	Jersey Island—0.6%
221	Randgold Resources Ltd.	19,535

	Mexico—0.2%
442	Fresnillo PLC	8,850

	Netherlands—2.4%
143	Heineken Holding NV, Class A	10,990
258	Heineken NV	21,226
1,614	Koninklijke Ahold Delhaize NV	36,792
457	Wolters Kluwer NV	17,661

		86,669

	New Zealand—1.6%
1,625	A2 Milk Co. Ltd.(a)	2,162
1,761	Auckland International Airport Ltd.	8,302
894	Contact Energy Ltd.	3,038
1,197	Fisher & Paykel Healthcare Corp. Ltd.	7,587
1,062	Fletcher Building Ltd.	7,879
2,088	Meridian Energy Ltd.	3,839
578	Ryman Healthcare Ltd.	3,672
830	SKYCITY Entertainment Group Ltd.	2,316
3,240	Spark New Zealand Ltd.	8,483
853	Trade Me Ltd.	2,966
859	Z Energy Ltd.	4,806

		55,050

	Norway—1.1%
218	AKER BP ASA(a)	3,503
201	Gjensidige Forsikring ASA	3,608
38	Leroy Seafood Group ASA	2,012
751	Marine Harvest ASA	13,643
1,217	Orkla ASA	11,512
136	Salmar ASA	4,420

		38,698

	Portugal—0.1%
242	Jeronimo Martins SGPS SA	4,157

	Singapore—0.5%
3,000	CapitaLand Mall Trust REIT	4,462
100	Jardine Cycle & Carriage Ltd.	3,033
2,200	Mapletree Commercial Trust REIT	2,418
2,400	Mapletree Greater China Commercial Trust REIT(b)	1,793
900	SATS Ltd.	3,130
400	Venture Corp. Ltd.	2,730

		17,566

	Spain—0.8%
111	Aena SA(b)	16,275
533	Red Electrica Corp. SA	11,104

		27,379

	Sweden—1.6%
107	Axfood AB	1,675

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

PowerShares S&P International Developed Momentum Portfolio (IDMO) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Sweden (continued)
398	Castellum AB	$5,400
209	Fastighets AB Balder, Class B(a)	4,754
534	Fingerprint Cards AB, Class B(a)	5,179
284	Hexagon AB, Class B	9,954
190	Hufvudstaden AB, Class A	2,944
451	Husqvarna AB, Class B	3,397
403	Nibe Industrier AB, Class B	3,002
118	Saab AB, Class B	4,186
331	Securitas AB, Class B	5,122
284	Swedish Match AB	9,894

		55,507

	Switzerland—2.3%
128	Actelion Ltd.	18,509
43	Geberit AG	18,206
9	Givaudan SA	17,429
26	Schindler Holding AG	4,811
52	Schindler Holding AG-PC	9,670
7	SGS SA	14,200

		82,825

	United Kingdom—32.5%
538	Admiral Group PLC	12,592
530	Ashtead Group PLC	8,270
1,527	AstraZeneca PLC	85,535
3,639	BAE Systems PLC	24,102
3,373	British American Tobacco PLC	193,200
585	Bunzl PLC	15,706
3,618	Compass Group PLC	65,419
143	DCC PLC	11,636
3,811	Diageo PLC	101,409
7,903	GlaxoSmithKline PLC	156,165
1,405	Imperial Brands PLC	67,851
990	Informa PLC	8,128
311	Intertek Group PLC	12,978
217	Johnson Matthey PLC	9,034
653	Merlin Entertainments PLC(b)	3,674
361	Micro Focus International PLC	9,436
7,598	National Grid PLC	98,794
923	Reckitt Benckiser Group PLC	82,410
1,935	RELX PLC	34,515
1,939	Sage Group PLC (The)	17,080
290	Severn Trent PLC	8,243
1,866	Unilever PLC	77,869
888	United Utilities Group PLC	10,191
1,554	WPP PLC	33,734

		1,147,971

	United States—0.5%
555	Tahoe Resources, Inc.	6,659
271	Thomson Reuters Corp.	10,688

		17,347

	Total Investments (Cost $3,589,773)—99.9%	3,533,245
	Other assets less liabilities—0.1%	2,184

	Net Assets—100.0%	$3,535,429

Investment Abbreviations:

BR—Bearer Shares

PC—Participation Certificate

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2016 was $33,953, which represented less than 1% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Schedule of Investments(a)

PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—5.5%
152,741	Cheesecake Factory, Inc. (The)	$8,124,294
617,436	New York Times Co. (The), Class A	6,730,052
5,267	NVR, Inc.(b)	8,021,641
35,755	Panera Bread Co., Class A(b)	6,820,624
82,782	Pool Corp.	7,663,958

		37,360,569

	Consumer Staples—1.2%
236,830	Tootsie Roll Industries, Inc., Class A	8,395,623

	Financials—20.1%
18,550	Alleghany Corp.(b)	9,575,696
142,540	American Financial Group, Inc.	10,619,230
196,717	Aspen Insurance Holdings Ltd. (Bermuda)	9,491,595
261,016	Brown & Brown, Inc.	9,621,050
138,286	CBOE Holdings, Inc.	8,741,058
156,132	Endurance Specialty Holdings Ltd.	14,356,337
53,173	Everest Re Group Ltd.	10,821,769
45,243	FactSet Research Systems, Inc.	6,999,997
118,343	Hanover Insurance Group, Inc. (The)	9,016,553
160,509	Mercury General Corp.	8,742,925
495,627	Old Republic International Corp.	8,356,271
78,673	Reinsurance Group of America, Inc.	8,485,670
101,412	RenaissanceRe Holdings Ltd. (Bermuda)	12,604,498
170,008	W.R. Berkley Corp.	9,707,457

		137,140,106

	Health Care—4.6%
59,945	Bio-Rad Laboratories, Inc., Class A(b)	9,476,106
233,761	Owens & Minor, Inc.	7,585,544
47,159	Teleflex, Inc.	6,749,868
98,086	West Pharmaceutical Services, Inc.	7,457,478

		31,268,996

	Industrials—8.4%
160,692	Copart, Inc.(b)	8,431,509
76,372	Hubbell, Inc.	7,982,401
96,224	IDEX Corp.	8,317,603
52,795	Lennox International, Inc.	7,702,263
108,018	MSC Industrial Direct Co., Inc., Class A	7,863,710
278,273	Rollins, Inc.	8,576,374
177,408	Toro Co. (The)	8,494,295

		57,368,155

	Information Technology—7.2%
80,973	ANSYS, Inc.(b)	7,396,884
130,350	Broadridge Financial Solutions, Inc.	8,428,431
88,034	Gartner, Inc.(b)	7,574,445
113,899	Jack Henry & Associates, Inc.	9,228,097
280,757	National Instruments Corp.	7,886,464
143,267	Synopsys, Inc.(b)	8,497,166

		49,011,487

	Materials—7.3%
126,532	AptarGroup, Inc.	9,039,446
163,105	Bemis Co., Inc.	7,946,475
152,179	RPM International, Inc.	7,234,590
102,065	Scotts Miracle-Gro Co. (The), Class A	8,990,906
165,299	Silgan Holdings, Inc.	8,421,984
164,804	Sonoco Products Co.	8,287,993

		49,921,394

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate—28.6%
76,857	Alexandria Real Estate Equities, Inc. REIT	$8,285,953
165,999	American Campus Communities, Inc. REIT	8,650,208
101,848	Camden Property Trust REIT	8,294,501
301,116	Corporate Office Properties Trust REIT	8,036,786
181,633	DCT Industrial Trust, Inc. REIT	8,491,343
215,520	Douglas Emmett, Inc. REIT	7,866,480
298,673	Duke Realty Corp. REIT	7,810,299
172,366	Education Realty Trust, Inc. REIT	7,341,068
111,646	EPR Properties REIT	8,118,897
293,307	Equity One, Inc. REIT	8,359,250
291,406	First Industrial Realty Trust, Inc. REIT	7,696,033
261,760	Healthcare Realty Trust, Inc. REIT	8,347,526
165,486	Highwoods Properties, Inc. REIT	8,213,070
124,851	Lamar Advertising Co., Class A REIT	7,921,796
211,698	Liberty Property Trust REIT	8,558,950
87,174	Life Storage, Inc. REIT	7,030,583
84,120	Mid-America Apartment Communities, Inc. REIT	7,802,130
179,626	National Retail Properties, Inc. REIT	8,194,538
148,806	Post Properties, Inc. REIT	9,789,947
116,770	Regency Centers Corp. REIT	8,415,614
236,828	Tanger Factory Outlet Centers, Inc. REIT	8,241,614
111,500	Taubman Centers, Inc. REIT	8,079,290
281,154	Urban Edge Properties REIT	7,256,585
221,724	Weingarten Realty Investors REIT	8,028,626

		194,831,087

	Utilities—17.1%
301,180	Aqua America, Inc.	9,246,226
131,385	Atmos Energy Corp.	9,773,730
316,573	Great Plains Energy, Inc.	9,003,336
284,284	Hawaiian Electric Industries, Inc.	8,386,378
127,668	IDACORP, Inc.	10,007,894
234,648	New Jersey Resources Corp.	7,966,300
139,564	ONE Gas, Inc.	8,552,482
271,426	PNM Resources, Inc.	8,916,344
122,163	Southwest Gas Corp.	8,851,931
204,597	UGI Corp.	9,470,795
183,222	Vectren Corp.	9,217,899
157,460	Westar Energy, Inc.	9,025,607
132,611	WGL Holdings, Inc.	8,363,776

		116,782,698

	Total Investments (Cost $658,674,473)—100.0%	682,080,115
	Other assets less liabilities—0.0%	14,266

	Net Assets—100.0%	$682,094,381

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Schedule of Investments(a)

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—10.2%
11,695	Biglari Holdings, Inc.(b)	$5,124,515
133,427	Bob Evans Farms, Inc.	5,499,861
418,511	Callaway Golf Co.	4,272,997
79,157	DineEquity, Inc.	6,261,319
76,743	Dorman Products, Inc.(b)	4,929,971
52,200	Drew Industries, Inc.	4,674,510
238,988	Haverty Furniture Cos., Inc.	4,242,037
221,944	Marcus Corp. (The)	5,881,516
87,477	Monro Muffler Brake, Inc.	4,811,235
278,121	PetMed Express, Inc.	5,526,264
91,058	Popeyes Louisiana Kitchen, Inc.(b)	4,860,676
327,852	Ruth’s Hospitality Group, Inc.	5,196,454
135,059	Scholastic Corp.	5,166,007

		66,447,362

	Consumer Staples—3.6%
59,015	J & J Snack Foods Corp.	7,208,682
131,832	Medifast, Inc.	5,413,022
88,556	Universal Corp.	4,799,735
55,185	WD-40 Co.	5,884,101

		23,305,540

	Financials—33.8%
153,260	Ameris Bancorp	5,563,338
93,468	AMERISAFE, Inc.	5,196,821
360,967	Astoria Financial Corp.	5,280,947
710,903	Bank Mutual Corp.	5,545,043
483,519	Brookline Bancorp, Inc.	6,189,043
644,969	Capstead Mortgage Corp. REIT	6,133,655
191,446	Cardinal Financial Corp.	5,031,201
119,528	City Holding Co.	6,247,729
125,777	Community Bank System, Inc.	5,925,354
282,416	CVB Financial Corp.	4,738,941
347,968	Dime Community Bancshares, Inc.	5,637,082
501,883	First Commonwealth Financial Corp.	5,099,131
248,142	First Financial Bancorp	5,335,053
254,127	First Midwest Bancorp, Inc.	4,907,192
160,327	Horace Mann Educators Corp.	5,763,756
95,681	Independent Bank Corp./MA	5,276,807
86,797	Infinity Property & Casualty Corp.	7,113,014
68,315	Navigators Group, Inc. (The)	6,366,958
182,736	NBT Bancorp, Inc.	6,160,031
523,833	Northfield Bancorp, Inc.	8,617,053
464,679	Northwest Bancshares, Inc.	7,314,047
367,223	Old National Bancorp	5,398,178
410,753	Oritani Financial Corp.	6,428,284
157,090	ProAssurance Corp.	8,372,897
305,602	Provident Financial Services, Inc.	6,934,109
91,076	RLI Corp.	5,076,576
180,109	S&T Bancorp, Inc.	5,653,622
95,617	Safety Insurance Group, Inc.	6,473,271
143,983	Selective Insurance Group, Inc.	5,320,172
290,532	Sterling Bancorp	5,229,576
118,786	Stewart Information Services Corp.	5,339,431
70,555	Tompkins Financial Corp.	5,593,600
761,456	TrustCo Bank Corp. NY	5,330,192
84,359	UMB Financial Corp.	5,234,476

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
136,164	United Bankshares, Inc.	$5,133,383
248,259	United Community Banks, Inc.	5,354,947
112,789	United Fire Group, Inc.	4,457,421
108,035	Westamerica Bancorp.(c)	5,354,215

		220,126,546

	Health Care—2.2%
56,003	Analogic Corp.	4,583,845
65,759	Integra LifeSciences Holdings Corp.(b)	5,228,498
271,164	Meridian Bioscience, Inc.	4,460,648

		14,272,991

	Industrials—15.9%
174,478	ABM Industries, Inc.	6,818,600
129,314	Applied Industrial Technologies, Inc.	6,569,151
144,518	ESCO Technologies, Inc.	6,438,277
104,164	Exponent, Inc.	5,963,389
75,562	G&K Services, Inc., Class A	7,155,722
303,542	Griffon Corp.	5,069,151
162,421	Healthcare Services Group, Inc.	6,004,704
167,218	Hillenbrand, Inc.	5,075,066
154,534	Kaman Corp.	6,746,955
97,309	Matthews International Corp., Class A	5,828,809
157,636	Mueller Industries, Inc.	4,774,795
53,121	National Presto Industries, Inc.	4,634,807
154,500	Simpson Manufacturing Co., Inc.	6,612,600
57,058	Standex International Corp.	4,359,231
79,918	Tennant Co.	5,030,838
157,467	Tetra Tech, Inc.	6,054,606
47,721	UniFirst Corp.	5,845,823
72,869	Watts Water Technologies, Inc., Class A	4,372,140

		103,354,664

	Information Technology—6.9%
137,320	Badger Meter, Inc.	4,414,838
102,628	Cabot Microelectronics Corp.	5,671,223
96,968	ExlService Holdings, Inc.(b)	4,269,501
129,095	Forrester Research, Inc.	4,808,789
41,190	Littelfuse, Inc.	5,746,005
123,141	ManTech International Corp., Class A	4,781,565
111,336	MKS Instruments, Inc.	5,616,901
177,383	Sykes Enterprises, Inc.(b)	4,743,221
185,417	TeleTech Holdings, Inc.	5,210,218

		45,262,261

	Materials—3.8%
76,428	Deltic Timber Corp.	4,293,725
117,103	H.B. Fuller Co.	4,926,523
82,780	Innospec, Inc.	4,987,495
67,385	Kaiser Aluminum Corp.	4,884,739
73,469	Neenah Paper, Inc.	5,870,173

		24,962,655

	Real Estate—15.2%
181,100	Acadia Realty Trust REIT	6,101,259
141,496	Agree Realty Corp. REIT	6,841,332
148,286	American Assets Trust, Inc. REIT	5,888,437
733,611	Cedar Realty Trust, Inc. REIT	4,966,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV) (continued)

October 31, 2016

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
64,509	CoreSite Realty Corp. REIT	$4,756,894
91,545	EastGroup Properties, Inc. REIT	6,216,821
429,105	Franklin Street Properties Corp. REIT	4,964,745
328,738	Getty Realty Corp. REIT	7,472,215
214,392	Government Properties Income Trust REIT	4,103,463
217,131	Kite Realty Group Trust REIT	5,413,076
539,504	Lexington Realty Trust REIT	5,470,570
133,888	LTC Properties, Inc. REIT	6,709,128
66,283	PS Business Parks, Inc. REIT	7,277,210
305,187	Retail Opportunity Investments Corp. REIT	6,137,311
91,861	Saul Centers, Inc. REIT	5,555,753
94,011	Universal Health Realty Income Trust REIT	5,518,446
264,037	Urstadt Biddle Properties, Inc., Class A REIT	5,676,795

		99,070,001

	Telecommunication Services—0.8%
81,723	ATN International, Inc.	5,527,744

	Utilities—7.5%
109,229	ALLETE, Inc.	6,694,646
123,812	American States Water Co.	4,950,004
162,895	Avista Corp.	6,743,853
172,243	California Water Service Group	5,339,533
137,517	El Paso Electric Co.	6,353,285
112,210	Northwest Natural Gas Co.	6,597,948
172,243	South Jersey Industries, Inc.	5,107,005
118,103	Spire, Inc.	7,416,868

		49,203,142

	Total Common Stocks and Other Equity Interests (Cost $614,881,093)	651,532,906

	Money Market Fund—0.0%
24,990	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.25%(d) (Cost $24,990)	24,990

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $614,906,083)—99.9%	651,557,896

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.8%
5,101,700	Invesco Government & Agency Portfolio—Institutional Class, 0.29%(d)(e) (Cost $5,101,700)	5,101,700

	Total Investments (Cost $620,007,783)—100.7%	656,659,596
	Other assets less liabilities—(0.7)%	(4,838,514)

	Net Assets—100.0%	$651,821,082

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2016.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of October 31, 2016.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Statements of Assets and Liabilities

October 31, 2016

	PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)	PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)	PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)
Assets:
Unaffiliated investments, at value(a)	$146,558,207	$138,638,792	$164,462,544	$483,971,761	$2,623,528,991
Affiliated investments, at value	140,450	137,567	—	5,050,436	—

Total investments, at value	146,698,657	138,776,359	164,462,544	489,022,197	2,623,528,991
Cash segregated as collateral	19,660	—	—	—	—
Foreign currencies, at value	—	—	—	—	—
Receivables:
Dividends	385,776	115,933	123,178	281,600	5,318,806
Foreign tax reclaims	119,564	—	—	—	—
Shares sold	17,287	—	—	—	—
Securities lending	485	—	—	—	—
Investments sold	2	—	—	12,909,822	3,761,644

Total Assets	147,241,431	138,892,292	164,585,722	502,213,619	2,632,609,441

Liabilities:
Due to custodian	97,775	147,532	127,663	1,356	1,638,588
Due to foreign custodian	113,893	—	—	—	—
Payables:
Collateral upon return of securities loaned	140,450	—	—	—	—
Investments purchased	17,354	—	—	—	3,103,726
Collateral upon receipt of securities in-kind	19,660	—	—	—	—
Shares repurchased	—	—	—	12,916,289	3,761,969
Accrued unitary management fees	55,458	40,990	35,404	91,549	674,500
Accrued expenses	—	—	—	—	—

Total Liabilities	444,590	188,522	163,067	13,009,194	9,178,783

Net Assets	$146,796,841	$138,703,770	$164,422,655	$489,204,425	$2,623,430,658

Net Assets Consist of:
Shares of beneficial interest	$148,039,950	$142,769,677	$165,361,924	$530,058,426	$2,644,243,085
Undistributed net investment income	557,868	302,667	—	566,758	—
Undistributed net realized gain (loss)	(2,169,852)	(8,611,173)	(4,835,810)	(31,832,196)	(21,761,771)
Net unrealized appreciation (depreciation)	368,875	4,242,599	3,896,541	(9,588,563)	949,344

Net Assets	$146,796,841	$138,703,770	$164,422,655	$489,204,425	$2,623,430,658

Shares outstanding (unlimited amount authorized, $0.01 par value)	5,850,001	5,350,001	6,150,001	15,150,000	69,600,000
Net asset value	$25.09	$25.93	$26.74	$32.29	$37.69

Market price	$25.20	$25.95	$26.75	$32.32	$37.72

Unaffiliated investments, at cost	$146,179,352	$134,396,193	$160,566,003	$492,860,542	$2,622,579,647

Affiliated investments, at cost	$140,450	$137,567	$—	$5,750,218	$—

Total investments, at cost	$146,319,802	$134,533,760	$160,566,003	$498,610,760	$2,622,579,647

Foreign currencies, at cost	$(120,525)	$—	$—	$—	$—

(a) Includes securities on loan with an aggregate value of:	$134,158	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares S&P 500® Low Volatility Portfolio (SPLV)	PowerShares S&P 500 Momentum Portfolio (SPMO)	PowerShares S&P 500 Value Portfolio (SPVU)	PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)	PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	PowerShares S&P International Developed Momentum Portfolio (IDMO)	PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

$6,447,681,476	$1,327,842	$1,321,152	$269,812,685	$1,555,160	$383,591,966	$3,533,245	$682,080,115	$651,532,906
—	—	386	—	34,575	4,986,577	—	—	5,126,690

6,447,681,476	1,327,842	1,321,538	269,812,685	1,589,735	388,578,543	3,533,245	682,080,115	656,659,596
—	—	—	—	—	4,602,588	—	—	—
—	—	—	7,332	—	146,979	3,438	—	—

7,790,148	2,080	824	128,369	597	425,295	3,992	475,701	397,182
—	—	—	37,760	—	391,675	12,449	—	—
—	—	—	—	—	7,412,462	—	—	1,872,471
—	—	—	—	—	4,198	—	—	3,132
38,204,048	—	—	—	—	61	2	3,769,958	—

6,493,675,672	1,329,922	1,322,362	269,986,146	1,590,332	401,561,801	3,553,126	686,325,774	658,932,381

3,018,652	1,382	—	436,463	1,768	341,166	16,934	316,614	1,094
—	—	—	—	1,078	—	—	—	—

—	—	—	—	—	4,986,577	—	—	5,101,700
—	—	—	—	—	7,412,728	—	—	1,871,847
—	—	—	—	—	4,602,588	—	—	—
38,228,959	—	—	—	—	—	—	3,769,229	—
1,413,265	283	279	66,282	391	78,924	763	145,550	136,658
—	—	—	5,832	—	3,304	—	—	—

42,660,876	1,665	279	508,577	3,237	17,425,287	17,697	4,231,393	7,111,299

$6,451,014,796	$1,328,257	$1,322,083	$269,477,569	$1,587,095	$384,136,514	$3,535,429	$682,094,381	$651,821,082

$6,507,612,180	$1,282,327	$1,359,200	$321,379,291	$3,293,516	$415,357,879	$5,180,810	$662,283,695	$620,854,295
—	4,268	2,987	426,731	15,012	1,270,356	18,540	1,885,150	1,239,452
(273,358,385)	(12,049)	(62,388)	(49,607,184)	(1,785,638)	(29,493,434)	(1,607,026)	(5,480,106)	(6,924,478)
216,761,001	53,711	22,284	(2,721,269)	64,205	(2,998,287)	(56,895)	23,405,642	36,651,813

$6,451,014,796	$1,328,257	$1,322,083	$269,477,569	$1,587,095	$384,136,514	$3,535,429	$682,094,381	$651,821,082

159,400,000	50,001	50,001	12,100,000	100,000	13,100,000	150,000	17,850,000	17,200,000
$40.47	$26.56	$26.44	$22.27	$15.87	$29.32	$23.57	$38.21	$37.90

$40.50	$26.58	$26.45	$22.15	$15.84	$29.38	$23.51	$38.23	$37.93

$6,230,920,475	$1,274,131	$1,298,868	$272,527,531	$1,493,888	$386,567,416	$3,589,773	$658,674,473	$614,881,093

$—	$—	$386	$—	$31,695	$4,986,577	$—	$—	$5,126,690

$6,230,920,475	$1,274,131	$1,299,254	$272,527,531	$1,525,583	$391,553,993	$3,589,773	$658,674,473	$620,007,783

$—	$—	$—	$7,455	$(1,106)	$146,807	$3,447	$—	$—

$—	$—	$—	$—	$—	$4,754,425	$—	$—	$5,056,805

75

Statements of Operations

For the year ended October 31, 2016

	PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)(a)	PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)(b)	PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)
Investment Income:
Unaffiliated dividend income	$3,619,407	$2,377,928	$2,507,395	$1,751,768	$58,250,648
Affiliated dividend income	233	278	76	27,849	2,608
Securities lending income	485	—	—	—	—
Foreign withholding tax	(378,553)	(569)	—	—	—

Total Income	3,241,572	2,377,637	2,507,471	1,779,617	58,253,256

Expenses:
Unitary management fees	544,675	410,751	329,829	291,389	4,623,502
Professional fees	—	—	—	—	—

Total Expenses	544,675	410,751	329,829	291,389	4,623,502

Less: Waivers	(131)	(144)	(41)	(51)	(1,493)

Net Expenses	544,544	410,607	329,788	291,338	4,622,009

Net Investment Income	2,697,028	1,967,030	2,177,683	1,488,279	53,631,247

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(2,193,495)	(8,733,356)	(4,034,006)	(15,713,444)	(20,170,953)
In-kind redemptions	2,505,294	5,796,961	6,277,150	6,028,896	130,265,334
Foreign currencies	69,226	—	—	—	—

Net realized gain (loss)	381,025	(2,936,395)	2,243,144	(9,684,548)	110,094,381

Change in net unrealized appreciation (depreciation) on:
Investment securities	378,855	4,242,599	2,922,337	3,338,974	5,606,532
Foreign currencies	(9,980)	—	—	—	—

Net change in unrealized appreciation (depreciation)	368,875	4,242,599	2,922,337	3,338,974	5,606,532

Net realized and unrealized gain (loss)	749,900	1,306,204	5,165,481	(6,345,574)	115,700,913

Net increase (decrease) in net assets resulting from operations	$3,446,928	$3,273,234	$7,343,164	$(4,857,295)	$169,332,160

(a)	For the period November 4, 2015 (commencement of investment operations) through October 31, 2016.
(b)	For the period November 2, 2015 (commencement of investment operations) through October 31, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

PowerShares S&P 500® Low Volatility Portfolio (SPLV)	PowerShares S&P 500 Momentum Portfolio (SPMO)	PowerShares S&P 500 Value Portfolio (SPVU)	PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)	PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	PowerShares S&P International Developed Momentum Portfolio (IDMO)	PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

$148,924,054	$39,370	$57,057	$6,351,892	$27,736	$10,504,905	$94,237	$8,265,675	$8,543,185
5,928	3	11	1,370	277	562	27	543	509
—	—	—	—	—	205,338	—	—	26,601
—	—	—	(901,723)	(2,163)	(741,223)	(8,761)	—	—

148,929,982	39,373	57,068	5,451,539	25,850	9,969,582	85,503	8,266,218	8,570,295

16,402,462	5,321	5,128	848,555	6,776	974,715	12,541	980,077	892,856
—	—	—	—	—	3,843	351	—	—

16,402,462	5,321	5,128	848,555	6,776	978,558	12,892	980,077	892,856

(3,434)	(2)	(6)	(302,181)	(2,572)	(278,742)	(3,614)	(297)	(271)

16,399,028	5,319	5,122	546,374	4,204	699,816	9,278	979,780	892,585

132,530,954	34,054	51,946	4,905,165	21,646	9,269,766	76,225	7,286,438	7,677,710

(163,359,537)	(16,256)	(139,129)	(18,160,564)	(494,016)	(16,329,341)	(952,684)	(3,569,273)	(4,786,676)
565,461,465	123,054	140,193	(1,783,049)	—	(3,006,080)	—	19,440,513	16,667,242
—	—	—	(313,138)	(827)	(223,388)	(4,074)	—	—

402,101,928	106,798	1,064	(20,256,751)	(494,843)	(19,558,809)	(956,758)	15,871,240	11,880,566

(63,587,546)	(87,049)	(50,556)	17,686,519	471,876	9,633,237	612,700	17,799,553	30,269,530
—	—	—	92	579	(9,374)	(336)	—	—

(63,587,546)	(87,049)	(50,556)	17,686,611	472,455	9,623,863	612,364	17,799,553	30,269,530

338,514,382	19,749	(49,492)	(2,570,140)	(22,388)	(9,934,946)	(344,394)	33,670,793	42,150,096

$471,045,336	$53,803	$2,454	$2,335,025	$(742)	$(665,180)	$(268,169)	$40,957,231	$49,827,806

77

Statements of Changes in Net Assets

For the years ended October 31, 2016 and 2015

	PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)	PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)	PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)
	2016(a)	2016(b)	2016	2015(c)
Operations:
Net investment income	$2,697,028	$1,967,030	$2,177,683	$585,447
Net realized gain (loss)	381,025	(2,936,395)	2,243,144	(706,250)
Net change in unrealized appreciation (depreciation)	368,875	4,242,599	2,922,337	974,204

Net increase (decrease) in net assets resulting from operations	3,446,928	3,273,234	7,343,164	853,401

Distributions to Shareholders from:
Net investment income	(2,208,386)	(1,664,363)	(2,230,409)	(585,447)
Return of capital	—	—	—	(10,253)

Total distributions to shareholders	(2,208,386)	(1,664,363)	(2,230,409)	(595,700)

Shareholder Transactions:
Proceeds from shares sold	160,658,954	186,748,265	107,507,979	118,619,572
Value of shares repurchased	(15,100,655)	(49,653,366)	(55,983,273)	(11,092,079)
Transaction fees	—	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	145,558,299	137,094,899	51,524,706	107,527,493

Increase (Decrease) in Net Assets	146,796,841	138,703,770	56,637,461	107,785,194

Net Assets:
Beginning of year	—	—	107,785,194	—

End of year	$146,796,841	$138,703,770	$164,422,655	$107,785,194

Undistributed net investment income at end of year	$557,868	$302,667	$—	$—

Changes in Shares Outstanding:
Shares sold	6,450,001	7,300,001	4,000,000	4,700,001
Shares repurchased	(600,000)	(1,950,000)	(2,100,000)	(450,000)
Shares outstanding, beginning of year	—	—	4,250,001	–

Shares outstanding, end of year	5,850,001	5,350,001	6,150,001	4,250,001

(a)	For the period November 4, 2015 (commencement of investment operations) through October 31, 2016.
(b)	For the period November 2, 2015 (commencement of investment operations) through October 31, 2016.
(c)	For the period April 6, 2015 (commencement of investment operations) through October 31, 2015.
(d)	For the period October 6, 2015 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

PowerShares S&P 500® High Beta Portfolio (SPHB)		PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)		PowerShares S&P 500® Low Volatility Portfolio (SPLV)		PowerShares S&P 500 Momentum Portfolio (SPMO)
2016	2015	2016	2015	2016	2015	2016	2015(d)

$1,488,279	$2,424,834	$53,631,247	$15,699,548	$132,530,954	$113,409,079	$34,054	$1,101
(9,684,548)	10,507,637	110,094,381	29,997,961	402,101,928	390,535,775	106,798	(185)
3,338,974	(23,077,407)	5,606,532	(21,770,244)	(63,587,546)	(187,322,549)	(87,049)	140,760

(4,857,295)	(10,144,936)	169,332,160	23,927,265	471,045,336	316,622,305	53,803	141,676

(1,082,016)	(2,644,196)	(55,786,559)	(16,582,835)	(136,098,330)	(121,208,205)	(30,887)	—
—	—	—	—	—	—	—	—

(1,082,016)	(2,644,196)	(55,786,559)	(16,582,835)	(136,098,330)	(121,208,205)	(30,887)	—

558,099,509	332,013,112	2,961,903,602	675,772,284	5,898,583,249	4,162,771,118	1,268,358	2,464,719
(142,980,317)	(472,366,099)	(990,198,392)	(355,459,484)	(4,833,748,058)	(3,805,469,077)	(2,569,412)	—
—	—	—	—	—	—	—	—

415,119,192	(140,352,987)	1,971,705,210	320,312,800	1,064,835,191	357,302,041	(1,301,054)	2,464,719

409,179,881	(153,142,119)	2,085,250,811	327,657,230	1,399,782,197	552,716,141	(1,278,138)	2,606,395

80,024,544	233,166,663	538,179,847	210,522,617	5,051,232,599	4,498,516,458	2,606,395	—

$489,204,425	$80,024,544	$2,623,430,658	$538,179,847	$6,451,014,796	$5,051,232,599	$1,328,257	$2,606,395

$566,758	$160,495	$—	$—	$—	$—	$4,268	$1,101

17,450,000	9,600,000	79,800,000	20,600,000	148,200,000	110,250,000	50,000	100,001
(4,850,000)	(13,900,000)	(26,400,000)	(10,950,000)	(120,550,000)	(101,400,000)	(100,000)	—
2,550,000	6,850,000	16,200,000	6,550,000	131,750,000	122,900,000	100,001	—

15,150,000	2,550,000	69,600,000	16,200,000	159,400,000	131,750,000	50,001	100,001

79

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2016 and 2015

	PowerShares S&P 500 Value Portfolio (SPVU)		PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)		PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)
	2016	2015(a)	2016	2015	2016	2015
Operations:
Net investment income	$51,946	$1,021	$4,905,165	$6,176,994	$21,646	$108,080
Net realized gain (loss)	1,064	(84)	(20,256,751)	(25,328,336)	(494,843)	(1,101,118)
Net change in unrealized appreciation (depreciation)	(50,556)	72,840	17,686,611	(21,373,299)	472,455	(114,809)

Net increase (decrease) in net assets resulting from operations	2,454	73,777	2,335,025	(40,524,641)	(742)	(1,107,847)

Distributions to Shareholders from:
Net investment income	(50,033)	—	(4,568,384)	(5,829,953)	(32,105)	(94,542)
Return of capital	—	—	—	—	—	—

Total distributions to shareholders	(50,033)	—	(4,568,384)	(5,829,953)	(32,105)	(94,542)

Shareholder Transactions:
Proceeds from shares sold	2,493,761	2,504,269	127,771,866	33,644,866	—	2,119,862
Value of shares repurchased	(3,702,145)	—	(32,435,110)	(49,293,311)	—	(5,807,510)
Transaction fees	—	—	129,925	151,175	—	—

Net increase (decrease) in net assets resulting from shares transactions	(1,208,384)	2,504,269	95,466,681	(15,497,270)	—	(3,687,648)

Increase (Decrease) in Net Assets	(1,255,963)	2,578,046	93,233,322	(61,851,864)	(32,847)	(4,890,037)

Net Assets:
Beginning of year	2,578,046	—	176,244,247	238,096,111	1,619,942	6,509,979

End of year	$1,322,083	$2,578,046	$269,477,569	$176,244,247	$1,587,095	$1,619,942

Undistributed net investment income at end of year	$2,987	$1,021	$426,731	$362,848	$15,012	$24,089

Changes in Shares Outstanding:
Shares sold	100,000	100,001	5,750,000	1,300,000	—	100,000
Shares repurchased	(150,000)	—	(1,550,000)	(2,100,000)	—	(300,000)
Shares outstanding, beginning of year	100,001	—	7,900,000	8,700,000	100,000	300,000

Shares outstanding, end of year	50,001	100,001	12,100,000	7,900,000	100,000	100,000

(a)	For the period October 6, 2015 (commencement of investment operations) through October 31, 2015.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)		PowerShares S&P International Developed Momentum Portfolio (IDMO)		PowerShares S&P MidCap Low Volatility Portfolio (XMLV)		PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)
2016	2015	2016	2015	2016	2015	2016	2015

$9,269,766	$10,392,975	$76,225	$183,233	$7,286,438	$1,689,636	$7,677,710	$1,957,382
(19,558,809)	(7,865,771)	(956,758)	(593,817)	15,871,240	2,741,502	11,880,566	1,211,827
9,623,863	(13,960,067)	612,364	(333,420)	17,799,553	2,324,716	30,269,530	2,581,765

(665,180)	(11,432,863)	(268,169)	(744,004)	40,957,231	6,755,854	49,827,806	5,750,974

(9,700,064)	(9,605,676)	(73,374)	(166,413)	(5,648,124)	(1,549,096)	(6,839,137)	(1,805,010)
—	—	—	—	—	—	—	—

(9,700,064)	(9,605,676)	(73,374)	(166,413)	(5,648,124)	(1,549,096)	(6,839,137)	(1,805,010)

207,958,509	132,799,559	—	8,879,956	690,631,478	93,686,053	604,177,339	101,767,030
(126,884,811)	(61,879,387)	—	(11,028,998)	(150,411,608)	(36,873,605)	(122,270,444)	(34,772,156)
—	—	—	—	—	—	—	—

81,073,698	70,920,172	—	(2,149,042)	540,219,870	56,812,448	481,906,895	66,994,874

70,708,454	49,881,633	(341,543)	(3,059,459)	575,528,977	62,019,206	524,895,564	70,940,838

313,428,060	263,546,427	3,876,972	6,936,431	106,565,404	44,546,198	126,925,518	55,984,680

$384,136,514	$313,428,060	$3,535,429	$3,876,972	$682,094,381	$106,565,404	$651,821,082	$126,925,518

$1,270,356	$1,654,038	$18,540	$19,495	$1,885,150	$246,836	$1,239,452	$400,879

7,000,000	4,200,000	—	300,000	18,800,000	2,800,000	16,850,000	3,050,000
(4,350,000)	(2,050,000)	—	(400,001)	(4,050,000)	(1,100,000)	(3,350,000)	(1,050,000)
10,450,000	8,300,000	150,000	250,001	3,100,000	1,400,000	3,700,000	1,700,000

13,100,000	10,450,000	150,000	150,000	17,850,000	3,100,000	17,200,000	3,700,000

81

Financial Highlights

PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)

	For the Period November 4, 2015(a) Through October 31, 2016

Per Share Operating Performance:
Net asset value at beginning of period	$24.92
Net investment income(b)	0.54
Net realized and unrealized gain on investments	0.03
Total from investment operations	0.57
Distributions to shareholders from:
Net investment income	(0.40)
Net asset value at end of period	$25.09
Market price at end of period(c)	$25.20
Net Asset Value Total Return(d)	2.33	%(e)
Market Price Total Return(d)	2.77	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$146,797
Ratio to average net assets of:
Expenses	0.45	%(f)
Net investment income	2.22	%(f)
Portfolio turnover rate(g)	59%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (November 5, 2015, the first day of trading on the exchange) to October 31, 2016 was 2.17%. The market price total return from Fund Inception to October 31, 2016 was 2.16%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Financial Highlights (continued)

PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)

	For the Period November 2, 2015(a) Through October 31, 2016

Per Share Operating Performance:
Net asset value at beginning of period	$25.31
Net investment income(b)	0.42
Net realized and unrealized gain on investments	0.53
Total from investment operations	0.95
Distributions to shareholders from:
Net investment income	(0.33)
Net asset value at end of period	$25.93
Market price at end of period(c)	$25.95
Net Asset Value Total Return(d)	3.78	%(e)
Market Price Total Return(d)	3.86	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$138,704
Ratio to average net assets of:
Expenses	0.35	%(f)
Net investment income	1.66	%(f)
Portfolio turnover rate(g)	118%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (November 5, 2015, the first day of trading on the exchange) to October 31, 2016 was 4.19%. The market price total return from Fund Inception to October 31, 2016 was 4.15%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Financial Highlights (continued)

PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)

	Year Ended October 31, 2016	For the Period April 6, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$25.36	$25.14
Net investment income(b)	0.44	0.23
Net realized and unrealized gain on investments	1.39	0.18
Total from investment operations	1.83	0.41
Distributions to shareholders from:
Net investment income	(0.45)	(0.19)
Return of capital	—	(0.00	)(c)
Total distributions	(0.45)	(0.19)
Net asset value at end of period	$26.74	$25.36
Market price at end of period(d)	$26.75	$25.42
Net Asset Value Total Return(e)	7.29%	1.62	%(f)
Market Price Total Return(e)	7.08%	1.86	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$164,423	$107,785
Ratio to average net assets of:
Expenses	0.25%	0.25	%(g)
Net investment income	1.65%	1.65	%(g)
Portfolio turnover rate(h)	52%	32%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (April 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.62%. The market price total return from Fund Inception to October 31, 2015 was 1.78%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Financial Highlights (continued)

PowerShares S&P 500® High Beta Portfolio (SPHB)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$31.38	$34.04	$28.51	$20.42	$19.56
Net investment income(a)	0.39	0.37	0.29	0.22	0.19
Net realized and unrealized gain (loss) on investments	0.84	(2.58)	5.54	8.08	0.81 (b)
Total from investment operations	1.23	(2.21)	5.83	8.30	1.00
Distributions to shareholders from:
Net investment income	(0.32)	(0.45)	(0.30)	(0.21)	(0.14)
Net asset value at end of year	$32.29	$31.38	$34.04	$28.51	$20.42
Market price at end of year(c)	$32.32	$31.42	$34.05	$28.54	$20.41
Net Asset Value Total Return(d)	4.02%	(6.56)%	20.55%	40.88%	5.17%
Market Price Total Return(d)	3.98%	(6.47)%	20.47%	41.10%	5.01%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$489,204	$80,025	$233,167	$530,209	$108,208
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	1.28%	1.09%	0.93%	0.89%	0.93%
Portfolio turnover rate(e)	55%	90%	78%	65%	31%

(a)	Based on average shares outstanding.
(b)	Due to timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Financial Highlights (continued)

PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)

	Year Ended October 31,				For the Period October 12, 2012(a) Through October 31, 2012
	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$33.22	$32.14	$28.36	$25.03	$25.00
Net investment income(b)	1.29	1.10	1.01	0.98	0.04
Net realized and unrealized gain (loss) on investments	4.51	1.13	3.86	3.41	(0.01)
Total from investment operations	5.80	2.23	4.87	4.39	0.03
Distributions to shareholders from:
Net investment income	(1.33)	(1.15)	(1.07)	(1.06)	—
Net realized gains	—	—	(0.02)	—	—
Total distributions	(1.33)	(1.15)	(1.09)	(1.06)	—
Net asset value at end of period	$37.69	$33.22	$32.14	$28.36	$25.03
Market price at end of period(c)	$37.72	$33.27	$32.15	$28.39	$25.04
Net Asset Value Total Return(d)	17.75%	7.07%	17.59%	17.95%	0.12	%(e)
Market Price Total Return(d)	17.66%	7.20%	17.50%	18.03%	0.16	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,623,431	$538,180	$210,523	$138,965	$7,508
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30%	0.30%	0.30	%(f)
Net investment income	3.48%	3.38%	3.39%	3.59%	5.03	%(f)
Portfolio turnover rate(g)	50%	48%	53%	47%	—%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 18, 2012, the first day of trading on the exchange) to October 31, 2012 was (2.34)%. The market price total return from Fund Inception to October 31, 2012 was (2.34)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Financial Highlights (continued)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance:
Net asset value at beginning of year	$38.34	$36.60	$32.56	$28.07	$25.01
Net investment income(a)	0.81	0.85	0.83	0.88	0.80
Net realized and unrealized gain on investments	2.16	1.78	4.04	4.51	3.07
Total from investment operations	2.97	2.63	4.87	5.39	3.87
Distributions to shareholders from:
Net investment income	(0.84)	(0.89)	(0.83)	(0.90)	(0.81)

Net asset value at end of year	$40.47	$38.34	$36.60	$32.56	$28.07
Market price at end of year(b)	$40.50	$38.40	$36.62	$32.59	$28.08
Net Asset Value Total Return(c)	7.80%	7.28%	15.18%	19.51%	15.70%
Market Price Total Return(c)	7.72%	7.39%	15.14%	19.58%	15.60%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$6,451,015	$5,051,233	$4,498,516	$3,975,657	$2,749,115
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	2.02%	2.26%	2.44%	2.87%	2.95%
Portfolio turnover rate(d)	53%	65%	51%	50%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P 500 Momentum Portfolio (SPMO)

	Year Ended October 31, 2016	For the Period October 6, 2015(a) Through October 31, 2015
Per Share Operating Performance:
Net asset value at beginning of period	$26.06	$24.65
Net investment income(b)	0.41	0.01
Net realized and unrealized gain on investments	0.44	1.40
Total from investment operations	0.85	1.41
Distributions to shareholders from:
Net investment income	(0.35)	—
Net asset value at end of period	$26.56	$26.06
Market price at end of period(c)	$26.58	$26.12
Net Asset Value Total Return(d)	3.28%	5.72	%(e)
Market Price Total Return(d)	3.12%	5.96	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,328	$2,606
Ratio to average net assets of:
Expenses	0.25%	0.25	%(f)
Net investment income	1.60%	0.69	%(f)
Portfolio turnover rate(g)	105%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 3.62%. The market price total return from Fund Inception to October 31, 2015 was 3.77%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Financial Highlights (continued)

PowerShares S&P 500 Value Portfolio (SPVU)

	Year Ended October 31, 2016	For the Period October 6, 2015(a) Through October 31, 2015

Per Share Operating Performance:
Net asset value at beginning of period	$25.78	$25.04
Net investment income(b)	0.63	0.01
Net realized and unrealized gain on investments	0.38	0.73
Total from investment operations	1.01	0.74
Distributions to shareholders from:
Net investment income	(0.35)	—
Net asset value at end of period	$26.44	$25.78
Market price at end of period(c)	$26.45	$25.83
Net Asset Value Total Return(d)	4.03%	2.96	%(e)
Market Price Total Return(d)	3.86%	3.15	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,322	$2,578
Ratio to average net assets of:
Expenses	0.25%	0.25	%(f)
Net investment income	2.53%	0.63	%(f)
Portfolio turnover rate(g)	42%	0	%(h)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 9, 2015, the first day of trading on the exchange) to October 31, 2015 was 1.38%. The market price total return from Fund Inception to October 31, 2015 was 1.45%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

	Year Ended October 31,				For the Period January 11, 2012(a) Through October 31, 2012
	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$22.31	$27.37	$28.59	$27.15	$25.00
Net investment income(b)	0.57	0.69	0.75	0.75	0.65
Net realized and unrealized gain (loss) on investments	(0.14)	(5.11)	(1.26)	1.17	1.64
Total from investment operations	0.43	(4.42)	(0.51)	1.92	2.29
Distributions to shareholders from:
Net investment income	(0.49)	(0.66)	(0.72)	(0.50)	(0.19)
Transaction fees(b)	0.02	0.02	0.01	0.02	0.05
Net asset value at end of period	$22.27	$22.31	$27.37	$28.59	$27.15
Market price at end of period(c)	$22.15	$22.13	$27.24	$28.56	$27.03
Net Asset Value Total Return(d)	2.12%	(16.21)%	(1.74)%	7.24%	9.37	%(e)
Market Price Total Return(d)	2.39%	(16.48)%	(2.11)%	7.60%	8.88	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$269,478	$176,244	$238,096	$217,254	$13,575
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29%	0.29%	0.29	%(f)
Expenses, prior to Waivers	0.45%	0.45%	0.45%	0.45%	0.45	%(f)
Net investment income, after Waivers	2.60%	2.78%	2.72%	2.70%	3.09	%(f)
Portfolio turnover rate(g)	73%	89%	82%	101%	50%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (January 13, 2012, the first day of trading on the exchange) to October 31, 2012 was 11.19%. The market price total return from Fund Inception to October 31, 2012 was 9.85%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Financial Highlights (continued)

PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)

	Year Ended October 31,				For the Period February 22, 2012(a) Through October 31, 2012
	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$16.20	$21.70	$22.11	$21.74	$25.00
Net investment income(b)	0.22	0.52	0.47	0.34	0.29
Net realized and unrealized gain (loss) on investments	(0.23)	(5.69)	(0.43)	0.38	(3.40)
Total from investment operations	(0.01)	(5.17)	0.04	0.72	(3.11)
Distributions to shareholders from:
Net investment income	(0.32)	(0.33)	(0.45)	(0.35)	(0.15)
Net asset value at end of period	$15.87	$16.20	$21.70	$22.11	$21.74
Market price at end of period(c)	$15.84	$16.09	$21.56	$21.90	$21.78
Net Asset Value Total Return(d)	0.17%	(24.15)%	0.22%	3.38%	(12.44	)%(e)
Market Price Total Return(d)	0.69%	(24.18)%	0.52%	2.21%	(12.27	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,587	$1,620	$6,510	$4,422	$2,174
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.29%	0.29%	0.31%	0.29	%(f)
Expenses, prior to Waivers	0.45%	0.45%	0.45%	0.47%	0.45	%(f)
Net investment income, after Waivers	1.44%	2.52%	2.21%	1.60%	1.97	%(f)
Portfolio turnover rate(g)	182%	134%	127%	117%	47%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 24, 2012, the first day of trading on the exchange) to October 31, 2012 was (12.47)%. The market price total return from Fund Inception to October 31, 2012 was (13.04)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

	Year Ended October 31,				For the Period January 11, 2012(a) Through October 31, 2012
	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$29.99	$31.75	$31.54	$27.93	$25.00
Net investment income(b)	0.99	1.02	1.09	0.90	0.73
Net realized and unrealized gain (loss) on investments	(0.55)	(1.86)	0.13	3.53	2.55
Total from investment operations	0.44	(0.84)	1.22	4.43	3.28
Distributions to shareholders from:
Net investment income	(1.11)	(0.92)	(1.01)	(0.82)	(0.35)
Net asset value at end of period	$29.32	$29.99	$31.75	$31.54	$27.93
Market price at end of period(c)	$29.38	$29.90	$32.01	$31.67	$27.88
Net Asset Value Total Return(d)	1.56%	(2.69)%	3.89%	16.19%	13.22	%(e)
Market Price Total Return(d)	2.07%	(3.78)%	4.29%	16.87%	13.01	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$384,137	$313,428	$263,546	$135,617	$19,553
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25%	0.25	%(f)
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35%	0.35	%(f)
Net investment income, after Waivers	3.33%	3.32%	3.41%	3.03%	3.40	%(f)
Portfolio turnover rate(g)	56%	66%	61%	84%	41%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (January 13, 2012, the first day of trading on the exchange) to October 31, 2012 was 14.23%. The market price total return from Fund Inception to October 31, 2012 was 13.51%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Financial Highlights (continued)

PowerShares S&P International Developed Momentum Portfolio (IDMO)

	Year Ended October 31,				For the Period February 22, 2012(a) Through October 31, 2012
	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of period	$25.85	$27.75	$29.00	$22.60	$25.00
Net investment income(b)	0.51	0.69	0.49	0.51	0.54
Net realized and unrealized gain (loss) on investments	(2.30)	(2.13)	(1.02)	6.50	(2.65)
Total from investment operations	(1.79)	(1.44)	(0.53)	7.01	(2.11)
Distributions to shareholders from:
Net investment income	(0.49)	(0.46)	(0.72)	(0.61)	(0.29)
Net asset value at end of period	$23.57	$25.85	$27.75	$29.00	$22.60
Market price at end of period(c)	$23.51	$25.74	$28.12	$29.11	$22.73
Net Asset Value Total Return(d)	(6.92)%	(5.34)%	(2.06)%	31.49%	(8.30	)%(e)
Market Price Total Return(d)	(6.77)%	(6.99)%	(1.15)%	31.19%	(7.78	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,535	$3,877	$6,936	$5,799	$2,260
Ratio to average net assets of:
Expenses, after Waivers	0.26%	0.26%	0.26%	0.26%	0.25	%(f)
Expenses, prior to Waivers	0.36%	0.36%	0.36%	0.36%	0.35	%(f)
Net investment income, after Waivers	2.13%	2.42%	1.68%	2.00%	3.60	%(f)
Portfolio turnover rate(g)	198%	98%	109%	74%	35%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 24, 2012, the first day of trading on the exchange) to October 31, 2012 was (9.43)%. The market price total return from Fund Inception to October 31, 2012 was (9.59)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

	Year Ended October 31,			For the Period February 12, 2013(a) Through October 31, 2013
	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$34.38	$31.82	$28.25	$25.12
Net investment income(b)	0.69	0.66	0.62	0.38
Net realized and unrealized gain on investments	3.72	2.55	3.52	3.02
Total from investment operations	4.41	3.21	4.14	3.40
Distributions to shareholders from:
Net investment income	(0.58)	(0.65)	(0.57)	(0.27)
Net asset value at end of period	$38.21	$34.38	$31.82	$28.25
Market price at end of period(c)	$38.23	$34.42	$31.82	$28.28
Net Asset Value Total Return(d)	12.96%	10.18%	14.84%	13.62	%(e)
Market Price Total Return(d)	12.89%	10.30%	14.72%	13.77	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$682,094	$106,565	$44,546	$21,189
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.26	%(f)
Net investment income	1.86%	1.97%	2.09%	1.98	%(f)
Portfolio turnover rate(g)	51%	57%	58%	29%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 15, 2013, the first day of trading on the exchange) to October 31, 2013 was 13.21%. The market price total return from Fund Inception to October 31, 2013 was 13.37%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Financial Highlights (continued)

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

	Year Ended October 31,					For the Period February 12, 2013(a) Through October 31, 2013
	2016	2015		2014
Per Share Operating Performance:
Net asset value at beginning of period	$34.30	$32.93		$29.92		$25.10
Net investment income(b)	0.78	0.77		0.75		0.43
Net realized and unrealized gain on investments	3.58	1.38		2.95		4.63
Total from investment operations	4.36	2.15		3.70		5.06
Distributions to shareholders from:
Net investment income	(0.76)	(0.78)		(0.69)		(0.24)
Net asset value at end of period	$37.90	$34.30		$32.93		$29.92
Market price at end of period(c)	$37.93	$34.30		$32.91		$29.96
Net Asset Value Total Return(d)	12.90%	6.63%		12.50%		20.28	%(e)
Market Price Total Return(d)	12.99%	6.70%		12.29%		20.45	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$651,821	$126,926		$55,985		$31,411
Ratio to average net assets of:
Expenses	0.25%	0.25	%(f)	0.25	%(f)	0.26	%(g)
Net investment income	2.15%	2.33%		2.41%		2.17	%(g)
Portfolio turnover rate(h)	48%	57%		68%		35%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 15, 2013, the first day of trading on the exchange) to October 31, 2013 was 19.62%. The market price total return from Fund Inception to October 31, 2013 was 19.63%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2016

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2016, the Trust offered sixty-seven portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares FTSE International Low Beta Equal Weight Portfolio (IDLB)*	“FTSE International Low Beta Equal Weight Portfolio”
PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)**	“Russell 1000 Low Beta Equal Weight Portfolio”
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)	“S&P 500® ex-Rate Sensitive Low Volatility Portfolio”
PowerShares S&P 500® High Beta Portfolio (SPHB)	“S&P 500® High Beta Portfolio”
PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)	“S&P 500® High Dividend Low Volatility Portfolio”
PowerShares S&P 500® Low Volatility Portfolio (SPLV)	“S&P 500® Low Volatility Portfolio”
PowerShares S&P 500 Momentum Portfolio (SPMO)	“S&P 500 Momentum Portfolio”
PowerShares S&P 500 Value Portfolio (SPVU)	“S&P 500 Value Portfolio”
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	“S&P Emerging Markets Low Volatility Portfolio”
PowerShares S&P Emerging Markets Momentum Portfolio (EEMO) (formerly, PowerShares S&P Emerging Markets High Beta Portfolio (EEHB))	“S&P Emerging Markets Momentum Portfolio”
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	“S&P International Developed Low Volatility Portfolio”
PowerShares S&P International Developed Momentum Portfolio (IDMO) (formerly, PowerShares S&P International Developed High Beta Portfolio (IDHB))	“S&P International Developed Momentum Portfolio”
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	“S&P MidCap Low Volatility Portfolio”
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)	“S&P SmallCap Low Volatility Portfolio”

*	Commenced operations on November 4, 2015.
**	Commenced operations on November 2, 2015.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of FTSE International Low Beta Equal Weight Portfolio and Russell 1000 Low Beta Equal Weight Portfolio, which are listed and traded on The NASDAQ Stock Market LLC.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
FTSE International Low Beta Equal Weight Portfolio	FTSE Developed ex US Low Beta Equal Weight Index
Russell 1000 Low Beta Equal Weight Portfolio	Russell 1000® Low Beta Equal Weight Index
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	S&P 500 Low Volatility Rate Response Index
S&P 500® High Beta Portfolio	S&P 500® High Beta Index
S&P 500® High Dividend Low Volatility Portfolio	S&P 500® Low Volatility High Dividend Index
S&P 500® Low Volatility Portfolio	S&P 500® Low Volatility Index
S&P 500 Momentum Portfolio	S&P 500 Momentum Index
S&P 500 Value Portfolio	S&P 500 Enhanced Value Index
S&P Emerging Markets Low Volatility Portfolio	S&P BMI Emerging Markets Low Volatility IndexTM
S&P Emerging Markets Momentum Portfolio	S&P Momentum Emerging Plus LargeMidCap IndexTM*

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Fund	Underlying Index
S&P International Developed Low Volatility Portfolio	S&P BMI International Developed Low Volatility IndexTM
S&P International Developed Momentum Portfolio	S&P Momentum Developed ex-U.S. and South Korea LargeMidCap IndexTM**
S&P MidCap Low Volatility Portfolio	S&P MidCap 400® Low Volatility Index
S&P SmallCap Low Volatility Portfolio	S&P SmallCap 600® Low Volatility Index

*	Effective after the close of markets on March 18, 2016, the underlying index changed from S&P BMI Emerging Markets High Beta IndexTM to S&P Momentum Emerging Plus LargeMidCap IndexTM.

**	Effective after the close of markets on March 18, 2016, the underlying index changed from S&P BMI International Developed High Beta IndexTM to S&P Momentum Developed ex-U.S. and South Korea LargeMidCap IndexTM.

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

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Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund (except FTSE International Low Beta Equal Weight Portfolio, Russell 1000 Low Beta Equal Weight Portfolio and S&P 500® High Dividend Low Volatility Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small- and Mid-Capitalization Company Risk. For FTSE International Low Beta Equal Weight Portfolio, S&P Emerging Markets Low Volatility Portfolio, S&P Emerging Markets Momentum Portfolio, S&P International Developed Low Volatility Portfolio, S&P International Developed Momentum Portfolio, S&P MidCap Low Volatility Portfolio and S&P SmallCap Low Volatility Portfolio, investing in securities of small- and medium-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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Foreign Investment Risk. For FTSE International Low Beta Equal Weight Portfolio, S&P Emerging Markets Low Volatility Portfolio, S&P Emerging Markets Momentum Portfolio, S&P International Developed Low Volatility Portfolio, S&P International Developed Momentum Portfolio, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Momentum Investing Risk. For S&P 500 Momentum Portfolio, S&P Emerging Markets Momentum Portfolio and S&P International Developed Momentum Portfolio, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Sampling Risk. S&P Emerging Markets Momentum Portfolio’s use of a representative sampling approach in certain countries will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.
The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

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E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for S&P 500® High Dividend Low Volatility Portfolio and S&P 500® Low Volatility Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. S&P 500® High Dividend Low Volatility Portfolio and S&P 500® Low Volatility Portfolio each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Securities Lending

During the fiscal year ended October 31, 2016, FTSE International Low Beta Equal Weight Portfolio, S&P International Developed Low Volatility Portfolio and S&P SmallCap Low Volatility Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

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As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
FTSE International Low Beta Equal Weight Portfolio	0.45%
Russell 1000 Low Beta Equal Weight Portfolio	0.35%
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	0.25%
S&P 500® High Beta Portfolio	0.25%
S&P 500® High Dividend Low Volatility Portfolio	0.30%
S&P 500® Low Volatility Portfolio	0.25%
S&P 500 Momentum Portfolio	0.25%
S&P 500 Value Portfolio	0.25%
S&P Emerging Markets Low Volatility Portfolio	0.45%*
S&P Emerging Markets Momentum Portfolio	0.45%*
S&P International Developed Low Volatility Portfolio	0.35%**
S&P International Developed Momentum Portfolio	0.35%**
S&P MidCap Low Volatility Portfolio	0.25%
S&P SmallCap Low Volatility Portfolio	0.25%

*	The Adviser has agreed to waive a portion of its unitary management fee through February 28, 2018. After giving effect to such waiver, the Fund’s net unitary management fee is 0.29% of its average daily net assets. Unless the Adviser continues the fee waiver agreement, it will terminate on February 28, 2018. The fee waiver agreement cannot be terminated during its term.
**	The Adviser has agreed to waive a portion of its unitary management fee through February 28, 2018. After giving effect to such waiver, the Fund’s net unitary management fee is 0.25% of its average daily net assets. Unless the Adviser continues the fee waiver agreement, it will terminate on February 28, 2018. The fee waiver agreement cannot be terminated during its term.

Further, through August 31, 2018, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended October 31, 2016, the Adviser waived fees for each Fund in the following amounts:

FTSE International Low Beta Equal Weight Portfolio	$131
Russell 1000 Low Beta Equal Weight Portfolio	144
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	41
S&P 500® High Beta Portfolio	51
S&P 500® High Dividend Low Volatility Portfolio	1,493
S&P 500® Low Volatility Portfolio	3,434
S&P 500 Momentum Portfolio	2
S&P 500 Value Portfolio	6
S&P Emerging Markets Low Volatility Portfolio	302,181
S&P Emerging Markets Momentum Portfolio	2,572
S&P International Developed Low Volatility Portfolio	278,742
S&P International Developed Momentum Portfolio	3,614
S&P MidCap Low Volatility Portfolio	297
S&P SmallCap Low Volatility Portfolio	271

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
FTSE International Low Beta Equal Weight Portfolio	FTSE International Ltd.
Russell 1000 Low Beta Equal Weight Portfolio	Frank Russell Company
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P 500® High Beta Portfolio	S&P Dow Jones Indices LLC
S&P 500® High Dividend Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P 500® Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P 500 Momentum Portfolio	S&P Dow Jones Indices LLC
S&P 500 Value Portfolio	S&P Dow Jones Indices LLC
S&P Emerging Markets Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P Emerging Markets Momentum Portfolio	S&P Dow Jones Indices LLC
S&P International Developed Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P International Developed Momentum Portfolio	S&P Dow Jones Indices LLC
S&P MidCap Low Volatility Portfolio	S&P Dow Jones Indices LLC
S&P SmallCap Low Volatility Portfolio	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Funds. The table below shows S&P 500® High Beta Portfolio’s transactions in, and earnings from, its investment in affiliates for the fiscal year ended October 31, 2016.

S&P 500® High Beta Portfolio

	Value October 31, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2016	Dividend Income
Invesco Ltd.	$690,235	$6,284,649	$(1,285,005)	$(551,670)	$(124,565)	$5,013,644	$27,744

The Adviser also serves as the adviser for PowerShares India Portfolio, and therefore PowerShares India Portfolio is considered to be affiliated with the Funds. The table below shows S&P Emerging Markets Momentum Portfolio’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2016.

S&P Emerging Markets Momentum Portfolio

	Value October 31, 2015	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2016	Dividend Income
PowerShares India Portfolio	$—	$46,565	$(20,205)	$2,880	$1,603	$30,843	$256

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2016, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
FTSE International Low Beta Equal Weight Portfolio
Equity Securities	$146,692,522	$6,135	$—	$146,698,657

S&P Emerging Markets Momentum Portfolio
Equity Securities	$1,583,596	$6,139	$—	$1,589,735

A reconciliation of Level 3 investments is presented when a Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for S&P Emerging Markets Momentum Portfolio during the fiscal year ended October 31, 2016.

	Beginning Balance, as of October 31, 2015	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of October 31, 2016
Equity Securities	$41,444	$—	$(29,200)	$(16,981)	$4,737	$—	$—	$—

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2016 and 2015:

	2016		2015
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
FTSE International Low Beta Equal Weight Portfolio	$2,208,386	$—	$—	$—
Russell 1000 Low Beta Equal Weight Portfolio	1,664,363	—	—	—
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	2,230,409	—	585,447	10,253
S&P 500® High Beta Portfolio	1,082,016	—	2,644,196	—
S&P 500® High Dividend Low Volatility Portfolio	55,786,559	—	16,582,835	—
S&P 500® Low Volatility Portfolio	136,098,330	—	121,208,205	—
S&P 500 Momentum Portfolio	30,887	—	—	—
S&P 500 Value Portfolio	50,033	—	—	—
S&P Emerging Markets Low Volatility Portfolio	4,568,384	—	5,829,953	—
S&P Emerging Markets Momentum Portfolio	32,105	—	94,542	—
S&P International Developed Low Volatility Portfolio	9,700,064	—	9,605,676	—
S&P International Developed Momentum Portfolio	73,374	—	166,413	—
S&P MidCap Low Volatility Portfolio	5,648,124	—	1,549,096	—
S&P SmallCap Low Volatility Portfolio	6,839,137	—	1,805,010	—

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
FTSE International Low Beta Equal Weight Portfolio	$557,868	$60,649	$(9,980)	$(1,851,646)	$148,039,950	$146,796,841
Russell 1000 Low Beta Equal Weight Portfolio	302,667	2,675,890	—	(7,044,464)	142,769,677	138,703,770
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	—	2,882,718	—	(3,821,987)	165,361,924	164,422,655
S&P 500® High Beta Portfolio	566,758	(14,348,550)	—	(27,072,209)	530,058,426	489,204,425
S&P 500® High Dividend Low Volatility Portfolio	—	(12,217,650)	—	(8,594,777)	2,644,243,085	2,623,430,658
S&P 500® Low Volatility Portfolio	—	178,215,385	—	(234,812,769)	6,507,612,180	6,451,014,796
S&P 500 Momentum Portfolio	4,268	53,561	—	(11,899)	1,282,327	1,328,257
S&P 500 Value Portfolio	2,987	9,508	—	(49,612)	1,359,200	1,322,083
S&P Emerging Markets Low Volatility Portfolio	426,731	(5,113,501)	(6,423)	(47,208,529)	321,379,291	269,477,569
S&P Emerging Markets Momentum Portfolio	15,012	64,150	53	(1,785,636)	3,293,516	1,587,095
S&P International Developed Low Volatility Portfolio	2,897,256	(7,100,993)	(22,837)	(26,994,791)	415,357,879	384,136,514
S&P International Developed Momentum Portfolio	18,540	(56,664)	(367)	(1,606,890)	5,180,810	3,535,429
S&P MidCap Low Volatility Portfolio	1,885,150	20,093,198	—	(2,167,662)	662,283,695	682,094,381
S&P SmallCap Low Volatility Portfolio	1,239,452	32,563,322	—	(2,835,987)	620,854,295	651,821,082

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of October 31, 2016.

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
FTSE International Low Beta Equal Weight Portfolio	$1,851,646	$—	$1,851,646
Russell 1000 Low Beta Equal Weight Portfolio	7,044,464	—	7,044,464
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	3,722,320	99,667	3,821,987
S&P 500® High Beta Portfolio	17,870,811	9,201,398	27,072,209
S&P 500® High Dividend Low Volatility Portfolio	8,594,777	—	8,594,777
S&P 500® Low Volatility Portfolio	206,817,367	27,995,402	234,812,769
S&P 500 Momentum Portfolio	11,899	—	11,899
S&P 500 Value Portfolio	49,612	—	49,612

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	Post-effective/no expiration
	Short-Term	Long-Term	Total*
S&P Emerging Markets Low Volatility Portfolio	$24,739,303	$22,469,226	$47,208,529
S&P Emerging Markets Momentum Portfolio	1,179,978	605,658	1,785,636
S&P International Developed Low Volatility Portfolio	17,680,676	9,314,115	26,994,791
S&P International Developed Momentum Portfolio	1,027,966	578,924	1,606,890
S&P MidCap Low Volatility Portfolio	2,167,662	—	2,167,662
S&P SmallCap Low Volatility Portfolio	2,835,987	—	2,835,987

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2016, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
FTSE International Low Beta Equal Weight Portfolio	$79,789,458	$67,307,401
Russell 1000 Low Beta Equal Weight Portfolio	132,149,007	130,341,648
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	69,160,358	71,031,217
S&P 500® High Beta Portfolio	73,302,004	68,738,175
S&P 500® High Dividend Low Volatility Portfolio	776,634,394	777,495,730
S&P 500® Low Volatility Portfolio	3,458,610,976	3,455,701,652
S&P 500 Momentum Portfolio	2,204,890	2,572,271
S&P 500 Value Portfolio	858,941	2,458,114
S&P Emerging Markets Low Volatility Portfolio	192,344,794	140,613,606
S&P Emerging Markets Momentum Portfolio	2,759,214	2,771,998
S&P International Developed Low Volatility Portfolio	160,219,820	160,943,065
S&P International Developed Momentum Portfolio	7,145,940	7,145,115
S&P MidCap Low Volatility Portfolio	208,862,932	202,198,790
S&P SmallCap Low Volatility Portfolio	175,109,716	172,381,811

For the fiscal year ended October 31, 2016, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
FTSE International Low Beta Equal Weight Portfolio	$148,392,278	$15,006,717
Russell 1000 Low Beta Equal Weight Portfolio	185,667,152	49,756,701
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	107,254,154	53,731,584
S&P 500® High Beta Portfolio	553,821,430	142,966,914
S&P 500® High Dividend Low Volatility Portfolio	2,959,449,694	985,380,148
S&P 500® Low Volatility Portfolio	5,897,264,130	4,832,648,694
S&P 500 Momentum Portfolio	1,264,799	2,195,587
S&P 500 Value Portfolio	2,490,279	2,098,351
S&P Emerging Markets Low Volatility Portfolio	58,933,474	15,065,001
S&P Emerging Markets Momentum Portfolio	—	—
S&P International Developed Low Volatility Portfolio	206,602,127	125,728,579
S&P International Developed Momentum Portfolio	—	—
S&P MidCap Low Volatility Portfolio	688,008,787	151,727,209
S&P SmallCap Low Volatility Portfolio	603,824,260	123,182,966

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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At October 31, 2016, the aggregate cost and net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
FTSE International Low Beta Equal Weight Portfolio	$8,431,239	$(8,370,590)	$60,649	$146,638,008
Russell 1000 Low Beta Equal Weight Portfolio	8,611,043	(5,935,153)	2,675,890	136,100,469
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	7,010,269	(4,127,551)	2,882,718	161,579,826
S&P 500® High Beta Portfolio	11,311,143	(25,659,693)	(14,348,550)	503,370,747
S&P 500® High Dividend Low Volatility Portfolio	67,546,324	(79,763,974)	(12,217,650)	2,635,746,641
S&P 500® Low Volatility Portfolio	288,434,750	(110,219,365)	178,215,385	6,269,466,091
S&P 500 Momentum Portfolio	84,359	(30,798)	53,561	1,274,281
S&P 500 Value Portfolio	65,455	(55,947)	9,508	1,312,030
S&P Emerging Markets Low Volatility Portfolio	10,407,483	(15,520,984)	(5,113,501)	274,926,186
S&P Emerging Markets Momentum Portfolio	121,560	(57,410)	64,150	1,525,585
S&P International Developed Low Volatility Portfolio	10,463,779	(17,564,772)	(7,100,993)	395,679,536
S&P International Developed Momentum Portfolio	116,625	(173,289)	(56,664)	3,589,909
S&P MidCap Low Volatility Portfolio	33,205,605	(13,112,407)	20,093,198	661,986,917
S&P SmallCap Low Volatility Portfolio	43,413,175	(10,849,853)	32,563,322	624,096,274

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, foreign currency transactions and passive foreign investment companies, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2016, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
FTSE International Low Beta Equal Weight Portfolio	$69,226	$(2,550,877)	$2,481,651
Russell 1000 Low Beta Equal Weight Portfolio	—	(5,674,778)	5,674,778
S&P 500® ex-Rate Sensitive Low Volatility Portfolio	52,726	(6,006,924)	5,954,198
S&P 500® High Beta Portfolio	—	(1,937,176)	1,937,176
S&P 500® High Dividend Low Volatility Portfolio	2,155,312	(120,052,640)	117,897,328
S&P 500® Low Volatility Portfolio	3,567,376	(539,410,308)	535,842,932
S&P 500 Momentum Portfolio	—	(118,662)	118,662
S&P 500 Value Portfolio	53	(63,368)	63,315
S&P Emerging Markets Low Volatility Portfolio	(272,898)	2,118,522	(1,845,624)
S&P Emerging Markets Momentum Portfolio	1,382	(1,382)	—
S&P International Developed Low Volatility Portfolio	46,616	3,910,780	(3,957,396)
S&P International Developed Momentum Portfolio	(3,806)	3,806	—
S&P MidCap Low Volatility Portfolio	—	(18,767,893)	18,767,893
S&P SmallCap Low Volatility Portfolio	—	(15,469,239)	15,469,239

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the

102

Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

On February 18, 2016, mutual funds affiliated with the Funds’ Adviser purchased in the secondary market 820,187 Shares of S&P International Developed Low Volatility Portfolio valued at $22,776,511, 1,348,361 Shares of S&P MidCap Low Volatility Portfolio valued at $45,385,427 and 1,389,862 Shares of S&P SmallCap Low Volatility Portfolio valued at $45,339,383.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

103

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares FTSE International Low Beta Equal Weight Portfolio, PowerShares Russell 1000 Low Beta Equal Weight Portfolio, PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Low Volatility Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P 500 Momentum Portfolio, PowerShares S&P 500 Value Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P Emerging Markets Momentum Portfolio (formerly PowerShares S&P Emerging Markets High Beta Portfolio), PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P International Developed Momentum Portfolio (formerly PowerShares S&P International Developed High Beta Portfolio), PowerShares S&P MidCap Low Volatility Portfolio, and PowerShares S&P SmallCap Low Volatility Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) as of October 31, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

December 22, 2016

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2016.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares FSTE International Low Beta Equal Weight Portfolio (IDLB)
Actual	$1,000.00	$1,000.56	0.45%	$2.26
Hypothetical (5% return before expenses)	1,000.00	1,022.87	0.45	2.29
PowerShares Russell 1000 Low Beta Equal Weight Portfolio (USLB)
Actual	1,000.00	1,022.52	0.35	1.78
Hypothetical (5% return before expenses)	1,000.00	1,023.38	0.35	1.78
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio (XRLV)
Actual	1,000.00	1,016.76	0.25	1.27
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
PowerShares S&P 500® High Beta Portfolio (SPHB)
Actual	1,000.00	1,056.53	0.25	1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
PowerShares S&P 500® High Dividend Low Volatility Portfolio (SPHD)
Actual	1,000.00	1,033.65	0.30	1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.63	0.30	1.53
PowerShares S&P 500® Low Volatility Portfolio (SPLV)
Actual	1,000.00	1,023.04	0.25	1.27
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27

105

Fees and Expenses (continued)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P 500 Momentum Portfolio (SPMO)
Actual	$1,000.00	$1,049.68	0.25%	$1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
PowerShares S&P 500 Value Portfolio (SPVU)
Actual	1,000.00	1,059.00	0.25	1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)
Actual	1,000.00	1,006.63	0.29	1.46
Hypothetical (5% return before expenses)	1,000.00	1,023.68	0.29	1.48
PowerShares S&P Emerging Markets Momentum Portfolio (EEMO)
Actual	1,000.00	1,025.19	0.27	1.37
Hypothetical (5% return before expenses)	1,000.00	1,023.78	0.27	1.37
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)
Actual	1,000.00	982.63	0.25	1.25
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
PowerShares S&P International Developed Momentum Portfolio (IDMO)
Actual	1,000.00	953.83	0.25	1.23
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)
Actual	1,000.00	1,056.62	0.25	1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)
Actual	1,000.00	1,085.95	0.25	1.31
Hypothetical (5% return before expenses)	1,000.00	1,023.88	0.25	1.27

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2016. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/366. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2016:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
PowerShares FTSE International Low Beta Equal Weight Portfolio	100%	0%
PowerShares Russell 1000 Low Beta Equal Weight Portfolio	100%	95%
PowerShares S&P 500® ex-Rate Sensitive Low Volatility Portfolio	100%	100%
PowerShares S&P 500® High Beta Portfolio	100%	100%
PowerShares S&P 500® High Dividend Low Volatility Portfolio	100%	95%
PowerShares S&P 500® Low Volatility Portfolio	100%	100%
PowerShares S&P 500 Momentum Portfolio	100%	100%
PowerShares S&P 500 Value Portfolio	100%	100%
PowerShares S&P Emerging Markets Low Volatility Portfolio	65%	0%
PowerShares S&P Emerging Markets Momentum Portfolio	62%	0%
PowerShares S&P International Developed Low Volatility Portfolio	63%	0%
PowerShares S&P International Developed Momentum Portfolio	100%	0%
PowerShares S&P MidCap Low Volatility Portfolio	69%	63%
PowerShares S&P SmallCap Low Volatility Portfolio	84%	84%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
PowerShares FTSE International Low Beta Equal Weight Portfolio	$3,614,928	$364,866
PowerShares S&P Emerging Markets Low Volatility Portfolio	6,351,892	901,243
PowerShares S&P International Developed Low Volatility Portfolio	9,057,603	434,607
PowerShares S&P International Developed Momentum Portfolio	94,164	8,492

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Trustees and Officers

The Independent Trustees, the Unaffiliated Trustees, the Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of October 31, 2016.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge - 1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	126	None

Todd J. Barre - 1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	126	None

Marc M. Kole - 1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Senior Director of Finance, By The Hand Club for Kids (2015-Present); Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	126	None

Yung Bong Lim - 1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	126	None

*	This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	126	None

Donald H. Wilson - 1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	126	None

The Unaffiliated Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Unaffiliated Trustees and the other directorships, if any, held by such Trustees are shown below.

Philip M. Nussbaum - 1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee***	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	126	None

*	This is the date the Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.
***	Effective February 25, 2016, Mr. Nussbaum became an Unaffiliated Trustee.

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Trustees and Officers (continued)

The Non-Independent Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Trustees are shown below.

Name, Address and Year of Birth of Non-Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome — 1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc., and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President, Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	126	None

*	This is the date the Non-Independent Trustee began serving the Trust. He serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At October 31, 2016, the “Fund Family” consisted of the Trust’s 67 portfolios and four other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper - 1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill - 1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard - 1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Christopher Joe - 1969 Invesco PowerShares Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2015-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013), U.S. Compliance Director, Invesco, Ltd. (2006-2014) and Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-2015).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris - 1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia - 1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann - 1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

112

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
David Warren - 1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd./Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

113

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio and PowerShares Treasury Collateral Portfolio and Sub-Advisory Agreement for PowerShares Treasury Collateral Portfolio

At a meeting held on September 29, 2016, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Advisory Agreement”) between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio and PowerShares Treasury Collateral Portfolio (each, a “Fund” and collectively, the “Funds”) and the Investment Sub-Advisory Agreement for PowerShares Treasury Collateral Portfolio, between the Adviser and the following seven affiliated sub-advisers (the “Sub-Advisory Agreement”): Invesco Advisers, Inc. (as the initial sub-adviser); Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Trimark Ltd. (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided, (iii) the extent to which economies of scale may be realized as each Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered to and amounts paid by other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with each Fund.

Advisory Agreement

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, information describing the Adviser’s current organization and staffing, including operational support that would be provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for PowerShares Treasury Collateral Portfolio. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled from Lipper Inc. (“Lipper”) databases on the median net expense ratios of ETF, open-end index and open-end actively managed (non-ETF) peers. The Trustees noted that PowerShares S&P SmallCap High Dividend Low Volatility Portfolio’s advisory fee was compared to peers in two Lipper classifications, Equity Income and Small-Cap Core. The Trustees also noted that the comparable fee data provided by the Adviser for PowerShares Treasury Collateral Portfolio included only eight peer ETFs, eight open-end actively managed funds and only one peer open-end index fund. The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of each Fund except for the fee payment under the Advisory Agreement, payments under the Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Trustees noted that each Fund’s proposed unitary fee was below the median net expense ratio of its peer groups as shown below:

114

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio and PowerShares Treasury Collateral Portfolio and Sub-Advisory Agreement for PowerShares Treasury Collateral Portfolio (continued)

Fund	Lipper Classification	ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)
PowerShares S&P SmallCap High Dividend Low Volatility Portfolio	Equity Income	Lower than median (25)	Lower than median (5)	Lower than median (132)

PowerShares S&P SmallCap High Dividend Low Volatility Portfolio	Small-Cap Core	Lower than median (26)	Lower than median (27)	Lower than median (243)

PowerShares S&P International Developed High Dividend Low Volatility Portfolio	International Equity Income	Lower than median (22)	N/A	Lower than median (14)

PowerShares Treasury Collateral Portfolio	Short U.S. Treasury	Lower than median (8)	Lower than median (1)	Lower than median (8)

The Trustees considered each Fund’s proposed unitary advisory fee in light of the administrative, operational and management oversight costs for the Adviser. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided by the Adviser.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the proposed costs of services for each Fund and the sub-advisory fees to be paid by the Adviser for PowerShares Treasury Collateral Portfolio. The Adviser did not provide profitability of the Adviser in managing each Fund because the Funds had not yet commenced operations. However, the Trustees considered other information the Board received at its April meeting on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of each Fund would be enjoyed by the Adviser, but that a unitary fee provides a level of certainty in expenses for each Fund. The Trustees considered whether the proposed advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of each Fund, and they concluded that the flat advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with each Fund, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the Sub-Advisory Agreement for PowerShares Treasury Collateral Portfolio (“Treasury Collateral Portfolio”) at a meeting held on September 29, 2016. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services to be provided under the Sub-Advisory Agreement. The Board also considered the benefits described by the Adviser in having multiple affiliated Sub-Advisers, but noted that Invesco Advisers, Inc. (“IAI”) will be the initial sub-adviser. The Board reviewed the qualifications and background of IAI’s portfolio managers and noted the qualifications and background of the other Sub-Advisers and the resources made available to the Sub-Advisers’ personnel.

115

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares S&P SmallCap High Dividend Low Volatility Portfolio, PowerShares S&P International Developed High Dividend Low Volatility Portfolio and PowerShares Treasury Collateral Portfolio and Sub-Advisory Agreement for PowerShares Treasury Collateral Portfolio (continued)

Based on their review, the Trustees concluded that the nature, extent and quality of services to be provided under the Sub-Advisory Agreement were expected to be appropriate and reasonable.

Fees and Expenses. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco Ltd. when Invesco Ltd.’s affiliates provide sub-advisory services for funds managed by other Invesco Ltd. affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for the Fund and noted that the Adviser compensates the Sub-Advisers from its fee.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Advisory Agreement for the Treasury Collateral Portfolio, the Trustees considered the extent to which economies of scale may be realized as the Treasury Collateral Portfolio grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rate for the Treasury Collateral Portfolio was reasonable in relation to the proposed services and product strategy of the Treasury Collateral Portfolio, and they concluded that the flat sub-advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees noted that the Sub-Advisers had not identified any further benefits that they would derive from their relationships with the Treasury Collateral Portfolio.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Sub-Advisory Agreement for the Treasury Collateral Portfolio. No single factor was determinative in the Board’s analysis.

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

P-PS-AR-12
©2016 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2016.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years shown in the following table. The Audit Committee pre-approved all audit services and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2016	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2015

Audit Fees	$ 1,107,915	$ 1,093,585
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 528,270	$ 498,190
All Other Fees	$ 0	$ 0
Total Fees	$ 1,636,185	1,591,775

(1)         Tax fees for the fiscal year ended October 31, 2016 include fees billed for reviewing tax returns, 2016 excise tax returns and excise tax distributions calculations and fees billed for preparing the final tax returns for the three liquidated portfolios of the Registrant. Tax fees for the fiscal year ended October 31, 2015 included fees billed for reviewing tax returns, 2015 excise tax returns and excise tax distribution calculations.

Fees Billed by PwC Related to PowerShares and PowerShares Affiliates

PwC billed PowerShares Capital Management LLC (“PowerShares”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with PowerShares that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to PowerShares and Affiliates for the last two fiscal years as shown in the following table:

	Fees Billed for Non- Audit Services Rendered to PowerShares and Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to PowerShares and Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees	$ 635,000	$ 574,000
Tax Fees	$ 0	$ 0
All Other Fees	$2,662,000	$ 3,750,000
Total Fees(1)	$3,297,000	$4.324,000

(1)	Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2016 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions. All other fees for the year end 2015 include fees billed related to reviewing operating effectiveness of strategic projects

(e) (1) Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of

the PowerShares Funds (the “Funds”)

Adopted June 26, 2009, amended September 29, 2016

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e) (2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed PowerShares and Affiliates additional aggregate fees of $2,204,000 for the fiscal year ended 2016 and $4,775,000 for the fiscal year ended 2015, for non-audit services not required to be pre-approved by the registrant’s audit committee. In total, PwC billed the Registrant,PowerShares and Affiliates aggregate non-audit fees of $6,029,000 for the fiscal year ended 2016, and $8,908,000 for the fiscal year ended 2015.

(h)With respect to the non-audit services above billed to PowerShares and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule2-01(f)(14) of Regulation S-X, of approximately $22 million and non-audit services of approximately $15 million for the fiscal year ended 2016. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee of the Board of the Trust (the “Audit Committee”) that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Trust, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications , PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trust’s registered public accounting firm. PWC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund may need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able rely on the letter unless it’s term is extended or made permanent by the SEC Staff.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are: Marc M. Kole, Gary R. Wicker and Donald H. Wilson.
(b)	Not applicable

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule30a-2(a) under the Invetment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 andSection 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   PowerShares Exchange-Traded Fund Trust II

By:     /s/ Daniel E. Draper

Name: Daniel E. Draper

Title:   President

Date: January 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Daniel E. Draper

Name: Daniel E. Draper

Title:   President

Date: January 5, 2017

By:     /s/ Steven Hill

Name: Steven Hill

Title:   Treasurer

Date: January 5, 2017